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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 6/30
Date of reporting period: 12/31/12

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT

December 31, 2012

Janus Alternative Fund

Janus Diversified Alternatives Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Alternative Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

THE NEW REALITY

Washington’s inability to fully resolve U.S. fiscal policy likely will mean increased volatility in the first quarter of 2013. We believe that lower returns and greater risk will be major themes in 2013, and may in fact be the new reality for investors for some time to come. Slow economic growth, while challenging for markets in general, is an environment that is advantageous to individual stock and credit selection.

WASHINGTON IN THE WAY

Global economic growth was held back in the fourth quarter by uncertainty over the outcome of U.S. elections and the combination of government tax and spending measures known as the fiscal cliff. Companies have been reluctant to invest until they had clarity on tax and fiscal policy. In the final months of the year, many companies began paring payrolls and postponing projects.

This means that first quarter 2013 growth is likely to be slower than what we have recently experienced. Lawmakers have done little to address the fundamental issue facing the U.S. government: We spend more than we generate in revenue. This will have to change, whether lawmakers proactively address it or global markets force it.

At least three important debates remain: what to do about the budget sequester that Congress imposed upon itself but now seems horrified to face in reality; a potential fight over the debt ceiling; and what to do about long-term corporate tax and entitlement reform. Until we get resolution on these issues, we believe the U.S. economy will struggle to achieve its growth potential.

What does that mean for investors? Low and slow growth. In a way, it’s the new reality. Assets may not appreciate as much in 2013 as they have in previous years. However, we also believe that bottom-up, fundamental research is key to finding opportunities in a slow-growth environment.

EQUITIES: SLOW GROWTH DOES NOT SPELL DOOM

We believe there is still too much uncertainty created by Washington to jump-start consumer and corporate spending to a level that spurs rapid economic growth. However, there are also too many positive underlying growth drivers for individual businesses and even entire industries to knock the U.S. economy completely off course. For instance, lower natural gas prices and more competitive wages have encouraged an industrial and manufacturing renaissance that should help boost the U.S. economy for years to come. A housing rebound is in full swing and consumer spending has remained surprisingly resilient. With more clarity from political leaders, these positive economic drivers should fuel a stronger recovery.

Until then, slow growth should not spell doom for stock markets, in our view. We expect dividend growth to continue regardless of potential changes to tax rates. We believe this represents disciplined use of capital by management teams and should also help support stock prices in times of volatility and uncertainty. It is especially favorable in a low-rate environment where there are few other prospects for higher yield.

While the market would benefit from a stronger economy, we believe a slow-growth environment bodes well for our fundamental, bottom-up research process. We search for companies with strong competitive positions such as a high barrier to entry, or a defensible business model that can protect margins in times of slow growth. In a slow-growth environment, there is more differentiation between these and other companies.

FIXED INCOME: AN EYE ON INTEREST RATES

We believe that interest rates are likely to pose the biggest risk to fixed income investors in 2013. If global central banks’ current unconventional policies begin to be viewed as unsustainable or ineffective, we could see a quick rise in rates.

We continue to believe that the best total and risk-adjusted return opportunities remain in the corporate credit markets, where deleveraging balance sheets, improving individual company fundamental metrics, increased cash flow and rising equity prices have created

Janus Alternative Fund | 1

(Continued) (unaudited)

a near-perfect environment for credit investors. Current valuations make it difficult to find return opportunities similar to the ones that we have experienced previously. However, there are still good opportunities, and we believe the rewards of the credit markets will fall in the hands of those focused on security selection.

OUTLOOK: LOW AND SLOW GROWTH

Low, slow economic growth may lead to more conservative asset appreciation in 2013 than in previous years. While we have increased our vigilance in seeking to protect portfolios against potential downside risk, we remain focused on filtering out the noise and seeking companies poised to deliver solid risk-adjusted returns, even in a challenging environment.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 | DECEMBER 31, 2012

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the CIOs’ and managers’ best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the managers’ opinions. These views are unique to each CIO and each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total annual fund operating expenses, which include the other expenses of the Subsidiary, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least November 1, 2014. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Janus Alternative Fund | 3

(Continued) (unaudited)

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | DECEMBER 31, 2012

Janus Diversified Alternatives Fund (unaudited)

Fund Snapshot
We don’t believe investors get compensated for investing in asset classes, we believe investors get compensated for investing in risks. We invest in a portfolio of traditional and non-traditional investable risk factors distilled from traditional asset classes, each a type of risk premium. We combine these independent risk premia into a liquid portfolio that seeks to deliver absolute returns with low correlation to stocks and bonds.
John Fujiwara co-portfolio manager	Andrew Weisman co-portfolio manager

Janus Diversified Alternatives Fund began investment operations on December 28, 2012. The information provided for Janus Diversified Alternatives Fund reflects investment activity for the period December 28, 2012 to December 31, 2012.

Janus Alternative Fund | 5

Janus Diversified Alternatives Fund (unaudited)

Janus Diversified Alternatives Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Colgate-Palmolive Co. Cosmetics and Toiletries	0.3%
Canadian Pacific Railway, Ltd. Transportation – Railroad	0.3%
Coca-Cola Co. Beverages – Non-Alcoholic	0.2%
SABMiller PLC Brewery	0.2%
Pernod-Ricard S.A. Beverages – Wine and Spirits	0.2%

1.2%

Asset Allocation
As of December 31, 2012

The allocations shown reflect absolute notional exposures to various asset classes. The allocations are calculated net of cash segregated for future obligations.

6 | DECEMBER 31, 2012

(unaudited)

Cumulative Total Return – for the period ended December 31, 2012		Expense Ratios – per the December 28, 2012 prospectuses – estimated for the fiscal year
	Since	Total Annual Fund	Net Annual Fund
	Inception*	Operating Expenses	Operating Expenses

Janus Diversified Alternatives Fund – Class A Shares

NAV	0.10%	1.69%	1.60%

MOP	–5.66%

Janus Diversified Alternatives Fund – Class C Shares

NAV	0.10%	2.56%	2.42%

CDSC	–0.90%

Janus Diversified Alternatives Fund – Class D Shares(1)	0.10%	1.57%	1.38%

Janus Diversified Alternatives Fund – Class I Shares	0.10%	1.37%	1.30%

Janus Diversified Alternatives Fund – Class N Shares	0.10%	1.30%	1.25%

Janus Diversified Alternatives Fund – Class S Shares	0.10%	1.80%	1.75%

Janus Diversified Alternatives Fund – Class T Shares	0.10%	1.55%	1.50%

Barclays U.S. Aggregate Bond Index	–0.10%

London Interbank Offered Rate (LIBOR) + 3%	N/A**

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

The Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

See important disclosures on the next page.

Janus Alternative Fund | 7

Janus Diversified Alternatives Fund (unaudited)

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of the Fund. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Investments in commodities, commodity-linked notes, securities derivatives, futures, foreign securities, short sales and investments through a nonregistered subsidiary provide exposure to certain special risks, including greater volatility and loss of interest and principal, and may not be appropriate for all investors. Commodities are speculative and may fluctuate widely based on a variety of factors, including market movements, economic events and supply and demand disruptions. Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses.

Janus Capital does not have prior experience managing a risk premia investment strategy. There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Risk diversification does not assure a profit or eliminate the risk of loss.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

The Fund’s performance for very short time periods may not be indicative of future performance.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper does not rank this Fund as it is less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Consolidated Notes to Schedule of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 28, 2012.
**	Since inception return is not shown for the index because the inception date as of December 28, 2012 is not available.
(1)	Closed to new investors.

8 | DECEMBER 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(12/28/12)	(12/31/12)	(12/28/12 - 12/31/12)†

Actual	$1,000.00	$1,001.00	$0.20

Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(12/28/12)	(12/31/12)	(12/28/12 - 12/31/12)†

Actual	$1,000.00	$1,001.00	$0.32

Hypothetical (5% return before expenses)	$1,000.00	$1,010.49	$14.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(12/28/12)	(12/31/12)	(12/28/12 - 12/31/12)†

Actual	$1,000.00	$1,001.00	$0.17

Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(12/28/12)	(12/31/12)	(12/28/12 - 12/31/12)†

Actual	$1,000.00	$1,001.00	$0.16

Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.22

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(12/28/12)	(12/31/12)	(12/28/12 - 12/31/12)†

Actual	$1,000.00	$1,001.00	$0.14

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(12/28/12)	(12/31/12)	(12/28/12 - 12/31/12)†

Actual	$1,000.00	$1,001.00	$0.19

Hypothetical (5% return before expenses)	$1,000.00	$1,016.33	$8.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(12/28/12)	(12/31/12)	(12/28/12 - 12/31/12)†

Actual	$1,000.00	$1,001.00	$0.17

Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$8.03

†	Actual expenses paid reflect only the inception period (December 28, 2012 to December 31, 2012). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the net annualized ratio of 1.85% for Class A Shares, 2.92% for Class C Shares, 1.53% for Class D Shares, 1.42% for Class I Shares, 1.26% for Class N Shares, 1.76% for Class S Shares and 1.58% for Class T Shares multiplied by the average account value over the period, multiplied by 4/365 (to reflect the period); however, hypothetical expenses are multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Alternative Fund | 9

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Common Stock – 6.6%
Applications Software – 0.1%
1,384	Microsoft Corp.	$36,994
Automotive – Cars and Light Trucks – 0.2%
8,000	Isuzu Motors, Ltd.**	47,663
Beverages – Non-Alcoholic – 0.2%
1,719	Coca-Cola Co.	62,314
Beverages – Wine and Spirits – 0.2%
478	Pernod-Ricard S.A.**	56,200
Brewery – 0.2%
1,223	SABMiller PLC**	57,555
Cable/Satellite Television – 0.2%
1,386	Comcast Corp. – Class A	51,809
Casino Hotels – 0.1%
1,962	MGM Resorts International*	22,838
Computers – 0.2%
93	Apple, Inc.	49,572
Cosmetics and Toiletries – 0.3%
645	Colgate-Palmolive Co.	67,428
E-Commerce/Products – 0.1%
596	eBay, Inc.*	30,408
E-Commerce/Services – 0.1%
41	priceline.com, Inc.*	25,469
Electronic Components – Semiconductors – 0.1%
1,925	ARM Holdings PLC**	24,611
Enterprise Software/Services – 0.2%
1,133	Oracle Corp.	37,751
Industrial Automation and Robotics – 0.2%
300	FANUC Corp.**	55,799
Instruments – Controls – 0.2%
1,223	Sensata Technologies Holding N.V.*,**	39,723
Life and Health Insurance – 0.4%
12,500	AIA Group, Ltd.	49,820
3,995	Prudential PLC**	55,734
		105,554
Machinery – General Industrial – 0.2%
1,800	Nabtesco Corp.**	39,840
Machinery – Pumps – 0.1%
1,117	Weir Group PLC**	34,666
Medical – Biomedical and Genetic – 0.1%
434	Gilead Sciences, Inc.*	31,877
Medical – Drugs – 0.1%
431	Medivation, Inc.*	22,050
Medical – Wholesale Drug Distributors – 0.2%
1,126	AmerisourceBergen Corp.	48,621
Metal – Iron – 0.1%
7,220	Fortescue Metals Group, Ltd.**	35,812
Multimedia – 0.2%
1,783	News Corp. – Class A	45,538
Oil Companies – Exploration and Production – 0.3%
461	Noble Energy, Inc.	46,902
1,384	Tullow Oil PLC**	28,180
		75,082
Pharmacy Services – 0.3%
688	Express Scripts Holding Co.*	37,152
1,041	Omnicare, Inc.	37,580
		74,732
Real Estate Management/Services – 0.2%
454	Jones Lang LaSalle, Inc.	38,109
Retail – Discount – 0.1%
442	Family Dollar Stores, Inc.	28,027
Semiconductor Components/Integrated Circuits – 0.1%
3,544	Atmel Corp.*	23,213
Steel – Producers – 0.1%
1,552	ThyssenKrupp A.G.**	36,462
Telecommunication Services – 0.2%
1,332	Amdocs, Ltd. (U.S. Shares)**	45,275
Tobacco – 0.4%
1,300	Japan Tobacco, Inc.**	36,655
617	Philip Morris International, Inc.	51,606
		88,261
Toys – 0.2%
1,259	Mattel, Inc.	46,105
Transportation – Marine – 0.2%
6	A.P. Moeller – Maersk A/S – Class B	45,933
Transportation – Railroad – 0.3%
654	Canadian Pacific Railway, Ltd.**	66,360
Transportation – Services – 0.2%
434	Kuehne + Nagel International A.G.**	52,833

Total Common Stock (cost $1,627,883)		1,650,484

Money Market – 99.6%
25,037,000	Janus Cash Liquidity Fund LLC, 0%** (cost $25,037,000)	25,037,000

Total Investments (total cost $26,664,883) – 106.2%		26,687,484

Liabilities, net of Cash, Receivables and Other Assets– (6.2)%		(1,551,469)

Net Assets – 100%		$25,136,015

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$35,812	0.1%
Canada	66,360	0.2%
Denmark	45,933	0.2%
France	56,200	0.2%
Germany	36,462	0.1%
Guernsey	45,275	0.2%
Hong Kong	49,820	0.2%
Japan	179,957	0.7%
Netherlands	39,723	0.1%
Switzerland	52,833	0.2%
United Kingdom	200,746	0.8%
United States††	25,878,363	97.0%

Total	$26,687,484	100.0%

††	Includes Cash Equivalents of 93.8%.

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2012

Consolidated Schedule of Investments (unaudited)

As of December 31, 2012

Forward Currency Contracts, Open

	Currency Units		Unrealized
	Sold/	Currency	Appreciation/
Counterparty/Currency and Settlement Date	(Purchased)	Value U.S. $	(Depreciation)

HSBC Securities (USA), Inc.:
Australian Dollar 1/7/13	(868,000)	$(900,845)	$1,094
British Pound 1/7/13	282,000	458,017	(2,102)
Canadian Dollar 1/7/13	122,000	122,676	(258)
Euro 1/7/13	(718,000)	(947,653)	(1,361)
Japanese Yen 1/7/13	74,000,000	854,306	5,309
New Zealand Dollar 1/7/13	(497,000)	(410,402)	3,061
Norwegian Krone 1/7/13	(5,670,000)	(1,020,425)	6,504
Swedish Krona 1/7/13	(740,000)	(113,831)	215
Swiss Franc 1/7/13	2,483,000	2,715,683	3,030

Total		$757,526	$15,492

Financial Futures – Long
19 Contracts	10-Year U.S. Treasury Note Future expires March 2013, principal amount $2,525,853, value $2,522,844, cumulative depreciation	$(3,009)
3 Contracts	Brent Crude Future expires March 2013, principal amount $328,538, value $329,670, cumulative appreciation	1,132
9 Contracts	Corn Future expires July 2013, principal amount $312,744, value $313,762, cumulative appreciation	1,018
19 Contracts	Euro-Bund Future expires March 2013, principal amount $3,652,400, value $3,652,100, cumulative depreciation	(300)
1 Contract	Gold 100 oz Future expires April 2013, principal amount $165,843, value $167,800, cumulative appreciation	1,957
6 Contracts	Live Cattle Future expires June 2013, principal amount $316,442, value $313,800, cumulative depreciation	(2,642)
2 Contracts	Silver Future expires May 2013, principal amount $300,306, value $302,790, cumulative appreciation	2,484
5 Contracts	Soybean Future expires November 2013, principal amount $327,330, value $325,687, cumulative depreciation	(1,643)

Total		$(1,003)

Financial Futures – Short
7 Contracts	Coffee ’C’ Future expires May 2013, principal amount $392,880, value $385,088, cumulative appreciation	$7,792
4 Contracts	Copper Future expires May 2013, principal amount $359,887, value $366,200, cumulative depreciation	(6,313)
2 Contracts	Corn Future expires May 2013, principal amount $69,643, value $70,025, cumulative depreciation	(382)
10 Contracts	Cotton No.2 Future expires May 2013, principal amount $377,862, value $379,300, cumulative depreciation	(1,438)
19 Contracts	Sugar #11 (World) Future expires July 2013, principal amount $418,417, value $420,067, cumulative depreciation	(1,650)
34 Contracts	U.S. Dollar Index Future expires March 2013, principal amount $2,712,530, value $2,715,614, cumulative depreciation	(3,084)
8 Contracts	Wheat Future expires May 2013, principal amount $315,272, value $315,100, cumulative appreciation	172
3 Contracts	WTI Crude Future expires April 2013, principal amount $275,450, value $278,190, cumulative depreciation	(2,740)

Total		$(7,643)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Alternative Fund | 11

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

As of December 31, 2012

Commodity Index-Linked Swap outstanding at December 31, 2012

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

UBS A.G.	$10,598,240	If negative, a long/short basket of commodity indexes minus 22 basis points	If positive, a long/short basket of commodity indexes minus 22 basis points	3/29/13	$(1,760)

Total Return Swaps outstanding at December 31, 2012

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Barclays	$4,200,000	3 month USD LIBOR plus 20 basis points	Barclays U.S. Credit RBI Series-1 Index	4/1/13	$0
Credit Suisse International	(1,837,789)	S&P 500® Citigroup Growth	3 month USD LIBOR	4/2/13	(36,955)
Credit Suisse International	1,600,027	3 month USD LIBOR	MSCI Daily Trust Net Emerging Market	4/3/13	0
Credit Suisse International	1,839,724	3 month USD LIBOR plus 40 basis points	S&P 500® Citigroup Pure Value	4/3/13	36,630
Credit Suisse International	(1,614,073)	MSCI Daily Gross World	3 month USD LIBOR	4/3/13	0
Goldman Sachs International	2,347,715	1 month USD LIBOR minus 40 basis points	Russell 2000® Total Return Index	4/2/13	47,729
Goldman Sachs International	(2,338,802)	Russell 1000® Total Return Index	1 month USD LIBOR plus 25 basis points	4/2/13	(38,790)

Total					$8,614

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Financial Statements.

12 | DECEMBER 31, 2012

Consolidated Statement of Assets and Liabilities

As of December 31, 2012 (unaudited)	Janus Diversified
(all numbers in thousands except net asset value per share)	Alternatives Fund

Assets:
Investments at cost	$26,665
Unaffiliated investments at value	$1,650
Affiliated investments at value	25,037
Cash	2
Receivables:
Fund shares sold	66
Dividends	–
Due from adviser	8
Outstanding swap contracts at value	84
Non-interested Trustees’ deferred compensation	1
Other assets	–
Forward currency contracts	19
Total Assets	26,867
Liabilities:
Payables:
Investments purchased	1,628
Outstanding swap contracts at value	78
Advisory fees	3
Fund administration fees	–
Internal servicing cost	–
Administrative services fees	–
Distribution fees and shareholder servicing fees	–
Administrative, networking and omnibus fees	–
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	1
Accrued expenses and other payables	8
Variation margin	9
Forward currency contracts	4
Total Liabilities	1,731
Net Assets	$25,136

See Notes to Financial Statements.

Janus Alternative Fund | 13

Consolidated Statement of Assets and Liabilities  (continued)

As of December 31, 2012 (unaudited)	Janus Diversified
(all numbers in thousands except net asset value per share)	Alternatives Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$25,105
Undistributed net investment loss*	(5)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	36
Total Net Assets	$25,136
Net Assets - Class A Shares	$3,576
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	357
Net Asset Value Per Share(1)	$10.01
Maximum Offering Price Per Share(2)	$10.62
Net Assets - Class C Shares	$3,576
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	357
Net Asset Value Per Share(1)	$10.01
Net Assets - Class D Shares	$3,680
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	368
Net Asset Value Per Share	$10.01
Net Assets - Class I Shares	$3,576
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	357
Net Asset Value Per Share	$10.01
Net Assets - Class N Shares	$3,576
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	357
Net Asset Value Per Share	$10.01
Net Assets - Class S Shares	$3,576
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	357
Net Asset Value Per Share	$10.01
Net Assets - Class T Shares	$3,576
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	357
Net Asset Value Per Share	$10.01

*	See Note 6 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

14 | DECEMBER 31, 2012

Consolidated Statement of Operations

For the period ended December 31, 2012 (unaudited)	Janus Diversified
(all numbers in thousands)	Alternatives Fund(1)

Investment Income:
Dividends from affiliates	$–
Total Investment Income	–
Expenses:
Advisory fees	3
Internal servicing expense - Class A Shares	–
Internal servicing expense - Class C Shares	–
Internal servicing expense - Class I Shares	–
Shareholder reports expense	1
Transfer agent fees and expenses	–
Registration fees	4
Custodian fees	1
Professional fees	2
Non-interested Trustees’ fees and expenses	–
Fund administration fees	–
Administrative services fees - Class D Shares	–
Administrative services fees - Class S Shares	–
Administrative services fees - Class T Shares	–
Distribution fees and shareholder servicing fees - Class A Shares	–
Distribution fees and shareholder servicing fees - Class C Shares	1
Distribution fees and shareholder servicing fees - Class S Shares	–
Administrative, networking and omnibus fees - Class A Shares	–
Administrative, networking and omnibus fees - Class C Shares	–
Administrative, networking and omnibus fees - Class I Shares	–
Other expenses	1
Total Expenses	13
Less: Excess Expense Reimbursement	(8)
Net Expenses after Expense Reimbursement	5
Net Investment Loss	(5)
Net Realized and Unrealized Gain/(Loss) on Investments:
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	38
Change in unrealized net appreciation/(depreciation) of futures contracts	(9)
Change in unrealized net appreciation/(depreciation) of swap contracts	7
Net Gain on Investments	36
Net Increase in Net Assets Resulting from Operations	$31

(1)	Period from December 28, 2012 (inception date) through December 31, 2012.
See Notes to Financial Statements.

Janus Alternative Fund | 15

Consolidated Statement of Changes in Net Assets

Janus Diversified
Alternatives Fund
For the period ended December 31 (unaudited)	2012(1)

Operations:
Net investment income/(loss)	$(5)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	36
Net Increase in Net Assets Resulting from Operations	31
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–
Class C Shares	–
Class D Shares	–
Class I Shares	–
Class N Shares	–
Class S Shares	–
Class T Shares	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–
Class C Shares	–
Class D Shares	–
Class I Shares	–
Class N Shares	–
Class S Shares	–
Class T Shares	–
Net Decrease from Dividends and Distributions	–
Capital Share Transactions:
Shares Sold
Class A Shares	3,571
Class C Shares	3,572
Class D Shares	3,676
Class I Shares	3,571
Class N Shares	3,571
Class S Shares	3,572
Class T Shares	3,572
Shares Repurchased
Class A Shares	–
Class C Shares	–
Class D Shares	–
Class I Shares	–
Class N Shares	–
Class S Shares	–
Class T Shares	–
Net Increase from Capital Share Transactions	25,105
Net Increase in Net Assets	25,136
Net Assets:
Beginning of period	–
End of period	$25,136

Undistributed Net Investment Income/(Loss)*	$(5)

*	See Note 6 in Notes to Financial Statements.
(1)	Period from December 28, 2012 (inception date) through December 31, 2012.

See Notes to Financial Statements.

16 | DECEMBER 31, 2012

Financial Highlights

Class A Shares

Janus Diversified
Alternatives Fund
For a share outstanding during the period ended December 31	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–(2)
Net gain on investments (both realized and unrealized)	0.01
Total from Investment Operations	0.01
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.01
Total Return**	0.10%
Net Assets, End of Period (in thousands)	$3,576
Average Net Assets for the Period (in thousands)	$3,571
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.85%
Ratio of Net Investment Loss to Average Net Assets***	(1.80)%
Portfolio Turnover Rate	0%

Class C Shares

Janus Diversified
Alternatives Fund
For a share outstanding during the period ended December 31	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–(2)
Net gain on investments (both realized and unrealized)	0.01
Total from Investment Operations	0.01
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.01
Total Return**	0.10%
Net Assets, End of Period (in thousands)	$3,576
Average Net Assets for the Period (in thousands)	$3,571
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	6.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.92%
Ratio of Net Investment Loss to Average Net Assets***	(2.87)%
Portfolio Turnover Rate	0%

*	See Note 6 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through December 31, 2012.
(2)	Net investment income/(loss) aggregated less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Alternative Fund | 17

Financial Highlights  (continued)

Class D Shares

Janus Diversified
Alternatives Fund
For a share outstanding during the period ended December 31	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–(2)
Net gain on investments (both realized and unrealized)	0.01
Total from Investment Operations	0.01
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.01
Total Return**	0.10%
Net Assets, End of Period (in thousands)	$3,680
Average Net Assets for the Period (in thousands)	$3,571
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.53%
Ratio of Net Investment Loss to Average Net Assets***	(1.47)%
Portfolio Turnover Rate	0%

Class I Shares

Janus Diversified
Alternatives Fund
For a share outstanding during the period ended December 31	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–(2)
Net gain on investments (both realized and unrealized)	0.01
Total from Investment Operations	0.01
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.01
Total Return**	0.10%
Net Assets, End of Period (in thousands)	$3,576
Average Net Assets for the Period (in thousands)	$3,571
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.30%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.42%
Ratio of Net Investment Loss to Average Net Assets***	(1.37)%
Portfolio Turnover Rate	0%

*	See Note 6 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through December 31, 2012.
(2)	Net investment income/(loss) aggregated less than $0.01 on a per share basis.

See Notes to Financial Statements.

18 | DECEMBER 31, 2012

Class N Shares

Janus Diversified
Alternatives Fund
For a share outstanding during the period ended December 31	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–(2)
Net gain on investments (both realized and unrealized)	0.01
Total from Investment Operations	0.01
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.01
Total Return**	0.10%
Net Assets, End of Period (in thousands)	$3,576
Average Net Assets for the Period (in thousands)	$3,571
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.11%
Ratio of Net Expenses (after Waivers and Expense Offsets) to Average Net Assets***	1.26%
Ratio of Net Investment Loss to Average Net Assets***	(1.21)%
Portfolio Turnover Rate	0%

Class S Shares

Janus Diversified
Alternatives Fund
For a share outstanding during the period ended December 31	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–(2)
Net gain on investments (both realized and unrealized)	0.01
Total from Investment Operations	0.01
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.01
Total Return**	0.10%
Net Assets, End of Period (in thousands)	$3,576
Average Net Assets for the Period (in thousands)	$3,571
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.61%
Ratio of Net Expenses (after Waivers and Expense Offsets) to Average Net Assets***	1.76%
Ratio of Net Investment Loss to Average Net Assets***	(1.71)%
Portfolio Turnover Rate	0%

*	See Note 6 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through December 31, 2012.
(2)	Net investment income/(loss) aggregated less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Alternative Fund | 19

Financial Highlights  (continued)

Class T Shares

Janus Diversified
Alternatives Fund
For a share outstanding during the period ended December 31	2012(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–(2)
Net gain on investments (both realized and unrealized)	0.01
Total from Investment Operations	0.01
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$10.01
Total Return**	0.10%
Net Assets, End of Period (in thousands)	$3,576
Average Net Assets for the Period (in thousands)	$3,571
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.42%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.58%
Ratio of Net Investment Loss to Average Net Assets***	(1.52)%
Portfolio Turnover Rate	0%

*	See Note 6 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through December 31, 2012.
(2)	Net investment income/(loss) aggregated less than $0.01 on a per share basis.

See Notes to Financial Statements.

20 | DECEMBER 31, 2012

Notes to Consolidated Schedule of Investments and Other Information(unaudited)

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Diversified Alternatives Fund
Common Stock
Automotive – Cars and Light Trucks	$–	$47,663	$–
Beverages – Wine and Spirits	–	56,200	–
Brewery	–	57,555	–
Electronic Components – Semiconductors	–	24,611	–
Industrial Automation and Robotics	–	55,799	–
Life and Health Insurance	–	105,554	–
Machinery – General Industrial	–	39,840	–
Machinery – Pumps	–	34,666	–
Metal – Iron	–	35,812	–
Oil Companies – Exploration and Production	46,902	28,180	–
Steel – Producers	–	36,462	–
Tobacco	51,606	36,655	–
Transportation – Marine	–	45,933	–
Transportation – Services	–	52,833	–
All Other	894,213	–	–

Money Market	–	25,037,000	–

Total Investments in Securities	$992,721	$25,694,763	$–

Other Financial Instruments(b):	$(8,646)	$22,346	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2012 is noted below.

Fund	Aggregate Value

Janus Diversified Alternatives Fund	$22,263,369

Janus Alternative Fund | 21

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Diversified Alternatives Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Janus Diversified Alternatives Subsidiary, Ltd. is a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, and Consolidated Statement of Changes in Net Assets include the accounts of both Janus Diversified Alternatives Fund and the Subsidiary. The consolidated financial statements include information for the period from December 28, 2012 (inception date) through December 31, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and

22 | DECEMBER 31, 2012

currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. In addition, the Subsidiary, and in turn the Fund indirectly, will bear fees and expenses incurred in connection with the custody, transfer agency, and audit services that the Subsidiary receives.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

Janus Alternative Fund | 23

Notes to Financial Statements (unaudited) (continued)

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Consolidated Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains. Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps,

24 | DECEMBER 31, 2012

investments in mutual funds, OTC options, and forward contracts. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Consolidated Schedule of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Fund may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Fund when measuring fair value (for example, when the Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Fund cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Fund.

In addition, the Accounting Standards Update requires the Fund to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	DERIVATIVE INSTRUMENTS

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, commodities-linked derivative instruments, and inflation index swaps. Each derivative instrument that was held by the Fund during the period ended December 31, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk,

Janus Alternative Fund | 25

Notes to Financial Statements (unaudited) (continued)

equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Commodity-Linked Investments
The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”) which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

26 | DECEMBER 31, 2012

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Consolidated Statement of Operations (if applicable).

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted on the accompanying Consolidated Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Consolidated Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Consolidated Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to a commodity index, commodity markets, or certain common or preferred stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices, the rate of inflation, or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Fund are reported as an asset or liability in “Outstanding swap contracts at value” on the Consolidated Statement of Assets and Liabilities (if applicable). A portion of the value is the appreciation or depreciation of the swaps. Realized gains and losses of the Fund are reported in “Net realized gain/(loss) from swap contracts” on the Consolidated Statement of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes

Janus Alternative Fund | 27

Notes to Financial Statements (unaudited) (continued)

payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of December 31, 2012.

Fair Value of Derivative Instruments as of December 31, 2012

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging	Consolidated Statements of		Consolidated Statements of
instruments	Assets and Liabilities Location	Fair Value	Assets and Liabilities Location	Fair Value

Janus Diversified Alternatives Fund
Commodity Contracts			Outstanding swap contracts at value	$1,760
Equity Contracts	Outstanding swap contracts at value	$84,359	Outstanding swap contracts at value	75,745
Equity Contracts			Variation margin	8,646
Foreign Exchange Contracts	Forward currency contracts	19,213	Forward currency contracts	3,721

Total		$103,572		$89,872

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the period ended December 31, 2012.

The effect of Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2012

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Janus Diversified Alternatives Fund

Commodity Contracts	$–	$(1,760)	$–	$–	$(1,760)

Equity Contracts	(8,646)	8,614	–	–	(32)

Foreign Exchange Contracts	–	–	–	15,492	15,492

Total	$(8,646)	$6,854	$–	$15,492	$13,700

Please see the Fund’s Consolidated Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, and the Consolidated Schedule of Investments are indicative of the Fund’s volume throughout the period.

3.	OTHER INVESTMENTS AND STRATEGIES

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

28 | DECEMBER 31, 2012

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Act which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Consolidated Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result

Janus Alternative Fund | 29

Notes to Financial Statements (unaudited) (continued)

from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Investment in Subsidiary
To qualify as a regulated investment company under the Internal Revenue Code (“IRC”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

The IRS has previously issued a number of private letter rulings to mutual funds which indicate that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectuses and the SAI and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) recently adopted changes to Rule 4.5 under the Commodity Exchange Act which required Janus Capital to register with the CFTC as a Commodity Pool Operator, and operation of the Fund and Subsidiary are subject to certain CFTC rules and regulations. Such regulatory changes, several of which remain uncertain or incomplete, could potentially limit or restrict the ability of the Fund to pursue its investment strategies and/or increase the costs of implementing its strategies.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act.

4.	BASIS FOR CONSOLIDATION FOR JANUS DIVERSIFIED ALTERNATIVES FUND

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments by the Subsidiary and which is generally subject to the same investment policies and restrictions as the Fund. As of December 31, 2012, net assets of the Fund were $25,136,015, of which $5,496,014, or approximately 22%, represented the Fund’s ownership of the shares of the Subsidiary. The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, and Consolidated Statement of Changes in Net Assets include the accounts of both the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation.

5.	INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Subsidiary each pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s

30 | DECEMBER 31, 2012

contractual investment advisory fee rate (expressed as an annual rate). The rate shown is a fixed rate based on the Fund’s average daily net assets.

	Average Daily		Contractual Investment
	Net Assets		Advisory Fee (%)
Fund	of the Fund		(annual rate)

Janus Diversified Alternatives Fund	First $	1 Billion	1.00
	Over $	1 Billion	0.95

Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.

Janus Capital has contractually agreed to waive the Fund’s total annual fund operating expenses, which include the other expenses of the Subsidiary (excluding the distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) to 1.25% until at least November 1, 2014. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires December 28, 2015. For the period ended December 31, 2012, total reimbursement by Janus Capital was $8,098 for the Fund. As of December 31, 2012, the aggregate amount of recoupment that may potentially be made to Janus Capital is $8,098.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the Subsidiary’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Fund pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund to intermediaries at an annual rate,

Janus Alternative Fund | 31

Notes to Financial Statements (unaudited) (continued)

as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Consolidated Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/ (depreciation) and is shown as of December 31, 2012 on the Consolidated Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Consolidated Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $96,728 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal period ended December 31, 2012.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. The Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $249,192 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal period ended December 31, 2012. The Fund’s portion is reported as part of “Other Expenses” on the Consolidated Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2012, there were no upfront sales charges retained by Janus Distributors for Class A Shares.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2012.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. There were no CDSCs paid by redeeming shareholders of Class C Shares to Janus Distributors during the period ended December 31, 2012.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Consolidated Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Consolidated Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Consolidated Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management

32 | DECEMBER 31, 2012

pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended December 31, 2012, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/12

Janus Diversified Alternatives Fund(1)
Janus Cash Liquidity Fund LLC	$30,537,000	$(5,500,000)	$144	$25,037,000

(1)	Period from December 28, 2012 (inception date) through December 31, 2012.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2012, as indicated in the following table.

	Seed Capital
	at		Date of		Date of	Seed Capital
Fund	12/28/12	Purchases	Purchases	Redemptions	Redemptions	at 12/31/12

Janus Diversified Alternatives Fund(1) - Class A Shares	$–	$3,571,428	12/28/12	$–	–	$3,571,428
Janus Diversified Alternatives Fund(1) - Class C Shares	–	3,571,428	12/28/12	–	–	3,571,428
Janus Diversified Alternatives Fund(1) - Class D Shares	–	3,571,429	12/28/12	–	–	3,571,429
Janus Diversified Alternatives Fund(1) - Class I Shares	–	3,571,428	12/28/12	–	–	3,571,428
Janus Diversified Alternatives Fund(1) - Class N Shares	–	3,571,429	12/28/12	–	–	3,571,429
Janus Diversified Alternatives Fund(1) - Class S Shares	–	3,571,429	12/28/12	–	–	3,571,429
Janus Diversified Alternatives Fund(1) - Class T Shares	–	3,571,429	12/28/12	–	–	3,571,429

(1)	Period from December 28, 2012 (inception date) through December 31, 2012.

6.	FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Janus Alternative Fund | 33

Notes to Financial Statements (unaudited) (continued)

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Diversified Alternatives Fund(1)	$26,687,484	$–	$–	$–

(1)	Period from December 28, 2012 (inception date) through December 31, 2012.

7.	Capital Share Transactions

Janus Diversified
For the period ended December 31	Alternative Fund
(all numbers in thousands)	2012(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	357
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	357
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	357
Transactions in Fund Shares – Class C Shares:
Shares sold	357
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	357
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	357
Transactions in Fund Shares – Class D Shares:
Shares sold	368
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	368
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	368
Transactions in Fund Shares – Class I Shares:
Shares sold	357
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	357
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	357
Transactions in Fund Shares – Class N Shares:
Shares sold	357
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	357
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	357

34 | DECEMBER 31, 2012

Janus Diversified
For the period ended December 31	Alternative Fund
(all numbers in thousands)	2012(1)

Transactions in Fund Shares – Class S Shares:
Shares sold	357
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	357
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	357
Transactions in Fund Shares – Class T Shares:
Shares sold	357
Reinvested dividends and distributions	–
Shares repurchased	–
Net Increase/(Decrease) in Fund Shares	357
Shares Outstanding, Beginning of Period	–
Shares Outstanding, End of Period	357

(1)	Period from December 28, 2012 (inception date) through December 31, 2012.

8.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the period ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Diversified Alternatives Fund(1)	$1,627,883	$–	$–	$–

(1)	Period from December 28, 2012 (inception date) through December 31, 2012.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Fund’s financial statements.

10.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Alternative Fund | 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD FOR JANUS DIVERSIFIED ALTERNATIVES FUND

The Trustees of Janus Investment Fund, and each of whom serves as an “independent” Trustee (the “Trustees”), and none of whom has ever been affiliated with Janus Capital, the investment adviser of Janus Diversified Alternatives Fund (the “New Fund”), met on November 8, 2012 to consider the proposed investment advisory agreements for the New Fund. In the course of their consideration of those agreements, the Trustees met in executive session and were advised by their independent legal counsel. In this regard, prior to the meeting and at earlier meetings, the Trustees received and reviewed extensive information, including information with respect to Janus Diversified Alternatives Subsidiary, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, provided by Janus Capital in response to requests of the Trustees and their counsel, and also considered information provided by their independent fee consultant. The Trustees also had been provided and had considered, and were in the process of considering, various data and information in connection with their annual consideration of the investment advisory agreements currently in place with Janus Capital, and certain of that data was relevant to their consideration of the proposed agreements with Janus Capital for the New Fund. Based on their evaluation of the information available to them, the Trustees unanimously approved the investment advisory agreements for the New Fund for an initial term through February 2014, subject to earlier termination as provided for in the agreements.

In considering the agreements and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services to be provided by Janus Capital, taking into account the investment objective and strategy of the New Fund, including the investments to be made through the Subsidiary. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, particularly noting those employees who will provide investment management and risk management services to the New Fund and their relevant experience in managing a liquid alternatives strategy. The Trustees also considered other services provided to the New Fund by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the New Fund’s administrator, monitoring adherence to the New Fund’s investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Fund and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services to be provided by Janus Capital were appropriate and consistent with the terms of the proposed investment advisory agreements. They also concluded that Janus Capital had sufficient personnel, with the appropriate education and experience, to provide the required services to the New Fund.

Costs of Services Provided

The Trustees examined information regarding the proposed fees and expenses of the New Fund in comparison to similar information for other comparable funds, noting the fees and expenses associated with the Subsidiary. The Trustees noted that they had previously reviewed, and were in the process of reviewing, management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services), but that Janus Capital currently was not providing services to any

36 | DECEMBER 31, 2012

other client pursuing the same investment objective and strategy as the New Fund. The Trustees noted that, under the terms of the management agreement with the New Fund, Janus Capital performs significant additional services for the New Fund that it does not provide to those other types of clients, including administration services, oversight of the New Fund’s other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the New Fund and the Subsidiary, Janus Capital assumes many legal risks that it does not assume in servicing its other clients.

The Trustees concluded that the management fee payable by the New Fund and the Subsidiary to Janus Capital was reasonable in relation to the nature, extent and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital charges to other clients, and the expense limitation agreement agreed to by Janus Capital that included within the limit the expenses of the Subsidiary. The Trustees noted that the fees received by Janus Capital for services provided to the Subsidiary would be waived or not collected for so long as Janus Capital are receiving fees for servicing as investment adviser of the New Fund.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the New Fund increases. The Trustees noted that the New Fund is part of the overall Janus funds complex, which means, among other things, that the New Fund shares directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus funds.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the New Fund. They recognized that two affiliates of Janus Capital separately serve the New Fund as transfer agent and distributor, respectively. The Trustees also considered Janus Capital’s proposed use of commissions to be paid by the New Fund on its portfolio brokerage transactions to obtain any proprietary and third-party research products and services benefiting the New Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the New Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by the New Fund therefor, the New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital expects to benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the New Fund and that the New Fund can be expected to benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital.

After full consideration of the above factors, as well as other factors, the Trustees, all of whom are independent Trustees, determined to approve the investment advisory agreements for the New Fund and the Subsidiary, other agreements and organizational matters to establish the New Fund.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged

Janus Alternative Fund | 37

Additional Information (unaudited) (continued)

for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of

38 | DECEMBER 31, 2012

the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

Janus Alternative Fund | 39

Additional Information (unaudited) (continued)

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

40 | DECEMBER 31, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Cumulative total returns are quoted for the Fund. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are estimated for the fiscal year for the Fund. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Consolidated Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Swaps

A table listing swaps follows the Fund’s Schedule of Investments (if applicable). Swaps are agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swaps are used as a means to gain exposure to certain common stocks and/or to hedge against adverse movements in securities prices, currency risk or interest rates.

Janus Alternative Fund | 41

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The table provides the name of the counterparty, the notional amount, the return paid and received by the Fund, termination date and the amount of unrealized appreciation or depreciation for total return swaps. The amount of unrealized appreciation or depreciation reflects the discounted value of the payments to be received from or paid to the counterparty for the last day of the reporting period.

3.	Consolidated Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Consolidated Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Consolidated Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

42 | DECEMBER 31, 2012

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Alternative Fund | 43

Notes

44 | DECEMBER 31, 2012

Notes

Janus Alternative Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0213-32341	125-24-93011 02-13

SEMIANNUAL REPORT

December 31, 2012

Janus Asset Allocation Fund

Janus World Allocation Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asset Allocation Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS(52687); or download the file from janus.com/info. Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment
Officer, Equities

Gibson Smith
Chief Investment
Officer, Fixed Income

THE NEW REALITY

Washington’s inability to fully resolve U.S. fiscal policy likely will mean increased volatility in the first quarter of 2013. We believe that lower returns and greater risk will be major themes in 2013, and may in fact be the new reality for investors for some time to come. Slow economic growth, while challenging for markets in general, is an environment that is advantageous to individual stock and credit selection.

WASHINGTON IN THE WAY

Global economic growth was held back in the fourth quarter by uncertainty over the outcome of U.S. elections and the combination of government tax and spending measures known as the fiscal cliff. Companies have been reluctant to invest until they had clarity on tax and fiscal policy. In the final months of the year, many companies began paring payrolls and postponing projects.

This means that first quarter 2013 growth is likely to be slower than what we have recently experienced. Lawmakers have done little to address the fundamental issue facing the U.S. government: We spend more than we generate in revenue. This will have to change, whether lawmakers proactively address it or global markets force it.

At least three important debates remain: what to do about the budget sequester that Congress imposed upon itself but now seems horrified to face in reality; a potential fight over the debt ceiling; and what to do about long-term corporate tax and entitlement reform. Until we get resolution on these issues, we believe the U.S. economy will struggle to achieve its growth potential.

What does that mean for investors? Low and slow growth. In a way, it’s the new reality. Assets may not appreciate as much in 2013 as they have in previous years. However, we also believe that bottom-up, fundamental research is key to finding opportunities in a slow-growth environment.

EQUITIES: SLOW GROWTH DOES NOT SPELL DOOM

We believe there is still too much uncertainty created by Washington to jump-start consumer and corporate spending to a level that spurs rapid economic growth. However, there are also too many positive underlying growth drivers for individual businesses and even entire industries to knock the U.S. economy completely off course. For instance, lower natural gas prices and more competitive wages have encouraged an industrial and manufacturing renaissance that should help boost the U.S. economy for years to come. A housing rebound is in full swing and consumer spending has remained surprisingly resilient. With more clarity from political leaders, these positive economic drivers should fuel a stronger recovery.

Until then, slow growth should not spell doom for stock markets, in our view. We expect dividend growth to continue regardless of potential changes to tax rates. We believe this represents disciplined use of capital by management teams and should also help support stock prices in times of volatility and uncertainty. It is especially favorable in a low-rate environment where there are few other prospects for higher yield.

While the market would benefit from a stronger economy, we believe a slow-growth environment bodes well for our fundamental, bottom-up research process. We search for companies with strong competitive positions such as a high barrier to entry, or a defensible business model that can protect margins in times of slow growth. In a slow-growth environment, there is more differentiation between these and other companies.

FIXED INCOME: AN EYE ON INTEREST RATES

We believe that interest rates are likely to pose the biggest risk to fixed income investors in 2013. If global central banks’ current unconventional policies begin to be viewed as unsustainable or ineffective, we could see a quick rise in rates.

We continue to believe that the best total and risk-adjusted return opportunities remain in the corporate credit markets, where deleveraging balance sheets, improving individual company fundamental metrics, increased cash flow and rising equity prices have created

Janus Asset Allocation Fund | 1

(Continued) (unaudited)

a near-perfect environment for credit investors. Current valuations make it difficult to find return opportunities similar to the ones that we have experienced previously. However, there are still good opportunities, and we believe the rewards of the credit markets will fall in the hands of those focused on security selection.

OUTLOOK: LOW AND SLOW GROWTH

Low, slow economic growth may lead to more conservative asset appreciation in 2013 than in previous years. While we have increased our vigilance in seeking to protect portfolios against potential downside risk, we remain focused on filtering out the noise and seeking companies poised to deliver solid risk-adjusted returns, even in a challenging environment.

Sincerely,

Jonathan Coleman
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | DECEMBER 31, 2012

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the CIOs’ and manager’s best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to each CIO and the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least November 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Asset Allocation Fund | 3

Janus World Allocation Fund (unaudited)

Fund Snapshot
We believe that active asset allocation among investments with distinct risk/return profiles can provide long-term growth of capital and outperform peers over time. We determine asset allocation by isolating the drivers of risk and return; then allocate using a dynamic approach that seeks to take advantage of market movements to enhance returns during rallies and protect principal during declines.
Dan Scherman portfolio manager

Performance Overview

Janus World Allocation Fund’s Class I Shares returned 7.04% for the six-month period ended December 31, 2012. This compares to a return of 9.91% for the MSCI All Country World Index, the Fund’s primary benchmark, and a 7.38% return by its secondary benchmark, the World Allocation Index, a hypothetical combination of unmanaged indices that combines total returns from the MSCI All Country World Index (65%) and the Barclays Global Aggregate Bond Index (35%).

Fund Merger

It is expected that Janus World Allocation Fund will be merged with and into Janus Global Allocation Fund – Moderate, effective on or about April 5, 2013. Prior to the merger, effective February 15, 2013, Janus Global Allocation Fund – Moderate (formerly named Janus Moderate Allocation Fund) changed its principal investment policies and strategies such that they are substantially similar to those of Janus World Allocation Fund, and Janus World Allocation Fund was closed to new investors. The merger is based largely on the similarities between the funds’ investment objectives and strategies.

Market Review

Most major asset classes moved higher during the period consistent with improving economies in the U.S. and China as well as optimism that Europe’s economy is on the mend. Paced by Europe, non-U.S. equities led, as investors began to realize the eurozone’s sovereign debt crisis had eased. U.S. equities rose more moderately. Housing joined a resurgent manufacturing sector as the latest evidence that the U.S. economy was growing, albeit slowly. With the U.S. Federal Reserve maintaining low interest rates, fixed income also performed relatively well. In general, central banks globally remained focused on providing liquidity to the markets through accommodative monetary policies.

Investment Process

Janus World Allocation Fund is structured as a proprietary fund-of-funds, which means we have the ability to select from Janus, INTECH and Perkins funds currently available to shareholders. When we want exposure to an asset class not represented by any of these managers, we are free to invest outside our corporate umbrella, as we have done this period in the case of our commodities and foreign currency strategy investments.

Our choice of investments is driven not only by an evaluation of the quality and sustainability of fund performance, but also by our characterization of each underlying strategy as Core, Alpha or Alternative. While we employ very specific quantitative and qualitative criteria for inclusion in each of these “modules,” they can be simplified this way:

•	Core strategies are stock and bond portfolios – both international and domestic – that seek to provide market-like exposure to the segments of the market in which each manager specializes.

•	Alpha strategies are those that seek market-beating performance more or less independent of investment style or asset class.

•	Alternative strategies march to their own beat and seek to diversify some of the risks assumed by investing in Core and Alpha strategies.

Once we’ve defined our investable universe and parsed it into these three categories, we then employ techniques such as mean-variance optimization (as well as a measured dose of qualitative judgment) to assemble each module independently. For example, in the Core module, we mix and match the eligible Core funds into a portfolio that best mimics what we believe represents “the market” to a modern investor. Next, we look across the roster of available Alpha strategies to assemble a portfolio that gives us what we believe will be the greatest return in exchange for the least amount of risk. Finally, we assemble a portfolio of Alternative assets that we believe will have the lowest possible correlation with the first two

4 | DECEMBER 31, 2012

(unaudited)

modules in an effort to diversify away some of the risks inherent in investing in the other two.

Once the three individual modules are built, we attempt to combine them in a way designed to take advantage of both the benefits of asset class diversification and the current market environment. We do this not by allocating tactically among the modules, or by investing a set percentage of Fund assets in each asset class and then periodically rebalancing back toward those targets, but instead by allocating assets on the basis of how much risk we believe shareholders can bear. When we think risky assets are performing well, we systematically allocate more to the Alpha module; when we think they are performing poorly, we systematically allocate a greater percentage to Core.

Performance Review

As would be expected in a surging market, our equity investments performed the best, with our all-equity Alpha sleeve leading the way. However, the sleeve underperformed the MSCI All Country World Index and contributed to the Fund underperforming the World Allocation Index.

Our Alternative sleeve recorded moderate gains, but lagged both the Alpha and Core sleeves. The performance was consistent with our expectations for alternative investments, which are designed to provide balance and reduce the Fund’s overall risk in this type of environment. Two of the three largest individual detractors – WisdomTree Dreyfus Chinese Yuan Fund (ETF) and Janus Global Market Neutral Fund – came from the Alternative sleeve. Our cash holdings were the largest detractor.

Individual contributors were led by strategies focused on non-U.S. equities, namely Janus Overseas Fund and Janus International Equity Fund. Janus Global Bond Fund also was among top contributors due to its relatively large weighting in the Fund.

We increased exposure to the more aggressive Alpha sleeve throughout the period by reducing the overall exposure to Alternative sleeve and cash. Our rebalancing model showed the most aggressive positioning allowed for the period. Among individual positions, we trimmed our weighting in the WisdomTree Dreyfus Chinese Yuan (ETF) Fund and added slightly our weighting in the SPDR Gold Trust Exchange Traded Fund (ETF) and the iShares S&P GSCI Commodity-Indexed Trust (ETF) as hedges for higher inflation risks we see as a result of the central bank actions. We also sold our holdings in Janus Flexible Bond Fund to increase our position in Janus Global Bond Fund, which better fit our global investing mandate.

Outlook

It’s difficult to know what or when the next crisis will be but we believe the best way to navigate uncertainty is with discipline. At some point, we believe that fundamentals will again trump the macroeconomic environment.

We remain generally positioned for a strong market environment with our Alpha weighting near its maximum level and a somewhat lower fixed income weighting. We have also reduced Alternatives, which have clearly tempered returns as the market has rallied.

Thank you for investing in Janus World Allocation Fund.

Janus Asset Allocation Fund | 5

Janus World Allocation Fund (unaudited)

Janus World Allocation Fund (% of Net Assets)

Core
INTECH International Fund – Class I Shares	2.2%
INTECH U.S. Growth Fund – Class I Shares	2.3%
INTECH U.S. Value Fund – Class I Shares	2.2%
Janus Flexible Bond Fund – Class N Shares	1.7%
Janus Global Bond Fund – Class I Shares	19.9%
Janus High-Yield Fund – Class N Shares	2.0%
Janus International Equity Fund – Class N Shares	7.4%
Janus Research Fund – Class N Shares	0.8%
Janus Short-Term Bond Fund – Class N Shares	3.1%
Janus Triton Fund – Class N Shares	3.4%
Perkins Large Cap Value Fund – Class N Shares	1.0%
Perkins Mid Cap Value Fund – Class N Shares	2.1%
Perkins Small Cap Value Fund – Class N Shares	1.9%
Alpha
Janus Contrarian Fund – Class I Shares	0.5%
Janus Forty Fund – Class N Shares	0.8%
Janus Global Life Sciences Fund – Class I Shares	6.1%
Janus Global Select Fund – Class I Shares	8.5%
Janus Global Technology Fund – Class I Shares	6.0%
Janus Overseas Fund – Class N Shares	10.3%
Perkins Global Value Fund – Class N Shares	8.9%
Alternative
iShares S&P GSCI Commodity – Indexed Trust (ETF)	2.3%
Janus Global Real Estate Fund – Class I Shares	1.0%
SPDR Gold Trust (ETF)	4.3%
WisdomTree Dreyfus Chinese Yuan Fund (ETF)	1.4%

Janus World Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2012

*Includes Cash and Cash Equivalents of (0.1)%.

6 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012				Expense Ratios – per the October 26, 2012 prospectus
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus World Allocation Fund – Class A Shares

NAV	6.89%	10.43%	2.30%	2.79%	1.46%

MOP	0.77%	4.13%	0.91%

Janus World Allocation Fund – Class C Shares

NAV	6.53%	9.50%	1.63%	3.65%	2.21%

CDSC	5.49%	8.43%	1.63%

Janus World Allocation Fund – Class I Shares	7.04%	10.94%	2.48%	2.57%	1.21%

Janus World Allocation Fund – Class S Shares	6.83%	10.13%	2.10%	3.02%	1.71%

Janus World Allocation Fund – Class T Shares	7.04%	10.46%	2.35%	2.70%	1.46%

Morgan Stanley Capital International All Country World IndexSM	9.91%	16.13%	2.95%

World Allocation Index	7.38%	12.04%	4.43%

Lipper Quartile – Class I Shares	–	2nd	4th

Lipper Ranking – based on total returns for Global Flexible Portfolio Funds	–	170/378	117/149

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Asset Allocation Fund | 7

Janus World Allocation Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The Fund’s and an underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the underlying funds. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – September 3, 2008

8 | DECEMBER 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,070.10	$3.76

Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,065.30	$7.65

Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,070.40	$2.40

Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$2.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,068.30	$5.00

Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,071.60	$3.71

Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.62

†	Expenses are equal to the net annualized expense ratio of 0.72% for Class A Shares, 1.47% for Class C Shares, 0.46% for Class I Shares, 0.96% for Class S Shares and 0.71% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Asset Allocation Fund | 9

Janus World Allocation Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Exchange-Traded Funds – 8.0%
Commodity – 6.6%
3,635	iShares S&P GSCI Commodity – Indexed Trust (ETF)	$119,192
1,410	SPDR Gold Trust (ETF)*	228,434
		347,626
Currency – 1.4%
2,945	WisdomTree Dreyfus Chinese Yuan Fund (ETF)	75,186

Total Exchange-Traded Funds (cost $410,360)		422,812

Mutual Funds(1) – 92.1%
Equity Funds – 65.4%
15,149	INTECH International Fund – Class I Shares	113,618
8,176	INTECH U.S. Growth Fund – Class I Shares	121,248
10,634	INTECH U.S. Value Fund – Class I Shares	114,531
1,919	Janus Contrarian Fund – Class I Shares	29,015
1,158	Janus Forty Fund – Class N Shares	44,766
10,792	Janus Global Life Sciences Fund – Class I Shares	323,207
5,109	Janus Global Real Estate Fund – Class I Shares	52,364
44,511	Janus Global Select Fund – Class I Shares	446,445
16,610	Janus Global Technology Fund – Class I Shares	314,761
34,589	Janus International Equity Fund – Class N Shares	392,591
15,840	Janus Overseas Fund – Class N Shares	542,215
1,232	Janus Research Fund – Class N Shares	40,022
9,790	Janus Triton Fund – Class N Shares	177,291
39,104	Perkins Global Value Fund – Class N Shares	470,814
3,802	Perkins Large Cap Value Fund – Class N Shares	52,347
5,141	Perkins Mid Cap Value Fund – Class N Shares	109,705
4,663	Perkins Small Cap Value Fund – Class N Shares	98,150
		3,443,090
Fixed Income Funds – 26.7%
8,099	Janus Flexible Bond Fund – Class N Shares	87,624
99,775	Janus Global Bond Fund – Class I Shares	1,050,634
11,117	Janus High-Yield Fund – Class N Shares	103,613
53,294	Janus Short-Term Bond Fund – Class N Shares	164,146
		1,406,017

Total Mutual Funds (cost $4,231,753)		4,849,107

Money Market – 1.0%
52,061	Janus Cash Liquidity Fund LLC, 0% (cost $52,061)	52,061

Total Investments (total cost $4,694,174) – 101.1%		5,323,980

Liabilities, net of Cash, Receivables and Other Assets– (1.1)%		(58,164)

Net Assets – 100%		$5,265,816

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2012

Statement of Assets and Liabilities

As of December 31, 2012 (unaudited)	Janus World
(all numbers in thousands except net asset value per share)	Allocation Fund

Assets:
Investments at cost	$4,694
Unaffiliated investments at value	$423
Affiliated investments at value	4,901
Cash	2
Receivables:
Dividends	4
Due from adviser	12
Non-interested Trustees’ deferred compensation	–
Other assets	27
Total Assets	5,369
Liabilities:
Payables:
Investments purchased	31
Advisory fees	–
Fund administration fees	–
Internal servicing cost	–
Administrative services fees	–
Distribution fees and shareholder servicing fees	2
Administrative, networking and omnibus fees	1
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	69
Total Liabilities	103
Net Assets	$5,266
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$4,699
Undistributed net investment income*	55
Undistributed net realized loss from investment and foreign currency transactions*	(118)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	630
Total Net Assets	$5,266
Net Assets - Class A Shares	$1,979
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	211
Net Asset Value Per Share(1)	$9.40
Maximum Offering Price Per Share(2)	$9.97
Net Assets - Class C Shares	$1,887
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	204
Net Asset Value Per Share(1)	$9.24
Net Assets - Class I Shares	$720
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	76
Net Asset Value Per Share	$9.44
Net Assets - Class S Shares	$137
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15
Net Asset Value Per Share	$9.36
Net Assets - Class T Shares	$543
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	58
Net Asset Value Per Share	$9.40

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Asset Allocation Fund | 11

Statement of Operations

For the six-month period ended December 31, 2012 (unaudited)	Janus World
(all numbers in thousands)	Allocation Fund

Investment Income:
Dividends	1
Dividends from affiliates	103
Total Investment Income	104
Expenses:
Advisory fees	2
Internal servicing expense - Class A Shares	–
Internal servicing expense - Class C Shares	1
Internal servicing expense - Class I Shares	–
Shareholder reports expense	24
Transfer agent fees and expenses	–
Registration fees	79
Custodian fees	1
Professional fees	22
Non-interested Trustees’ fees and expenses	–
Fund administration fees	–
Administrative services fees - Class S Shares	–
Administrative services fees - Class T Shares	1
Distribution fees and shareholder servicing fees - Class A Shares	3
Distribution fees and shareholder servicing fees - Class C Shares	10
Distribution fees and shareholder servicing fees - Class S Shares	–
Administrative, networking and omnibus fees - Class A Shares	1
Administrative, networking and omnibus fees - Class C Shares	1
Administrative, networking and omnibus fees - Class I Shares	–
Other expenses	1
Total Expenses	146
Expense and Fee Offset	–
Net Expenses	146
Less: Excess Expense Reimbursement	(118)
Net Expenses after Expense Reimbursement	28
Net Investment Income	76
Net Realized and Unrealized Gain/(Loss) on Investments:
Capital gain distributions from Underlying Funds	57
Change in unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	245
Net Gain on Investments	302
Net Increase in Net Assets Resulting from Operations	$378

See Notes to Financial Statements.

12 | DECEMBER 31, 2012

Statements of Changes in Net Assets

For the six-month period ended December 31, 2012 (unaudited) and
the fiscal year ended June 30, 2012	Janus World Allocation Fund
(all numbers in thousands)	2012	2012

Operations:
Net investment income	$76	$65
Net realized gain/(loss) from investment and foreign currency transactions(1)	–	(26)
Capital gain distributions from Underlying Funds	57	95
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	245	(742)
Net Increase/(Decrease) in Net Assets Resulting from Operations	378	(608)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(17)	(34)
Class C Shares	(2)	(30)
Class I Shares	(8)	(10)
Class S Shares	(1)	(3)
Class T Shares	(5)	(9)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(41)	(142)
Class C Shares	(40)	(125)
Class I Shares	(15)	(45)
Class S Shares	(3)	(12)
Class T Shares	(11)	(38)
Net Decrease from Dividends and Distributions	(143)	(448)
Capital Share Transactions:
Shares Sold
Class A Shares	31	213
Class C Shares	36	155
Class I Shares	21	137
Class S Shares	1	4
Class T Shares	16	136
Reinvested Dividends and Distributions
Class A Shares	56	172
Class C Shares	39	145
Class I Shares	23	55
Class S Shares	4	15
Class T Shares	16	47
Shares Repurchased
Class A Shares	(784)	(1,039)
Class C Shares	(250)	(877)
Class I Shares	(68)	(608)
Class S Shares	(111)	(9)
Class T Shares	(111)	(439)
Net Decrease from Capital Share Transactions	(1,081)	(1,893)
Net Decrease in Net Assets	(846)	(2,949)
Net Assets:
Beginning of period	6,112	9,061
End of period	$5,266	$6,112

Undistributed Net Investment Income*	$55	$11

*	See Note 5 in Notes to Financial Statements.
(1)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Asset Allocation Fund | 13

Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eleven-month fiscal	Janus World Allocation Fund
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.05	$10.37	$9.20	$8.76	$10.00
Income from Investment Operations:
Net investment income	0.18	0.12	0.17	0.07	0.15
Net gain/(loss) on investments (both realized and unrealized)	0.45	(0.82)	1.41	0.49	(1.31)
Total from Investment Operations	0.63	(0.70)	1.58	0.56	(1.16)
Less Distributions:
Dividends (from net investment income)*	(0.08)	(0.12)	(0.15)	(0.10)	(0.08)
Distributions (from capital gains)*	(0.20)	(0.50)	(0.26)	(0.02)	–
Total Distributions	(0.28)	(0.62)	(0.41)	(0.12)	(0.08)
Net Asset Value, End of Period	$9.40	$9.05	$10.37	$9.20	$8.76
Total Return**	7.01%	(6.48)%	17.21%	6.27%	(11.38)%
Net Assets, End of Period (in thousands)	$1,979	$2,577	$3,651	$3,059	$1,734
Average Net Assets for the Period (in thousands)	$2,351	$2,937	$3,482	$2,956	$488
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	4.76%	2.05%	1.55%	1.57%	13.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.72%	0.72%	0.46%	0.45%	0.61%
Ratio of Net Investment Income to Average Net Assets***	2.79%	1.09%	1.62%	1.13%	3.35%
Portfolio Turnover Rate	10%	36%	71%	46%^	70%^

Class C Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eleven-month fiscal	Janus World Allocation Fund
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$8.87	$10.25	$9.11	$8.74	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.10	0.02	0.08	(0.01)	0.19
Net gain/(loss) on investments (both realized and unrealized)	0.48	(0.78)	1.40	0.50	(1.37)
Total from Investment Operations	0.58	(0.76)	1.48	0.49	(1.18)
Less Distributions:
Dividends (from net investment income)*	(0.01)	(0.12)	(0.08)	(0.10)	(0.08)
Distributions (from capital gains)*	(0.20)	(0.50)	(0.26)	(0.02)	–
Total Distributions	(0.21)	(0.62)	(0.34)	(0.12)	(0.08)
Net Asset Value, End of Period	$9.24	$8.87	$10.25	$9.11	$8.74
Total Return**	6.53%	(7.17)%	16.27%	5.47%	(11.58)%
Net Assets, End of Period (in thousands)	$1,887	$1,983	$2,922	$2,429	$1,288
Average Net Assets for the Period (in thousands)	$1,908	$2,344	$2,776	$2,168	$684
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	5.65%	2.91%	2.42%	2.28%	13.46%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	1.47%	1.47%	1.26%	1.21%	0.48%(4)
Ratio of Net Investment Income to Average Net Assets***	2.22%	0.41%	0.81%	0.34%	3.37%
Portfolio Turnover Rate	10%	36%	71%	46%^	70%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.45% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

14 | DECEMBER 31, 2012

Class I Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eleven-month fiscal period	Janus World Allocation Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.11	$10.39	$9.22	$8.79	$10.00
Income from Investment Operations:
Net investment income	0.16	0.19	0.18	0.05	0.19
Net gain/(loss) on investments (both realized and unrealized)	0.48	(0.86)	1.40	0.50	(1.32)
Total from Investment Operations	0.64	(0.67)	1.58	0.55	(1.13)
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.11)	(0.15)	(0.10)	(0.08)
Distributions (from capital gains)*	(0.20)	(0.50)	(0.26)	(0.02)	–
Total Distributions	(0.31)	(0.61)	(0.41)	(0.12)	(0.08)
Net Asset Value, End of Period	$9.44	$9.11	$10.39	$9.22	$8.79
Total Return**	7.04%	(6.12)%	17.22%	6.13%	(11.08)%
Net Assets, End of Period (in thousands)	$720	$720	$1,276	$1,371	$782
Average Net Assets for the Period (in thousands)	$696	$912	$1,367	$1,332	$382
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	4.52%	1.83%	1.40%	1.35%	13.47%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.46%	0.47%	0.48%	0.45%	0.45%
Ratio of Net Investment Income to Average Net Assets***	3.35%	1.42%	1.62%	1.12%	3.57%
Portfolio Turnover Rate	10%	36%	71%	46%^	70%^

Class S Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eleven-month fiscal period	Janus World Allocation Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.00	$10.34	$9.17	$8.75	$10.00
Income from Investment Operations:
Net investment income	0.28	0.08	0.19	0.15	0.19
Net gain/(loss) on investments (both realized and unrealized)	0.33	(0.80)	1.36	0.39	(1.36)
Total from Investment Operations	0.61	(0.72)	1.55	0.54	(1.17)
Less Distributions:
Dividends (from net investment income)*	(0.05)	(0.12)	(0.12)	(0.10)	(0.08)
Distributions (from capital gains)*	(0.20)	(0.50)	(0.26)	(0.02)	–
Total Distributions	(0.25)	(0.62)	(0.38)	(0.12)	(0.08)
Net Asset Value, End of Period	$9.36	$9.00	$10.34	$9.17	$8.75
Total Return**	6.83%	(6.69)%	16.95%	6.04%	(11.48)%
Net Assets, End of Period (in thousands)	$137	$233	$255	$292	$458
Average Net Assets for the Period (in thousands)	$177	$239	$326	$355	$274
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	5.10%	2.28%	1.78%	1.91%	16.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.96%	0.91%	0.77%	0.74%	0.71%
Ratio of Net Investment Income to Average Net Assets***	2.10%	0.96%	1.37%	0.79%	3.09%
Portfolio Turnover Rate	10%	36%	71%	46%^	70%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Fund | 15

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), the eleven-month fiscal period ended June 30, 2010 and the fiscal	Janus World Allocation Fund
period ended July 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.04	$10.36	$9.21	$8.78	$8.25
Income from Investment Operations:
Net investment income	0.15	0.11	0.18	0.09	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.50	(0.81)	1.39	0.46	0.52
Total from Investment Operations	0.65	(0.70)	1.57	0.55	0.53
Less Distributions:
Dividends (from net investment income)*	(0.09)	(0.12)	(0.16)	(0.10)	–
Distributions (from capital gains)*	(0.20)	(0.50)	(0.26)	(0.02)	–
Total Distributions	(0.29)	(0.62)	(0.42)	(0.12)	–
Net Asset Value, End of Period	$9.40	$9.04	$10.36	$9.21	$8.78
Total Return**	7.16%	(6.50)%	17.04%	6.14%	6.42%
Net Assets, End of Period (in thousands)	$543	$599	$957	$39	$1
Average Net Assets for the Period (in thousands)	$581	$706	$1,044	$27	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	4.77%	1.96%	1.38%	1.12%	7.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.71%	0.72%	0.51%	0.46%	0.70%
Ratio of Net Investment Income to Average Net Assets***	2.87%	1.15%	0.54%	0.97%	1.56%
Portfolio Turnover Rate	10%	36%	71%	46%^	70%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from September 3, 2008 (inception date) through July 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

16 | DECEMBER 31, 2012

Notes to Schedule of Investments and Other Information (unaudited)

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Lipper Global Flexible Portfolio Funds	Funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States.

Morgan Stanley Capital International All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

World Allocation Index	A hypothetical combination of unmanaged indices. This internally-calculated index combines the total returns from the Morgan Stanley Capital International All Country World IndexSM (65%) and the Barclays Global Aggregate Bond Index (35%).

ETF	Exchange-Traded Fund

SPDR	Standard & Poor’s Depositary Receipt

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus World Allocation Fund
Exchange-Traded Funds	$422,812	$–	$–

Mutual Funds
Equity Funds	–	3,443,090	–
Fixed Income Funds	–	1,406,017	–

Money Market	–	52,061	–

Total Investments in Securities	$422,812	$4,901,168	$–

Janus Asset Allocation Fund | 17

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus World Allocation Fund (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”) with approximately 90% of its assets allocated to Janus-managed mutual funds and approximately 10% allocated to unqualified pooled investment vehicles (e.g., ETFs) and derivatives. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal period ended December 31, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund in this report is classified as diversified, as defined in the 1940 Act.

The Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The share classes in this report are not offered directly to individual investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
The Fund invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which the Fund’s asset class allocations generally will vary over short-term periods. The expected asset allocation ranges are as follows: 30%-80% equity investments, 20%-60% fixed income investments, and 0%-20% alternative investments for the Fund. Additional details and descriptions of the investment objectives and strategies of each of the underlying fund are available in the Fund’s and underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
The Fund’s net asset value (“NAV”) is calculated based upon the securities held directly by the Fund and the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the Fund and the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the Fund and the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s

18 | DECEMBER 31, 2012

and the underlying funds’ Trustees. Short-term securities held by the Fund and the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the Fund and the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the Fund and the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund and the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s and the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund and underlying funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s and the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the Fund and the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the Fund and the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Janus Asset Allocation Fund | 19

Notes to Financial Statements (unaudited) (continued)

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Fund may be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The underlying funds may make certain investments in REITs which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal period ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

20 | DECEMBER 31, 2012

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Fund may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Fund when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Fund cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Fund.

In addition, the Accounting Standards Update requires the Fund to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fund and underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund and certain underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps,

Janus Asset Allocation Fund | 21

Notes to Financial Statements (unaudited) (continued)

forward contracts, structured investments, and other equity-linked derivatives.

The Fund and underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund and underlying funds invest in a derivative for speculative purposes, the Fund or underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund and underlying funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Fund’s or an underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund and underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund and certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund and certain underlying funds may require the counterparty to post collateral if the Fund or underlying funds have a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Fund and underlying funds may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund and underlying funds.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund and underlying funds could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund and underlying funds paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s and underlying funds’ NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund or underlying funds create leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

22 | DECEMBER 31, 2012

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

There were no derivatives held by the Fund during the fiscal period ended December 31, 2012.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (the “Mathematical funds”) do not intend to invest in high-yield/high-risk bonds.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by an underlying fund, including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on an underlying fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s or an underlying fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative

Janus Asset Allocation Fund | 23

Notes to Financial Statements (unaudited) (continued)

effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Technology Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Janus Global Bond Fund’s non-U.S. bank loan investments are subject to the risks of foreign investment, including Eurozone risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to an underlying fund. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Counterparties
Fund or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund or underlying funds. The Fund or underlying funds may be unable to recover their investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities, if applicable.

The Fund or underlying funds may be exposed to counterparty risk through participation in various programs including, but not limited to, lending their securities to third parties, cash sweep arrangements whereby the Fund’s or underlying funds’ cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund or underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund or underlying funds focus their transactions with a limited number of counterparties, they will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of

24 | DECEMBER 31, 2012

government monopolies, any of which may have a detrimental effect on an underlying fund’s investments. In addition, the underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent an underlying fund invests in Chinese local market equity securities (also known as “A Shares”).

Exchange-Traded Funds
The Fund or underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund or underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund or underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The Fund or underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Fund’s or underlying funds’ total returns. The Fund or underlying funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund or underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s or underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect the underlying fund’s return.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit

Janus Asset Allocation Fund | 25

Notes to Financial Statements (unaudited) (continued)

of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ return and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The underlying funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Short Sales
The underlying funds, except the Mathematical funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Mathematical funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale

26 | DECEMBER 31, 2012

is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by restricted cash or other securities, which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The underlying funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees, disclosed on their Statements of Operations (if applicable), on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

Sovereign Debt
The underlying funds may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The underlying funds may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the underlying funds’ holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying funds may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which an underlying fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus World Allocation Fund	All Asset Levels	0.07

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I

Janus Asset Allocation Fund | 27

Notes to Financial Statements (unaudited) (continued)

Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital has agreed to reimburse the Fund until at least November 1, 2013 by the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Expense
Fund	Limit (%)

Janus World Allocation Fund	0.45

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $96,728 were paid by the

28 | DECEMBER 31, 2012

Trust to a Trustee under the Deferred Plan during the period ended December 31, 2012.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. The Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $249,192 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2012. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal period ended December 31, 2012, Janus Distributors retained the following upfront sales charge:

Upfront
Fund (Class A Shares)	Sales Charge

Janus World Allocation Fund	$98

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the fiscal period ended December 31, 2012.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the fiscal period ended December 31, 2012, redeeming shareholders of Class C Shares paid the following CDSC:

Fund (Class C Shares)	CDSC

Janus World Allocation Fund	$207

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the fiscal period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund and the underlying funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal period ended December 31, 2012, the Fund recorded distributions from affiliated investment companies as affiliated dividend income and capital gains, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/12

Janus World Allocation Fund
INTECH International Fund – Class I Shares	712	$5,246	(4,029)	$(29,056)	$(1,513)	$3,133	$113,618
INTECH U.S. Growth Fund – Class I Shares	266	3,968	(2,002)	(29,717)	4,355	1,807	121,248
INTECH U.S. Value Fund – Class I Shares	428	4,599	(5,110)	(55,025)	12,237	2,402	114,531
Janus Cash Liquidity Fund LLC	253,064	253,061	(264,003)	(264,000)	–	64	52,061
Janus Contrarian Fund – Class I Shares	56	795	(1,876)	(26,604)	5,446	314	29,015
Janus Flexible Bond Fund – Class N Shares	591	4,549	(11,004)	(120,807)	5,745	3,101	87,624
Janus Forty Fund – Class N Shares	23	883	(220)	(8,367)	2,848	344	44,766
Janus Global Bond Fund – Class I Shares	9,604	75,804	(25,895)	(277,356)	12,356	35,817	1,050,634
Janus Global Life Sciences Fund – Class I Shares	1,552	47,810	(2,589)	(77,577)	6,927	–	323,207

Janus Asset Allocation Fund | 29

Notes to Financial Statements (unaudited) (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/12

Janus Global Market Neutral Fund(1) – Class I Shares	55	480	(8,420)	(74,180)	(12,518)	–	–
Janus Global Real Estate Fund – Class I Shares	255	2,560	(3,280)	(32,643)	1,955	1,618	52,364
Janus Global Select Fund – Class I Shares	3,644	34,810	(11,417)	(107,775)	(16,307)	2,057	446,445
Janus Global Technology Fund – Class I Shares	1,932	36,786	(4,251)	(78,411)	(2,635)	–	314,761
Janus High-Yield Fund – Class N Shares	574	5,258	(5,139)	(48,113)	2,736	4,130	103,613
Janus International Equity Fund – Class N Shares	1,150	12,397	(9,007)	(95,754)	(3,391)	5,435	392,591
Janus Overseas Fund – Class N Shares	2,716	89,092	(4,012)	(128,022)	(18,527)	19,727	542,215
Janus Research Fund – Class N Shares	19	615	(78)	(2,456)	617	403	40,022
Janus Short-Term Bond Fund – Class N Shares	1,832	4,238	(12,797)	(39,622)	315	2,072	164,146
Janus Triton Fund – Class N Shares	681	12,242	(2,381)	(42,924)	2,525	2,746	177,291
Perkins Global Value Fund – Class N Shares	6,912	86,712	(9,551)	(119,225)	(1,953)	14,399	470,814
Perkins Large Cap Value Fund – Class N Shares	194	2,706	(757)	(10,566)	343	910	52,347
Perkins Mid Cap Value Fund – Class N Shares	335	7,215	(2,270)	(49,717)	175	988	109,705
Perkins Small Cap Value Fund – Class N Shares	351	7,453	(1,085)	(23,113)	(2,342)	1,621	98,150

		$699,279		$(1,741,030)	$(606)	$103,088	$4,901,168

(1)	Period from July 1, 2012 to October 15, 2012, the Fund’s liquidation.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal period ended December 31, 2012, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	6/30/12	Purchases	Purchases	Redemptions	Redemptions	12/31/12

Janus World Allocation Fund - Class S Shares	$211,089	$–	–	$(104,889)	9/20/12	$106,200

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus World Allocation Fund	$4,807,875	$557,378	$(41,273)	$516,105

30 | DECEMBER 31, 2012

6.	Capital Share Transactions

For the six-month period ended December 31, 2012	Janus World Allocation Fund
(unaudited) and the fiscal year ended June 30, 2012 (all numbers are in thousands)	2012	2012

Transactions in Fund Shares – Class A Shares:
Shares sold	3	23
Reinvested dividends and distributions	6	20
Shares repurchased	(83)	(110)
Net Increase/(Decrease) in Fund Shares	(74)	(67)
Shares Outstanding, Beginning of Period	285	352
Shares Outstanding, End of Period	211	285
Transactions in Fund Shares – Class C Shares:
Shares sold	4	17
Reinvested dividends and distributions	4	17
Shares repurchased	(28)	(95)
Net Increase/(Decrease) in Fund Shares	(20)	(61)
Shares Outstanding, Beginning of Period	224	285
Shares Outstanding, End of Period	204	224
Transactions in Fund Shares – Class I Shares:
Shares sold	2	14
Reinvested dividends and distributions	2	6
Shares repurchased	(7)	(64)
Net Increase/(Decrease) in Fund Shares	(3)	(44)
Shares Outstanding, Beginning of Period	79	123
Shares Outstanding, End of Period	76	79
Transactions in Fund Shares – Class S Shares:
Shares sold	–	–
Reinvested dividends and distributions	–	2
Shares repurchased	(11)	(1)
Net Increase/(Decrease) in Fund Shares	(11)	1
Shares Outstanding, Beginning of Period	26	25
Shares Outstanding, End of Period	15	26
Transactions in Fund Shares – Class T Shares:
Shares sold	2	15
Reinvested dividends and distributions	2	5
Shares repurchased	(12)	(46)
Net Increase/(Decrease) in Fund Shares	(8)	(26)
Shares Outstanding, Beginning of Period	66	92
Shares Outstanding, End of Period	58	66

7.	Purchases and Sales of Investment Securities

For the fiscal period ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus World Allocation Fund	$546,285	$1,631,975	$–	$–

Janus Asset Allocation Fund | 31

Notes to Financial Statements (unaudited) (continued)

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Fund’s financial statements.

9.	Pending Reorganization

The Board of Trustees of the Fund has approved an Agreement and Plan of Reorganization that provides for the merger of the Fund with and into Janus Moderate Allocation Fund (the “Merger”). Prior to the Merger, Janus Moderate Allocation Fund will change its principal investment strategies to be substantially similar to the Fund and will change its name to Janus Global Allocation Fund – Moderate (“Moderate Allocation Fund”). The closing date of the Merger is expected to be on or about April 5, 2013, and is not subject to shareholder approval. After the Merger is completed, Janus World Allocation Fund will be liquidated and terminated. The Merger is expected to be tax-free for federal income tax purposes; therefore, Fund shareholders should not realize a tax gain or loss when the Merger is implemented. The Merger, however, will accelerate distributions, which may be taxable, as the tax year for the Fund will end on the date of the Merger. In connection with the Merger, shareholders of each class of shares of the Fund will receive shares of a corresponding class of Moderate Allocation Fund approximately equivalent in dollar value to Fund shares owned immediately prior to the Merger. Investors who are Fund shareholders as of February 5, 2013 received the prospectus/information statement which includes important information regarding the Merger.

10.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32 | DECEMBER 31, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

Janus Asset Allocation Fund | 33

Additional Information (unaudited) (continued)

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

34 | DECEMBER 31, 2012

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

Janus Asset Allocation Fund | 35

Additional Information (unaudited) (continued)

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

36 | DECEMBER 31, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2012. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment

Janus Asset Allocation Fund | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

38 | DECEMBER 31, 2012

Notes

Janus Asset Allocation Fund | 39

Notes

40 | DECEMBER 31, 2012

Notes

Janus Asset Allocation Fund | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0213-32251	125-24-93008 02-13

SEMIANNUAL REPORT

December 31, 2012

Janus Asset Allocation Funds

Janus Growth Allocation Fund
Janus Moderate Allocation Fund
Janus Conservative Allocation Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asset Allocation Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment
Officer, Equities

Gibson Smith
Chief Investment
Officer, Fixed Income

THE NEW REALITY

Washington’s inability to fully resolve U.S. fiscal policy likely will mean increased volatility in the first quarter of 2013. We believe that lower returns and greater risk will be major themes in 2013, and may in fact be the new reality for investors for some time to come. Slow economic growth, while challenging for markets in general, is an environment that is advantageous to individual stock and credit selection.

WASHINGTON IN THE WAY

Global economic growth was held back in the fourth quarter by uncertainty over the outcome of U.S. elections and the combination of government tax and spending measures known as the fiscal cliff. Companies have been reluctant to invest until they had clarity on tax and fiscal policy. In the final months of the year, many companies began paring payrolls and postponing projects.

This means that first quarter 2013 growth is likely to be slower than what we have recently experienced. Lawmakers have done little to address the fundamental issue facing the U.S. government: We spend more than we generate in revenue. This will have to change, whether lawmakers proactively address it or global markets force it.

At least three important debates remain: what to do about the budget sequester that Congress imposed upon itself but now seems horrified to face in reality; a potential fight over the debt ceiling; and what to do about long-term corporate tax and entitlement reform. Until we get resolution on these issues, we believe the U.S. economy will struggle to achieve its growth potential.

What does that mean for investors? Low and slow growth. In a way, it’s the new reality. Assets may not appreciate as much in 2013 as they have in previous years. However, we also believe that bottom-up, fundamental research is key to finding opportunities in a slow-growth environment.

EQUITIES: SLOW GROWTH DOES NOT SPELL DOOM

We believe there is still too much uncertainty created by Washington to jump-start consumer and corporate spending to a level that spurs rapid economic growth. However, there are also too many positive underlying growth drivers for individual businesses and even entire industries to knock the U.S. economy completely off course. For instance, lower natural gas prices and more competitive wages have encouraged an industrial and manufacturing renaissance that should help boost the U.S. economy for years to come. A housing rebound is in full swing and consumer spending has remained surprisingly resilient. With more clarity from political leaders, these positive economic drivers should fuel a stronger recovery.

Until then, slow growth should not spell doom for stock markets, in our view. We expect dividend growth to continue regardless of potential changes to tax rates. We believe this represents disciplined use of capital by management teams and should also help support stock prices in times of volatility and uncertainty. It is especially favorable in a low-rate environment where there are few other prospects for higher yield.

While the market would benefit from a stronger economy, we believe a slow-growth environment bodes well for our fundamental, bottom-up research process. We search for companies with strong competitive positions such as a high barrier to entry, or a defensible business model that can protect margins in times of slow growth. In a slow-growth environment, there is more differentiation between these and other companies.

FIXED INCOME: AN EYE ON INTEREST RATES

We believe that interest rates are likely to pose the biggest risk to fixed income investors in 2013. If global central banks’ current unconventional policies begin to be viewed as unsustainable or ineffective, we could see a quick rise in rates.

We continue to believe that the best total and risk-adjusted return opportunities remain in the corporate credit markets, where deleveraging balance sheets, improving individual company fundamental metrics, increased cash flow and rising equity prices have created

Janus Asset Allocation Funds | 1

(Continued) (unaudited)

a near-perfect environment for credit investors. Current valuations make it difficult to find return opportunities similar to the ones that we have experienced previously. However, there are still good opportunities, and we believe the rewards of the credit markets will fall in the hands of those focused on security selection.

OUTLOOK: LOW AND SLOW GROWTH

Low, slow economic growth may lead to more conservative asset appreciation in 2013 than in previous years. While we have increased our vigilance in seeking to protect portfolios against potential downside risk, we remain focused on filtering out the noise and seeking companies poised to deliver solid risk-adjusted returns, even in a challenging environment.

Sincerely,

Jonathan Coleman
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | DECEMBER 31, 2012

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Funds’ manager in the Management Commentaries are just that: opinions. They are a reflection of the CIOs’ and manager’s best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the manager’s opinions. These views are unique to each CIO and the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses, to certain limits until at least November 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in certain underlying funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Asset Allocation Funds | 3

Janus Growth Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Growth Allocation Fund’s Class T Shares returned 8.49% during the six-month period ended December 31, 2012. This compares to a return of 5.95% for the S&P 500 Index, the Fund’s primary benchmark, and a return of 7.66% by its secondary benchmark, the Growth Allocation Index, an internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE Index (25%), the Barclays U.S. Aggregate Bond Index (20%), and the MSCI Emerging Markets Index (5%).

Fund Name and Strategy Change

In mid-February, Janus plans to change the Fund’s name to Janus Global Allocation Fund – Growth and will increase its non-U.S. exposure to approximately 40%. Additionally, the Fund will include an allocation to the alternative investments asset category. The Fund’s primary benchmark will also change from the S&P 500 Index to the MSCI All Country World Index.

Market Review

Most major asset classes moved higher during the period consistent with improving economies in the U.S. and China as well as optimism that Europe’s economy is on the mend. Paced by Europe, non-U.S. equities led, as investors began to realize the eurozone’s sovereign debt crisis had eased. U.S. equities rose more moderately. Housing joined a resurgent manufacturing sector as the latest evidence that the U.S. economy was growing, albeit slowly. With the U.S. Federal Reserve maintaining low interest rates, fixed income also performed relatively well. In general, central banks globally remained focused on providing liquidity to the markets through accommodative monetary policies.

Investment Process

Janus Growth Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Growth Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

The Fund outperformed both its benchmarks with all of its investments contributing positive absolute performance during the period, an unusual occurrence since we would expect at least one or a group of investments to decline at least nominally. Usually asset classes don’t move higher in tandem.

Unsurprisingly, our top contributors were headed by non-U.S. focused equity funds, Janus International Equity Fund, Janus Overseas Fund and INTECH International

4 | DECEMBER 31, 2012

(unaudited)

Fund. Value strategies also outperformed in the U.S., which is typical in an early stage economic recovery.

Bottom contributors included Janus Global Select Fund and Janus High-Yield Fund due to their small relative weightings in the Fund. Janus Short-Term Bond Fund also weighed on performance reflecting investors’ preference for riskier assets.

Outlook and Positioning

It’s difficult to know what or when the next crisis will be but we believe the best way to navigate uncertainty is with discipline. At some point, we believe that fundamentals will again trump the macroeconomic environment.

Among changes to the Fund, we added Janus Global Research Fund and reduced Janus Research Fund to gain higher exposure to global markets. We remain comfortable with the Fund’s positioning overall and have allowed a slight under-allocation to fixed income to persist for what we think could be a difficult bond market.

Thank you for investing in Janus Growth Allocation Fund.

Janus Asset Allocation Funds | 5

Janus Growth Allocation Fund (unaudited)

Janus Growth Allocation Fund (% of Net Assets)

Janus International Equity Fund – Class N Shares	12.2%
Janus Flexible Bond Fund – Class N Shares	11.9%
INTECH U.S. Value Fund – Class I Shares	10.0%
Perkins Large Cap Value Fund – Class N Shares	9.7%
INTECH U.S. Growth Fund – Class I Shares	8.5%
Janus Overseas Fund – Class N Shares	7.9%
INTECH International Fund – Class I Shares	7.5%
Janus Global Bond Fund – Class I Shares	4.8%
Janus Research Fund – Class N Shares	4.7%
Janus Global Real Estate Fund – Class I Shares	3.9%
Janus Twenty Fund – Class D Shares	3.1%
Janus Fund – Class N Shares	3.1%
Perkins Mid Cap Value Fund – Class N Shares	2.0%
Janus Global Research Fund – Class I Shares	1.9%
Perkins Small Cap Value Fund – Class N Shares	1.9%
Janus Triton Fund – Class N Shares	1.8%
Janus Emerging Markets Fund – Class I Shares	1.4%
Janus Short-Term Bond Fund – Class N Shares	1.3%
Janus Enterprise Fund – Class N Shares	1.0%
Janus High-Yield Fund – Class N Shares	0.6%
Janus Contrarian Fund – Class I Shares	0.6%
Janus Global Select Fund – Class I Shares	0.2%

Janus Growth Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2012

6 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Growth Allocation Fund – Class A Shares

NAV	8.46%	14.69%	1.35%	5.57%	1.28%	1.28%

MOP	2.21%	8.09%	0.16%	4.68%

Janus Growth Allocation Fund – Class C Shares

NAV	8.07%	13.66%	0.57%	4.77%	2.14%	2.14%

CDSC	7.00%	12.53%	0.57%	4.77%

Janus Growth Allocation Fund – Class D Shares(1)	8.53%	14.93%	1.53%	5.75%	1.07%	1.07%

Janus Growth Allocation Fund – Class I Shares	8.64%	15.05%	1.47%	5.71%	1.01%	1.01%

Janus Growth Allocation Fund – Class S Shares	8.38%	14.54%	1.15%	5.34%	1.42%	1.42%

Janus Growth Allocation Fund – Class T Shares	8.49%	14.79%	1.47%	5.71%	1.18%	1.18%

S&P 500® Index	5.95%	16.00%	1.66%	4.12%

Growth Allocation Index	7.66%	14.29%	1.76%	4.81%

Lipper Quartile – Class T Shares	–	1st	3rd	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Growth Funds	–	82/562	277/478	28/404

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Asset Allocation Funds | 7

Janus Growth Allocation Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The expense ratios shown are estimated.

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

December 31, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

8 | DECEMBER 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,084.60	$2.10

Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,080.70	$6.40

Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,085.30	$1.47

Hypothetical (5% return before expenses)	$1,000.00	$1,023.79	$1.43

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,085.50	$1.10

Hypothetical (5% return before expenses)	$1,000.00	$1,024.15	$1.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,083.80	$3.15

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,084.90	$1.84

Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	$1.79

†	Expenses are equal to the net annualized expense ratio of 0.40% for Class A Shares, 1.22% for Class C Shares, 0.28% for Class D Shares, 0.21% for Class I Shares, 0.59% for Class S Shares and 0.35% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Asset Allocation Funds | 9

Janus Growth Allocation Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 81.4%
2,376,286	INTECH International Fund – Class I Shares	$17,822,145
1,347,172	INTECH U.S. Growth Fund – Class I Shares	19,978,564
2,192,592	INTECH U.S. Value Fund – Class I Shares	23,614,216
93,201	Janus Contrarian Fund – Class I Shares	1,409,191
381,949	Janus Emerging Markets Fund – Class I Shares	3,303,859
34,391	Janus Enterprise Fund – Class N Shares	2,284,250
227,967	Janus Fund – Class N Shares	7,258,474
890,219	Janus Global Real Estate Fund – Class I Shares	9,124,741
289,477	Janus Global Research Fund – Class I Shares	4,527,425
52,866	Janus Global Select Fund – Class I Shares	530,249
2,539,614	Janus International Equity Fund – Class N Shares	28,824,614
546,445	Janus Overseas Fund – Class N Shares	18,704,828
339,812	Janus Research Fund – Class N Shares	11,040,496
228,479	Janus Triton Fund – Class N Shares	4,137,753
118,257	Janus Twenty Fund – Class D Shares	7,339,006
1,659,371	Perkins Large Cap Value Fund – Class N Shares	22,849,543
222,667	Perkins Mid Cap Value Fund – Class N Shares	4,751,715
214,027	Perkins Small Cap Value Fund – Class N Shares	4,505,268
		192,006,337
Fixed Income Funds – 18.6%
2,591,932	Janus Flexible Bond Fund – Class N Shares	28,044,705
1,078,647	Janus Global Bond Fund – Class I Shares	11,358,159
158,502	Janus High-Yield Fund – Class N Shares	1,477,235
1,002,704	Janus Short-Term Bond Fund – Class N Shares	3,088,328
		43,968,427

Total Investments (total cost $200,387,923) – 100.0%		235,974,764

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(85,835)

Net Assets – 100%		$235,888,929

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2012

Janus Moderate Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Moderate Allocation Fund’s Class T Shares returned 6.62% during the six-month period ended December 31, 2012. This compares to a return of 5.95% for the S&P 500 Index, the Fund’s primary benchmark, and a return of 5.99% by its secondary benchmark, the Moderate Allocation Index, an internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE Index (18%) and the MSCI Emerging Markets Index (2%).

Fund Name and Strategy Change

In mid-February, Janus plans to change the Fund’s name to Janus Global Allocation Fund – Moderate and will increase its non-U.S. exposure to approximately 40%. Additionally, the Fund will include an allocation to the alternative investments asset category. The Fund’s primary benchmark will also change from the S&P 500 Index to the MSCI All Country World Index.

Market Review

Most major asset classes moved higher during the period consistent with improving economies in the U.S. and China as well as optimism that Europe’s economy is on the mend. Paced by Europe, non-U.S. equities led, as investors began to realize the eurozone’s sovereign debt crisis had eased. U.S. equities rose more moderately. Housing joined a resurgent manufacturing sector as the latest evidence that the U.S. economy was growing, albeit slowly. With the U.S. Federal Reserve maintaining low interest rates, fixed income also performed relatively well. In general, central banks globally remained focused on providing liquidity to the markets through accommodative monetary policies.

Investment Process

Janus Moderate Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Moderate Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

The Fund outperformed both its benchmarks with all of its investments contributing positive absolute performance during the period, an unusual occurrence since we would expect at least one or a group of investments to decline. Usually asset classes don’t move higher in tandem.

Unsurprisingly, our top contributor was headed by a non-U.S. focused equity fund, Janus International Equity Fund. Janus Flexible Bond Fund was also a key contributor based largely on its significant weighting in the

Janus Asset Allocation Funds | 11

Janus Moderate Allocation Fund (unaudited)

Fund. Meanwhile, our third largest contributor, INTECH U.S. Value Fund, benefited from value strategies generally performing better than growth during the period.

Bottom contributors included Janus Global Select Fund and Janus High-Yield Fund due to their small relative weightings in the Fund. Janus Short-Term Bond also weighed on performance reflecting investors’ preference for riskier assets.

Outlook and Positioning

It’s difficult to know what or when the next crisis will be but we believe the best way to navigate uncertainty is with discipline. At some point, we believe that fundamentals will again trump the macroeconomic environment.

Among changes to the Fund, we added Janus Global Research Fund and reduced Janus Research Fund to gain higher exposure to global markets. We remain comfortable with the Fund’s positioning overall, including a slight under-allocation to fixed income to persist for what we think could be a difficult bond market.

Thank you for investing in Janus Moderate Allocation Fund.

12 | DECEMBER 31, 2012

(unaudited)

Janus Moderate Allocation Fund (% of Net Assets)

Janus Flexible Bond Fund – Class N Shares	33.0%
INTECH U.S. Value Fund – Class I Shares	10.4%
Perkins Large Cap Value Fund – Class N Shares	9.7%
Janus International Equity Fund – Class N Shares	8.6%
INTECH U.S. Growth Fund – Class I Shares	7.0%
Janus Short-Term Bond Fund – Class N Shares	5.1%
Janus Overseas Fund – Class N Shares	4.8%
INTECH International Fund – Class I Shares	4.3%
Janus Research Fund – Class N Shares	3.9%
Janus Fund – Class N Shares	2.3%
Janus Twenty Fund – Class D Shares	2.1%
Perkins Small Cap Value Fund – Class N Shares	2.0%
Janus Global Real Estate Fund – Class I Shares	2.0%
Janus Triton Fund – Class N Shares	1.9%
Janus Global Research Fund – Class I Shares	1.5%
Janus High-Yield Fund – Class N Shares	0.7%
Janus Emerging Markets Fund – Class I Shares	0.5%
Janus Global Select Fund – Class I Shares	0.2%

Janus Moderate Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Janus Asset Allocation Funds | 13

Janus Moderate Allocation Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Moderate Allocation Fund – Class A Shares

NAV	6.67%	12.57%	3.57%	6.25%	1.14%	1.14%

MOP	0.58%	6.06%	2.35%	5.35%

Janus Moderate Allocation Fund – Class C Shares

NAV	6.19%	11.57%	2.79%	5.45%	1.98%	1.98%

CDSC	5.14%	10.47%	2.79%	5.45%

Janus Moderate Allocation Fund – Class D Shares(1)	6.68%	12.74%	3.74%	6.44%	0.98%	0.98%

Janus Moderate Allocation Fund – Class I Shares	6.68%	12.74%	3.68%	6.39%	0.90%	0.90%

Janus Moderate Allocation Fund – Class S Shares	6.55%	12.38%	3.33%	5.99%	1.32%	1.32%

Janus Moderate Allocation Fund – Class T Shares	6.62%	12.59%	3.68%	6.39%	1.08%	1.08%

S&P 500® Index	5.95%	16.00%	1.66%	4.12%

Moderate Allocation Index	5.99%	11.74%	3.14%	5.21%

Lipper Quartile – Class T Shares	–	1st	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Moderate Funds	–	117/469	76/382	16/329

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

14 | DECEMBER 31, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The expense ratios shown are estimated.

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

December 31, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Asset Allocation Funds | 15

Janus Moderate Allocation Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,066.70	$2.03

Hypothetical (5% return before expenses)	$1,000.00	$1,023.24	$1.99

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,061.90	$6.18

Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,066.80	$1.30

Hypothetical (5% return before expenses)	$1,000.00	$1,023.95	$1.28

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,066.80	$0.94

Hypothetical (5% return before expenses)	$1,000.00	$1,024.30	$0.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,065.50	$3.07

Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	$3.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,066.20	$1.77

Hypothetical (5% return before expenses)	$1,000.00	$1,023.49	$1.73

†	Expenses are equal to the net annualized expense ratio of 0.39% for Class A Shares, 1.19% for Class C Shares, 0.25% for Class D Shares, 0.18% for Class I Shares, 0.59% for Class S Shares and 0.34% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

16 | DECEMBER 31, 2012

Janus Moderate Allocation Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 61.2%
1,576,234	INTECH International Fund – Class I Shares	$11,821,753
1,294,436	INTECH U.S. Growth Fund – Class I Shares	19,196,481
2,656,940	INTECH U.S. Value Fund – Class I Shares	28,615,245
169,497	Janus Emerging Markets Fund – Class I Shares	1,466,152
194,989	Janus Fund – Class N Shares	6,208,455
528,942	Janus Global Real Estate Fund – Class I Shares	5,421,661
265,425	Janus Global Research Fund – Class I Shares	4,151,243
54,115	Janus Global Select Fund – Class I Shares	542,777
2,084,667	Janus International Equity Fund – Class N Shares	23,660,967
387,040	Janus Overseas Fund – Class N Shares	13,248,368
330,465	Janus Research Fund – Class N Shares	10,736,791
285,031	Janus Triton Fund – Class N Shares	5,161,919
93,170	Janus Twenty Fund – Class D Shares	5,782,161
1,934,808	Perkins Large Cap Value Fund – Class N Shares	26,642,301
262,961	Perkins Small Cap Value Fund – Class N Shares	5,535,323
		168,191,597
Fixed Income Funds – 38.8%
8,384,154	Janus Flexible Bond Fund – Class N Shares	90,716,544
192,172	Janus High-Yield Fund – Class N Shares	1,791,049
4,578,314	Janus Short-Term Bond Fund – Class N Shares	14,101,206
		106,608,799

Total Investments (total cost $238,690,900) – 100.0%		274,800,396

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(56,106)

Net Assets – 100%		$274,744,290

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Asset Allocation Funds | 17

Janus Conservative Allocation Fund (unaudited)

Fund Snapshot
We believe a fund of funds asset allocation portfolio, diversified among investment managers and optimized to a fixed asset mix, can provide attractive long-term returns. Using an institutional-quality asset allocation model, we combine three distinct investment managers into a series of portfolios, defined by specific risk targets, seeking to provide a core solution for long-term investors.
Dan Scherman portfolio manager

Performance Overview

Janus Conservative Allocation Fund’s Class T Shares returned 5.20% during the six-month period ended December 31, 2012. This compares to a return of 5.95% for the S&P 500 Index, the Fund’s primary benchmark, and a 4.49% return by its secondary benchmark, the Conservative Allocation Index, an internally-calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE Index (12%).

Fund Name and Strategy Change

In mid-February, Janus plans to change the Fund’s name to Janus Global Allocation Fund – Conservative and will increase its non-U.S. exposure to approximately 40%. Additionally, the Fund will include an allocation to the alternative investments asset category. The Fund’s primary benchmark will also change from the S&P 500 Index to the Barclays Global Aggregate Bond Index.

Market Review

Most major asset classes moved higher during the period consistent with improving economies in the U.S. and China as well as optimism that Europe’s economy is on the mend. Paced by Europe, non-U.S. equities led, as investors began to realize the eurozone’s sovereign debt crisis had eased. U.S. equities rose more moderately. Housing joined a resurgent manufacturing sector as the latest evidence that the U.S. economy was growing, albeit slowly. With the U.S. Federal Reserve maintaining low interest rates, fixed income also performed relatively well. In general, central banks globally remained focused on providing liquidity to the markets through accommodative monetary policies.

Investment Process

Janus Conservative Allocation Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically-driven strategies and fundamentally-driven, growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Conservative Allocation Fund. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Portfolio Review

The Fund outperformed the Conservative Allocation Index with all of its investments contributing positive absolute performance during the period, an unusual occurrence since we would expect at least one or a group of investments to decline. Usually asset classes don’t move higher in tandem.

Janus Flexible Bond Fund was easily the Fund’s largest contributor based largely on its weight, given fixed income’s dominant position in the strategy. Other top

18 | DECEMBER 31, 2012

(unaudited)

contributors included Janus International Equity Fund, which benefited from the outperformance of non-U.S. equities, and INTECH U.S. Value Fund, which was aided by value investing styles generally outperforming growth approaches. The INTECH Fund’s larger weighting relative to other equity strategy was also a factor in its contribution.

Detractors included smaller holdings, such as Janus High-Yield Fund, conservatively-positioned equity strategies, such as Perkins Small Cap Value Fund, and slower growing and low volatility assets classes, represented by Janus Short-Term Bond Fund.

Outlook and Positioning

It’s difficult to know what or when the next crisis will be but we believe the best way to navigate uncertainty is with discipline. At some point, we believe that fundamentals will again trump the macroeconomic environment.

Among changes to the Fund, we added Janus Global Research Fund and reduced Janus Research Fund to gain higher exposure to global markets. We remain comfortable with the Fund’s positioning overall, including a slight under-allocation to fixed income to persist for what we think could be a difficult bond market.

Thank you for investing in Janus Conservative Allocation Fund.

Janus Asset Allocation Funds | 19

Janus Conservative Allocation Fund (unaudited)

Janus Conservative Allocation Fund (% of Net Assets)

Janus Flexible Bond Fund – Class N Shares	52.3%
INTECH U.S. Value Fund – Class I Shares	8.4%
Perkins Large Cap Value Fund – Class N Shares	7.2%
Janus Short-Term Bond Fund – Class N Shares	6.4%
INTECH U.S. Growth Fund – Class I Shares	6.1%
Janus International Equity Fund – Class N Shares	4.8%
Janus Research Fund – Class N Shares	3.6%
INTECH International Fund – Class I Shares	2.1%
Janus Triton Fund – Class N Shares	2.0%
Janus Overseas Fund – Class N Shares	2.0%
Janus Fund – Class N Shares	1.8%
Janus Global Research Fund – Class I Shares	1.0%
Janus Global Real Estate Fund – Class I Shares	1.0%
Perkins Small Cap Value Fund – Class N Shares	0.9%
Janus High-Yield Fund – Class N Shares	0.4%

Janus Conservative Allocation Fund At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2012

20 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Conservative Allocation Fund – Class A Shares

NAV	5.12%	10.58%	5.04%	6.53%	1.11%	1.11%

MOP	–0.89%	4.20%	3.81%	5.63%

Janus Conservative Allocation Fund – Class C Shares

NAV	4.73%	9.77%	4.28%	5.75%	1.89%	1.89%

CDSC	3.70%	8.70%	4.28%	5.75%

Janus Conservative Allocation Fund – Class D Shares(1)	5.18%	10.89%	5.24%	6.75%	0.91%	0.91%

Janus Conservative Allocation Fund – Class I Shares	5.21%	10.92%	5.19%	6.71%	0.87%	0.87%

Janus Conservative Allocation Fund – Class S Shares	4.96%	10.42%	4.78%	6.27%	1.27%	1.27%

Janus Conservative Allocation Fund – Class T Shares	5.20%	10.82%	5.19%	6.71%	1.02%	1.02%

S&P 500® Index	5.95%	16.00%	1.66%	4.12%

Conservative Allocation Index	4.49%	9.21%	4.26%	5.49%

Lipper Quartile – Class T Shares	–	1st	1st	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Conservative Funds	–	72/333	46/269	8/212

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Asset Allocation Funds | 21

Janus Conservative Allocation Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The expense ratios shown are estimated.

An underlying fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), derivatives and companies with relatively small market capitalizations. Each underlying fund has different risks. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying funds held within the Fund, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying Janus funds. Performance of the Fund depends on that of the underlying funds, which are subject to the volatility of the financial markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

December 31, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

22 | DECEMBER 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,051.20	$2.12

Hypothetical (5% return before expenses)	$1,000.00	$1,023.14	$2.09

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,047.30	$6.14

Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,051.80	$1.24

Hypothetical (5% return before expenses)	$1,000.00	$1,024.00	$1.22

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,052.10	$0.98

Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	$0.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,050.50	$3.10

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,052.00	$1.81

Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	$1.79

†	Expenses are equal to the net annualized expense ratio of 0.41% for Class A Shares, 1.19% for Class C Shares, 0.24% for Class D Shares, 0.19% for Class I Shares, 0.60% for Class S Shares and 0.35% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Asset Allocation Funds | 23

Janus Conservative Allocation Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Mutual Funds(1) – 100.0%
Equity Funds – 40.9%
756,467	INTECH International Fund – Class I Shares	$5,673,505
1,126,248	INTECH U.S. Growth Fund – Class I Shares	16,702,258
2,161,791	INTECH U.S. Value Fund – Class I Shares	23,282,491
159,946	Janus Fund – Class N Shares	5,092,673
265,612	Janus Global Real Estate Fund – Class I Shares	2,722,519
179,571	Janus Global Research Fund – Class I Shares	2,808,485
1,176,413	Janus International Equity Fund – Class N Shares	13,352,288
159,093	Janus Overseas Fund – Class N Shares	5,445,749
302,519	Janus Research Fund – Class N Shares	9,828,845
301,732	Janus Triton Fund – Class N Shares	5,464,375
1,447,118	Perkins Large Cap Value Fund – Class N Shares	19,926,811
116,247	Perkins Small Cap Value Fund – Class N Shares	2,446,991
		112,746,990
Fixed Income Funds – 59.1%
13,344,694	Janus Flexible Bond Fund – Class N Shares	144,389,592
127,102	Janus High-Yield Fund – Class N Shares	1,184,588
5,713,143	Janus Short-Term Bond Fund – Class N Shares	17,596,481
		163,170,661

Total Investments (total cost $250,488,788) – 100.0%		275,917,651

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(54,141)

Net Assets – 100%		$275,863,510

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

24 | DECEMBER 31, 2012

Statements of Assets and Liabilities

As of December 31, 2012 (unaudited)	Janus Growth	Janus Moderate	Janus Conservative
(all numbers in thousands except net asset value per share)	Allocation Fund	Allocation Fund	Allocation Fund

Assets:
Investments at cost	$200,388	$238,691	$250,489
Affiliated investments at value	235,975	274,800	275,918
Cash	–	–	–
Receivables:
Investments sold	151	–	–
Fund shares sold	404	765	677
Dividends	110	243	370
Non-interested Trustees’ deferred compensation	4	6	4
Other assets	830	1,857	2,916
Total Assets	237,474	277,671	279,885
Liabilities:
Payables:
Due to custodian	–	–	–
Investments purchased	936	2,197	3,320
Fund shares repurchased	517	606	593
Dividends	–	–	–
Advisory fees	10	12	12
Internal servicing cost	–	–	1
Administrative services fees	25	29	29
Distribution fees and shareholder servicing fees	4	9	16
Administrative, networking and omnibus fees	2	3	2
Non-interested Trustees’ fees and expenses	2	–	–
Non-interested Trustees’ deferred compensation fees	4	6	4
Accrued expenses and other payables	85	65	44
Total Liabilities	1,585	2,927	4,021
Net Assets	$235,889	$274,744	$275,864
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$217,473	$245,034	$251,376
Undistributed net investment income*	9	47	74
Undistributed net realized loss from investment and foreign currency transactions*	(17,180)	(6,446)	(1,015)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	35,587	36,109	25,429
Total Net Assets	$235,889	$274,744	$275,864
Net Assets - Class A Shares	$2,833	$6,319	$10,224
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	226	497	807
Net Asset Value Per Share(1)	$12.54	$12.72	$12.66
Maximum Offering Price Per Share(2)	$13.31	$13.50	$13.43
Net Assets - Class C Shares	$4,044	$7,831	$15,892
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	326	623	1,270
Net Asset Value Per Share(1)	$12.40	$12.58	$12.51
Net Assets - Class D Shares	$209,738	$236,962	$214,297
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,647	18,559	16,846
Net Asset Value Per Share	$12.60	$12.77	$12.72
Net Assets - Class I Shares	$4,304	$6,041	$2,773
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	342	473	218
Net Asset Value Per Share	$12.60	$12.76	$12.72
Net Assets - Class S Shares	$1,780	$2,389	$1,348
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	142	189	107
Net Asset Value Per Share	$12.50	$12.64	$12.65
Net Assets - Class T Shares	$13,190	$15,202	$31,330
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,047	1,192	2,466
Net Asset Value Per Share	$12.59	$12.75	$12.71

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Asset Allocation Funds | 25

Statements of Operations

For the six-month period ended December 31, 2012 (unaudited)	Janus Growth	Janus Moderate	Janus Conservative
(all numbers in thousands)	Allocation Fund	Allocation Fund	Allocation Fund

Investment Income:
Dividends from affiliates	$4,612	$5,552	$5,862
Total Investment Income	4,612	5,552	5,862
Expenses:
Advisory fees	59	68	67
Internal servicing expense - Class A Shares	–	–	–
Internal servicing expense - Class C Shares	1	2	2
Internal servicing expense - Class I Shares	–	–	–
Shareholder reports expense	31	27	23
Transfer agent fees and expenses	43	32	22
Registration fees	16	16	15
Professional fees	22	22	22
Non-interested Trustees’ fees and expenses	1	2	2
Administrative services fees - Class D Shares	126	142	126
Administrative services fees - Class S Shares	2	3	2
Administrative services fees - Class T Shares	17	20	37
Distribution fees and shareholder servicing fees - Class A Shares	3	7	12
Distribution fees and shareholder servicing fees - Class C Shares	20	40	77
Distribution fees and shareholder servicing fees - Class S Shares	2	3	2
Administrative, networking and omnibus fees - Class A Shares	1	1	3
Administrative, networking and omnibus fees - Class C Shares	2	2	5
Administrative, networking and omnibus fees - Class I Shares	2	2	1
Other expenses	3	3	3
Total Expenses	351	392	421
Expense and Fee Offset	–	–	–
Net Expenses	351	392	421
Net Investment Income	4,261	5,160	5,441
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions(1)	736	122	(78)
Capital gain distributions from Underlying Funds	1,342	1,763	2,008
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	12,829	10,410	5,873
Net Gain on Investments	14,907	12,295	7,803
Net Increase in Net Assets Resulting from Operations	$19,168	$17,455	$13,244

(1)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

26 | DECEMBER 31, 2012

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Statements of Changes in Net Assets

For the six-month period ended December 31, 2012 (unaudited) and	Janus Growth		Janus Moderate		Janus Conservative
the fiscal year ended June 30, 2012	Allocation Fund		Allocation Fund		Allocation Fund
(all numbers in thousands)	2012	2012	2012	2012	2012	2012

Operations:
Net investment income	$4,261	$3,444	$5,160	$5,451	$5,441	$5,714
Net realized gain/(loss) from investment and foreign currency transactions(1)	736	(2,155)	122	(1,410)	(78)	(534)
Capital gain distributions from Underlying Funds	1,342	4,609	1,763	4,150	2,008	2,458
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	12,829	(15,875)	10,410	(9,409)	5,873	(140)
Net Increase/(Decrease) in Net Assets Resulting from Operations	19,168	(9,977)	17,455	(1,218)	13,244	7,498
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(51)	(43)	(145)	(133)	(270)	(183)
Class C Shares	(43)	(46)	(112)	(174)	(318)	(298)
Class D Shares	(4,203)	(3,561)	(5,735)	(5,406)	(5,926)	(5,317)
Class I Shares	(91)	(35)	(146)	(118)	(81)	(66)
Class S Shares	(31)	(18)	(54)	(27)	(33)	(28)
Class T Shares	(262)	(212)	(361)	(477)	(868)	(524)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	–	–
Class C Shares	–	–	–	–	–	–
Class D Shares	–	–	–	–	–	–
Class I Shares	–	–	–	–	–	–
Class S Shares	–	–	–	–	–	–
Class T Shares	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(4,681)	(3,915)	(6,553)	(6,335)	(7,496)	(6,416)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

28 | DECEMBER 31, 2012

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Statements of Changes in Net Assets  (continued)

For the six-month period ended December 31, 2012 (unaudited) and	Janus Growth		Janus Moderate		Janus Conservative
the fiscal year ended June 30, 2012	Allocation Fund		Allocation Fund		Allocation Fund
(all numbers in thousands)	2012	2012	2012	2012	2012	2012

Capital Share Transactions:
Shares Sold
Class A Shares	341	1,167	752	2,109	2,790	6,406
Class C Shares	389	1,687	265	2,894	2,811	7,981
Class D Shares	7,821	27,648	12,752	39,525	25,580	61,300
Class I Shares	983	2,180	1,423	3,738	1,079	1,312
Class S Shares	514	1,088	699	1,490	230	815
Class T Shares	3,121	5,523	2,820	7,634	6,960	24,827
Reinvested Dividends and Distributions
Class A Shares	50	43	141	124	248	166
Class C Shares	41	44	105	158	263	252
Class D Shares	4,165	3,532	5,683	5,361	5,879	5,284
Class I Shares	85	33	144	116	70	61
Class S Shares	31	18	54	27	33	27
Class T Shares	253	207	355	468	634	480
Shares Repurchased
Class A Shares	(416)	(1,138)	(530)	(1,880)	(1,054)	(3,419)
Class C Shares	(436)	(504)	(1,306)	(1,980)	(1,527)	(2,155)
Class D Shares	(20,230)	(40,574)	(19,226)	(47,737)	(18,855)	(47,129)
Class I Shares	(642)	(777)	(1,397)	(2,633)	(794)	(1,523)
Class S Shares	(491)	(198)	(42)	(357)	(103)	(221)
Class T Shares	(4,010)	(4,457)	(4,268)	(12,366)	(5,196)	(13,795)
Net Increase/(Decrease) from Capital Share Transactions	(8,431)	(4,478)	(1,576)	(3,309)	19,048	40,669
Net Increase/(Decrease) in Net Assets	6,056	(18,370)	9,326	(10,862)	24,796	41,751
Net Assets:
Beginning of period	229,833	248,203	265,418	276,280	251,068	209,317
End of period	$235,889	$229,833	$274,744	$265,418	$275,864	$251,068

Undistributed Net Investment Income*	$9	$428	$47	$1,440	$74	$2,129

*	See Note 5 in Notes to Financial Statements.
(1)	Includes realized gain/(loss) from affiliated investment companies. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

30 | DECEMBER 31, 2012

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Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eight-month fiscal period	Janus Growth Allocation Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.78	$12.49	$10.47	$10.35	$9.16
Income from Investment Operations:
Net investment income	0.22	0.16	0.19	0.17	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.77	(0.68)	2.04	0.14	1.18
Total from Investment Operations	0.99	(0.52)	2.23	0.31	1.19
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.19)	(0.21)	(0.19)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.23)	(0.19)	(0.21)	(0.19)	–
Net Asset Value, End of Period	$12.54	$11.78	$12.49	$10.47	$10.35
Total Return**	8.46%	(4.04)%	21.38%	2.96%	12.99%
Net Assets, End of Period (in thousands)	$2,833	$2,683	$2,768	$628	$149
Average Net Assets for the Period (in thousands)	$2,753	$2,684	$1,640	$343	$99
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.40%	0.48%	0.44%	0.39%	0.50%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.40%	0.48%	0.44%	0.37%	0.47%
Ratio of Net Investment Income to Average Net Assets***	3.53%	1.34%	1.61%	0.92%	0.56%
Portfolio Turnover Rate	7%	18%	26%	13%^	23%

Class A Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eight-month fiscal period ended	Janus Moderate Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.21	$12.57	$10.95	$10.80	$9.68
Income from Investment Operations:
Net investment income	0.24	0.24	0.34	0.18	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.57	(0.31)	1.58	0.24	1.10
Total from Investment Operations	0.81	(0.07)	1.92	0.42	1.12
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.29)	(0.30)	(0.27)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.30)	(0.29)	(0.30)	(0.27)	–
Net Asset Value, End of Period	$12.72	$12.21	$12.57	$10.95	$10.80
Total Return**	6.67%	(0.41)%	17.59%	3.81%	11.57%
Net Assets, End of Period (in thousands)	$6,319	$5,720	$5,498	$1,844	$1,145
Average Net Assets for the Period (in thousands)	$5,993	$5,484	$3,818	$1,676	$424
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.39%	0.42%	0.50%	0.40%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.39%	0.42%	0.50%	0.40%	0.44%
Ratio of Net Investment Income to Average Net Assets***	3.72%	1.98%	2.88%	1.82%	1.43%
Portfolio Turnover Rate	6%	18%	15%	11%^	19%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

32 | DECEMBER 31, 2012

Class A Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eight-month fiscal	Janus Conservative Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.37	$12.38	$11.24	$11.08	$10.13
Income from Investment Operations:
Net investment income	0.25	0.29	0.47	0.33	0.02
Net gain on investments (both realized and unrealized)	0.38	0.05	1.10	0.20	0.93
Total from Investment Operations	0.63	0.34	1.57	0.53	0.95
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.35)	(0.43)	(0.37)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.34)	(0.35)	(0.43)	(0.37)	–
Net Asset Value, End of Period	$12.66	$12.37	$12.38	$11.24	$11.08
Total Return**	5.12%	2.91%	14.08%	4.75%	9.38%
Net Assets, End of Period (in thousands)	$10,224	$8,064	$4,804	$1,173	$235
Average Net Assets for the Period (in thousands)	$9,219	$6,495	$2,950	$710	$41
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.41%	0.44%	0.38%	0.39%	0.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.41%	0.44%	0.38%	0.39%	0.37%
Ratio of Net Investment Income to Average Net Assets***	4.15%	2.36%	3.79%	2.67%	2.70%
Portfolio Turnover Rate	3%	10%	12%	12%^	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 33

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eight-month fiscal period	Janus Growth Allocation Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.60	$12.37	$10.40	$10.33	$9.16
Income from Investment Operations:
Net investment income	0.17	0.08	0.16	0.13	–
Net gain/(loss) on investments (both realized and unrealized)	0.76	(0.69)	1.96	0.13	1.17
Total from Investment Operations	0.93	(0.61)	2.12	0.26	1.17
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.16)	(0.15)	(0.19)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.13)	(0.16)	(0.15)	(0.19)	–
Net Asset Value, End of Period	$12.40	$11.60	$12.37	$10.40	$10.33
Total Return**	8.07%	(4.82)%	20.39%	2.41%	12.77%
Net Assets, End of Period (in thousands)	$4,044	$3,791	$2,736	$706	$110
Average Net Assets for the Period (in thousands)	$3,886	$3,325	$1,446	$398	$20
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.22%	1.34%	1.21%	1.14%	1.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	1.22%	1.34%	1.21%	1.13%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.74%	0.46%	0.51%	0.27%	(0.18)%
Portfolio Turnover Rate	7%	18%	26%	13%^	23%

Class C Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eight-month fiscal period	Janus Moderate Allocation Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.02	$12.46	$10.88	$10.77	$9.68
Income from Investment Operations:
Net investment income	0.16	0.15	0.26	0.21	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.58	(0.32)	1.57	0.15	1.08
Total from Investment Operations	0.74	(0.17)	1.83	0.36	1.09
Less Distributions:
Dividends (from net investment income)*	(0.18)	(0.27)	(0.25)	(0.25)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.18)	(0.27)	(0.25)	(0.25)	–
Net Asset Value, End of Period	$12.58	$12.02	$12.46	$10.88	$10.77
Total Return**	6.19%	(1.27)%	16.86%	3.33%	11.26%
Net Assets, End of Period (in thousands)	$7,831	$8,397	$7,572	$2,509	$406
Average Net Assets for the Period (in thousands)	$7,996	$7,945	$5,021	$1,469	$113
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.19%	1.26%	1.16%	1.16%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	1.19%	1.26%	1.16%	1.16%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.79%	1.10%	1.85%	0.87%	0.71%
Portfolio Turnover Rate	6%	18%	15%	11%^	19%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

34 | DECEMBER 31, 2012

Class C Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eight-month fiscal	Janus Conservative Allocation Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.19	$12.26	$11.17	$11.06	$10.13
Income from Investment Operations:
Net investment income	0.21	0.22	0.40	0.32	0.01
Net gain on investments (both realized and unrealized)	0.37	0.03	1.07	0.14	0.92
Total from Investment Operations	0.58	0.25	1.47	0.46	0.93
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.32)	(0.38)	(0.35)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.26)	(0.32)	(0.38)	(0.35)	–
Net Asset Value, End of Period	$12.51	$12.19	$12.26	$11.17	$11.06
Total Return**	4.73%	2.19%	13.25%	4.17%	9.18%
Net Assets, End of Period (in thousands)	$15,892	$13,969	$7,808	$1,648	$253
Average Net Assets for the Period (in thousands)	$15,234	$11,010	$4,096	$953	$54
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.19%	1.19%	1.14%	1.14%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	1.19%	1.19%	1.14%	1.14%	1.13%
Ratio of Net Investment Income to Average Net Assets***	3.22%	1.65%	2.98%	1.81%	1.87%
Portfolio Turnover Rate	3%	10%	12%	12%^	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 35

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30 and the fiscal period ended June 30,	Janus Growth Allocation Fund
2010	2012	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$11.85	$12.54	$10.49	$10.66
Income from Investment Operations:
Net investment income	0.23	0.18	0.21	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.78	(0.67)	2.05	(0.20)
Total from Investment Operations	1.01	(0.49)	2.26	(0.17)
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.20)	(0.21)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.26)	(0.20)	(0.21)	–
Net Asset Value, End of Period	$12.60	$11.85	$12.54	$10.49
Total Return**	8.53%	(3.77)%	21.56%	(1.59)%
Net Assets, End of Period (in thousands)	$209,738	$205,107	$227,179	$187,128
Average Net Assets for the Period (in thousands)	$207,587	$207,366	$214,398	$199,596
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.28%	0.28%	0.28%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.28%	0.28%	0.28%	0.27%
Ratio of Net Investment Income to Average Net Assets***	3.64%	1.52%	1.74%	0.71%
Portfolio Turnover Rate	7%	18%	26%	13%^

Class D Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30 and the fiscal period ended June 30,	Janus Moderate Allocation Fund
2010	2012	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$12.27	$12.62	$10.96	$10.98
Income from Investment Operations:
Net investment income	0.25	0.26	0.34	0.06
Net gain/(loss) on investments (both realized and unrealized)	0.57	(0.31)	1.62	(0.08)
Total from Investment Operations	0.82	(0.05)	1.96	(0.02)
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.30)	(0.30)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.32)	(0.30)	(0.30)	–
Net Asset Value, End of Period	$12.77	$12.27	$12.62	$10.96
Total Return**	6.68%	(0.27)%	18.00%	(0.18)%
Net Assets, End of Period (in thousands)	$236,962	$228,415	$238,030	$180,261
Average Net Assets for the Period (in thousands)	$232,760	$224,382	$216,280	$184,405
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.25%	0.26%	0.25%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.25%	0.26%	0.25%	0.27%
Ratio of Net Investment Income to Average Net Assets***	3.83%	2.10%	2.83%	1.43%
Portfolio Turnover Rate	6%	18%	15%	11%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

36 | DECEMBER 31, 2012

Class D Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30 and the fiscal period ended June 30,	Janus Conservative Allocation Fund
2010	2012	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$12.44	$12.43	$11.26	$11.13
Income from Investment Operations:
Net investment income	0.26	0.31	0.48	0.10
Net gain on investments (both realized and unrealized)	0.38	0.06	1.12	0.03
Total from Investment Operations	0.64	0.37	1.60	0.13
Less Distributions:
Dividends (from net investment income)*	(0.36)	(0.36)	(0.43)	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(0.36)	(0.36)	(0.43)	–
Net Asset Value, End of Period	$12.72	$12.44	$12.43	$11.26
Total Return**	5.18%	3.14%	14.34%	1.17%
Net Assets, End of Period (in thousands)	$214,297	$197,198	$177,032	$133,056
Average Net Assets for the Period (in thousands)	$206,858	$184,437	$158,291	$130,396
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.24%	0.24%	0.25%	0.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.24%	0.24%	0.25%	0.24%
Ratio of Net Investment Income to Average Net Assets***	4.13%	2.59%	4.07%	2.40%
Portfolio Turnover Rate	3%	10%	12%	12%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 37

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eight-month fiscal period	Janus Growth Allocation Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.86	$12.53	$10.49	$10.37	$9.16
Income from Investment Operations:
Net investment income	0.23	0.20	0.22	0.23	–
Net gain/(loss) on investments (both realized and unrealized)	0.78	(0.67)	2.04	0.09	1.21
Total from Investment Operations	1.01	(0.47)	2.26	0.32	1.21
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.20)	(0.22)	(0.20)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.27)	(0.20)	(0.22)	(0.20)	–
Net Asset Value, End of Period	$12.60	$11.86	$12.53	$10.49	$10.37
Total Return**	8.55%	(3.62)%	21.58%	3.03%	13.21%
Net Assets, End of Period (in thousands)	$4,304	$3,647	$2,316	$1,938	$11
Average Net Assets for the Period (in thousands)	$3,872	$2,587	$2,178	$1,065	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.21%	0.21%	0.25%	0.14%	0.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.21%	0.21%	0.25%	0.13%	0.29%
Ratio of Net Investment Income to Average Net Assets***	3.98%	1.44%	1.72%	0.86%	1.04%
Portfolio Turnover Rate	7%	18%	26%	13%^	23%

Class I Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eight-month fiscal period ended	Janus Moderate Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.27	$12.60	$10.96	$10.80	$9.68
Income from Investment Operations:
Net investment income	0.26	0.26	0.34	0.26	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.56	(0.29)	1.61	0.17	1.07
Total from Investment Operations	0.82	(0.03)	1.95	0.43	1.12
Less Distributions:
Dividends (from net investment income)*	(0.33)	(0.30)	(0.31)	(0.27)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.33)	(0.30)	(0.31)	(0.27)	–
Net Asset Value, End of Period	$12.76	$12.27	$12.60	$10.96	$10.80
Total Return**	6.68%	(0.12)%	17.91%	3.96%	11.57%
Net Assets, End of Period (in thousands)	$6,041	$5,640	$4,510	$1,625	$36
Average Net Assets for the Period (in thousands)	$5,715	$5,003	$3,130	$757	$29
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.18%	0.17%	0.17%	0.16%	0.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.18%	0.17%	0.17%	0.16%	0.18%
Ratio of Net Investment Income to Average Net Assets***	3.95%	2.18%	2.56%	1.70%	1.72%
Portfolio Turnover Rate	6%	18%	15%	11%^	19%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

38 | DECEMBER 31, 2012

Class I Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eight-month fiscal period ended	Janus Conservative Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.44	$12.42	$11.26	$11.10	$10.13
Income from Investment Operations:
Net investment income	0.26	0.33	0.43	0.43	0.02
Net gain on investments (both realized and unrealized)	0.39	0.05	1.17	0.10	0.95
Total from Investment Operations	0.65	0.38	1.60	0.53	0.97
Less Distributions:
Dividends (from net investment income)*	(0.37)	(0.36)	(0.44)	(0.37)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.37)	(0.36)	(0.44)	(0.37)	–
Net Asset Value, End of Period	$12.72	$12.44	$12.42	$11.26	$11.10
Total Return**	5.21%	3.22%	14.34%	4.78%	9.58%
Net Assets, End of Period (in thousands)	$2,773	$2,354	$2,505	$545	$11
Average Net Assets for the Period (in thousands)	$2,715	$2,250	$1,411	$265	$2
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.19%	0.20%	0.18%	0.15%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.19%	0.20%	0.18%	0.14%	0.13%
Ratio of Net Investment Income to Average Net Assets***	4.22%	2.65%	3.84%	2.53%	2.98%
Portfolio Turnover Rate	3%	10%	12%	12%^	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 39

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eight-month fiscal period	Janus Growth Allocation Fund
ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.74	$12.45	$10.45	$10.35	$9.16
Income from Investment Operations:
Net investment income	0.21	0.18	0.21	0.15	–
Net gain/(loss) on investments (both realized and unrealized)	0.77	(0.70)	2.00	0.14	1.19
Total from Investment Operations	0.98	(0.52)	2.21	0.29	1.19
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.19)	(0.21)	(0.19)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.22)	(0.19)	(0.21)	(0.19)	–
Net Asset Value, End of Period	$12.50	$11.74	$12.45	$10.45	$10.35
Total Return**	8.38%	(4.10)%	21.15%	2.73%	12.99%
Net Assets, End of Period (in thousands)	$1,780	$1,613	$753	$30	$11
Average Net Assets for the Period (in thousands)	$1,899	$1,268	$558	$19	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.59%	0.60%	0.67%	0.65%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.59%	0.60%	0.67%	0.65%	0.67%
Ratio of Net Investment Income to Average Net Assets***	3.06%	1.11%	1.61%	0.68%	0.66%
Portfolio Turnover Rate	7%	18%	26%	13%^	23%

Class S Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eight-month fiscal period ended	Janus Moderate Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.14	$12.52	$10.91	$10.78	$9.68
Income from Investment Operations:
Net investment income	0.24	0.24	0.29	0.25	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.55	(0.34)	1.62	0.14	1.09
Total from Investment Operations	0.79	(0.10)	1.91	0.39	1.10
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.28)	(0.30)	(0.26)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.29)	(0.28)	(0.30)	(0.26)	–
Net Asset Value, End of Period	$12.64	$12.14	$12.52	$10.91	$10.78
Total Return**	6.55%	(0.64)%	17.56%	3.57%	11.36%
Net Assets, End of Period (in thousands)	$2,389	$1,595	$416	$58	$11
Average Net Assets for the Period (in thousands)	$2,159	$1,042	$374	$26	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.59%	0.60%	0.64%	0.66%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.59%	0.60%	0.64%	0.66%	0.77%
Ratio of Net Investment Income to Average Net Assets***	3.74%	1.88%	2.92%	1.35%	1.59%
Portfolio Turnover Rate	6%	18%	15%	11%^	19%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

40 | DECEMBER 31, 2012

Class S Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eight-month fiscal period ended	Janus Conservative Allocation Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.35	$12.37	$11.24	$11.07	$10.13
Income from Investment Operations:
Net investment income	0.25	0.26	0.41	0.30	0.06
Net gain on investments (both realized and unrealized)	0.37	0.06	1.13	0.20	0.88
Total from Investment Operations	0.62	0.32	1.54	0.50	0.94
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.34)	(0.41)	(0.33)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.32)	(0.34)	(0.41)	(0.33)	–
Net Asset Value, End of Period	$12.65	$12.35	$12.37	$11.24	$11.07
Total Return**	5.05%	2.77%	13.82%	4.48%	9.28%
Net Assets, End of Period (in thousands)	$1,348	$1,160	$520	$125	$164
Average Net Assets for the Period (in thousands)	$1,290	$967	$336	$126	$127
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.60%	0.59%	0.62%	0.64%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.60%	0.59%	0.62%	0.64%	0.65%
Ratio of Net Investment Income to Average Net Assets***	3.82%	2.28%	3.84%	2.47%	2.22%
Portfolio Turnover Rate	3%	10%	12%	12%^	21%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 41

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended
June 30, the eight-month fiscal period ended June 30, 2010	Janus Growth Allocation Fund
and each fiscal year or period ended October 31	2012	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$11.84	$12.54	$10.48	$10.36	$8.62	$13.95	$11.34
Income from Investment Operations:
Net investment income	0.24	0.15	0.21	0.29	0.26	0.24	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.76	(0.65)	2.04	0.01	1.69	(4.93)	2.62
Total from Investment Operations	1.00	(0.50)	2.25	0.30	1.95	(4.69)	2.78
Less Distributions:
Dividends (from net investment income)*	(0.25)	(0.20)	(0.19)	(0.18)	(0.21)	(0.24)	(0.13)
Distributions (from capital gains)*	–	–	–	–	–	(0.40)	(0.04)
Total Distributions	(0.25)	(0.20)	(0.19)	(0.18)	(0.21)	(0.64)	(0.17)
Net Asset Value, End of Period	$12.59	$11.84	$12.54	$10.48	$10.36	$8.62	$13.95
Total Return**	8.49%	(3.90)%	21.55%	2.86%	23.32%	(35.15)%	24.81%
Net Assets, End of Period (in thousands)	$13,190	$12,992	$12,451	$10,459	$190,737	$143,425	$176,461
Average Net Assets for the Period (in thousands)	$13,261	$12,693	$11,585	$96,998	$154,899	$183,091	$124,708
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.35%	0.38%	0.35%	0.33%	0.37%	0.26%	0.28%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.35%	0.34%	0.35%	0.33%	0.36%	0.24%	0.24%
Ratio of Net Investment Income to Average Net Assets***	3.61%	1.46%	1.62%	1.84%	2.90%	1.95%	1.32%
Portfolio Turnover Rate	7%	18%	26%	13%^	23%	55%	19%

Class T Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended
June 30, the eight-month fiscal period ended June 30, 2010	Janus Moderate Allocation Fund
and each fiscal year or period ended October 31	2012	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$12.25	$12.60	$10.95	$10.79	$9.05	$12.95	$11.04
Income from Investment Operations:
Net investment income	0.27	0.32	0.11	0.56	0.32	0.31	0.23
Net gain/(loss) on investments (both realized and unrealized)	0.54	(0.38)	1.84	(0.14)	1.71	(3.64)	1.86
Total from Investment Operations	0.81	(0.06)	1.95	0.42	2.03	(3.33)	2.09
Less Distributions:
Dividends (from net investment income)*	(0.31)	(0.29)	(0.30)	(0.26)	(0.29)	(0.29)	(0.16)
Distributions (from capital gains)*	–	–	–	–	–	(0.28)	(0.02)
Total Distributions	(0.31)	(0.29)	(0.30)	(0.26)	(0.29)	(0.57)	(0.18)
Net Asset Value, End of Period	$12.75	$12.25	$12.60	$10.95	$10.79	$9.05	$12.95
Total Return**	6.62%	(0.33)%	17.89%	3.80%	23.19%	(26.77)%	19.16%
Net Assets, End of Period (in thousands)	$15,202	$15,651	$20,254	$10,268	$160,742	$110,756	$123,007
Average Net Assets for the Period (in thousands)	$15,527	$19,099	$16,051	$83,813	$124,910	$132,650	$87,462
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.34%	0.36%	0.35%	0.30%	0.33%	0.24%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.34%	0.31%	0.35%	0.30%	0.32%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets***	3.65%	2.12%	2.88%	2.63%	3.48%	2.63%	2.24%
Portfolio Turnover Rate	6%	18%	15%	11%^	19%	71%	15%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

42 | DECEMBER 31, 2012

Class T Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended
June 30, the eight-month fiscal period ended June 30, 2010	Janus Conservative Allocation Fund
and each fiscal year or period ended October 31	2012	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$12.42	$12.42	$11.26	$11.09	$9.52	$12.09	$10.82
Income from Investment Operations:
Net investment income	0.23	0.15	0.26	0.72	0.38	0.33	0.26
Net gain/(loss) on investments (both realized and unrealized)	0.41	0.21	1.32	(0.20)	1.52	(2.46)	1.23
Total from Investment Operations	0.64	0.36	1.58	0.52	1.90	(2.13)	1.49
Less Distributions:
Dividends (from net investment income)*	(0.35)	(0.36)	(0.42)	(0.35)	(0.33)	(0.29)	(0.20)
Distributions (from capital gains)*	–	–	–	–	–	(0.15)	(0.02)
Total Distributions	(0.35)	(0.36)	(0.42)	(0.35)	(0.33)	(0.44)	(0.22)
Net Asset Value, End of Period	$12.71	$12.42	$12.42	$11.26	$11.09	$9.52	$12.09
Total Return**	5.20%	3.03%	14.15%	4.70%	20.71%	(18.26)%	13.98%
Net Assets, End of Period (in thousands)	$31,330	$28,323	$16,648	$9,999	$114,544	$83,219	$68,704
Average Net Assets for the Period (in thousands)	$29,323	$22,198	$12,762	$60,927	$90,262	$88,345	$41,512
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.35%	0.34%	0.36%	0.31%	0.33%	0.25%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.35%	0.31%	0.36%	0.31%	0.30%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets***	4.15%	2.37%	3.77%	3.62%	4.14%	3.16%	3.04%
Portfolio Turnover Rate	3%	10%	12%	12%^	21%	90%	16%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Ratios do not include expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 43

Notes to Schedules of Investments and Other Information (unaudited)

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Conservative Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Barclays U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%) and the MSCI EAFE® Index (12%).

Dow Jones Wilshire 5000 Index	Measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization-weighted security returns are used and the Dow Jones Wilshire 5000 Index is considered one of the premier measures of the entire U.S. stock market.

Growth Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE® Index (25%), the Barclays U.S. Aggregate Bond Index (20%) and the MSCI Emerging Markets IndexSM (5%).

Lipper Mixed-Asset Target Allocation Conservative Funds	Funds that, by portfolio practice, maintain a mix between 20%-40% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Lipper Mixed-Asset Target Allocation Growth Funds	Funds that, by portfolio practice, maintain a mix between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Moderate Allocation Index	An internally calculated, hypothetical combination of unmanaged indices that combines the total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE® Index (18%) and the MSCI Emerging Markets IndexSM(2%).

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

44 | DECEMBER 31, 2012

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Growth Allocation Fund
Mutual Funds
Equity Funds	$–	$192,006,337	$–
Fixed Income Funds	–	43,968,427	–
Total Investments in Securities	$–	$235,974,764	$–

Investments in Securities:
Janus Moderate Allocation Fund
Mutual Funds
Equity Funds	$–	$168,191,597	$–
Fixed Income Funds	–	106,608,799	–
Total Investments in Securities	$–	$274,800,396	$–

Investments in Securities:
Janus Conservative Allocation Fund
Mutual Funds
Equity Funds	$–	$112,746,990	$–
Fixed Income Funds	–	163,170,661	–
Total Investments in Securities	$–	$275,917,651	$–

Janus Asset Allocation Funds | 45

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Growth Allocation Fund, Janus Moderate Allocation Fund, and Janus Conservative Allocation Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds each operate as a “fund of funds,” meaning substantially all of the Funds’ assets will be invested in other Janus funds (the “underlying funds”). The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal period ended December 31, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
Each Fund invests in a variety of underlying funds to pursue a target allocation of stocks and bonds, and may also invest in money market instruments or cash/cash equivalents. Each Fund has a target allocation, which is how each Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges within which each Fund’s asset class allocations generally will vary over short-term periods. The normal asset allocation ranges are as follows: (1) 75%-85% stocks and 15%-25% bonds and money market instruments for Janus Growth Allocation Fund; (2) 55%-65% stocks and 35%-45% bonds and money market instruments for Janus Moderate Allocation Fund; and (3) 35%-45% stocks and 55%-65% bonds and money market instruments for Janus Conservative Allocation Fund. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Funds’ and underlying funds’ prospectuses. The Trustees of the underlying Janus funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
A Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of an underlying fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

46 | DECEMBER 31, 2012

Securities held by the underlying funds are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities held by the underlying funds traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the underlying funds’ Trustees. Short-term securities held by the underlying funds with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities held by the underlying funds with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies held by the underlying funds are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the underlying funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the underlying funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The underlying funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the underlying funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income of the underlying funds is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The underlying funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Janus Asset Allocation Funds | 47

Notes to Financial Statements (unaudited) (continued)

Currency gains and losses of the underlying funds are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts of the underlying funds may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The underlying funds may make certain investments in REITs which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal period ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the

48 | DECEMBER 31, 2012

Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The underlying funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of

Janus Asset Allocation Funds | 49

Notes to Financial Statements (unaudited) (continued)

another asset. Certain underlying funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the underlying funds invest in a derivative for speculative purposes, the underlying funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The underlying funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. An underlying fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, certain underlying funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, certain underlying funds may require the counterparty to post collateral if an underlying fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each underlying fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to an underlying fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, an underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause an underlying fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. An underlying fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

50 | DECEMBER 31, 2012

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

There were no derivatives held by the Funds during the fiscal period ended December 31, 2012.

3.	Other Investments and Strategies

Additional Investment Risk
The underlying funds, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer. INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (the “Mathematical funds”) do not intend to invest in high-yield/high-risk bonds.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on an underlying fund, such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude an underlying fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by an underlying fund, including potentially limiting or completely restricting the ability of the underlying fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on an underlying fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s or an underlying fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund or the underlying fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative

Janus Asset Allocation Funds | 51

Notes to Financial Statements (unaudited) (continued)

effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Global Technology Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the underlying funds have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The underlying funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Janus Global Bond Fund’s non-U.S. bank loan investments are subject to the risks of foreign investment, including Eurozone risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to an underlying fund. The interest rates paid on a floating rate security in which the underlying funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The underlying funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the underlying funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The underlying funds utilize an independent third party to value individual bank loans on a daily basis.

Counterparties
Fund or underlying fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Funds or underlying funds (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Funds or underlying funds. The Funds or underlying funds may be unable to recover their investments from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Funds’ exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Funds’ Statement of Assets and Liabilities, if applicable.

The Funds or underlying funds may be exposed to counterparty risk through participation in various programs including, but not limited to, lending their securities to third parties, cash sweep arrangements whereby the Funds’ or underlying funds’ cash balances are invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Funds or underlying funds intend to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Funds or underlying funds focus their transactions with a limited number of counterparties, they will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, an underlying fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of

52 | DECEMBER 31, 2012

government monopolies, any of which may have a detrimental effect on an underlying fund’s investments. In addition, the underlying fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the underlying fund’s investments. To the extent that an underlying fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the underlying fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent an underlying fund invests in Chinese local market equity securities (also known as “A Shares”).

Exchange-Traded Funds
The underlying funds may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the underlying funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the underlying funds bear directly in connection with their own operations.

Exchange-Traded Notes
The underlying funds may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the underlying funds’ total returns. The underlying funds may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the underlying funds invest in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the underlying funds’ right to redeem their investment in an ETN, which is meant to be held until maturity. The underlying funds’ decision to sell their ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
Certain underlying funds, particularly Janus Balanced Fund, Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The underlying funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect the underlying fund’s return.

Mortgage- and Asset-Backed Securities
The underlying funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency

Janus Asset Allocation Funds | 53

Notes to Financial Statements (unaudited) (continued)

(“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. The underlying funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the underlying funds’ return and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in an underlying fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing an underlying fund’s sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The underlying funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the underlying funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the underlying funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Short Sales
The underlying funds, except the Mathematical funds, may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the underlying funds own or selling short a security that the underlying funds have the right to obtain, for delivery at a specified date in the future. The underlying funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The underlying funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The underlying funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the underlying funds lose the opportunity to participate in the gain.

The underlying funds, except the Mathematical funds, may also engage in other short sales. The underlying funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the underlying funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the underlying funds’ net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The underlying funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which an underlying fund sold the security short less the cost of borrowing the security, the

54 | DECEMBER 31, 2012

potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the underlying funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the underlying funds are fully collateralized by restricted cash or other securities, which are denoted on the underlying funds’ Schedules of Investments in their most recent annual or semiannual reports (if applicable). The underlying funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The underlying funds pay stock loan fees, disclosed on their Statements of Operations (if applicable), on assets borrowed from the security broker.

The underlying funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the underlying funds to similar risks. To the extent that the underlying funds enter into short derivative positions, the underlying funds may be exposed to risks similar to those associated with short sales, including the risk that the underlying funds’ losses are theoretically unlimited.

Sovereign Debt
The underlying funds may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The underlying funds may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the underlying funds’ holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the underlying funds may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The underlying funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which an underlying fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the underlying funds may hold liquid assets as collateral with the underlying funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Growth Allocation Fund	All Asset Levels	0.05
Janus Moderate Allocation Fund	All Asset Levels	0.05
Janus Conservative Allocation Fund	All Asset Levels	0.05

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are

Janus Asset Allocation Funds | 55

Notes to Financial Statements (unaudited) (continued)

paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Funds until at least November 1, 2013 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Janus Growth Allocation Fund	0.45
Janus Moderate Allocation Fund	0.39
Janus Conservative Allocation Fund	0.40

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Funds. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account

56 | DECEMBER 31, 2012

established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal period ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $96,728 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal period ended December 31, 2012.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. The Funds’ Chief Compliance Officer and certain other Fund officers may be compensated by the Funds. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Funds. Total compensation of $249,192 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal period ended December 31, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal period ended December 31, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Growth Allocation Fund	$987
Janus Moderate Allocation Fund	2,064
Janus Conservative Allocation Fund	5,747

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the fiscal period ended December 31, 2012, redeeming shareholders of Class A Shares paid the following CDSCs:

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the fiscal period ended December 31, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Growth Allocation Fund	$519
Janus Moderate Allocation Fund	1,177
Janus Conservative Allocation Fund	1,353

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the fiscal period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds and the underlying funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds and underlying funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds and underlying funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

Janus Asset Allocation Funds | 57

Notes to Financial Statements (unaudited) (continued)

During the fiscal period ended December 31, 2012, the Funds recorded distributions from affiliated investment companies as affiliated dividend income and capital gains, and had the following affiliated purchases and sales:

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/12

Janus Growth Allocation Fund
INTECH International Fund – Class I Shares	78,595	$586,254	(311,940)	$(2,271,697)	$(185,217)	$470,477	$17,822,145
INTECH U.S. Growth Fund – Class I Shares	28,516	424,756	(178,834)	(2,697,426)	235,621	285,528	19,978,564
INTECH U.S. Value Fund – Class I Shares	58,951	637,036	(272,478)	(2,940,216)	(67,464)	473,786	23,614,216
Janus Contrarian Fund – Class I Shares	1,329	19,475	(2,689)	(36,986)	6,992	14,585	1,409,191
Janus Emerging Markets Fund – Class I Shares	99,403	790,065	(29,669)	(236,846)	(26,027)	16,829	3,303,859
Janus Enterprise Fund – Class N Shares	36,963	2,455,236	(2,572)	(170,986)	(2,043)	–	2,284,250
Janus Flexible Bond Fund – Class N Shares	108,576	1,185,254	(167,955)	(1,847,071)	88,515	741,892	28,044,705
Janus Fund – Class N Shares	3,996	126,279	(14,662)	(460,612)	69,837	77,496	7,258,474
Janus Global Bond Fund – Class I Shares	75,667	808,715	(69,630)	(746,992)	11,028	371,851	11,358,159
Janus Global Real Estate Fund – Class I Shares	32,788	331,640	(58,344)	(578,044)	45,122	271,370	9,124,741
Janus Global Research Fund – Class I Shares	311,613	4,789,651	(22,136)	(337,638)	(3,206)	32,423	4,527,425
Janus Global Select Fund – Class I Shares	441	4,247	(1,578)	(14,530)	740	2,325	530,249
Janus High-Yield Fund – Class N Shares	6,115	54,008	(4,418)	(40,288)	3,535	48,698	1,477,235
Janus International Equity Fund – Class N Shares	51,648	566,181	(297,008)	(3,173,694)	(316,861)	382,712	28,824,614
Janus Overseas Fund – Class N Shares	49,176	1,625,141	(36,216)	(1,158,730)	(151,533)	654,251	18,704,828
Janus Research Fund – Class N Shares	5,897	189,235	(94,644)	(3,077,810)	680,637	111,063	11,040,496
Janus Short-Term Bond Fund – Class N Shares	22,403	69,252	(57,117)	(176,873)	(167)	36,088	3,088,328
Janus Triton Fund – Class N Shares	13,043	234,179	(15,775)	(285,059)	20,438	61,596	4,137,753
Janus Twenty Fund – Class D Shares	1,867	115,042	(26,435)	(1,678,462)	316,278	61,544	7,339,006
Perkins Large Cap Value Fund – Class N Shares	70,065	975,961	(106,797)	(1,494,644)	(7,965)	384,641	22,849,543
Perkins Mid Cap Value Fund – Class N Shares	11,206	241,129	(14,046)	(304,213)	29,168	40,843	4,751,715
Perkins Small Cap Value Fund – Class N Shares	13,483	286,090	(13,920)	(297,608)	(11,621)	71,549	4,505,268

		$16,514,826		$(24,026,425)	$735,807	$4,611,547	$235,974,764

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/12

Janus Moderate Allocation Fund
INTECH International Fund – Class I Shares	61,157	$456,643	(260,885)	$(1,903,964)	$(159,077)	$310,288	$11,821,753
INTECH U.S. Growth Fund – Class I Shares	34,999	523,000	(57,756)	(853,643)	50,790	272,772	19,196,481
INTECH U.S. Value Fund – Class I Shares	85,664	927,432	(114,505)	(1,216,773)	(70,073)	570,529	28,615,245
Janus Emerging Markets Fund – Class I Shares	4,693	38,087	(12,268)	(97,697)	(10,997)	7,391	1,466,152
Janus Flexible Bond Fund – Class N Shares	401,376	4,386,940	(374,904)	(4,128,309)	97,283	2,374,032	90,716,544
Janus Fund – Class N Shares	4,400	139,371	(8,146)	(253,837)	29,736	65,807	6,208,455
Janus Global Real Estate Fund – Class I Shares	22,658	229,511	(23,621)	(233,429)	32,428	160,197	5,421,661
Janus Global Research Fund – Class I Shares	280,204	4,306,875	(14,779)	(223,515)	(4,000)	29,276	4,151,243
Janus Global Select Fund – Class I Shares	438	4,216	(959)	(8,813)	146	2,380	542,777
Janus High-Yield Fund – Class N Shares	7,355	55,789	(3,260)	(29,686)	141	58,811	1,791,049
Janus International Equity Fund – Class N Shares	54,672	600,342	(223,524)	(2,386,592)	(216,139)	312,076	23,660,967
Janus Overseas Fund – Class N Shares	41,831	1,380,907	(17,847)	(572,439)	(62,611)	459,942	13,248,368
Janus Research Fund – Class N Shares	7,136	229,552	(79,526)	(2,587,808)	440,054	107,325	10,736,791
Janus Short-Term Bond Fund – Class N Shares	131,975	286,715	(201,722)	(624,853)	437	163,816	14,101,206
Janus Triton Fund – Class N Shares	17,939	322,555	(13,040)	(234,356)	14,100	76,194	5,161,919
Janus Twenty Fund – Class D Shares	1,944	120,259	(4,063)	(246,880)	(8,195)	48,144	5,782,161
Perkins Large Cap Value Fund – Class N Shares	93,123	1,300,616	(85,453)	(1,193,582)	(9,603)	445,624	26,642,301
Perkins Small Cap Value Fund – Class N Shares	17,980	382,261	(11,378)	(242,705)	(2,232)	87,328	5,535,323

		$15,691,071		$(17,038,881)	$122,188	$5,551,932	$274,800,396

58 | DECEMBER 31, 2012

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/12

Janus Conservative Allocation Fund
INTECH International Fund – Class I Shares	65,908	$480,737	(15,895)	$(115,153)	$(4,061)	$148,890	$5,673,505
INTECH U.S. Growth Fund – Class I Shares	85,607	1,271,270	(24,299)	(361,189)	(951)	237,270	16,702,258
INTECH U.S. Value Fund – Class I Shares	172,241	1,841,548	(45,187)	(481,090)	(19,793)	464,090	23,282,491
Janus Flexible Bond Fund – Class N Shares	1,284,657	10,956,131	(289,238)	(3,180,064)	(1,314)	3,703,962	144,389,592
Janus Fund – Class N Shares	12,193	382,208	(3,609)	(113,669)	(1,796)	53,989	5,092,673
Janus Global Real Estate Fund – Class I Shares	24,424	243,444	(5,696)	(56,390)	446	80,423	2,722,519
Janus Global Research Fund – Class I Shares	183,484	2,868,437	(3,913)	(59,952)	(489)	19,807	2,808,485
Janus High-Yield Fund – Class N Shares	7,813	63,785	(1,400)	(12,761)	(40)	38,671	1,184,588
Janus International Equity Fund – Class N Shares	86,744	922,515	(145,676)	(1,564,139)	(119,189)	176,099	13,352,288
Janus Overseas Fund – Class N Shares	15,963	518,726	(3,601)	(114,263)	(28,564)	189,055	5,445,749
Janus Research Fund – Class N Shares	21,500	680,200	(46,176)	(1,507,156)	111,602	98,256	9,828,845
Janus Short-Term Bond Fund – Class N Shares	467,768	1,296,437	(131,405)	(406,894)	(416)	199,148	17,596,481
Janus Triton Fund – Class N Shares	33,528	602,619	(6,436)	(116,340)	(1,781)	80,656	5,464,375
Perkins Large Cap Value Fund – Class N Shares	136,982	1,913,485	(30,109)	(420,546)	(8,444)	333,184	19,926,811
Perkins Small Cap Value Fund – Class N Shares	14,037	299,056	(2,610)	(55,796)	(3,424)	38,604	2,446,991

		$24,340,598		$(8,565,402)	$(78,214)	$5,862,104	$275,917,651

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Growth Allocation Fund	$204,239,779	$32,369,812	$(634,827)	$31,734,985
Janus Moderate Allocation Fund	242,316,340	32,488,371	(4,315)	32,484,056
Janus Conservative Allocation Fund	253,110,402	23,207,513	(400,264)	22,807,249

Net capital loss carryovers as of June 30, 2012 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the fiscal year ended June 30, 2012

	June 30,	June 30,	June 30,	June 30,	No Expiration		Accumulated
Fund	2016	2017	2018	2019	Short-Term	Long-Term	Capital Losses

Janus Growth Allocation Fund	$(3,343,688)	$(5,645,021)	$(5,995,828)	$(146,103)	$(193,983)	$–	$(15,324,623)
Janus Moderate Allocation Fund	–	(537,367)	(4,161,852)	–	–	–	(4,699,219)
Janus Conservative Allocation Fund	–	–	(316,475)	–	–	–	(316,475)

Janus Asset Allocation Funds | 59

Notes to Financial Statements (unaudited) (continued)

6.	Capital Share Transactions

For the six-month period ended December 31, 2012	Janus Growth		Janus Moderate		Janus Conservative
(unaudited) and the fiscal year ended June 30, 2012	Allocation Fund		Allocation Fund		Allocation Fund
(all numbers are in thousands)	2012	2012	2012	2012	2012	2012

Transactions in Fund Shares – Class A Shares:
Shares sold	28	99	60	175	219	530
Reinvested dividends and distributions	4	4	11	11	19	14
Shares repurchased	(34)	(97)	(42)	(155)	(83)	(280)
Net Increase/(Decrease) in Fund Shares	(2)	6	29	31	155	264
Shares Outstanding, Beginning of Period	228	222	468	437	652	388
Shares Outstanding, End of Period	226	228	497	468	807	652
Transactions in Fund Shares – Class C Shares:
Shares sold	32	145	22	243	225	667
Reinvested dividends and distributions	3	4	8	14	21	22
Shares repurchased	(36)	(43)	(106)	(166)	(122)	(180)
Net Increase/(Decrease) in Fund Shares	(1)	106	(76)	91	124	509
Shares Outstanding, Beginning of Period	327	221	699	608	1,146	637
Shares Outstanding, End of Period	326	327	623	699	1,270	1,146
Transactions in Fund Shares – Class D Shares:
Shares sold	632	2,346	1,002	3,252	1,998	5,031
Reinvested dividends and distributions	334	318	449	464	465	450
Shares repurchased	(1,635)	(3,459)	(1,515)	(3,960)	(1,471)	(3,873)
Net Increase/(Decrease) in Fund Shares	(669)	(795)	(64)	(244)	992	1,608
Shares Outstanding, Beginning of Period	17,316	18,111	18,623	18,867	15,854	14,246
Shares Outstanding, End of Period	16,647	17,316	18,559	18,623	16,846	15,854
Transactions in Fund Shares – Class I Shares:
Shares sold	79	185	112	309	85	107
Reinvested dividends and distributions	7	3	11	10	6	5
Shares repurchased	(52)	(65)	(110)	(217)	(62)	(125)
Net Increase/(Decrease) in Fund Shares	34	123	13	102	29	(13)
Shares Outstanding, Beginning of Period	308	185	460	358	189	202
Shares Outstanding, End of Period	342	308	473	460	218	189
Transactions in Fund Shares – Class S Shares:
Shares sold	43	92	57	125	18	68
Reinvested dividends and distributions	3	2	4	2	3	2
Shares repurchased	(41)	(17)	(3)	(29)	(8)	(18)
Net Increase/(Decrease) in Fund Shares	5	77	58	98	13	52
Shares Outstanding, Beginning of Period	137	60	131	33	94	42
Shares Outstanding, End of Period	142	137	189	131	107	94
Transactions in Fund Shares – Class T Shares:
Shares sold	253	462	223	633	543	2,034
Reinvested dividends and distributions	21	18	28	41	50	40
Shares repurchased	(324)	(376)	(337)	(1,003)	(407)	(1,135)
Net Increase/(Decrease) in Fund Shares	(50)	104	(86)	(329)	186	939
Shares Outstanding, Beginning of Period	1,097	993	1,278	1,607	2,280	1,341
Shares Outstanding, End of Period	1,047	1,097	1,192	1,278	2,466	2,280

60 | DECEMBER 31, 2012

7.	Purchases and Sales of Investment Securities

For the fiscal period ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

				Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus Growth Allocation Fund	$16,514,825	$24,024,258	$–	$–
Janus Moderate Allocation Fund	15,691,071	17,038,882	–	–
Janus Conservative Allocation Fund	24,288,850	8,565,404	–	–

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

9.	Pending Changes to the Investment Strategy, Name and Benchmark Indices of the Funds

On November 8, 2012, the Board of Trustees of the Funds approved changes to the investment strategies, names, and benchmark indices of the Funds. These changes, each of which is described below, were effective February 15, 2013.

The Funds’ principal investment strategies reflect an allocation of approximately 40% of each Fund’s net assets to non-U.S. investments. Second, each Fund’s principal investment strategies reflects a decrease in the amount of Fund assets to be allocated to each of the equity and fixed-income asset categories and includes an allocation to the “alternative investments” asset category.

To reflect the new global investment strategies of the Funds, the Fund names are as follows:

Current Name	New Name

Janus Conservative Allocation Fund	Janus Global Allocation Fund – Conservative
Janus Moderate Allocation Fund	Janus Global Allocation Fund – Moderate
Janus Growth Allocation Fund	Janus Global Allocation Fund – Growth

Each Fund’s primary benchmark index changed as follows:

Janus Conservative Allocation Fund – from the S&P 500 Index to the Barclays Global Aggregate Bond Index

Janus Moderate Allocation Fund and Janus Growth Allocation Fund – from the S&P 500 Index to the MSCI All Country World Index

Each Fund’s internally-calculated secondary benchmark index changed as follows:

Janus Conservative Allocation Fund – from the internally-calculated, hypothetical combination of total returns from the Barclays U.S. Aggregate Bond Index (60%), the Dow Jones Wilshire 5000 Index (28%), and the MSCI Europe, Australasia, Far East (“EAFE”) Index (12%) to an internally-calculated, hypothetical combination of total returns from the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Index (40%). In addition, the secondary benchmark index changed its name from Conservative Allocation Index to Global Conservative Allocation Index.

Janus Moderate Allocation Fund – from the internally-calculated, hypothetical combination of total returns from the Dow Jones Wilshire 5000 Index (40%), the Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE Index (18%), and the MSCI Emerging Markets Free Index (2%)

Janus Asset Allocation Funds | 61

Notes to Financial Statements (unaudited) (continued)

to an internally-calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Barclays Global Aggregate Bond Index (40%). In addition, the secondary benchmark index changed its name from Moderate Allocation Index to Global Moderate Allocation Index.

Janus Growth Allocation Fund – from the internally-calculated, hypothetical combination of total returns from the Dow Jones Wilshire 5000 Index (50%), the MSCI EAFE Index (25%), the Barclays U.S. Aggregate Bond Index (20%), and the MSCI Emerging Markets Free Index (5%) to an internally-calculated, hypothetical combination of total returns from the MSCI All Country World Index (80%) and the Barclays Global Aggregate Bond Index (20%). In addition, the secondary benchmark index changed its name from Growth Allocation Index to Global Growth Allocation Index.

10.	Subsequent Events

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

62 | DECEMBER 31, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

Janus Asset Allocation Funds | 63

Additional Information (unaudited) (continued)

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

64 | DECEMBER 31, 2012

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

Janus Asset Allocation Funds | 65

Additional Information (unaudited) (continued)

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

66 | DECEMBER 31, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2012. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the types of securities held in each Fund on the last day of the reporting period. Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on underlying fund shares owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from underlying fund shares and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Janus Asset Allocation Funds | 67

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

68 | DECEMBER 31, 2012

Notes

Janus Asset Allocation Funds | 69

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0213-32252	125-24-93005 02-13

SEMIANNUAL REPORT
December 31, 2012

Janus Fixed Income Fund

Janus Real Return Fund
(formerly named Janus Real Return Allocation Fund)

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Fixed Income Fund

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus). You can also visit janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Co-Chief
Investment Officer

Gibson Smith
Co-Chief
Investment Officer

THE NEW REALITY

Washington’s inability to fully resolve U.S. fiscal policy likely will mean increased volatility in the first quarter of 2013. We believe that lower returns and greater risk will be major themes in 2013, and may in fact be the new reality for investors for some time to come. Slow economic growth, while challenging for markets in general, is an environment that is advantageous to individual stock and credit selection.

WASHINGTON IN THE WAY

Global economic growth was held back in the fourth quarter by uncertainty over the outcome of U.S. elections and the combination of government tax and spending measures known as the fiscal cliff. Companies have been reluctant to invest until they had clarity on tax and fiscal policy. In the final months of the year, many companies began paring payrolls and postponing projects.

This means that first quarter 2013 growth is likely to be slower than what we have recently experienced. Lawmakers have done little to address the fundamental issue facing the U.S. government: We spend more than we generate in revenue. This will have to change, whether lawmakers proactively address it or global markets force it.

At least three important debates remain: what to do about the budget sequester that Congress imposed upon itself but now seems horrified to face in reality; a potential fight over the debt ceiling; and what to do about long-term corporate tax and entitlement reform. Until we get resolution on these issues, we believe the U.S. economy will struggle to achieve its growth potential.

What does that mean for investors? Low and slow growth. In a way, it’s the new reality. Assets may not appreciate as much in 2013 as they have in previous years. However, we also believe that bottom-up, fundamental research is key to finding opportunities in a slow-growth environment.

EQUITIES: SLOW GROWTH DOES NOT SPELL DOOM

We believe there is still too much uncertainty created by Washington to jump-start consumer and corporate spending to a level that spurs rapid economic growth. However, there are also too many positive underlying growth drivers for individual businesses and even entire industries to knock the U.S. economy completely off course. For instance, lower natural gas prices and more competitive wages have encouraged an industrial and manufacturing renaissance that should help boost the U.S. economy for years to come. A housing rebound is in full swing and consumer spending has remained surprisingly resilient. With more clarity from political leaders, these positive economic drivers should fuel a stronger recovery.

Until then, slow growth should not spell doom for stock markets, in our view. We expect dividend growth to continue regardless of potential changes to tax rates. We believe this represents disciplined use of capital by management teams and should also help support stock prices in times of volatility and uncertainty. It is especially favorable in a low-rate environment where there are few other prospects for higher yield.

While the market would benefit from a stronger economy, we believe a slow-growth environment bodes well for our fundamental, bottom-up research process. We search for companies with strong competitive positions such as a high barrier to entry, or a defensible business model that can protect margins in times of slow growth. In a slow-growth environment, there is more differentiation between these and other companies.

FIXED INCOME: AN EYE ON INTEREST RATES

We believe that interest rates are likely to pose the biggest risk to fixed income investors in 2013. If global central banks’ current unconventional policies begin to be viewed as unsustainable or ineffective, we could see a quick rise in rates.

We continue to believe that the best total and risk-adjusted return opportunities remain in the corporate credit markets, where deleveraging balance sheets, improving individual company fundamental metrics, increased cash flow and rising equity prices have created

Janus Fixed Income Fund | 1

(Continued) (unaudited)

a near-perfect environment for credit investors. Current valuations make it difficult to find return opportunities similar to the ones that we have experienced previously. However, there are still good opportunities, and we believe the rewards of the credit markets will fall in the hands of those focused on security selection.

OUTLOOK: LOW AND SLOW GROWTH

Low, slow economic growth may lead to more conservative asset appreciation in 2013 than in previous years. While we have increased our vigilance in seeking to protect portfolios against potential downside risk, we remain focused on filtering out the noise and seeking companies poised to deliver solid risk-adjusted returns, even in a challenging environment.

Sincerely,

Jonathan Coleman
Co-Chief Investment Officer

Gibson Smith
Co-Chief Investment Officer

2 | DECEMBER 31, 2012

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the CIOs’ and managers’ best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the managers’ opinions. These views are unique to each CIO and manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund’s Expense Example, which appears in the Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Fund’s total annual fund operating expenses, which include the expenses of the Subsidiary through its liquidation, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least November 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have

Janus Fixed Income Fund | 3

been higher. More information regarding the waivers is available in the Fund’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | DECEMBER 31, 2012

Janus Real Return Fund (unaudited)

Fund Snapshot
The fund employs a bottom-up fundamentally driven investment process designed to protect against the potential for inflationary or deflationary environments. The multi-sector portfolio invests across a broad range of fixed income, including short-duration high yield.
Darrell Wattersco-portfolio manager	Gibson Smith co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2012, Janus Real Return Fund’s Class I Shares returned 3.25%. This compares to a return of 1.52% for its primary benchmark, the Barclays U.S. 1-5 year TIPS Index.

MARKET ENVIRONMENT

Risk assets, including corporate credit, generally rallied in the second half of 2012, supported by global central banks’ continued accommodative monetary policy, progress toward resolving Europe’s debt problems and signs of stability, if not improvement, in the global economy. Investors worried about the “fiscal cliff,” a potentially recessionary mix of spending cuts and tax increases scheduled to take effect in January 2013 unless Congress reached a deal to avert them. However, despite that concern, low interest rates continued to drive investors into higher-yielding risk assets. Longer-duration U.S. Treasury bond prices declined modestly as investors sought higher yields elsewhere.

FUND REPOSITIONING

On October 15, 2012, the Fund became known as the Janus Real Return Fund. The Fund’s primary benchmark changed to the Barclays U.S. 1-5 Year TIPS Index. Darrell Watters was added as Co-Portfolio Manager along with existing Portfolio Manager Gibson Smith. John Brynjolfsson is no longer a portfolio manager for the Fund.

During the period, we repositioned the Janus Real Return Allocation Fund to leverage our fixed income capabilities in expectation of improving fund performance and to deliver a product designed to help investors shield the impact of inflation and rising interest rates.

Going forward, the Janus Real Return Fund will be composed primarily of fixed income securities, instead of allocating among six asset classes. We anticipate the Fund will have the majority of its portfolio allocated between and among short-duration high-yield and Treasury securities. In addition, we anticipate making select investments in other inflation-oriented securities that may include equities, real estate, convertibles, preferreds, commodities and inflation-linked bonds. The allocations will be adjusted depending on the inflationary or deflationary environment as viewed by the portfolio management team.

PERFORMANCE DISCUSSION

For the period of July 1 through October 12, 2012, the Janus Real Return Allocation Fund outperformed its benchmark, the Barclays U.S. TIPS Index. The global inflation-linked bond sleeve underperformed its benchmark, the Barclays U.S. TIPS Index. The emerging market equity and emerging market debt sleeves also underperformed their respective benchmarks. Meanwhile, the global real estate and short duration credit sleeves outperformed their benchmarks.

For the period of October 12 through December 31, 2012, the Janus Real Return Fund outperformed its benchmark, the Barclays U.S. TIPS 1-5 Year Index. Our allocation to corporate credit was the top contributor to outperformance during the period. In terms of corporate credit sectors, the top contributors were technology, real estate investment trusts (REITS) and non-captive diversified financial companies. Detractors were led by healthcare, consumer products and home construction.

DERIVATIVES

The Fund held futures, swaps, options and forward currency contracts, which in aggregate detracted from performance. We used currency derivatives to hedge existing currency exposures and swaps to access markets in which we were not trading locally either due to our risk policies or an inability to trade locally. We executed sales and purchases of puts and calls to hedge existing equity exposures and sold puts on non-existing positions to hedge other similar securities. In an effort to capitalize on the volatility in the certain sectors, we periodically sold short-duration, out-of-the-money put and call options in liquid, well-understood names. The rationale behind this

Janus Fixed Income Fund | 5

Janus Real Return Fund (unaudited)

strategy was to generate additional income for shareholders while limiting risks to potentially having to buy or sell shares at what we viewed as attractive entry/exit prices. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We believe that interest rates will pose the greatest risk for fixed income investors in 2013. Global central banks have flooded the financial system with liquidity and continue to demonstrate their willingness to keep the spigot open. If the unconventional policies they are engaging in begin to be viewed as unsustainable or ineffective, we could see a quick rise in interest rates and sell-off in risk assets including corporate credit.

We currently expect core U.S. Consumer Price Inflation (CPI) to remain subdued at around 1.8% in 2013, constrained by below-potential economic growth.

On behalf of each member of our investment team, thank you for your investment in Janus Real Return Fund. We appreciate you entrusting us with your assets and look forward to continuing to serve your investment needs.

6 | DECEMBER 31, 2012

(unaudited)

Janus Real Return Fund At A Glance

Fund Profile
December 31, 2012

Weighted Average Maturity	2.5 Years
Average Effective Duration*	1.8 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	–2.11%
With Reimbursement	1.18%
Class A Shares at MOP
Without Reimbursement	–2.01%
With Reimbursement	1.12%
Class C Shares***
Without Reimbursement	–2.92%
With Reimbursement	0.44%
Class D Shares
Without Reimbursement	–1.97%
With Reimbursement	1.28%
Class I Shares
Without Reimbursement	–1.85%
With Reimbursement	1.42%
Class S Shares
Without Reimbursement	–2.31%
With Reimbursement	0.94%
Class T Shares
Without Reimbursement	–2.05%
With Reimbursement	1.18%
Number of Bonds/Notes	56

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Investment Securities)
December 31, 2012

AA	20.6%
A	1.4%
BBB	20.3%
BB	29.7%
B	28.0%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2012

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Janus Fixed Income Fund | 7

Janus Real Return Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Since		Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*		Operating Expenses	Operating Expenses

Janus Real Return Fund — Class A Shares					1.50%	1.01%

NAV	3.05%	4.59%	–0.39%

MOP	–2.85%	–1.39%	–3.93%

Janus Real Return Fund — Class C Shares					2.24%	1.76%

NAV	2.64%	3.84%	–1.14%

CDSC	1.61%	2.80%	–1.14%

Janus Real Return Fund — Class D Shares(1)	3.23%	4.87%	–0.24%		1.52%	0.88%

Janus Real Return Fund — Class I Shares	3.25%	4.89%	–0.12%		1.24%	0.76%

Janus Real Return Fund — Class S Shares	2.94%	4.48%	–0.60%		1.74%	1.26%

Janus Real Return Fund — Class T Shares	3.14%	4.67%	–0.34%		1.49%	1.01%

Barclays U.S. 1-5 Year TIPS Index	1.52%	2.66%	2.44%

Barclays U.S. TIPS Index	2.82%	6.98%	9.76%

Consumer Price Index + 2%	1.03%	4.02%	2.99%	(2)

Consumer Price Index + 4%	2.00%	6.02%	4.97%	(2)

Lipper Quartile – Class I Shares	–	4th	3rd

Lipper Ranking – based on total return for Flexible Portfolio Funds	–	146/193	118/161

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

8 | DECEMBER 31, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The expense ratios shown are estimated.

The Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Inflation-linked bonds typically have lower yields than conventional fixed-rate bonds due to their inflation adjustment feature and normally decline in price when interest rates rise.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

Effective October 15, 2012, Janus Real Return Allocation Fund changed its name to Janus Real Return Fund and its primary benchmark from the Barclays U.S. TIPS Index to the Barclays U.S. 1-5 Year TIPS Index. In addition, the Fund changed its secondary benchmark from the Consumer Price Index + 4% to the Consumer Price Index + 2%.

*	The Fund’s inception date — May 13, 2011
(1)	Closed to new investors.
(2)	The Consumer Price Index + 2% and the Consumer Price Index + 4% since inception returns are calculated from May 31, 2011.

Janus Fixed Income Fund | 9

Janus Real Return Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expense Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12-12/31/12)†

Actual	$1,000.00	$1,030.50	$6.19

Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

	Beginning Account Value	Ending Account Value	Expense Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12-12/31/12)†

Actual	$1,000.00	$1,026.40	$10.01

Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.96

	Beginning Account Value	Ending Account Value	Expense Paid During Period
Expense Example – Class D Shares	(7/1/12)	(12/31/12)	(7/1/12-12/31/12)†

Actual	$1,000.00	$1,032.30	$5.48

Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

	Beginning Account Value	Ending Account Value	Expense Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12-12/31/12)†

Actual	$1,000.00	$1,032.50	$4.92

Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

	Beginning Account Value	Ending Account Value	Expense Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12-12/31/12)†

Actual	$1,000.00	$1,029.40	$7.47

Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43

	Beginning Account Value	Ending Account Value	Expense Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12-12/31/12)†

Actual	$1,000.00	$1,031.40	$6.20

Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

†	Expenses are equal to the net annualized expense ratio of 1.21% for Class A Shares, 1.96% for Class C Shares, 1.07% for Class D Shares, 0.96% for Class I Shares, 1.46% for Class S Shares and 1.21% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect a one-half year period). Expenses include the effect of applicable fee waivers and/or reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

10 | DECEMBER 31, 2012

Janus Real Return Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Corporate Bonds – 61.5%
Aerospace and Defense – Equipment – 2.6%
$13,000	Exelis, Inc. 4.2500%, 10/1/16	$13,705
317,000	TransDigm, Inc. 7.7500%, 12/15/18	350,681
		364,386
Agricultural Chemicals – 2.2%
250,000	CF Industries, Inc. 6.8750%, 5/1/18	305,403
Beverages – Wine and Spirits – 1.6%
190,000	Constellation Brands, Inc. 7.2500%, 9/1/16	219,450
Building – Residential and Commercial – 1.8%
250,000	Lennar Corp. 4.7500%, 12/15/17 (144A)	258,750
Casino Hotels – 2.2%
290,000	MGM Resorts International 7.5000%, 6/1/16	311,025
Commercial Banks – 6.1%
290,000	CIT Group, Inc. 4.7500%, 2/15/15 (144A)	301,600
259,000	Regions Financial Corp. 7.7500%, 11/10/14	287,179
100,000	Santander U.S. Debt SA 2.4850%, 1/18/13 (144A)	100,000
160,000	Zions BanCorp. 7.7500%, 9/23/14	174,745
2,000	Zions BanCorp. 4.0000%, 6/20/16	2,058
		865,582
Computers – Memory Devices – 0.2%
30,000	Seagate Technology International 10.0000%, 5/1/14 (144A)	32,288
Consumer Products – Miscellaneous – 1.5%
190,000	Jarden Corp. 7.5000%, 5/1/17	213,988
Containers – Metal and Glass – 2.2%
290,000	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc. 7.3750%, 10/15/17 (144A)	315,012
Diversified Banking Institutions – 4.5%
305,000	Ally Financial, Inc. 6.7500%, 12/1/14 – Series 8	329,400
260,000	Citigroup, Inc. 5.0000%, 9/15/14	273,543
40,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	40,936
		643,879
Electric – Generation – 1.9%
4,000	AES Corp. 7.7500%, 10/15/15	4,490
220,000	AES Corp. 9.7500%, 4/15/16	262,900
		267,390
Electronic Components – Semiconductors – 2.2%
290,000	STATS ChipPAC, Ltd. 7.5000%, 8/12/15 (144A)	308,850
Electronic Measuring Instruments – 0.1%
15,000	FLIR Systems, Inc. 3.7500%, 9/1/16	15,378
Finance – Leasing Company – 1.6%
220,000	International Lease Finance Corp. 6.6250%, 11/15/13 (MTN)	228,250
Finance – Auto Loans – 2.5%
320,000	Ford Motor Credit Co. LLC 5.6250%, 9/15/15	350,411
Finance – Consumer Loans – 1.4%
190,000	SLM Corp. 5.0000%, 4/15/15 – Series A (MTN)	200,282
Finance – Investment Bankers/Brokers – 1.4%
150,000	Lazard Group LLC 7.1250%, 5/15/15	166,752
34,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	35,747
		202,499
Finance – Other Services – 2.0%
274,000	CNH Capital LLC 3.8750%, 11/1/15 (144A)	282,563
Food – Meat Products – 2.3%
290,000	JBS USA LLC / JBS USA Finance, Inc. 11.6250%, 5/1/14	324,075
Food – Miscellaneous/Diversified – 0.5%
65,000	ARAMARK Corp. 8.5000%, 2/1/15	65,326
Food – Retail – 1.5%
190,000	Stater Bros Holdings, Inc. 7.3750%, 11/15/18	205,200
Independ Power Producer – 2.2%
290,000	Calpine Corp. 7.2500%, 10/15/17 (144A)	308,850
Medical – HMO – 1.5%
200,000	Centene Corp. 5.7500%, 6/1/17	215,000
Medical – Hospitals – 1.9%
250,000	HCA, Inc. 6.5000%, 2/15/16	271,875
Office Furnishings – Original – 1.2%
160,000	Interface, Inc. 7.6250%, 12/1/18	171,800
Oil Companies – Exploration and Production – 3.5%
220,000	Berry Petroleum Co. 10.2500%, 6/1/14	243,650
220,000	Chesapeake Energy Corp. 9.5000%, 2/15/15	248,600
		492,250
Oil Refining and Marketing – 1.4%
190,000	Frontier Oil Corp. 6.8750%, 11/15/18	204,250

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income Fund | 11

Janus Real Return Fund

Schedule of Investments

As of December 31, 2012

Shares or Principal Amount		Value

Paper and Related Products – 0.8%
$100,000	Georgia-Pacific LLC 7.7000%, 6/15/15	$115,380
Pipelines – 0%
2,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	2,186
REIT – Office Property – 2.2%
288,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	315,773
REIT – Regional Malls – 0.3%
45,000	Rouse Co. LLC 6.7500%, 11/9/15	47,194
REIT – Warehouse/Industrial – 0.1%
6,000	ProLogis L.P. 7.6250%, 8/15/14	6,563
Retail – Toy Store – 1.6%
220,000	Toys R Us Property Co. II LLC 8.5000%, 12/1/17	233,200
Telecommunication Services – 0.3%
40,000	Qwest Corp. 7.5000%, 10/1/14	43,780
Telephone – Integrated – 2.0%
250,000	Windstream Corp. 7.8750%, 11/1/17	281,250
Trucking and Leasing – 0.2%
14,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 7/11/14 (144A)	14,146
18,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	18,049
		32,195

Total Corporate Bonds (cost $8,712,908)		8,721,533

Preferred Stock – 0.3%
Diversified Financial Services – 0.3%
1,350	Citigroup Capital XIII, 7.8750% (cost $37,530)	37,665

U.S. Treasury Notes/Bonds – 16.1%
	U.S. Treasury Notes/Bonds:
$278,000	1.7500%, 4/15/13	279,303
815,000	0.2500%, 2/28/14	815,446
145,000	0.2500%, 4/30/14	145,062
269,000	0.2500%, 8/31/14	269,074
200,000	0.2500%, 11/30/14	200,008
140,000	0.3750%, 3/15/15	140,284
270,000	0.2500%, 8/15/15	269,515
130,000	1.0000%, 10/31/16	132,478
30,000	2.7500%, 8/15/42	28,969

Total U.S. Treasury Notes/Bonds (cost $2,279,775)		2,280,139

Money Market – 21.9%
3,110,381	Janus Cash Liquidity Fund LLC, 0% (cost $3,110,381)	3,110,381

Total Investments (cost $14,140,594) – 99.8%		14,149,718

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		24,268

Net Assets – 100%		$14,173,986

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Cayman Islands	$32,288	0.2%
Ireland	315,012	2.2%
Singapore	308,850	2.2%
Spain	100,000	0.7%
United Kingdom	40,936	0.3%
United States††	13,352,632	94.4%

Total	$14,149,718	100.0%

††	Includes Cash Equivalents of 22.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 | DECEMBER 31, 2012

Statement of Assets and Liabilities

As of December 31, 2012 (unaudited)	Janus Real
(all numbers in thousands except net asset value per share)	Return Fund(1)

Assets:
Investments at cost	$14,141
Unaffiliated investments at value	$11,040
Affiliated investments at value	3,110
Cash	1
Receivables:
Fund shares sold	1
Due from adviser	33
Foreign dividend tax reclaim	–
Interest	111
Non-interested Trustees’ deferred compensation	–
Total Assets	14,296
Liabilities:
Payables:
Fund shares repurchased	20
Administrative services fees	1
Distribution fees and shareholder servicing fees	2
Due to advisor	–
Administrative, networking and omnibus fees	1
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	98
Total Liabilities	122
Net Assets	$14,174
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$14,608
Undistributed net investment loss*	(87)
Undistributed net realized loss from investments and foreign currency transactions*	(356)
Unrealized appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	9
Total Net Assets	$14,174
Net Assets - Class A Shares	$2,112
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	216
Net Asset Value Per Share(2)	$9.77
Maximum Offering Price Per Share(3)	$10.26
Net Assets - Class C Shares	$1,965
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	202
Net Asset Value Per Share(2)	$9.73
Net Assets - Class D Shares	$3,594
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	367
Net Asset Value Per Share	$9.79
Net Assets - Class I Shares	$2,289
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	236
Net Asset Value Per Share	$9.72
Net Assets - Class S Shares	$1,988
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	203
Net Asset Value Per Share	$9.79
Net Assets - Class T Shares	$2,226
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	228
Net Asset Value Per Share	$9.75

*	See Note 6 in Notes to Financial Statements.
(1)	Formerly named Janus Real Return Allocation Fund.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/95.25 of net asset value.

See footnotes at the end of the Statements.

See Notes to Financial Statements.

Janus Fixed Income Fund | 13

Statement of Operations

For the period ended December 31, 2012 (unaudited)	Janus Real
(all numbers in thousands)	Return Fund(1)

Investment Income:
Interest	$103
Dividends	87
Dividends from affiliate	3
Foreign tax withheld	(8)
Total Investment Income	185
Expenses:
Advisory fees	101
Shareholder reports expenses	4
Transfer agent fees and expenses	3
Registration fees	37
Custodian fees	53
Professional fees	45
Non-interested Trustees’ fees and expenses	1
Interest expense	1
Administrative services fees - Class D Shares	3
Administrative services fees - Class S Shares	6
Administrative services fees - Class T Shares	6
Distribution fees and shareholder servicing fees - Class A Shares	6
Distribution fees and shareholder servicing fees - Class C Shares	22
Distribution fees and shareholder servicing fees - Class S Shares	6
Administrative, networking and omnibus fees - Class A Shares	–
Administrative, networking and omnibus fees - Class C Shares	–
Administrative, networking and omnibus fees - Class I Shares	–
Other expenses	70
Total Expenses	364
Expense and Fee Offset	–
Net Expenses	364
Less: Excess Expense Reimbursement	(180)
Net Expenses after Expense Reimbursement	184
Net Investment Income	1
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	2,701
Net realized loss from futures contracts	(741)
Net realized loss from swap contracts	(1,746)
Net realized gain from options contracts	8
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,366)
Change in unrealized net appreciation/(depreciation) of futures contracts	247
Change in unrealized net appreciation/(depreciation) of swap contracts	1,938
Change in unrealized net appreciation/(depreciation) of written option contracts	(3)
Net Gain on Investments	1,038
Net Increase in Net Assets Resulting from Operations	$1,039

(1)	Formerly named Janus Real Return Allocation Fund

See Notes to Financial Statements.

14 | DECEMBER 31, 2012

Statements of Changes in Net Assets

For the period ended December 31, 2012 (unaudited)	Janus Real
and the fiscal year ended June 30, 2012	Return Fund(1)
(all numbers in thousands)	2012	2012

Operations:
Net investment income	$1	$482
Net realized gain (loss) from investment and foreign currency transactions	222	(1,015)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	816	(838)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,039	(1,371)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(15)	(29)
Class C Shares	–	(20)
Class D Shares	(28)	(30)
Class I Shares	(36)	(31)
Class S Shares	(4)	(25)
Class T Shares	(21)	(28)
Net realized gain/(loss) from investment transactions*
Class A Shares	–	(35)
Class C Shares	–	(33)
Class D Shares	–	(39)
Class I Shares	–	(35)
Class S Shares	–	(33)
Class T Shares	–	(34)
Net (Decrease) from Dividends and Distributions	(104)	(372)
Capital Share Transactions:
Shares Sold
Class A Shares	51	1,243
Class C Shares	–	42
Class D Shares	606	1,624
Class I Shares	58	174
Class S Shares	–	1
Class T Shares	196	158
Reinvested Dividends and Distributions
Class A Shares	15	64
Class C Shares	–	54
Class D Shares	28	69
Class I Shares	36	65
Class S Shares	4	59
Class T Shares	21	62
Shares Repurchased
Class A Shares	(4,871)	(901)
Class C Shares	(4,584)	(11)
Class D Shares	(4,852)	(709)
Class I Shares	(4,600)	(120)
Class S Shares	(4,584)	–
Class T Shares	(4,683)	(44)
Net Increase (Decrease) from Capital Share Transactions	(27,159)	1,830
Net Increase (Decrease) in Net Assets	(26,224)	87
Net Assets:
Beginning of period	40,398	40,311
End of period	$14,174	$40,398
Undistributed Net Investment Income (Loss)*	$(87)	$16

*	See Note 6 in Notes to Financial Statements.
(1)	Formerly named Janus Real Return Allocation Fund.
See Notes to Financial Statements.

Janus Fixed Income Fund | 15

Financial Highlights

Class A Shares

For a share outstanding during the period ended December 31, 2012 (unaudited)	Janus Real Return Fund(1)
and the fiscal year or period ended June 30	2012	2012	2011(2)

Net Asset Value, Beginning of Period	$9.55	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.01	0.01	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.28	(0.32)	(0.09)
Total from Investment Operations	0.29	(0.31)	(0.05)
Less Distributions:
Dividends (from net investment income)*	(0.07)	(0.04)	–
Distributions (from capital gains)*	–	(0.05)	–
Total Distributions	(0.07)	(0.09)	–
Net Asset Value, End of Period	$9.77	$9.55	$9.95
Total Return**	3.05%	(3.09)%	(.50)%
Net Assets, End of Period (in thousands)	$2,112	$6,759	$6,660
Average Net Assets for the Period (in thousands)	$4,594	$6,973	$6,635
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.43%(3)	2.25%(3)	5.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.21%(3)	1.26%(3)	1.27%
Ratio of Net Investment Income to Average Net Assets***	0.06%	1.24%	3.21%
Portfolio Turnover Rate	62%	45%	6%^

Class C Shares

For a share outstanding during the period ended December 31, 2012 (unaudited)	Janus Real Return Fund(1)
and the fiscal year or period ended June 30	2012	2012	2011(2)

Net Asset Value, Beginning of Period	$9.48	$9.94	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.06)	(0.05)	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.31	(0.33)	(0.09)
Total from Investment Operations	0.25	(0.38)	(0.06)
Less Distributions:
Dividends (from net investment income)*	–	(0.03)	–
Distributions (from capital gains)*	–	(0.05)	–
Total Distributions	–	(0.08)	–
Net Asset Value, End of Period	$9.73	$9.48	$9.94
Total Return**	2.64%	(3.80)%	(.60)%
Net Assets, End of Period (in thousands)	$1,965	$6,400	$6,627
Average Net Assets for the Period (in thousands)	$4,376	$6,492	$6,616
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.24%(4)	2.95%(4)	6.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.96%(4)	2.01%(4)	2.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.70)%	0.51%	2.46%
Portfolio Turnover Rate	62%	45%	6%^

*	See Note 6 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named Janus Real Return Allocation Fund.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable interest expense. The ratios would have been 2.43% and 1.21%, respectively, in the six-month period ended December 31, 2012 and 2.25% and 1.26%, respectively, in the fiscal year ended June 30, 2012 without the inclusion of any applicable interest expense.
(4)	Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable interest expense. The ratios would have been 3.23% and 1.96%, respectively, in the six-month period ended December 31, 2012 and 2.95% and 2.01%, respectively, in the fiscal year ended June 30, 2012 without the inclusion of any applicable interest expense.

See Notes to Financial Statements.

16 | DECEMBER 31, 2012

Class D Shares

For a share outstanding during the period ended December 31, 2012 (unaudited)	Janus Real Return Fund(1)
and the fiscal year or period ended June 30	2012	2012	2011(2)

Net Asset Value, Beginning of Period	$9.56	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.02	0.03	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.29	(0.33)	(0.09)
Total from Investment Operations	0.31	(0.30)	(0.05)
Less Distributions:
Dividends (from net investment income)*	(0.08)	(0.04)	–
Distributions (from capital gains)*	–	(0.05)	–
Total Distributions	(0.08)	(0.09)	–
Net Asset Value, End of Period	$9.79	$9.56	$9.95
Total Return**	3.23%	(3.02)%	(.50)%
Net Assets, End of Period (in thousands)	$3,594	$7,632	$6,954
Average Net Assets for the Period (in thousands)	$5,762	$7,558	$6,832
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.52%(3)	2.25%(3)	5.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.07%(3)	1.14%(3)	1.25%
Ratio of Net Investment Income to Average Net Assets***	0.32%	1.40%	3.24%
Portfolio Turnover Rate	62%	45%	6%^

Class I Shares

For a share outstanding during the period ended December 31, 2012 (unaudited)	Janus Real Return Fund(1)
and the fiscal year or period ended June 30	2012	2012	2011(2)

Net Asset Value, Beginning of Period	$9.57	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.10	0.04	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.21	(0.33)	(0.10)
Total from Investment Operations	0.31	(0.29)	(0.05)
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.04)	–
Distributions (from capital gains)*	–	(0.05)	–
Total Distributions	(0.16)	(0.09)	–
Net Asset Value, End of Period	$9.72	$9.57	$9.95
Total Return**	3.25%	(2.86)%	(.50)%
Net Assets, End of Period (in thousands)	$2,289	$6,650	$6,797
Average Net Assets for the Period (in thousands)	$4,652	$6,738	$6,658
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.19%(4)	1.93%(4)	5.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.96%(4)	1.01%(4)	1.02%
Ratio of Net Investment Income to Average Net Assets***	0.34%	1.50%	3.47%
Portfolio Turnover Rate	62%	45%	6%^

*	See Note 6 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named Janus Real Return Allocation Fund.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable interest expense. The ratios would have been 2.51% and 1.07%, respectively, in the six-month period ended December 31, 2012 and 2.25% and 1.14%, respectively, in the fiscal year ended June 30, 2012 without the inclusion of any applicable interest expense.
(4)	Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable interest expense. The ratios would have been 2.18% and 0.95%, respectively, in the six-month period ended December 31, 2012 and 1.93% and 1.01%, respectively, in the fiscal year ended June 30, 2012 without the inclusion of any applicable interest expense.

See Notes to Financial Statements.

Janus Fixed Income Fund | 17

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended December 31, 2012 (unaudited)	Janus Real Return Fund(1)
and the fiscal year or period ended June 30	2012	2012	2011(2)

Net Asset Value, Beginning of Period	$9.53	$9.95	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.04)	–	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.32	(0.33)	(0.09)
Total from Investment Operations	0.28	(0.33)	(0.05)
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.04)	–
Distributions (from capital gains)*	–	(0.05)	–
Total Distributions	(0.02)	(0.09)	–
Net Asset Value, End of Period	$9.79	$9.53	$9.95
Total Return**	2.94%	(3.33)%	(.50)%
Net Assets, End of Period (in thousands)	$1,988	$6,412	$6,632
Average Net Assets for the Period (in thousands)	$4,395	$6,502	$6,618
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offset) to Average Net Assets***	2.64%(3)	2.43%(3)	5.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.46%(3)	1.45%(3)	1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	1.07%	2.96%
Portfolio Turnover Rate^	62%	45%	6%^

Class T Shares

For a share outstanding during the period ended December 31, 2012 (unaudited)	Janus Real Return Fund(1)
and the fiscal year or period ended June 30	2012	2012	2011(2)

Net Asset Value, Beginning of Period	$9.55	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.04	0.02	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.26	(0.33)	(0.09)
Total from Investment Operations	0.30	(0.31)	(0.05)
Less Distributions:
Dividends (from net investment income)*	(0.10)	(0.04)	–
Distributions (from capital gains)*	–	(0.05)	–
Total Distributions	(0.10)	(0.09)	–
Net Asset Value, End of Period	$9.75	$9.55	$9.95
Total Return**	3.14%	(3.09)%	(.50)%
Net Assets, End of Period (in thousands)	$2,226	$6,545	$6,641
Average Net Assets for the Period (in thousands)	$4,458	$6,633	$6,623
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.39%(4)	2.17%(4)	5.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.21%(4)	1.20%(4)	1.27%
Ratio of Net Investment Income to Average Net Assets***	0.06%	1.31%	3.21%
Portfolio Turnover Rate^	62%	45%	6%^

*	See Note 6 in Notes to Financial Statements.
**	Total Return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Formerly named Janus Real Return Allocation Fund.
(2)	Period from May 13, 2011 (inception date) through June 30, 2011.
(3)	Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable interest expense. The ratios would have been 2.63% and 1.46%, respectively, in the six-month period ended December 31, 2012 and 2.43% and 1.45%, respectively, in the fiscal year ended June 30, 2012 without the inclusion of any applicable interest expense.
(4)	Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets include any applicable interest expense. The ratios would have been 2.39% and 1.21%, respectively, in the six-month period ended December 31, 2012 and 2.17% and 1.20%, respectively, in the fiscal year ended June 30, 2012 without the inclusion of any applicable interest expense.

See Notes to Financial Statements.

18 | DECEMBER 31, 2012

Notes to Schedule of Investments and Other Information (unaudited)

Barclays U.S. TIPS Index	The Barclays U.S. Government Inflation-Linked Bond Index also known as the Barclays U.S. TIPS Index measures the performance of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500M or more.

Barclays U.S. 1-5 Year TIPS Index	The Barclays U.S. Government Inflation-Linked Bond Index also known as the Barclays U.S. TIPS Index measures the performance of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market. The index includes TIPS with one to 5 years remaining maturity with total outstanding issue size of $500M or more.

Consumer Price Index + 2%	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services plus 200 basis points.

Consumer Price Index + 4%	The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services plus 400 basis points.

Lipper Flexible Portfolio Funds	Funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

MTN	Medium Term Note

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the fiscal period ended December 31, 2012 is indicated in the table below:

		Value as a % of
Fund	Value	Net Assets

Janus Real Return Fund(1)	$1,940,108	13.7%

(1)	Formerly named Janus Real Return Allocation Fund.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Real Return Fund(1)
Corporate Bonds	$–	$8,721,533	$–
Preferred Stock	–	37,665	–
U.S. Treasury Notes/Bonds	–	2,280,139	–
Money Market	–	3,110,381	–
Total Investments in Securities	$–	$14,149,718	$–

(a)	Includes fair value factors.
(1)	Formerly named Janus Real Return Allocation Fund.

Janus Fixed Income Fund | 19

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Real Return Fund (formerly named Janus Real Return Allocation Fund) (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Janus Real Return Subsidiary, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”), invested in certain commodity-related investments until October 15, 2012 and was subsequently liquidated. The Fund’s Statement of Operations and Statement of Changes in Net Assets include the accounts of both Janus Real Return Fund and the Subsidiary. The financial statements include information for the period ended December 31, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Fund are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Fund’s Trustees. Circumstances in

20 | DECEMBER 31, 2012

which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Fund may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Fund’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Until October 15, 2012, the Subsidiary, and in turn the Fund indirectly, incurred fees and expenses in connection with the custody, transfer agency, and audit services the Subsidiary received.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Effective November 1, 2012, dividends are declared daily and distributed monthly for the Fund. Prior to November 1, 2012, the Fund generally declared and distributed dividends of net investment income (if any) annually. Realized capital gains, if any, are declared and distributed in December. The majority of dividends and net realized capital gains distributions from the Fund will be automatically reinvested into additional shares of the Fund, based on the discretion of the shareholder.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Fixed Income Fund | 21

Notes to Financial Statements (unaudited) (continued)

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Fund adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund may use systematic fair valuation models provided by independent third

22 | DECEMBER 31, 2012

parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Fund may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Fund when measuring fair value (for example, when the Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Fund cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Fund.

In addition, the Accounting Standards Update requires the Fund to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, commodities-linked derivative instruments, and inflation index swaps. Each derivative instrument that was held by the Fund during the period ended December 31, 2012 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk,

Janus Fixed Income Fund | 23

Notes to Financial Statements (unaudited) (continued)

equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Commodity-Linked Investments
The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). Until October 15, 2012, the Fund sought to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary, which was generally subject to the same investment policies and restrictions of the Fund. The Subsidiary invested in commodity-linked investments and other investments that could serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

24 | DECEMBER 31, 2012

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fund’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Inflation-Linked Securities
Inflation-linked bonds are fixed-income securities which have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.

Such bonds may also be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked bonds issued by or related to companies or other entities not affiliated with governments.

Because of the inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. Inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Fund.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund may utilize American-style

Janus Fixed Income Fund | 25

Notes to Financial Statements (unaudited) (continued)

and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund may also invest in long-term equity anticipation securities, which are long-term options contracts that can be maintained for a period of up to three years. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

Written option activity for the period ended December 31, 2012 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Options outstanding at June 30, 2012	–	$–
Options written	7,300	2,359
Options closed	(7,300)	(2,359)
Options expired	–	–
Options exercised	–	–

Options outstanding at December 31, 2012	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Options outstanding at June 30, 2012	137	$6,486
Options written	–	–
Options closed	–	–
Options expired	(137)	(6,486)
Options exercised	–	–

Options outstanding at December 31, 2012	–	$–

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals

26 | DECEMBER 31, 2012

based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to a commodity index, commodity markets, or certain common or preferred stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices, the rate of inflation, or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Fund are reported as an asset or liability in “Outstanding swap contracts at value” on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Fund are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), inflation index, interest rate, total return, and zero coupon swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Fund is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Fund’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A fund investing in CDXs is normally only permitted to take long positions in these instruments.

Inflation index swaps are used to hedge against unexpected changes in the rate of inflation as measured by an inflation index such as the Consumer Price Index. Inflation index swaps are also subject to inflation risk, where such a swap held long by the Fund can potentially lose value if the rate of inflation over the life of the swap is less than the fixed rate that the Fund agrees to pay at the initiation of the swap.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s maximum risk of loss for credit default swaps, inflation index swaps, interest rate swaps, total return swaps, and zero coupon swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s

Janus Fixed Income Fund | 27

Notes to Financial Statements (unaudited) (continued)

Statement of Operations for the period ended December 31, 2012.

The effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Commodity-Linked Contracts	$(224,130)	$–	$–	$–	$(224,130)

Credit Contracts	–	34,358	–	–	34,358

Currency Contracts	(128,174)	–	–	–	(128,174)

Equity Contracts	(484,927)	241,373	8,232	–	(235,322)

Foreign Exchange Contracts	–	–	–	471	471

Interest Rate Contracts	96,613	(2,021,389)	–	–	(1,924,776)

Total	$(740,618)	$(1,745,658)	$8,232	$471	$(2,477,573)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Commodity-Linked Contracts	$35,365	$–	$–	$–	$35,365

Credit Contracts	–	(27,001)	–	–	(27,001)

Currency Contracts	31,709	–	–	–	31,709

Equity Contracts	171,724	(41,347)	(3,363)	–	127,014

Foreign Exchange Contracts	–	–	–	(813)	(813)

Interest Rate Contracts	7,944	2,006,020	–	–	2,013,964

Total	$246,742	$1,937,672	$(3,363)	$(813)	$2,180,238

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The effect of derivatives on the Statement of Operations is indicative of the Fund’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Act which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by the Fund,

28 | DECEMBER 31, 2012

including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, and of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the

Janus Fixed Income Fund | 29

Notes to Financial Statements (unaudited) (continued)

securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Investment in Subsidiary
To qualify as a regulated investment company under the Internal Revenue Code (“IRC”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. Until October 15, 2012 the Fund sought to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary, which was generally subject to the same investment policies and restrictions of the Fund. The Subsidiary invested in commodity index-linked swaps, commodity futures, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary also invested in fixed-income securities and other investments which served as margin or collateral for the Subsidiary’s derivatives positions. The Fund could invest up to 25% of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary was treated as ordinary income to the Fund. Janus Capital was the adviser to the Subsidiary and Armored Wolf was the Subsidiary’s subadviser. The Subsidiary was not subject to U.S. laws (including securities laws) and their protections. The Subsidiary was subject to the laws of a foreign jurisdiction. The Fund has applied for a private letter ruling confirming, among other things, that income produced by the Fund’s investments in income from certain commodity-related investments constitutes qualifying income to the Fund. Currently, the IRS has suspended the issuance of private letter rulings relating to matters contained in the Fund’s application, and as such there can be no assurance that a ruling will be issued.

Real Estate Investing
The Fund may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

30 | DECEMBER 31, 2012

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Effective October 15, 2012, the Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate). The rate shown is a fixed rate based on the Fund’s average daily net assets.

		Contractual
		Investment
	Average Daily Net	Advisory Fee
Fund	Assets of the Fund	% (annual rate)

Janus Real Return Fund(1)	First $1 Billion	0.55
	Next $4 Billion	0.53
	Over $5 Billion	0.50

(1)	Formerly named Janus Real Return Allocation Fund.

Prior to October 15, 2012, the Fund and the Subsidiary each paid Janus Capital an investment advisory fee which was calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate). The rate shown is a fixed rate based on the Fund’s average net assets.

		Contractual
		Investment
	Average Daily Net	Advisory Fee
Fund	Assets of the Fund	% (annual rate)

Janus Real Return Fund(1)	First $3 Billion	0.75
	Over $3 Billion	0.72

(1)	Formerly named Janus Real Return Allocation Fund.

Janus Capital contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary.

Armored Wolf, LLC (“Armored Wolf”) served as a subadviser to the Fund and to the Subsidiary, and provided advisory services to the Fund related to inflation-linked securities, emerging market debt, commodity-linked investments and participated in overall investment category allocation determinations. Effective October 15, 2012, Armored Wolf no longer serves as a subadviser to the Fund.

Janus Capital has agreed to reimburse the Fund until at least November 1, 2013 by the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

	New Expense Limit (%)	Previous Expense
	(October 15, 2012	Limit (%) (until
Fund	to Present)	October 15, 2012 )

Janus Real Return Fund(1)	0.76	1.00

(1)	Formerly named Janus Real Return Allocation Fund.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. This recoupment of such reimbursements expires May 13, 2014. For the period ended December 31, 2012, total reimbursement by Janus Capital was $179,674 for the Fund. As of December 31, 2012, the aggregate amount of recoupment that may potentially be made to Janus Capital is $814,589.

State Street Bank and Trust Company (“State Street”) provides certain accounting services to the Fund as part of the custodial and fund accounting arrangement, including calculating the daily NAV of each share class and certain compliance-related functions. State Street also provides certain administration services to the Fund, including services related to the Fund’s audit, tax, and reporting obligations, pursuant to an Agreement with the Trust, on behalf of the Fund. As compensation for such services, the Fund pays State Street a flat fee. Janus Capital serves as administrator to the Fund. With respect to other administration services, such as recordkeeping, and state monitoring and registration functions, Janus Capital does not receive any compensation for these services but may be reimbursed for out-of-pocket expenses by the Fund. Additionally, the Subsidiary had entered into separate agreements with State Street related to custodian, accounting, and transfer agency services related to the Subsidiary. Compensation to State Street for such services was indirectly borne by the Fund.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on

Janus Fixed Income Fund | 31

Notes to Financial Statements (unaudited) (continued)

behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Fund pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of the Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $96,728 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2012.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. The Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified

32 | DECEMBER 31, 2012

administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $249,192 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2012. The Fund’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2012, Janus Distributors retained $336 of upfront sales charges for Class A Shares. The sales charge was reduced effective October 15, 2012 from 5.75% to 4.75%.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2012.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share. During the period ended December 31, 2012, there were no CDSCs for Class C Shares.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended December 31, 2012, the Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/12

Janus Real Return Fund(1)
Janus Cash Liquidity Fund LLC	$48,082,793	$(52,408,802)	$3,102	$3,110,381

(1)	Formerly named Janus Real Return Allocation Fund.

Janus Fixed Income Fund | 33

Notes to Financial Statements (unaudited) (continued)

Janus Capital or an affiliate invested and/or redeemed seed capital during the period ended December 31, 2012, as indicated in the following table.

	Seed Capital		Date of	Seed Capital
	at 6/30/12	Redemptions	Redemptions	at 12/31/12

Janus Real Return Fund(1) – Class A Shares	$6,666,666	$(4,688,830)	8/30/12 - 10/15/12	$1,977,836
Janus Real Return Fund(1) – Class C Shares	6,666,666	(4,736,023)	8/30/12 - 10/15/12	1,930,643
Janus Real Return Fund(1) – Class D Shares	6,666,667	(4,680,191)	8/30/12 - 10/15/12	1,986,476
Janus Real Return Fund(1) – Class I Shares	6,666,667	(4,675,109)	8/30/12 - 10/15/12	1,991,558
Janus Real Return Fund(1) – Class S Shares	6,666,667	(4,702,954)	8/30/12 - 10/15/12	1,963,713
Janus Real Return Fund(1) – Class T Shares	6,666,667	(4,688,520)	8/30/12 - 10/15/12	1,978,147

(1)	Formerly named Janus Real Return Allocation Fund.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Real Return Fund(1)	$14,157,000	$35,332	$(42,614)	$(7,282)

(1)	Formerly named Janus Real Return Allocation Fund.

6.	Capital Share Transactions

	Janus
For the period ended December 31, 2012 (unaudited)	Real Return
and the fiscal year ended June 30, 2012	Fund(1)
(all numbers in thousands)	2012	2012

Transactions in Fund Shares – Class A Shares:
Shares Sold	5	125
Reinvested dividends and distributions	2	7
Shares repurchased	(499)	(93)
Net Increase/(Decrease) in Fund Shares	(492)	39
Shares Outstanding, Beginning of Period	708	669
Shares Outstanding, End of Period	216	708
Transactions in Fund Shares – Class C Shares:
Shares Sold	–	4
Reinvested dividends and distributions	–	5
Shares repurchased	(473)	(1)
Net Increase/(Decrease) in Fund Shares	(473)	8
Shares Outstanding, Beginning of Period	675	667
Shares Outstanding, End of Period	202	675
Transactions in Fund Shares – Class D Shares:
Shares Sold	62	165
Reinvested dividends and distributions	3	7
Shares repurchased	(496)	(73)
Net Increase/(Decrease) in Fund Shares	(431)	99

34 | DECEMBER 31, 2012

	Janus
For the period ended December 31, 2012 (unaudited)	Real Return
and the fiscal year ended June 30, 2012	Fund(1)
(all numbers in thousands)	2012	2012

Shares Outstanding, Beginning of Period	798	699
Shares Outstanding, End of Period	367	798
Transactions in Fund Shares – Class I Shares:
Shares Sold	6	17
Reinvested dividends and distributions	4	7
Shares repurchased	(469)	(12)
Net Increase/(Decrease) in Fund Shares	(459)	12
Shares Outstanding, Beginning of Period	695	683
Shares Outstanding, End of Period	236	695
Transactions in Fund Shares – Class S Shares:
Shares Sold	–	–
Reinvested dividends and distributions	–	6
Shares repurchased	(470)	–
Net Increase/(Decrease) in Fund Shares	(470)	6
Shares Outstanding, Beginning of Period	673	667
Shares Outstanding, End of Period	203	673
Transactions in Fund Shares – Class T Shares:
Shares Sold	20	16
Reinvested dividends and distributions	2	7
Shares repurchased	(479)	(5)
Net Increase/(Decrease) in Fund Shares	(457)	18
Shares Outstanding, Beginning of Period	685	667
Shares Outstanding, End of Period	228	685

(1)	Formerly named Janus Real Return Allocation Fund.

7.	Purchases and Sales of Investment Securities

For the period ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchase of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Real Return Fund(1)	$14,437,713	$34,439,751	$2,404,769	$19,423,890

(1)	Formerly named Janus Real Return Allocation Fund.

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statement of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Fund’s financial statements.

Janus Fixed Income Fund | 35

Notes to Financial Statements (unaudited) (continued)

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36 | DECEMBER 31, 2012

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

Janus Fixed Income Fund | 37

Additional Information (unaudited) (continued)

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital

38 | DECEMBER 31, 2012

or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees

Janus Fixed Income Fund | 39

Additional Information (unaudited) (continued)

concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

40 | DECEMBER 31, 2012

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2012. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a.	Forward Currency Contracts

A table listing forward currency contracts follows the Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b.	Futures

A table listing futures contracts follows the Fund’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c.	Options

A table listing written options contracts follows the Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against

Janus Fixed Income Fund | 41

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

2d.	Swaps

A table listing swaps follows each Fund’s Schedule of Investments (if applicable). Swaps are agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Swaps are used as a means to gain exposure to certain common stocks and/or hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the counterparty, the notional amount, the return paid and received by the Fund, termination date and the amount of unrealized appreciation or depreciation for total return swaps. The amount of unrealized appreciation or depreciation reflects the discounted value of the payments to be received from or paid to the counterparty for the last day of the reporting period.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Fund’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Fund. The Fund will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment performance. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

42 | DECEMBER 31, 2012

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Fixed Income Fund | 43

Notes

44 | DECEMBER 31, 2012

Notes

Janus Fixed Income Fund | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0213-32253	125-24-93009 02-13

SEMIANNUAL REPORT

December 31, 2012

Janus Fixed Income & Money Market Funds

Fixed Income
Janus Flexible Bond Fund
Janus Global Bond Fund
Janus High-Yield Fund
Janus Short-Term Bond Fund

Money Market
Janus Government Money Market Fund
Janus Money Market Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Fixed Income & Money Market Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Investment in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds.

Co-Chief Investment Officers’ Market Perspective (unaudited)

Jonathan Coleman, CFA
Chief Investment
Officer, Equities

Gibson Smith
Chief Investment
Officer, Fixed Income

THE NEW REALITY

Washington’s inability to fully resolve U.S. fiscal policy likely will mean increased volatility in the first quarter of 2013. We believe that lower returns and greater risk will be major themes in 2013, and may in fact be the new reality for investors for some time to come. Slow economic growth, while challenging for markets in general, is an environment that is advantageous to individual stock and credit selection.

WASHINGTON IN THE WAY

Global economic growth was held back in the fourth quarter by uncertainty over the outcome of U.S. elections and the combination of government tax and spending measures known as the fiscal cliff. Companies have been reluctant to invest until they had clarity on tax and fiscal policy. In the final months of the year, many companies began paring payrolls and postponing projects.

This means that first quarter 2013 growth is likely to be slower than what we have recently experienced. Lawmakers have done little to address the fundamental issue facing the U.S. government: We spend more than we generate in revenue. This will have to change, whether lawmakers proactively address it or global markets force it.

At least three important debates remain: what to do about the budget sequester that Congress imposed upon itself but now seems horrified to face in reality; a potential fight over the debt ceiling; and what to do about long-term corporate tax and entitlement reform. Until we get resolution on these issues, we believe the U.S. economy will struggle to achieve its growth potential.

What does that mean for investors? Low and slow growth. In a way, it’s the new reality. Assets may not appreciate as much in 2013 as they have in previous years. However, we also believe that bottom-up, fundamental research is key to finding opportunities in a slow-growth environment.

EQUITIES: SLOW GROWTH DOES NOT SPELL DOOM

We believe there is still too much uncertainty created by Washington to jump-start consumer and corporate spending to a level that spurs rapid economic growth. However, there are also too many positive underlying growth drivers for individual businesses and even entire industries to knock the U.S. economy completely off course. For instance, lower natural gas prices and more competitive wages have encouraged an industrial and manufacturing renaissance that should help boost the U.S. economy for years to come. A housing rebound is in full swing and consumer spending has remained surprisingly resilient. With more clarity from political leaders, these positive economic drivers should fuel a stronger recovery.

Until then, slow growth should not spell doom for stock markets, in our view. We expect dividend growth to continue regardless of potential changes to tax rates. We believe this represents disciplined use of capital by management teams and should also help support stock prices in times of volatility and uncertainty. It is especially favorable in a low-rate environment where there are few other prospects for higher yield.

While the market would benefit from a stronger economy, we believe a slow-growth environment bodes well for our fundamental, bottom-up research process. We search for companies with strong competitive positions such as a high barrier to entry, or a defensible business model that can protect margins in times of slow growth. In a slow-growth environment, there is more differentiation between these and other companies.

FIXED INCOME: AN EYE ON INTEREST RATES

We believe that interest rates are likely to pose the biggest risk to fixed income investors in 2013. If global central banks’ current unconventional policies begin to be viewed as unsustainable or ineffective, we could see a quick rise in rates.

We continue to believe that the best total and risk-adjusted return opportunities remain in the corporate credit markets, where deleveraging balance sheets, improving individual company fundamental metrics, increased cash flow and rising equity prices have created

Janus Fixed Income & Money Market Funds | 1

(Continued) (unaudited)

a near-perfect environment for credit investors. Current valuations make it difficult to find return opportunities similar to the ones that we have experienced previously. However, there are still good opportunities, and we believe the rewards of the credit markets will fall in the hands of those focused on security selection.

OUTLOOK: LOW AND SLOW GROWTH

Low, slow economic growth may lead to more conservative asset appreciation in 2013 than in previous years. While we have increased our vigilance in seeking to protect portfolios against potential downside risk, we remain focused on filtering out the noise and seeking companies poised to deliver solid risk-adjusted returns, even in a challenging environment.

Sincerely,

Jonathan Coleman
Chief Investment Officer, Equities

Gibson Smith
Chief Investment Officer, Fixed Income

2 | DECEMBER 31, 2012

Useful Information About Your Fund Report (unaudited)

Market Perspectives and Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the CIOs’ and managers’ best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the managers’ opinions. These views are unique to each CIO and manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares of the Fixed Income Funds only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares of certain Fixed Income Funds only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fixed Income Fund’s total annual fund operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least November 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your

Janus Fixed Income & Money Market Funds | 3

(Continued) (unaudited)

expenses would have been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | DECEMBER 31, 2012

Janus Flexible Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the six-month period ended December 31, 2012, Janus Flexible Bond Fund’s Class T Shares returned 3.16%, compared to a 1.80% return for the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

Investment Environment

Corporate credit markets rallied in the second half of 2012, supported by global central banks’ continued accommodative monetary policy, progress toward resolving Europe’s debt problems and signs of stability, if not improvement, in the global economy. Investors worried about the “fiscal cliff,” a potentially recessionary mix of spending cuts and tax increases that had been scheduled to take effect in January 2013 unless Congress reached a deal to avert them. However, despite that concern, low interest rates continued to drive investors into higher-yielding risk assets including corporate credit and mortgage-backed securities (MBS). Longer-duration U.S. Treasury bond prices declined modestly as investors sought higher yields elsewhere.

Performance Discussion

Janus Flexible Bond Fund outperformed its benchmark during the period. Our overweight allocation to corporate credit and the excess yield that our holdings generated compared with the benchmark were the greatest drivers of outperformance. Our underweight to U.S. Treasury securities was beneficial, as was our underweight to and security selection within MBS.

From a credit sector standpoint, contributors were led by non-captive diversified financial companies, life insurers and real estate investment trusts (REITs). Detractors were led by wireline communications, property and casualty insurers and metals and mining.

Among individual credit names, American International Group (AIG) was the top driver of outperformance. In December, once-embattled AIG finished repaying the U.S. Government for a $182 billion bailout it received at the height of the credit crisis, largely by selling non-core assets. We had long believed the market did not fully appreciate the progress that AIG was making, a thesis that played out as we had expected in 2012.

Our top detractors relative to the benchmark were our cash position and securities that performed well in the benchmark that we did not hold. Citigroup was the only corporate credit holding within the bottom ten detractors. We were underweight to Citigroup compared with the benchmark and also held shorter-duration securities, so our portfolio enjoyed relatively less benefit from the positive performance of the company’s corporate credit during the period.

Our MBS security selection – in particular, our preference for prepayment-protected securities – and our underweight allocation contributed to positive return from this asset class. While the MBS market was supported by the Federal Reserve’s open-ended, $40-billion-per-month MBS purchase program announced in September, investors worried that the acting director of the Federal Housing Finance Agency (FHFA) could be replaced by someone who would encourage greater mortgage refinancing.

Yields on 30-year U.S. Treasury bonds rose slightly as signs of improvement in the U.S. economy, including a declining unemployment rate, and the Fed’s zero-interest-rate policy pushed investors out of Treasury securities. Our underweight allocation contributed to outperformance versus the benchmark.

Outlook

We believe that interest rates may pose the greatest risk for fixed income investors in 2013. Global central banks have flooded the financial system with liquidity and continue to demonstrate their willingness to keep the spigot open. If the unconventional policies they are engaging in begin to be viewed as unsustainable or ineffective, we could see a quick rise in interest rates and sell-off in risk assets including corporate credit.

Janus Fixed Income & Money Market Funds | 5

Janus Flexible Bond Fund (unaudited)

We continue to believe that the best total and risk-adjusted return opportunities remain in the corporate credit markets. However, many investors have participated in the rally over the past three years, and current valuations make it difficult to find return opportunities similar to the ones we have experienced previously. We also have seen an increase in shareholder-friendly activity, including special dividends and dividend increases, which can be negative for bondholders.

With credit spreads tight and certain fundamentals appearing to weaken, we believe we are entering a period in which downside risk must be the focus. We currently are seeking to limit long-duration credit exposure in anticipation of a potential steady rise in long-term interest rates. If we perceive risk of a sudden rate increase, we are prepared to employ more aggressive tools to seek to preserve capital, including shortening portfolio duration and selling Treasury futures in accounts where this is permitted.

However, we continue to believe that security selection ultimately will drive outcomes in the credit markets. We see opportunities in credit sectors including financials and energy. We also have sharpened our focus on structured products, such as commercial mortgage-backed securities (CMBS), anticipating some bargains as tighter regulations force banks to pare some of these assets from their portfolios. We continue to view MBS as an attractive alternative source of spread over Treasurys, particularly given the Federal Reserve’s ongoing MBS purchase program and the low level of net new supply.

Top Credit Contributors

AIG:  American International Group is a global insurer that provides property-casualty insurance, life insurance and retirement services. AIG recently finished repaying its debt to the U.S. government, largely by selling non-core assets.

General Electric Capital:  General Electric Capital provides financing, mortgage, and insurance services. GE Capital has been executing on its balance sheet transformation, improving its funding model, quality of assets and capital levels while paying down debt. Over the long term we like GE Capital’s focus on mid-market commercial lending, as this typically represents one of the first areas of loan growth in a recovering economy.

Phillips 66:  Phillips 66 is a downstream energy company whose activities include oil refining, marketing and transportation. We have owned Phillips 66 bonds across the credit curve for the following reasons: positive fundamental tailwinds; an experienced, conservative management team that has dedicated the first $3 billion of free cash flow to repaying debt and building liquidity; and what we believe is attractive relative value.

Top Credit Detractors

Citigroup:  Citigroup is a diversified financial services holding company. It has been proactive in selling non-core businesses, focusing on long-term debt reduction and growing its loan book in international markets, all of which are supportive of potentially higher levels of profitability and liquidity.

On behalf of every member of our investment team, thank you for your investment in Janus Flexible Bond Fund. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

6 | DECEMBER 31, 2012

(unaudited)

Janus Flexible Bond Fund At A Glance

Fund Profile
December 31, 2012

Weighted Average Maturity	7.4 Years
Average Effective Duration*	5.1 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.97%
With Reimbursement	1.97%
Class A Shares at MOP
Without Reimbursement	1.88%
With Reimbursement	1.88%
Class C Shares***
Without Reimbursement	1.17%
With Reimbursement	1.17%
Class D Shares
Without Reimbursement	2.12%
With Reimbursement	2.12%
Class I Shares
Without Reimbursement	2.17%
With Reimbursement	2.19%
Class N Shares
Without Reimbursement	2.27%
With Reimbursement	2.27%
Class R Shares
Without Reimbursement	1.51%
With Reimbursement	1.51%
Class S Shares
Without Reimbursement	1.77%
With Reimbursement	1.77%
Class T Shares
Without Reimbursement	2.02%
With Reimbursement	2.02%
Number of Bonds/Notes	364

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities)
December 31, 2012

AAA	0.5%
AA	42.9%
A	11.6%
BBB	29.8%
BB	11.6%
B	0.7%
Other	2.9%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2012

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Emerging markets comprised 0.7% of total net assets.

Janus Fixed Income & Money Market Funds | 7

Janus Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012						Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Flexible Bond Fund – Class A Shares

NAV	3.13%	7.83%	7.91%	6.23%	7.54%	0.77%	0.77%

MOP	–1.76%	2.66%	6.87%	5.71%	7.33%

Janus Flexible Bond Fund – Class C Shares

NAV	2.72%	6.99%	7.14%	5.48%	6.85%	1.55%	1.55%

CDSC	1.72%	5.97%	7.14%	5.48%	6.85%

Janus Flexible Bond Fund – Class D Shares(1)	3.21%	8.01%	8.05%	6.30%	7.56%	0.59%	0.59%

Janus Flexible Bond Fund – Class I Shares	3.23%	8.06%	7.98%	6.27%	7.55%	0.55%	0.55%

Janus Flexible Bond Fund – Class N Shares	3.29%	7.91%	7.98%	6.27%	7.55%	0.46%	0.46%

Janus Flexible Bond Fund – Class R Shares	2.90%	7.40%	7.46%	5.77%	7.13%	1.20%	1.20%

Janus Flexible Bond Fund – Class S Shares	3.03%	7.54%	7.71%	6.03%	7.39%	0.95%	0.95%

Janus Flexible Bond Fund – Class T Shares	3.16%	7.91%	7.98%	6.27%	7.55%	0.70%	0.70%

Barclays U.S. Aggregate Bond Index	1.80%	4.21%	5.95%	5.18%	7.21%**

Lipper Quartile – Class T Shares	–	2nd	1st	1st	1st

Lipper Ranking – based on total returns for Intermediate Investment Grade Debt Funds	–	167/596	32/463	36/318	3/21

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

8 | DECEMBER 31, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The expense ratios for Class N Shares are estimated.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

July 9, 1987 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Fixed Income & Money Market Funds | 9

Janus Flexible Bond Fund (unaudited)

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 7, 1987.
**	The Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.
(1)	Closed to new investors.

10 | DECEMBER 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,031.30	$3.84

Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,027.20	$7.87

Hypothetical (5% return before expenses)	$1,000.00	$1,017.44	$7.83

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,032.10	$3.07

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,032.30	$2.82

Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,032.90	$2.25

Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	$2.24

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,029.00	$6.14

Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,030.30	$4.81

Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,031.60	$3.53

Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52

†	Expenses are equal to the net annualized expense ratio of 0.75% for Class A Shares, 1.54% for Class C Shares, 0.60% for Class D Shares, 0.55% for Class I Shares, 0.44% for Class N Shares, 1.20% for Class R Shares, 0.94% for Class S Shares and 0.69% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Fixed Income & Money Market Funds | 11

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 2.8%
$7,115,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	$7,189,857
2,649,000	Banc of America Large Loan Trust 1.3080%, 8/15/29 (144A),‡	2,544,603
59,430,360	Banc of America Large Loan, Inc. 2.5090%, 11/15/15 (144A),‡	59,307,874
8,858,000	BB-UBS Trust 3.4684%, 6/5/20	8,406,384
11,992,820	Beacon Container Finance LLC 3.7200%, 9/20/27 (144A)	12,325,609
4,792,000	Fontainebleau Miami Beach Trust 2.8870%, 5/5/27‡	4,955,920
7,736,000	FREMF Mortgage Trust 2.8120%, 5/25/19 (144A),‡	7,780,660
6,375,000	FREMF Mortgage Trust 4.5717%, 1/25/21 (144A),‡	6,827,708
4,057,669	FREMF Mortgage Trust 5.1587%, 4/25/21 (144A),‡	4,506,378
7,270,873	FREMF Mortgage Trust 4.9321%, 7/25/21 (144A),‡	8,057,392
4,121,000	FREMF Mortgage Trust 4.5942%, 10/25/21 (144A),‡	4,394,989
4,679,000	GS Mortgage Securities Corp. II 2.9540%, 11/5/22 (144A)	4,753,036
19,610,000	GS Mortgage Securities Corp. II 3.5510%, 4/10/34 (144A),‡	21,183,310
3,997,810	JPMorgan Chase Commercial Mortgage Securities Corp. 5.8713%, 4/15/45‡	4,600,728
6,435,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	6,629,350
6,478,000	Santander Drive Auto Receivables Trust 2.5200%, 10/15/18	6,474,573

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $163,549,274)		169,938,371

Bank Loans – 0.8%
Casino Hotels – 0.4%
23,163,000	MGM Resorts International 4.2500%, 12/20/19‡	23,388,839
Electric – Generation – 0.1%
4,847,432	AES Corp. 4.2500%, 6/1/18‡	4,895,131
Metal – Iron – 0.1%
9,876,248	Fortescue Metals Group, Ltd. 5.2500%, 10/18/17‡	9,950,319
Pharmaceuticals – 0.2%
11,598,000	Quintiles Transnational Corp. 0%, 6/8/18(a),‡	11,605,307

Total Bank Loans (cost $49,255,355)		49,839,596

Corporate Bonds – 53.3%
Advertising Services – 0.2%
5,669,000	WPP Finance 2010 4.7500%, 11/21/21	6,140,071
5,041,000	WPP Finance 2010 3.6250%, 9/7/22	5,014,122
		11,154,193
Aerospace and Defense – Equipment – 0.4%
11,981,000	Exelis, Inc. 4.2500%, 10/1/16	12,630,730
5,154,000	Exelis, Inc. 5.5500%, 10/1/21	5,624,571
4,286,000	TransDigm, Inc. 7.7500%, 12/15/18	4,741,387
		22,996,688
Agricultural Chemicals – 0.8%
19,905,000	CF Industries, Inc. 6.8750%, 5/1/18	24,316,207
21,381,000	CF Industries, Inc. 7.1250%, 5/1/20	26,908,801
		51,225,008
Airlines – 0.2%
3,664,000	Southwest Airlines Co. 5.2500%, 10/1/14	3,899,551
10,065,000	Southwest Airlines Co. 5.1250%, 3/1/17	11,137,919
		15,037,470
Brewery – 0.7%
9,571,000	Heineken N.V. 1.4000%, 10/1/17 (144A)	9,542,105
13,530,000	SABMiller Holdings, Inc. 2.4500%, 1/15/17 (144A)	14,103,604
15,932,000	SABMiller Holdings, Inc. 3.7500%, 1/15/22 (144A)	17,203,868
		40,849,577
Broadcast Services and Programming – 0.3%
16,000,000	A&E Communications – Private Placement 3.6300%, 8/22/22	16,260,160
Building – Residential and Commercial – 0.3%
6,466,000	D.R. Horton, Inc. 4.7500%, 5/15/17	6,870,125
4,756,000	M.D.C. Holdings, Inc. 5.3750%, 12/15/14	5,089,705
4,527,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	5,135,152
		17,094,982
Building Products – Cement and Aggregate – 0.2%
11,444,000	Hanson, Ltd. 6.1250%, 8/15/16	12,559,790
Cable/Satellite Television – 0.4%
25,628,000	Comcast Corp. 3.1250%, 7/15/22	26,700,147

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

12 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Casino Hotels – 0.3%
$6,504,000	MGM Resorts International 6.6250%, 7/15/15	$6,975,540
8,360,000	MGM Resorts International 7.5000%, 6/1/16	8,966,100
		15,941,640
Chemicals – Diversified – 0.6%
24,552,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	27,129,960
6,409,000	LyondellBasell Industries N.V. 6.0000%, 11/15/21	7,514,553
		34,644,513
Chemicals – Specialty – 0.5%
12,404,000	Ecolab, Inc. 3.0000%, 12/8/16	13,181,905
13,201,000	Ecolab, Inc. 4.3500%, 12/8/21	14,734,705
		27,916,610
Coatings and Paint Products – 0.4%
18,000	RPM International, Inc. 6.2500%, 12/15/13	18,869
20,561,000	Valspar Corp. 4.2000%, 1/15/22	22,460,795
		22,479,664
Commercial Banks – 2.2%
9,834,000	American Express Bank FSB 5.5000%, 4/16/13	9,976,249
14,560,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	15,069,600
21,107,000	CIT Group, Inc. 4.2500%, 8/15/17	21,734,764
17,961,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	19,577,490
11,797,000	HSBC Bank USA N.A. 4.8750%, 8/24/20	13,147,025
16,055,000	SVB Financial Group 5.3750%, 9/15/20	18,017,660
23,554,000	Zions Bancorp 7.7500%, 9/23/14	25,724,619
10,276,000	Zions Bancorp 4.5000%, 3/27/17	10,735,861
		133,983,268
Computer Aided Design – 0.3%
19,469,000	Autodesk, Inc. 3.6000%, 12/15/22	19,554,858
Computers – Memory Devices – 0.2%
10,432,000	Seagate Technology International 10.0000%, 5/1/14 (144A)	11,227,440
Consulting Services – 1.2%
10,074,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	10,795,349
40,089,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	44,925,577
18,920,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	19,373,645
		75,094,571
Containers – Metal and Glass – 0.1%
3,319,000	Ball Corp. 7.1250%, 9/1/16	3,551,330
Containers – Paper and Plastic – 0.5%
6,288,000	Packaging Corp. of America 3.9000%, 6/15/22	6,511,545
4,150,000	Rock-Tenn Co. 4.4500%, 3/1/19 (144A)	4,477,335
10,892,000	Rock-Tenn Co. 4.9000%, 3/1/22 (144A)	11,770,821
6,309,000	Rock-Tenn Co. 4.0000%, 3/1/23 (144A)	6,409,256
		29,168,957
Data Processing and Management – 0.3%
10,720,000	Fiserv, Inc. 3.1250%, 10/1/15	11,239,416
5,448,000	Fiserv, Inc. 3.1250%, 6/15/16	5,722,972
		16,962,388
Diversified Banking Institutions – 4.6%
2,829,000	Bank of America Corp. 4.5000%, 4/1/15	3,015,505
21,022,000	Bank of America Corp. 1.5000%, 10/9/15	21,129,486
12,118,000	Bank of America Corp. 3.6250%, 3/17/16	12,840,197
15,093,000	Bank of America Corp. 3.7500%, 7/12/16	16,133,315
29,605,000	Bank of America Corp. 8.0000%, 7/30/99‡	32,745,498
6,947,000	Citigroup, Inc. 5.0000%, 9/15/14	7,308,855
6,424,000	Citigroup, Inc. 5.9500%, 7/30/99‡	6,504,300
38,185,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	40,419,701
22,852,000	JPMorgan Chase & Co. 4.5000%, 1/24/22	25,851,028
8,498,000	JPMorgan Chase & Co. 7.9000%, 10/30/99‡	9,628,319
3,337,000	Morgan Stanley 4.2000%, 11/20/14	3,481,792
11,328,000	Morgan Stanley 4.0000%, 7/24/15	11,852,317
38,270,000	Morgan Stanley 3.4500%, 11/2/15	39,873,857
6,385,000	Morgan Stanley 4.7500%, 3/22/17	6,965,786
17,692,000	Morgan Stanley 5.5000%, 7/28/21	20,087,037
15,826,000	Morgan Stanley 4.8750%, 11/1/22	16,386,145
3,959,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	4,051,680
		278,274,818
Diversified Financial Services – 1.3%
3,835,000	General Electric Capital Corp. 4.8000%, 5/1/13	3,890,849
5,388,000	General Electric Capital Corp. 5.9000%, 5/13/14	5,774,401

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 13

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Diversified Financial Services – (continued)

$10,526,000	General Electric Capital Corp. 5.5500%, 5/4/20	$12,513,077
1,458,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	1,538,190
15,600,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	16,988,088
32,300,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	36,508,367
		77,212,972
Diversified Operations – 0.6%
30,615,000	Eaton Corp. 2.7500%, 11/2/22 (144A)	30,520,522
7,713,000	GE Capital Trust I 6.3750%, 11/15/67‡	8,127,574
		38,648,096
Electric – Generation – 0%
2,558,000	AES Corp. 7.7500%, 10/15/15	2,871,355
Electric – Integrated – 1.5%
7,467,000	Calpine Construction Finance Co. L.P. / CCFC Finance Corp. 8.0000%, 6/1/16 (144A)	7,933,688
13,182,000	CMS Energy Corp. 4.2500%, 9/30/15	13,986,880
9,813,000	CMS Energy Corp. 5.0500%, 2/15/18	11,049,782
9,357,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	10,308,925
6,393,000	Monongahela Power Co., Inc. 6.7000%, 6/15/14	6,916,126
18,796,000	PPL Energy Supply LLC 4.6000%, 12/15/21	20,378,623
9,980,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	10,509,479
6,847,000	PPL WEM Holdings PLC 5.3750%, 5/1/21 (144A)	7,700,800
		88,784,303
Electronic Components – Semiconductors – 0.7%
42,612,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	43,112,734
Electronic Connectors – 0.6%
15,401,000	Amphenol Corp. 4.7500%, 11/15/14	16,409,889
18,944,000	Amphenol Corp. 4.0000%, 2/1/22	20,032,920
		36,442,809
Electronic Measuring Instruments – 0.3%
4,736,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	4,777,970
13,632,000	FLIR Systems, Inc. 3.7500%, 9/1/16	13,975,963
		18,753,933
Engineering – Research and Development Services – 0.4%
12,178,000	URS Corp. 3.8500%, 4/1/17 (144A)	12,545,033
11,699,000	URS Corp. 5.0000%, 4/1/22 (144A)	12,043,734
		24,588,767
Finance – Auto Loans – 1.6%
35,554,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	37,077,240
9,880,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	10,150,959
10,191,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	11,907,837
11,080,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	12,226,071
24,242,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	28,230,730
		99,592,837
Finance – Consumer Loans – 0.2%
12,573,000	SLM Corp. 6.2500%, 1/25/16	13,673,138
Finance – Credit Card – 0.4%
13,508,000	American Express Co. 6.8000%, 9/1/66‡	14,504,215
9,977,000	American Express Credit Corp. 1.7500%, 6/12/15	10,185,958
		24,690,173
Finance – Investment Bankers/Brokers – 1.7%
10,087,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	11,544,168
14,829,000	Lazard Group LLC 7.1250%, 5/15/15	16,485,147
2,309,000	Lazard Group LLC 6.8500%, 6/15/17	2,668,781
42,024,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	47,039,985
16,230,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	17,297,139
5,649,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	6,704,352
		101,739,572
Finance – Mortgage Loan Banker – 0.4%
18,826,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A)	21,874,664
Food – Meat Products – 0.9%
35,254,000	Tyson Foods, Inc. 6.6000%, 4/1/16	40,399,145
15,094,000	Tyson Foods, Inc. 4.5000%, 6/15/22	16,339,497
		56,738,642
Food – Miscellaneous/Diversified – 2.1%
7,938,000	ARAMARK Corp. 8.5000%, 2/1/15	7,977,769
2,096,000	Dole Food Co., Inc. 13.8750%, 3/15/14	2,321,320
49,956,000	Kraft Foods Group, Inc. 2.2500%, 6/5/17 (144A)	51,670,290

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

14 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Food – Miscellaneous/Diversified – (continued)

$37,892,000	Kraft Foods Group, Inc. 3.5000%, 6/6/22 (144A)	$40,444,670
24,071,000	Kraft Foods Group, Inc. 5.0000%, 6/4/42 (144A)	27,067,816
		129,481,865
Gas – Transportation – 0%
1,874,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	2,077,423
Hotels and Motels – 0.5%
6,879,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	7,551,594
2,212,000	Hyatt Hotels Corp. 6.8750%, 8/15/19 (144A)	2,614,184
5,031,000	Marriott International, Inc. 3.0000%, 3/1/19	5,177,930
2,516,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	3,058,840
10,324,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	12,764,831
		31,167,379
Instruments – Scientific – 0.3%
19,698,000	Thermo Fisher Scientific, Inc. 3.1500%, 1/15/23	20,130,864
Investment Management and Advisory Services – 0.7%
13,980,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	15,308,100
7,431,000	FMR LLC 6.4500%, 11/15/39 (144A)	9,265,380
10,901,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	11,418,797
8,415,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	8,919,900
		44,912,177
Life and Health Insurance – 0.6%
33,046,000	Primerica, Inc. 4.7500%, 7/15/22	36,184,313
Linen Supply & Related Items – 0.2%
5,727,000	Cintas Corp. No. 2 2.8500%, 6/1/16	6,019,312
6,110,000	Cintas Corp. No. 2 4.3000%, 6/1/21	6,799,244
		12,818,556
Machine Tools and Related Products – 0.2%
15,038,000	Kennametal, Inc. 2.6500%, 11/1/19	15,060,091
Medical – Biomedical and Genetic – 0.1%
6,408,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	6,965,515
Medical – Drugs – 1.4%
34,421,000	AbbVie, Inc. 1.7500%, 11/6/17 (144A)	34,795,397
17,186,000	AbbVie, Inc. 2.0000%, 11/6/18 (144A)	17,408,129
20,151,000	AbbVie, Inc. 2.9000%, 11/6/22 (144A)	20,521,375
10,318,000	AbbVie, Inc. 4.4000%, 11/6/42 (144A)	10,969,417
		83,694,318
Medical – Generic Drugs – 1.0%
26,000,000	Watson Pharmaceuticals, Inc. 1.8750%, 10/1/17	26,341,874
33,854,000	Watson Pharmaceuticals, Inc. 3.2500%, 10/1/22	34,559,788
		60,901,662
Medical Instruments – 0.1%
6,064,000	Boston Scientific Corp. 4.5000%, 1/15/15	6,445,692
Medical Labs and Testing Services – 0.3%
18,375,000	Laboratory Corp. of America Holdings 3.7500%, 8/23/22	19,486,081
Metal Processors and Fabricators – 0.5%
9,800,000	Precision Castparts Corp. 1.2500%, 1/15/18	9,816,180
14,418,000	Precision Castparts Corp. 2.5000%, 1/15/23	14,510,390
6,259,000	Precision Castparts Corp. 3.9000%, 1/15/43	6,421,014
2,212,000	Timken Co. 6.0000%, 9/15/14	2,363,666
		33,111,250
Money Center Banks – 0.4%
23,762,000	Mizuho Corporate Bank, Ltd. 2.9500%, 10/17/22 (144A)	23,470,298
Multi-Line Insurance – 1.4%
18,299,000	American International Group, Inc. 4.2500%, 9/15/14	19,276,148
5,754,000	American International Group, Inc. 5.6000%, 10/18/16	6,570,849
10,155,000	American International Group, Inc. 5.4500%, 5/18/17	11,663,170
11,040,000	American International Group, Inc. 4.8750%, 6/1/22	12,603,496
9,292,000	American International Group, Inc. 6.2500%, 3/15/37	9,919,210
19,991,000	American International Group, Inc. 8.1750%, 5/15/58‡	26,038,278
		86,071,151
Multimedia – 0.1%
4,658,000	Crown Castle Holdings LLC 2.3810%, 12/15/17 (144A)	4,680,773
Oil – Field Services – 0.5%
10,886,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	11,758,633
18,225,000	Schlumberger Investment S.A. 1.9500%, 9/14/16 (144A)	18,707,069
		30,465,702
Oil and Gas Drilling – 0.7%
6,920,000	Nabors Industries, Inc. 6.1500%, 2/15/18	8,138,204

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 15

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Oil and Gas Drilling – (continued)

$24,307,000	Nabors Industries, Inc. 5.0000%, 9/15/20	$26,412,934
8,374,000	Rowan Cos., Inc. 5.0000%, 9/1/17	9,302,677
		43,853,815
Oil Companies – Exploration and Production – 2.3%
21,313,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	26,700,223
13,732,000	Cimarex Energy Co. 5.8750%, 5/1/22	15,036,540
38,005,000	Continental Resources, Inc. 5.0000%, 9/15/22	40,950,388
3,822,000	Forest Oil Corp. 8.5000%, 2/15/14	4,051,320
10,358,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	11,031,270
2,102,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	2,373,047
11,558,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	13,161,048
18,844,000	QEP Resources, Inc. 5.2500%, 5/1/23	20,163,080
6,051,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	6,504,825
		139,971,741
Oil Companies – Integrated – 1.4%
41,291,000	Chevron Corp. 2.3550%, 12/5/22	41,358,758
5,401,000	Phillips 66 4.3000%, 4/1/22	6,035,180
38,322,000	Shell International Finance B.V. 2.3750%, 8/21/22	38,501,309
		85,895,247
Oil Refining and Marketing – 0.1%
7,462,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	9,040,765
Pharmacy Services – 1.8%
14,412,000	Express Scripts Holding Co. 2.1000%, 2/12/15 (144A)	14,680,856
10,561,000	Express Scripts Holding Co. 3.1250%, 5/15/16	11,134,378
50,115,000	Express Scripts Holding Co. 2.6500%, 2/15/17 (144A)	52,088,980
14,760,000	Express Scripts Holding Co. 4.7500%, 11/15/21 (144A)	16,750,017
9,010,000	Express Scripts Holding Co. 3.9000%, 2/15/22 (144A)	9,715,050
4,590,000	Medco Health Solutions, Inc. 4.1250%, 9/15/20	5,016,461
		109,385,742
Pipelines – 4.3%
5,134,000	Colorado Interstate Gas Co. LLC 6.8500%, 6/15/37	6,238,313
10,640,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	10,949,784
23,742,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	25,193,989
1,891,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	2,305,751
8,114,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	9,195,304
20,707,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	22,751,423
15,282,000	Kinder Morgan Energy Partners L.P. 3.4500%, 2/15/23	15,738,932
19,475,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	21,288,726
8,408,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	9,286,325
14,018,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	15,104,633
10,197,000	Plains All American Pipeline L.P. / PAA Finance Corp. 2.8500%, 1/31/23	10,102,892
12,500,000	Plains All American Pipeline L.P. / PAA Finance Corp. 4.3000%, 1/31/43	12,511,162
8,378,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	9,126,918
7,458,000	TC Pipelines L.P. 4.6500%, 6/15/21	7,930,390
49,657,000	Western Gas Partners L.P. 5.3750%, 6/1/21	56,777,317
15,473,000	Western Gas Partners L.P. 4.0000%, 7/1/22	16,285,178
14,400,000	Williams Cos., Inc. 3.7000%, 1/15/23	14,524,618
		265,311,655
Publishing – Newspapers – 0%
1,683,000	Gannett Co., Inc. 6.3750%, 9/1/15	1,851,300
Publishing – Periodicals – 0.3%
16,053,000	UBM PLC 5.7500%, 11/3/20 (144A)	16,934,872
Real Estate Management/Services – 0.5%
5,776,000	CBRE Services, Inc. 6.6250%, 10/15/20	6,317,500
21,024,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	21,477,130
		27,794,630
Real Estate Operating/Development – 0.2%
10,659,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	11,778,579
Reinsurance – 0.2%
11,363,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	11,962,773

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

16 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

REIT – Diversified – 0.6%
$10,277,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	$11,651,908
24,310,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	27,618,008
		39,269,916
REIT – Health Care – 0.2%
4,724,000	Senior Housing Properties Trust 6.7500%, 4/15/20	5,375,066
8,141,000	Senior Housing Properties Trust 6.7500%, 12/15/21	9,388,063
		14,763,129
REIT – Hotels – 0.2%
10,646,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	10,885,535
REIT – Office Property – 1.1%
24,472,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	26,267,731
3,786,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	4,151,095
10,402,000	SL Green Realty Corp. 5.0000%, 8/15/18	11,295,865
18,139,000	SL Green Realty Corp. 7.7500%, 3/15/20	22,554,250
		64,268,941
REIT – Regional Malls – 0.5%
29,637,000	Rouse Co. LLC 6.7500%, 11/9/15	31,081,804
REIT – Warehouse and Industrial – 0.1%
2,486,000	ProLogis L.P. 6.8750%, 3/15/20	3,009,407
Retail – Regional Department Stores – 0.3%
4,977,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	5,337,320
4,646,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	5,459,115
5,343,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	6,446,479
		17,242,914
Retail – Restaurants – 0.2%
10,651,000	Brinker International, Inc. 5.7500%, 6/1/14	11,266,532
Rubber – Tires – 0.1%
4,419,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	4,522,378
Steel – Producers – 0.2%
13,318,000	Steel Dynamics, Inc. 6.7500%, 4/1/15	13,484,475
Super-Regional Banks – 0.2%
10,064,000	U.S. Bancorp 2.9500%, 7/15/22	10,166,914
Telecommunication Services – 0.2%
10,886,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	11,329,419
Telephone – Integrated – 0.7%
35,250,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	36,779,956
7,629,000	Virgin Media Finance PLC 4.8750%, 2/15/22	7,800,652
		44,580,608
Transportation – Railroad – 0.5%
2,507,521	CSX Transportation, Inc. 8.3750%, 10/15/14	2,783,349
15,836,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	17,459,190
11,388,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	12,925,380
		33,167,919
Transportation – Services – 0%
2,225,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	2,278,987
Transportation – Truck – 0.3%
16,042,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	16,490,165
Trucking and Leasing – 0.4%
4,004,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	4,014,787
21,140,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	21,329,541
		25,344,328

Total Corporate Bonds (cost $3,076,756,919)		3,255,461,667

Mortgage-Backed Securities – 18.9%
	Fannie Mae:
5,407,053	5.5000%, 1/1/25	5,857,894
22,749,493	5.5000%, 8/1/25	24,646,351
3,281,562	5.5000%, 1/1/33	3,630,119
9,125,372	5.0000%, 9/1/33	10,335,608
2,291,142	5.0000%, 11/1/33	2,496,195
4,414,921	5.0000%, 12/1/33	4,810,048
2,474,612	5.0000%, 2/1/34	2,696,085
10,422,674	5.5000%, 4/1/34	11,454,825
16,874,350	5.5000%, 9/1/34	18,461,034
5,053,120	5.5000%, 5/1/35	5,521,945
39,244,856	5.5000%, 7/1/35	42,935,023
8,061,153	5.0000%, 10/1/35	8,730,677
19,800,284	6.0000%, 10/1/35	21,816,782
17,272,901	6.0000%, 12/1/35	19,327,174
8,278,193	5.5000%, 1/1/36	9,046,238
29,422,602	5.5000%, 4/1/36	32,152,411
17,632,622	5.5000%, 7/1/36	19,290,605
5,632,689	6.0000%, 2/1/37	6,432,521
5,561,602	6.0000%, 3/1/37	6,128,006
22,847,691	5.5000%, 5/1/37	25,274,500
4,498,738	6.0000%, 5/1/37	4,925,266
4,482,511	5.5000%, 7/1/37	4,871,080
3,947,708	5.5000%, 3/1/38	4,367,020
4,956,383	6.0000%, 11/1/38	5,426,300
11,944,216	6.0000%, 11/1/38	13,177,807
46,659,084	6.0000%, 1/1/39	51,049,114

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 17

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)

	Fannie Mae: (continued)
$9,267,582	5.0000%, 5/1/39	$10,380,833
24,102,259	6.0000%, 10/1/39	26,855,897
14,826,300	5.0000%, 2/1/40	16,347,821
6,992,732	5.0000%, 6/1/40	7,762,794
14,806,332	5.0000%, 6/1/40	16,325,804
32,881,751	6.0000%, 7/1/40	36,882,987
3,662,439	4.5000%, 10/1/40	4,121,167
3,626,526	4.0000%, 12/1/40	4,000,271
3,715,055	5.0000%, 3/1/41	4,124,169
7,196,361	5.0000%, 4/1/41	8,110,285
9,484,789	5.0000%, 4/1/41	10,730,835
15,133,406	5.0000%, 6/1/41	16,686,444
11,721,695	4.5000%, 10/1/41	13,039,678
7,892,091	5.0000%, 10/1/41	8,894,372
	Freddie Mac:
4,488,310	5.0000%, 1/1/19	4,828,884
3,629,950	5.0000%, 2/1/19	3,905,392
4,921,518	5.5000%, 8/1/19	5,293,041
17,793,378	5.5000%, 12/1/27	19,501,176
21,715,396	5.0000%, 1/1/36	24,317,131
12,331,289	5.5000%, 10/1/36	13,774,413
7,395,335	5.0000%, 11/1/36	7,985,561
8,719,399	6.0000%, 1/1/38	9,502,494
3,043,673	5.5000%, 5/1/38	3,369,816
8,599,109	5.5000%, 1/1/39	9,356,621
21,407,893	5.0000%, 5/1/39	23,566,035
8,131,233	5.5000%, 10/1/39	9,002,531
8,435,485	4.5000%, 1/1/41	9,447,464
18,112,354	5.0000%, 5/1/41	20,401,269
3,202,583	4.5000%, 9/1/41	3,508,583
	Ginnie Mae:
8,662,252	4.0000%, 8/15/24	9,340,524
7,710,996	6.0000%, 11/20/34	8,673,173
32,961,418	5.5000%, 3/20/35	36,403,172
4,840,176	5.5000%, 9/15/35	5,460,056
9,005,834	5.5000%, 3/15/36	9,950,423
10,502,570	5.5000%, 3/20/36	11,579,532
13,238,577	5.5000%, 5/20/36	14,620,918
6,193,002	5.0000%, 4/15/39	6,791,277
13,180,272	5.0000%, 9/15/39	14,566,352
27,062,778	5.0000%, 9/15/39	29,908,647
7,645,000	5.0000%, 10/15/39	8,461,906
11,642,527	5.0000%, 10/15/39	12,745,424
13,184,543	5.0000%, 11/15/39	14,570,529
3,845,206	5.0000%, 1/15/40	4,220,419
2,794,524	5.0000%, 4/15/40	3,066,861
4,677,335	5.0000%, 4/15/40	5,307,746
4,905,071	5.0000%, 5/15/40	5,449,436
7,093,322	5.0000%, 5/20/40	7,860,376
4,614,356	5.0000%, 7/15/40	5,064,274
12,634,142	5.0000%, 7/15/40	13,959,641
12,611,149	5.0000%, 2/15/41	13,956,854
12,546,500	5.5000%, 4/20/41	13,770,319
13,718,334	4.5000%, 5/15/41	15,118,662
5,431,113	5.0000%, 5/15/41	5,993,157
3,065,824	5.0000%, 6/20/41	3,387,866
12,493,447	5.0000%, 6/20/41	13,805,791
3,320,461	4.5000%, 7/15/41	3,669,251
4,845,633	5.5000%, 9/20/41	5,318,289
25,109,372	5.0000%, 10/20/41	27,731,232
2,311,999	6.0000%, 10/20/41	2,580,260
8,929,270	6.0000%, 12/20/41	9,965,332
14,456,721	5.5000%, 1/20/42	15,884,939
7,553,618	6.0000%, 1/20/42	8,430,063
7,693,051	6.0000%, 2/20/42	8,585,674
6,468,553	6.0000%, 3/20/42	7,219,098
25,437,019	6.0000%, 4/20/42	28,388,473
5,450,952	3.5000%, 5/20/42	5,957,217
18,393,833	6.0000%, 5/20/42	20,528,067

Total Mortgage-Backed Securities (cost $1,154,761,861)		1,155,175,626

Preferred Stock – 0.8%
Diversified Banking Institutions – 0.3%
723,215	Goldman Sachs Group, Inc. 5.9500%	18,065,911
Diversified Financial Services – 0.1%
236,750	Citigroup Capital XIII 7.8750%	6,605,325
Finance – Credit Card – 0.4%
990,570	Discover Financial Services 6.5000%	25,011,892

Total Preferred Stock (cost $49,524,057)		49,683,128

U.S. Treasury Notes/Bonds – 19.0%
	U.S. Treasury Notes/Bonds:
$120,571,000	0.2500%, 3/31/14	120,627,548
8,825,000	0.2500%, 4/30/14	8,828,795
62,099,000	0.2500%, 5/31/14	62,128,124
114,282,000	0.2500%, 8/31/14	114,313,199
26,387,000	0.2500%, 9/15/14	26,393,175
66,254,000	0.2500%, 9/30/14	66,269,504
9,215,000	0.2500%, 10/31/14	9,217,156
10,205,000	0.2500%, 11/30/14	10,205,398
11,049,000	0.2500%, 1/15/15	11,045,553
34,991,300	2.1250%, 5/31/15	36,508,488
5,620,000	0.3750%, 6/15/15	5,628,778
7,352,000	1.0000%, 8/31/16	7,492,144
11,064,900	1.0000%, 9/30/16	11,275,819
8,303,500	1.0000%, 10/31/16	8,461,781
1,143,000	0.8750%, 11/30/16	1,159,163
111,205,500	0.8750%, 1/31/17	112,682,420
17,193,000	0.8750%, 2/28/17	17,418,658
27,285,000	0.7500%, 6/30/17	27,447,018
9,165,000	0.7500%, 10/31/17	9,195,070
16,653,100	2.3750%, 5/31/18	18,042,601
3,691,700	1.7500%, 10/31/18	3,871,670
10,370,000	1.0000%, 9/30/19	10,298,706
43,707,200	3.1250%, 5/15/21**	49,563,266
111,545,300	2.1250%, 8/15/21	117,261,997
27,582,300	2.0000%, 11/15/21	28,627,421
5,740,000	2.0000%, 2/15/22	5,935,969
18,502,000	1.7500%, 5/15/22	18,662,449
59,739,000	1.6250%, 8/15/22	59,346,993
87,290,000	1.6250%, 11/15/22	86,335,222
3,590,000	3.0000%, 5/15/42	3,657,313
93,158,000	2.7500%, 8/15/42	89,955,694

Total U.S. Treasury Notes/Bonds (cost $1,143,303,610)		1,157,857,092

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

18 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Money Market – 4.0%
245,610,696	Janus Cash Liquidity Fund LLC, 0% (cost $245,610,696)	$245,610,696

Total Investments (total cost $5,882,761,772) – 99.6%		6,083,566,176

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		25,636,011

Net Assets – 100%		$6,109,202,187

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$41,548,903	0.7%
Canada	21,288,726	0.3%
Cayman Islands	11,227,440	0.2%
Japan	23,470,298	0.4%
Jersey	16,934,872	0.3%
Luxembourg	18,707,069	0.3%
Mexico	30,384,570	0.5%
Netherlands	82,687,927	1.4%
South Korea	11,758,633	0.2%
United Kingdom	75,651,258	1.2%
United States††	5,749,906,480	94.5%

Total	$6,083,566,176	100.0%

††	Includes Cash Equivalents of 4.0%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 19

Janus Global Bond Fund (unaudited)

Fund Snapshot We believe a bottom-up, fundamentally-driven investment process that is focused on credit-oriented investments anywhere in the world can generate risk-adjusted outperformance over time.	Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Chris Diaz co-portfolio manager

Performance Overview

During the six-month period ended December 31, 2012, Janus Global Bond Fund’s Class I Shares returned 4.59% compared to a 2.78% return for the Fund’s primary benchmark, the Barclays Global Aggregate Bond Index, and a 6.76% return for the Fund’s secondary benchmark, the Barclays Global Aggregate Corporate Bond Index.

Investment Environment

Corporate credit markets rallied in the second half of 2012, supported by global central banks’ continued accommodative monetary policy, progress toward resolving Europe’s debt problems and signs of stability, if not improvement, in the global economy. Investors worried about the “fiscal cliff,” a potentially recessionary mix of spending cuts and tax increases that had been scheduled to take effect in January 2013 unless Congress reached a deal to avert them. However, despite that concern, low interest rates continued to drive investors into higher-yielding risk assets including global corporate credit.

Performance Discussion

Janus Global Bond Fund outperformed its primary benchmark, the Barclays Global Aggregate Bond Index, during the period. Our allocation to and security selection within corporate credit were among the top drivers of outperformance during the period. Spread carry, the additional income generated by our higher yielding bonds relative to the index, also contributed to relative performance. Our underweight to U.S. Treasury securities was beneficial, as was our security selection within mortgage-backed securities (MBS).

Top credit sector contributors included banking, real estate investment trusts and food and beverage companies. Detractors were led by wireline communications, metals and mining and transportation services.

Among individual credit names, contributors were led by UK bank Lloyds. Lloyds has been making progress in improving its balance sheet and reducing non-core assets. Its management team is disciplined, in our opinion, and has a track record of execution in the face of what has been a very challenging financial market. We continue to favor UK banks over the rest of Europe, as in our opinion the UK’s economy and banking market are more attractive than many of its European neighbors.

Detractors were led by European sovereign debt securities, with Citigroup the only corporate credit name among the top ten detractors. We held shorter-duration Citigroup securities compared with the benchmark, so our portfolio enjoyed relatively less benefit from the positive performance of the company’s credit during the period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook

We believe that interest rates may pose the greatest risk for fixed income investors in 2013. Global central banks have flooded the financial system with liquidity and continue to demonstrate their willingness to keep the spigot open. If the unconventional policies they are engaging in begin to be viewed as unsustainable or ineffective, we could see a quick rise in interest rates and sell-off in risk assets including corporate credit.

Moreover, global growth remains weak and we continue to face potential systematic risks, including the likelihood of an acrimonious political debate over raising the U.S. debt ceiling, the possibility of a European country defaulting and leaving the euro zone, or an economic hard landing in China. As the U.S., Europe and Japan all are pursuing currency-depreciating monetary policies, we have found it prudent to consider exposure to countries like Australia, Canada, New Zealand and Norway.

We continue to believe that the best total and risk-adjusted return opportunities remain in the corporate credit markets. However, with credit spreads tight and certain fundamentals appearing to weaken, we believe we are entering a period in which downside risk must be the

20 | DECEMBER 31, 2012

(unaudited)

focus. We will continue to maintain discipline around the credit and mortgage positions that enter our funds, with a focus on risk-adjusted returns.

While valuations feel stretched in many segments of the credit market, there are still good opportunities. However, the rewards of the credit markets will fall in the hands of those focused on security selection, in our opinion, as we believe that is what ultimately will drive outcomes in these markets.

Top Contributors:

Lloyds:  UK-based Lloyds offers banking and financial services. Lloyds has continued to make progress in improving its balance sheet and reducing non-core assets.

AIG:  American International Group is a global insurer that provides property-casualty insurance, life insurance and retirement services. AIG recently finished repaying its debt to the U.S. government, largely by selling non-core assets.

Morgan Stanley:  Morgan Stanley has diversified into less capital-intensive businesses with higher margins and lower volatility, while paying down debt and strengthening its balance sheet.

Top Detractors

Citigroup:  Citigroup is a diversified financial services holding company. It has been proactive in selling non-core businesses, focusing on long-term debt reduction and growing its loan book in international markets, all of which are supportive of potentially higher levels of profitability and liquidity.

On behalf of each member of our investment team, thank you for your investment in Janus Global Bond Fund. We appreciate you entrusting us with your assets and look forward to continuing to serve your investment needs.

Janus Fixed Income & Money Market Funds | 21

Janus Global Bond Fund (unaudited)

Janus Global Bond Fund At A Glance

Fund Profile
December 31, 2012

Weighted Average Maturity	7.5 Years
Average Effective Duration*	5.2 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.22%
With Reimbursement	1.54%
Class A Shares at MOP
Without Reimbursement	1.17%
With Reimbursement	1.46%
Class C Shares***
Without Reimbursement	0.45%
With Reimbursement	0.78%
Class D Shares
Without Reimbursement	1.32%
With Reimbursement	1.49%
Class I Shares
Without Reimbursement	1.49%
With Reimbursement	1.80%
Class S Shares
Without Reimbursement	0.99%
With Reimbursement	1.29%
Class T Shares
Without Reimbursement	1.24%
With Reimbursement	1.54%
Number of Bonds/Notes	254

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities)
December 31, 2012

AAA	1.0%
AA	26.3%
A	18.2%
BBB	27.5%
BB	14.5%
B	0.4%
Other	12.1%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2012

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Emerging markets comprised 17.5% of total net assets.

22 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012				Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Bond Fund – Class A Shares

NAV	4.47%	8.02%	7.23%	1.45%	1.01%

MOP	–0.47%	2.91%	4.66%

Janus Global Bond Fund – Class C Shares

NAV	4.07%	7.21%	6.48%	2.21%	1.76%

CDSC	3.07%	6.19%	6.48%

Janus Global Bond Fund – Class D Shares(1)	4.52%	8.01%	7.30%	1.31%	0.91%

Janus Global Bond Fund – Class I Shares	4.59%	8.28%	7.44%	1.13%	0.76%

Janus Global Bond Fund – Class S Shares	4.33%	7.81%	7.04%	1.62%	1.26%

Janus Global Bond Fund – Class T Shares	4.47%	8.03%	7.24%	1.38%	1.01%

Barclays Global Aggregate Bond Index	2.78%	4.32%	5.74%

Barclays Global Aggregate Corporate Bond Index	6.76%	11.21%	8.59%

Lipper Quartile – Class I Shares	–	2nd	1st

Lipper Ranking – based on total returns for Global Income Funds	–	75/196	38/166

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Fixed Income & Money Market Funds | 23

Janus Global Bond Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to volatility.

Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return and yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

24 | DECEMBER 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,043.70	$5.20

Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,040.70	$9.05

Hypothetical (5% return before expenses)	$1,000.00	$1,016.33	$8.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,045.20	$4.69

Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,046.00	$3.92

Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,043.30	$6.49

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,044.70	$5.21

Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

†	Expenses are equal to the net annualized expense ratio of 1.01% for Class A Shares, 1.76% for Class C Shares, 0.91% for Class D Shares, 0.76% for Class I Shares, 1.26% for Class S Shares and 1.01% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Fixed Income & Money Market Funds | 25

Janus Global Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount			Value

Asset-Backed/Commercial Mortgage-Backed Securities – 5.0%
	$46,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	$46,484
	384,503	Banc of America Large Loan, Inc. 2.5090%, 11/15/15 (144A),‡	383,710
GBP	124,368	DECO Series 4.2738%, 5/22/21**,‡	200,483
EUR	500,000	Dutch Mortgage Portfolio Loans B.V. 1.3410%, 11/20/35**,‡	657,679
	50,000	FREMF Mortgage Trust 2.8120%, 5/25/19 (144A),‡	50,289
	69,000	FREMF Mortgage Trust 4.9321%, 7/25/21 (144A),‡	76,464
	29,000	FREMF Mortgage Trust 4.5942%, 10/25/21 (144A),‡	30,928
	205,000	Gracechurch Card Funding PLC 0.9090%, 6/15/17 (144A),**‡	207,125
	178,000	GS Mortgage Securities Corp. II 3.5510%, 4/10/34 (144A),‡	192,281
	13,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.8713%, 4/15/45‡	14,960
	43,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	44,299
	41,000	Santander Drive Auto Receivables Trust 2.5200%, 10/15/18	40,978

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,955,800)			1,945,680

Bank Loans – 0.6%
Casino Hotels – 0.4%
	150,000	MGM Resorts International 4.2500%, 12/20/19‡	151,462
Pharmaceuticals – 0.2%
	74,000	Quintiles Transnational Corp. 0%, 6/8/18(a),‡	74,047

Total Bank Loans (cost $223,254)			225,509

Corporate Bonds – 52.0%
Advertising Services – 0.1%
	33,000	WPP Finance 2010 3.6250%, 9/7/22**	32,824
Aerospace and Defense – Equipment – 0.3%
	65,000	Exelis, Inc. 4.2500%, 10/1/16	68,525
	23,000	Exelis, Inc. 5.5500%, 10/1/21	25,100
	28,000	TransDigm, Inc. 7.7500%, 12/15/18	30,975
			124,600
Agricultural Chemicals – 1.1%
	245,000	CF Industries, Inc. 6.8750%, 5/1/18	299,295
	94,000	CF Industries, Inc. 7.1250%, 5/1/20	118,303
			417,598
Banking – 1.7%
EUR	500,000	Banco BPI S.A. 3.2500%, 1/15/15**	646,355
Casino Hotels – 0.3%
	45,000	MGM Resorts International 6.6250%, 7/15/15	48,263
	54,000	MGM Resorts International 7.5000%, 6/1/16	57,915
			106,178
Cellular Telecommunications – 0.5%
	200,000	America Movil S.A.B. de C.V. 3.1250%, 7/16/22**	203,290
Chemicals – Diversified – 0.6%
	200,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19**	221,000
Coatings and Paint Products – 0.5%
	169,000	Valspar Corp. 4.2000%, 1/15/22	184,615
Commercial Banks – 3.6%
	241,000	BBVA U.S. Senior S.A. Unipersonal 4.6640%, 10/9/15**	247,101
	63,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	65,205
	143,000	CIT Group, Inc. 4.2500%, 8/15/17	147,253
	147,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	160,230
EUR	100,000	Nordea Bank A.B. 3.7500%, 2/24/17	145,987
EUR	35,000	Rabobank Nederland N.V. 4.3750%, 5/5/16**	51,291
	296,000	SVB Financial Group 5.3750%, 9/15/20	332,185
	164,000	Zions Bancorp 7.7500%, 9/23/14	179,114
	76,000	Zions Bancorp 4.5000%, 3/27/17	79,401
			1,407,767
Computer Aided Design – 0.3%
	126,000	Autodesk, Inc. 3.6000%, 12/15/22	126,556
Consulting Services – 1.3%
	77,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	82,514
	195,000	Verisk Analytics, Inc. 5.8000%, 5/1/21**	218,526
	124,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	126,973
GBP	50,000	WPP 2008, Ltd. 6.0000%, 4/4/17**	92,880
			520,893
Containers – Paper and Plastic – 0.7%
	33,000	Rock-Tenn Co. 4.4500%, 3/1/19 (144A)	35,603

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

26 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount			Value

Containers – Paper and Plastic – (continued)

	$175,000	Rock-Tenn Co. 4.9000%, 3/1/22 (144A)	$189,120
	42,000	Rock-Tenn Co. 4.0000%, 3/1/23 (144A)	42,667
			267,390
Diversified Banking Institutions – 4.6%
	5,000	Bank of America Corp. 4.5000%, 4/1/15	5,330
	136,000	Bank of America Corp. 1.5000%, 10/9/15	136,695
	5,000	Bank of America Corp. 3.6250%, 3/17/16	5,298
	85,000	Bank of America Corp. 3.7500%, 7/12/16	90,859
	114,000	Bank of America Corp. 8.0000%, 7/30/99‡	126,093
EUR	185,000	Citigroup, Inc. 4.7500%, 11/12/13	252,214
	41,000	Citigroup, Inc. 5.9500%, 7/30/99‡	41,513
	163,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	172,539
	180,000	JPMorgan Chase & Co. 2.0000%, 8/15/17	183,869
	55,000	JPMorgan Chase & Co. 7.9000%, 10/30/99‡	62,316
	100,000	Morgan Stanley 3.4500%, 11/2/15	104,191
EUR	50,000	Morgan Stanley 4.0000%, 11/17/15	69,949
	43,000	Morgan Stanley 4.7500%, 3/22/17	46,911
EUR	102,000	Morgan Stanley 3.7500%, 9/21/17	143,291
EUR	50,000	Morgan Stanley 5.3750%, 8/10/20	74,924
	115,000	Morgan Stanley 5.5000%, 7/28/21	130,568
	104,000	Morgan Stanley 4.8750%, 11/1/22	107,681
	26,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15**	26,609
			1,780,850
Diversified Financial Services – 1.2%
	10,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	10,550
	100,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	108,898
	300,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	339,087
			458,535
Diversified Operations – 0.7%
	204,000	Eaton Corp. 2.7500%, 11/2/22 (144A)	203,370
	54,000	GE Capital Trust I 6.3750%, 11/15/67‡	56,903
			260,273
Electric – Integrated – 0.2%
	42,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	46,273
	45,000	PPL WEM Holdings PLC 5.3750%, 5/1/21 (144A),**	50,611
			96,884
Electric – Transmission – 1.0%
GBP	210,000	SPI Australia Assets Pty, Ltd. 5.1250%, 2/11/21**	387,058
Electronic Components – Semiconductors – 0.3%
	100,000	STATS ChipPAC, Ltd. 7.5000%, 8/12/15 (144A),**	106,500
Electronic Connectors – 0.2%
	67,000	Amphenol Corp. 4.0000%, 2/1/22	70,851
Electronic Measuring Instruments – 0.3%
	122,000	FLIR Systems, Inc. 3.7500%, 9/1/16	125,078
Engineering – Research and Development Services – 0.5%
	93,000	URS Corp. 3.8500%, 4/1/17 (144A)	95,803
	90,000	URS Corp. 5.0000%, 4/1/22 (144A)	92,652
			188,455
Finance – Auto Loans – 2.4%
	544,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15**	567,307
	200,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	205,485
	125,000	Ford Motor Credit Co. LLC 8.1250%, 1/15/20	160,172
			932,964
Finance – Consumer Loans – 0.2%
	69,000	SLM Corp. 6.2500%, 1/25/16	75,038
Finance – Credit Card – 0%
	3,000	American Express Co. 6.8000%, 9/1/66‡	3,221
Finance – Investment Bankers/Brokers – 1.3%
	84,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	96,135
	64,000	Lazard Group LLC 7.1250%, 5/15/15	71,148
	307,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	343,643
			510,926
Finance – Mortgage Loan Banker – 0.4%
	142,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A),**	164,995
Food – Meat Products – 1.3%
	353,000	BRF – Brasil Foods S.A. 5.8750%, 6/6/22 (144A),**	389,182
	106,000	Tyson Foods, Inc. 4.5000%, 6/15/22	114,747
			503,929

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 27

Janus Global Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount			Value

Food – Miscellaneous/Diversified – 0.1%
	$33,000	ARAMARK Corp. 8.5000%, 2/1/15	$33,165
Investment Management and Advisory Services – 0.6%
	7,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	7,665
	156,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	163,410
	59,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	62,540
			233,615
Life and Health Insurance – 0.6%
	224,000	Primerica, Inc. 4.7500%, 7/15/22	245,273
Lottery Services – 0.2%
EUR	50,000	Lottomatica SpA 5.3750%, 2/2/18**	73,250
Machine Tools and Related Products – 0.2%
	97,000	Kennametal, Inc. 2.6500%, 11/1/19	97,142
Medical – Drugs – 1.9%
	222,000	AbbVie, Inc. 1.7500%, 11/6/17 (144A)	224,415
	111,000	AbbVie, Inc. 2.0000%, 11/6/18 (144A)	112,435
	136,000	AbbVie, Inc. 2.9000%, 11/6/22 (144A)	138,499
	66,000	AbbVie, Inc. 4.4000%, 11/6/42 (144A)	70,167
	200,000	CFR International SpA 5.1250%, 12/6/22 (144A)	207,357
			752,873
Medical – Generic Drugs – 1.0%
	171,000	Watson Pharmaceuticals, Inc. 1.8750%, 10/1/17	173,248
	219,000	Watson Pharmaceuticals, Inc. 3.2500%, 10/1/22	223,566
			396,814
Medical Labs and Testing Services – 0.2%
	60,000	Laboratory Corp. of America Holdings 3.7500%, 8/23/22	63,628
Metal Processors and Fabricators – 0.5%
	63,000	Precision Castparts Corp. 1.2500%, 1/15/18	63,104
	93,000	Precision Castparts Corp. 2.5000%, 1/15/23	93,596
	40,000	Precision Castparts Corp. 3.9000%, 1/15/43	41,035
			197,735
Money Center Banks – 2.6%
EUR	418,000	Lloyds TSB Bank PLC 6.5000%, 3/24/20**	630,125
	200,000	Mizuho Corporate Bank, Ltd. 1.5500%, 10/17/17 (144A),**	200,201
	200,000	Mizuho Corporate Bank, Ltd. 2.9500%, 10/17/22 (144A),**	197,545
			1,027,871
Multi-Line Insurance – 1.2%
	99,000	American International Group, Inc. 4.2500%, 9/15/14	104,286
	37,000	American International Group, Inc. 5.6000%, 10/18/16	42,253
	43,000	American International Group, Inc. 5.4500%, 5/18/17	49,386
EUR	50,000	American International Group, Inc. 8.0000%, 5/22/38 (144A),‡	75,988
	164,000	American International Group, Inc. 8.1750%, 5/15/58‡	213,610
			485,523
Multimedia – 0.1%
	31,000	Crown Castle Holdings LLC 2.3810%, 12/15/17 (144A)	31,152
Oil – Field Services – 0.6%
	200,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A),**	216,032
Oil and Gas Drilling – 0.4%
	99,000	Nabors Industries, Inc. 5.0000%, 9/15/20	107,577
	46,000	Rowan Cos., Inc. 5.0000%, 9/1/17	51,102
			158,679
Oil Companies – Exploration and Production – 2.5%
	116,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	145,321
	89,000	Cimarex Energy Co. 5.8750%, 5/1/22	97,455
	200,000	CNOOC Finance 2012, Ltd. 3.8750%, 5/2/22 (144A),**	212,536
	252,000	Continental Resources, Inc. 5.0000%, 9/15/22	271,530
	80,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	85,200
	122,000	QEP Resources, Inc. 5.2500%, 5/1/23	130,540
	40,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	43,000
			985,582
Oil Companies – Integrated – 1.3%
EUR	50,000	BP Capital Markets PLC 3.8300%, 10/6/17**	74,399
	267,000	Chevron Corp. 2.3550%, 12/5/22	267,438
EUR	95,000	Shell International Finance B.V. 4.3750%, 5/14/18**	146,972
			488,809
Pharmacy Services – 1.5%
	115,000	Express Scripts Holding Co. 2.1000%, 2/12/15 (144A)	117,145

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

28 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount			Value

Pharmacy Services – (continued)

	$203,000	Express Scripts Holding Co. 2.6500%, 2/15/17 (144A),**	$210,996
	130,000	Express Scripts Holding Co. 4.7500%, 11/15/21 (144A)	147,527
	97,000	Express Scripts Holding Co. 3.9000%, 2/15/22 (144A)	104,591
			580,259
Pipelines – 3.7%
	171,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	181,458
	45,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	49,443
	479,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16**	523,610
	83,000	Plains All American Pipeline L.P. / PAA Finance Corp. 4.3000%, 1/31/43	83,074
	22,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	23,967
	321,000	Western Gas Partners L.P. 5.3750%, 6/1/21	367,028
	107,000	Western Gas Partners L.P. 4.0000%, 7/1/22	112,616
	94,000	Williams Cos., Inc. 3.7000%, 1/15/23	94,813
			1,436,009
Property Trust – 1.2%
EUR	338,000	Prologis International Funding S.A. 5.8750%, 10/23/14**	476,472
Real Estate Management/Services – 0.4%
	135,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	137,910
REIT – Diversified – 0.7%
	250,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A),**	283,446
REIT – Health Care – 0%
	1,000	HCP, Inc. 2.7000%, 2/1/14	1,018
REIT – Office Property – 0.6%
	182,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	195,355
	52,000	SL Green Realty Corp. 5.0000%, 8/15/18	56,468
			251,823
REIT – Regional Malls – 0.8%
	311,000	Rouse Co. LLC 6.7500%, 11/9/15	326,161
REIT – Warehouse and Industrial – 0.1%
	17,000	ProLogis L.P. 6.8750%, 3/15/20	20,579
Steel – Producers – 0.2%
	65,000	Steel Dynamics, Inc. 6.7500%, 4/1/15	65,813
Super-Regional Banks – 0.2%
	69,000	U.S. Bancorp 2.9500%, 7/15/22	69,706
Telecommunication Services – 0.4%
	72,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	74,933
GBP	50,000	Virgin Media Secured Finance PLC 7.0000%, 1/15/18**	87,927
			162,860
Telephone – Integrated – 1.7%
	129,000	Nippon Telegraph & Telephone Corp. 1.4000%, 7/18/17**	130,561
	167,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	174,248
GBP	226,000	Virgin Media Finance PLC 5.1250%, 2/15/22**	372,574
			677,383
Transportation – Railroad – 0.5%
	165,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18**	181,912
Trucking and Leasing – 0.4%
	26,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	26,070
	138,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	139,237
			165,307

Total Corporate Bonds (cost $19,302,260)			20,248,424

Foreign Government Bonds – 21.6%
EUR	155,000	Bank of Ireland 4.0000%, 1/28/15**	207,638
EUR	150,000	Bank of Ireland Mortgage Bank 4.9710%, 5/30/13**	199,475
	200,000	Bermuda Government International Bond 4.1380%, 1/3/23 (144A)	212,900
BRL	515,000	Brazilian Government International Bond 12.5000%, 1/5/16**	310,082
BRL	250,000	Brazilian Government International Bond 12.5000%, 1/5/22**	182,890
BRL	1,020,000	Brazilian Government International Bond 8.5000%, 1/5/24**	606,668
CLP	164,000,000	Chile Government International Bond 5.5000%, 8/5/20	381,415
COP	556,000,000	Colombia Government International Bond 7.7500%, 4/14/21	394,017
EUR	216,000	Italy Buoni Poliennali Del Tesoro 5.5000%, 11/1/22**	308,204
MYR	2,075,000	Malaysia Government Bond 4.2620%, 9/15/16	705,457
MXN	13,300,000	Mexican Bonos 7.7500%, 12/14/17**	1,145,388
MXN	4,700,000	Mexican Bonos 6.5000%, 6/9/22**	393,431

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 29

Janus Global Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount			Value

Foreign Government Bonds – (continued)

	$170,000	Mexico Government International Bond 3.6250%, 3/15/22**	$185,938
PHP	16,000,000	Philippine Government International Bond 3.9000%, 11/26/22	403,410
PLN	1,170,000	Poland Government Bond 4.7500%, 4/25/17**	401,800
	100,000	South Africa Government International Bond 4.6650%, 1/17/24	113,000
EUR	105,000	Spain Government Bond 4.0000%, 7/30/15**	141,098
EUR	147,000	Spain Government Bond 4.2500%, 10/31/16**	195,586
EUR	72,000	Spain Government Bond 5.8500%, 1/31/22**	98,941
TRY	638,000	Turkey Government Bond 9.0000%, 3/8/17	392,175
GBP	123,000	United Kingdom Gilt 4.5000%, 3/7/13**	201,254
GBP	101,000	United Kingdom Gilt 2.2500%, 3/7/14**	167,735
GBP	252,000	United Kingdom Gilt 2.0000%, 1/22/16**	427,936
GBP	384,000	United Kingdom Gilt 1.7500%, 9/7/22**	620,160

Total Foreign Government Bonds (cost $8,174,875)			8,396,598

Mortgage-Backed Securities – 14.5%
		Fannie Mae:
	51,408	5.5000%, 1/1/25	55,694
	31,248	5.5000%, 1/1/33	34,568
	18,009	5.0000%, 11/1/33	19,621
	34,585	5.0000%, 12/1/33	37,680
	19,313	5.0000%, 2/1/34	21,041
	92,257	5.5000%, 4/1/34	101,393
	160,719	5.5000%, 9/1/34	175,832
	39,777	5.5000%, 5/1/35	43,468
	372,317	5.5000%, 7/1/35	407,326
	56,044	5.0000%, 10/1/35	60,699
	137,829	6.0000%, 10/1/35	151,866
	163,289	6.0000%, 12/1/35	182,710
	57,622	5.5000%, 1/1/36	62,968
	152,218	5.5000%, 4/1/36	166,341
	176,171	5.5000%, 7/1/36	192,736
	36,432	6.0000%, 2/1/37	41,605
	179,127	5.5000%, 5/1/37	198,154
	42,967	6.0000%, 5/1/37	47,041
	42,415	5.5000%, 7/1/37	46,092
	31,010	5.5000%, 3/1/38	34,303
	47,213	6.0000%, 11/1/38	51,689
	113,354	6.0000%, 11/1/38	125,061
	300,249	6.0000%, 1/1/39	328,499
	166,057	6.0000%, 10/1/39	185,029
	28,772	4.5000%, 10/1/40	32,375
	36,214	4.0000%, 12/1/40	39,946
	29,208	5.0000%, 3/1/41	32,425
	56,561	5.0000%, 4/1/41	63,744
	74,535	5.0000%, 4/1/41	84,327
	117,113	4.5000%, 10/1/41	130,281
	75,569	5.0000%, 10/1/41	85,166
		Freddie Mac:
	35,283	5.0000%, 1/1/19	37,960
	34,440	5.0000%, 2/1/19	37,053
	46,522	5.5000%, 8/1/19	50,034
	117,938	5.5000%, 12/1/27	129,257
	51,489	5.0000%, 11/1/36	55,598
	68,441	6.0000%, 1/1/38	74,587
	23,758	5.5000%, 5/1/38	26,304
	63,878	5.5000%, 10/1/39	70,723
	65,967	4.5000%, 1/1/41	73,881
	141,959	5.0000%, 5/1/41	159,899
	24,083	4.5000%, 9/1/41	26,384
		Ginnie Mae:
	62,394	6.0000%, 11/20/34	70,179
	31,356	5.5000%, 9/15/35	35,372
	89,980	5.5000%, 3/15/36	99,417
	47,234	5.5000%, 5/20/36	52,166
	50,119	5.0000%, 4/15/39	54,961
	61,865	5.0000%, 10/15/39	68,476
	96,451	5.0000%, 11/15/39	106,590
	27,427	5.0000%, 1/15/40	30,104
	19,924	5.0000%, 4/15/40	21,866
	33,355	5.0000%, 4/15/40	37,850
	35,250	5.0000%, 5/15/40	39,162
	45,590	5.0000%, 5/20/40	50,520
	32,900	5.0000%, 7/15/40	36,108
	92,201	5.0000%, 7/15/40	101,874
	102,057	5.0000%, 2/15/41	112,947
	43,943	5.0000%, 5/15/41	48,490
	26,559	4.5000%, 7/15/41	29,349
	31,402	5.5000%, 9/20/41	34,465
	162,779	5.0000%, 10/20/41	179,776
	14,517	6.0000%, 10/20/41	16,201
	57,683	6.0000%, 12/20/41	64,376
	48,816	6.0000%, 1/20/42	54,480
	48,204	6.0000%, 2/20/42	53,798
	37,415	6.0000%, 3/20/42	41,756
	87,564	6.0000%, 4/20/42	97,724
	118,938	6.0000%, 5/20/42	132,738

Total Mortgage-Backed Securities (cost $5,622,961)			5,652,105

Preferred Stock – 0.7%
Diversified Banking Institutions – 0.3%
	4,695	Goldman Sachs Group, Inc., 5.9500%	117,281
Finance – Credit Card – 0.4%
	6,400	Discover Financial Services, 6.5000%	161,600

Total Preferred Stock (cost $278,013)			278,881

U.S. Treasury Notes/Bonds – 4.5%
		U.S. Treasury Notes/Bonds:
	$678,000	0.3750%, 11/15/15	678,636
	75,000	0.6250%, 8/31/17	74,930
	20,000	0.7500%, 10/31/17	20,066
	317,000	1.6250%, 8/15/22	314,920
	76,000	1.6250%, 11/15/22	75,169
	30,000	3.0000%, 5/15/42	30,562
	567,000	2.7500%, 8/15/42**	547,509

Total U.S. Treasury Notes/Bonds (cost $1,745,883)			1,741,792

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

30 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Money Market – 1.6%
626,126	Janus Cash Liquidity Fund LLC, 0% (cost $626,126)	$626,126

Total Investments (total cost $37,929,172) – 100.5%		39,115,115

Liabilities, net of Cash, Receivables and Other Assets– (0.5)%		(184,487)

Net Assets – 100%		$38,930,628

Forward Currency Contracts, Open

	Currency Units		Unrealized
	Sold/	Currency	Appreciation/
Counterparty/Currency and Settlement Date	(Purchased)	Value U.S. $	(Depreciation)

JPMorgan Chase & Co.:
Australian Dollar 1/24/13	(1,104,000)	$(1,144,111)	$(1,356)
Brazilian Real 1/24/13	2,302,000	1,121,167	(41,885)
British Pound 1/24/13	152,000	246,862	(2,249)
Canadian Dollar 1/24/13	(962,000)	(966,951)	486
Euro 1/24/13	(3,129,000)	(4,130,475)	25,023
Japanese Yen 1/24/13	(268,359,000)	(3,098,734)	(159,769)
Mexican Peso 1/24/13	4,800,000	370,575	(1,009)
New Zealand Dollar 1/24/13	(922,000)	(760,397)	5,630
Norwegian Krone 1/24/13	(11,056,000)	(1,988,357)	27,843
Polish Zloty 1/24/13	1,237,000	398,990	(9,494)
Singapore Dollar 1/24/13	(944,000)	(772,972)	(1,433)
South Korean Won 1/24/13	(1,267,262,000)	(1,182,948)	2,892

Total		$(11,907,351)	$(155,321)

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$670,504	1.7%
Bermuda	212,900	0.5%
Brazil	1,488,822	3.8%
Canada	523,610	1.3%
Chile	588,772	1.5%
Colombia	394,017	1.0%
Ireland	407,113	1.0%
Italy	381,454	1.0%
Japan	528,307	1.4%
Luxembourg	476,472	1.2%
Malaysia	705,457	1.8%
Mexico	2,109,959	5.4%
Netherlands	419,263	1.1%
Philippines	403,410	1.0%
Poland	401,800	1.0%
Portugal	646,355	1.7%
Singapore	106,500	0.3%
South Africa	113,000	0.3%
South Korea	216,032	0.6%
Spain	682,726	1.7%
Sweden	145,987	0.4%
Turkey	392,175	1.0%
United Kingdom	4,015,316	10.3%
United States††	23,085,164	59.0%

Total	$39,115,115	100.0%

††	Includes Cash Equivalents of 1.6%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 31

Janus High-Yield Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally driven investment process focused on free-cash-flow and confirming management intentions to transform and improve balance sheets can generate risk-adjusted outperformance over time. Through our comprehensive research process and moderate beta approach, we seek to preserve capital and deliver a less volatile client experience over full market cycles.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

For the six-month period ended December 31, 2012, Janus High-Yield Fund’s Class T Shares returned 7.14%, compared with a 7.97% return for its benchmark, the Barclays U.S. Corporate High-Yield Bond Index.

Investment Environment

High-yield corporate credit markets rallied in the second half of 2012, supported by global central banks’ continued accommodative monetary policy, progress toward resolving Europe’s debt problems and signs of stability, if not improvement, in the global economy. Investors worried about the “fiscal cliff,” a potentially recessionary mix of spending cuts and tax increases scheduled to take effect in January 2013 unless Congress reached a deal to avert them. However, despite that concern, low interest rates continued to drive investors into higher-yielding risk assets. Meanwhile, high-yield debt issuance reached record levels as U.S. companies sought to take advantage of low interest rates and strong investor demand for speculative-grade credit.

Performance Discussion

Janus High-Yield Fund underperformed its benchmark during the period. Security selection in corporate credit detracted from relative performance, although this was offset to some extent by our yield curve positioning. The Fund’s focus on companies undergoing balance sheet repair can result in some underperformance during periods in which high-yield debt markets perform particularly well, as they did in the second half of 2012. However, we continue to maintain our commitment to delivering solid risk-adjusted returns with moderate volatility in any market cycle.

From a credit sector standpoint, top contributors included life insurance, independent energy and chemical companies. Wireless communications, noncyclical consumer products and home construction were among the greatest detractors from relative performance.

Among individual credit names, American International Group (AIG) was the top contributor to outperformance. In December, once-embattled AIG finished repaying the U.S. government for a $182 billion bailout it received at the height of the credit crisis, largely by selling non-core assets. We had long believed the market did not fully appreciate the progress that AIG was making, a thesis that played out as we had expected in 2012.

Individual credit detractors were led by our underweight allocation to telecommunications provider Sprint Nextel, which rallied on news it would acquire wireless network operator Clearwire. We were underweight to Sprint during the period given our views of the fundamentals of both the company and the wireless sector more broadly.

Outlook

We believe that interest rates will pose the greatest risk for fixed income investors in 2013. Global central banks have flooded the financial system with liquidity and continue to demonstrate their willingness to keep the spigot open. If the unconventional policies they are engaging in begin to be viewed as unsustainable or ineffective, we could see a quick rise in interest rates and sell off in risk assets including high-yield corporate credit.

Our outlook is cautious. On one hand, the high-yield credit market continues to experience strong investor demand, and we believe the Federal Reserve’s easy monetary policy will allow companies in all but the worst situations to refinance, or at least bridge, debt. We anticipate that the default rate will remain low by historical standards as management teams continue to conserve cash, pay off debt and remain conservative around spending.

However, many investors have participated in the rally over the past three years, and current valuations make it difficult to argue that there is much upside potential left in high-yield credit in general. We continue to see opportunities in credit sectors including energy and financials. We also have been paying attention to the packaging sector, which tends to be relatively stable in any environment.

32 | DECEMBER 31, 2012

(unaudited)

At this point, we believe it is important to manage the lowest-rated segment of the market while remaining cognizant of the interest rate sensitivity of the high-yield market. As always, we believe that security selection ultimately will drive outcomes in these markets.

Top Detractors

Sprint:  Sprint Nextel is a wireless and wireline telecommunications provider. Its management is navigating a complicated network investment program in the face of heavy competition from well-capitalized carriers like T-Mobile and Verizon and a costly “take-or-pay contract” (in which a company either takes the product or pays a penalty) with Apple to sell the iPhone.

Affinion:  The company struggled during 2012 after announcing that many of its large bank customers were delaying marketing campaigns until they received more clarity on new federal consumer protection regulations. We believe that the sum of its parts, coupled with its free cash flow, provide valuation support, and that Affinion’s large financial partners will resume marketing programs again.

Advanced Micro Devices:  AMD makes semiconductors. A number of negative factors played out for the company in the past year, including stumbling on the execution of new product introductions. Moreover, the overall personal computer industry was weak on general economic sluggishness as well as consumers switching to tablets such as the iPad. AMD was forced to make significant cost reductions to achieve break-even free cash flow at the lower demand levels.

Top Contributors

AIG:  American International Group is a global insurer that provides property-casualty insurance, life insurance and retirement services. AIG recently finished repaying its debt to the U.S. government, largely by selling non-core assets.

Cengage Learning:  Our underweight allocation to Cengage Learning, an educational content and software company, was beneficial as the credit struggled during the period. Recently the company’s fundamentals have deteriorated, valuation became skewed to the downside, we lost confidence in the management team and we sold our position.

Plains Exploration and Production:  Plains Exploration & Production is an independent oil and gas company with onshore and offshore operations in California, Texas and the Gulf Coast. We like that it is an oil-heavy producer, well-hedged, with improving credit metrics. Its acquisition in December 2012 by Freeport-McMoRan Copper & Gold Inc. drove meaningful spread tightening.

On behalf of every member of our investment team, thank you for your investment in Janus High-Yield Fund. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

Janus Fixed Income & Money Market Funds | 33

Janus High-Yield Fund (unaudited)

Janus High-Yield Fund At A Glance

Fund Profile
December 31, 2012

Weighted Average Maturity	7.0 Years
Average Effective Duration*	4.1 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	5.49%
With Reimbursement	5.49%
Class A Shares at MOP
Without Reimbursement	5.22%
With Reimbursement	5.22%
Class C Shares***
Without Reimbursement	4.74%
With Reimbursement	4.74%
Class D Shares
Without Reimbursement	5.67%
With Reimbursement	5.67%
Class I Shares
Without Reimbursement	5.75%
With Reimbursement	5.75%
Class N Shares
Without Reimbursement	5.83%
With Reimbursement	5.83%
Class R Shares
Without Reimbursement	5.07%
With Reimbursement	5.07%
Class S Shares
Without Reimbursement	5.33%
With Reimbursement	5.33%
Class T Shares
Without Reimbursement	5.57%
With Reimbursement	5.57%
Number of Bonds/Notes	255

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities )
December 31, 2012

BBB	4.0%
BB	27.3%
B	49.4%
CCC	15.5%
Other	3.8%

†	Rated by Standard & Poor’s

34 | DECEMBER 31, 2012

(unaudited)

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2012

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Emerging markets comprised 0.0% of total net assets.

Janus Fixed Income & Money Market Funds | 35

Janus High-Yield Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012						Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus High-Yield Fund – Class A Shares

NAV	7.09%	14.13%	9.05%	8.49%	8.15%	0.99%	0.99%

MOP	1.99%	8.65%	8.00%	7.97%	7.84%

Janus High-Yield Fund – Class C Shares

NAV	6.57%	13.32%	8.28%	7.74%	7.38%	1.72%	1.72%

CDSC	5.54%	12.25%	8.28%	7.74%	7.38%

Janus High-Yield Fund – Class D Shares(1)	7.19%	14.40%	9.24%	8.62%	8.22%	0.76%	0.76%

Janus High-Yield Fund – Class I Shares	7.12%	14.37%	9.18%	8.59%	8.20%	0.68%	0.68%

Janus High-Yield Fund – Class N Shares	7.15%	14.30%	9.18%	8.59%	8.20%	0.61%	0.61%

Janus High-Yield Fund – Class R Shares	6.75%	13.69%	8.58%	8.01%	7.65%	1.36%	1.36%

Janus High-Yield Fund – Class S Shares	6.88%	13.88%	8.87%	8.28%	7.92%	1.11%	1.11%

Janus High-Yield Fund – Class T Shares	7.14%	14.30%	9.18%	8.59%	8.20%	0.86%	0.86%

Barclays U.S. Corporate High-Yield Bond Index	7.97%	15.81%	10.34%	10.62%	7.66%

Lipper Quartile – Class T Shares	–	3rd	1st	3rd	1st

Lipper Ranking – based on total returns for High Current Yield Funds	–	299/513	72/379	160/263	7/78

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

36 | DECEMBER 31, 2012

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The expense ratios for Class N Shares are estimated.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

December 31, 1995 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 29, 1995
(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 37

Janus High-Yield Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,070.90	$5.01

Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,066.90	$8.86

Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,071.90	$4.02

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,071.20	$3.50

Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,071.60	$3.19

Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$3.11

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,067.50	$7.14

Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,068.80	$5.79

Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,071.40	$4.49

Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38

†	Expenses are equal to the net annualized expense ratio of 0.96% for Class A Shares, 1.70% for Class C Shares, 0.77% for Class D Shares, 0.67% for Class I Shares, 0.61% for Class N Shares, 1.37% for Class R Shares, 1.11% for Class S Shares and 0.86% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

38 | DECEMBER 31, 2012

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Bank Loans – 5.8%
Advertising Sales – 0.1%
$1,512,973	Visant Corp. 5.2500%, 12/22/16‡	$1,371,132
Bicycle Manufacturing – 0.1%
1,485,000	SRAM Corp. 8.5000%, 12/7/18‡	1,503,563
Broadcast Services and Programming – 0.4%
10,685,000	Hubbard Broadcasting, Inc. 8.7500%, 4/30/18‡	10,845,275
Building – Residential and Commercial – 0.1%
1,749,673	Orleans Homebuilders, Inc. 10.5000%, 2/14/16‡	1,736,877
Casino Hotels – 0.6%
14,257,000	Caesars Entertainment Corp. 9.2500%, 4/25/17‡	14,470,855
Distribution/Wholesale – 0.5%
11,784,000	WESCO International, Inc. 4.5000%, 12/12/19‡	11,830,665
Educational Software – 1.0%
27,173,000	Blackboard, Inc. 11.5000%, 4/4/19‡	25,963,801
Hotels and Motels – 1.8%
25,260,000	Hilton Hotels Corp. 0%, 11/12/15(a),‡	24,154,875
21,607,000	Riverboat Corp. of Mississippi 10.0000%, 11/29/16‡	21,282,895
		45,437,770
Medical – Drugs – 0.3%
6,570,000	Valeant Pharmaceuticals International, Inc. 4.2500%, 2/13/19‡	6,606,332
Metal – Iron – 0.2%
6,232,380	Fortescue Metals Group, Ltd. 5.2500%, 10/18/17‡	6,279,123
Real Estate Management/Services – 0.7%
1,182,115	Realogy Corp. 0.0587%, 10/10/16‡	1,184,576
16,342,457	Realogy Corp. 4.4610%, 10/10/16‡	16,376,474
		17,561,050

Total Bank Loans (cost $141,709,908)		143,606,443

Commercial Mortgage-Backed Security – 0.2%
5,355,000	Wachovia Bank Commercial Mortgage Trust, 5.4130%, 12/15/43‡ (cost $4,566,744)	4,753,858

Corporate Bonds – 87.9%
Advertising Services – 0.4%
11,842,000	Visant Corp. 10.0000%, 10/1/17	10,628,195
Aerospace and Defense – 1.7%
42,017,000	ADS Tactical, Inc. 11.0000%, 4/1/18**	42,857,340
Aerospace and Defense – Equipment – 1.8%
2,398,000	Silver II Borrower / Silver II U.S. Holdings LLC 7.7500%, 12/15/20 (144A)	2,481,930
9,090,000	TransDigm, Inc. 7.7500%, 12/15/18	10,055,812
31,069,000	TransDigm, Inc. 5.5000%, 10/15/20 (144A)	32,311,760
		44,849,502
Agricultural Chemicals – 0.1%
3,331,000	Phibro Animal Health Corp. 9.2500%, 7/1/18 (144A)	3,331,000
Airlines – 0.3%
1,603,000	United Air Lines, Inc. 9.8750%, 8/1/13 (144A)	1,612,017
4,651,000	United Air Lines, Inc. 12.0000%, 11/1/13 (144A)	4,685,882
		6,297,899
Apparel Manufacturers – 0.6%
13,743,000	Quiksilver, Inc. 6.8750%, 4/15/15	13,502,498
Applications Software – 0.5%
11,385,000	Nuance Communications, Inc. 5.3750%, 8/15/20 (144A)	11,897,325
Automotive – Cars and Light Trucks – 0.4%
7,590,000	Ford Motor Co. 7.4500%, 7/16/31**	9,639,300
Automotive – Truck Parts and Equipment – Original – 0.4%
3,966,000	International Automotive Components Group S.A. 9.1250%, 6/1/18 (144A)	3,678,465
5,026,000	Tenneco, Inc. 7.7500%, 8/15/18	5,453,210
1,704,000	Tomkins LLC / Tomkins, Inc. 9.0000%, 10/1/18	1,908,480
		11,040,155
Broadcast Services and Programming – 1.7%
5,744,000	Clear Channel Worldwide Holdings, Inc. 7.6250%, 3/15/20	5,787,080
5,027,000	Clear Channel Worldwide Holdings, Inc. 6.5000%, 11/15/22 (144A)	5,165,243
13,593,000	Clear Channel Worldwide Holdings, Inc. 6.5000%, 11/15/22 (144A)	14,102,737
15,590,000	Crown Media Holdings, Inc. 10.5000%, 7/15/19	17,558,237
		42,613,297
Building – Maintenance and Service – 0.2%
5,315,000	American Residential Services LLC 12.0000%, 4/15/15 (144A)	4,730,350
Building – Residential and Commercial – 0.6%
4,237,000	M/I Homes, Inc. 8.6250%, 11/15/18	4,660,700
10,345,000	Meritage Homes Corp. 7.0000%, 4/1/22	11,250,188
		15,910,888

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 39

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Building and Construction Products – Miscellaneous – 0.9%
$12,511,000	Ply Gem Industries, Inc. 9.3750%, 4/15/17 (144A)	$13,324,215
2,216,000	USG Corp. 6.3000%, 11/15/16	2,293,560
5,162,000	USG Corp. 7.8750%, 3/30/20 (144A)	5,742,725
		21,360,500
Building Products – Cement and Aggregate – 0.2%
5,255,000	Cemex Espana Luxembourg 9.2500%, 5/12/20 (144A)	5,701,675
Cable/Satellite Television – 2.5%
13,441,000	Block Communications, Inc. 7.2500%, 2/1/20 (144A)	14,281,062
10,755,000	CCO Holdings LLC / CCO Holdings Capital Corp. 6.6250%, 1/31/22	11,749,838
2,632,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.1250%, 2/15/23	2,625,420
6,194,000	Harron Communications L.P. / Harron Finance Corp. 9.1250%, 4/1/20 (144A)	6,782,430
16,447,000	Mediacom Broadband LLC / Mediacom Broadband Corp. 6.3750%, 4/1/23 (144A)	16,734,822
7,924,000	Mediacom LLC / Mediacom Capital Corp. 7.2500%, 2/15/22	8,518,300
		60,691,872
Casino Hotels – 4.5%
10,592,000	Ameristar Casinos, Inc. 7.5000%, 4/15/21	11,479,080
15,713,000	Boyd Acquisition Sub LLC / Boyd Acquisition Finance Corp. 8.3750%, 2/15/18 (144A)	16,341,520
2,664,000	Caesars Entertainment Operating Co., Inc. 11.2500%, 6/1/17	2,853,810
7,866,000	Caesars Entertainment Operating Co., Inc. 8.5000%, 2/15/20	7,807,005
1,595,000	Chester Downs & Marina LLC 9.2500%, 2/1/20 (144A)	1,567,088
3,311,000	CityCenter Holdings LLC / CityCenter Finance Corp. 7.6250%, 1/15/16	3,542,770
5,941,000	Marina District Finance Co., Inc. 9.8750%, 8/15/18	5,703,360
16,208,000	MGM Resorts International 4.2500%, 4/15/15	17,150,090
3,678,000	MGM Resorts International 11.3750%, 3/1/18	4,450,380
10,768,000	MGM Resorts International 8.6250%, 2/1/19**, (144A)	12,006,320
5,429,000	MGM Resorts International 6.7500%, 10/1/20 (144A)	5,544,366
14,229,000	MGM Resorts International 6.6250%, 12/15/21	14,229,000
6,626,000	MGM Resorts International 7.7500%, 3/15/22	7,089,820
		109,764,609
Casino Services – 0.2%
5,172,000	CCM Merger, Inc. 9.1250%, 5/1/19 (144A)	5,210,790
Cellular Telecommunications – 0.6%
13,701,000	Sprint Nextel Corp. 6.0000%, 12/1/16	14,899,838
Chemicals – Diversified – 1.2%
4,563,000	Ineos Finance PLC 8.3750%, 2/15/19 (144A)	4,916,632
2,587,000	Ineos Finance PLC 7.5000%, 5/1/20 (144A)	2,709,883
5,838,000	Ineos Group Holdings S.A. 8.5000%, 2/15/16 (144A)	5,808,810
3,071,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	3,393,455
10,922,000	LyondellBasell Industries N.V. 6.0000%, 11/15/21**	12,806,045
		29,634,825
Chemicals – Specialty – 0.5%
12,716,000	Ashland, Inc. 4.7500%, 8/15/22 (144A)	13,224,640
Coal – 0.2%
5,565,000	Peabody Energy Corp. 6.2500%, 11/15/21	5,912,813
Commercial Banks – 2.0%
7,758,000	CIT Group, Inc. 5.2500%, 3/15/18	8,301,060
6,975,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	7,881,750
23,679,000	CIT Group, Inc. 5.5000%, 2/15/19**, (144A)	25,810,110
6,847,000	CIT Group, Inc. 5.3750%, 5/15/20	7,480,347
		49,473,267
Commercial Services – Finance – 1.3%
13,471,000	Cardtronics, Inc. 8.2500%, 9/1/18	14,952,810
5,344,000	TransUnion Holding Co., Inc. 8.1250%, 6/15/18 (144A)	5,517,680
10,248,000	TransUnion Holding Co., Inc. 9.6250%, 6/15/18	10,837,260
		31,307,750
Consulting Services – 0.7%
7,386,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	7,914,874
8,004,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	8,195,912
		16,110,786
Consumer Products – Miscellaneous – 0.7%
6,282,000	Reynolds Group Issuer, Inc. 7.1250%, 4/15/19	6,753,150
2,325,000	Reynolds Group Issuer, Inc. 7.8750%, 8/15/19	2,586,563
7,477,000	Reynolds Group Issuer, Inc. 9.8750%, 8/15/19	8,000,390
		17,340,103

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

40 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Containers – Metal and Glass – 0.6%
$2,657,000	Ardagh Packaging Finance PLC 7.3750%, 10/15/17 (144A)	$2,889,487
3,919,000	Ardagh Packaging Finance PLC 7.3750%, 10/15/17 (144A)	4,257,014
7,794,000	Ardagh Packaging Finance PLC 9.1250%, 10/15/20 (144A)	8,495,460
		15,641,961
Containers – Paper and Plastic – 0.6%
3,042,000	Sealed Air Corp. 8.1250%, 9/15/19 (144A)	3,422,250
9,577,000	Sealed Air Corp. 6.5000%, 12/1/20 (144A)	10,343,160
		13,765,410
Cosmetics and Toiletries – 0.1%
1,986,000	Elizabeth Arden, Inc. 7.3750%, 3/15/21	2,219,355
Cruise Lines – 0.2%
4,308,000	NCL Corp., Ltd. 9.5000%, 11/15/18	4,781,880
Dialysis Centers – 0.6%
13,300,000	DaVita HealthCare Partners, Inc. 5.7500%, 8/15/22	14,014,875
Direct Marketing – 0.3%
10,663,000	Affinion Group Holdings, Inc. 11.6250%, 11/15/15	6,877,635
Diversified Minerals – 0.7%
11,905,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	12,500,250
5,695,000	FMG Resources August 2006 Pty, Ltd. 6.8750%, 4/1/22 (144A)	5,823,138
		18,323,388
Diversified Operations – 0.3%
7,964,000	Park-Ohio Industries, Inc. 8.1250%, 4/1/21	8,461,750
E-Commerce/Products – 0.5%
10,675,000	Mood Media Corp. 9.2500%, 10/15/20 (144A)	11,248,781
Electric – Generation – 0.4%
7,573,000	AES Corp. 8.0000%, 10/15/17	8,746,815
Electric – Integrated – 0.5%
11,567,000	Ipalco Enterprises, Inc. 5.0000%, 5/1/18	12,116,433
Electronic Components – Semiconductors – 0.3%
8,242,000	Advanced Micro Devices, Inc. 7.5000%, 8/15/22 (144A)	6,779,045
Engines – Internal Combustion – 0.3%
6,031,000	Briggs & Stratton Corp. 6.8750%, 12/15/20	6,822,569
Enterprise Software/Services – 0.6%
13,966,000	Infor US, Inc. 9.3750%, 4/1/19	15,676,835
Finance – Auto Loans – 0.6%
13,687,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	15,939,032
Finance – Investment Bankers/Brokers – 1.3%
9,186,000	E*TRADE Financial Corp. 6.7500%, 6/1/16	9,668,265
10,640,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	10,879,400
10,640,000	E*TRADE Financial Corp. 6.3750%, 11/15/19	10,906,000
		31,453,665
Food – Dairy Products – 0.1%
2,600,000	FAGE Dairy Industry S.A. / FAGE USA Dairy Industry, Inc. 9.8750%, 2/1/20 (144A)	2,762,500
Food – Meat Products – 2.3%
4,801,000	JBS USA LLC / JBS USA Finance, Inc. 8.2500%, 2/1/20 (144A)	5,089,060
6,985,000	JBS USA LLC / JBS USA Finance, Inc. 7.2500%, 6/1/21 (144A)	7,002,463
12,059,000	Pilgrim’s Pride Corp. 7.8750%, 12/15/18	12,224,811
28,978,000	Smithfield Foods, Inc. 6.6250%, 8/15/22	32,020,690
		56,337,024
Food – Miscellaneous/Diversified – 0.5%
7,116,000	ARAMARK Corp. 8.5000%, 2/1/15	7,151,651
5,837,000	Dole Food Co., Inc. 8.0000%, 10/1/16 (144A)	6,070,480
		13,222,131
Food – Retail – 0.3%
3,521,000	Stater Bros Holdings, Inc. 7.7500%, 4/15/15	3,591,420
2,703,000	Stater Bros Holdings, Inc. 7.3750%, 11/15/18	2,919,240
		6,510,660
Hazardous Waste Disposal – 0.2%
5,252,000	Clean Harbors, Inc. 5.1250%, 6/1/21 (144A)	5,435,820
Home Furnishings – 0.4%
8,969,000	Norcraft Cos. L.P. / Norcraft Finance Corp. 10.5000%, 12/15/15	9,036,268
Hotels and Motels – 0.1%
2,531,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	3,077,076
Independent Power Producer – 0.6%
7,472,000	Calpine Corp. 7.8750%, 7/31/20 (144A)	8,387,320
5,445,000	NRG Energy, Inc. 6.6250%, 3/15/23 (144A)	5,826,150
		14,213,470
Internet Connectivity Services – 0.1%
1,942,000	Zayo Group LLC / Zayo Capital, Inc. 8.1250%, 1/1/20	2,160,475

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 41

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Investment Management and Advisory Services – 0.5%
$7,350,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	$7,699,125
4,125,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	4,372,500
		12,071,625
Machinery – Construction and Mining – 0.5%
12,341,000	Terex Corp. 6.0000%, 5/15/21	12,988,903
Medical – Drugs – 0.8%
18,061,000	VPI Escrow Corp. 6.3750%, 10/15/20 (144A)	19,370,423
Medical – Hospitals – 1.5%
11,026,000	HCA Holdings, Inc. 7.7500%, 5/15/21	11,963,210
11,174,000	HCA, Inc. 6.5000%, 2/15/20	12,570,750
11,599,000	Universal Health Services, Inc. 7.0000%, 10/1/18	12,787,897
		37,321,857
Medical – Outpatient and Home Medical Care – 0%
660,000	ResCare, Inc. 10.7500%, 1/15/19	732,600
Medical Instruments – 0.3%
6,996,000	Physio-Control International, Inc. 9.8750%, 1/15/19 (144A)	7,678,110
Medical Labs and Testing Services – 0.2%
4,636,000	Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.7500%, 1/15/18	4,079,680
Medical Products – 0.9%
9,288,000	Biomet, Inc. 6.5000%, 8/1/20 (144A)	9,868,500
10,924,000	Biomet, Inc. 6.5000%, 10/1/20 (144A)	10,855,725
542,000	DJO Finance LLC / DJO Finance Corp. 8.7500%, 3/15/18 (144A)	592,135
1,357,000	DJO Finance LLC / DJO Finance Corp. 9.8750%, 4/15/18 (144A)	1,401,103
		22,717,463
Multi-Line Insurance – 1.1%
1,371,000	American International Group, Inc. 6.2500%, 3/15/37	1,463,542
19,356,000	American International Group, Inc. 8.1750%, 5/15/58‡	25,211,190
		26,674,732
Multimedia – 0.4%
8,265,000	Truven Health Analytics, Inc. 10.6250%, 6/1/20 (144A)	8,802,225
Music – 0.1%
2,698,000	WMG Acquisition Corp. 6.0000%, 1/15/21 (144A)	2,846,390
Office Furnishings – Original – 0.3%
6,049,000	Interface, Inc. 7.6250%, 12/1/18	6,495,114
Office Supplies and Forms – 0.1%
2,345,000	Mead Products LLC / ACCO Brands Corp. 6.7500%, 4/30/20 (144A)	2,462,250
Oil – Field Services – 1.4%
8,287,000	Basic Energy Services, Inc. 7.7500%, 2/15/19	8,245,565
12,405,000	Basic Energy Services, Inc. 7.7500%, 10/15/22 (144A)	12,094,875
5,361,000	Calfrac Holdings L.P. 7.5000%, 12/1/20 (144A)	5,307,390
7,075,000	Hiland Partners L.P. / Hiland Partners Finance Corp 7.2500%, 10/1/20 (144A)	7,570,250
		33,218,080
Oil and Gas Drilling – 0.9%
2,692,000	Atwood Oceanics, Inc. 6.5000%, 2/1/20	2,893,900
5,698,000	Drill Rigs Holdings, Inc. 6.5000%, 10/1/17 (144A)	5,669,510
1,650,000	Precision Drilling Corp. 6.5000%, 12/15/21	1,757,250
10,657,000	Sidewinder Drilling, Inc. 9.7500%, 11/15/19 (144A)	10,710,285
		21,030,945
Oil Companies – Exploration and Production – 14.2%
22,394,000	Aurora USA Oil & Gas, Inc. 9.8750%, 2/15/17 (144A)	23,961,580
2,170,000	Carrizo Oil & Gas, Inc. 7.5000%, 9/15/20	2,229,675
5,962,000	Chaparral Energy, Inc. 9.8750%, 10/1/20	6,781,775
8,016,000	Chaparral Energy, Inc. 8.2500%, 9/1/21	8,697,360
5,189,000	Cimarex Energy Co. 5.8750%, 5/1/22	5,681,955
3,322,000	Continental Resources, Inc. 7.1250%, 4/1/21	3,753,860
14,857,000	Continental Resources, Inc. 5.0000%, 9/15/22	16,008,417
3,311,000	Denbury Resources, Inc. 6.3750%, 8/15/21	3,642,100
10,725,000	EP Energy LLC / EP Energy Finance, Inc. 9.3750%, 5/1/20	12,092,437
2,743,000	EP Energy LLC / Everest Acquisition Finance, Inc. 7.7500%, 9/1/22	2,907,580
20,028,000	EV Energy Partners L.P. / EV Energy Finance Corp. 8.0000%, 4/15/19	21,254,715
10,846,000	Forest Oil Corp. 7.5000%, 9/15/20 (144A)	11,388,300
16,800,000	Halcon Resources Corp. 9.7500%, 7/15/20 (144A)	18,144,000
2,664,000	Halcon Resources Corp. 8.8750%, 5/15/21 (144A)	2,823,840
6,808,000	Harvest Operations Corp. 6.8750%, 10/1/17	7,556,880

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

42 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – (continued)

$3,322,000	Hilcorp Energy I L.P. / Hilcorp Finance Co. 7.6250%, 4/15/21 (144A)	$3,620,980
4,467,000	Kodiak Oil & Gas Corp. 8.1250%, 12/1/19	4,924,868
3,831,000	Laredo Petroleum, Inc. 7.3750%, 5/1/22	4,156,635
4,900,000	Linn Energy LLC / Linn Energy Finance Corp. 6.5000%, 5/15/19	4,949,000
27,165,000	Linn Energy LLC / Linn Energy Finance Corp. 6.2500%, 11/1/19 (144A)	27,300,825
7,287,000	Newfield Exploration Co. 5.7500%, 1/30/22	8,015,700
4,241,000	Oasis Petroleum, Inc. 6.5000%, 11/1/21	4,506,063
10,657,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	11,802,628
10,657,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	12,175,622
13,738,000	Quicksilver Resources, Inc. 7.1250%, 4/1/16	10,990,400
33,195,000	Samson Investment Co. 9.7500%, 2/15/20 (144A)	35,103,712
10,351,000	SandRidge Energy, Inc. 8.1250%, 10/15/22	11,334,345
5,486,000	SandRidge Energy, Inc. 7.5000%, 2/15/23	5,870,020
2,649,000	SM Energy Co. 6.6250%, 2/15/19	2,794,695
4,197,000	SM Energy Co. 6.5000%, 11/15/21	4,490,790
2,629,000	SM Energy Co. 6.5000%, 1/1/23	2,813,030
10,657,000	Stone Energy Corp. 7.5000%, 11/15/22	11,083,280
4,823,000	Vanguard Natural Resources LLC / VNR Finance Corp. 7.8750%, 4/1/20	5,040,035
12,227,000	Venoco, Inc. 8.8750%, 2/15/19	11,462,813
3,846,000	W&T Offshore, Inc. 8.5000%, 6/15/19	4,134,450
14,920,000	W&T Offshore, Inc. 8.5000%, 6/15/19 (144A)	16,039,000
		349,533,365
Oil Field Machinery and Equipment – 0.4%
10,285,000	Dresser-Rand Group, Inc. 6.5000%, 5/1/21	10,902,100
Oil Refining and Marketing – 0.2%
4,890,000	Frontier Oil Corp. 6.8750%, 11/15/18	5,256,750
Pharmacy Services – 0.5%
10,063,000	Omnicare, Inc. 7.7500%, 6/1/20	11,169,930
Pipelines – 4.8%
3,247,000	Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp. 6.6250%, 10/1/20 (144A)	3,360,645
10,450,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 7.7500%, 4/1/19	10,841,875
10,701,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 7.7500%, 4/1/19 (144A)	11,102,287
20,543,000	Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.8750%, 2/15/18	22,186,440
9,865,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	11,179,649
8,031,000	Holly Energy Partners L.P. / Holly Energy Finance Corp. 6.5000%, 3/1/20 (144A)	8,593,170
2,617,000	Inergy Midstream L.P. / NRGM Finance Corp. 6.0000%, 12/15/20 (144A)	2,702,053
10,643,000	MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 6.2500%, 6/15/22	11,600,870
6,565,000	MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 5.5000%, 2/15/23	7,123,025
4,030,000	Regency Energy Partners L.P. / Regency Energy Finance Corp. 6.8750%, 12/1/18	4,392,700
4,291,000	Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.5000%, 4/15/23	4,580,643
10,079,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.3750%, 8/1/22 (144A)	10,986,110
6,411,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.2500%, 5/1/23 (144A)	6,635,385
2,724,000	Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.8750%, 10/1/20 (144A)	2,826,150
		118,111,002
Printing – Commercial – 1.4%
14,412,000	American Reprographics Co. 10.5000%, 12/15/16	14,159,790
22,331,000	Cenveo Corp. 8.8750%, 2/1/18	21,214,450
		35,374,240
Publishing – Periodicals – 0.4%
10,867,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20 (144A)	10,812,665
Quarrying – 0.2%
4,438,000	Vulcan Materials Co. 7.0000%, 6/15/18	4,903,990

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 43

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Radio – 1.2%
$16,708,000	Entercom Radio LLC 10.5000%, 12/1/19	$18,378,800
9,292,000	Townsquare Radio LLC / Townsquare Radio, Inc. 9.0000%, 4/1/19 (144A)	10,197,970
		28,576,770
Real Estate Management/Services – 2.0%
14,349,000	Kennedy-Wilson, Inc. 8.7500%, 4/1/19 (144A)	15,281,685
22,728,000	Kennedy-Wilson, Inc. 8.7500%, 4/1/19	24,205,320
8,757,000	Realogy Corp. 11.5000%, 4/15/17	9,479,452
		48,966,457
REIT – Hotels – 0.5%
2,106,000	Felcor Lodging L.P. 5.6250%, 3/1/23 (144A)	2,095,470
1,965,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	2,009,213
6,146,000	Host Hotels & Resorts L.P. 6.0000%, 10/1/21	7,052,535
		11,157,218
REIT – Office Property – 0.8%
15,945,000	SL Green Realty Corp. 7.7500%, 3/15/20	19,826,204
Rental Auto/Equipment – 1.1%
3,237,000	HDTFS, Inc. 5.8750%, 10/15/20 (144A)	3,382,665
4,343,000	Hertz Corp. 7.5000%, 10/15/18	4,799,015
13,160,000	United Rentals, Inc. 5.7500%, 7/15/18 (144A)	14,179,900
979,000	United Rentals, Inc. 7.3750%, 5/15/20 (144A)	1,074,452
3,729,000	United Rentals, Inc. 6.1250%, 6/15/23	3,934,095
		27,370,127
Research & Development – 0.2%
4,470,000	Jaguar Holding Co. II / Jaguar Merger Sub, Inc. 9.5000%, 12/1/19 (144A)	5,073,450
Retail – Apparel and Shoe – 0.4%
2,649,000	J Crew Group, Inc. 8.1250%, 3/1/19	2,801,318
7,400,000	PVH Corp. 4.5000%, 12/15/22	7,474,000
		10,275,318
Retail – Drug Store – 0.7%
9,863,000	Rite Aid Corp. 9.5000%, 6/15/17	10,294,506
3,651,000	Rite Aid Corp. 10.2500%, 10/15/19	4,162,140
2,425,000	Rite Aid Corp. 9.2500%, 3/15/20	2,582,625
		17,039,271
Retail – Leisure Products – 0.2%
4,157,000	Steinway Musical Instruments, Inc. 7.0000%, 3/1/14 (144A)	4,162,238
Retail – Perfume and Cosmetics – 0.8%
11,244,000	Sally Holdings LLC / Sally Capital, Inc. 6.8750%, 11/15/19	12,424,620
5,523,000	Sally Holdings LLC / Sally Capital, Inc. 5.7500%, 6/1/22	5,992,455
		18,417,075
Retail – Propane Distribution – 1.2%
13,406,000	AmeriGas Finance LLC / AmeriGas Finance Corp. 7.0000%, 5/20/22	14,914,175
2,051,000	Ferrellgas L.P. / Ferrellgas Finance Corp. 9.1250%, 10/1/17	2,220,207
5,254,000	Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp. 8.6250%, 6/15/20	5,254,000
7,168,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 7.3750%, 8/1/21	7,795,200
		30,183,582
Retail – Restaurants – 1.5%
8,289,000	DineEquity, Inc. 9.5000%, 10/30/18	9,418,376
15,375,000	Landry’s, Inc. 9.3750%, 5/1/20 (144A)	16,220,625
10,572,000	Wok Acquisition Corp. 10.2500%, 6/30/20 (144A)	11,245,965
		36,884,966
Retail – Sporting Goods – 0%
658,000	Academy, Ltd. / Academy Finance Corp. 9.2500%, 8/1/19 (144A)	730,380
Retail – Toy Store – 1.2%
3,395,000	Toys R Us Property Co. II LLC 8.5000%, 12/1/17	3,598,700
23,759,000	Toys R Us, Inc. 10.3750%, 8/15/17	24,768,757
		28,367,457
Semiconductor Equipment – 0.6%
13,263,000	Sensata Technologies B.V. 6.5000%, 5/15/19 (144A)	14,125,095
Steel – Producers – 1.1%
3,216,000	Edgen Murray Corp. 8.7500%, 11/1/20 (144A)	3,248,160
10,939,000	Steel Dynamics, Inc. 6.1250%, 8/15/19 (144A)	11,595,340
10,939,000	Steel Dynamics, Inc. 6.3750%, 8/15/22 (144A)	11,595,340
		26,438,840
Telecommunication Services – 0.9%
18,493,000	Level 3 Communications, Inc. 11.8750%, 2/1/19	21,313,182
1,654,000	Level 3 Communications, Inc. 8.8750%, 6/1/19 (144A)	1,761,510
		23,074,692

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

44 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Telephone – Integrated – 2.3%
$8,991,000	Level 3 Financing, Inc. 10.0000%, 2/1/18	$10,024,965
13,281,000	Level 3 Financing, Inc. 9.3750%, 4/1/19	14,841,517
4,428,000	Level 3 Financing, Inc. 8.1250%, 7/1/19	4,826,520
8,775,000	Level 3 Financing, Inc. 7.0000%, 6/1/20 (144A)	9,169,875
3,150,000	Virgin Media Finance PLC 8.3750%, 10/15/19	3,575,250
9,264,000	Virgin Media Finance PLC 4.8750%, 2/15/22	9,472,440
4,682,000	Windstream Corp. 7.7500%, 10/15/20	5,056,560
		56,967,127
Theaters – 0.4%
7,919,000	National CineMedia LLC 7.8750%, 7/15/21	8,770,293
Transportation – Air Freight – 0.3%
7,291,000	Air Medical Group Holdings, Inc. 9.2500%, 11/1/18	8,056,555
Transportation – Railroad – 0.4%
10,207,000	Florida East Coast Railway Corp. 8.1250%, 2/1/17	10,819,420
118,000	Kansas City Southern de Mexico S.A. de C.V. 6.1250%, 6/15/21	133,340
		10,952,760
Transportation – Truck – 0.7%
14,635,000	Swift Services Holdings, Inc. 10.0000%, 11/15/18	16,061,913
Water Treatment Systems – 1.0%
6,331,000	Heckmann Corp. 9.8750%, 4/15/18 (144A)	6,489,275
17,789,000	Heckmann Corp. 9.8750%, 4/15/18	18,367,142
		24,856,417
Wireless Equipment – 0.4%
9,357,000	Crown Castle International Corp. 5.2500%, 1/15/23 (144A)	10,011,990
X-Ray Equipment – 0.2%
5,512,000	Hologic, Inc. 6.2500%, 8/1/20 (144A)	5,939,180

Total Corporate Bonds (cost $2,045,498,894)		2,160,395,884

Preferred Stock – 0.3%
Transportation – Railroad – 0.3%
59,300	Genesee & Wyoming, Inc., 5.0000% (cost $6,039,400)	6,606,613

Money Market – 4.3%
105,764,510	Janus Cash Liquidity Fund LLC, 0% (cost $105,764,510)	105,764,510

Total Investments (total cost $2,303,579,456) – 98.5%		2,421,127,308

Cash, Receivables and Other Assets, net of Liabilities**– 1.5%		37,630,392

Net Assets – 100%		$2,458,757,700

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$18,323,388	0.8%
Bermuda	4,781,880	0.2%
Canada	25,487,779	1.1%
Ireland	15,641,961	0.6%
Luxembourg	11,969,205	0.5%
Marshall Islands	5,669,510	0.2%
Mexico	133,340	0.0%
Netherlands	30,324,595	1.2%
Spain	5,701,675	0.2%
United Kingdom	20,674,205	0.9%
United States††	2,282,419,770	94.3%

Total	$2,421,127,308	100.0%

††	Includes Cash Equivalents of 4.4%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 45

Janus Short-Term Bond Fund (unaudited)

Fund Snapshot
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about overall portfolio allocations.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

For the six-month period ended December 31, 2012, Janus Short-Term Bond Fund’s Class T Shares returned 1.16%, compared with a 0.67% return for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index.

Investment Environment

Short duration credit gained modestly in the second half of 2012, supported by central banks’ continued accommodative monetary policy, progress toward resolving Europe’s debt problems and signs of stability, if not improvement, in the global economy. U.S. Treasury securities remained anchored by the Federal Reserve’s commitment to keeping short-term interest rates low until the U.S. economy improves; this low-interest-rate environment continued to drive investors into higher-yielding risk assets including short-term bonds.

Performance discussion

Janus Short-Term Bond Fund outperformed its benchmark during the period. Our overweight allocation to corporate credit, as well as the additional income generated by our higher yielding bonds relative to the index, contributed to outperformance during the period.

From a credit sector standpoint, banking, real estate investment trusts (REITs) and non-captive diversified financial names were among the greatest contributors to outperformance. Top sector detractors included wireless, wireline and media cable communications.

Among individual credit names, insurer American International Group (AIG) was a top contributor to relative performance. In December, once-embattled AIG finished repaying the U.S. government for a $182 billion bailout it received at the height of the credit crisis, largely by selling non-core assets. We had long believed the market did not fully appreciate the progress that AIG was making, a thesis that played out as we had expected in 2012.

Detractors were led by marketing and publishing company Visant Corp., which recently had to delay a plant closure and associated cost savings to ensure high quality and timely delivery of yearbooks during peak production.

Outlook

We believe that short term credit remains attractive, considering the massive liquidity in the fixed income markets and the ease with which companies are currently able to refinance debt. We believe it will be a long time before the U.S. unemployment rate, currently around 7.8%, reaches 6.5%, and – taking the Fed’s promise at face value – that would mean short-term rates likely will be anchored for quite a while.

At period end we held a considerably overweight allocation to credit compared with the benchmark. While this adds credit risk, we believe that in this zero-rate, high-liquidity environment the odds of a market freeze similar to what occurred in 2007 are low. We are confident that the bonds we hold will be in demand in almost any market environment.

Nevertheless, we are keeping a close eye on rates. Global central banks have flooded the financial system with liquidity and continue to demonstrate their willingness to keep the spigot open. If the unconventional policies they are engaging in begin to be viewed as unsustainable or ineffective, we could see skepticism reflected in rising rates. At some point, when the Fed’s short-term anchor becomes unhitched, the two-year Treasury bond rate may rise quickly.

As long as two-year Treasury rates remain exceptionally low, we expect continued demand for higher yielding short-term corporate credit. However, as always, we believe that security selection ultimately will drive outcomes in these markets.

Top Contributors

AIG:  American International Group is a global insurer that provides property-casualty insurance, life insurance

46 | DECEMBER 31, 2012

(unaudited)

and retirement services. AIG recently finished repaying its debt to the U.S. government, largely by selling non-core assets.

CIT Group:  Through its subsidiaries, CIT Group provides lending, advisory and commercial banking services to small and middle market businesses. In our opinion, its management team has made progress across almost all fronts: credit quality improvement, funding cost improvement, market and organic asset growth opportunities/market share gains.

JPMorgan Chase & Co.: JPMorgan continued to maintain one of the strongest balance sheets in the industry, despite the cost of correcting a large trading loss announced in the second quarter of 2012. It has highly diversified businesses that have helped the company manage through credit losses and increased regulation while maintaining profitability.

Top Detractors

Visant:  Visant Corporation provides marketing and publishing services. A dominant player in the school yearbook category and beauty sampling business, Visant generated substantial free cash flow and is focused on paying down debt.

Prudential:  Prudential, a life insurance company, was neutral for performance during the period, and the only remaining credit that we held matured in September. In our opinion, the life insurance sector features relatively tight valuations despite significant interest-rate headwinds that may lead to earnings and capital volatility.

On behalf of every member of our investment team, thank you for your investment in Janus Short-Term Bond Fund. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

Janus Fixed Income & Money Market Funds | 47

Janus Short-Term Bond Fund (unaudited)

Janus Short-Term Bond Fund At A Glance

Fund Profile
December 31, 2012

Weighted Average Maturity	2.6
Average Effective Duration*	2.0
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	0.65%
With Reimbursement	0.71%
Class A Shares at MOP
Without Reimbursement	0.63%
With Reimbursement	0.69%
Class C Shares***
Without Reimbursement	-0.13%
With Reimbursement	-0.03%
Class D Shares
Without Reimbursement	0.78%
With Reimbursement	0.72%
Class I Shares
Without Reimbursement	0.88%
With Reimbursement	0.97%
Class N Shares
Without Reimbursement	0.94%
With Reimbursement	0.97%
Class S Shares
Without Reimbursement	0.44%
With Reimbursement	0.46%
Class T Shares
Without Reimbursement	0.69%
With Reimbursement	0.72%
Number of Bonds/Notes	210

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Investment Securities)
December 31, 2012

AAA	1.9%
AA	28.1%
A	21.4%
BBB	30.4%
BB	11.9%
B	2.8%
Other	3.5%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2012

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Emerging markets comprised 0.4% of total net assets.

48 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012						Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Short-Term Bond Fund – Class A Shares

NAV	1.49%	3.42%	4.15%	3.51%	4.20%	0.94%	0.80%

MOP	–1.08%	0.78%	3.15%	3.01%	3.96%

Janus Short-Term Bond Fund – Class C Shares

NAV	1.10%	2.68%	3.54%	2.89%	3.53%	1.68%	1.55%

CDSC	0.10%	1.67%	3.54%	2.89%	3.53%

Janus Short-Term Bond Fund – Class D Shares(1)	1.21%	3.53%	4.31%	3.83%	4.60%	0.74%	0.69%

Janus Short-Term Bond Fund – Class I Shares	1.61%	3.68%	4.24%	3.72%	4.43%	0.64%	0.55%

Janus Short-Term Bond Fund – Class N Shares	1.61%	3.42%	4.24%	3.80%	4.58%	0.60%	0.55%

Janus Short-Term Bond Fund – Class S Shares	1.03%	3.23%	3.81%	3.27%	4.01%	1.09%	1.05%

Janus Short-Term Bond Fund – Class T Shares	1.16%	3.42%	4.24%	3.80%	4.58%	0.84%	0.80%

Barclays 1-3 Year U.S. Government/Credit Index	0.67%	1.26%	2.88%	3.13%	4.62%**

Lipper Quartile – Class T Shares	–	3rd	1st	1st	2nd

Lipper Ranking – based on total returns for Short Investment Grade Debt Funds	–	141/262	17/189	19/113	7/23

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Fixed Income & Money Market Funds | 49

Janus Short-Term Bond Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 2.50%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The expense ratios for Class A Shares and Class N Shares shown are estimated.

The Fund’s performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of Fixed Income Funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

The Fund invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

September 3, 1992 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

50 | DECEMBER 31, 2012

(unaudited)

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – September 1, 1992
**	The Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.
(1)	Closed to new investors.

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,015.10	$4.11

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,011.00	$7.91

Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.93

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,012.10	$3.55

Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,016.10	$2.79

Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	7/1/2012	(12/31/12)	(7/1/12 - 12/31/12)*

Actual	$1,000.00	$1,014.60	$2.79

Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,010.30	$5.32

Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,011.60	$4.06

Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08

†	Expenses are equal to the net annualized expense ratio of 0.81% for Class A Shares, 1.56% for Class C Shares, 0.70% for Class D Shares, 0.55% for Class I Shares, 0.55% for Class N Shares, 1.05% for Class S Shares and 0.80% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Fixed Income & Money Market Funds | 51

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 4.4%
$16,507,000	AmeriCredit Automobile Receivables Trust 1.9300%, 8/8/18	$16,749,059
28,885,296	Banc of America Large Loan, Inc. 2.5090%, 11/15/15 (144A),‡	28,825,763
8,835,000	Gracechurch Card Funding PLC 0.9090%, 6/15/17 (144A),‡	8,926,584
30,586,000	Permanent Master Issuer PLC 1.8903%, 7/15/42 (144A),‡	31,241,917
12,782,000	Santander Drive Auto Receivables Trust 1.9400%, 4/16/18	12,776,516
13,931,000	SMART Trust 1.5400%, 3/14/15 (144A)	14,002,995
18,233,000	SMART Trust 2.5200%, 11/14/16 (144A)	18,676,372
3,797,000	SMART Trust 0.9700%, 3/14/17	3,795,481

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $133,810,832)		134,994,687

Bank Loans – 0.6%
Advertising Sales – 0.3%
11,151,826	Visant Corp. 5.2500%, 12/22/16‡	10,106,343
Broadcast Services and Programming – 0.1%
3,690,293	Sinclair Television Group, Inc. 4.0000%, 10/28/16‡	3,705,939
Metal – Iron – 0.2%
4,801,965	Fortescue Metals Group, Ltd. 5.2500%, 10/18/17‡	4,837,980

Total Bank Loans (cost $19,639,685)		18,650,262

Corporate Bonds – 69.4%
Advertising Services – 0.1%
1,565,000	WPP Finance UK 5.8750%, 6/15/14	1,659,313
Aerospace and Defense – Equipment – 1.0%
9,644,000	Exelis, Inc. 4.2500%, 10/1/16	10,166,994
13,491,000	TransDigm, Inc. 7.7500%, 12/15/18	14,924,419
5,923,000	United Technologies Corp. 1.2000%, 6/1/15	6,007,794
		31,099,207
Agricultural Chemicals – 0.2%
4,117,000	CF Industries, Inc. 6.8750%, 5/1/18	5,029,381
Airlines – 0.3%
8,964,000	Southwest Airlines Co. 5.2500%, 10/1/14	9,540,278
Automotive – Cars and Light Trucks – 0.7%
20,151,000	Nissan Motor Acceptance Corp. 1.9500%, 9/12/17 (144A)	20,426,303
Beverages – Non-Alcoholic – 0.9%
29,154,000	PepsiCo, Inc. 0.7000%, 8/13/15	29,191,201
Brewery – 0.1%
2,595,000	Anheuser-Busch InBev Worldwide, Inc. 2.5000%, 3/26/13	2,606,986
Building – Residential and Commercial – 0.3%
8,441,000	Lennar Corp. 5.6000%, 5/31/15	8,989,665
Building Products – Cement and Aggregate – 0.2%
5,065,000	CRH America, Inc. 5.3000%, 10/15/13	5,232,307
Cable/Satellite Television – 0%
1,013,000	Time Warner Cable, Inc. 6.2000%, 7/1/13	1,040,806
Casino Hotels – 0.7%
14,434,000	MGM Resorts International 6.6250%, 7/15/15	15,480,465
5,872,000	MGM Resorts International 11.1250%, 11/15/17	6,400,480
		21,880,945
Cellular Telecommunications – 0.1%
1,562,000	Cellco Partnership / Verizon Wireless Capital LLC 7.3750%, 11/15/13	1,650,983
1,604,000	Cellco Partnership / Verizon Wireless Capital LLC 5.5500%, 2/1/14	1,683,789
		3,334,772
Chemicals – Diversified – 0.5%
1,105,000	Dow Chemical Co. 7.6000%, 5/15/14	1,206,418
7,440,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	8,221,200
6,612,000	Rohm & Hass Co. 5.6000%, 3/15/13	6,674,642
		16,102,260
Chemicals – Specialty – 1.2%
13,923,000	Ecolab, Inc. 2.3750%, 12/8/14	14,371,836
5,655,000	Ecolab, Inc. 1.0000%, 8/9/15	5,670,794
15,970,000	Ecolab, Inc. 1.4500%, 12/8/17	15,897,448
		35,940,078
Coatings and Paint Products – 0.5%
13,567,000	RPM International, Inc. 6.2500%, 12/15/13	14,221,648
Commercial Banks – 5.9%
3,896,000	Associated Banc-Corp 1.8750%, 3/12/14	3,896,580
19,001,000	BBVA U.S. Senior S.A. Unipersonal 4.6640%, 10/9/15	19,482,048
16,882,000	Canadian Imperial Bank of Commerce 1.4500%, 9/13/13	17,010,540
39,305,000	CIT Group, Inc. 5.0000%, 5/15/17	41,663,300
13,856,000	HSBC Bank PLC 1.6250%, 8/12/13 (144A)	13,952,992
7,324,000	National Bank of Canada 1.6500%, 1/30/14 (144A)	7,423,606

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

52 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Commercial Banks – (continued)

$16,966,000	Nordea Bank A.B. 1.7500%, 10/4/13 (144A)	$17,125,362
14,778,000	Regions Financial Corp. 7.7500%, 11/10/14	16,385,846
16,052,000	Royal Bank of Canada 1.2000%, 9/19/17	16,090,525
17,979,000	Santander U.S. Debt S.A. Unipersonal 2.4850%, 1/18/13 (144A)	17,979,108
3,849,000	Westpac Securities NZ, Ltd. 2.6250%, 1/28/13 (144A)	3,854,962
5,139,000	Zions Bancorp 7.7500%, 9/23/14	5,612,585
1,493,000	Zions Bancorp 4.0000%, 6/20/16	1,535,997
		182,013,451
Commercial Services – Finance – 0.7%
22,147,000	Experian Finance PLC 2.3750%, 6/15/17 (144A)	22,531,029
Computer Aided Design – 0.5%
15,088,000	Autodesk, Inc. 1.9500%, 12/15/17	15,013,013
Computers – Memory Devices – 0.3%
8,868,000	Seagate Technology International 10.0000%, 5/1/14 (144A)	9,544,185
Data Processing and Management – 1.1%
15,293,000	Dun & Bradstreet Corp. 3.2500%, 12/1/17	15,454,983
18,156,000	Fiserv, Inc. 3.1250%, 10/1/15	19,035,713
		34,490,696
Diversified Banking Institutions – 8.5%
4,693,000	Bank of America Corp. 4.5000%, 4/1/15	5,002,391
10,628,000	Bank of America Corp. 1.5000%, 10/9/15	10,682,341
15,405,000	Bank of America Corp. 3.6250%, 3/17/16	16,323,092
4,132,000	Bank of America Corp. 3.7500%, 7/12/16	4,416,807
37,151,000	Citigroup, Inc. 5.0000%, 9/15/14	39,086,121
7,085,000	Citigroup, Inc. 4.8750%, 5/7/15	7,532,127
26,314,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	27,853,974
17,502,000	JPMorgan Chase & Co. 4.8750%, 3/15/14	18,261,219
37,163,000	JPMorgan Chase & Co. 5.1500%, 10/1/15	40,847,600
6,775,000	Morgan Stanley 4.2000%, 11/20/14	7,068,967
16,451,000	Morgan Stanley 3.4500%, 11/2/15	17,140,445
6,581,000	Morgan Stanley 3.8000%, 4/29/16	6,908,635
30,705,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	31,423,804
25,677,000	UBS A.G. 2.2500%, 8/12/13	25,922,626
2,035,000	UBS A.G. 5.8750%, 7/15/16	2,270,539
		260,740,688
Diversified Financial Services – 1.8%
13,024,000	General Electric Capital Corp. 1.8750%, 9/16/13	13,152,443
3,296,000	General Electric Capital Corp. 5.9000%, 5/13/14	3,532,373
10,418,000	General Electric Capital Corp. 2.1500%, 1/9/15	10,700,692
13,522,000	General Electric Capital Corp. 2.3750%, 6/30/15	13,967,915
12,071,000	General Electric Capital Corp. 2.9500%, 5/9/16	12,715,205
		54,068,628
Diversified Operations – 1.2%
17,182,000	Eaton Corp. 0.9500%, 11/2/15 (144A)	17,234,268
920,000	Eaton Corp. PLC 4.9000%, 5/15/13	934,904
18,054,000	General Electric Co. 0.8500%, 10/9/15	18,117,640
		36,286,812
Electric – Distribution – 0.2%
5,107,000	SP PowerAssets, Ltd. 5.0000%, 10/22/13 (144A)	5,259,362
Electric – Generation – 0.1%
2,190,000	AES Corp. 7.7500%, 10/15/15	2,458,275
Electric – Integrated – 1.9%
8,606,000	Calpine Construction Finance Co. L.P. / CCFC Finance Corp. 8.0000%, 6/1/16 (144A)	9,143,875
5,726,000	CMS Energy Corp. 2.7500%, 5/15/14	5,806,737
1,393,000	Duke Energy Corp. 6.3000%, 2/1/14	1,475,808
844,000	Georgia Power Co. 6.0000%, 11/1/13	881,438
1,266,000	Monongahela Power Co., Inc. 7.9500%, 12/15/13 (144A)	1,349,627
4,220,000	Nisource Finance Corp. 5.4000%, 7/15/14	4,497,072
14,681,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	15,459,886
15,829,000	Southern Co. 1.9500%, 9/1/16	16,312,718
4,220,000	Union Electric Co. 4.6500%, 10/1/13	4,321,833
		59,248,994

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 53

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Electronic Components – Semiconductors – 1.2%
$25,900,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	$26,204,351
9,303,000	STATS ChipPAC, Ltd. 7.5000%, 8/12/15 (144A)	9,907,695
		36,112,046
Electronic Measuring Instruments – 0.4%
11,102,000	FLIR Systems, Inc. 3.7500%, 9/1/16	11,382,126
Engineering – Research and Development Services – 0.7%
21,907,000	URS Corp. 3.8500%, 4/1/17 (144A)	22,567,255
Fiduciary Banks – 0.1%
1,688,000	Northern Trust Corp. 5.5000%, 8/15/13	1,740,012
Finance – Auto Loans – 2.4%
9,369,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	10,215,836
9,284,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	9,681,754
27,311,000	Ford Motor Credit Co. LLC 2.7500%, 5/15/15	27,872,787
9,606,000	Ford Motor Credit Co. LLC 5.6250%, 9/15/15	10,518,897
15,064,000	PACCAR Financial Corp. 0.7500%, 8/14/15	15,083,071
		73,372,345
Finance – Credit Card – 0.2%
5,756,000	American Express Credit Corp. 1.7500%, 6/12/15	5,876,554
Finance – Investment Bankers/Brokers – 1.2%
5,740,000	Merrill Lynch & Co., Inc. 5.4500%, 2/5/13	5,764,917
8,441,000	Merrill Lynch & Co., Inc. 6.1500%, 4/25/13	8,576,503
19,938,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	20,962,395
1,730,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	1,843,749
		37,147,564
Finance – Other Services – 0.1%
2,429,000	National Rural Utilities Cooperative Finance Corp. 5.5000%, 7/1/13	2,490,031
Food – Confectionary – 0.6%
10,973,000	WM Wrigley Jr. Co. 3.0500%, 6/28/13 (144A)	11,103,239
8,475,000	WM Wrigley Jr. Co. 3.7000%, 6/30/14 (144A)	8,771,828
		19,875,067
Food – Meat Products – 0.2%
4,915,000	JBS USA LLC / JBS USA Finance, Inc. 11.6250%, 5/1/14	5,492,513
Food – Miscellaneous/Diversified – 2.4%
9,557,000	ARAMARK Corp. 8.5000%, 2/1/15	9,604,881
9,180,000	Dole Food Co., Inc. 8.7500%, 7/15/13	9,501,300
7,867,000	Dole Food Co., Inc. 13.8750%, 3/15/14	8,712,702
8,306,000	General Mills, Inc. 1.5500%, 5/16/14	8,413,322
7,112,000	Kraft Foods Group, Inc. 1.6250%, 6/4/15 (144A)	7,238,373
29,276,000	Mondelez International, Inc. 2.6250%, 5/8/13	29,461,610
456,000	Mondelez International, Inc. 6.7500%, 2/19/14	486,658
		73,418,846
Industrial Gases – 0.5%
15,194,000	Praxair, Inc. 2.1250%, 6/14/13	15,315,674
Linen Supply & Related Items – 0.2%
4,876,000	Cintas Corp. No. 2 2.8500%, 6/1/16	5,124,876
Machinery – Construction and Mining – 0.2%
5,953,000	Caterpillar, Inc. 0.9500%, 6/26/15	6,002,708
Machinery – Farm – 0.1%
2,532,000	Case New Holland, Inc. 7.8750%, 12/1/17	2,994,090
Machinery – General Industrial – 0.2%
5,459,000	Wabtec Corp. 6.8750%, 7/31/13	5,609,123
Medical – Drugs – 1.9%
40,954,000	AbbVie, Inc. 1.2000%, 11/6/15 (144A)	41,227,614
15,777,000	GlaxoSmithKline Capital PLC 0.7500%, 5/8/15	15,854,039
		57,081,653
Medical – Generic Drugs – 0.4%
13,214,000	Watson Pharmaceuticals, Inc. 1.8750%, 10/1/17	13,387,751
Metal – Iron – 0.1%
4,455,000	Cliffs Natural Resources, Inc. 3.9500%, 1/15/18	4,483,882
Metal Processors and Fabricators – 0.9%
8,637,000	Precision Castparts Corp. 0.7000%, 12/20/15	8,644,333
19,900,000	Precision Castparts Corp. 1.2500%, 1/15/18	19,932,855
		28,577,188
Money Center Banks – 0.5%
14,298,000	Mizuho Corporate Bank, Ltd. 1.5500%, 10/17/17 (144A)	14,312,341
Multi-Line Insurance – 2.0%
8,272,000	American International Group, Inc. 3.6500%, 1/15/14	8,493,235

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

54 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Multi-Line Insurance – (continued)

$32,718,000	American International Group, Inc. 4.2500%, 9/15/14	$34,465,108
18,163,000	American International Group, Inc. 2.3750%, 8/24/15	18,691,725
		61,650,068
Multimedia – 1.9%
26,340,000	Crown Castle Holdings LLC 2.3810%, 12/15/17 (144A)	26,468,776
16,911,000	NBCUniversal Media LLC 2.1000%, 4/1/14	17,220,505
13,725,000	Time Warner, Inc. 3.1500%, 7/15/15	14,514,119
		58,203,400
Office Automation and Equipment – 0%
939,000	Xerox Corp. 8.2500%, 5/15/14	1,024,248
Oil – Field Services – 0.8%
7,942,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	8,578,639
14,826,000	Schlumberger Investment S.A. 1.9500%, 9/14/16 (144A)	15,218,162
		23,796,801
Oil Companies – Exploration and Production – 2.5%
14,897,000	Canadian Natural Resources, Ltd. 1.4500%, 11/14/14	15,108,776
6,888,000	Continental Resources, Inc. 8.2500%, 10/1/19	7,714,560
12,373,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	13,177,245
19,348,000	Petrohawk Energy Corp. 7.8750%, 6/1/15	20,201,924
728,000	Range Resources Corp. 7.2500%, 5/1/18	764,400
7,605,000	SandRidge Energy, Inc. 9.8750%, 5/15/16	8,194,387
11,502,000	Whiting Petroleum Corp. 7.0000%, 2/1/14	12,048,345
		77,209,637
Oil Companies – Integrated – 2.3%
9,960,000	BP Capital Markets PLC 2.2480%, 11/1/16	10,362,225
42,033,000	Phillips 66 1.9500%, 3/5/15	42,887,783
14,751,000	Phillips 66 2.9500%, 5/1/17	15,633,656
2,861,000	Shell International Finance B.V. 1.8750%, 3/25/13	2,871,202
		71,754,866
Oil Refining and Marketing – 0.1%
4,052,000	Sunoco, Inc. 4.8750%, 10/15/14	4,276,870
Pharmacy Services – 3.2%
58,406,000	Express Scripts Holding Co. 2.7500%, 11/21/14 (144A)	60,251,337
30,383,000	Express Scripts Holding Co. 2.1000%, 2/12/15 (144A)	30,949,795
8,130,000	Express Scripts Holding Co. 3.1250%, 5/15/16	8,571,394
		99,772,526
Pipelines – 2.0%
16,243,000	DCP Midstream Operating L.P. 2.5000%, 12/1/17	16,156,457
8,487,000	Enterprise Products Operating LLC 1.2500%, 8/13/15	8,539,119
2,726,000	Kinder Morgan Energy Partners L.P. 5.0000%, 12/15/13	2,829,065
3,415,000	Kinder Morgan Finance Co. LLC 6.0000%, 1/15/18 (144A)	3,753,573
4,654,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	5,087,432
1,661,000	Kinder Morgan, Inc. 5.1500%, 3/1/15	1,765,590
17,704,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	19,076,361
5,942,000	TransCanada PipeLines, Ltd. 0.8750%, 3/2/15	5,975,661
		63,183,258
Property and Casualty Insurance – 0.5%
12,717,000	ACE INA Holdings, Inc. 2.6000%, 11/23/15	13,350,319
1,515,000	Chubb Corp. 5.2000%, 4/1/13	1,532,715
		14,883,034
Property Trust – 0.3%
8,301,000	WT Finance Aust Pty, Ltd. / Westfield Capital / WEA Finance LLC 5.1250%, 11/15/14 (144A)	8,900,365
Publishing – Books – 0.3%
10,797,000	Scholastic Corp. 5.0000%, 4/15/13	10,837,489
Publishing – Newspapers – 0.6%
17,021,000	Gannett Co., Inc. 6.3750%, 9/1/15	18,723,100
Publishing – Periodicals – 0.4%
10,143,000	Nielsen Finance LLC / Nielsen Finance Co. 7.7500%, 10/15/18	11,334,803
Real Estate Management/Services – 0.3%
8,441,000	CBRE Services, Inc. 11.6250%, 6/15/17	9,285,100
Reinsurance – 0.1%
2,786,000	Berkshire Hathaway Finance Corp. 4.6000%, 5/15/13	2,829,189
992,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	1,020,216
		3,849,405
REIT – Health Care – 1.1%
12,121,000	HCP, Inc. 5.6250%, 2/28/13	12,210,938

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 55

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

REIT – Health Care – (continued)

$13,430,000	HCP, Inc. 5.6500%, 12/15/13	$14,047,646
4,067,000	HCP, Inc. 2.7000%, 2/1/14	4,139,990
4,837,000	Healthcare Realty Trust, Inc. 5.1250%, 4/1/14	5,061,417
		35,459,991
REIT – Office Property – 0.5%
13,683,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	15,002,493
REIT – Regional Malls – 2.2%
61,350,000	Rouse Co. LLC 6.7500%, 11/9/15	64,340,812
3,355,000	Simon Property Group L.P. 4.9000%, 1/30/14	3,505,593
		67,846,405
REIT – Warehouse and Industrial – 0.5%
4,451,000	ProLogis L.P. 7.6250%, 8/15/14	4,869,007
5,116,000	Prologis L.P. 5.6250%, 11/15/15	5,644,969
5,416,000	Prologis L.P. 5.7500%, 4/1/16	6,036,115
		16,550,091
Retail – Drug Store – 0%
1,437,000	Walgreen Co. 4.8750%, 8/1/13	1,472,449
Retail – Regional Department Stores – 0.1%
3,879,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	3,885,024
Retail – Restaurants – 0.4%
10,424,000	Brinker International, Inc. 5.7500%, 6/1/14	11,026,413
Semiconductor Components/Integrated Circuits – 0.5%
15,122,000	Maxim Integrated Products, Inc. 3.4500%, 6/14/13	15,316,802
Steel – Producers – 0.6%
10,506,000	ArcelorMittal 4.2500%, 2/25/15	10,611,711
6,785,000	ArcelorMittal 4.2500%, 8/5/15	6,853,352
		17,465,063
Super-Regional Banks – 0.1%
3,123,000	PNC Funding Corp. 5.2500%, 11/15/15	3,489,493
Telephone – Integrated – 0.7%
21,654,000	British Telecommunications PLC 2.0000%, 6/22/15	22,260,702
Transportation – Railroad – 0.1%
3,618,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	3,988,845
Transportation – Services – 0.8%
19,690,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	20,167,758
844,000	FedEx Corp. 7.3750%, 1/15/14	901,892
2,121,000	United Parcel Service, Inc. 3.8750%, 4/1/14	2,210,196
		23,279,846
Trucking and Leasing – 1.0%
10,724,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 7/11/14 (144A)	10,836,034
20,596,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	20,651,485
		31,487,519

Total Corporate Bonds (cost $2,105,811,725)		2,137,530,034

U.S. Treasury Notes/Bonds – 23.8%
	U.S. Treasury Notes/Bonds:
52,073,000	1.7500%, 4/15/13	52,317,118
22,350,000	0.6250%, 4/30/13	22,389,291
4,276,000	1.1250%, 6/15/13	4,295,375
20,205,000	0.1250%, 9/30/13	20,199,484
10,533,000	0.2500%, 1/31/14	10,539,583
13,305,000	1.2500%, 2/15/14	13,459,365
194,623,000	0.2500%, 2/28/14	194,729,459
14,524,000	1.2500%, 3/15/14	14,704,417
11,511,000	0.2500%, 3/31/14	11,516,399
32,396,000	0.2500%, 4/30/14	32,409,930
9,275,000	0.2500%, 6/30/14	9,278,626
1,712,000	0.5000%, 8/15/14	1,719,490
57,102,000	0.2500%, 8/31/14	57,117,589
8,596,000	0.2500%, 9/15/14	8,598,011
73,900,000	0.2500%, 10/31/14	73,917,293
10,530,000	0.2500%, 1/15/15	10,526,715
18,202,000	0.2500%, 2/15/15	18,193,463
30,667,000	0.3750%, 3/15/15	30,729,285
23,138,000	0.3750%, 4/15/15	23,179,579
46,900,000	0.2500%, 8/15/15	46,815,721
12,938,000	0.2500%, 10/15/15	12,908,682
64,638,000	0.3750%, 11/15/15**	64,698,630

Total U.S. Treasury Notes/Bonds (cost $732,970,753)		734,243,505

Short-Term Taxable Variable Rate Demand Note – 0%

980,000	California Infrastructure & Economic Development Bank 0.4090%, 4/1/24‡ (cost $980,000)	980,000

Money Market – 3.0%
93,918,605	Janus Cash Liquidity Fund LLC, 0% (cost $93,918,605)	93,918,605

Total Investments (total cost $3,087,131,600) – 101.2%		3,120,317,093

Liabilities, net of Cash, Receivables and Other Assets– (1.2)%		(37,881,829)

Net Assets – 100%		$3,082,435,264

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

56 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$61,747,490	2.0%
Canada	66,696,540	2.1%
Cayman Islands	9,544,185	0.3%
Ireland	934,904	0.0%
Japan	14,312,341	0.5%
Luxembourg	32,683,225	1.0%
Mexico	3,988,845	0.1%
Netherlands	11,092,402	0.4%
New Zealand	3,854,962	0.1%
Singapore	15,167,057	0.5%
South Korea	8,578,639	0.3%
Spain	37,461,156	1.2%
Sweden	17,125,362	0.5%
Switzerland	28,193,165	0.9%
United Kingdom	142,430,574	4.6%
United States††	2,666,506,246	85.5%

Total	$3,120,317,093	100.0%

††	Includes Cash Equivalents of 3.0%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 57

Janus Money Market Funds (unaudited)

Janus Government Money Market Fund
Average Annual Total Return	Portfolio Manager
For the Periods Ended December 31, 2012	Eric Thorderson

Class D Shares(1)
Fiscal Year-to-Date	0.00%
1 Year	0.00%
5 Year	0.37%
10 Year	1.51%
Since Inception (February 14, 1995)	2.82%
Class T Shares
Fiscal Year-to-Date	0.00%
1 Year	0.00%
5 Year	0.37%
10 Year	1.51%
Since Inception (February 14, 1995)	2.82%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.0056%
Without Reimbursement	-0.4000%
Class T Shares
With Reimbursement	0.0056%
Without Reimbursement	-0.4200%

Expense Ratio
Per the October 26, 2012 prospectuses

Class D Shares(1)
Total Annual Fund Operating Expenses	0.69%
Class T Shares
Total Annual Fund Operating Expenses	0.71%

Janus Money Market
Fund
Average Annual Total Return	Portfolio Manager
For the Periods Ended December 31, 2012	Eric Thorderson

Class D Shares(1)
Fiscal Year-to-Date	0.00%
1 Year	0.00%
5 Year	0.43%
10 Year	1.59%
Since Inception (February 14, 1995)	2.91%
Class T Shares
Fiscal Year-to-Date	0.00%
1 Year	0.00%
5 Year	0.43%
10 Year	1.59%
Since Inception (February 14, 1995)	2.91%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.0040%
Without Reimbursement	-0.3800%
Class T Shares
With Reimbursement	0.0040%
Without Reimbursement	-0.4000%

Expense Ratio
Per the October 26, 2012 prospectuses

Class D Shares(1)
Total Annual Fund Operating Expenses	0.67%
Class T Shares
Total Annual Fund Operating Expenses	0.69%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Net expense ratios reflect fee waivers, if any, Janus Capital has voluntarily agreed to, including a waiver of one-half of its investment advisory fee and such additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

Class D Shares of each Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of each Fund’s former Class J Shares. If Class D Shares of each Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following each Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of each Fund than the total return.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

See “Explanations of Charts, Tables and Financial Statements.”

(1)	Closed to new investors.

58 | DECEMBER 31, 2012

Janus Government Money Market Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class D Shares	(7/1/12)	(12/31/12)	(7/1/12-12/31/12)†

Actual	$1,000.00	$1,000.00	$1.01

Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$1.02

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12-12/31/12)†

Actual	$1,000.00	$1,000.00	$1.01

Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$1.02

†	Expenses are equal to the net annualized expense ratio of 0.20% for Class D Shares and 0.20% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Money Market Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class D Shares	(7/1/12)	(12/31/12)	(7/1/12-12/31/12)†

Actual	$1,000.00	$1,000.00	$0.96

Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	$0.97

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12-12/31/12)†

Actual	$1,000.00	$1,000.00	$0.96

Hypothetical (5% return before expenses)	$1,000.00	$1,024.25	$0.97

†	Expenses are equal to the net annualized expense ratio of 0.19% for Class D Shares and 0.19% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Fixed Income & Money Market Funds | 59

Janus Government Money Market Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Principal Amount		Value

Repurchase Agreements – 19.6%
$30,700,000	Credit Suisse Securities (USA) LLC, 0.2200% dated 12/31/12, maturing 1/2/13 to be repurchased at $30,700,375 collateralized by $662,059,862 in U.S. Government Agencies 0.3714% – 5.7420%, 2/25/19 – 6/15/42 with a value of $31,314,057	$30,700,000
6,900,000	RBC Capital Markets Corp., 0.1800% dated 12/31/12, maturing 1/2/13 to be repurchased at $6,900,069 collateralized by $6,700,801 in U.S. Government Agencies 2.5000% – 4.0000%, 8/1/27 – 12/1/41 with a value of $7,038,000	6,900,000

Total Repurchase Agreements (amortized cost $37,600,000)		37,600,000

U.S. Government Agency Notes – 40.9%
	Army & Air Force Exchange Services:
5,000,000	0.2500%, 1/7/13ß	5,000,000
2,800,000	0.2542%, 1/14/13ß	2,800,000
1,600,000	0.2540%, 1/23/13ß	1,600,000
	Fannie Mae:
3,000,000	0.1702%, 1/10/13	2,999,872
2,000,000	0.1401%, 1/14/13	1,999,899
2,000,000	0.1401%, 1/23/13	1,999,829
2,500,000	0.1400%, 1/30/13	2,499,718
2,000,000	0.1300%, 2/6/13	1,999,740
3,000,000	0.1500%, 3/20/13	2,999,025
3,000,000	0.1502%, 4/18/13	2,998,662
3,000,000	0.1400%, 6/12/13	2,998,110
3,000,000	0.1351%, 8/1/13	2,997,085
	Federal Home Loan Bank System:
3,300,000	0.1300%, 2/1/13	3,299,631
2,500,000	0.1600%, 2/4/13	2,499,622
1,250,000	0.1602%, 5/15/13	1,249,255
4,000,000	0.1350%, 5/21/13	3,997,868
1,000,000	0.1600%, 5/29/13	999,548
2,510,000	0.1702%, 6/14/13	2,508,056
3,000,000	0.1370%, 6/19/13	2,998,072
6,400,226	0.2400%, 1/15/42‡	6,400,226
	Freddie Mac:
2,000,000	0.1753%, 1/7/13	1,999,947
2,300,000	0.1753%, 1/9/13	2,299,911
2,000,000	0.1552%, 1/22/13	1,999,819
2,500,000	0.1400%, 1/28/13	2,499,737
2,000,000	0.1200%, 2/4/13	1,999,773
2,000,000	0.1652%, 2/11/13	1,999,624
4,000,000	0.1552%, 3/25/13	3,998,570
1,600,000	0.1600%, 4/23/13	1,599,203
3,000,000	0.1382%, 8/13/13	2,997,480

Total U.S. Government Agency Notes (amortized cost $78,238,282)		78,238,282

Variable Rate Demand Agency Notes – 39.5%
1,080,000	A.E. Realty LLC, Series 2003 0.2000%, 10/1/23	1,080,000
1,350,000	Clearwater Solutions LLC 0.3200%, 9/1/21	1,350,000
9,000,000	Cypress Bend Real Estate Development LLC 0.2000%, 4/1/33	9,000,000
3,000,000	Florida Food Service, Inc. 0.2100%, 12/1/22	3,000,000
6,060,000	Florida Housing Financial Corp. Multifamily Revenue, (Stone Harbor Apartments), Series K 0.1300%, 7/15/36	6,060,000
3,000,000	Greer Family LLC 0.2000%, 8/1/31	3,000,000
2,970,000	Indian Hills Country Club, Series 2010-A 0.2000%, 3/1/30	2,970,000
2,500,000	Irrevocable Trust Agreement John A. Thomas & Elizabeth F. Thomas 0.2000%, 12/1/20	2,500,000
3,745,000	Johnson Capital Management LLC 0.2600%, 6/1/47	3,745,000
155,000	Lakeshore Professional 0.3100%, 7/1/45	155,000
700,000	Maryland State Community Development Administration Multifamily Development, (Crusader-D) 0.1200%, 2/1/41	700,000
22,605,000	Mesivta Yeshiva Rabbi Chaim 0.2097%, 11/1/35	22,605,000
4,285,000	Mississippi Business Finance Corp., Mississippi Revenue, (John Fayard), Series A 0.3000%, 3/1/29	4,285,000
4,230,000	Mississippi Business Finance Corp., Mississippi Revenue, (John Fayard), Series B 0.3000%, 3/1/29	4,230,000
2,065,000	New York City Housing Development Corp. Multifamily Revenue, (Aldus St. Apartments), Series A 0.1300%, 6/15/37	2,065,000
500,000	Sacramento, California Redevelopment Agency 0.2300%, 1/15/36	500,000
1,685,000	Shepherd Capital LLC 0.3100%, 10/1/53	1,685,000
4,500,000	Thomas H. Turner Family IRR Trust 0.2000%, 6/1/20	4,500,000
2,210,000	Tyler Enterprises LLC 0.2000%, 10/1/22	2,210,000

Total Variable Rate Demand Agency Notes (amortized cost $75,640,000)		75,640,000

Total Investments (total amortized cost $191,478,282) – 100.0%		191,478,282

Liabilities, net of Cash, Receivables and Other Assets– (0.0)%		(10,544)

Net Assets – 100%		$191,467,738

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

60 | DECEMBER 31, 2012

Janus Money Market Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Principal Amount		Value

Certificates Of Deposit – 10.6%
$13,700,000	Bank of Montreal, Chicago 0.2035%, 1/3/13	$13,700,000
24,400,000	Bank of Montreal, Chicago 0.2035%, 1/7/13	24,400,000
10,000,000	Svenska Handelsbanken A.B. 0.2443%, 1/17/13 (Section 4(2))	9,998,931
25,000,000	Svenska Handelsbanken A.B. 0.2386%, 3/21/13	25,000,274
13,500,000	Toronto Dominion Bank, New York 0.2032%, 1/22/13	13,500,000
25,000,000	Toronto Dominion Bank, New York 0.1931%, 1/28/13	25,000,000
25,000,000	Toronto Dominion Bank, New York 0.1929%, 2/19/13	25,000,000

Total Certificates Of Deposit (amortized cost $136,599,205)		136,599,205

Commercial Paper – 18.0%
25,000,000	BNP Paribas Securities Corp. 0.1220%, 1/3/13	24,999,833
20,000,000	BNP Paribas Securities Corp. 0.1219%, 1/4/13	19,999,800
19,300,000	BNP Paribas Securities Corp. 0.0609%, 1/7/13	19,299,839
20,000,000	Bryant Park Funding LLC 0.1830%, 1/9/13 (Section 4(2))	19,999,198
25,000,000	Bryant Park Funding LLC 0.1829%, 1/22/13 (Section 4(2))	24,997,372
6,000,000	JPMorgan Chase & Co. 0.2035%, 1/8/13	5,999,766
25,000,000	JPMorgan Chase & Co. 0.2035%, 1/22/13	24,997,077
10,000,000	JPMorgan Chase & Co. 0.2034%, 2/4/13	9,998,108
20,000,000	JPMorgan Chase & Co. 0.1829%, 2/27/13	19,994,294
15,300,000	Nieuw Amsterdam Receivables Corp. 0.1830%, 1/14/13 (Section 4(2))	15,299,004
10,000,000	Nieuw Amsterdam Receivables Corp. 0.1931%, 1/23/13 (Section 4(2))	9,998,837
20,000,000	Nieuw Amsterdam Receivables Corp. 0.1931%, 1/25/13 (Section 4(2))	19,997,463
17,900,000	Nieuw Amsterdam Receivables Corp. 0.1829%, 1/28/13 (Section 4(2))	17,897,580

Total Commercial Paper (amortized cost $233,478,171)		233,478,171

Repurchase Agreements – 32.8%
100,000,000	Goldman Sachs Group, Inc., 0.2500% dated 12/31/12, maturing 1/2/13 to be repurchased at $100,001,389 collateralized by $95,813,747 in U.S. Government Agencies 2.2830% – 4.0000%, 1/1/32 – 11/1/42 with a value of $102,000,000	100,000,000
100,000,000	HSBC Securities (USA), Inc., 0.2200% dated 12/31/12, maturing 1/2/13 to be repurchased at $100,001,222 collateralized by $97,520,000 in a U.S. Treasury 1.7500%, 5/31/16 with a value of $102,000,108	100,000,000
224,900,000	RBC Capital Markets Corp., 0.1800%, dated 12/31/12, maturing 1/2/13 to be repurchased at $224,902,249 collateralized by $218,407,257 in U.S. Government Agencies, 2.5000% – 4.0000%, 8/1/27 – 12/1/41 with a value of $229,398,000	224,900,000

Total Repurchase Agreements (amortized cost $424,900,000)		424,900,000

U.S. Government Agency Notes – 23.8%
	Army & Air Force Exchange Services:
7,200,000	0.2538%, 1/7/13ß	7,200,000
15,700,000	0.2542%, 1/14/13ß	15,700,000
19,500,000	0.2541%, 1/17/13ß	19,500,000
21,100,000	0.2540%, 1/23/13ß	21,100,000
	Fannie Mae:
10,000,000	0.1702%, 1/10/13	9,999,575
10,000,000	0.1401%, 1/14/13	9,999,494
10,000,000	0.1401%, 1/23/13	9,999,144
10,000,000	0.1401%, 2/21/13	9,998,016
10,000,000	0.1502%, 4/18/13	9,995,541
15,000,000	0.1251%, 6/19/13	14,991,198
15,000,000	0.1401%, 6/26/13	14,989,733
20,000,000	0.1351%, 8/1/13	19,982,195
	Federal Home Loan Bank System:
6,500,000	0.1602%, 2/4/13	6,499,017
10,000,000	0.1602%, 2/13/13	9,998,089
8,000,000	0.1552%, 5/24/13	7,995,074
10,000,000	0.1602%, 5/29/13	9,993,422
10,000,000	0.1201%, 6/14/13	9,994,567
10,000,000	0.1370%, 6/19/13	9,993,574

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 61

Janus Money Market Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Principal Amount		Value

U.S. Government Agency Notes – (continued)
	Freddie Mac:
$10,000,000	0.1753%, 1/7/13	$9,999,708
10,000,000	0.1552%, 1/22/13	9,999,096
10,000,000	0.1652%, 2/11/13	9,998,120
10,000,000	0.1552%, 3/25/13	9,996,426
10,000,000	0.1552%, 6/3/13	9,993,412
10,000,000	0.1151%, 6/10/13	9,994,921
10,000,000	0.1803%, 6/25/13	9,991,247
10,000,000	0.1301%, 7/1/13	9,993,500
10,000,000	0.1382%, 8/13/13	9,991,413

Total U.S. Government Agency Notes (amortized cost $307,886,482)		307,886,482

Variable Rate Demand Agency Notes – 14.7%
5,060,000	Auburn, Alabama Industrial Development Revenue, Series A 0.2002%, 7/1/26	5,060,000
4,000,000	Breckenridge Terrace LLC 0.2133%, 5/1/39	4,000,000
14,980,000	Breckenridge Terrace LLC 0.2133%, 5/1/39	14,980,000
7,985,000	Brevard County, Florida Health Facility Authority Retirement Housing Foundation 0.1101%, 9/1/25	7,985,000
800,000	California Infrastructure and Economic Development 0.1801%, 7/1/33	800,000
1,045,000	Capital Markets Access 0.2002%, 7/1/25	1,045,000
5,700,000	Colorado Housing Facilities Revenue, (Tenderfoot Seasonal Housing LLC), Series A 0.2641%, 7/1/35	5,700,000
6,170,000	Congress/Commons LLC 0.3004%, 12/1/50	6,170,000
5,895,000	Danville-Pittsylvania, Virginia Facility Revenue, (Cane Creek Project) 0.2102%, 1/1/26	5,895,000
9,100,000	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project), Series A 0.2641%, 6/1/27	9,100,000
8,000,000	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project), Series A 0.2641%, 5/1/39	8,000,000
11,470,000	Eskaton Properties, Inc. 0.4007%, 12/1/37	11,470,000
3,960,000	FJM Properties-Wilmar 0.0002%, 10/1/24	3,960,000
7,000,000	Florissant, Missouri Industrial Development Authority Revenue Retirement Housing Foundation 0.1101%, 9/1/28	7,000,000
8,965,000	Franklin County Ohio Health Care Facility Revenue, (Adjusted Friendship Village Dublin), Series A 0.1201%, 11/1/22	8,965,000
6,850,000	Franklin County Ohio Health Care Facility Revenue, (Variable Friendship Village Dublin), Series B 0.1201%, 11/1/34	6,850,000
5,620,000	Hunter’s Ridge, South Point 0.2133%, 6/1/25	5,620,000
3,810,000	J-Jay Properties LLC 0.2202%, 7/1/35	3,810,000
530,000	Kentucky Economic Development Financial Authority Health Care Revenue, (Christian-B) 1.0046%, 11/1/15	530,000
1,080,000	Lone Tree Building Authority 0.4509%, 12/1/17	1,080,000
9,000,000	Louisiana Local Government Environmental Facilities 0.1201%, 7/1/47	9,000,000
10,000,000	Massachusetts State Health And Educational, (Various Childrens Hospital), Series N-2 0.1000%, 10/1/42	10,000,000
4,415,000	Mesivta Yeshiva Rabbi Chaim 0.2099%, 11/1/35	4,415,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark) 0.3104%, 4/1/20	160,000
10,865,000	RBS Insurance Trust 0.2002%, 11/1/31	10,865,000
3,650,000	Riley Family Eagle Lake L.P. and Riley Family Lexington Heights L.P. 0.2102%, 9/1/33	3,650,000
2,600,000	Tift County, Georgia Development Authority, (Heatcraft), Series A 0.2603%, 2/1/18	2,600,000
3,690,000	Timber Ridge County Affordable Housing Corp., Series 2003 0.1902%, 12/1/32	3,690,000
4,350,000	Triple Crown Investments 0.2002%, 8/1/25	4,350,000
1,620,000	Volunteers of America, Alabama 0.2603%, 9/1/23	1,620,000
21,680,000	Washington State Higher Education Facilities, (Seattle Pacific University) 0.1201%, 10/1/30	21,680,000

Total Variable Rate Demand Agency Notes (amortized cost $190,050,000)		190,050,000

Total Investments (total amortized cost $1,292,913,858) – 99.9%		1,292,913,858

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,061,268

Net Assets – 100%		$1,293,975,126

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

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Janus Fixed Income & Money Market Funds | 63

Statements of Assets and Liabilities - Fixed Income Funds

As of December 31, 2012 (unaudited)
(all numbers in thousands except net asset value per share)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund

Assets:
Investments at cost	$5,882,762	$37,929	$2,303,579	$3,087,132
Unaffiliated investments at value	$5,837,955	$38,489	$2,315,363	$3,026,398
Affiliated investments at value	245,611	626	105,765	93,919
Cash	7,658	–	12,796	528
Restricted cash (Note 1)	–	–	15,000	–
Receivables:
Investments sold	–	4	–	–
Fund shares sold	24,365	216	3,918	6,703
Dividends	34	–	103	10
Interest	42,547	444	41,479	18,829
Non-interested Trustees’ deferred compensation	98	1	39	50
Other assets	87	–	54	65
Forward currency contracts	–	62	–	–
Total Assets	6,158,355	39,842	2,494,517	3,146,502
Liabilities:
Payables:
Due to custodian	–	220	–	–
Investments purchased	12,968	130	26,097	50,512
Fund shares repurchased	19,153	286	7,000	9,579
Dividends	13,447	10	812	1,655
Advisory fees	2,045	11	1,166	1,341
Fund administration fees	52	1	21	26
Internal servicing cost	33	–	7	9
Administrative services fees	418	2	350	517
Distribution fees and shareholder servicing fees	624	3	138	105
Administrative, networking and omnibus fees	151	2	53	152
Non-interested Trustees’ fees and expenses	4	–	–	10
Non-interested Trustees’ deferred compensation fees	98	1	39	50
Accrued expenses and other payables	160	28	76	111
Forward currency contracts	–	217	–	–
Total Liabilities	49,153	911	35,759	64,067
Net Assets	$6,109,202	$38,931	$2,458,758	$3,082,435

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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65

Statements of Assets and Liabilities - Fixed Income Funds  (continued)

As of December 31, 2012 (unaudited)
(all numbers in thousands except net asset value per share)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$5,894,332	$38,054	$2,335,429	$3,044,640
Undistributed net investment loss*	(16,748)	(85)	(2)	(167)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	30,814	(68)	5,783	4,777
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	200,804	1,030	117,548	33,185
Total Net Assets	$6,109,202	$38,931	$2,458,758	$3,082,435
Net Assets - Class A Shares	$832,808	$4,813	$289,480	$168,951
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	76,980	457	31,074	54,897
Net Asset Value Per Share(1)	$10.82	$10.53	$9.32	$3.08
Maximum Offering Price Per Share(2)	$11.36	$11.06	$9.78	$3.16
Net Assets - Class C Shares	$488,672	$2,126	$85,778	$79,102
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	45,168	202	9,205	25,724
Net Asset Value Per Share(1)	$10.82	$10.55	$9.32	$3.08
Net Assets - Class D Shares	$850,911	$12,551	$362,568	$213,160
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	78,654	1,192	38,916	69,159
Net Asset Value Per Share	$10.82	$10.53	$9.32	$3.08
Net Assets - Class I Shares	$2,160,543	$15,056	$278,135	$322,831
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	199,729	1,430	29,844	104,899
Net Asset Value Per Share	$10.82	$10.53	$9.32	$3.08
Net Assets - Class N Shares	$272,682	N/A	$11,418	$41,250
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,204	N/A	1,225	13,392
Net Asset Value Per Share	$10.82	N/A	$9.32	$3.08
Net Assets - Class R Shares	$31,866	N/A	$1,425	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,946	N/A	153	N/A
Net Asset Value Per Share	$10.82	N/A	$9.31	N/A
Net Assets - Class S Shares	$79,708	$955	$6,900	$5,040
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,367	91	739	1,640
Net Asset Value Per Share	$10.82	$10.55	$9.33	$3.07
Net Assets - Class T Shares	$1,392,012	$3,430	$1,423,054	$2,252,101
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	128,698	325	152,717	730,446
Net Asset Value Per Share	$10.82	$10.54	$9.32	$3.08

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/95.25 of net asset value for Janus Flexible Bond Fund, Janus Global Bond Fund, and Janus High-Yield Fund and 100/97.50 of net asset value for Janus Short-Term Bond Fund.

See Notes to Financial Statements.

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67

Statements of Operations - Fixed Income Funds

For the six-month period ended December 31, 2012 (unaudited)
(all numbers in thousands)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Short-Term Bond Fund

Investment Income:
Interest	$85,008	$656	$85,330	$33,392
Dividends	201	1	191	–
Dividends from affiliates	152	1	115	70
Fee income	–	–	108	23
Other Income	607	3	2,089	1,502
Total Investment Income	85,968	661	87,833	34,987
Expenses:
Advisory fees	11,746	113	6,722	8,265
Internal servicing expense - Class A Shares	42	–	16	27
Internal servicing expense - Class C Shares	76	1	15	15
Internal servicing expense - Class I Shares	54	1	8	10
Shareholder reports expense	331	3	130	245
Transfer agent fees and expenses	167	3	58	76
Registration fees	222	42	194	187
Custodian fees	34	3	9	9
Professional fees	47	30	38	36
Non-interested Trustees’ fees and expenses	62	–	16	22
Fund administration fees	290	2	119	150
Administrative services fees - Class D Shares	508	7	211	128
Administrative services fees - Class R Shares	35	N/A	2	N/A
Administrative services fees - Class S Shares	97	1	8	6
Administrative services fees - Class T Shares	1,721	4	1,729	2,700
Distribution fees and shareholder servicing fees - Class A Shares	983	6	360	284
Distribution fees and shareholder servicing fees - Class C Shares	2,339	10	420	396
Distribution fees and shareholder servicing fees - Class R Shares	71	N/A	3	N/A
Distribution fees and shareholder servicing fees - Class S Shares	97	1	8	6
Administrative, networking and omnibus fees - Class A Shares	182	1	126	353
Administrative, networking and omnibus fees - Class C Shares	152	–	23	20
Administrative, networking and omnibus fees - Class I Shares	1,233	–	72	53
Other expenses	110	19	115	95
Total Expenses	20,599	247	10,402	13,083
Expense and Fee Offset	(2)	–	(2)	(2)
Net Expenses	20,597	247	10,400	13,081
Less: Excess Expense Reimbursement	(209)	(72)	–	(1,218)
Net Expenses after Expense Reimbursement	20,388	175	10,400	11,863
Net Investment Income	65,580	486	77,433	23,124
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	84,000	484	38,055	16,257
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	23,873	640	45,694	1,546
Net Gain on Investments	107,873	1,124	83,749	17,803
Net Increase in Net Assets Resulting from Operations	$173,453	$1,610	$161,182	$40,927

See Notes to Financial Statements.

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69

Statements of Changes in Net Assets - Fixed Income Funds

For the six-month period ended December 31, 2012 (unaudited) and	Janus Flexible		Janus Global		Janus		Janus Short-Term
the fiscal year ended June 30, 2012	Bond Fund		Bond Fund		High-Yield Fund		Bond Fund
(all numbers in thousands)	2012	2012(1)	2012	2012	2012	2012(1)	2012	2012(1)

Operations:
Net investment income	$65,580	$135,612	$486	$877	$77,433	$136,441	$23,124	$58,928
Net realized gain/(loss) from investment and foreign currency transactions(2)	84,000	99,550	484	529	38,055	(16,082)	16,257	10,662
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	23,873	99,405	640	122	45,694	(2,788)	1,546	(9,628)
Net Increase in Net Assets Resulting from Operations	173,453	334,567	1,610	1,528	161,182	117,571	40,927	59,962
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(10,972)	(17,781)	(72)	(96)	(9,194)	(14,849)	(1,737)	(7,560)
Class C Shares	(4,675)	(8,471)	(22)	(34)	(2,369)	(4,617)	(308)	(923)
Class D Shares	(12,375)	(26,145)	(173)	(311)	(11,503)	(22,442)	(1,723)	(4,308)
Class I Shares	(29,338)	(55,239)	(243)	(383)	(9,272)	(16,574)	(2,646)	(8,595)
Class N Shares	(4,153)	(542)	N/A	N/A	(293)	(20)	(344)	(41)
Class R Shares	(332)	(391)	N/A	N/A	(39)	(72)	N/A	N/A
Class S Shares	(1,006)	(2,094)	(13)	(23)	(211)	(409)	(30)	(98)
Class T Shares	(19,509)	(34,910)	(48)	(127)	(44,595)	(78,752)	(16,414)	(37,408)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(16,132)	(7,683)	(108)	(29)	(426)	–	(1,192)	(729)
Class C Shares	(9,469)	(4,783)	(49)	(11)	(126)	–	(558)	(150)
Class D Shares	(16,438)	(10,736)	(293)	(84)	(534)	–	(1,498)	(403)
Class I Shares	(41,813)	(22,886)	(346)	(85)	(410)	–	(2,276)	(724)
Class N Shares	(5,266)	–	N/A	N/A	(17)	–	(290)	–
Class R Shares	(612)	(173)	N/A	N/A	(2)	–	N/A	N/A
Class S Shares	(1,538)	(946)	(22)	(6)	(10)	–	(36)	(11)
Class T Shares	(26,922)	(14,600)	(78)	(21)	(2,091)	–	(15,842)	(3,655)
Net Decrease from Dividends and Distributions	(200,550)	(207,380)	(1,467)	(1,210)	(81,092)	(137,735)	(44,894)	(64,605)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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71

Statements of Changes in Net Assets - Fixed Income Funds  (continued)

For the six-month period ended December 31, 2012 (unaudited) and	Janus Flexible		Janus Global		Janus		Janus Short-Term
the fiscal year ended June 30, 2012	Bond Fund		Bond Fund		High-Yield Fund		Bond Fund
(all numbers in thousands)	2012	2012(1)	2012	2012	2012	2012(1)	2012	2012(1)

Capital Share Transactions:
Shares Sold
Class A Shares	199,775	402,803	733	4,436	73,181	173,224	48,200	204,991
Class C Shares	96,492	202,079	238	968	11,277	19,046	14,556	32,420
Class D Shares	78,070	188,338	3,280	13,949	38,512	58,469	25,503	44,440
Class I Shares	675,770	1,044,312	821	5,457	87,090	262,973	118,858	217,482
Class N Shares	22,998	255,838	N/A	N/A	8,385	4,347	8,726	35,186
Class R Shares	9,982	22,585	N/A	N/A	420	676	N/A	N/A
Class S Shares	19,084	39,308	–	–	1,007	1,751	1,582	1,135
Class T Shares	265,922	699,607	1,565	1,936	262,180	509,052	572,655	781,742
Redemption Fees
Class D Shares	N/A	N/A	N/A	N/A	N/A	26	N/A	N/A
Class I Shares	N/A	N/A	N/A	N/A	N/A	7	N/A	N/A
Class T Shares	N/A	N/A	N/A	N/A	N/A	184	N/A	N/A
Reinvested Dividends and Distributions
Class A Shares	25,130	23,185	177	124	9,234	14,093	2,660	7,919
Class C Shares	10,424	9,078	71	45	2,081	3,784	657	789
Class D Shares	27,211	34,443	454	385	10,268	19,038	3,152	4,595
Class I Shares	58,253	65,998	589	467	8,381	14,190	2,977	6,606
Class N Shares	9,404	542	N/A	N/A	310	20	634	41
Class R Shares	818	482	N/A	N/A	29	56	N/A	N/A
Class S Shares	2,534	3,027	35	29	221	404	65	109
Class T Shares	46,012	48,984	126	148	46,017	77,538	31,829	40,603
Shares Repurchased(3)
Class A Shares	(86,029)	(145,182)	(1,244)	(699)	(68,369)	(92,406)	(305,734)	(164,394)
Class C Shares	(41,930)	(63,898)	(74)	(435)	(8,796)	(21,627)	(11,805)	(27,869)
Class D Shares	(54,159)	(128,131)	(1,428)	(8,959)	(26,732)	(61,284)	(22,628)	(51,923)
Class I Shares	(253,733)	(693,944)	(1,248)	(1,748)	(68,128)	(210,920)	(73,766)	(491,109)
Class N Shares	(12,396)	(3,931)	N/A	N/A	(1,859)	(48)	(2,372)	(924)
Class R Shares	(4,981)	(6,907)	N/A	N/A	(150)	(721)	N/A	N/A
Class S Shares	(15,779)	(27,933)	–	–	(769)	(2,794)	(1,729)	(1,800)
Class T Shares	(201,617)	(286,735)	(586)	(8,648)	(200,275)	(364,985)	(371,109)	(750,571)
Net Increase/(Decrease) from Capital Share Transactions	877,255	1,683,948	3,509	7,455	183,515	404,093	42,911	(110,532)
Net Increase/(Decrease) in Net Assets	850,158	1,811,135	3,652	7,773	263,605	383,929	38,944	(115,175)
Net Assets:
Beginning of period	5,259,044	3,447,909	35,279	27,506	2,195,153	1,811,224	3,043,491	3,158,666
End of period	$6,109,202	$5,259,044	$38,931	$35,279	$2,458,758	$2,195,153	$3,082,435	$3,043,491

Undistributed Net Investment Income/(Loss)*	$(16,748)	$32	$(85)	$(1)	$(2)	$42	$(167)	$(89)

*	See Note 5 in Notes to Financial Statements.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012 for Class N Shares.
(2)	Certain prior year amounts have been reclassified to conform with current year presentation.
(3)	During the fiscal year ended June 30, 2012, Janus Flexible Bond Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $13,879,817 and $2,616,353, respectively, at the date of redemption.

See Notes to Financial Statements.

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73

Financial Highlights - Fixed Income Funds

Class A Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended June 30, the
eight-month fiscal period ended June 30, 2010 and the fiscal period	Janus Flexible Bond Fund
ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.85	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	0.13	0.35	0.37	0.28	0.14
Net gain on investments (both realized and unrealized)	0.21	0.46	0.19	0.35	0.44
Total from Investment Operations	0.34	0.81	0.56	0.63	0.58
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.35)	(0.38)	(0.28)	(0.14)
Distributions (from capital gains)*	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.37)	(0.50)	(0.72)	(0.34)	(0.14)
Net Asset Value, End of Period	$10.82	$10.85	$10.54	$10.70	$10.41
Total Return**	3.13%	7.97%	5.41%	6.16%	5.87%
Net Assets, End of Period (in thousands)	$832,808	$697,880	$400,706	$324,085	$231,112
Average Net Assets for the Period (in thousands)	$779,757	$539,788	$371,462	$265,798	$218,408
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.77%	0.76%	0.76%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.77%	0.76%	0.76%	0.80%
Ratio of Net Investment Income to Average Net Assets***	2.21%	3.06%	3.51%	4.04%	4.28%
Portfolio Turnover Rate	49%	126%	147%	86%^	215%

Class A Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the	Janus Global Bond Fund
fiscal year or period ended June 30	2012	2012	2011(3)

Net Asset Value, Beginning of Period	$10.48	$10.35	$10.00
Income from Investment Operations:
Net investment income	0.13	0.23	0.19
Net gain on investments (both realized and unrealized)	0.33	0.27	0.31
Total from Investment Operations	0.46	0.50	0.50
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.29)	(0.15)
Distributions (from capital gains)*	(0.25)	(0.08)	–
Total Distributions	(0.41)	(0.37)	(0.15)
Net Asset Value, End of Period	$10.53	$10.48	$10.35
Total Return**	4.37%	4.89%	4.99%
Net Assets, End of Period (in thousands)	$4,813	$5,113	$1,190
Average Net Assets for the Period (in thousands)	$4,850	$3,309	$958
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.43%	1.46%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	1.02%	0.79%
Ratio of Net Investment Income to Average Net Assets***	2.48%	2.48%	3.03%
Portfolio Turnover Rate	70%	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

74 | DECEMBER 31, 2012

Class A Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended June 30, the
eight-month fiscal period ended June 30, 2010 and the fiscal period	Janus High-Yield Fund
ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.00	$9.13	$8.45	$8.29	$7.61
Income from Investment Operations:
Net investment income	0.30	0.62	0.65	0.47	0.27
Net gain/(loss) on investments (both realized and unrealized)	0.33	(0.13)	0.68	0.16	0.68
Total from Investment Operations	0.63	0.49	1.33	0.63	0.95
Less Distributions:
Dividends (from net investment income)*	(0.30)	(0.62)	(0.65)	(0.47)	(0.27)
Distributions (from capital gains)*	(0.01)	–	–	–	–
Total Distributions	(0.31)	(0.62)	(0.65)	(0.47)	(0.27)
Net Asset Value, End of Period	$9.32	$9.00	$9.13	$8.45	$8.29
Total Return**	7.09%	5.71%	16.09%(3)	7.66%	12.63%
Net Assets, End of Period (in thousands)	$289,480	$265,944	$171,976	$109,096	$84,972
Average Net Assets for the Period (in thousands)	$285,358	$212,564	$143,277	$98,784	$75,369
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.96%	0.99%	0.92%	0.92%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.96%	0.99%	0.92%	0.92%	0.96%
Ratio of Net Investment Income to Average Net Assets***	6.39%	6.91%	7.23%	8.30%	10.07%
Portfolio Turnover Rate	40%	61%	92%	61%^	97%

Class A Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended June 30, the
eight-month fiscal period ended June 30, 2010 and the fiscal period	Janus Short-Term Bond Fund
ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.08	$3.09	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.02	0.06	0.07	0.05	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.02	0.01	0.01	0.03	0.05
Total from Investment Operations	0.04	0.07	0.08	0.08	0.09
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.06)	(0.07)	(0.05)	(0.04)
Distributions (from capital gains)*	(0.02)	(0.01)	(0.02)	–	–
Total Distributions	(0.04)	(0.07)	(0.09)	(0.05)	(0.04)
Net Asset Value, End of Period	$3.08	$3.08	$3.08	$3.09	$3.06
Total Return**	1.51%	2.18%	2.65%	2.65%	3.05%
Net Assets, End of Period (in thousands)	$168,951	$423,210	$374,981	$121,254	$43,636
Average Net Assets for the Period (in thousands)	$225,093	$387,633	$164,464	$82,728	$18,271
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.19%	1.40%	0.88%	0.84%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.80%	0.80%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets***	1.53%	1.95%	2.12%	2.39%	2.78%
Portfolio Turnover Rate	55%	93%	100%	33%^	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 75

Financial Highlights - Fixed Income Funds  (continued)

Class C Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended June 30, the
eight-month fiscal period ended June 30, 2010 and the fiscal period	Janus Flexible Bond Fund
ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.85	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	0.08	0.27	0.29	0.23	0.12
Net gain on investments (both realized and unrealized)	0.21	0.46	0.19	0.35	0.44
Total from Investment Operations	0.29	0.73	0.48	0.58	0.56
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.27)	(0.30)	(0.23)	(0.12)
Distributions (from capital gains)*	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.32)	(0.42)	(0.64)	(0.29)	(0.12)
Net Asset Value, End of Period	$10.82	$10.85	$10.54	$10.70	$10.41
Total Return**	2.72%	7.14%	4.62%	5.63%	5.61%
Net Assets, End of Period (in thousands)	$488,672	$425,830	$268,575	$236,850	$161,218
Average Net Assets for the Period (in thousands)	$463,352	$336,150	$264,522	$195,825	$137,244
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.54%	1.55%	1.51%	1.51%	1.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.54%	1.55%	1.51%	1.51%	1.57%
Ratio of Net Investment Income to Average Net Assets***	1.42%	2.29%	2.75%	3.29%	3.51%
Portfolio Turnover Rate	49%	126%	147%	86%^	215%

Class C Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the	Janus Global Bond Fund
fiscal year or period ended June 30	2012	2012	2011(3)

Net Asset Value, Beginning of Period	$10.49	$10.36	$10.00
Income from Investment Operations:
Net investment income	0.09	0.18	0.16
Net gain on investments (both realized and unrealized)	0.34	0.24	0.31
Total from Investment Operations	0.43	0.42	0.47
Less Distributions:
Dividends (from net investment income)*	(0.12)	(0.21)	(0.11)
Distributions (from capital gains)*	(0.25)	(0.08)	–
Total Distributions	(0.37)	(0.29)	(0.11)
Net Asset Value, End of Period	$10.55	$10.49	$10.36
Total Return**	4.07%	4.10%	4.70%
Net Assets, End of Period (in thousands)	$2,126	$1,884	$1,293
Average Net Assets for the Period (in thousands)	$2,031	$1,634	$908
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.18%	2.21%	4.22%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.76%	1.76%	1.36%(4)
Ratio of Net Investment Income to Average Net Assets***	1.73%	1.77%	2.45%
Portfolio Turnover Rate	70%	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.77% without the waiver of these fees and expenses.

See Notes to Financial Statements.

76 | DECEMBER 31, 2012

Class C Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eight-month fiscal	Janus High-Yield Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.00	$9.13	$8.45	$8.29	$7.61
Income from Investment Operations:
Net investment income	0.26	0.55	0.59	0.43	0.27
Net gain/(loss) on investments (both realized and unrealized)	0.33	(0.12)	0.68	0.16	0.68
Total from Investment Operations	0.59	0.43	1.27	0.59	0.95
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.56)	(0.59)	(0.43)	(0.27)
Distributions (from capital gains)*	(0.01)	–	–	–	–
Total Distributions	(0.27)	(0.56)	(0.59)	(0.43)	(0.27)
Net Asset Value, End of Period	$9.32	$9.00	$9.13	$8.45	$8.29
Total Return**	6.69%	4.93%	15.30%(3)	7.14%	12.36%
Net Assets, End of Period (in thousands)	$85,778	$78,392	$78,456	$68,485	$61,744
Average Net Assets for the Period (in thousands)	$83,240	$73,801	$76,507	$67,693	$51,080
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.70%	1.72%	1.61%	1.65%	1.71%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.70%	1.72%	1.61%	1.65%	1.71%
Ratio of Net Investment Income to Average Net Assets***	5.64%	6.19%	6.57%	7.59%	9.27%
Portfolio Turnover Rate	40%	61%	92%	61%^	97%

Class C Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eight-month fiscal	Janus Short-Term Bond Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.08	$3.08	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.01	0.04	0.04	0.03	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.02	0.01	0.02	0.02	0.05
Total from Investment Operations	0.03	0.05	0.06	0.05	0.10
Less Distributions:
Dividends (from net investment income)*	(0.01)	(0.04)	(0.04)	(0.03)	(0.05)
Distributions (from capital gains)*	(0.02)	(0.01)	(0.02)	–	–
Total Distributions	(0.03)	(0.05)	(0.06)	(0.03)	(0.05)
Net Asset Value, End of Period	$3.08	$3.08	$3.08	$3.08	$3.06
Total Return**	1.10%	1.44%	2.24%	1.82%	3.31%
Net Assets, End of Period (in thousands)	$79,102	$75,789	$70,507	$63,030	$23,567
Average Net Assets for the Period (in thousands)	$78,504	$74,993	$69,983	$42,824	$8,848
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.69%	1.66%	1.64%	1.59%	1.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.56%	1.53%	1.53%	1.55%	1.56%
Ratio of Net Investment Income to Average Net Assets***	0.77%	1.23%	1.40%	1.64%	2.01%
Portfolio Turnover Rate	55%	93%	100%	33%^	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 77

Financial Highlights - Fixed Income Funds  (continued)

Class D Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30 and the fiscal period ended June 30,	Janus Flexible Bond Fund
2010	2012	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$10.85	$10.54	$10.70	$10.43
Income from Investment Operations:
Net investment income	0.13	0.37	0.39	0.16
Net gain on investments (both realized and unrealized)	0.21	0.46	0.18	0.27
Total from Investment Operations	0.34	0.83	0.57	0.43
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.37)	(0.39)	(0.16)
Distributions (from capital gains)*	(0.21)	(0.15)	(0.34)	–
Total Distributions	(0.37)	(0.52)	(0.73)	(0.16)
Net Asset Value, End of Period	$10.82	$10.85	$10.54	$10.70
Total Return**	3.21%	8.17%	5.59%	4.13%
Net Assets, End of Period (in thousands)	$850,911	$802,674	$686,500	$665,736
Average Net Assets for the Period (in thousands)	$834,265	$747,701	$691,039	$632,441
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.60%	0.59%	0.59%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.60%	0.59%	0.59%	0.60%
Ratio of Net Investment Income to Average Net Assets***	2.37%	3.28%	3.68%	4.09%
Portfolio Turnover Rate	49%	126%	147%	86%^

Class D Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and	Janus Global Bond Fund
the fiscal year or period ended June 30	2012	2012	2011(2)

Net Asset Value, Beginning of Period	$10.47	$10.35	$10.00
Income from Investment Operations:
Net investment income	0.15	0.26	0.18
Net gain on investments (both realized and unrealized)	0.32	0.24	0.32
Total from Investment Operations	0.47	0.50	0.50
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.30)	(0.15)
Distributions (from capital gains)*	(0.25)	(0.08)	–
Total Distributions	(0.41)	(0.38)	(0.15)
Net Asset Value, End of Period	$10.53	$10.47	$10.35
Total Return**	4.52%	4.90%	5.06%
Net Assets, End of Period (in thousands)	$12,551	$10,240	$4,876
Average Net Assets for the Period (in thousands)	$11,297	$10,566	$2,296
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.31%	1.31%	2.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.91%	0.91%	0.72%
Ratio of Net Investment Income to Average Net Assets***	2.59%	2.64%	3.08%
Portfolio Turnover Rate	70%	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

78 | DECEMBER 31, 2012

Class D Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30 and the fiscal period ended June 30,	Janus High-Yield Fund
2010	2012	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$9.00	$9.13	$8.45	$8.27
Income from Investment Operations:
Net investment income	0.30	0.64	0.67	0.26
Net gain/(loss) on investments (both realized and unrealized)	0.33	(0.13)	0.68	0.18
Total from Investment Operations	0.63	0.51	1.35	0.44
Less Distributions and Other:
Dividends (from net investment income)*	(0.30)	(0.64)	(0.67)	(0.26)
Distributions (from capital gains)*	(0.01)	–	–	–
Redemption fees	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(0.31)	(0.64)	(0.67)	(0.26)
Net Asset Value, End of Period	$9.32	$9.00	$9.13	$8.45
Total Return**	7.19%	5.94%	16.28%(3)	5.31%
Net Assets, End of Period (in thousands)	$362,568	$328,700	$317,038	$247,945
Average Net Assets for the Period (in thousands)	$347,032	$310,872	$292,765	$245,710
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.76%	0.76%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.76%	0.76%	0.77%
Ratio of Net Investment Income to Average Net Assets***	6.57%	7.15%	7.41%	8.27%
Portfolio Turnover Rate	40%	61%	92%	61%^

Class D Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30 and the fiscal period ended June 30,	Janus Short-Term Bond Fund
2010	2012	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$3.09	$3.09	$3.09	$3.08
Income from Investment Operations:
Net investment income	0.03	0.06	0.07	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.01	0.01	0.02	0.01
Total from Investment Operations	0.04	0.07	0.09	0.04
Less Distributions:
Dividends (from net investment income)*	(0.03)	(0.06)	(0.07)	(0.03)
Distributions (from capital gains)*	(0.02)	(0.01)	(0.02)	–
Total Distributions	(0.05)	(0.07)	(0.09)	(0.03)
Net Asset Value, End of Period	$3.08	$3.09	$3.09	$3.09
Total Return**	1.21%	2.30%	3.12%	1.21%
Net Assets, End of Period (in thousands)	$213,160	$207,395	$210,532	$227,147
Average Net Assets for the Period (in thousands)	$210,082	$207,647	$221,970	$221,604
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.78%	0.74%	0.72%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.70%	0.69%	0.67%	0.67%
Ratio of Net Investment Income to Average Net Assets***	1.62%	2.07%	2.25%	2.42%
Portfolio Turnover Rate	55%	93%	100%	33%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 79

Financial Highlights - Fixed Income Funds  (continued)

Class I Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended June 30,
the eight-month fiscal period ended June 30, 2010 and the fiscal	Janus Flexible Bond Fund
period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.85	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	0.14	0.38	0.40	0.30	0.15
Net gain on investments (both realized and unrealized)	0.21	0.46	0.18	0.35	0.44
Total from Investment Operations	0.35	0.84	0.58	0.65	0.59
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.38)	(0.40)	(0.30)	(0.15)
Distributions (from capital gains)*	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.38)	(0.53)	(0.74)	(0.36)	(0.15)
Net Asset Value, End of Period	$10.82	$10.85	$10.54	$10.70	$10.41
Total Return**	3.23%	8.21%	5.62%	6.32%	5.96%
Net Assets, End of Period (in thousands)	$2,160,543	$1,691,809	$1,230,115	$767,784	$453,037
Average Net Assets for the Period (in thousands)	$1,947,907	$1,567,379	$1,067,665	$609,814	$202,602
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.57%	0.55%	0.58%	0.59%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.55%	0.55%	0.56%	0.55%	0.48%
Ratio of Net Investment Income to Average Net Assets***	2.41%	3.29%	3.72%	4.24%	4.55%
Portfolio Turnover Rate	49%	126%	147%	86%^	215%

Class I Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and	Janus Global Bond Fund
the fiscal year or period ended June 30	2012	2012	2011(3)

Net Asset Value, Beginning of Period	$10.47	$10.34	$10.00
Income from Investment Operations:
Net investment income	0.15	0.29	0.19
Net gain on investments (both realized and unrealized)	0.33	0.24	0.31
Total from Investment Operations	0.48	0.53	0.50
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.32)	(0.16)
Distributions (from capital gains)*	(0.25)	(0.08)	–
Total Distributions	(0.42)	(0.40)	(0.16)
Net Asset Value, End of Period	$10.53	$10.47	$10.34
Total Return**	4.60%	5.15%	5.02%
Net Assets, End of Period (in thousands)	$15,056	$14,810	$10,464
Average Net Assets for the Period (in thousands)	$15,133	$12,500	$7,863
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.12%	1.13%	3.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	0.76%	0.77%
Ratio of Net Investment Income to Average Net Assets***	2.74%	2.77%	3.06%
Portfolio Turnover Rate	70%	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

80 | DECEMBER 31, 2012

Class I Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eight-month fiscal
period ended June 30, 2010 and the fiscal period ended October 31,	Janus High-Yield Fund
2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.01	$9.13	$8.45	$8.28	$7.61
Income from Investment Operations:
Net investment income	0.31	0.64	0.67	0.48	0.28
Net gain/(loss) on investments (both realized and unrealized)	0.32	(0.11)	0.68	0.17	0.67
Total from Investment Operations	0.63	0.53	1.35	0.65	0.95
Less Distributions and Other:
Dividends (from net investment income)*	(0.31)	(0.65)	(0.67)	(0.48)	(0.28)
Distributions (from capital gains)*	(0.01)	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)	–
Total Distributions and Other	(0.32)	(0.65)	(0.67)	(0.48)	(0.28)
Net Asset Value, End of Period	$9.32	$9.01	$9.13	$8.45	$8.28
Total Return**	7.12%	6.13%	16.35%(4)	7.98%	12.60%
Net Assets, End of Period (in thousands)	$278,135	$241,339	$174,961	$73,042	$22,052
Average Net Assets for the Period (in thousands)	$275,211	$226,809	$178,564	$43,060	$14,845
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.67%	0.68%	0.70%	0.64%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.67%	0.68%	0.70%	0.64%	0.66%
Ratio of Net Investment Income to Average Net Assets***	6.68%	7.23%	7.43%	8.50%	10.33%
Portfolio Turnover Rate	40%	61%	92%	61%^	97%

Class I Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended June 30, the
eight-month fiscal period ended June 30, 2010 and the fiscal period	Janus Short-Term Bond Fund
ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.08	$3.09	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.03	0.07	0.07	0.06	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.02	0.01	0.01	0.02	0.05
Total from Investment Operations	0.05	0.08	0.08	0.08	0.08
Less Distributions:
Dividends (from net investment income)*	(0.03)	(0.07)	(0.07)	(0.05)	(0.03)
Distributions (from capital gains)*	(0.02)	(0.01)	(0.02)	–	–
Total Distributions	(0.05)	(0.08)	(0.09)	(0.05)	(0.03)
Net Asset Value, End of Period	$3.08	$3.08	$3.08	$3.09	$3.06
Total Return**	1.61%	2.43%	2.91%	2.82%	2.75%
Net Assets, End of Period (in thousands)	$322,831	$275,345	$543,799	$171,201	$69,785
Average Net Assets for the Period (in thousands)	$295,180	$387,327	$350,062	$115,010	$8,399
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.64%	0.64%	0.63%	0.59%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.55%	0.55%	0.56%	0.55%	0.57%
Ratio of Net Investment Income to Average Net Assets***	1.77%	2.22%	2.39%	2.64%	2.85%
Portfolio Turnover Rate	55%	93%	100%	33%^	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 81

Financial Highlights - Fixed Income Funds  (continued)

Class N Shares

For a share outstanding during the six-month period ended December 31, 2012	Janus Flexible Bond Fund		Janus High-Yield Fund
(unaudited) and the fiscal period ended June 30, 2012	2012	2012(1)	2012	2012(1)

Net Asset Value, Beginning of Period	$10.85	$10.82	$9.01	$8.92
Income from Investment Operations:
Net investment income	0.14	0.05	0.31	0.06
Net gain on investments (both realized and unrealized)	0.21	0.01	0.32	0.08
Total from Investment Operations	0.35	0.06	0.63	0.14
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.03)	(0.31)	(0.05)
Distributions (from capital gains)*	(0.21)	–	(0.01)	–
Total Distributions	(0.38)	(0.03)	(0.32)	(0.05)
Net Asset Value, End of Period	$10.82	$10.85	$9.32	$9.01
Total Return**	3.29%	0.57%	7.16%	1.63%
Net Assets, End of Period (in thousands)	$272,682	$253,638	$11,418	$4,392
Average Net Assets for the Period (in thousands)	$265,734	$196,727	$8,669	$3,390
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.44%	0.46%	0.61%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.44%	0.46%	0.61%	0.61%
Ratio of Net Investment Income to Average Net Assets***	2.53%	2.78%	6.71%	6.86%
Portfolio Turnover Rate	49%	126%	40%	61%

Class N Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the fiscal	Janus Short-Term Bond Fund
period ended June 30, 2012	2012	2012(1)

Net Asset Value, Beginning of Period	$3.08	$3.08
Income from Investment Operations:
Net investment income	0.03	–
Net gain on investments (both realized and unrealized)	0.02	–
Total from Investment Operations	0.05	–
Less Distributions:
Dividends (from net investment income)*	(0.03)	–
Distributions (from capital gains)*	(0.02)	–
Total Distributions	(0.05)	–
Net Asset Value, End of Period	$3.08	$3.08
Total Return**	1.61%	0.17%
Net Assets, End of Period (in thousands)	$41,250	$34,342
Average Net Assets for the Period (in thousands)	$38,322	$26,909
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.60%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.55%	0.56%
Ratio of Net Investment Income to Average Net Assets***	1.77%	1.80%
Portfolio Turnover Rate	55%	93%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

82 | DECEMBER 31, 2012

Class R Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eight-month fiscal	Janus Flexible Bond Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.85	$10.54	$10.70	$10.42	$9.97
Income from Investment Operations:
Net investment income	0.10	0.31	0.33	0.25	0.13
Net gain/(loss) on investments (both realized and unrealized)	0.21	0.46	0.18	0.34	0.45
Total from Investment Operations	0.31	0.77	0.51	0.59	0.58
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.31)	(0.33)	(0.25)	(0.13)
Distributions (from capital gains)*	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.34)	(0.46)	(0.67)	(0.31)	(0.13)
Net Asset Value, End of Period	$10.82	$10.85	$10.54	$10.70	$10.42
Total Return**	2.90%	7.54%	4.94%	5.76%	5.81%
Net Assets, End of Period (in thousands)	$31,866	$26,212	$9,585	$5,582	$3,120
Average Net Assets for the Period (in thousands)	$28,067	$13,660	$7,906	$4,675	$2,700
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.20%	1.18%	1.20%	1.20%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.20%	1.18%	1.20%	1.20%	1.24%
Ratio of Net Investment Income to Average Net Assets***	1.77%	2.63%	3.06%	3.59%	3.83%
Portfolio Turnover Rate	49%	126%	147%	86%^	215%

Class R Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eight-month fiscal	Janus High-Yield Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.00	$9.13	$8.45	$8.28	$7.61
Income from Investment Operations:
Net investment income	0.27	0.59	0.61	0.45	0.26
Net gain/(loss) on investments (both realized and unrealized)	0.33	(0.13)	0.68	0.17	0.67
Total from Investment Operations	0.60	0.46	1.29	0.62	0.93
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.59)	(0.61)	(0.45)	(0.26)
Distributions (from capital gains)*	(0.01)	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–	–
Total Distributions and Other	(0.29)	(0.59)	(0.61)	(0.45)	(0.26)
Net Asset Value, End of Period	$9.31	$9.00	$9.13	$8.45	$8.28
Total Return**	6.75%	5.38%	15.62%(4)	7.46%	12.33%
Net Assets, End of Period (in thousands)	$1,425	$1,082	$1,100	$876	$959
Average Net Assets for the Period (in thousands)	$1,303	$1,081	$997	$1,095	$885
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.37%	1.29%	1.33%	1.37%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.37%	1.29%	1.33%	1.37%	1.41%
Ratio of Net Investment Income to Average Net Assets***	5.97%	6.64%	6.85%	7.88%	9.83%
Portfolio Turnover Rate	40%	61%	92%	61%^	97%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Impact on performance due to reimbursement from advisor was 0.50%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 83

Financial Highlights - Fixed Income Funds  (continued)

Class S Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eight-month fiscal	Janus Flexible Bond Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.85	$10.55	$10.71	$10.42	$9.97
Income from Investment Operations:
Net investment income	0.14	0.34	0.35	0.27	0.14
Net gain on investments (both realized and unrealized)	0.21	0.45	0.19	0.35	0.45
Total from Investment Operations	0.35	0.79	0.54	0.62	0.59
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.34)	(0.36)	(0.27)	(0.14)
Distributions (from capital gains)*	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.38)	(0.49)	(0.70)	(0.33)	(0.14)
Net Asset Value, End of Period	$10.82	$10.85	$10.55	$10.71	$10.42
Total Return**	3.03%	7.69%	5.21%	6.04%	5.89%
Net Assets, End of Period (in thousands)	$79,708	$74,154	$57,799	$61,541	$70,553
Average Net Assets for the Period (in thousands)	$76,771	$66,641	$60,614	$66,480	$67,591
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	0.95%	0.95%	0.95%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.94%	0.95%	0.95%	0.99%
Ratio of Net Investment Income to Average Net Assets***	2.03%	2.92%	3.31%	3.87%	4.10%
Portfolio Turnover Rate	49%	126%	147%	86%^	215%

Class S Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the	Janus Global Bond Fund
fiscal year or period ended June 30	2012	2012	2011(3)

Net Asset Value, Beginning of Period	$10.49	$10.36	$10.00
Income from Investment Operations:
Net investment income	0.12	0.25	0.20
Net gain on investments (both realized and unrealized)	0.34	0.23	0.29
Total from Investment Operations	0.46	0.48	0.49
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.27)	(0.13)
Distributions (from capital gains)*	(0.25)	(0.08)	–
Total Distributions	(0.40)	(0.35)	(0.13)
Net Asset Value, End of Period	$10.55	$10.49	$10.36
Total Return**	4.33%	4.69%	4.96%
Net Assets, End of Period (in thousands)	$955	$915	$875
Average Net Assets for the Period (in thousands)	$943	$895	$851
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.62%	1.62%	3.84%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%	1.20%	0.86%(4)
Ratio of Net Investment Income to Average Net Assets***	2.24%	2.33%	2.97%
Portfolio Turnover Rate	70%	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.27% without the waiver of these fees and expenses.

See Notes to Financial Statements.

84 | DECEMBER 31, 2012

Class S Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eight-month fiscal	Janus High-Yield Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.02	$9.15	$8.47	$8.29	$7.61
Income from Investment Operations:
Net investment income	0.29	0.61	0.63	0.46	0.27
Net gain/(loss) on investments (both realized and unrealized)	0.32	(0.13)	0.68	0.17	0.67
Total from Investment Operations	0.61	0.48	1.31	0.63	0.94
Less Distributions and Other:
Dividends (from net investment income)*	(0.29)	(0.61)	(0.63)	(0.45)	(0.27)
Distributions (from capital gains)*	(0.01)	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)	0.01
Total Distributions and Other	(0.30)	(0.61)	(0.63)	(0.45)	(0.26)
Net Asset Value, End of Period	$9.33	$9.02	$9.15	$8.47	$8.29
Total Return**	6.88%	5.57%	15.83%(4)	7.77%	12.55%
Net Assets, End of Period (in thousands)	$6,900	$6,213	$7,015	$6,354	$5,841
Average Net Assets for the Period (in thousands)	$6,699	$5,959	$7,079	$6,774	$5,037
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.11%	1.11%	1.13%	1.12%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.11%	1.11%	1.13%	1.12%	1.18%
Ratio of Net Investment Income to Average Net Assets***	6.23%	6.80%	7.05%	8.12%	9.82%
Portfolio Turnover Rate	40%	61%	92%	61%^	97%

Class S Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eight-month fiscal period ended	Janus Short-Term Bond Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.08	$3.08	$3.08	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.02	0.05	0.06	0.04	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.01	0.01	0.02	0.03	0.05
Total from Investment Operations	0.03	0.06	0.08	0.07	0.08
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.05)	(0.06)	(0.05)	(0.03)
Distributions (from capital gains)*	(0.02)	(0.01)	(0.02)	–	–
Total Distributions	(0.04)	(0.06)	(0.08)	(0.05)	(0.03)
Net Asset Value, End of Period	$3.07	$3.08	$3.08	$3.08	$3.06
Total Return**	1.03%	1.98%	2.74%	2.16%	2.62%
Net Assets, End of Period (in thousands)	$5,040	$5,127	$5,692	$5,145	$4,549
Average Net Assets for the Period (in thousands)	$4,720	$5,547	$5,172	$4,928	$2,543
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.10%	1.06%	1.08%	1.09%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.05%	1.00%	1.03%	1.05%	1.06%
Ratio of Net Investment Income to Average Net Assets***	1.28%	1.77%	1.90%	2.20%	2.59%
Portfolio Turnover Rate	55%	93%	100%	33%^	57%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Impact on performance due to reimbursement from advisor was 0.50%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 85

Financial Highlights - Fixed Income Funds  (continued)

Class T Shares

For a share outstanding during the six-month period
ended December 31, 2012 (unaudited), each fiscal
year ended June 30, the eight-month fiscal period
ended June 30, 2010 and each fiscal year ended	Janus Flexible Bond Fund
October 31	2012	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$10.85	$10.54	$10.70	$10.42	$9.09	$9.45	$9.42
Income from Investment Operations:
Net investment income	0.13	0.36	0.38	0.29	0.43	0.42	0.46
Net gain/(loss) on investments (both realized and unrealized)	0.21	0.46	0.18	0.34	1.33	(0.36)	0.02
Total from Investment Operations	0.34	0.82	0.56	0.63	1.76	0.06	0.48
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.36)	(0.38)	(0.29)	(0.43)	(0.42)	(0.45)
Distributions (from capital gains)*	(0.21)	(0.15)	(0.34)	(0.06)	–	–	–
Total Distributions	(0.37)	(0.51)	(0.72)	(0.35)	(0.43)	(0.42)	(0.45)
Net Asset Value, End of Period	$10.82	$10.85	$10.54	$10.70	$10.42	$9.09	$9.45
Total Return**	3.16%	8.06%	5.47%	6.13%	19.74%	0.50%	5.27%
Net Assets, End of Period (in thousands)	$1,392,012	$1,286,847	$794,629	$641,811	$1,086,604	$740,543	$759,576
Average Net Assets for the Period (in thousands)	$1,357,914	$1,033,338	$727,010	$831,851	$915,900	$855,399	$755,593
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.70%	0.70%	0.66%	0.73%	0.78%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	0.69%	0.70%	0.66%	0.73%	0.77%	0.80%
Ratio of Net Investment Income to Average Net Assets***	2.27%	3.14%	3.56%	4.19%	4.34%	4.32%	4.81%
Portfolio Turnover Rate	49%	126%	147%	86%^	215%	185%	140%(2)

Class T Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the	Janus Global Bond Fund
fiscal year or period ended June 30	2012	2012	2011(3)

Net Asset Value, Beginning of Period	$10.48	$10.35	$10.00
Income from Investment Operations:
Net investment income	0.13	0.31	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.34	0.19	0.34
Total from Investment Operations	0.47	0.50	0.50
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.29)	(0.15)
Distributions (from capital gains)*	(0.25)	(0.08)	–
Total Distributions	(0.41)	(0.37)	(0.15)
Net Asset Value, End of Period	$10.54	$10.48	$10.35
Total Return**	4.47%	4.90%	4.99%
Net Assets, End of Period (in thousands)	$3,430	$2,317	$8,808
Average Net Assets for the Period (in thousands)	$3,245	$4,904	$1,739
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.36%	1.38%	2.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	1.00%	0.68%(4)
Ratio of Net Investment Income to Average Net Assets***	2.48%	2.44%	2.92%
Portfolio Turnover Rate	70%	222%	173%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 141% in 2007.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.01% without the waiver of these fees and expenses.

See Notes to Financial Statements.

86 | DECEMBER 31, 2012

Class T Shares

For a share outstanding during the six-month period
ended December 31, 2012 (unaudited), each fiscal
year ended June 30, the eight-month fiscal period
ended June 30, 2010 and each fiscal year ended	Janus High-Yield Fund
October 31	2012	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$9.00	$9.13	$8.45	$8.28	$6.94	$9.53	$9.69
Income from Investment Operations:
Net investment income	0.30	0.63	0.65	0.47	0.93	0.73	0.73
Net gain/(loss) on investments (both realized and unrealized)	0.33	(0.13)	0.69	0.17	1.34	(2.59)	(0.16)
Total from Investment Operations	0.63	0.50	1.34	0.64	2.27	(1.86)	0.57
Less Distributions and Other:
Dividends (from net investment income)*	(0.30)	(0.63)	(0.66)	(0.47)	(0.93)	(0.73)	(0.73)
Distributions (from capital gains)*	(0.01)	–	–	–	–	–	–
Redemption fees	N/A	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(0.31)	(0.63)	(0.66)	(0.47)	(0.93)	(0.73)	(0.73)
Net Asset Value, End of Period	$9.32	$9.00	$9.13	$8.45	$8.28	$6.94	$9.53
Total Return**	7.14%	5.83%	16.14%(3)	7.83%	35.34%	(20.74)%	6.04%
Net Assets, End of Period (in thousands)	$1,423,054	$1,269,091	$1,060,678	$707,010	$881,347	$381,290	$591,876
Average Net Assets for the Period (in thousands)	$1,364,043	$1,107,108	$875,192	$819,927	$574,291	$510,868	$579,507
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	0.86%	0.88%	0.86%	0.89%	0.90%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.86%	0.88%	0.86%	0.89%	0.89%	0.86%
Ratio of Net Investment Income to Average Net Assets***	6.48%	7.05%	7.28%	8.42%	12.44%	8.26%	7.54%
Portfolio Turnover Rate	40%	61%	92%	61%^	97%	109%	114%

Class T Shares

For a share outstanding during the six-month
period ended December 31, 2012 (unaudited),
each fiscal year ended June 30, the eight-month
fiscal period ended June 30, 2010 and each	Janus Short-Term Bond Fund
fiscal year ended October 31	2012	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$3.09	$3.09	$3.09	$3.06	$2.87	$2.88	$2.88
Income from Investment Operations:
Net investment income	0.02	0.06	0.07	0.05	0.10	0.10	0.13
Net gain/(loss) on investments (both realized and unrealized)	0.01	0.01	0.02	0.03	0.19	(0.01)	–
Total from Investment Operations	0.03	0.07	0.09	0.08	0.29	0.09	0.13
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.06)	(0.07)	(0.05)	(0.10)	(0.10)	(0.13)
Distributions (from capital gains)*	(0.02)	(0.01)	(0.02)	–	–	–	–
Total Distributions	(0.04)	(0.07)	(0.09)	(0.05)	(0.10)	(0.10)	(0.13)
Net Asset Value, End of Period	$3.08	$3.09	$3.09	$3.09	$3.06	$2.87	$2.88
Total Return**	1.16%	2.18%	2.99%	2.68%	10.35%	3.24%	4.74%
Net Assets, End of Period (in thousands)	$2,252,101	$2,022,283	$1,953,155	$1,956,871	$1,212,465	$231,823	$172,642
Average Net Assets for the Period (in thousands)	$2,129,813	$1,915,783	$1,950,013	$1,637,559	$588,441	$193,360	$172,326
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.85%	0.84%	0.84%	0.83%	0.87%	0.98%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.80%	0.80%	0.79%	0.72%	0.64%	0.64%
Ratio of Net Investment Income to Average Net Assets***	1.52%	1.95%	2.16%	2.44%	3.46%	3.51%	4.63%
Portfolio Turnover Rate	55%	93%	100%	33%^	57%	127%	130%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Impact on performance due to reimbursement from advisor was 0.51%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 87

Statements of Assets and Liabilities - Money Market Funds

As of December 31, 2012 (unaudited)	Janus Government	Janus Money
(all numbers in thousands except net asset value per share)	Money Market Fund	Market Fund

Assets:
Investments at cost(1)	$191,478	$1,292,914
Investments at value	$153,878	$868,014
Repurchase agreements	37,600	424,900
Cash	79	271
Receivables:
Fund shares sold	294	8,928
Interest	16	96
Non-interested Trustees’ deferred compensation	3	21
Other assets	–	–
Total Assets	191,870	1,302,230
Liabilities:
Payables:
Fund shares repurchased	355	8,017
Dividends	–	1
Advisory fees	16	108
Administrative services fees	10	93
Non-interested Trustees’ fees and expenses	5	4
Non-interested Trustees’ deferred compensation fees	3	21
Accrued expenses and other payables	13	11
Total Liabilities	402	8,255
Net Assets	$191,468	$1,293,975
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$191,483	$1,294,012
Undistributed net investment loss*	(15)	(37)
Undistributed net realized gain from investment and foreign currency transactions*	–	–
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	–	–
Total Net Assets	$191,468	$1,293,975
Net Assets - Class D Shares	$186,203	$1,105,974
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	186,218	1,106,004
Net Asset Value Per Share	$1.00	$1.00
Net Assets - Class T Shares	$5,265	$188,001
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,265	188,003
Net Asset Value Per Share	$1.00	$1.00

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $37,600,000 and $424,900,000 for Janus Government Money Market Fund and Janus Money Market Fund, respectively.
See Notes to Financial Statements.

88 | DECEMBER 31, 2012

Statements of Operations - Money Market Funds

For the six-month period ended December 31, 2012 (unaudited)	Janus Government	Janus
(all numbers in thousands)	Money Market Fund	Money Market Fund

Investment Income:
Interest	$192	$1,240
Total Investment Income	192	1,240
Expenses:
Advisory fees	188	1,260
Professional fees	20	24
Non-interested Trustees’ fees and expenses	1	30
Administrative services fees - Class D Shares	419	2,490
Administrative services fees - Class T Shares	13	421
Other expenses	–	–
Total Expenses	641	4,225
Less: Excess Expense Reimbursement	(454)	(3,014)
Net Expenses after Expense Reimbursement	187	1,211
Net Investment Income	5	29
Net Realized and Unrealized Gain/(Loss) on Investments:
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	–	1
Net Gain on Investments	–	1
Net Increase in Net Assets Resulting from Operations	$5	$30

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 89

Statements of Changes in Net Assets - Money Market Funds

For the six-month period ended December 31, 2012 (unaudited) and	Janus Government		Janus Money
the fiscal year ended June 30, 2012	Money Market Fund		Market Fund
(all numbers in thousands)	2012	2012	2012	2012

Operations:
Net investment income	$5	$6	$29	$59
Net realized gain from investment and foreign currency transactions	–	–	–	–
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	–	–	1	(2)
Net Increase in Net Assets Resulting from Operations	5	6	30	57
Dividends and Distributions to Shareholders:
Net Investment Income*
Class D Shares	(5)	(6)	(26)	(50)
Class T Shares	–	–	(4)	(7)
Net Realized Gain/(Loss) from Investment Transactions*
Class D Shares	–	(2)	–	(6)
Class T Shares	–	–	–	(1)
Net Decrease from Dividends and Distributions	(5)	(8)	(30)	(64)
Capital Share Transactions:
Shares Sold
Class D Shares	36,049	79,886	281,321	623,381
Class T Shares	1,057	5,053	58,675	103,157
Reinvested Dividends and Distributions
Class D Shares	4	7	20	52
Class T Shares	–	–	2	4
Shares Repurchased
Class D Shares	(32,161)	(86,828)	(264,620)	(639,464)
Class T Shares	(1,111)	(5,466)	(38,360)	(100,027)
Net Increase/(Decrease) from Capital Share Transactions	3,838	(7,348)	37,038	(12,897)
Net Increase/(Decrease) in Net Assets	3,838	(7,350)	37,038	(12,904)
Net Assets:
Beginning of period	187,630	194,980	1,256,937	1,269,841
End of period	$191,468	$187,630	$1,293,975	$1,256,937

Undistributed Net Investment Loss*	$(15)	$(15)	$(37)	$(36)

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

90 | DECEMBER 31, 2012

Financial Highlights - Money Market Funds

Class D Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30 and the fiscal period ended June 30,	Janus Government Money Market Fund
2010	2012	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–	–
Net gain on investments (both realized and unrealized)	–	–	–	–
Total from Investment Operations	–	–	–	–
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.00%	0.01%
Net Assets, End of Period (in thousands)	$186,203	$182,311	$189,249	$211,746
Average Net Assets for the Period (in thousands)	$181,065	$190,180	$199,694	$209,798
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.69%	0.71%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.20%	0.18%	0.23%	0.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.01%	0.00%	0.00%	(0.03)%

Class D Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30 and the fiscal period	Janus Money Market Fund
ended June 30, 2010	2012	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–	–
Net gain on investments (both realized and unrealized)	–	–	–	–
Total from Investment Operations	–	–	–	–
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.01%	0.00%
Net Assets, End of Period (in thousands)	$1,105,974	$1,089,252	$1,105,288	$1,236,987
Average Net Assets for the Period (in thousands)	$1,075,972	$1,131,399	$1,148,654	$1,244,263
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.67%	0.67%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.19%	0.14%	0.22%	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.00%	0.00%	0.01%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 91

Financial Highlights - Money Market Funds  (continued)

Class T Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended
June 30, the eight-month fiscal period ended June 30, 2010	Janus Government Money Market Fund
and each fiscal year ended October 31	2012	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–	0.01(2)	–	0.02	0.05
Net gain/(loss) on investments (both realized and unrealized)	–	–	–	(0.01)(2)	–	–	–
Total from Investment Operations	–	–	–	–	–	0.02	0.05
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	(0.02)	(0.05)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	(0.02)	(0.05)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.00%	0.02%	0.08%	2.46%	4.79%
Net Assets, End of Period (in thousands)	$5,265	$5,319	$5,731	$4,446	$228,531	$312,248	$188,133
Average Net Assets for the Period (in thousands)	$5,376	$5,267	$4,596	$100,419	$273,901	$225,293	$177,655
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.70%	0.71%	0.74%	0.72%	0.73%	0.72%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.20%	0.18%	0.22%	0.24%	0.55%	0.62%	0.61%
Ratio of Net Investment Income to Average Net Assets***	0.01%	0.00%	0.00%	0.05%	0.10%	2.33%	4.69%

Class T Shares

For a share outstanding during the six-month period
ended December 31, 2012 (unaudited), each fiscal
year ended June 30, the eight-month fiscal period
ended June 30, 2010 and each fiscal year ended	Janus Money Market Fund
October 31	2012	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–	–	–	–	–	0.03	0.05
Net gain/(loss) on investments (both realized and unrealized)	–	–	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–	0.03	0.05
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	(0.03)	(0.05)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	(0.03)	(0.05)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.01%	0.00%	0.18%	2.76%	4.93%
Net Assets, End of Period (in thousands)	$188,001	$167,685	$164,553	$166,308	$1,517,715	$1,983,438	$1,721,914
Average Net Assets for the Period (in thousands)	$174,153	$162,966	$163,660	$741,343	$1,785,483	$1,931,685	$1,577,950
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.69%	0.69%	0.71%	0.73%	0.71%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.19%	0.14%	0.22%	0.25%	0.54%	0.61%	0.60%
Ratio of Net Investment Income to Average Net Assets***	0.00%	0.00%	0.00%	0.00%	0.20%	2.68%	4.82%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Due to decreased shares outstanding during the period, amounts shown for a share outstanding do not correspond with the aggregate net investment income and net gain/(loss) on investments.

See Notes to Financial Statements.

92 | DECEMBER 31, 2012

Notes to Schedules of Investments and Other Information (unaudited)

Barclays 1-3 Year U.S. Government/Credit Index	Composed of all bonds of investment grade with a maturity between one and three years.

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Barclays Global Aggregate Corporate Bond Index	The corporate component of the Barclays Global Aggregate Bond Index.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Barclays U.S. Corporate High-Yield Bond Index	Composed of fixed-rate, publicly issued, non-investment grade debt.

Lipper Global Income Funds	Funds that state in their prospectus that they invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Short Investment Grade Debt Funds	Funds that invest primarily in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

ULC	Unlimited Liability Company

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2012 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Fixed Income
Janus Flexible Bond Fund	$892,600,445	14.6%
Janus Global Bond Fund	5,765,857	14.8%
Janus High-Yield Fund	829,717,668	33.7%
Janus Short-Term Bond Fund	610,066,816	19.8%

Janus Fixed Income & Money Market Funds | 93

Notes to Schedules of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Flexible Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$169,938,371	$–

Bank Loans	–	49,839,596	–

Corporate Bonds	–	3,255,461,667	–

Mortgage-Backed Securities	–	1,155,175,626	–

Preferred Stock	–	49,683,128	–

U.S. Treasury Notes/Bonds	–	1,157,857,092	–

Money Market	–	245,610,696	–

Total Investments in Securities	$–	$6,083,566,176	$–

Investments in Securities:
Janus Global Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$1,945,680	$–

Bank Loans	–	225,509	–

Corporate Bonds	–	20,248,424	–

Foreign Government Bonds	–	8,396,598	–

Mortgage-Backed Securities	–	5,652,105	–

Preferred Stock	–	278,881	–

U.S. Treasury Notes/Bonds	–	1,741,792	–

Money Market	–	626,126	–

Total Investments in Securities	$–	$39,115,115	$–

Investments in Securities:
Janus High-Yield Fund
Bank Loans	$–	$143,606,443	$–

Commercial Mortgage-Backed Security	–	4,753,858	–

Corporate Bonds	–	2,160,395,884	–

Preferred Stock	–	6,606,613	–

Money Market	–	105,764,510	–

Total Investments in Securities	$–	$2,421,127,308	$–

Investments in Securities:
Janus Short-Term Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$134,994,687	$–

Bank Loans	–	18,650,262	–

Corporate Bonds	–	2,137,530,034	–

U.S. Treasury Notes/Bonds	–	734,243,505	–

Short-Term Taxable Variable Rate Demand Note	–	980,000	–

Money Market	–	93,918,605	–

Total Investments in Securities	$–	$3,120,317,093	$–

94 | DECEMBER 31, 2012

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Janus Government Money Market Fund
Repurchase Agreements	$–	$37,600,000	$–

U.S. Government Agency Notes	–	78,238,282	–

Variable Rate Demand Agency Notes	–	75,640,000	–

Total Investments in Securities	$–	$191,478,282	$–

Investments in Securities:
Janus Money Market Fund
Certificates of Deposit	$–	$136,599,205	$–

Commercial Paper	–	233,478,171	–

Repurchase Agreements	–	424,900,000	–

U.S. Government Agency Notes	–	307,886,482	–

Variable Rate Demand Agency Notes	–	190,050,000	–

Total Investments in Securities	$–	$1,292,913,858	$–

Other Financial Instruments(b):
Janus Global Bond Fund	$–	$(155,321)	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2012 is noted below.

Fund	Aggregate Value

Fixed Income
Janus Flexible Bond Fund	$28,349,600
Janus Global Bond Fund	14,458,409
Janus High-Yield Fund	74,555,000
Janus Short-Term Bond Fund	50,046,900

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2012.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Fixed Income & Money Market Funds | 95

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund (collectively, the “Fixed Income Funds”) and Janus Government Money Market Fund and Janus Money Market Fund (collectively, the “Money Market Funds”) are series funds. The Fixed Income Funds and the Money Market Funds (individually, a “Fund” and collectively, the “Funds”) are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal period ended December 31, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fixed Income Funds invest primarily in income-producing securities. The Money Market Funds invest primarily in short-term money market securities. Each Fixed Income Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fixed Income Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each Money Market Fund offers only Class D Shares and Class T Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares, which commenced May 31, 2012, are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Investments held by the Money Market Funds are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt

96 | DECEMBER 31, 2012

securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fixed Income Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends are declared daily and distributed monthly for the Funds. Realized capital gains, if any, are declared and distributed in December. The majority of dividends and net

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Notes to Financial Statements (unaudited) (continued)

realized capital gains distributions from the Funds will be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Fixed Income Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal period ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Restricted Cash
As of December 31, 2012, Janus High-Yield Fund had restricted cash in the amount of $15,000,000. The restricted cash represents collateral received in relation to when-issued securities invested in by the Fund at December 31, 2012. The restricted cash is held at the Fund’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would

98 | DECEMBER 31, 2012

use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fixed Income Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fixed Income Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future

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Notes to Financial Statements (unaudited) (continued)

contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Fixed Income Funds during the fiscal period ended December 31, 2012 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Fixed Income Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fixed Income Funds invest in a derivative for speculative purposes, the Fixed Income Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fixed Income Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Fixed Income Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fixed Income Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fixed Income Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fixed Income Fund may require the counterparty to post collateral if the Fixed Income Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fixed Income Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fixed Income Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fixed Income Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fixed Income Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fixed Income Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

100 | DECEMBER 31, 2012

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Fixed Income Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fixed Income Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fixed Income Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Fixed Income Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Fixed Income Funds’ custodian.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of December 31, 2012.

Fair Value of Derivative Instruments as of December 31, 2012

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Bond Fund

Foreign Exchange Contracts	Forward currency contracts	$61,874	Forward currency contracts	$217,194

Total		$61,874		$217,194

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the fiscal period ended December 31, 2012.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Bond Fund

Foreign Exchange Contracts	$–	$–	$–	$(32,629)	$(32,629)

Total	$–	$–	$–	$(32,629)	$(32,629)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Janus Global Bond Fund

Foreign Exchange Contracts	$–	$–	$–	$(173,639)	$(173,639)

Total	$–	$–	$–	$(173,639)	$(173,639)

Please see the Fund’s Statements of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Fund’s volumes throughout the period.

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Notes to Financial Statements (unaudited) (continued)

3.	Other investments and strategies

Additional Investment Risk
The Fixed Income Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
The Fixed Income Funds may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fixed Income Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fixed Income Funds generally have no right to enforce

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compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Janus Global Bond Fund’s non-U.S. bank loan investments are subject to the risks of foreign investment, including Eurozone risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to a Fund. The interest rates paid on a floating rate security in which the Fixed Income Funds invest generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fixed Income Funds may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fixed Income Funds may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fixed Income Funds utilize an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal period ended December 31, 2012 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Fixed Income
Janus Flexible Bond Fund	$16,581,074	0.0000% - 5.2500%
Janus Global Bond Fund	37,585	0.0000% - 4.2500%
Janus High-Yield Fund	105,280,636	0.0000% - 11.5000%
Janus Short-Term Bond Fund	26,443,879	1.4620% - 5.2500%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of their investment policies, each Fixed Income Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fixed Income Funds’ investments. In addition, the Fixed Income Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fixed Income Funds’ investments. To the extent that a Fixed Income Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fixed Income Fund’s performance. Additionally, foreign and emerging market

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Notes to Financial Statements (unaudited) (continued)

risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Fixed Income Fund invests in Chinese local market equity securities (also known as “A Shares”).

Floating Rate Loans
The Fixed Income Funds may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fixed Income Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fixed Income Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fixed Income Fund may pay fees such as facility fees. Such fees may affect the Fixed Income Fund’s return.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate. In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

Real Estate Investing
The Fixed Income Funds may invest in debt securities of U.S. and non-U.S. real estate-related companies. Such

104 | DECEMBER 31, 2012

companies may include those in the real estate industry or real estate-related industries. These securities may include corporate bonds, preferred stocks, and other securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Funds may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
			Investment
	Average		Advisory
	Daily Net Assets		Fee (%)
Fund	of the Fund		(annual rate)

Fixed Income
Janus Flexible Bond Fund	First $	300 Million	0.50
	Over $	300 Million	0.40
Janus Global Bond Fund	First $	1 Billion	0.60
	Next $	1 Billion	0.55
	Over $	2 Billion	0.50
Janus High-Yield Fund	First $	300 Million	0.65
	Over $	300 Million	0.55
Janus Short-Term Bond Fund	First $	300 Million	0.64
	Over $	300 Million	0.54
Money Market
Janus Government Money Market Fund		All Asset Levels	0.20
Janus Money Market Fund		All Asset Levels	0.20

Class D Shares and Class T Shares of each Money Market Fund compensate Janus Capital an administration fee at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets. Janus Capital may voluntarily waive and/or reimburse administration fees to the extent necessary to assist the Money Market Funds in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Money Market Funds will maintain a positive yield.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including,

Janus Fixed Income & Money Market Funds | 105

Notes to Financial Statements (unaudited) (continued)

but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares of the Fixed Income Funds for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Fixed Income Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fixed Income Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Fixed Income Funds until at least November 1, 2013 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Fixed Income
Janus Flexible Bond Fund	0.55
Janus Global Bond Fund	0.75
Janus High-Yield Fund	0.78
Janus Short-Term Bond Fund	0.55

For a period of three years subsequent to Janus Global Bond Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and

106 | DECEMBER 31, 2012

expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires December 28, 2013. For the fiscal period ended December 31, 2012, total reimbursement by Janus Capital was $72,065 for the Fund. As of December 31, 2012, the aggregate amount of recoupment that may potentially be made to Janus Capital is $203,605.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” for the Fixed Income Funds, and “Unrealized net appreciation/(depreciation) of investments for non-interested Trustees’ deferred compensation” for the Money Market Funds on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal period ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $96,728 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal period ended December 31, 2012.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $249,192 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal period ended December 31, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares of Janus Flexible Bond Fund, Janus Global Bond Fund and Janus High-Yield Fund include a 4.75% upfront sales charge of the offering price. Class A Shares of Janus Short-Term Bond Fund include a 2.50% upfront sales charge of the offering price. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal period ended December 31, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Fixed Income
Janus Flexible Bond Fund	$51,917
Janus Global Bond Fund	158
Janus High-Yield Fund	15,005
Janus Short-Term Bond Fund	6,390

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the fiscal period ended December 31, 2012, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Fixed Income
Janus Flexible Bond Fund	$18
Janus High-Yield Fund	1,700

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the fiscal period ended December 31, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Fixed Income
Janus Flexible Bond Fund	$38,736
Janus Global Bond Fund	17
Janus High-Yield Fund	5,369
Janus Short-Term Bond Fund	8,910

The Fixed Income Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in

Janus Fixed Income & Money Market Funds | 107

Notes to Financial Statements (unaudited) (continued)

“Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the fiscal period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fixed Income Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the fiscal period ended December 31, 2012, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/12

Janus Cash Liquidity Fund LLC
Fixed Income
Janus Flexible Bond Fund	$1,518,553,395	$(1,389,932,000)	$152,269	$245,610,696
Janus Global Bond Fund	16,031,705	(15,702,579)	845	626,126
Janus High-Yield Fund	602,949,934	(663,717,000)	115,068	105,764,510
Janus Short-Term Bond Fund	1,145,007,397	(1,132,830,000)	70,183	93,918,605

	$3,282,542,431	$(3,202,181,579)	$338,365	$445,919,937

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal period ended December 31, 2012, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	6/30/12	Purchases	Purchases	Redemptions	Redemptions	12/31/12

Fixed Income
Janus Flexible Bond Fund - Class N Shares	$10,000	$–	–	$(10,000)	9/20/12	$–
Janus Global Bond Fund - Class A Shares	833,333	–	–	–	–	833,333
Janus Global Bond Fund - Class C Shares	833,334	–	–	–	–	833,334
Janus Global Bond Fund - Class D Shares	833,333	–	–	–	–	833,333
Janus Global Bond Fund - Class I Shares	833,333	–	–	–	–	833,333
Janus Global Bond Fund - Class S Shares	833,334	–	–	–	–	833,334
Janus Global Bond Fund - Class T Shares	833,333	–	–	–	–	833,333
Janus High-Yield Fund - Class N Shares	50,000	–	–	(50,000)	9/20/12	–
Janus Short-Term Bond Fund - Class N Shares	10,000	–	–	(10,000)	9/20/12	–

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

108 | DECEMBER 31, 2012

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Fixed Income
Janus Flexible Bond Fund	$5,887,212,583	$209,638,598	$(13,285,005)	$196,353,593
Janus Global Bond Fund	37,948,403	1,338,122	(171,410)	1,166,712
Janus High-Yield Fund	2,304,753,897	126,667,224	(10,293,813)	116,373,411
Janus Short-Term Bond Fund	3,087,427,649	35,389,873	(2,500,429)	32,889,444
Money Market
Janus Government Money Market Fund	191,478,282	–	–	–
Janus Money Market Fund	1,292,913,858	–	–	–

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the fiscal year ended June 30, 2012

		No Expiration		Accumulated
Fund	June 30, 2017	Short-Term	Long-Term	Capital Losses

Fixed Income
Janus High-Yield Fund	$(9,550,597)	$(11,729,206)	$–	$(21,279,803)

6.	Capital Share Transactions

For the six-month period ended December 31, 2012 (unaudited) and the fiscal year	Janus Flexible		Janus Global
ended June 30, 2012 (all numbers in thousands)	Bond Fund		Bond Fund
Fixed Income	2012	2012(1)	2012	2012

Transactions in Fund Shares – Class A Shares:
Shares sold	18,171	37,728	68	428
Reinvested dividends and distributions	2,307	2,180	17	12
Shares repurchased	(7,818)	(13,593)	(116)	(67)
Net Increase/(Decrease) in Fund Shares	12,660	26,315	(31)	373
Shares Outstanding, Beginning of Period	64,320	38,005	488	115
Shares Outstanding, End of Period	76,980	64,320	457	488
Transactions in Fund Shares – Class C Shares:
Shares sold	8,777	18,903	22	93
Reinvested dividends and distributions	958	855	7	4
Shares repurchased	(3,812)	(5,984)	(7)	(42)
Net Increase/(Decrease) in Fund Shares	5,923	13,774	22	55
Shares Outstanding, Beginning of Period	39,245	25,471	180	125
Shares Outstanding, End of Period	45,168	39,245	202	180

Janus Fixed Income & Money Market Funds | 109

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended December 31, 2012 (unaudited) and the fiscal year	Janus Flexible		Janus Global
ended June 30, 2012 (all numbers in thousands)	Bond Fund		Bond Fund
Fixed Income	2012	2012(1)	2012	2012

Transactions in Fund Shares – Class D Shares:
Shares sold	7,099	17,640	305	1,331
Reinvested dividends and distributions	2,497	3,239	43	37
Shares repurchased	(4,921)	(12,010)	(134)	(861)
Net Increase/(Decrease) in Fund Shares	4,675	8,869	214	507
Shares Outstanding, Beginning of Period	73,979	65,110	978	471
Shares Outstanding, End of Period	78,654	73,979	1,192	978
Transactions in Fund Shares – Class I Shares:
Shares sold	61,521	97,752	76	526
Reinvested dividends and distributions	5,349	6,208	55	45
Shares repurchased	(23,078)	(64,699)	(116)	(168)
Net Increase/(Decrease) in Fund Shares	43,792	39,261	15	403
Shares Outstanding, Beginning of Period	155,937	116,676	1,415	1,012
Shares Outstanding, End of Period	199,729	155,937	1,430	1,415
Transactions in Fund Shares – Class N Shares:
Shares sold	2,090	236,88	N/A	N/A
Reinvested dividends and distributions	863	50	N/A	N/A
Shares repurchased	(1,125)	(362)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	1,828	23,376	N/A	N/A
Shares Outstanding, Beginning of Period	23,376	N/A	N/A	N/A
Shares Outstanding, End of Period	25,204	23,376	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	908	2,108	N/A	N/A
Reinvested dividends and distributions	75	45	N/A	N/A
Shares repurchased	(453)	(646)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	530	1,507	N/A	N/A
Shares Outstanding, Beginning of Period	2,416	909	N/A	N/A
Shares Outstanding, End of Period	2,946	2,416	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	1,734	3,686	1	–
Reinvested dividends and distributions	233	285	3	3
Shares repurchased	(1,433)	(2,619)	–	–
Net Increase/(Decrease) in Fund Shares	534	1,352	4	3
Shares Outstanding, Beginning of Period	6,833	5,481	87	84
Shares Outstanding, End of Period	7,367	6,833	91	87
Transactions in Fund Shares – Class T Shares:
Shares sold	24,187	65,547	147	185
Reinvested dividends and distributions	4,224	4,605	12	14
Shares repurchased	(18,341)	(26,888)	(55)	(829)
Net Increase/(Decrease) in Fund Shares	10,070	43,264	104	(630)
Shares Outstanding, Beginning of Period	118,628	75,364	221	851
Shares Outstanding, End of Period	128,698	118,628	325	221

(1)	Period from May 31, 2012 (inception date) through June 30, 2012 for Class N Shares.

110 | DECEMBER 31, 2012

	Janus		Janus
For the six-month period ended December 31, 2012 (unaudited) and the	High-Yield		Short-Term
fiscal year ended June 30, 2012 (all numbers in thousands)	Fund		Bond Fund
Fixed Income	2012	2012(1)	2012	2012(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	7,976	19,541	15,572	66,759
Reinvested dividends and distributions	1,004	1,588	861	2,582
Shares repurchased	(7,449)	(10,422)	(98,910)	(53,557)
Net Increase/(Decrease) in Fund Shares	1,531	10,707	(82,477)	15,784
Shares Outstanding, Beginning of Period	29,543	18,836	137,374	121,590
Shares Outstanding, End of Period	31,074	29,543	54,897	137,374
Transactions in Fund Shares – Class C Shares:
Shares sold	1,230	2,141	4,704	10,564
Reinvested dividends and distributions	226	426	213	258
Shares repurchased	(956)	(2,452)	(3,813)	(9,082)
Net Increase/(Decrease) in Fund Shares	500	115	1,104	1,740
Shares Outstanding, Beginning of Period	8,705	8,590	24,620	22,880
Shares Outstanding, End of Period	9,205	8,705	25,724	24,620
Transactions in Fund Shares – Class D Shares:
Shares sold	4,193	6,578	8,219	14,440
Reinvested dividends and distributions	1,117	2,147	1,020	1,495
Shares repurchased	(2,905)	(6,940)	(7,297)	(16,877)
Net Increase/(Decrease) in Fund Shares	2,405	1,785	1,942	(942)
Shares Outstanding, Beginning of Period	36,511	34,726	67,217	68,159
Shares Outstanding, End of Period	38,916	36,511	69,159	67,217
Transactions in Fund Shares – Class I Shares:
Shares sold	9,545	29,871	38,383	70,814
Reinvested dividends and distributions	912	1,594	964	2,153
Shares repurchased	(7,412)	(23,821)	(23,822)	(159,874)
Net Increase/(Decrease) in Fund Shares	3,045	7,644	15,525	(86,907)
Shares Outstanding, Beginning of Period	26,799	19,155	89,374	176,281
Shares Outstanding, End of Period	29,844	26,799	104,899	89,374
Transactions in Fund Shares – Class N Shares:
Shares sold	906	490	2,815	11,424
Reinvested dividends and distributions	34	2	205	13
Shares repurchased	(202)	(5)	(765)	(300)
Net Increase/(Decrease) in Fund Shares	738	487	2,255	11,137
Shares Outstanding, Beginning of Period	487	N/A	11,137	–
Shares Outstanding, End of Period	1,225	487	13,392	11,137
Transactions in Fund Shares – Class R Shares:
Shares sold	46	76	N/A	N/A
Reinvested dividends and distributions	3	6	N/A	N/A
Shares repurchased	(16)	(83)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	33	(1)	N/A	N/A
Shares Outstanding, Beginning of Period	120	121	N/A	N/A
Shares Outstanding, End of Period	153	120	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	110	197	512	369
Reinvested dividends and distributions	24	45	21	36
Shares repurchased	(84)	(320)	(559)	(586)
Net Increase/(Decrease) in Fund Shares	50	(78)	(26)	(181)
Shares Outstanding, Beginning of Period	689	767	1,666	1,847
Shares Outstanding, End of Period	739	689	1,640	1,666

Janus Fixed Income & Money Market Funds | 111

Notes to Financial Statements (unaudited) (continued)

	Janus		Janus
For the six-month period ended December 31, 2012 (unaudited) and the	High-Yield		Short-Term
fiscal year ended June 30, 2012 (all numbers in thousands)	Fund		Bond Fund
Fixed Income	2012	2012(1)	2012	2012(1)

Transactions in Fund Shares – Class T Shares:
Shares sold	28,587	57,266	184,613	254,050
Reinvested dividends and distributions	5,005	8,737	10,301	13,207
Shares repurchased	(21,820)	(41,223)	(119,659)	(244,131)
Net Increase/(Decrease) in Fund Shares	11,772	24,780	75,255	23,126
Shares Outstanding, Beginning of Period	140,945	116,165	655,191	632,065
Shares Outstanding, End of Period	152,717	140,945	730,446	655,191

(1)	Period from May 31, 2012 (inception date) through June 30, 2012 for Class N Shares.

112 | DECEMBER 31, 2012

For the six-month period ended December 31, 2012 (unaudited) and the	Janus Government
fiscal year ended June 30, 2012 (all numbers in thousands)	Money Market Fund		Janus Money Market Fund
Money Market	2012	2012	2012	2012

Transactions in Fund Shares – Class D Shares:
Shares sold	36,049	79,885	281,321	623,381
Reinvested dividends and distributions	4	7	20	53
Shares repurchased	(32,161)	(86,828)	(264,620)	(639,464)
Net Increase/(Decrease) in Fund Shares	3,892	(6,936)	16,721	(16,030)
Shares Outstanding, Beginning of Period	182,326	189,262	1,089,283	1,105,313
Shares Outstanding, End of Period	186,218	182,326	1,106,004	1,089,283
Transactions in Fund Shares – Class T Shares:
Shares sold	1,057	5,053	58,675	103,157
Reinvested dividends and distributions	–	–	2	4
Shares repurchased	(1,111)	(5,466)	(38,361)	(100,027)
Net Increase/(Decrease) in Fund Shares	(54)	(413)	20,316	3,134
Shares Outstanding, Beginning of Period	5,319	5,732	167,687	164,553
Shares Outstanding, End of Period	5,265	5,319	188,003	167,687

7.	Purchases and Sales of Investment Securities

For the fiscal period ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Fixed Income
Janus Flexible Bond Fund	$2,174,268,303	$1,651,562,629	$1,260,741,485	$1,100,359,217
Janus Global Bond Fund	21,335,810	19,946,411	7,195,038	5,781,210
Janus High-Yield Fund	1,099,772,892	883,938,755	–	–
Janus Short-Term Bond Fund	1,346,285,166	1,131,397,763	361,414,017	490,122,243

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Fixed Income & Money Market Funds | 113

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

114 | DECEMBER 31, 2012

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

Janus Fixed Income & Money Market Funds | 115

Additional Information (unaudited) (continued)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

116 | DECEMBER 31, 2012

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Fixed Income & Money Market Funds | 117

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2012. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting

118 | DECEMBER 31, 2012

period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund.

Janus Fixed Income & Money Market Funds | 119

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

120 | DECEMBER 31, 2012

Notes

Janus Fixed Income & Money Market Funds | 121

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0213-32453	125-24-93004 02-13

SEMIANNUAL REPORT

December 31, 2012

Janus Mathematical Funds

INTECH Global Dividend Fund
INTECH International Fund
INTECH U.S. Core Fund
INTECH U.S. Growth Fund
INTECH U.S. Value Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Mathematical Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Useful Information About Your Fund Report (unaudited)

Market Perspective and Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Funds’ investment personnel in the Management Commentaries are just that: opinions. They are a reflection of the investment personnel’s best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could their opinions. These views are unique to the investment personnel and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least November 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have

Janus Mathematical Funds | 1

(Continued) (unaudited)

been higher. More information regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

2 | DECEMBER 31, 2012

INTECH Global Dividend Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the six months ended December 31, 2012, INTECH Global Dividend Fund’s Class I Shares returned 9.50%. This compares to the 9.36% return posted by the MSCI World Index, the Fund’s primary benchmark, and a 8.63% return for its secondary benchmark, the MSCI World High Dividend Yield Index.

Investment Strategy

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 25 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. We believe the Fund remains well positioned for long-term growth of capital and income.

Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH Global Dividend Fund.

Janus Mathematical Funds | 3

INTECH Global Dividend Fund (unaudited)

INTECH Global Dividend Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Astellas Pharma, Inc. Medical – Drugs	1.9%
AT&T, Inc. Telephone – Integrated	1.7%
Eli Lilly & Co. Medical – Drugs	1.6%
Standard Life PLC Life and Health Insurance	1.6%
Reynolds American, Inc. Tobacco	1.4%

8.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of June 30, 2012

4 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012				Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Global Dividend Fund – Class A Shares

NAV	9.30%	12.05%	14.84%	5.58%	0.77%

MOP	3.06%	5.59%	8.50%

INTECH Global Dividend Fund- Class C Shares

NAV	8.81%	11.17%	13.98%	6.33%	1.52%

CDSC	7.74%	10.10%	13.98%

INTECH Global Dividend Fund – Class D Shares(1)	9.27%	11.90%	14.70%	6.15%	0.81%

INTECH Global Dividend Fund – Class I Shares	9.50%	12.35%	15.14%	5.07%	0.52%

INTECH Global Dividend Fund – Class S Shares	9.10%	11.73%	14.53%	5.84%	1.02%

INTECH Global Dividend Fund – Class T Shares	9.30%	12.05%	14.84%	5.53%	0.77%

Morgan Stanley Capital International World IndexSM	9.36%	15.83%	19.02%

Morgan Stanley Capital International World High Dividend Yield Index	8.63%	12.24%	15.80%

Lipper Quartile – Class I Shares	–	4th	3rd

Lipper Ranking – based on total returns for Global Funds	–	598/787	562/759

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Mathematical Funds | 5

INTECH Global Dividend Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

For a period of three years subsequent to the effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

6 | DECEMBER 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,093.00	$4.01

Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,088.10	$7.95

Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.68

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,092.70	$3.64

Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,093.90	$2.69

Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	$2.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,091.00	$5.32

Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,093.00	$4.01

Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87

†	Actual expenses are equal to the net annualized expense ratio of 0.76% for Class A Shares, 1.51% for Class C Shares, 0.69% for Class D Shares, 0.51% for Class I Shares, 1.01% for Class S Shares and 0.76% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Mathematical Funds | 7

INTECH Global Dividend Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Common Stock – 98.3%
Aerospace and Defense – 2.1%
2,323	BAE Systems PLC	$12,761
400	Lockheed Martin Corp.	36,916
700	Northrop Grumman Corp.	47,306
1,900	Raytheon Co.	109,364
		206,347
Aerospace and Defense – Equipment – 0.1%
3,431	Cobham PLC	12,476
Airlines – 0.1%
5,000	Cathay Pacific Airways, Ltd.	9,283
Airport Development – Maintenance – 0.2%
9,555	Auckland International Airport, Ltd.	21,119
Appliances – 0.8%
3,093	Electrolux A.B.	81,270
Athletic Footwear – 0.3%
8,000	Yue Yuen Industrial Holdings, Ltd.	27,008
Automotive – Cars and Light Trucks – 0.3%
591	Daimler A.G.	32,291
Automotive – Medium and Heavy Duty Trucks – 0.1%
663	Scania A.B. – Class B	13,795
Beverages – Non-Alcoholic – 0.3%
1,706	Coca-Cola Amatil, Ltd.	23,979
Building – Heavy Construction – 1.3%
2,003	ACS Actividades de Construccion y Servicios S.A.	51,255
1,691	Aker Solutions A.S.A.	34,811
4,000	Cheung Kong Infrastructure Holdings, Ltd.	24,573
466	Skanska A.B. – Class B	7,670
173	Vinci S.A.	8,233
		126,542
Building and Construction – Miscellaneous – 1.3%
1,959	Balfour Beatty PLC	8,753
249	Bouygues S.A.	7,341
6,906	Ferrovial S.A.	101,812
186	Koninklijke Boskalis Westminster N.V.	8,479
		126,385
Building and Construction Products – Miscellaneous – 0.2%
123	Cie de Saint-Gobain	5,262
82	Geberit A.G.	18,158
		23,420
Building Products – Cement and Aggregate – 0.4%
982	CRH PLC	20,375
1,743	James Hardie Industries PLC (ADR)	16,858
		37,233
Building Products – Doors and Windows – 0.1%
1,000	Asahi Glass Co., Ltd.	7,267
Cable/Satellite Television – 0.5%
2,100	Cablevision Systems Corp. – Class A	31,374
700	Shaw Communications, Inc. – Class B	16,078
		47,452
Casino Hotels – 0.1%
3,690	SKYCITY Entertainment Group, Ltd.	11,581
Casino Services – 0.2%
500	Sankyo Co., Ltd.	19,788
Cellular Telecommunications – 0.4%
4	NTT DoCoMo, Inc.	5,746
300	Rogers Communications, Inc. – Class B	13,624
6,173	Vodafone Group PLC	15,522
		34,892
Chemicals – Diversified – 0.8%
109	Akzo Nobel N.V.	7,192
326	BASF S.E.	30,638
100	E.I. du Pont de Nemours & Co.	4,497
276	K+S A.G.	12,759
1,000	Kaneka Corp.	5,030
118	Koninklijke DSM N.V.	7,107
4,000	Sumitomo Chemical Co., Ltd.	12,622
		79,845
Chemicals – Specialty – 0.2%
382	Lonza Group A.G.	20,667
Commercial Banks – 9.4%
3,000	Aozora Bank, Ltd.	9,219
1,509	Australia & New Zealand Banking Group, Ltd.	39,497
5,381	Banco Bilbao Vizcaya Argentaria S.A.	49,394
9,677	Banco Santander S.A.	78,018
200	Bank of Montreal	12,241
100	Bank of Nova Scotia	5,778
2,411	Bendigo and Adelaide Bank, Ltd.	21,492
21,000	BOC Hong Kong Holdings, Ltd.	65,885
10,389	CaixaBank	36,316
100	Canadian Imperial Bank of Commerce	8,042
1,107	Commonwealth Bank of Australia	71,890
4,000	DBS Group Holdings, Ltd.	48,979
4,100	Hang Seng Bank, Ltd.	63,340
500	National Bank of Canada	38,838
1,000	Oversea-Chinese Banking Corp., Ltd.	8,048
272	Raiffeisen Bank International A.G.	11,369
2,000	Resona Holdings, Inc.	9,069
500	Royal Bank of Canada	30,109
700	Sumitomo Mitsui Financial Group, Inc.	25,435
4,000	Sumitomo Mitsui Trust Holdings, Inc.	14,056
3,227	Svenska Handelsbanken A.B. – Class A	115,676
100	Toronto-Dominion Bank	8,422
1,000	United Overseas Bank, Ltd.	16,383
4,220	Westpac Banking Corp.	115,340
		902,836
Commercial Services – Finance – 1.0%
3,200	H&R Block, Inc.	59,424
1,000	Paychex, Inc.	31,140
600	Western Union Co.	8,166
		98,730
Computers – 0.2%
1,000	Hewlett-Packard Co.	14,250
Consumer Products – Miscellaneous – 1.3%
100	Clorox Co.	7,322
4,014	Husqvarna A.B. – Class B	24,343
1,100	Kimberly-Clark Corp.	92,873
		124,538
Containers – Paper and Plastic – 0.2%
2,120	Amcor, Ltd.	17,922
Cosmetics and Toiletries – 0.1%
500	Avon Products, Inc.	7,180

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Distribution/Wholesale – 0.3%
200	Genuine Parts Co.	$12,716
8,000	Li & Fung, Ltd.	14,372
		27,088
Diversified Financial Services – 0.1%
1,346	Investec PLC	9,166
Diversified Minerals – 0.4%
916	BHP Billiton PLC	32,183
1,009	Iluka Resources, Ltd.	9,775
		41,958
Diversified Operations – 2.6%
1,382	ALS, Ltd.	15,705
200	Eaton Corp. PLC	10,840
8,000	Keppel Corp., Ltd.	72,713
900	Leggett & Platt, Inc.	24,498
11,000	NWS Holdings, Ltd.	18,776
380	Siemens A.G.	41,297
4,000	Swire Pacific, Ltd. – Class A	49,709
305	Wartsila Oyj Abp	13,489
		247,027
Diversified Operations – Commercial Services – 0.3%
4,204	Brambles, Ltd.	33,448
Electric – Generation – 0.1%
600	Electric Power Development Co., Ltd.	14,226
Electric – Integrated – 9.6%
300	Alliant Energy Corp.	13,173
2,600	American Electric Power Co., Inc.	110,968
2,000	CLP Holdings, Ltd.	16,795
500	CMS Energy Corp.	12,190
200	Consolidated Edison, Inc.	11,108
200	Dominion Resources, Inc.	10,360
900	DTE Energy Co.	54,045
366	Duke Energy Corp.	23,351
17,174	Energias de Portugal S.A.	51,617
500	Entergy Corp.	31,875
800	Exelon Corp.	23,792
1,300	FirstEnergy Corp.	54,288
200	Fortis, Inc.	6,883
401	Fortum Oyj	7,540
437	GDF Suez	9,003
400	Integrys Energy Group, Inc.	20,888
800	NextEra Energy, Inc.	55,352
462	Northeast Utilities	18,055
1,042	Origin Energy, Ltd.	12,749
1,100	Pepco Holdings, Inc.	21,571
200	PG&E Corp.	8,036
800	Pinnacle West Capital Corp.	40,784
11,000	Power Assets Holdings, Ltd.	94,274
1,400	PPL Corp.	40,082
900	Public Service Enterprise Group, Inc.	27,540
1,100	SCANA Corp.	50,204
300	Southern Co.	12,843
2,740	SSE PLC	63,314
300	Wisconsin Energy Corp.	11,055
600	Xcel Energy, Inc.	16,026
		929,761
Electric – Transmission – 0.3%
195	Red Electrica Corp. S.A.	9,633
3,585	Terna Rete Elettrica Nazionale SpA	14,356
		23,989
Electronic Components – Miscellaneous – 0.6%
600	Hoya Corp.	11,815
1,562	Koninklijke Philips Electronics N.V.	41,901
		53,716
Electronic Components – Semiconductors – 1.4%
1,900	Intel Corp.	39,197
1,100	Microchip Technology, Inc.	35,849
7,624	STMicroelectronics N.V.	55,580
		130,626
Engineering – Research and Development Services – 0.7%
1,245	ABB, Ltd.	25,858
8,000	SembCorp Industries, Ltd.	34,868
205	WorleyParsons, Ltd.	5,056
		65,782
Enterprise Software/Services – 0.4%
600	CA, Inc.	13,188
1,000	Nomura Research Institute, Ltd.	20,704
		33,892
Finance – Investment Bankers/Brokers – 0.1%
1,338	ICAP PLC	6,844
Finance – Other Services – 0.7%
700	Deutsche Boerse A.G.	42,720
300	NYSE Euronext	9,462
2,000	Singapore Exchange, Ltd.	11,598
		63,780
Food – Miscellaneous/Diversified – 1.3%
200	Campbell Soup Co.	6,978
1,200	ConAgra Foods, Inc.	35,400
100	General Mills, Inc.	4,041
200	H.J. Heinz Co.	11,536
100	Kellogg Co.	5,585
800	Mondelez International, Inc. – Class A	20,376
371	Nestle S.A.	24,186
217	Unilever N.V.	8,187
301	Unilever PLC	11,424
		127,713
Food – Retail – 1.8%
142	Casino Guichard Perrachon S.A.	13,658
117	Delhaize Group S.A.	4,686
8,563	J. Sainsbury PLC	48,171
1,159	Koninklijke Ahold N.V.	15,393
524	Metro A.G.	14,524
1,300	Safeway, Inc.	23,517
1,049	Tesco PLC	5,762
2,921	WM Morrison Supermarkets PLC	12,492
1,258	Woolworths, Ltd.	38,440
		176,643
Food – Wholesale/Distribution – 0.4%
5,247	Metcash, Ltd.	18,268
700	Sysco Corp.	22,162
		40,430

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 9

INTECH Global Dividend Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Gas – Distribution – 2.1%
600	CenterPoint Energy, Inc.	$11,550
8,764	Centrica PLC	47,602
560	Enagas S.A.	11,982
2,644	Gas Natural SDG S.A.	48,342
3,539	National Grid PLC	40,531
600	NiSource, Inc.	14,934
400	Sempra Energy	28,376
		203,317
Gas – Transportation – 0.3%
6,965	Snam SpA	32,384
Human Resources – 0.3%
296	Adecco S.A.	15,694
421	Randstad Holding N.V.	15,539
		31,233
Import/Export – 1.0%
4,100	ITOCHU Corp.	43,287
2,000	Marubeni Corp.	14,335
500	Mitsubishi Corp.	9,612
1,000	Mitsui & Co., Ltd.	14,963
1,100	Sumitomo Corp.	14,102
		96,299
Insurance Brokers – 0.2%
500	Willis Group Holdings PLC	16,765
Investment Companies – 0.1%
406	Investor A.B. – Class B	10,654
Investment Management and Advisory Services – 0.5%
1,600	CI Financial Corp.	40,112
200	IGM Financial, Inc.	8,367
		48,479
Life and Health Insurance – 4.2%
2,800	Great-West Lifeco, Inc.	68,564
10,234	Legal & General Group PLC	24,703
400	Power Corp. of Canada	10,209
1,700	Power Financial Corp.	46,569
4,049	Prudential PLC	56,488
28,244	Standard Life PLC	150,837
340	Swiss Life Holding A.G.	45,390
		402,760
Lottery Services – 0.4%
13,492	Tatts Group, Ltd.	42,470
Machinery – Construction and Mining – 0.2%
618	Atlas Copco A.B. – Class B	15,169
Machinery – General Industrial – 0.3%
410	Metso Oyj	17,859
620	Zardoya Otis S.A.	8,935
		26,794
Medical – Drugs – 11.2%
1,600	Abbott Laboratories	104,800
4,100	Astellas Pharma, Inc.	184,209
1,389	AstraZeneca PLC	65,655
600	Bristol-Myers Squibb Co.	19,554
2,000	Eisai Co., Ltd.	83,523
3,200	Eli Lilly & Co.	157,824
2,071	GlaxoSmithKline PLC	44,958
100	Johnson & Johnson	7,010
1,700	Merck & Co., Inc.	69,598
278	Novartis A.G.	17,605
600	Ono Pharmaceutical Co., Ltd.	30,624
650	Orion Oyj – Class B	19,102
2,600	Pfizer, Inc.	65,208
435	Roche Holding A.G.	88,645
664	Sanofi	62,963
3,200	Shionogi & Co., Ltd.	53,314
200	Takeda Pharmaceutical Co., Ltd.	8,940
		1,083,532
Metal – Diversified – 0.5%
2,218	Boliden A.B.	42,177
1,487	Eurasian Natural Resources Corp. PLC	7,153
		49,330
Metal – Iron – 0.2%
600	Cliffs Natural Resources, Inc.	23,136
Mining Services – 0.1%
244	Orica, Ltd.	6,415
MRI and Medical Diagnostic Imaging Center – 0.1%
764	Sonic Healthcare, Ltd.	10,666
Multi-Line Insurance – 2.8%
74	Allianz S.E.	10,250
1,400	Cincinnati Financial Corp.	54,824
2,329	CNP Assurances	35,472
4,805	Mapfre S.A.	14,829
3,591	Sampo Oyj – Class A	116,107
137	Zurich Insurance Group A.G.	36,643
		268,125
Multimedia – 0.9%
317	Lagardere S.C.A.	10,763
3,720	Pearson PLC	72,712
		83,475
Non-Hazardous Waste Disposal – 0.1%
200	Waste Management, Inc.	6,748
Office Automation and Equipment – 0.1%
800	Pitney Bowes, Inc.	8,512
Oil – Field Services – 0.3%
414	Fugro N.V.	24,250
Oil and Gas Drilling – 1.3%
3,464	Seadrill, Ltd.	127,712
Oil Companies – Exploration and Production – 0.1%
200	Vermilion Energy, Inc.	10,453
Oil Companies – Integrated – 2.0%
100	Chevron Corp.	10,814
500	ConocoPhillips	28,995
1,600	Husky Energy, Inc.	47,305
191	OMV A.G.	6,935
777	Repsol S.A.	15,955
223	Royal Dutch Shell PLC – Class A	7,878
408	Royal Dutch Shell PLC – Class B	14,438
2,059	Statoil A.S.A.	51,689
209	Total S.A.	10,816
		194,825
Oil Refining and Marketing – 0.1%
1,000	JX Holdings, Inc.	5,633

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Paper and Related Products – 0.2%
200	MeadWestvaco Corp.	$6,374
3,000	Oji Holdings Corp.	10,362
		16,736
Pipelines – 0.6%
800	Spectra Energy Corp.	21,904
300	TransCanada Corp.	14,185
700	Williams Cos., Inc.	22,918
		59,007
Property and Casualty Insurance – 0.8%
2,516	Admiral Group PLC	48,171
1,666	Gjensidige Forsikring A.S.A.	23,985
		72,156
Public Thoroughfares – 0.3%
977	Abertis Infraestucturas S.A.	16,281
646	Atlantia SpA	11,715
		27,996
Publishing – Newspapers – 0.1%
4,000	Singapore Press Holdings, Ltd.	13,238
Publishing – Periodicals – 0.6%
164	Axel Springer A.G.	6,999
4,472	Reed Elsevier PLC	46,948
403	Wolters Kluwer N.V.	8,332
		62,279
Real Estate Management/Services – 0.3%
6,598	Immofijnanz A.G.	27,813
Real Estate Operating/Development – 1.2%
400	Brookfield Office Properties, Inc.	6,822
100	Daito Trust Construction Co., Ltd.	9,412
4,500	Hopewell Holdings, Ltd.	19,458
9,000	Keppel Land, Ltd.	30,092
26,000	Sino Land Co., Ltd.	47,089
		112,873
Reinsurance – 2.1%
857	Hannover Rueckversicherung A.G.	66,696
397	Muenchener Rueckversicherungs A.G.	71,271
393	SCOR S.E.	10,596
701	Swiss Re A.G.	51,176
		199,739
Retail – Apparel and Shoe – 0.1%
358	Hennes & Mauritz A.B. – Class B	12,446
Retail – Convenience Stores – 0.4%
500	Lawson, Inc.	33,993
Retail – Major Department Stores – 0.2%
3,067	Marks & Spencer Group PLC	19,119
Retail – Miscellaneous/Diversified – 0.4%
1,101	Wesfarmers, Ltd.	42,475
Retail – Office Supplies – 0.1%
1,000	Staples, Inc.	11,400
Retail – Restaurants – 0.5%
300	Darden Restaurants, Inc.	13,521
400	McDonald’s Corp.	35,284
		48,805
Rubber – Tires – 0.2%
121	Cie Generale des Etablissements Michelin	11,470
290	Nokian Renkaat Oyj	11,668
		23,138
Satellite Telecommunications – 1.2%
390	Eutelsat Communications S.A.	12,948
4,716	Inmarsat PLC	45,517
1,825	SES S.A. (FDR)	52,789
		111,254
Savings/Loan/Thrifts – 0.5%
2,100	Hudson City Bancorp, Inc.	17,073
900	New York Community Bancorp, Inc.	11,790
1,300	People’s United Financial, Inc.	15,717
		44,580
Semiconductor Components/Integrated Circuits – 0.1%
200	Linear Technology Corp.	6,860
Shipbuilding – 0.3%
42,000	Yangzijiang Shipbuilding Holdings, Ltd.	33,284
Silver Mining – 0.7%
2,313	Fresnillo PLC	71,758
Soap and Cleaning Preparations – 0.5%
783	Reckitt Benckiser Group PLC	49,042
Steel – Producers – 0.1%
300	Nucor Corp.	12,954
Telecommunication Services – 3.1%
1,000	BCE, Inc.	42,870
700	Bell Aliant, Inc.	18,528
73,000	PCCW, Ltd.	32,155
15,000	Singapore Telecommunications, Ltd.	40,805
9,000	StarHub, Ltd.	28,111
1,170	Tele2 A.B. – Class B	21,229
2,316	Telenor A.S.A.	47,072
1,000	TELUS Corp.	65,044
		295,814
Telephone – Integrated – 5.5%
4,900	AT&T, Inc.	165,179
581	Belgacom S.A.	17,124
14,082	Bezeq Israeli Telecommunication Corp., Ltd.	16,266
1,012	Elisa Oyj	22,612
1,416	France Telecom S.A.	15,855
1,441	Koninklijke KPN N.V.	7,125
300	Nippon Telegraph & Telephone Corp.	12,604
4,911	TDC A/S	34,808
1,163	Telefonica S.A.	15,790
1,322	TeliaSonera A.B.	9,009
27,190	Telstra Corp., Ltd.	123,834
1,900	Verizon Communications, Inc.	82,213
1,500	Windstream Corp.	12,420
		534,839
Tobacco – 3.5%
293	British American Tobacco PLC	14,844
284	Imperial Tobacco Group PLC	10,965
500	Lorillard, Inc.	58,335
1,400	Philip Morris International, Inc.	117,096
3,300	Reynolds American, Inc.	136,719
		337,959

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 11

INTECH Global Dividend Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Toys – 0.3%
300	Hasbro, Inc.	$10,770
500	Mattel, Inc.	18,310
		29,080
Transportation – Services – 0.8%
24,000	ComfortDelGro Corp., Ltd.	35,185
9,543	Toll Holdings, Ltd.	45,674
		80,859
Travel Services – 0.2%
194	Flight Centre, Ltd.	5,500
3,716	TUI Travel PLC	17,291
		22,791
Water – 0.7%
2,257	Severn Trent PLC	57,816
661	Suez Environment Co.	7,969
		65,785
Wireless Equipment – 0.2%
2,282	Telefonaktiebolaget L.M. Ericsson – Class B	22,963

Total Common Stock (cost $8,754,840)		9,486,356

Preferred Stock – 0.6%
Automotive – Cars and Light Trucks – 0.1%
111	Bayerische Motoren Werke A.G.	7,172
Television – 0.5%
1,613	ProSiebenSat.1 Media A.G.	45,383

Total Preferred Stock (cost $39,422)		52,555

Right – 0%
Oil Companies – Integrated – 0%
777	Repsol S.A. (cost $486)	474

Money Market – 2.0%
197,000	Janus Cash Liquidity Fund LLC, 0% (cost $197,000)	197,000

Total Investments (total cost $8,991,748) – 100.9%		9,736,385

Liabilities, net of Cash, Receivables and Other Assets– (0.9)%		(84,377)

Net Assets – 100%		$9,652,008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$700,595	7.2%
Austria	46,117	0.5%
Belgium	21,810	0.2%
Bermuda	212,441	2.2%
Canada	519,043	5.3%
Denmark	34,808	0.4%
Finland	208,377	2.1%
France	222,349	2.3%
Germany	382,000	3.9%
Hong Kong	397,988	4.1%
Ireland	64,838	0.7%
Israel	16,266	0.2%
Italy	58,455	0.6%
Japan	683,890	7.0%
Luxembourg	52,789	0.5%
Netherlands	199,085	2.1%
New Zealand	32,700	0.3%
Norway	157,557	1.6%
Portugal	51,617	0.5%
Singapore	373,304	3.8%
Spain	459,016	4.7%
Sweden	376,401	3.9%
Switzerland	344,022	3.5%
United Kingdom	1,153,294	11.9%
United States††	2,967,623	30.5%

Total	$9,736,385	100.0%

††	Includes Cash Equivalents of 2.0%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

12 | DECEMBER 31, 2012

INTECH International Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the six-month period ended December 31, 2012, INTECH International Fund’s Class I Shares returned 13.74%. This compares to the 13.95% return posted by the MSCI EAFE Index, the Fund’s benchmark.

Investment Strategy

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 25 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term growth of capital.

Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH International Fund.

Janus Mathematical Funds | 13

INTECH International Fund (unaudited)

INTECH International Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Anheuser-Busch InBev N.V. Brewery	2.4%
Softbank Corp. Telephone – Integrated	2.2%
Lafarge S.A. Building Products – Cement and Aggregate	1.8%
CSL, Ltd. Medical – Biomedical and Genetic	1.7%
Insurance Australia Group, Ltd. Property and Casualty Insurance	1.6%

9.7%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of June 30, 2012

14 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH International Fund – Class A Shares

NAV	13.46%	16.73%	–4.10%	–2.94%	1.42%	1.26%

MOP	7.00%	10.06%	–5.23%	–3.95%

INTECH International Fund – Class C Shares

NAV	13.13%	16.57%	–4.31%	–3.22%	2.25%	2.01%

CDSC	12.03%	15.43%	–4.31%	–3.22%

INTECH International Fund – Class I Shares	13.74%	17.03%	–4.06%	–2.88%	1.13%	1.01%

INTECH International Fund – Class S Shares	13.22%	16.48%	–4.18%	–3.04%	1.66%	1.51%

INTECH International Fund – Class T Shares	13.42%	16.70%	–5.11%	–4.20%	1.41%	1.26%

Morgan Stanley Capital International EAFE® Index	13.95%	17.32%	–3.69%	–2.89%

Lipper Quartile – Class I Shares	–	3rd	3rd	3rd

Lipper Ranking – based on total returns for International Funds	–	813/1,305	555/935	498/863

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Mathematical Funds | 15

INTECH International Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – May 2, 2007

16 | DECEMBER 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,134.60	$6.83

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,131.30	$10.91

Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$10.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,137.40	$5.50

Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,132.20	$8.17

Hypothetical (5% return before expenses)	$1,000.00	$1,017.54	$7.73

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,135.70	$7.27

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87

†	Expenses are equal to the net annualized expense ratio of 1.27% for Class A Shares, 2.03% for Class C Shares, 1.02% for Class I Shares, 1.52% for Class S Shares and 1.35% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Mathematical Funds | 17

INTECH International Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Common Stock – 99.4%
Advertising Agencies – 1.4%
35,029	WPP PLC*	$509,146
Advertising Services – 0.2%
636	Publicis Groupe S.A.	38,102
4,000	Toho Gas Co., Ltd.	21,476
		59,578
Aerospace and Defense – 0.1%
9,614	Finmeccanica SpA	55,711
Airlines – 0.2%
2,930	Deutsche Lufthansa A.G.	55,067
100	Japan Airlines Co., Ltd.	4,281
		59,348
Appliances – 0.9%
12,539	Electrolux A.B.	329,469
Athletic Footwear – 0.2%
2,000	Asics Corp.	30,475
13,000	Yue Yuen Industrial Holdings, Ltd.	43,888
		74,363
Automotive – Cars and Light Trucks – 0.7%
15,000	Fuji Heavy Industries, Ltd.	188,902
1,700	Suzuki Motor Corp.	44,448
400	Toyota Motor Corp.	18,674
		252,024
Beverages – Non-Alcoholic – 0.1%
1,145	Coca-Cola Hellenic Bottling Co. S.A.	27,085
Beverages – Wine and Spirits – 2.1%
11,376	Diageo PLC	331,132
47,000	Fraser and Neave, Ltd.	374,191
12,555	Treasury Wine Estates, Ltd.	61,814
		767,137
Brewery – 2.7%
9,938	Anheuser-Busch InBev N.V.	868,370
2,400	Asahi Group Holdings, Ltd.	50,882
135	Carlsberg A/S – Class B	13,274
128	Heineken N.V.	8,537
5,000	Kirin Holdings Co., Ltd.	58,762
		999,825
Building – Heavy Construction – 0.1%
2,619	Aker Solutions A.S.A.	53,915
Building – Maintenance and Service – 0.4%
8,333	Babcock International Group PLC	129,297
Building – Residential and Commercial – 0%
1,000	Daiwa House Industry Co., Ltd.	17,210
Building and Construction – Miscellaneous – 0.3%
6,843	Ferrovial S.A.	100,883
Building and Construction Products – Miscellaneous – 0.5%
22,394	Fletcher Building, Ltd.	156,625
800	LIXIL Group Corp.	17,818
		174,443
Building Products – Cement and Aggregate – 2.7%
553	Holcim, Ltd.	40,741
30,628	James Hardie Industries PLC (ADR)	296,229
10,140	Lafarge S.A.	649,679
		986,649
Cable/Satellite Television – 0.4%
1,934	Kabel Deutschland Holding A.G.	144,605
Casino Hotels – 0.6%
4,396	Crown, Ltd.	48,959
27,000	Galaxy Entertainment Group, Ltd.*	107,702
23,000	SJM Holdings, Ltd.	54,127
		210,788
Chemicals – Plastics – 0.2%
302	EMS-Chemie Holding A.G.	71,248
Chemicals – Specialty – 0.1%
381	Brenntag A.G.	50,049
Commercial Banks – 7.4%
2,128	Australia & New Zealand Banking Group, Ltd.	55,699
11,255	Banco Popolare S.C.	18,837
23,405	Bank Hapoalim BM	100,710
16,862	Bank Leumi Le-Israel BM	57,670
3,000	Bank of Kyoto, Ltd.	25,245
5,890	CaixaBank	20,589
3,000	Chugoku Bank, Ltd.	41,886
2,707	Commonwealth Bank of Australia	175,797
8,282	Danske Bank A/S*	140,818
4,266	Den Norske Bank A.S.A.	54,399
924	Erste Group Bank A.G.	29,542
9,000	Hang Seng Bank, Ltd.	139,040
7,000	Hiroshima Bank, Ltd.	29,335
10,000	Joyo Bank, Ltd.	47,264
6,241	KBC Groep N.V.	217,210
17,452	Mediobanca SpA	108,091
1,950	Pohjola Bank PLC – Class A	29,116
340	Raiffeisen Bank International A.G.	14,211
54,336	Skandinaviska Enskilda Banken A.B. – Class A	463,565
5,000	Suruga Bank, Ltd.	61,429
2,366	Svenska Handelsbanken A.B. – Class A	84,812
12,008	Swedbank A.B. – Class A	236,405
20,900	Westpac Banking Corp.	571,233
		2,722,903
Commercial Services – 0.6%
90	Intertek Group PLC	4,541
3,000	Park24 Co., Ltd.	47,319
73	SGS S.A.	162,210
		214,070
Commercial Services – Finance – 0.7%
16,507	Experian PLC	266,666
Computer Data Security – 0.5%
2,004	Gemalto N.V.	181,414
Computers – Integrated Systems – 0.1%
1,300	Itochu Techno-Solutions Corp.	53,580
Consulting Services – 0.4%
1,237	Bereau Veritas S.A.	137,517
Containers – Metal and Glass – 0.6%
33,263	Rexam PLC	233,707

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

18 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Cruise Lines – 0.1%
1,156	Carnival PLC	$44,680
Distribution/Wholesale – 0.7%
5,296	Wolseley PLC	251,685
Diversified Banking Institutions – 5.3%
20,988	Barclays PLC	90,620
6,375	BNP Paribas S.A.	359,300
66,081	Credit Agricole S.A.	536,457
4,158	Credit Suisse Group A.G.	104,358
1,286	Deutsche Bank A.G.	56,021
454,238	Lloyds Banking Group PLC*	363,914
21,957	Royal Bank of Scotland Group PLC*	118,239
4,969	Societe Generale S.A.	186,884
7,629	UBS A.G.	120,008
		1,935,801
Diversified Operations – 1.6%
2,160	Exor SpA	54,418
3,000	Hutchison Whampoa, Ltd.	31,826
34,500	Keppel Corp., Ltd.	313,574
24,000	Wharf Holdings, Ltd.	189,902
		589,720
Diversified Operations – Commercial Services – 0.5%
7,387	Brambles, Ltd.	58,772
7,239	Bunzl PLC	118,178
		176,950
Electric – Integrated – 0.8%
10,656	Contact Energy, Ltd.*	45,972
733	E.ON S.E.	13,649
39,785	Enel SpA	165,502
6,622	Iberdrola S.A.	36,922
5,500	Power Assets Holdings, Ltd.	47,137
		309,182
Electric Products – Miscellaneous – 0.1%
2,200	Casio Computer Co., Ltd.	19,296
Electric – Transmission – 0.2%
1,397	Red Electrica Corp. S.A.	69,015
Electronic Components – Miscellaneous – 1.4%
18,458	Koninklijke Philips Electronics N.V.	495,141
5,000	NEC Corp.	10,530
		505,671
Electronic Components – Semiconductors – 0.4%
2,610	ARM Holdings PLC	33,369
1,639	Mellanox Technologies, Ltd.*	98,679
		132,048
Electronic Connectors – 0.1%
200	Hirose Electric Co., Ltd.	23,949
Electronic Measuring Instruments – 0.7%
600	Keyence Corp.	165,623
8,500	Yokogawa Electric Corp.	92,483
		258,106
Engineering – Research and Development Services – 1.4%
3,000	Chiyoda Corp.	42,964
2,000	JGC Corp.	62,315
72,000	SembCorp Industries, Ltd.	313,811
31,000	Singapore Technologies Engineering, Ltd.	97,882
		516,972
Enterprise Software/Services – 0.1%
800	Oracle Corp. Japan	33,348
Finance – Credit Card – 0.3%
3,100	Aeon Credit Service Co., Ltd.	62,600
2,000	Credit Saison Co., Ltd.	50,022
		112,622
Finance – Investment Bankers/Brokers – 0.1%
569	Macquarie Group, Ltd.	21,156
Finance – Leasing Companies – 0%
160	Orix Corp.	18,057
Finance – Other Services – 0.1%
2,300	Hong Kong Exchanges & Clearing, Ltd.	39,624
Food – Catering – 0.1%
3,974	Compass Group PLC	46,992
Food – Dairy Products – 0.7%
5,500	Yakult Honsha Co., Ltd.	241,043
Food – Miscellaneous/Diversified – 0.4%
1,000	Ajinomoto Co., Inc.	13,233
223	Associated British Foods PLC	5,675
600	Calbee, Inc.	42,241
118	Nestle S.A.	7,693
7,587	Tate & Lyle PLC	94,066
		162,908
Food – Retail – 1.8%
2,942	Carrefour S.A.	76,176
43,828	Distribuidora Internacional de Alimentacion S.A.	281,590
29,066	J. Sainsbury PLC	163,512
4,545	Woolworths, Ltd.	138,880
		660,158
Gas – Distribution – 0.2%
4,182	Enagas S.A.	89,481
Gas – Transportation – 0.6%
80,500	Hong Kong & China Gas Co., Ltd.	221,835
Gold Mining – 0.8%
1,793	Newcrest Mining, Ltd.	41,851
2,461	Randgold Resources, Ltd.	242,508
		284,359
Hotels and Motels – 0.3%
2,234	InterContinental Hotels Group PLC	62,814
1,362	Whitbread PLC	54,290
		117,104
Human Resources – 0.1%
771	Adecco S.A.	40,878
1,137	Capita PLC	14,077
		54,955
Import/Export – 0.6%
8,600	Toyota Tsusho Corp.	212,371
Internet Connectivity Services – 0.1%
23	M3, Inc.	36,567

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 19

INTECH International Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Investment Management and Advisory Services – 2.0%
28,556	Aberdeen Asset Management PLC	$169,307
9,055	Hargreaves Lansdown PLC	100,605
91,048	Old Mutual PLC	270,397
329	Partners Group Holdings A.G.	76,011
3,759	Schroders PLC	105,591
		721,911
Life and Health Insurance – 3.5%
19,513	AMP, Ltd.	99,159
8,570	ING Groep N.V.*	81,943
19,360	Legal & General Group PLC	46,732
3,838	Prudential PLC	53,544
50,842	Standard Life PLC	271,521
43,749	Suncorp Group, Ltd.	465,023
2,068	Swiss Life Holding A.G.	276,079
		1,294,001
Lottery Services – 0.1%
7,232	Tatts Group, Ltd.	22,765
Machinery – Electrical – 0.1%
156	Schindler Holding A.G.	22,539
Machinery – Farm – 0.1%
2,000	Kubota Corp.	22,975
Machinery – General Industrial – 0.2%
173	Andritz A.G.	11,114
1,231	Hexagon A.B. – Class B	30,958
567	Kone Oyj – Class B	41,980
		84,052
Medical – Biomedical and Genetic – 1.7%
11,016	CSL, Ltd.	622,164
Medical – Drugs – 9.8%
2,105	Actelion, Ltd.	101,139
13,000	Astellas Pharma, Inc.	584,078
6,331	Bayer A.G.	601,139
5,600	Chugai Pharmaceutical Co., Ltd.	107,343
4,200	Dainippon Sumitomo Pharma Co., Ltd.	50,467
8,676	Grifols S.A.	305,216
2,000	Hisamitsu Pharmaceutical Co., Inc.	99,183
3,000	Kyowa Hakko Kirin Co., Ltd.	29,632
1,334	Merck KGaA	175,985
1,962	Novartis A.G.	124,251
3,207	Novo Nordisk A/S – Class B	523,841
3,137	Orion Oyj – Class B	92,191
577	Roche Holding A.G.	117,581
4,160	Sanofi	394,470
700	Santen Pharmaceutical Co., Ltd.	26,805
6,100	Shionogi & Co., Ltd.	101,630
2,200	Tsumura & Co.	66,314
1,770	UCB S.A.	101,815
		3,603,080
Medical – Hospitals – 0.9%
11,601	Ramsay Health Care, Ltd.	329,508
Medical Instruments – 0.3%
1,069	Elekta A.B. – Class B	16,865
2,300	Sysmex Corp.	105,396
		122,261
Medical Labs and Testing Services – 0.1%
500	Miraca Holdings, Inc.	20,136
Medical Products – 0.6%
501	Cochlear, Ltd.	41,437
3,255	Coloplast A/S – Class B	159,552
226	Fresenius S.E. & Co. KGaA	26,008
		226,997
Metal Processors and Fabricators – 0.2%
2,199	Assa Abloy A.B. – Class B	82,842
Multi-Line Insurance – 2.2%
9,699	Aegon N.V.	61,803
3,978	Ageas	118,673
1,474	Baloise Holding A.G.	128,670
4,924	CNP Assurances	74,995
11,680	Sampo Oyj – Class A	377,646
178	Zurich Insurance Group A.G.	47,609
		809,396
Office Automation and Equipment – 0.1%
3,000	Ricoh Co., Ltd.	31,877
Oil and Gas Drilling – 0.9%
9,296	Seadrill, Ltd.	342,729
Oil Companies – Exploration and Production – 0.2%
3,619	Lundin Petroleum A.B.*	83,543
Oil Companies – Integrated – 0.2%
3,731	Galp Energia SGPS S.A. – Class B	57,955
949	OMV A.G.	34,456
		92,411
Oil Refining and Marketing – 0.8%
12,540	Caltex Australia, Ltd.	252,669
4,289	Neste Oil Oyj	55,915
		308,584
Paper and Related Products – 0.6%
10,935	Svenska Cellulosa A.B. – Class B	239,483
Photo Equipment and Supplies – 0.3%
4,900	Olympus Corp.	95,121
Property and Casualty Insurance – 1.9%
6,535	Gjensidige Forsikring A.S.A.	94,084
122,855	Insurance Australia Group, Ltd.	604,044
234	Tryg A/S	17,695
		715,823
Public Thoroughfares – 0.1%
2,488	Atlantia SpA	45,120
Publishing – Books – 0.1%
1,588	Reed Elsevier N.V.	23,525
Publishing – Periodicals – 0.4%
14,974	Reed Elsevier PLC	157,201
Real Estate Management/Services – 0.7%
2,600	Aeon Mall Co., Ltd.	63,562
22,940	Immofijnanz A.G.	96,700
6,010	Lend Lease Group	58,538
1,000	Mitsubishi Estate Co., Ltd.	23,911
		242,711
Real Estate Operating/Development – 6.4%
101,000	CapitaLand, Ltd.	309,937
2,000	Cheung Kong Holdings, Ltd.	30,959
300	Daito Trust Construction Co., Ltd.	28,236
71,000	Henderson Land Development Co., Ltd.	505,782

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

20 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Real Estate Operating/Development – (continued)

9,000	Hopewell Holdings, Ltd.	$38,917
7,700	Hulic Co., Ltd.	52,296
13,000	Hysan Development Co., Ltd.	62,871
20,000	Keppel Land, Ltd.	66,870
12,000	Kerry Properties, Ltd.	62,679
4,000	Mitsui Fudosan Co., Ltd.	97,741
130,000	New World Development Co., Ltd.	204,028
4,000	Sumitomo Realty & Development Co., Ltd.	132,932
11,000	Sun Hung Kai Properties, Ltd.	166,030
3,800	Swire Properties, Ltd.	12,779
15,000	Tokyu Land Corp.	109,672
18,000	UOL Group, Ltd.	88,878
74,000	Wheelock & Co., Ltd.	376,596
		2,347,203
Reinsurance – 1.4%
3,772	Hannover Rueckversicherung A.G.	293,559
502	Muenchener Rueckversicherungs A.G.	90,121
1,555	Swiss Re A.G.	113,521
		497,201
REIT – Diversified – 1.8%
73,000	Capitacommercial Trust	100,939
51,360	Dexus Property Group	54,444
478	Gecina S.A.	53,344
57,331	Goodman Group	260,757
4,470	GPT Group	17,268
4,551	Hammerson PLC	36,662
1,023	Land Securities Group PLC	13,829
11,284	Stockland	41,591
376	Unibail-Rodamco S.E.	92,037
		670,871
REIT – Office Property – 0.5%
3	Japan Real Estate Investment Corp.	29,431
11	Nippon Building Fund, Inc.	113,434
10	Nomura Real Estate Office Fund, Inc.	57,388
		200,253
REIT – Shopping Centers – 1.2%
4,488	Centro Retail Australia	10,623
49	Japan Retail Fund Investment Corp.	89,896
14,655	Westfield Group	161,669
61,201	Westfield Retail Trust	192,570
		454,758
Resorts and Theme Parks – 0.3%
900	Oriental Land Co., Ltd.	108,774
Retail – Apparel and Shoe – 0.7%
4,193	Next PLC	258,754
Retail – Convenience Stores – 0%
100	Lawson, Inc.	6,799
Retail – Discount – 0.1%
1,400	Don Quijote Co., Ltd.	51,297
Retail – Miscellaneous/Diversified – 1.6%
15,570	Wesfarmers, Ltd.	600,673
Retail – Regional Department Stores – 0.1%
6,000	J. Front Retailing Co., Ltd.	33,086
Rubber – Tires – 0.3%
838	Continental A.G.	96,950
Satellite Telecommunications – 0.6%
15,179	Inmarsat PLC	146,502
2,144	SES S.A. (FDR)	62,016
		208,518
Security Services – 0.2%
1,300	Secom Co., Ltd.	65,531
Seismic Data Collection – 0.2%
2,611	Cie Generale de Geophysique – Veritas*	78,683
Silver Mining – 0.2%
2,480	Fresnillo PLC	76,939
Soap and Cleaning Preparations – 0.4%
2,092	Henkel A.G. & Co. KGaA	143,267
Steel – Producers – 0.2%
2,406	ThyssenKrupp A.G.	56,526
Steel Pipe and Tube – 0.5%
8,631	Tenaris S.A.	179,902
Storage and Warehousing – 0.1%
3,000	Mitsubishi Logistics Corp.	43,040
Sugar – 0%
254	Suedzucker A.G.	10,392
Telecommunication Services – 0.8%
79,000	HKT Trust / HKT, Ltd.	77,523
7,616	Telecom Corp. of New Zealand, Ltd.	14,396
1,606	Telenor A.S.A.	32,641
7,724	Vivendi S.A.	173,922
406	Ziggo N.V.	13,120
		311,602
Telephone – Integrated – 4.6%
63,889	Bezeq Israeli Telecommunication Corp., Ltd.	73,795
8,186	Deutsche Telekom A.G.	92,993
2,100	KDDI Corp.	148,359
22,200	Softbank Corp.	812,477
4,886	TDC A/S	34,631
117,540	Telstra Corp., Ltd.	535,323
		1,697,578
Television – 0.4%
80,519	ITV PLC	138,111
Toys – 0.5%
13,800	Namco Bandai Holdings, Inc.	179,004
Transactional Software – 0.1%
1,864	Amadeus IT Holding S.A.	46,770
Transportation – Marine – 0.1%
3,500	Orient Overseas International, Ltd.	23,046
Transportation – Railroad – 1.2%
22,000	Hankyu Hanshin Holdings, Inc.	113,596
13,000	Keisei Electric Railway Co., Ltd.	109,754
8,000	Kintetsu Corp.	32,733
9,500	MTR Corp., Ltd.	37,607
13,000	Odakyu Electric Railway Co., Ltd.	135,264
2,000	Tokyu Corp.	11,234
		440,188
Transportation – Services – 1.4%
80,000	ComfortDelGro Corp., Ltd.	117,284
18,060	Deutsche Post A.G.	395,963
		513,247

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 21

INTECH International Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Travel Services – 0.2%
2,038	Flight Centre, Ltd.	$57,781
Venture Capital – 0.2%
25,360	3i Group PLC	88,639
Water – 0.3%
10,979	United Utilities Group PLC	120,456
Web Portals/Internet Service Providers – 0.4%
385	Iliad S.A.	66,264
205	Yahoo! Japan Corp.	66,364
		132,628
Wire and Cable Products – 0.5%
8,428	Prysmian SpA	170,497

Total Common Stock (cost $32,850,187)		36,540,004

Preferred Stock – 0.3%
Soap and Cleaning Preparations – 0.2%
1,179	Henkel A.G. & Co. KGaA	96,812
Television – 0.1%
1,373	ProSiebenSat.1 Media A.G.	38,631

Total Preferred Stock (cost $123,145)		135,443

Money Market – 0.5%
168,073	Janus Cash Liquidity Fund LLC, 0% (cost $168,073)	168,073

Total Investments (total cost $33,141,405) – 100.2%		36,843,520

Liabilities, net of Cash, Receivables and Other Assets– (0.2)%		(87,546)

Net Assets – 100%		$36,755,974

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$5,602,167	15.2%
Austria	186,023	0.5%
Belgium	1,306,068	3.5%
Bermuda	472,342	1.3%
Denmark	889,811	2.4%
Finland	596,848	1.6%
France	2,917,830	7.9%
Germany	2,437,737	6.6%
Greece	27,085	0.1%
Hong Kong	2,344,285	6.4%
Ireland	296,229	0.8%
Israel	330,854	0.9%
Italy	618,176	1.7%
Japan	5,942,396	16.1%
Jersey	1,270,005	3.4%
Luxembourg	241,918	0.7%
Netherlands	865,483	2.3%
New Zealand	216,993	0.6%
Norway	235,039	0.6%
Portugal	57,955	0.2%
Singapore	1,783,366	4.8%
Spain	950,466	2.6%
Sweden	1,567,942	4.3%
Switzerland	1,554,536	4.2%
United Kingdom	3,963,893	10.8%
United States††	168,073	0.5%

Total	$36,843,520	100.0%

††	Includes all Cash Equivalents.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

22 | DECEMBER 31, 2012

INTECH U.S. Core Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the six-month period ended December 31, 2012, INTECH U.S. Core Fund’s Class T Shares returned 6.30%. This compares to the 5.95% return posted by the S&P 500 Index, the Fund’s benchmark.

Investment Strategy

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 25 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term growth of capital.

Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Core Fund.

Janus Mathematical Funds | 23

INTECH U.S. Core Fund (unaudited)

INTECH U.S. Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Home Depot, Inc. Retail – Building Products	3.6%
Apple, Inc. Computers	3.2%
TJX Cos., Inc. Retail – Major Department Stores	3.1%
Comcast Corp. – Class A Cable/Satellite Television	2.6%
Sherwin-Williams Co. Coatings and Paint Products	2.1%

14.6%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Emerging markets comprised 0.04% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of June 30, 2012

24 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH U.S. Core Fund – Class A Shares

NAV	6.28%	14.53%	1.56%	8.20%	0.99%	0.99%

MOP	0.16%	7.97%	0.36%	7.55%

INTECH U.S. Core Fund – Class C Shares

NAV	5.85%	13.59%	0.79%	7.39%	1.83%	1.83%

CDSC	4.80%	12.46%	0.79%	7.39%

INTECH U.S. Core Fund – Class D Shares(1)	6.34%	14.66%	1.80%	8.49%	0.84%	0.84%

INTECH U.S. Core Fund – Class I Shares	6.39%	14.80%	1.75%	8.47%	0.72%	0.72%

INTECH U.S. Core Fund – Class S Shares	6.10%	14.33%	1.40%	8.01%	1.16%	1.16%

INTECH U.S. Core Fund – Class T Shares	6.30%	14.62%	1.75%	8.47%	0.91%	0.91%

S&P 500® Index	5.95%	16.00%	1.66%	7.68%

Lipper Quartile – Class T Shares	–	3rd	2nd	2nd

Lipper Ranking – based on total returns for Multi-Cap Core Funds	–	432/778	215/582	119/348

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Mathematical Funds | 25

INTECH U.S. Core Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – February 28, 2003
(1)	Closed to new investors.

26 | DECEMBER 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,062.80	$5.15

Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,058.50	$9.18

Hypothetical (5% return before expenses)	$1,000.00	$1,016.28	$9.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,063.40	$4.52

Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,063.90	$4.06

Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,061.00	$6.08

Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,063.00	$4.78

Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

†	Expenses are equal to the net annualized expense ratio of 0.99% for Class A Shares, 1.77% for Class C Shares, 0.87% for Class D Shares, 0.78% for Class I Shares, 1.17% for Class S Shares and 0.92% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Mathematical Funds | 27

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Common Stock – 99.7%
Aerospace and Defense – 0.2%
3,700	Northrop Grumman Corp.	$250,046
5,700	Raytheon Co.	328,092
		578,138
Agricultural Chemicals – 0.4%
1,300	CF Industries Holdings, Inc.	264,108
7,700	Monsanto Co.	728,805
5,000	Mosaic Co.	283,150
		1,276,063
Airlines – 0%
8,000	Southwest Airlines Co.	81,920
Apparel Manufacturers – 0.3%
6,200	VF Corp.	936,014
Appliances – 0.3%
9,400	Whirlpool Corp.	956,450
Applications Software – 1.0%
12,500	Intuit, Inc.	743,750
35,000	Microsoft Corp.	935,550
24,900	Red Hat, Inc.*	1,318,704
1,700	Salesforce.com, Inc.*	285,770
		3,283,774
Automotive – Truck Parts and Equipment – Original – 0.1%
6,300	Delphi Automotive PLC	240,975
Beverages – Non-Alcoholic – 0.6%
16,200	Coca-Cola Co.	587,250
23,200	Dr. Pepper Snapple Group, Inc.	1,024,976
1,100	Monster Beverage Corp.*	58,168
5,400	PepsiCo, Inc.	369,522
		2,039,916
Beverages – Wine and Spirits – 0.9%
11,600	Beam, Inc.	708,644
12,900	Brown-Forman Corp. – Class B	815,925
41,300	Constellation Brands, Inc. – Class A*	1,461,607
		2,986,176
Brewery – 0.1%
6,600	Molson Coors Brewing Co. – Class B	282,414
Broadcast Services and Programming – 0.4%
2,500	Discovery Communications, Inc. – Class A*	158,700
22,300	Scripps Networks Interactive, Inc. – Class A	1,291,616
		1,450,316
Building – Residential and Commercial – 1.9%
133,300	D.R. Horton, Inc.	2,636,674
87,000	Lennar Corp. – Class A	3,364,290
37,100	PulteGroup, Inc.*	673,736
		6,674,700
Cable/Satellite Television – 4.7%
62,100	Cablevision Systems Corp. – Class A	927,774
237,800	Comcast Corp. – Class A	8,888,964
75,000	DIRECTV*	3,762,000
26,100	Time Warner Cable, Inc.	2,536,659
		16,115,397
Cellular Telecommunications – 1.0%
79,600	MetroPCS Communications, Inc.*	791,224
484,300	Sprint Nextel Corp.*	2,745,981
		3,537,205
Chemicals – Diversified – 1.1%
9,300	E.I. du Pont de Nemours & Co.	418,221
22,400	FMC Corp.	1,310,848
7,700	LyondellBasell Industries N.V. – Class A	439,593
11,600	PPG Industries, Inc.	1,570,060
		3,738,722
Chemicals – Specialty – 0.8%
34,100	Eastman Chemical Co.	2,320,505
4,100	Ecolab, Inc.	294,790
		2,615,295
Coal – 0.1%
3,900	CONSOL Energy, Inc.	125,190
3,700	Peabody Energy Corp.	98,457
		223,647
Coatings and Paint Products – 2.1%
47,100	Sherwin-Williams Co.	7,244,922
Commercial Banks – 1.1%
77,100	BB&T Corp.	2,244,381
6,600	First Horizon National Corp.	65,406
200,700	Regions Financial Corp.	1,428,984
		3,738,771
Commercial Services – Finance – 1.0%
3,500	Automatic Data Processing, Inc.	199,535
40,000	Equifax, Inc.	2,164,800
10,800	H&R Block, Inc.	200,556
11,000	Moody’s Corp.	553,520
9,700	Paychex, Inc.	302,058
6,100	Total System Services, Inc.	130,662
		3,551,131
Computer Services – 2.1%
17,900	Accenture PLC – Class A (U.S. Shares)	1,190,350
29,700	Cognizant Technology Solutions Corp. – Class A*	2,199,285
13,500	Computer Sciences Corp.	540,675
17,300	International Business Machines Corp.	3,313,815
		7,244,125
Computer Software – 0%
2,300	Akamai Technologies, Inc.*	94,093
Computers – 3.2%
21,000	Apple, Inc.	11,193,630
Computers – Integrated Systems – 0.1%
7,500	Teradata Corp.*	464,175
Computers – Memory Devices – 0.7%
17,500	EMC Corp.*	442,750
28,600	Seagate Technology PLC	871,728
23,700	Western Digital Corp.	1,007,013
		2,321,491
Consumer Products – Miscellaneous – 0.2%
9,300	Kimberly-Clark Corp.	785,199

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

28 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Cosmetics and Toiletries – 1.0%
15,200	Colgate-Palmolive Co.	$1,589,008
21,200	Estee Lauder Cos., Inc. – Class A	1,269,032
6,900	Procter & Gamble Co.	468,441
		3,326,481
Cruise Lines – 0%
3,700	Carnival Corp. (U.S. Shares)	136,049
Data Processing and Management – 0.8%
18,400	Dun & Bradstreet Corp.	1,447,160
38,000	Fidelity National Information Services, Inc.	1,322,780
1,000	Fiserv, Inc.*	79,030
		2,848,970
Dialysis Centers – 0.6%
18,000	DaVita HealthCare Partners, Inc.*	1,989,540
Distribution/Wholesale – 2.2%
62,000	Fastenal Co.	2,894,780
11,800	Genuine Parts Co.	750,244
20,400	W.W. Grainger, Inc.	4,128,348
		7,773,372
Diversified Banking Institutions – 0.4%
7,900	Bank of America Corp.	91,640
7,600	Citigroup, Inc.	300,656
800	Goldman Sachs Group, Inc.	102,048
12,426	JPMorgan Chase & Co.	546,371
22,500	Morgan Stanley	430,200
		1,470,915
Diversified Operations – 1.1%
1,700	3M Co.	157,845
9,083	Eaton Corp. PLC	492,299
39,500	General Electric Co.	829,105
6,300	Illinois Tool Works, Inc.	383,103
7,200	Ingersoll-Rand PLC	345,312
12,300	Leggett & Platt, Inc.	334,806
55,500	Textron, Inc.	1,375,845
		3,918,315
E-Commerce/Products – 1.0%
3,500	Amazon.com, Inc.*	878,990
49,700	eBay, Inc.*	2,535,694
		3,414,684
E-Commerce/Services – 0.8%
37,800	Expedia, Inc.	2,322,810
700	priceline.com, Inc.*	434,840
1,400	TripAdvisor, Inc.	58,744
		2,816,394
Electric – Integrated – 4.7%
36,600	Ameren Corp.	1,124,352
8,200	American Electric Power Co., Inc.	349,976
37,400	CMS Energy Corp.	911,812
24,700	Consolidated Edison, Inc.	1,371,838
23,500	Dominion Resources, Inc.	1,217,300
10,800	DTE Energy Co.	648,540
55,412	Duke Energy Corp.	3,535,286
5,100	FirstEnergy Corp.	212,976
4,500	Integrys Energy Group, Inc.	234,990
14,200	NextEra Energy, Inc.	982,498
1,100	PG&E Corp.	44,198
33,400	Pinnacle West Capital Corp.	1,702,732
4,200	PPL Corp.	120,246
10,400	SCANA Corp.	474,656
36,800	Southern Co.	1,575,408
33,000	Wisconsin Energy Corp.	1,216,050
14,400	Xcel Energy, Inc.	384,624
		16,107,482
Electric Products – Miscellaneous – 0.1%
3,500	Emerson Electric Co.	185,360
7,600	Molex, Inc.	207,708
		393,068
Electronic Components – Miscellaneous – 0.2%
3,700	Garmin, Ltd.	151,034
20,300	Jabil Circuit, Inc.	391,587
3,200	TE Connectivity, Ltd. (U.S. Shares)	118,784
		661,405
Electronic Components – Semiconductors – 0.2%
2,600	First Solar, Inc.*	80,288
57,300	LSI Corp.*	405,684
3,200	Microchip Technology, Inc.	104,288
3,900	Micron Technology, Inc.*	24,765
9,900	NVIDIA Corp.	121,671
		736,696
Electronic Connectors – 0.3%
15,300	Amphenol Corp. – Class A	989,910
Electronic Forms – 0.1%
7,500	Adobe Systems, Inc.*	282,600
Enterprise Software/Services – 0.9%
112,400	CA, Inc.	2,470,552
15,000	Oracle Corp.	499,800
		2,970,352
Filtration and Separations Products – 0.2%
13,100	Pall Corp.	789,406
Finance – Consumer Loans – 0%
6,100	SLM Corp.	104,493
Finance – Credit Card – 1.5%
94,500	Discover Financial Services	3,642,975
10,000	Visa, Inc. – Class A	1,515,800
		5,158,775
Finance – Investment Bankers/Brokers – 0.1%
6,900	Charles Schwab Corp.	99,084
9,800	E*TRADE Financial Corp.*	87,710
		186,794
Finance – Other Services – 0.1%
5,500	CME Group, Inc.	278,905
600	IntercontinentalExchange, Inc.*	74,286
		353,191
Food – Confectionary – 0.7%
21,200	Hershey Co.	1,531,064
10,300	J.M. Smucker Co.	888,272
		2,419,336
Food – Dairy Products – 0.1%
16,600	Dean Foods Co.*	274,066

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 29

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Food – Miscellaneous/Diversified – 1.6%
6,300	Campbell Soup Co.	$219,807
9,700	ConAgra Foods, Inc.	286,150
1,300	General Mills, Inc.	52,533
10,900	H.J. Heinz Co.	628,712
9,666	Kraft Foods Group, Inc.	439,513
49,700	McCormick & Co., Inc.	3,157,441
29,000	Mondelez International, Inc. – Class A	738,630
		5,522,786
Food – Retail – 0.1%
5,000	Whole Foods Market, Inc.	456,650
Gas – Distribution – 1.6%
101,200	NiSource, Inc.	2,518,868
42,400	Sempra Energy	3,007,856
		5,526,724
Gold Mining – 0%
1,800	Newmont Mining Corp.	83,592
Home Decoration Products – 0.2%
32,000	Newell Rubbermaid, Inc.	712,640
Hotels and Motels – 1.8%
39,500	Marriott International, Inc. – Class A	1,472,165
86,700	Wyndham Worldwide Corp.	4,613,307
		6,085,472
Independent Power Producer – 0.4%
65,300	NRG Energy, Inc.	1,501,247
Instruments – Scientific – 0.5%
55,500	PerkinElmer, Inc.	1,761,570
Insurance Brokers – 0.4%
25,300	Aon PLC	1,406,680
Internet Security – 0.3%
4,400	Symantec Corp.*	82,764
21,800	VeriSign, Inc.	846,276
		929,040
Investment Management and Advisory Services – 0.6%
3,500	Ameriprise Financial, Inc.	219,205
23,000	Federated Investors, Inc. – Class B	465,290
600	Franklin Resources, Inc.	75,420
49,500	Invesco, Ltd.	1,291,455
		2,051,370
Life and Health Insurance – 0.6%
17,000	AFLAC, Inc.	903,040
7,300	Lincoln National Corp.	189,070
3,900	Principal Financial Group, Inc.	111,228
18,500	Torchmark Corp.	955,895
		2,159,233
Linen Supply & Related Items – 0.4%
36,300	Cintas Corp.	1,484,670
Machinery – Construction and Mining – 0.1%
3,700	Caterpillar, Inc.	331,446
Machinery – General Industrial – 0.2%
7,600	Roper Industries, Inc.	847,248
Machinery – Pumps – 0.2%
3,700	Flowserve Corp.	543,160
Medical – Biomedical and Genetic – 2.3%
13,800	Alexion Pharmaceuticals, Inc.*	1,294,578
38,400	Amgen, Inc.	3,314,688
19,100	Biogen Idec, Inc.*	2,801,397
8,000	Gilead Sciences, Inc.*	587,600
600	Life Technologies Corp.*	29,448
		8,027,711
Medical – Drugs – 1.7%
10,300	Abbott Laboratories	674,650
76,300	Bristol-Myers Squibb Co.	2,486,617
10,900	Eli Lilly & Co.	537,588
50,386	Merck & Co., Inc.	2,062,803
2,900	Pfizer, Inc.	72,732
		5,834,390
Medical – Generic Drugs – 0.3%
10,600	Watson Pharmaceuticals, Inc.*	911,600
Medical – HMO – 0.4%
25,600	Coventry Health Care, Inc.	1,147,648
2,500	UnitedHealth Group, Inc.	135,600
		1,283,248
Medical – Wholesale Drug Distributors – 0.2%
7,100	McKesson Corp.	688,416
Medical Information Systems – 0%
1,600	Cerner Corp.*	124,224
Medical Instruments – 1.2%
5,000	Edwards Lifesciences Corp.*	450,850
6,800	Intuitive Surgical, Inc.*	3,334,516
2,900	Medtronic, Inc.	118,958
3,100	St. Jude Medical, Inc.	112,034
		4,016,358
Medical Products – 0%
4,400	Hospira, Inc.*	137,456
Metal – Copper – 0.1%
6,200	Freeport-McMoRan Copper & Gold, Inc.	212,040
Multi-Line Insurance – 2.9%
134,600	Allstate Corp.	5,406,882
9,500	American International Group, Inc.*	335,350
96,900	Cincinnati Financial Corp.	3,794,604
3,700	MetLife, Inc.	121,878
11,400	XL Group PLC	285,684
		9,944,398
Multimedia – 3.2%
124,400	News Corp. – Class A	3,177,176
75,300	Time Warner, Inc.	3,601,599
1,200	Viacom, Inc. – Class B	63,288
82,100	Walt Disney Co.	4,087,759
		10,929,822
Networking Products – 0%
3,400	Cisco Systems, Inc.	66,810
Non-Hazardous Waste Disposal – 0%
2,500	Waste Management, Inc.	84,350

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

30 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Oil – Field Services – 0.3%
6,600	Baker Hughes, Inc.	$269,544
9,600	Halliburton Co.	333,024
7,947	Schlumberger, Ltd. (U.S. Shares)	550,648
		1,153,216
Oil and Gas Drilling – 0.5%
3,200	Diamond Offshore Drilling, Inc.	217,472
9,200	Ensco PLC – Class A	545,376
3,400	Nabors Industries, Ltd.*	49,130
9,400	Noble Corp.	327,308
14,600	Rowan Cos. PLC – Class A*	456,542
		1,595,828
Oil Companies – Exploration and Production – 0.9%
19,800	Cabot Oil & Gas Corp.	984,852
5,900	Chesapeake Energy Corp.	98,058
1,100	EOG Resources, Inc.	132,869
10,500	EQT Corp.	619,290
5,900	Pioneer Natural Resources Co.	628,881
5,600	QEP Resources, Inc.	169,512
4,200	Range Resources Corp.	263,886
2,400	Southwestern Energy Co.*	80,184
		2,977,532
Oil Companies – Integrated – 2.4%
11,430	Chevron Corp.	1,236,040
6,500	ConocoPhillips	376,935
48,700	Exxon Mobil Corp.	4,214,985
7,800	Marathon Oil Corp.	239,148
28,300	Marathon Petroleum Corp.	1,782,900
1,600	Murphy Oil Corp.	95,280
7,200	Phillips 66	382,320
		8,327,608
Oil Field Machinery and Equipment – 0.7%
1,700	Cameron International Corp.*	95,982
36,200	National Oilwell Varco, Inc.	2,474,270
		2,570,252
Oil Refining and Marketing – 1.5%
67,700	Tesoro Corp.	2,982,185
63,600	Valero Energy Corp.	2,170,032
		5,152,217
Paper and Related Products – 0.1%
6,900	International Paper Co.	274,896
Pipelines – 2.7%
42,986	Kinder Morgan, Inc.	1,518,695
63,900	ONEOK, Inc.	2,731,725
66,400	Spectra Energy Corp.	1,818,032
103,600	Williams Cos., Inc.	3,391,864
		9,460,316
Property and Casualty Insurance – 0.5%
4,900	Chubb Corp.	369,068
16,600	Travelers Cos., Inc.	1,192,212
		1,561,280
Publishing – Books – 0.2%
15,300	McGraw-Hill Cos., Inc.	836,451
Publishing – Newspapers – 0.5%
90,400	Gannett Co., Inc.	1,628,104
Quarrying – 0.1%
5,800	Vulcan Materials Co.	301,890
Real Estate Management/Services – 0%
5,800	CBRE Group, Inc. – Class A*	115,420
REIT – Apartments – 0%
700	AvalonBay Communities, Inc.	94,913
REIT – Diversified – 1.4%
28,200	American Tower Corp.	2,179,014
96,000	Weyerhaeuser Co.	2,670,720
		4,849,734
REIT – Health Care – 0.5%
15,700	HCP, Inc.	709,326
2,900	Heath Care REIT, Inc.	177,741
12,600	Ventas, Inc.	815,472
		1,702,539
REIT – Office Property – 0%
600	Boston Properties, Inc.	63,486
REIT – Regional Malls – 0.4%
9,000	Simon Property Group, Inc.	1,422,810
REIT – Shopping Centers – 0%
4,400	Kimco Realty Corp.	85,008
REIT – Storage – 0.4%
9,100	Public Storage	1,319,136
Retail – Apparel and Shoe – 2.7%
105,100	Gap, Inc.	3,262,304
5,100	Limited Brands, Inc.	240,006
100,200	Ross Stores, Inc.	5,425,830
11,700	Urban Outfitters, Inc.*	460,512
		9,388,652
Retail – Auto Parts – 0.7%
4,500	AutoZone, Inc.*	1,594,935
9,800	O’Reilly Automotive, Inc.*	876,316
		2,471,251
Retail – Automobile – 0.1%
9,700	AutoNation, Inc.*	385,090
Retail – Building Products – 4.5%
198,500	Home Depot, Inc.	12,277,225
89,400	Lowe’s Cos., Inc.	3,175,488
		15,452,713
Retail – Discount – 1.2%
7,400	Costco Wholesale Corp.	730,898
4,800	Dollar General Corp.*	211,632
2,100	Target Corp.	124,257
43,300	Wal-Mart Stores, Inc.	2,954,359
		4,021,146
Retail – Major Department Stores – 3.1%
250,700	TJX Cos., Inc.	10,642,215
Retail – Pet Food and Supplies – 0.4%
21,500	PetSmart, Inc.	1,469,310
Retail – Regional Department Stores – 0.5%
43,400	Macy’s, Inc.	1,693,468

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 31

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Retail – Restaurants – 1.0%
3,100	McDonald’s Corp.	$273,451
18,300	Starbucks Corp.	981,246
32,300	Yum! Brands, Inc.	2,144,720
		3,399,417
Savings/Loan/Thrifts – 0%
19,000	Hudson City Bancorp, Inc.	154,470
Semiconductor Components/Integrated Circuits – 0%
2,200	Analog Devices, Inc.	92,532
Semiconductor Equipment – 0.1%
9,000	KLA-Tencor Corp.	429,840
Steel – Producers – 0.1%
9,800	Nucor Corp.	423,164
Super-Regional Banks – 0.6%
22,000	SunTrust Banks, Inc.	623,700
11,300	U.S. Bancorp	360,922
27,980	Wells Fargo & Co.	956,356
		1,940,978
Telecommunication Equipment – 0.3%
17,200	Harris Corp.	842,112
4,300	Juniper Networks, Inc.*	84,581
		926,693
Telecommunication Equipment – Fiber Optics – 0.1%
20,600	JDS Uniphase Corp.*	278,924
Telephone – Integrated – 1.8%
81,458	AT&T, Inc.	2,745,949
56,385	CenturyLink, Inc.	2,205,781
116,800	Frontier Communications Corp.	499,904
18,100	Verizon Communications, Inc.	783,187
		6,234,821
Television – 0.8%
71,200	CBS Corp. – Class B	2,709,160
Tobacco – 2.3%
58,200	Altria Group, Inc.	1,828,644
3,200	Lorillard, Inc.	373,344
31,200	Philip Morris International, Inc.	2,609,568
79,800	Reynolds American, Inc.	3,306,114
		8,117,670
Tools – Hand Held – 0.3%
14,700	Snap-on, Inc.	1,161,153
Toys – 0%
2,200	Mattel, Inc.	80,564
Transportation – Railroad – 0.4%
10,300	CSX Corp.	203,219
2,000	Norfolk Southern Corp.	123,680
7,500	Union Pacific Corp.	942,900
		1,269,799
Transportation – Services – 0.3%
10,700	FedEx Corp.	981,404
Web Portals/Internet Service Providers – 1.4%
7,000	Google, Inc. – Class A*	4,965,590
Wireless Equipment – 1.1%
47,800	Crown Castle International Corp.*	3,449,248
3,457	Motorola Solutions, Inc.	192,486
		3,641,734

Total Common Stock (cost $289,261,289)		344,265,698

Money Market – 0.2%
796,000	Janus Cash Liquidity Fund LLC, 0% (cost $796,000)	796,000

Total Investments (total cost $290,057,289) – 99.9%		345,061,698

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		503,711

Net Assets – 100%		$345,565,409

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$1,340,585	0.4%
Curacao	550,648	0.2%
Ireland	3,185,373	0.9%
Jersey	240,975	0.1%
Netherlands	439,593	0.1%
Panama	136,049	0.0%
Switzerland	597,126	0.2%
United Kingdom	2,408,598	0.7%
United States††	336,162,751	97.4%

Total	$345,061,698	100.0%

††	Includes Cash Equivalents of 0.2%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

32 | DECEMBER 31, 2012

INTECH U.S. Growth Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the six-month period ended December 31, 2012, INTECH U.S. Growth Fund returned 4.59% for its Class S Shares. This compares to the 4.71% return posted by the Russell 1000 Growth Index, the Fund’s benchmark.

Investment Strategy

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 25 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term growth of capital.

Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Growth Fund.

Janus Mathematical Funds | 33

INTECH U.S. Growth Fund (unaudited)

INTECH U.S. Growth Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Apple, Inc. Computers	4.9%
International Business Machines Corp. Computer Services	2.7%
Sherwin-Williams Co. Coatings and Paint Products	1.8%
TJX Cos., Inc. Retail – Major Department Stores	1.7%
Comcast Corp. – Class A Cable/Satellite Television	1.6%

12.7%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Emerging markets comprised 0.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of June 30, 2012

34 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the October 26, 2012 prospectus
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH U.S. Growth Fund – Class A Shares

NAV	4.70%	15.32%	1.13%	6.38%	0.92%	0.92%

MOP	–1.32%	8.69%	–0.05%	5.95%

INTECH U.S. Growth Fund – Class C Shares

NAV	4.29%	14.49%	0.29%	5.76%	1.71%	1.71%

CDSC	3.25%	13.35%	0.29%	5.76%

INTECH U.S. Growth Fund – Class I Shares	4.82%	15.70%	1.41%	6.38%	0.62%	0.62%

INTECH U.S. Growth Fund – Class S Shares	4.59%	15.24%	0.95%	6.38%	1.07%	1.07%

INTECH U.S. Growth Fund – Class T Shares	4.73%	15.53%	0.95%	6.38%	0.83%	0.83%

Russell 1000® Growth Index	4.71%	15.26%	3.12%	7.16%

Lipper Quartile – Class S Shares	–	3rd	3rd	3rd

Lipper Ranking – based on total returns for Multi-Cap Growth Funds	–	282/531	202/387	193/257

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Mathematical Funds | 35

INTECH U.S. Growth Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of one or more share classes of the predecessor fund, calculated using the fees and expenses of one or more share classes accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class S Shares.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class S Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – January 2, 2003

36 | DECEMBER 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,047.00	$4.70

Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,042.90	$8.29

Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,048.20	$3.05

Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	$3.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,045.90	$5.52

Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,047.30	$4.49

Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.43

†	Expenses are equal to the net annualized expense ratio of 0.91% for Class A Shares, 1.61% for Class C Shares, 0.59% for Class I Shares, 1.07% for Class S Shares and 0.87% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Mathematical Funds | 37

INTECH U.S. Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Common Stock – 99.7%
Advertising Agencies – 0.1%
7,500	Omnicom Group, Inc.	$374,700
Advertising Sales – 0.3%
21,100	Lamar Advertising Co. – Class A*	817,625
Aerospace and Defense – 1.3%
15,400	Lockheed Martin Corp.	1,421,266
18,000	TransDigm Group, Inc.	2,454,480
		3,875,746
Aerospace and Defense – Equipment – 0.3%
2,900	Triumph Group, Inc.	189,370
8,600	United Technologies Corp.	705,286
		894,656
Agricultural Chemicals – 0.6%
3,200	CF Industries Holdings, Inc.	650,112
10,600	Monsanto Co.	1,003,290
		1,653,402
Airlines – 0.2%
2,700	Copa Holdings S.A. – Class A	268,515
30,200	Southwest Airlines Co.	309,248
		577,763
Apparel Manufacturers – 0.7%
14,500	Carter’s, Inc.*	806,925
8,400	Hanesbrands, Inc.*	300,888
8,000	Michael Kors Holdings, Ltd.	408,240
6,600	Under Armour, Inc. – Class A*	320,298
2,000	VF Corp.	301,940
		2,138,291
Applications Software – 1.6%
8,900	Intuit, Inc.	529,550
121,100	Microsoft Corp.	3,237,003
11,500	NetSuite, Inc.*	773,950
		4,540,503
Athletic Footwear – 0.2%
12,200	NIKE, Inc. – Class B	629,520
Automotive – Medium and Heavy Duty Trucks – 0%
2,700	PACCAR, Inc.	122,067
Automotive – Truck Parts and Equipment – Original – 0.1%
8,000	Delphi Automotive PLC	306,000
Beverages – Non-Alcoholic – 1.6%
55,000	Coca-Cola Co.	1,993,750
18,400	Coca-Cola Enterprises, Inc.	583,832
20,100	Dr. Pepper Snapple Group, Inc.	888,018
17,300	PepsiCo, Inc.	1,183,839
		4,649,439
Beverages – Wine and Spirits – 0.3%
13,200	Brown-Forman Corp. – Class B	834,900
Broadcast Services and Programming – 0.6%
6,900	Discovery Communications, Inc. – Class A*	438,012
2,200	Liberty Media Corp. – Liberty Capital – Class A*	255,222
16,700	Scripps Networks Interactive, Inc. – Class A	967,264
		1,660,498
Building – Maintenance and Service – 0.3%
36,600	Rollins, Inc.	806,664
Building – Residential and Commercial – 0.6%
18,200	D.R. Horton, Inc.	359,996
1,500	NVR, Inc.*	1,380,000
		1,739,996
Building and Construction Products – Miscellaneous – 0.3%
25,300	Fortune Brands Home & Security, Inc.*	739,266
Building Products – Air and Heating – 0.1%
8,200	Lennox International, Inc.	430,664
Building Products – Wood – 0.1%
25,100	Masco Corp.	418,166
Cable/Satellite Television – 4.2%
15,900	Cablevision Systems Corp. – Class A	237,546
23,200	Charter Communications, Inc. – Class A*	1,768,768
124,400	Comcast Corp. – Class A	4,650,072
26,500	DIRECTV*	1,329,240
6,600	DISH Network Corp. – Class A	240,240
26,900	Liberty Global, Inc. – Class A*	1,694,431
22,200	Time Warner Cable, Inc.	2,157,618
		12,077,915
Casino Hotels – 0.3%
4,500	Las Vegas Sands Corp.	207,720
4,700	Wynn Resorts, Ltd.	528,703
		736,423
Chemicals – Diversified – 1.0%
1,500	E.I. du Pont de Nemours & Co.	67,455
28,000	FMC Corp.	1,638,560
15,900	LyondellBasell Industries N.V. – Class A	907,731
1,400	PPG Industries, Inc.	189,490
3,500	Rockwood Holdings, Inc.	173,110
		2,976,346
Chemicals – Specialty – 1.3%
9,752	Eastman Chemical Co.	663,624
18,014	Ecolab, Inc.	1,295,206
3,700	International Flavors & Fragrances, Inc.	246,198
4,300	NewMarket Corp.	1,127,460
5,100	WR Grace & Co.*	342,873
		3,675,361
Coatings and Paint Products – 2.2%
12,900	RPM International, Inc.	378,744
33,300	Sherwin-Williams Co.	5,122,206
12,600	Valspar Corp.	786,240
		6,287,190
Commercial Banks – 0.1%
2,100	Signature Bank*	149,814
Commercial Services – 0.1%
9,957	Iron Mountain, Inc.	309,165
Commercial Services – Finance – 3.7%
17,300	Alliance Data Systems Corp.*	2,504,348
36,200	Automatic Data Processing, Inc.	2,063,762
7,500	Equifax, Inc.	405,900
8,300	FleetCor Technologies, Inc.*	445,295
61,100	H&R Block, Inc.	1,134,627
36,200	Lender Processing Services, Inc.	891,244
100	MasterCard, Inc. – Class A	49,128
11,700	Moody’s Corp.	588,744
2,700	Morningstar, Inc.	169,641

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

38 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Commercial Services – Finance – (continued)

41,600	Paychex, Inc.	$1,295,424
38,400	SEI Investments Co.	896,256
6,900	Total System Services, Inc.	147,798
6,600	Western Union Co.	89,826
		10,681,993
Communications Software – 0.1%
6,400	SolarWinds, Inc.*	335,680
Computer Aided Design – 0%
3,800	Autodesk, Inc.*	134,330
Computer Services – 4.0%
37,100	Accenture PLC – Class A (U.S. Shares)	2,467,150
2,500	Cognizant Technology Solutions Corp. – Class A*	185,125
1,400	DST Systems, Inc.	84,840
11,600	IHS, Inc. – Class A*	1,113,600
41,000	International Business Machines Corp.	7,853,550
		11,704,265
Computers – 4.9%
26,900	Apple, Inc.	14,338,507
Computers – Integrated Systems – 0.3%
13,600	Jack Henry & Associates, Inc.	533,936
4,200	Teradata Corp.*	259,938
		793,874
Computers – Memory Devices – 0.1%
12,400	Fusion-io, Inc.*	284,332
Consulting Services – 0.5%
7,200	Gartner, Inc.*	331,344
15,200	Genpact, Ltd.	235,600
10,100	SAIC, Inc.	114,332
13,700	Verisk Analytics, Inc. – Class A*	698,700
		1,379,976
Consumer Products – Miscellaneous – 0.8%
900	Clorox Co.	65,898
14,800	Jarden Corp.*	765,160
18,300	Kimberly-Clark Corp.	1,545,069
		2,376,127
Containers – Metal and Glass – 0.7%
38,500	Ball Corp.	1,722,875
9,000	Crown Holdings, Inc.*	331,290
		2,054,165
Containers – Paper and Plastic – 0.6%
34,200	Packaging Corp. of America	1,315,674
4,800	Rock-Tenn Co. – Class A	335,568
		1,651,242
Cosmetics and Toiletries – 1.0%
20,500	Colgate-Palmolive Co.	2,143,070
4,100	Estee Lauder Cos., Inc. – Class A	245,426
6,134	Procter & Gamble Co.	416,437
		2,804,933
Data Processing and Management – 0.4%
11,900	Broadridge Financial Solutions, Inc.	272,272
4,800	Dun & Bradstreet Corp.	377,520
5,900	Fiserv, Inc.*	466,277
		1,116,069
Dental Supplies and Equipment – 0%
1,600	Patterson Cos., Inc.	54,768
Diagnostic Kits – 0.1%
3,100	IDEXX Laboratories, Inc.*	287,680
Dialysis Centers – 0.6%
15,100	DaVita HealthCare Partners, Inc.*	1,669,003
Disposable Medical Products – 0%
1,200	C.R. Bard, Inc.	117,288
Distribution/Wholesale – 0.5%
16,500	Fastenal Co.	770,385
400	Genuine Parts Co.	25,432
30,800	LKQ Corp.*	649,880
		1,445,697
Diversified Operations – 1.3%
14,700	3M Co.	1,364,895
18,000	Illinois Tool Works, Inc.	1,094,580
22,300	Ingersoll-Rand PLC	1,069,508
10,300	Leucadia National Corp.	245,037
		3,774,020
E-Commerce/Products – 0.7%
2,500	Amazon.com, Inc.*	627,850
28,400	eBay, Inc.*	1,448,968
		2,076,818
E-Commerce/Services – 1.1%
17,350	Expedia, Inc.	1,066,157
8,500	IAC / InterActiveCorp	402,050
37,500	Liberty Interactive Corp. – Class A*	738,000
1,700	Liberty Ventures	115,192
1,200	priceline.com, Inc.*	745,440
		3,066,839
Electric Products – Miscellaneous – 0.4%
17,650	AMETEK, Inc.	663,111
7,000	Emerson Electric Co.	370,720
		1,033,831
Electric – Transmission – 0.1%
5,100	ITC Holdings Corp.	392,241
Electronic Components – Miscellaneous – 0.2%
24,700	Gentex Corp.	464,854
10,800	Jabil Circuit, Inc.	208,332
		673,186
Electronic Components – Semiconductors – 0.7%
51,900	Intel Corp.	1,070,697
4,500	Microchip Technology, Inc.	146,655
38,800	Skyworks Solutions, Inc.*	787,640
		2,004,992
Electronic Design Automation – 0.3%
62,700	Cadence Design Systems, Inc.*	847,077
Electronic Forms – 0.1%
5,300	Adobe Systems, Inc.*	199,704
Engineering – Research and Development Services – 0.2%
10,800	Fluor Corp.	634,392

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 39

INTECH U.S. Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Enterprise Software/Services – 0.8%
18,000	CA, Inc.	$395,640
10,200	Concur Technologies, Inc.*	688,704
34,000	Oracle Corp.	1,132,880
		2,217,224
Filtration and Separations Products – 0.1%
6,500	Pall Corp.	391,690
Finance – Credit Card – 1.4%
2,600	American Express Co.	149,448
25,300	Visa, Inc. – Class A	3,834,974
		3,984,422
Finance – Investment Bankers/Brokers – 0.1%
14,900	Lazard, Ltd. – Class A	444,616
Finance – Other Services – 0.2%
23,100	CBOE Holdings, Inc.	680,526
Food – Confectionary – 0.5%
22,200	Hershey Co.	1,603,284
Food – Miscellaneous/Diversified – 1.5%
9,600	Campbell Soup Co.	334,944
2,100	General Mills, Inc.	84,861
5,500	H.J. Heinz Co.	317,240
3,000	Ingredion, Inc.	193,290
14,400	Kraft Foods Group, Inc.	654,768
38,900	McCormick & Co., Inc.	2,471,317
15,300	Mondelez International, Inc. – Class A	389,691
		4,446,111
Food – Retail – 0.3%
8,900	Fresh Market, Inc.*	428,001
3,900	Kroger Co.	101,478
2,400	Whole Foods Market, Inc.	219,192
		748,671
Food – Wholesale/Distribution – 0.2%
19,600	Sysco Corp.	620,536
Garden Products – 0.2%
11,400	Toro Co.	489,972
Gold Mining – 0.6%
27,800	Allied Nevada Gold Corp.*	837,614
10,300	Royal Gold, Inc.	837,493
		1,675,107
Hazardous Waste Disposal – 0.2%
6,900	Stericycle, Inc.*	643,563
Hotels and Motels – 0.5%
14,700	Marriott International, Inc. – Class A	547,869
17,700	Wyndham Worldwide Corp.	941,817
		1,489,686
Industrial Automation and Robotics – 0.1%
2,700	Nordson Corp.	170,424
Industrial Gases – 0.1%
2,000	Praxair, Inc.	218,900
Instruments – Controls – 0.1%
3,800	Honeywell International, Inc.	241,186
Insurance Brokers – 0.2%
1,400	Aon PLC	77,840
18,200	Marsh & McLennan Cos., Inc.	627,354
		705,194
Internet Media – 0.2%
18,100	Facebook, Inc. – Class A*	482,003
Internet Security – 0.4%
5,900	Symantec Corp.*	110,979
27,400	VeriSign, Inc.	1,063,668
		1,174,647
Investment Management and Advisory Services – 0.7%
6,700	Affiliated Managers Group, Inc.*	872,005
500	BlackRock, Inc.	103,355
15,800	Eaton Vance Corp.	503,230
800	Franklin Resources, Inc.	100,560
2,900	T. Rowe Price Group, Inc.	188,877
8,600	Waddell & Reed Financial, Inc. – Class A	299,452
		2,067,479
Linen Supply & Related Items – 0.1%
7,600	Cintas Corp.	310,840
Machine Tools and Related Products – 0%
2,800	Lincoln Electric Holdings, Inc.	136,304
Machinery – Construction and Mining – 0.1%
2,500	Joy Global, Inc.	159,450
Machinery – Farm – 0.1%
3,100	Deere & Co.	267,902
Machinery – General Industrial – 0.4%
5,400	Babcock & Wilcox Co.	141,480
8,200	Roper Industries, Inc.	914,136
2,700	Zebra Technologies Corp. – Class A*	106,056
		1,161,672
Machinery – Pumps – 0.5%
10,100	Flowserve Corp.	1,482,680
Medical – Biomedical and Genetic – 5.5%
32,000	Alexion Pharmaceuticals, Inc.*	3,001,920
43,700	Amgen, Inc.	3,772,184
120,300	Ariad Pharmaceuticals, Inc.*	2,307,354
8,400	Biogen Idec, Inc.*	1,232,028
7,100	Celgene Corp.*	558,912
15,400	Charles River Laboratories International, Inc.*	577,038
19,500	Gilead Sciences, Inc.*	1,432,275
4,000	Life Technologies Corp.*	196,320
6,800	Myriad Genetics, Inc.*	185,300
6,900	Regeneron Pharmaceuticals, Inc.*	1,180,383
27,200	United Therapeutics Corp.*	1,453,024
		15,896,738
Medical – Drugs – 2.4%
38,200	Abbott Laboratories	2,502,100
66,300	Bristol-Myers Squibb Co.	2,160,717
22,600	Eli Lilly & Co.	1,114,632
4,000	Johnson & Johnson	280,400
16,900	Medivation, Inc.*	864,604
		6,922,453

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

40 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Medical – Generic Drugs – 0.7%
25,700	Mylan, Inc.*	$706,236
6,300	Perrigo Co.	655,389
8,700	Watson Pharmaceuticals, Inc.*	748,200
		2,109,825
Medical – Hospitals – 0.2%
16,600	HCA Holdings, Inc.	500,822
Medical Instruments – 0.9%
9,000	Edwards Lifesciences Corp.*	811,530
1,100	Intuitive Surgical, Inc.*	539,407
25,800	Medtronic, Inc.	1,058,316
2,100	St. Jude Medical, Inc.	75,894
		2,485,147
Medical Products – 0.8%
10,700	Baxter International, Inc.	713,262
2,100	Becton, Dickinson and Co.	164,199
2,800	Cooper Cos., Inc.	258,944
9,500	Covidien PLC (U.S. Shares)	548,530
2,400	Henry Schein, Inc.*	193,104
3,400	Sirona Dental Systems, Inc.*	219,164
1,500	Zimmer Holdings, Inc.	99,990
		2,197,193
Metal – Copper – 0.3%
19,800	Southern Copper Corp.	749,628
Multimedia – 1.6%
4,200	FactSet Research Systems, Inc.	369,852
30,400	News Corp. – Class A	776,416
19,700	Viacom, Inc. – Class B	1,038,978
51,000	Walt Disney Co.	2,539,290
		4,724,536
Non-Hazardous Waste Disposal – 0%
4,200	Covanta Holding Corp.	77,364
Oil – Field Services – 1.4%
32,300	Halliburton Co.	1,120,487
14,800	Oceaneering International, Inc.	796,092
14,800	Oil States International, Inc.*	1,058,792
14,000	Schlumberger, Ltd. (U.S. Shares)	970,060
		3,945,431
Oil and Gas Drilling – 0.1%
6,100	Atwood Oceanics, Inc.*	279,319
Oil Companies – Exploration and Production – 1.2%
35,500	Cabot Oil & Gas Corp.	1,765,770
3,700	Concho Resources, Inc.*	298,072
2,800	Continental Resources, Inc.*	205,772
2,600	EOG Resources, Inc.	314,054
3,000	Pioneer Natural Resources Co.	319,770
5,600	Range Resources Corp.	351,848
9,100	Southwestern Energy Co.*	304,031
		3,559,317
Oil Field Machinery and Equipment – 0.3%
2,500	Cameron International Corp.*	141,150
9,100	Dresser-Rand Group, Inc.*	510,874
2,700	National Oilwell Varco, Inc.	184,545
		836,569
Pharmacy Services – 0.3%
9,284	Catamaran Corp. (U.S. Shares)*	437,369
6,435	Express Scripts Holding Co.*	347,490
		784,859
Pipelines – 1.4%
66,947	Kinder Morgan, Inc.	2,365,238
11,300	ONEOK, Inc.	483,075
41,900	Williams Cos., Inc.	1,371,806
		4,220,119
Power Converters and Power Supply Equipment – 0.2%
7,000	Hubbell, Inc. – Class B	592,410
Precious Metals – 0%
6,300	Tahoe Resources, Inc.*	115,416
Professional Sports – 0%
1,100	Madison Square Garden Co. – Class A*	48,785
Property and Casualty Insurance – 0.3%
5,700	Arch Capital Group, Ltd.*	250,914
7,200	Travelers Cos., Inc.	517,104
		768,018
Publishing – Books – 0.3%
15,600	McGraw-Hill Cos., Inc.	852,852
Quarrying – 0%
1,000	Compass Minerals International, Inc.	74,710
Recreational Vehicles – 0.1%
4,800	Polaris Industries, Inc.	403,920
Reinsurance – 0.2%
7,000	Allied World Assurance Co. Holdings A.G.	551,600
4,700	Validus Holdings, Ltd.	162,526
		714,126
REIT – Apartments – 0.4%
9,400	Apartment Investment & Management Co. – Class A	254,364
1,100	Essex Property Trust, Inc.	161,315
3,900	Home Properties, Inc.	239,109
2,900	Mid-America Apartment Communities, Inc.	187,775
6,000	Post Properties, Inc.	299,700
		1,142,263
REIT – Diversified – 2.2%
8,200	American Tower Corp.	633,614
2,600	Digital Realty Trust, Inc.	176,514
26,000	Plum Creek Timber Co., Inc.	1,153,620
40,550	Rayonier, Inc.	2,101,706
87,900	Weyerhaeuser Co.	2,445,378
		6,510,832
REIT – Health Care – 0.4%
26,000	HCP, Inc.	1,174,680
REIT – Office Property – 0%
1,200	Boston Properties, Inc.	126,972
REIT – Regional Malls – 0.9%
11,400	Simon Property Group, Inc.	1,802,226
12,400	Tanger Factory Outlet Centers	424,080
4,100	Taubman Centers, Inc.	322,752
		2,549,058

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 41

INTECH U.S. Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

REIT – Shopping Centers – 0.5%
7,200	Federal Realty Investment Trust	$748,944
17,700	Regency Centers Corp.	834,024
		1,582,968
REIT – Storage – 0.8%
36,300	Extra Space Storage, Inc.	1,320,957
6,000	Public Storage	869,760
		2,190,717
Rental Auto/Equipment – 0.2%
18,100	Aaron’s, Inc.	511,868
Respiratory Products – 0.1%
9,800	ResMed, Inc.	407,386
Retail – Apparel and Shoe – 3.9%
30,200	American Eagle Outfitters, Inc.	619,402
7,600	Ascena Retail Group, Inc.*	140,524
42,100	Chico’s FAS, Inc.	777,166
17,100	DSW, Inc. – Class A	1,123,299
14,400	Foot Locker, Inc.	462,528
89,300	Gap, Inc.	2,771,872
1,900	PVH Corp.	210,919
71,700	Ross Stores, Inc.	3,882,555
31,300	Urban Outfitters, Inc.*	1,231,968
		11,220,233
Retail – Auto Parts – 0.2%
700	AutoZone, Inc.*	248,101
4,400	O’Reilly Automotive, Inc.*	393,448
		641,549
Retail – Automobile – 0.1%
6,200	AutoNation, Inc.*	246,140
2,700	Copart, Inc.*	79,650
		325,790
Retail – Bedding – 0.2%
8,500	Bed Bath & Beyond, Inc.*	475,235
Retail – Building Products – 1.4%
65,000	Home Depot, Inc.	4,020,250
Retail – Discount – 2.1%
10,200	Costco Wholesale Corp.	1,007,454
27,100	Dollar General Corp.*	1,194,839
7,800	Dollar Tree, Inc.*	316,368
29,300	Target Corp.	1,733,681
27,600	Wal-Mart Stores, Inc.	1,883,148
		6,135,490
Retail – Drug Store – 0.1%
5,100	CVS Caremark Corp.	246,585
Retail – Jewelry – 0.1%
3,900	Tiffany & Co.	223,626
Retail – Mail Order – 0.2%
12,000	Williams-Sonoma, Inc.	525,240
Retail – Major Department Stores – 1.8%
4,900	Nordstrom, Inc.	262,150
115,200	TJX Cos., Inc.	4,890,240
		5,152,390
Retail – Miscellaneous/Diversified – 0.5%
60,400	Sally Beauty Holdings, Inc.*	1,423,628
Retail – Perfume and Cosmetics – 0.1%
2,300	Ulta Salon, Cosmetics & Fragrance, Inc.	225,998
Retail – Pet Food and Supplies – 0.3%
13,100	PetSmart, Inc.	895,254
Retail – Regional Department Stores – 0.1%
2,500	Kohl’s Corp.	107,450
6,200	Macy’s, Inc.	241,924
		349,374
Retail – Restaurants – 0.8%
6,900	Brinker International, Inc.	213,831
14,500	Darden Restaurants, Inc.	653,515
9,700	McDonald’s Corp.	855,637
800	Panera Bread Co. – Class A*	127,064
7,900	Yum! Brands, Inc.	524,560
		2,374,607
Semiconductor Components/Integrated Circuits – 0.9%
10,200	Analog Devices, Inc.	429,012
37,000	QUALCOMM, Inc.	2,294,740
		2,723,752
Soap and Cleaning Preparations – 0.2%
11,800	Church & Dwight Co., Inc.	632,126
Steel – Producers – 0.1%
13,500	Steel Dynamics, Inc.	185,355
Steel Pipe and Tube – 0.5%
10,000	Valmont Industries, Inc.	1,365,500
Telecommunication Equipment – 0.3%
16,500	Harris Corp.	807,840
Telecommunication Equipment – Fiber Optics – 0.3%
13,500	IPG Photonics Corp.	899,775
Telecommunication Services – 1.0%
8,900	NeuStar, Inc. – Class A*	373,177
45,800	tw telecom, inc.*	1,166,526
36,300	Virgin Media, Inc.	1,334,025
		2,873,728
Telephone – Integrated – 0.5%
23,500	Verizon Communications, Inc.	1,016,845
49,400	Windstream Corp.	409,032
		1,425,877
Television – 0.5%
42,200	CBS Corp. – Class B	1,605,710
Theaters – 0.1%
13,200	Cinemark Holdings, Inc.	342,936
Therapeutics – 0.1%
4,300	Onyx Pharmaceuticals, Inc.*	324,779
Tobacco – 2.8%
81,700	Altria Group, Inc.	2,567,014
42,400	Philip Morris International, Inc.	3,546,336
48,000	Reynolds American, Inc.	1,988,640
		8,101,990
Tools – Hand Held – 0.1%
4,800	Snap-on, Inc.	379,152
Toys – 0.4%
31,300	Mattel, Inc.	1,146,206

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

42 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Transportation – Marine – 0.2%
16,600	Golar LNG, Ltd.	$610,548
Transportation – Railroad – 0.9%
11,800	CSX Corp.	232,814
8,400	Kansas City Southern	701,232
13,400	Union Pacific Corp.	1,684,648
		2,618,694
Transportation – Services – 0%
1,400	United Parcel Service, Inc. – Class B	103,222
Transportation – Truck – 0%
1,900	Landstar System, Inc.	99,674
Water – 0%
5,000	Aqua America, Inc.	127,100
Web Hosting/Design – 0.8%
9,100	Equinix, Inc.*	1,876,420
7,600	Rackspace Hosting, Inc.*	564,452
		2,440,872
Web Portals/Internet Service Providers – 1.2%
17,100	AOL, Inc.	506,331
4,100	Google, Inc. – Class A*	2,908,417
		3,414,748
Wireless Equipment – 1.7%
23,800	Crown Castle International Corp.*	1,717,408
44,900	SBA Communications Corp. – Class A*	3,188,798
		4,906,206

Total Common Stock (cost $240,287,272)		289,796,538

Money Market – 0.2%
462,489	Janus Cash Liquidity Fund LLC, 0% (cost $462,489)	462,489

Total Investments (total cost $240,749,761) – 99.9%		290,259,027

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		170,439

Net Assets – 100%		$290,429,466

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$1,704,204	0.6%
Canada	552,785	0.2%
Curacao	970,060	0.3%
Ireland	4,085,188	1.4%
Jersey	306,000	0.1%
Netherlands	907,731	0.3%
Panama	268,515	0.1%
Switzerland	551,600	0.2%
United Kingdom	77,840	0.0%
United States††	280,426,864	96.6%
Virgin Islands (British)	408,240	0.2%

Total	$290,259,027	100.0%

††	Includes Cash Equivalents of 0.2%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 43

INTECH U.S. Value Fund (unaudited)

Fund Snapshot INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

Performance Overview

For the six-month period ended December 31, 2012, INTECH U.S. Value Fund returned 7.81% for its Class I Shares. This compares to the 8.13% return posted by the Russell 1000 Value Index, the Fund’s benchmark.

Investment Strategy

INTECH’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH’s history, which spans more than 25 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term growth of capital.

Outlook

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Value Fund.

44 | DECEMBER 31, 2012

(unaudited)

INTECH U.S. Value Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Exxon Mobil Corp. Oil Companies – Integrated	3.9%
AT&T, Inc. Telephone – Integrated	2.6%
Comcast Corp. – Class A Cable/Satellite Television	1.9%
Chevron Corp. Oil Companies – Integrated	1.6%
General Electric Co. Diversified Operations	1.5%

11.5%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Emerging markets comprised 0.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of June 30, 2012

Janus Mathematical Funds | 45

INTECH U.S. Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH U.S. Value Fund – Class A Shares

NAV	7.61%	15.34%	0.76%	3.05%	0.92%	0.92%

MOP	1.42%	8.68%	–0.42%	2.18%

INTECH U.S. Value Fund – Class C Shares

NAV	7.22%	14.56%	0.00%	2.28%	1.86%	1.75%

CDSC	6.16%	13.43%	0.00%	2.28%

INTECH U.S. Value Fund – Class I Shares	7.81%	15.64%	0.99%	3.29%	0.67%	0.67%

INTECH U.S. Value Fund – Class S Shares	7.54%	15.14%	0.54%	2.81%	1.15%	1.15%

INTECH U.S. Value Fund – Class T Shares	7.64%	15.34%	0.67%	2.90%	0.89%	0.89%

Russell 1000® Value Index	8.13%	17.51%	0.59%	3.32%

Lipper Quartile – Class I Shares	–	2nd	2nd	2nd

Lipper Ranking – based on total returns for Multi-Cap Value Funds	–	146/298	103/232	75/196

Visit janus.com/advisor/mutual-funds to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

46 | DECEMBER 31, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

The Fund’s performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

December 31, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – December 30, 2005

Janus Mathematical Funds | 47

INTECH U.S. Value Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,076.10	$4.92

Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,072.20	$8.98

Hypothetical (5% return before expenses)	$1,000.00	$1,016.53	$8.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,078.10	$3.61

Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,075.40	$6.12

Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,076.40	$4.97

Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

†	Expenses are equal to the net annualized expense ratio of 0.94% for Class A Shares, 1.72% for Class C Shares, 0.69% for Class I Shares, 1.17% for Class S Shares and 0.95% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

48 | DECEMBER 31, 2012

INTECH U.S. Value Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Common Stock – 99.5%
Advertising Sales – 0%
1,300	Lamar Advertising Co. – Class A*	$50,375
Aerospace and Defense – 1.2%
2,600	Lockheed Martin Corp.	239,954
10,800	Northrop Grumman Corp.	729,864
4,900	Raytheon Co.	282,044
		1,251,862
Aerospace and Defense – Equipment – 0.1%
5,900	Exelis, Inc.	66,493
200	Triumph Group, Inc.	13,060
		79,553
Agricultural Chemicals – 0.8%
500	CF Industries Holdings, Inc.	101,580
13,000	Mosaic Co.	736,190
		837,770
Agricultural Operations – 0.1%
1,200	Bunge, Ltd.	87,228
Airlines – 0.3%
300	Copa Holdings S.A. – Class A	29,835
26,800	Southwest Airlines Co.	274,432
		304,267
Appliances – 0.4%
4,000	Whirlpool Corp.	407,000
Applications Software – 0.1%
6,600	Compuware Corp.*	71,742
Automotive – Cars and Light Trucks – 0%
1,300	General Motors Co.*	37,479
Automotive – Medium and Heavy Duty Trucks – 0.3%
5,500	Oshkosh Corp.*	163,075
2,300	PACCAR, Inc.	103,983
		267,058
Beverages – Non-Alcoholic – 0.1%
2,800	Coca-Cola Enterprises, Inc.	88,844
Beverages – Wine and Spirits – 0.7%
1,400	Beam, Inc.	85,526
1,850	Brown-Forman Corp. – Class B	117,012
15,000	Constellation Brands, Inc. – Class A*	530,850
		733,388
Brewery – 0.1%
1,900	Molson Coors Brewing Co. – Class B	81,301
Broadcast Services and Programming – 0.7%
6,474	Liberty Media Corp. – Liberty Capital – Class A*	751,049
Building – Mobile Home and Manufactured Homes – 0.1%
1,900	Thor Industries, Inc.	71,117
Building – Residential and Commercial – 2.0%
27,300	D.R. Horton, Inc.	539,994
14,800	Lennar Corp. – Class A	572,316
32,800	PulteGroup, Inc.*	595,648
12,200	Toll Brothers, Inc.*	394,426
		2,102,384
Building and Construction Products – Miscellaneous – 0.2%
8,700	Fortune Brands Home & Security, Inc.*	254,214
Building Products – Cement and Aggregate – 0.1%
700	Martin Marietta Materials, Inc.	65,996
Cable/Satellite Television – 2.1%
5,900	Cablevision Systems Corp. – Class A	88,146
54,050	Comcast Corp. – Class A	2,020,389
2,000	DISH Network Corp. – Class A	72,800
		2,181,335
Cellular Telecommunications – 1.5%
17,400	MetroPCS Communications, Inc.*	172,956
241,900	Sprint Nextel Corp.*	1,371,573
		1,544,529
Chemicals – Diversified – 0.3%
300	Air Products & Chemicals, Inc.	25,206
900	Dow Chemical Co.	29,088
4,600	LyondellBasell Industries N.V. – Class A	262,614
		316,908
Chemicals – Specialty – 0.5%
3,300	Ashland, Inc.	265,353
3,200	Cytec Industries, Inc.	220,256
		485,609
Coal – 0.1%
2,300	CONSOL Energy, Inc.	73,830
700	Peabody Energy Corp.	18,627
		92,457
Coatings and Paint Products – 0.1%
2,500	RPM International, Inc.	73,400
Commercial Banks – 2.3%
4,500	Associated Banc-Corp	59,040
17,000	BB&T Corp.	494,870
12,400	CapitalSource, Inc.	93,992
1,100	CIT Group, Inc.*	42,504
1,500	City National Corp.	74,280
1,495	Commerce Bancshares, Inc.	52,415
1,900	Cullen / Frost Bankers, Inc.	103,113
2,800	First Horizon National Corp.	27,748
2,200	First Republic Bank	72,116
3,400	M&T Bank Corp.	334,798
2,200	Popular, Inc.*	45,738
105,400	Regions Financial Corp.	750,448
1,500	Signature Bank*	107,010
5,500	Zions Bancorp	117,700
		2,375,772
Commercial Services – 0.2%
979	Iron Mountain, Inc.	30,398
8,400	Quanta Services, Inc.*	229,236
		259,634
Commercial Services – Finance – 0.2%
500	Equifax, Inc.	27,060
5,300	H&R Block, Inc.	98,421
2,100	Paychex, Inc.	65,394
		190,875
Computer Services – 0.3%
5,000	Computer Sciences Corp.	200,250
1,200	DST Systems, Inc.	72,720
		272,970

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 49

INTECH U.S. Value Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Computer Software – 0%
1,100	Akamai Technologies, Inc.*	$45,001
Computers – Integrated Systems – 0.1%
18,500	Brocade Communications Systems, Inc.*	98,605
Computers – Memory Devices – 0.5%
1,000	NetApp, Inc.*	33,550
3,600	SanDisk Corp.*	156,816
7,600	Western Digital Corp.	322,924
		513,290
Consulting Services – 0.3%
8,900	CoreLogic, Inc.*	239,588
2,500	Genpact, Ltd.	38,750
6,100	SAIC, Inc.	69,052
		347,390
Consumer Products – Miscellaneous – 0.6%
400	Clorox Co.	29,288
6,900	Jarden Corp.*	356,730
2,600	Kimberly-Clark Corp.	219,518
		605,536
Containers – Metal and Glass – 0.1%
2,000	Crown Holdings, Inc.*	73,620
Containers – Paper and Plastic – 0.4%
1,200	Bemis Co., Inc.	40,152
300	Packaging Corp. of America	11,541
4,800	Rock-Tenn Co. – Class A	335,568
		387,261
Cosmetics and Toiletries – 0.9%
2,400	Colgate-Palmolive Co.	250,896
9,400	Procter & Gamble Co.	638,166
		889,062
Cruise Lines – 0.4%
6,300	Carnival Corp. (U.S. Shares)	231,651
4,600	Royal Caribbean Cruises, Ltd. (U.S. Shares)	156,400
		388,051
Data Processing and Management – 0.4%
1,100	Dun & Bradstreet Corp.	86,515
6,600	Fidelity National Information Services, Inc.	229,746
1,300	Fiserv, Inc.*	102,739
		419,000
Diagnostic Kits – 0.1%
4,700	QIAGEN N.V. (U.S. Shares)*	85,305
Diversified Banking Institutions – 1.8%
32,400	Bank of America Corp.	375,840
4,170	Citigroup, Inc.	164,965
2,000	Goldman Sachs Group, Inc.	255,120
21,800	JPMorgan Chase & Co.	958,546
8,900	Morgan Stanley	170,168
		1,924,639
Diversified Operations – 2.9%
1,500	3M Co.	139,275
600	Carlisle Cos., Inc.	35,256
1,200	Crane Co.	55,536
1,500	Danaher Corp.	83,850
1,317	Eaton Corp. PLC	71,381
75,200	General Electric Co.	1,578,448
2,500	Illinois Tool Works, Inc.	152,025
3,400	Ingersoll-Rand PLC	163,064
4,300	Leggett & Platt, Inc.	117,046
1,334	Pentair, Ltd.	65,566
15,600	Textron, Inc.	386,724
4,800	Trinity Industries, Inc.	171,936
		3,020,107
E-Commerce/Services – 0.7%
2,350	Expedia, Inc.	144,407
3,400	IAC / InterActiveCorp	160,820
15,700	Liberty Interactive Corp. – Class A*	308,976
1,275	Liberty Ventures	86,394
		700,597
Electric – Integrated – 5.2%
1,700	Ameren Corp.	52,224
22,300	American Electric Power Co., Inc.	951,764
7,600	CMS Energy Corp.	185,288
300	Consolidated Edison, Inc.	16,662
4,600	Dominion Resources, Inc.	238,280
4,100	DTE Energy Co.	246,205
7,497	Duke Energy Corp.	478,308
4,700	Edison International	212,393
600	Entergy Corp.	38,250
1,167	FirstEnergy Corp.	48,734
6,200	Great Plains Energy, Inc.	125,922
5,900	Hawaiian Electric Industries, Inc.	148,326
3,000	National Fuel Gas Co.	152,070
3,200	NextEra Energy, Inc.	221,408
6,961	Northeast Utilities	272,036
9,000	NV Energy, Inc.	163,260
5,300	OGE Energy Corp.	298,443
1,200	Pepco Holdings, Inc.	23,532
2,200	PG&E Corp.	88,396
5,600	Pinnacle West Capital Corp.	285,488
9,500	PPL Corp.	271,985
1,900	Public Service Enterprise Group, Inc.	58,140
2,500	SCANA Corp.	114,100
4,300	Southern Co.	184,083
2,200	TECO Energy, Inc.	36,872
3,100	Westar Energy, Inc.	88,722
9,800	Wisconsin Energy Corp.	361,130
3,900	Xcel Energy, Inc.	104,169
		5,466,190
Electric Products – Miscellaneous – 0.1%
2,400	Molex, Inc.	65,592
Electronic Components – Miscellaneous – 0%
1,000	Garmin, Ltd.	40,820
Electronic Components – Semiconductors – 0.2%
1,400	Broadcom Corp. – Class A	46,494
3,000	Fairchild Semiconductor International, Inc.*	43,200
6,600	Intel Corp.	136,158
900	Skyworks Solutions, Inc.*	18,270
		244,122
Electronic Design Automation – 0.2%
5,500	Synopsys, Inc.*	175,120
Electronic Forms – 0%
300	Adobe Systems, Inc.*	11,304

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

50 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Electronic Measuring Instruments – 0.1%
1,300	Itron, Inc.*	$57,915
Electronic Security Devices – 0.1%
2,300	Tyco International, Ltd. (U.S. Shares)	67,275
Electronics – Military – 0.1%
700	L-3 Communications Holdings, Inc.	53,634
Engineering – Research and Development Services – 0.5%
2,200	AECOM Technology Corp.*	52,360
700	Fluor Corp.	41,118
2,400	McDermott International, Inc. (U.S. Shares)*	26,448
8,700	Shaw Group, Inc.*	405,507
		525,433
Enterprise Software/Services – 0.2%
10,700	CA, Inc.	235,186
Fiduciary Banks – 0.5%
4,224	Bank of New York Mellon Corp.	108,557
5,600	Northern Trust Corp.	280,896
2,400	State Street Corp.	112,824
		502,277
Finance – Consumer Loans – 0.1%
7,200	SLM Corp.	123,336
Finance – Credit Card – 1.6%
3,300	American Express Co.	189,684
39,500	Discover Financial Services	1,522,725
		1,712,409
Finance – Investment Bankers/Brokers – 0.3%
2,500	Charles Schwab Corp.	35,900
6,300	Raymond James Financial, Inc.	242,739
		278,639
Finance – Other Services – 0.2%
1,100	CBOE Holdings, Inc.	32,406
2,700	CME Group, Inc.	136,917
		169,323
Financial Guarantee Insurance – 0%
1,000	Assured Guaranty, Ltd.	14,230
Food – Confectionary – 0.2%
2,800	J.M. Smucker Co.	241,472
Food – Dairy Products – 0%
1,200	Dean Foods Co.*	19,812
Food – Miscellaneous/Diversified – 1.0%
3,100	ConAgra Foods, Inc.	91,450
1,000	General Mills, Inc.	40,410
3,100	H.J. Heinz Co.	178,808
900	Ingredion, Inc.	57,987
5,450	Kraft Foods Group, Inc.	247,812
16,352	Mondelez International, Inc. – Class A	416,485
		1,032,952
Food – Wholesale/Distribution – 0.1%
4,600	Sysco Corp.	145,636
Funeral Services and Related Items – 0.1%
9,900	Service Corp. International	136,719
Gas – Distribution – 1.3%
6,000	CenterPoint Energy, Inc.	115,500
17,100	NiSource, Inc.	425,619
11,100	Sempra Energy	787,434
		1,328,553
Gas – Transportation – 0.3%
1,700	AGL Resources, Inc.	67,949
5,200	Atmos Energy Corp.	182,624
800	Questar Corp.	15,808
900	UGI Corp.	29,439
		295,820
Gold Mining – 0.1%
2,600	Newmont Mining Corp.	120,744
Home Decoration Products – 0.1%
4,200	Newell Rubbermaid, Inc.	93,534
Independent Power Producer – 0.7%
7,300	Calpine Corp.*	132,349
27,200	NRG Energy, Inc.	625,328
		757,677
Industrial Automation and Robotics – 0%
300	Nordson Corp.	18,936
Instruments – Scientific – 0.4%
7,800	PerkinElmer, Inc.	247,572
1,900	Thermo Fisher Scientific, Inc.	121,182
		368,754
Insurance Brokers – 0.2%
500	Aon PLC	27,800
3,900	Marsh & McLennan Cos., Inc.	134,433
		162,233
Internet Security – 0.2%
10,800	Symantec Corp.*	203,148
1,400	VeriSign, Inc.	54,348
		257,496
Investment Companies – 0.7%
40,900	American Capital, Ltd.*	490,800
13,100	Ares Capital Corp.	229,250
		720,050
Investment Management and Advisory Services – 0.9%
1,300	Affiliated Managers Group, Inc.*	169,195
6,900	Ameriprise Financial, Inc.	432,147
400	BlackRock, Inc.	82,684
1,000	Franklin Resources, Inc.	125,700
6,300	Invesco, Ltd.	164,367
		974,093
Life and Health Insurance – 0.7%
1,800	AFLAC, Inc.	95,616
3,900	Lincoln National Corp.	101,010
1,700	Principal Financial Group, Inc.	48,484
3,300	Prudential Financial, Inc.	175,989
6,300	Torchmark Corp.	325,521
		746,620
Linen Supply & Related Items – 0.2%
6,200	Cintas Corp.	253,580
Machinery – Electrical – 0.2%
3,500	Regal-Beloit Corp.	246,645

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 51

INTECH U.S. Value Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Machinery – General Industrial – 0.1%
1,700	Gardner Denver, Inc.	$116,450
Machinery – Pumps – 0.1%
500	Flowserve Corp.	73,400
Medical – Biomedical and Genetic – 0.1%
1,400	Charles River Laboratories International, Inc.*	52,458
1,900	Life Technologies Corp.*	93,252
		145,710
Medical – Drugs – 3.2%
5,600	Abbott Laboratories	366,800
9,700	Bristol-Myers Squibb Co.	316,123
9,200	Eli Lilly & Co.	453,744
2,900	Forest Laboratories, Inc.*	102,428
5,200	Johnson & Johnson	364,520
12,375	Merck & Co., Inc.	506,632
49,371	Pfizer, Inc.	1,238,225
		3,348,472
Medical – HMO – 1.5%
2,400	Aetna, Inc.	111,120
2,700	Cigna Corp.	144,342
16,600	Coventry Health Care, Inc.	744,178
10,600	UnitedHealth Group, Inc.	574,944
		1,574,584
Medical – Hospitals – 0.6%
9,200	Community Health Systems, Inc.	282,808
2,800	HCA Holdings, Inc.	84,476
10,800	Health Management Associates, Inc. – Class A*	100,656
1,600	LifePoint Hospitals, Inc.*	60,400
2,200	Tenet Healthcare Corp.*	71,434
1,400	Universal Health Services, Inc. – Class B	67,690
		667,464
Medical – Wholesale Drug Distributors – 0%
1,200	Cardinal Health, Inc.	49,416
Medical Information Systems – 0.1%
7,800	Allscripts Healthcare Solutions, Inc.*	73,476
Medical Instruments – 0.2%
4,700	Medtronic, Inc.	192,794
Medical Labs and Testing Services – 0%
400	Quest Diagnostics, Inc.	23,308
Medical Products – 0.7%
1,000	Baxter International, Inc.	66,660
1,200	CareFusion Corp.*	34,296
1,400	Cooper Cos., Inc.	129,472
2,200	Covidien PLC (U.S. Shares)	127,028
600	Henry Schein, Inc.*	48,276
600	Hospira, Inc.*	18,744
2,000	Sirona Dental Systems, Inc.*	128,920
700	Stryker Corp.	38,374
900	Teleflex, Inc.	64,179
1,700	Zimmer Holdings, Inc.	113,322
		769,271
Metal – Copper – 0.3%
9,300	Freeport-McMoRan Copper & Gold, Inc.	318,060
1,300	Southern Copper Corp.	49,218
		367,278
Miscellaneous Manufacturing – 0%
1,000	Aptargroup, Inc.	47,720
Multi-Line Insurance – 3.4%
5,500	ACE, Ltd. (U.S. Shares)	438,900
30,000	Allstate Corp.	1,205,100
900	American Financial Group, Inc.	35,568
13,400	American International Group, Inc.*	473,020
1,000	Assurant, Inc.	34,700
13,200	Cincinnati Financial Corp.	516,912
8,500	Hartford Financial Services Group, Inc.	190,740
2,500	Kemper Corp.	73,750
5,000	Loews Corp.	203,750
1,600	MetLife, Inc.	52,704
11,000	XL Group PLC	275,660
		3,500,804
Multimedia – 3.2%
52,200	News Corp. – Class A	1,333,188
10,400	Time Warner, Inc.	497,432
29,200	Walt Disney Co.	1,453,868
		3,284,488
Networking Products – 0.5%
28,000	Cisco Systems, Inc.	550,200
Non-Hazardous Waste Disposal – 0.2%
6,600	Covanta Holding Corp.	121,572
1,400	Republic Services, Inc.	41,062
800	Waste Connections, Inc.	27,032
1,700	Waste Management, Inc.	57,358
		247,024
Office Supplies and Forms – 0.1%
2,200	Avery Dennison Corp.	76,824
Oil – Field Services – 0.7%
15,000	Baker Hughes, Inc.	612,600
3,000	Halliburton Co.	104,070
300	Oil States International, Inc.*	21,462
		738,132
Oil and Gas Drilling – 0.5%
2,300	Atwood Oceanics, Inc.*	105,317
3,100	Diamond Offshore Drilling, Inc.	210,676
5,100	Rowan Cos. PLC – Class A*	159,477
		475,470
Oil Companies – Exploration and Production – 0.8%
1,200	Chesapeake Energy Corp.	19,944
1,200	Energen Corp.	54,108
1,900	EQT Corp.	112,062
2,200	Occidental Petroleum Corp.	168,542
500	Pioneer Natural Resources Co.	53,295
4,200	QEP Resources, Inc.	127,134
3,800	Southwestern Energy Co.*	126,958
7,400	Ultra Petroleum Corp. (U.S. Shares)*	134,162
		796,205
Oil Companies – Integrated – 7.4%
15,300	Chevron Corp.	1,654,542
3,093	ConocoPhillips	179,363
46,629	Exxon Mobil Corp.	4,035,740
3,400	Hess Corp.	180,064
7,500	Marathon Oil Corp.	229,950
18,750	Marathon Petroleum Corp.	1,181,250

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

52 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Oil Companies – Integrated – (continued)

2,200	Murphy Oil Corp.	$131,010
2,996	Phillips 66	159,088
		7,751,007
Oil Field Machinery and Equipment – 0.2%
1,500	Cameron International Corp.*	84,690
2,000	National Oilwell Varco, Inc.	136,700
		221,390
Oil Refining and Marketing – 2.0%
9,800	HollyFrontier Corp.	456,190
14,600	Tesoro Corp.	643,130
29,400	Valero Energy Corp.	1,003,128
		2,102,448
Paper and Related Products – 0.1%
3,000	International Paper Co.	119,520
900	MeadWestvaco Corp.	28,683
		148,203
Pharmacy Services – 0.1%
2,700	Omnicare, Inc.	97,470
Physical Practice Management – 0.1%
800	MEDNAX, Inc.*	63,616
Pipelines – 0.3%
10,200	Spectra Energy Corp.	279,276
Power Converters and Power Supply Equipment – 0%
200	Hubbell, Inc. – Class B	16,926
Precious Metals – 0.1%
3,100	Tahoe Resources, Inc.*	56,792
Private Corrections – 0.3%
8,900	Corrections Corp. of America	315,683
Professional Sports – 0.2%
4,600	Madison Square Garden Co. – Class A*	204,010
Property and Casualty Insurance – 2.0%
500	Alleghany Corp.*	167,710
4,500	Arch Capital Group, Ltd.*	198,090
3,500	Chubb Corp.	263,620
12,300	Fidelity National Financial, Inc. – Class A	289,665
3,300	HCC Insurance Holdings, Inc.	122,793
400	Markel Corp.*	173,368
15,500	Progressive Corp.	327,050
3,100	Travelers Cos., Inc.	222,642
3,500	W.R. Berkley Corp.	132,090
300	White Mountains Insurance Group, Ltd.	154,500
		2,051,528
Publishing – Newspapers – 0.2%
12,400	Gannett Co., Inc.	223,324
100	Washington Post Co. – Class B	36,521
		259,845
Quarrying – 0.3%
5,200	Vulcan Materials Co.	270,660
Real Estate Management/Services – 0%
400	Realogy Holdings Corp.	16,784
Real Estate Operating/Development – 0.1%
4,200	Forest City Enterprises, Inc. – Class A*	67,830
800	Howard Hughes Corp.*	58,416
		126,246
Reinsurance – 2.3%
2,100	Allied World Assurance Co. Holdings A.G.	165,480
3,200	Aspen Insurance Holdings, Ltd.	102,656
1,900	Axis Capital Holdings, Ltd.	65,816
15,000	Berkshire Hathaway, Inc. – Class B*	1,345,500
1,100	Endurance Specialty Holdings, Ltd.	43,659
1,300	Everest Re Group, Ltd.	142,935
1,900	PartnerRe, Ltd.	152,931
3,200	Reinsurance Group of America, Inc.	171,264
400	RenaissanceRe Holdings, Ltd.	32,504
4,200	Validus Holdings, Ltd.	145,236
		2,367,981
REIT – Apartments – 0.1%
500	Equity Residential	28,335
1,200	Post Properties, Inc.	59,940
		88,275
REIT – Diversified – 1.3%
13,500	Duke Realty Corp.	187,245
3,200	Liberty Property Trust	114,464
2,000	Rayonier, Inc.	103,660
33,740	Weyerhaeuser Co.	938,647
		1,344,016
REIT – Health Care – 1.8%
14,200	HCP, Inc.	641,556
6,400	Heath Care REIT, Inc.	392,256
12,262	Ventas, Inc.	793,597
		1,827,409
REIT – Mortgage – 1.1%
16,700	American Capital Agency Corp.	483,298
35,900	Annaly Capital Management, Inc.	504,036
1,100	Hatteras Financial Corp.	27,291
13,900	MFA Financial, Inc.	112,729
		1,127,354
REIT – Office Property – 0.5%
200	Boston Properties, Inc.	21,162
13,300	Brandywine Realty Trust	162,127
1,700	Corporate Office Properties Trust	42,466
13,100	Douglas Emmett, Inc.	305,230
1,800	Piedmont Office Realty Trust, Inc. – Class A	32,490
		563,475
REIT – Regional Malls – 1.3%
16,700	CBL & Associates Properties, Inc.	354,207
20,800	General Growth Properties, Inc.	412,880
3,023	Simon Property Group, Inc.	477,906
1,900	Taubman Centers, Inc.	149,568
		1,394,561
REIT – Shopping Centers – 0.9%
9,500	DDR Corp.	148,770
1,100	Federal Realty Investment Trust	114,422
14,100	Kimco Realty Corp.	272,412
3,200	Regency Centers Corp.	150,784
8,000	Weingarten Realty Investors	214,160
		900,548

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 53

INTECH U.S. Value Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

REIT – Single Tenant – 0.4%
5,200	National Retail Properties	$162,240
5,400	Realty Income Corp.	217,134
		379,374
REIT – Storage – 0.1%
3,700	Extra Space Storage, Inc.	134,643
REIT – Warehouse and Industrial – 0.2%
4,630	Prologis, Inc.	168,949
Rental Auto/Equipment – 0%
800	Aaron’s, Inc.	22,624
Retail – Apparel and Shoe – 0.6%
4,800	American Eagle Outfitters, Inc.	98,448
5,700	Chico’s FAS, Inc.	105,222
12,000	Foot Locker, Inc.	385,440
300	PVH Corp.	33,303
		622,413
Retail – Automobile – 0%
700	AutoNation, Inc.*	27,790
Retail – Building Products – 0.2%
7,300	Lowe’s Cos., Inc.	259,296
Retail – Discount – 2.1%
18,000	Target Corp.	1,065,060
15,800	Wal-Mart Stores, Inc.	1,078,034
		2,143,094
Retail – Drug Store – 0.4%
4,500	CVS Caremark Corp.	217,575
4,100	Walgreen Co.	151,741
		369,316
Retail – Jewelry – 0.2%
2,200	Signet Jewelers, Ltd.	117,480
900	Tiffany & Co.	51,606
		169,086
Retail – Mail Order – 0.1%
2,500	Williams-Sonoma, Inc.	109,425
Retail – Regional Department Stores – 0.6%
2,800	Dillard’s, Inc. – Class A	234,556
1,700	Kohl’s Corp.	73,066
8,600	Macy’s, Inc.	335,572
		643,194
Retirement and Aged Care – 0.3%
12,200	Brookdale Senior Living, Inc.*	308,904
Savings/Loan/Thrifts – 0.6%
42,400	Hudson City Bancorp, Inc.	344,712
10,300	New York Community Bancorp, Inc.	134,930
10,900	Washington Federal, Inc.	183,883
		663,525
Security Services – 0.1%
2,400	ADT Corp.	111,576
Semiconductor Components/Integrated Circuits – 0.1%
2,500	Analog Devices, Inc.	105,150
Semiconductor Equipment – 0%
800	KLA-Tencor Corp.	38,208
Shipbuilding – 0.3%
6,700	Huntington Ingalls Industries, Inc.	290,378
Soap and Cleaning Preparations – 0.3%
5,200	Church & Dwight Co., Inc.	278,564
Steel – Producers – 0%
600	Nucor Corp.	25,908
700	Steel Dynamics, Inc.	9,611
		35,519
Super-Regional Banks – 2.9%
9,200	Capital One Financial Corp.	532,956
2,000	Comerica, Inc.	60,680
13,700	Fifth Third Bancorp	208,103
20,500	Huntington Bancshares, Inc.	130,995
11,700	KeyCorp	98,514
2,783	PNC Financial Services Group, Inc.	162,277
8,000	SunTrust Banks, Inc.	226,800
26,200	U.S. Bancorp	836,828
22,461	Wells Fargo & Co.	767,717
		3,024,870
Telecommunication Equipment – 0.2%
5,200	Harris Corp.	254,592
Telecommunication Equipment – Fiber Optics – 0%
3,000	JDS Uniphase Corp.*	40,620
Telecommunication Services – 0.2%
3,900	Amdocs, Ltd. (U.S. Shares)	132,561
1,300	Level 3 Communications, Inc.*	30,043
		162,604
Telephone – Integrated – 4.1%
78,510	AT&T, Inc.	2,646,572
28,662	CenturyLink, Inc.	1,121,258
70,200	Frontier Communications Corp.	300,456
6,100	Telephone & Data Systems, Inc.	135,054
4,800	Windstream Corp.	39,744
		4,243,084
Television – 1.2%
32,200	CBS Corp. – Class B	1,225,210
Textile-Home Furnishings – 0%
400	Mohawk Industries, Inc.*	36,188
Tobacco – 1.9%
31,600	Altria Group, Inc.	992,872
5,900	Philip Morris International, Inc.	493,476
11,200	Reynolds American, Inc.	464,016
		1,950,364
Tools – Hand Held – 0.6%
4,600	Snap-on, Inc.	363,354
3,355	Stanley Black & Decker, Inc.	248,169
		611,523
Toys – 0.4%
10,900	Mattel, Inc.	399,158
Transportation – Equipment & Leasing – 0.1%
1,500	GATX Corp.	64,950
Transportation – Railroad – 0.3%
2,100	CSX Corp.	41,433
700	Kansas City Southern	58,436
3,900	Norfolk Southern Corp.	241,176
		341,045

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

54 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares		Value

Water – 0.7%
14,700	American Water Works Co., Inc.	$545,811
6,600	Aqua America, Inc.	167,772
		713,583
Web Portals/Internet Service Providers – 0.1%
4,800	AOL, Inc.	142,128
X-Ray Equipment – 0.3%
15,700	Hologic, Inc.*	314,471

Total Common Stock (cost $88,068,860)		103,617,122

Money Market – 0.4%
403,000	Janus Cash Liquidity Fund LLC, 0% (cost $403,000)	403,000

Total Investments (total cost $88,471,860) – 99.9%		104,020,122

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		70,628

Net Assets – 100%		$104,090,750

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$1,460,382	1.4%
Canada	190,954	0.2%
Guernsey	132,561	0.1%
Ireland	637,133	0.6%
Liberia	156,400	0.2%
Netherlands	347,919	0.3%
Panama	287,934	0.3%
Puerto Rico	45,738	0.0%
Switzerland	712,475	0.7%
United Kingdom	187,277	0.2%
United States††	99,861,349	96.0%

Total	$104,020,122	100.0%

††	Includes Cash Equivalents of 0.4%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 55

Statements of Assets and Liabilities

As of December 31, 2012 (unaudited)
(all numbers in thousands except net asset value per share)	INTECH Global Dividend Fund	INTECH International Fund	INTECH U.S. Core Fund	INTECH U.S. Growth Fund	INTECH U.S. Value Fund

Assets:
Investments at cost	$8,992	$33,141	$290,057	$240,750	$88,472
Unaffiliated investments at value	$9,539	$36,675	$344,266	$289,797	$103,617
Affiliated investments at value	197	168	796	462	403
Cash	2	–	618	–	–
Cash denominated in foreign currency(1)	3	25	–	–	–
Receivables:
Fund shares sold	23	8	396	334	31
Dividends	19	35	405	280	186
Foreign dividend tax reclaim	5	17	–	–	–
Due from adviser	31	–	–	–	–
Non-interested Trustees’ deferred compensation	–	1	6	5	2
Other assets	–	1	4	6	5
Total Assets	9,819	36,930	346,491	290,884	104,244
Liabilities:
Payables:
Due to custodian	–	4	–	76	15
Investments purchased	110	90	–	–	–
Fund shares repurchased	15	11	478	82	54
Dividends	–	–	–	–	–
Advisory fees	4	17	185	123	44
Fund administration fees	–	–	3	3	1
Internal servicing cost	–	–	1	2	1
Administrative services fees	1	–	39	4	–
Distribution fees and shareholder servicing fees	2	–	9	7	1
Administrative, networking and omnibus fees	–	–	9	48	4
Non-interested Trustees’ fees and expenses	–	–	2	5	–
Non-interested Trustees’ deferred compensation fees	–	1	6	5	2
Accrued expenses and other payables	35	51	194	100	31
Total Liabilities	167	174	926	455	153
Net Assets	$9,652	$36,756	$345,565	$290,429	$104,091

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Assets and Liabilities  (continued)

As of December 31, 2012 (unaudited)
(all numbers in thousands except net asset value per share)	INTECH Global Dividend Fund	INTECH International Fund	INTECH U.S. Core Fund	INTECH U.S. Growth Fund	INTECH U.S. Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$8,858	$37,901	$324,791	$456,191	$94,902
Undistributed net investment income/(loss)*	(15)	(222)	(438)	(340)	138
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	64	(4,625)	(33,792)	(214,931)	(6,497)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	745	3,702	55,004	49,509	15,548
Total Net Assets	$9,652	$36,756	$345,565	$290,429	$104,091
Net Assets - Class A Shares	$1,159	$289	$11,295	$6,211	$6,150
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	104	38	731	415	573
Net Asset Value Per Share(2)	$11.15	$7.55	$15.45	$14.96	$10.73
Maximum Offering Price Per Share(3)	$11.83	$8.01	$16.39	$15.87	$11.38
Net Assets - Class C Shares	$1,018	$263	$7,190	$2,808	$167
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	92	35	465	194	16
Net Asset Value Per Share(2)	$11.10	$7.50	$15.45	$14.46	$10.75
Net Assets - Class D Shares	$2,952	N/A	$181,614	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	265	N/A	11,757	N/A	N/A
Net Asset Value Per Share	$11.13	N/A	$15.45	N/A	N/A
Net Assets - Class I Shares	$2,049	$35,868	$54,142	$261,791	$97,448
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	183	4,785	3,505	17,652	9,050
Net Asset Value Per Share	$11.17	$7.50	$15.45	$14.83	$10.77
Net Assets - Class S Shares	$960	$269	$4,118	$16,571	$135
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	86	36	266	1,112	13
Net Asset Value Per Share	$11.13	$7.54	$15.46	$14.91	$10.77
Net Assets - Class T Shares	$1,514	$67	$87,206	$3,048	$191
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	136	9	5,645	206	18
Net Asset Value Per Share	$11.15	$7.50	$15.45	$14.80	$10.76

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $2,572 and $25,095 for INTECH Global Dividend Fund and INTECH International Fund, respectively.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

For the six-month period ended December 31, 2012 (unaudited)
(all numbers in thousands)	INTECH Global Dividend Fund	INTECH International Fund	INTECH U.S. Core Fund	INTECH U.S. Growth Fund	INTECH U.S. Value Fund

Investment Income:
Interest	$–	$–	$–	$–	$–
Dividends	165	434	3,939	3,210	1,423
Dividends from affiliates	–	–	2	1	–
Other Income	–	2	–	–	–
Foreign tax withheld	(5)	(10)	(4)	(8)	(3)
Total Investment Income	160	426	3,937	3,203	1,420
Expenses:
Advisory fees	25	102	1,010	739	259
Internal servicing expense - Class A Shares	–	–	1	–	–
Internal servicing expense - Class C Shares	–	–	1	1	–
Internal servicing expense - Class I Shares	–	1	2	9	3
Shareholder reports expense	4	–	39	1	2
Transfer agent fees and expenses	1	–	46	1	–
Registration fees	59	42	82	51	50
Custodian fees	6	7	1	–	–
Professional fees	21	28	23	24	23
Non-interested Trustees’ fees and expenses	–	–	2	1	1
Fund administration fees	1	2	17	15	5
Administrative services fees - Class D Shares	2	N/A	110	N/A	N/A
Administrative services fees - Class S Shares	1	1	6	22	–
Administrative services fees - Class T Shares	2	–	110	2	–
Distribution fees and shareholder servicing fees - Class A Shares	1	1	17	8	7
Distribution fees and shareholder servicing fees - Class C Shares	5	2	34	14	1
Distribution fees and shareholder servicing fees - Class S Shares	1	–	6	22	–
Administrative, networking and omnibus fees - Class A Shares	–	–	4	2	–
Administrative, networking and omnibus fees - Class C Shares	–	–	2	–	–
Administrative, networking and omnibus fees - Class I Shares	–	–	27	22	7
Other expenses	7	11	12	12	9
Total Expenses	136	197	1,552	946	367
Expense and Fee Offset	–	–	–	–	–
Net Expenses	136	197	1,552	946	367
Less: Excess Expense Reimbursement	(100)	(5)	–	–	–
Net Expenses after Expense Reimbursement	36	192	1,552	946	367
Net Investment Income	124	234	2,385	2,257	1,053
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	85	1,131	13,943	16,377	2,482
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	577	3,412	4,265	(4,857)	4,132
Net Gain on Investments	662	4,543	18,208	11,520	6,614
Net Increase in Net Assets Resulting from Operations	$786	$4,777	$20,593	$13,777	$7,667

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the six-month period ended December 31, 2012 (unaudited)	INTECH Global				INTECH U.S.
and the fiscal year or period ended June 30, 2012	Dividend Fund		INTECH International Fund		Core Fund		INTECH U.S. Growth Fund		INTECH U.S. Value Fund
(all numbers in thousands)	2012	2012(1)	2012	2012	2012	2012	2012	2012	2012	2012

Operations:
Net investment income	$124	$155	$234	$635	$2,385	$3,758	$2,257	$2,857	$1,053	$1,686
Net realized gain/(loss) from investment and foreign currency transactions	85	(21)	1,131	(3,188)	13,943	17,076	16,377	18,604	2,482	2,082
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	577	168	3,412	(290)	4,265	(8,376)	(4,857)	(10,496)	4,132	(870)
Net Increase/(Decrease) in Net Assets Resulting from Operations	786	302	4,777	(2,843)	20,593	12,458	13,777	10,965	7,667	2,898
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(21)	(14)	(6)	(4)	(154)	(130)	(61)	(61)	(109)	(75)
Class C Shares	(16)	(15)	(6)	(5)	(41)	–	(11)	–	(2)	–
Class D Shares	(51)	(30)	N/A	N/A	(2,635)	(1,628)	N/A	N/A	N/A	N/A
Class I Shares	(42)	(28)	(945)	(300)	(853)	(566)	(3,721)	(2,545)	(1,947)	(1,531)
Class S Shares	(17)	(14)	(5)	(4)	(45)	(29)	(156)	(72)	(2)	(2)
Class T Shares	(28)	(18)	(2)	–	(1,228)	(646)	(38)	(1)	(1)	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–	–	–	–	–	–	–	–	–
Class C Shares	–	–	–	–	–	–	–	–	–	–
Class D Shares	–	–	N/A	N/A	–	–	N/A	N/A	N/A	N/A
Class I Shares	–	–	–	–	–	–	–	–	–	–
Class S Shares	–	–	–	–	–	–	–	–	–	–
Class T Shares	–	–	–	–	–	–	–	–	–	–
Net Decrease from Dividends and Distributions	(175)	(119)	(964)	(313)	(4,956)	(2,999)	(3,987)	(2,679)	(2,061)	(1,608)

See Notes to Financial Statements.

See footnotes at the end of the Statements.

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Statements of Changes in Net Assets  (continued)

For the six-month period ended December 31, 2012 (unaudited)	INTECH Global				INTECH U.S.
and the fiscal year or period ended June 30, 2012	Dividend Fund		INTECH International Fund		Core Fund		INTECH U.S. Growth Fund		INTECH U.S. Value Fund
(all numbers in thousands)	2012	2012(1)	2012	2012	2012	2012	2012	2012	2012	2012

Capital Share Transactions:
Shares Sold
Class A Shares	137	882	–	–	1,545	3,096	721	1,732	586	1,133
Class C Shares	8	897	–	488	837	1,060	219	412	11	67
Class D Shares	846	2,274	N/A	N/A	9,799	22,664	N/A	N/A	N/A	N/A
Class I Shares	156	1,914	642	21,044	10,490	12,645	6,232	20,446	2,133	9,047
Class S Shares	–	833	–	8	415	1,503	778	8,006	–	–
Class T Shares	355	1,188	3	22	7,549	22,524	3,017	81	138	40
Redemption Fees
Class D Shares	N/A	N/A	N/A	N/A	–	10	N/A	N/A	N/A	N/A
Class I Shares	N/A	N/A	–	24	–	4	–	10	–	–
Class S Shares	N/A	N/A	–	–	–	2	–	2	–	–
Class T Shares	N/A	N/A	–	–	–	8	–	–	–	–
Reinvested Dividends and Distributions
Class A Shares	21	14	6	4	149	116	52	55	107	74
Class C Shares	16	15	6	5	18	–	6	–	1	–
Class D Shares	50	30	N/A	N/A	2,600	1,610	N/A	N/A	N/A	N/A
Class I Shares	42	28	945	300	563	395	3,137	2,069	1,903	1,494
Class S Shares	17	14	5	4	45	29	156	72	2	2
Class T Shares	28	18	2	–	1,212	637	38	1	1	–
Shares Repurchased
Class A Shares	(1)	–	(206)	–	(4,555)	(4,716)	(2,148)	(3,940)	(349)	(832)
Class C Shares	(13)	–	(216)	(451)	(450)	(1,544)	(266)	(1,397)	–	(133)
Class D Shares	(240)	(201)	N/A	N/A	(13,904)	(27,638)	N/A	N/A	N/A	N/A
Class I Shares	(186)	(75)	(5,008)	(3,664)	(9,206)	(19,545)	(20,820)	(88,878)	(5,657)	(11,586)
Class S Shares	–	–	(199)	(7)	(1,220)	(1,908)	(2,239)	(5,580)	(102)	–
Class T Shares	(200)	(9)	(3)	–	(9,229)	(16,423)	(80)	(54)	(9)	(1)
Net Increase/(Decrease) from Capital Share Transactions	1,036	7,822	(4,023)	17,777	(3,342)	(5,471)	(11,197)	(66,963)	(1,235)	(695)
Net Increase/(Decrease) in Net Assets	1,647	8,005	(210)	14,621	12,295	3,988	(1,407)	(58,677)	4,371	595
Net Assets:
Beginning of period	8,005	–	36,966	22,345	333,270	329,282	291,836	350,513	99,720	99,125
End of period	$9,652	$8,005	$36,756	$36,966	$345,565	$333,270	$290,429	$291,836	$104,091	$99,720

Undistributed Net Investment Income/(Loss)*	$(15)	$36	$(222)	$508	$(438)	$2,133	$(340)	$1,390	$138	$1,147

*	See Note 5 in Notes to Financial Statements.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the fiscal	INTECH Global Dividend Fund
period ended June 30, 2012	2012	2012(1)

Net Asset Value, Beginning of Period	$10.40	$10.00
Income from Investment Operations:
Net investment income	0.15	0.22
Net gain/(loss) on investments (both realized and unrealized)	0.81	0.35
Total from Investment Operations	0.96	0.57
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.17)
Distributions (from capital gains)*	–	–
Total Distributions	(0.21)	(0.17)
Net Asset Value, End of Period	$11.15	$10.40
Total Return**	9.30%	5.70%
Net Assets, End of Period (in thousands)	$1,159	$931
Average Net Assets for the Period (in thousands)	$1,059	$881
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.98%	5.56%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	1.02%
Ratio of Net Investment Income to Average Net Assets***	2.79%	4.01%
Portfolio Turnover Rate	27%	24%

Class A Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended
June 30, the eleven-month fiscal period ended June 30, 2010	INTECH International Fund
and each fiscal year or period ended July 31	2012	2012	2011	2010(2)	2009	2008	2007(3)

Net Asset Value, Beginning of Period	$6.79	$8.10	$6.16	$6.56	$8.97	$9.93	$10.00
Income from Investment Operations:
Net investment income	0.56	0.12	0.66	0.13	0.16	0.20	0.08
Net gain/(loss) on investments (both realized and unrealized)	0.35	(1.36)	1.39	(0.47)	(2.31)	(1.01)	(0.15)
Total from Investment Operations	0.91	(1.24)	2.05	(0.34)	(2.15)	(0.81)	(0.07)
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.07)	(0.11)	(0.06)	(0.26)	(0.15)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	(0.15)	(0.07)	(0.11)	(0.06)	(0.26)	(0.15)	–
Net Asset Value, End of Period	$7.55	$6.79	$8.10	$6.16	$6.56	$8.97	$9.93
Total Return**	13.46%	(15.33)%	33.42%	(5.32)%	(23.53)%	(8.35)%	(0.70)%
Net Assets, End of Period (in thousands)	$289	$445	$526	$1,684	$1,836	$2,326	$2,481
Average Net Assets for the Period (in thousands)	$362	$452	$1,910	$1,900	$1,632	$2,507	$2,490
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.29%	1.42%	3.22%	4.61%	6.45%	4.18%	6.11%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.27%	1.26%	1.07%(4)	0.73%(4)	0.64%(4)	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets***	1.02%	1.72%	2.05%	1.87%	2.62%	1.92%	3.20%
Portfolio Turnover Rate	83%	140%	179%	119%^	115%	105%	35%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from May 2, 2007 (inception date) through July 31, 2007.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.25% in 2011, 1.25% in 2010 and 0.93% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

66 | DECEMBER 31, 2012

Class A Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eight-month fiscal	INTECH U.S. Core Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.72	$14.31	$10.72	$10.56	$9.26
Income from Investment Operations:
Net investment income	0.12	0.15	0.10	0.07	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.81	0.39	3.58	0.16	1.25
Total from Investment Operations	0.93	0.54	3.68	0.23	1.30
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.13)	(0.09)	(0.07)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.20)	(0.13)	(0.09)	(0.07)	–
Net Asset Value, End of Period	$15.45	$14.72	$14.31	$10.72	$10.56
Total Return**	6.28%	3.83%	34.44%	2.11%	14.04%
Net Assets, End of Period (in thousands)	$11,295	$13,486	$14,544	$11,026	$13,008
Average Net Assets for the Period (in thousands)	$13,270	$13,834	$13,331	$12,844	$14,686
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.99%	0.99%	0.98%	1.15%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	0.99%	0.98%	1.06%	1.08%
Ratio of Net Investment Income to Average Net Assets***	1.26%	1.03%	0.82%	0.85%	1.20%
Portfolio Turnover Rate	38%	73%	93%	80%^	111%

Class A Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended June 30,
the eleven-month fiscal period ended June 30, 2010 and each	INTECH U.S. Growth Fund
fiscal year ended July 31	2012	2012	2011	2010(3)	2009	2008	2007

Net Asset Value, Beginning of Period	$14.43	$14.07	$10.52	$9.80	$12.88	$14.45	$12.81
Income from Investment Operations:
Net investment income	0.18	0.16	0.23	0.14	0.14	0.09	0.06
Net gain/(loss) on investments (both realized and unrealized)	0.50	0.29	3.44	0.64	(3.11)	(0.94)	1.62
Total from Investment Operations	0.68	0.45	3.67	0.78	(2.97)	(0.85)	1.68
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.09)	(0.12)	(0.06)	(0.11)	(0.08)	(0.04)
Distributions (from capital gains)*	–	–	–	–	–	(0.64)	–
Total Distributions	(0.15)	(0.09)	(0.12)	(0.06)	(0.11)	(0.72)	(0.04)
Net Asset Value, End of Period	$14.96	$14.43	$14.07	$10.52	$9.80	$12.88	$14.45
Total Return**	4.70%	3.26%	35.03%	7.97%	(22.92)%	(6.54)%	13.10%
Net Assets, End of Period (in thousands)	$6,211	$7,328	$9,208	$11,914	$18,215	$34,231	$50,000
Average Net Assets for the Period (in thousands)	$6,505	$8,624	$9,550	$17,116	$20,041	$47,093	$39,807
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.91%	0.92%	0.86%	0.90%	0.82%	0.78%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.91%	0.92%	0.86%	0.90%	0.82%	0.78%	0.81%
Ratio of Net Investment Income to Average Net Assets***	1.20%	0.65%	0.62%	0.71%	1.01%	0.57%	0.54%
Portfolio Turnover Rate	49%	84%	96%	117%^	119%	125%	113%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 67

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended June 30,
the eleven-month fiscal period ended June 30, 2010 and each	INTECH U.S. Value Fund
fiscal year ended July 31	2012	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$10.15	$10.03	$7.85	$7.36	$9.88	$11.68	$10.64
Income from Investment Operations:
Net investment income	0.10	0.15	0.13	0.10	0.15	0.14	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.67	0.11	2.16	0.43	(2.35)	(1.58)	1.05
Total from Investment Operations	0.77	0.26	2.29	0.53	(2.20)	(1.44)	1.21
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.14)	(0.11)	(0.04)	(0.32)	(0.13)	(0.15)
Distributions (from capital gains)*	–	–	–	–	–	(0.23)	(0.02)
Total Distributions	(0.19)	(0.14)	(0.11)	(0.04)	(0.32)	(0.36)	(0.17)
Net Asset Value, End of Period	$10.73	$10.15	$10.03	$7.85	$7.36	$9.88	$11.68
Total Return**	7.61%	2.71%	29.23%	7.21%	(22.01)%	(12.78)%	11.38%
Net Assets, End of Period (in thousands)	$6,150	$5,494	$4,980	$3,694	$3,440	$1,032	$538
Average Net Assets for the Period (in thousands)	$5,836	$5,099	$4,598	$3,815	$1,762	$680	$414
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	0.92%	0.95%	1.05%	1.33%	1.17%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.92%	0.95%	1.01%	0.74%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets***	1.81%	1.54%	1.38%	1.26%	2.28%	2.08%	1.64%
Portfolio Turnover Rate	50%	100%	108%	92%^	100%	78%	71%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

68 | DECEMBER 31, 2012

Class C Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the fiscal	INTECH Global Dividend Fund
period ended June 30, 2012	2012	2012(1)

Net Asset Value, Beginning of Period	$10.37	$10.00
Income from Investment Operations:
Net investment income	0.11	0.19
Net gain/(loss) on investments (both realized and unrealized)	0.80	0.35
Total from Investment Operations	0.91	0.54
Less Distributions:
Dividends (from net investment income)*	(0.18)	(0.17)
Distributions (from capital gains)*	–	–
Total Distributions	(0.18)	(0.17)
Net Asset Value, End of Period	$11.10	$10.37
Total Return**	8.81%	5.36%
Net Assets, End of Period (in thousands)	$1,018	$940
Average Net Assets for the Period (in thousands)	$976	$900
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.73%	6.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.51%	1.70%
Ratio of Net Investment Income to Average Net Assets***	2.02%	3.37%
Portfolio Turnover Rate	27%	24%

Class C Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended
June 30, the eleven-month fiscal period ended June 30, 2010	INTECH International Fund
and each fiscal year or period ended July 31	2012	2012	2011	2010(2)	2009	2008	2007(3)

Net Asset Value, Beginning of Period	$6.78	$8.11	$6.17	$6.57	$8.93	$9.91	$10.00
Income from Investment Operations:
Net investment income	0.58	0.17	0.58	0.13	0.16	0.13	0.06
Net gain/(loss) on investments (both realized and unrealized)	0.31	(1.43)	1.47	(0.47)	(2.30)	(1.01)	(0.15)
Total from Investment Operations	0.89	(1.26)	2.05	(0.34)	(2.14)	(0.88)	(0.09)
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.07)	(0.11)	(0.06)	(0.22)	(0.10)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	(0.17)	(0.07)	(0.11)	(0.06)	(0.22)	(0.10)	–
Net Asset Value, End of Period	$7.50	$6.78	$8.11	$6.17	$6.57	$8.93	$9.91
Total Return**	13.13%	(15.55)%	33.37%	(5.31)%	(23.61)%	(9.03)%	(0.90)%
Net Assets, End of Period (in thousands)	$263	$433	$563	$1,642	$1,737	$2,274	$2,477
Average Net Assets for the Period (in thousands)	$337	$574	$1,877	$1,827	$1,552	$2,485	$2,487
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.18%	1.71%	3.96%	5.33%	7.20%	4.93%	6.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.03%	1.47%	1.21%(4)	0.73%(4)	0.69%(4)	1.65%	1.65%
Ratio of Net Investment Income to Average Net Assets***	0.26%	1.33%	1.92%	1.88%	2.56%	1.17%	2.45%
Portfolio Turnover Rate	83%	140%	179%	119%^	115%	105%	35%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from May 2, 2007 (inception date) through July 31, 2007.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.00% in 2011, 2.00% in 2010 and 1.68% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Mathematical Funds | 69

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eight-month fiscal period ended	INTECH U.S. Core Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.68	$14.26	$10.71	$10.54	$9.26
Income from Investment Operations:
Net investment income/(loss)	0.04	0.03	–	0.03	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.82	0.39	3.56	0.16	1.26
Total from Investment Operations	0.86	0.42	3.56	0.19	1.28
Less Distributions:
Dividends (from net investment income)*	(0.09)	–	(0.01)	(0.02)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.09)	–	(0.01)	(0.02)	–
Net Asset Value, End of Period	$15.45	$14.68	$14.26	$10.71	$10.54
Total Return**	5.85%	2.95%	33.26%	1.82%	13.82%
Net Assets, End of Period (in thousands)	$7,190	$6,450	$6,755	$6,452	$7,938
Average Net Assets for the Period (in thousands)	$6,808	$6,402	$6,690	$7,678	$8,527
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.77%	1.83%	1.80%	1.56%	2.17%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.77%	1.83%	1.80%	1.56%	1.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.51%	0.20%	(0.01)%	0.35%	0.44%
Portfolio Turnover Rate	38%	73%	93%	80%^	111%

Class C Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended
June 30, the eleven-month fiscal period ended June 30, 2010	INTECH U.S. Growth Fund
and each fiscal year ended July 31	2012	2012	2011	2010(3)	2009	2008	2007

Net Asset Value, Beginning of Period	$13.92	$13.58	$10.15	$9.50	$12.45	$14.03	$12.51
Income from Investment Operations:
Net investment income/(loss)	0.03	(0.28)	(0.22)	(0.14)	(0.05)	(0.11)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.57	0.62	3.65	0.81	(2.88)	(0.83)	1.53
Total from Investment Operations	0.60	0.34	3.43	0.67	(2.93)	(0.94)	1.52
Less Distributions and Other:
Dividends (from net investment income)*	(0.06)	–	–	(0.02)	(0.02)	–	–
Distributions (from capital gains)*	–	–	–	–	–	(0.64)	–
Redemption fees	N/A	–	–	–(4)	–	–	–
Total Distributions and Other	(0.06)	–	–	(0.02)	(0.02)	(0.64)	–
Net Asset Value, End of Period	$14.46	$13.92	$13.58	$10.15	$9.50	$12.45	$14.03
Total Return**	4.29%	2.50%	33.79%	7.05%	(23.53)%	(7.31)%	12.15%
Net Assets, End of Period (in thousands)	$2,808	$2,742	$3,717	$3,928	$4,921	$8,767	$15,250
Average Net Assets for the Period (in thousands)	$2,849	$3,089	$4,005	$4,571	$5,469	$12,982	$14,549
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.61%	1.71%	1.71%	2.82%	1.67%	1.60%	1.59%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.61%	1.71%	1.70%	1.93%	1.62%	1.60%	1.59%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.56%	(0.15)%	(0.25)%	(0.32)%	0.21%	(0.25)%	(0.22)%
Portfolio Turnover Rate	49%	84%	96%	117%^	119%	125%	113%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

70 | DECEMBER 31, 2012

Class C Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended June 30,
the eleven-month fiscal period ended June 30, 2010 and each	INTECH U.S. Value Fund
fiscal year ended July 31	2012	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$10.14	$9.94	$7.81	$7.35	$9.78	$11.61	$10.60
Income from Investment Operations:
Net investment income	0.04	0.18	0.14	0.03	0.12	0.23	0.07
Net gain/(loss) on investments (both realized and unrealized)	0.69	0.02	2.05	0.45	(2.34)	(1.75)	1.05
Total from Investment Operations	0.73	0.20	2.19	0.48	(2.22)	(1.52)	1.12
Less Distributions:
Dividends (from net investment income)*	(0.12)	–	(0.06)	(0.02)	(0.21)	(0.08)	(0.09)
Distributions (from capital gains)*	–	–	–	–	–	(0.23)	(0.02)
Total Distributions	(0.12)	–	(0.06)	(0.02)	(0.21)	(0.31)	(0.11)
Net Asset Value, End of Period	$10.75	$10.14	$9.94	$7.81	$7.35	$9.78	$11.61
Total Return**	7.22%	2.01%	28.03%	6.51%	(22.52)%	(13.49)%	10.52%
Net Assets, End of Period (in thousands)	$167	$147	$217	$330	$281	$342	$1,510
Average Net Assets for the Period (in thousands)	$154	$164	$432	$324	$266	$860	$577
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.72%	1.72%	1.74%	1.80%	1.99%	1.96%	2.05%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.72%	1.61%	1.74%	1.76%	1.47%	1.60%	1.60%
Ratio of Net Investment Income to Average Net Assets***	1.03%	0.81%	0.58%	0.51%	1.94%	1.36%	0.80%
Portfolio Turnover Rate	50%	100%	108%	92%^	100%	78%	71%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 71

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the fiscal	INTECH Global Dividend Fund
period ended June 30, 2012	2012	2012(1)

Net Asset Value, Beginning of Period	$10.39	$10.00
Income from Investment Operations:
Net investment income	0.15	0.21
Net gain/(loss) on investments (both realized and unrealized)	0.81	0.35
Total from Investment Operations	0.96	0.56
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.17)
Distributions (from capital gains)*	–	–
Total Distributions	(0.22)	(0.17)
Net Asset Value, End of Period	$11.13	$10.39
Total Return**	9.27%	5.60%
Net Assets, End of Period (in thousands)	$2,952	$2,124
Average Net Assets for the Period (in thousands)	$2,526	$1,727
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.97%	5.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	1.32%
Ratio of Net Investment Income to Average Net Assets***	2.85%	4.09%
Portfolio Turnover Rate	27%	24%

Class D Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30 and the fiscal period ended June 30,	INTECH U.S. Core Fund
2010	2012	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$14.74	$14.32	$10.74	$10.95
Income from Investment Operations:
Net investment income	0.11	0.17	0.13	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.83	0.39	3.59	(0.26)
Total from Investment Operations	0.94	0.56	3.72	(0.21)
Less Distributions and Other:
Dividends (from net investment income)*	(0.23)	(0.14)	(0.14)	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)
Total Distributions and Other	(0.23)	(0.14)	(0.14)	–
Net Asset Value, End of Period	$15.45	$14.74	$14.32	$10.74
Total Return**	6.34%	3.96%	34.74%	(1.92)%
Net Assets, End of Period (in thousands)	$181,614	$174,853	$173,097	$135,712
Average Net Assets for the Period (in thousands)	$180,653	$168,338	$156,479	$150,392
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.87%	0.84%	0.82%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.87%	0.84%	0.82%	0.60%
Ratio of Net Investment Income to Average Net Assets***	1.41%	1.20%	0.96%	1.22%
Portfolio Turnover Rate	38%	73%	93%	80%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from February 16, 2010 (inception date) through June 30, 2010.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

72 | DECEMBER 31, 2012

Class I Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the fiscal	INTECH Global Dividend Fund
period ended June 30, 2012	2012	2012(1)

Net Asset Value, Beginning of Period	$10.42	$10.00
Income from Investment Operations:
Net investment income	0.16	0.23
Net gain/(loss) on investments (both realized and unrealized)	0.81	0.36
Total from Investment Operations	0.97	0.59
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.17)
Distributions (from capital gains)*	–	–
Total Distributions	(0.22)	(0.17)
Net Asset Value, End of Period	$11.17	$10.42
Total Return**	9.39%	5.90%
Net Assets, End of Period (in thousands)	$2,049	$1,897
Average Net Assets for the Period (in thousands)	$2,048	$1,542
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.69%	5.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.51%	0.75%
Ratio of Net Investment Income to Average Net Assets***	3.03%	4.64%
Portfolio Turnover Rate	27%	24%

Class I Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended
June 30, the eleven-month fiscal period ended June 30, 2010	INTECH International Fund
and each fiscal year or period ended July 31	2012	2012	2011	2010(2)	2009	2008	2007(3)

Net Asset Value, Beginning of Period	$6.77	$8.06	$6.14	$6.55	$8.98	$9.93	$10.00
Income from Investment Operations:
Net investment income	0.06	0.12	0.03	0.13	0.15	0.22	0.09
Net gain/(loss) on investments (both realized and unrealized)	0.87	(1.35)	2.00	(0.48)	(2.30)	(1.01)	(0.16)
Total from Investment Operations	0.93	(1.23)	2.03	(0.35)	(2.15)	(0.79)	(0.07)
Less Distributions and Other:
Dividends (from net investment income)*	(0.20)	(0.06)	(0.11)	(0.06)	(0.28)	(0.16)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Redemption fees	N/A	–(4)	–	–(4)	–	–	–
Total Distributions and Other	(0.20)	(0.06)	(0.11)	(0.06)	(0.28)	(0.16)	–
Net Asset Value, End of Period	$7.50	$6.77	$8.06	$6.14	$6.55	$8.98	$9.93
Total Return**	13.74%	(15.18)%	33.20%	(5.48)%	(23.56)%	(8.09)%	(0.70)%
Net Assets, End of Period (in thousands)	$35,868	$35,608	$20,713	$1,180	$2,327	$2,571	$2,484
Average Net Assets for the Period (in thousands)	$35,602	$29,910	$1,393	$2,223	$1,935	$2,694	$2,491
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.04%	1.13%	3.08%	4.68%	6.34%	3.92%	5.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	1.00%	0.86%	1.00%	0.68%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets***	1.28%	2.05%	2.28%	1.38%	2.65%	2.18%	3.45%
Portfolio Turnover Rate	83%	140%	179%	119%^	115%	105%	35%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from May 2, 2007 (inception date) through July 31, 2007.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Mathematical Funds | 73

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eight-month fiscal	INTECH U.S. Core Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.75	$14.33	$10.75	$10.57	$9.26
Income from Investment Operations:
Net investment income	0.11	0.20	0.16	0.11	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.84	0.37	3.57	0.16	1.26
Total from Investment Operations	0.95	0.57	3.73	0.27	1.31
Less Distributions and Other:
Dividends (from net investment income)*	(0.25)	(0.15)	(0.15)	(0.09)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	–(3)	–(3)	–(3)	–
Total Distributions and Other	(0.25)	(0.15)	(0.15)	(0.09)	–
Net Asset Value, End of Period	$15.45	$14.75	$14.33	$10.75	$10.57
Total Return**	6.39%	4.06%	34.84%	2.51%	14.15%
Net Assets, End of Period (in thousands)	$54,142	$50,196	$55,567	$50,382	$45,795
Average Net Assets for the Period (in thousands)	$50,973	$52,297	$53,512	$51,959	$49,319
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.78%	0.72%	0.72%	0.53%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.78%	0.72%	0.72%	0.53%	0.78%
Ratio of Net Investment Income to Average Net Assets***	1.49%	1.31%	1.07%	1.37%	1.49%
Portfolio Turnover Rate	38%	73%	93%	80%^	111%

Class I Shares

For a share outstanding during the six-month period
ended December 31, 2012 (unaudited), each fiscal
year ended June 30, the eleven-month fiscal period
ended June 30, 2010 and each fiscal year ended	INTECH U.S. Growth Fund
July 31	2012	2012	2011	2010(4)	2009	2008	2007

Net Asset Value, Beginning of Period	$14.35	$13.97	$10.45	$9.72	$12.84	$14.40	$12.76
Income from Investment Operations:
Net investment income	0.12	0.13	0.13	0.12	0.12	0.11	0.08
Net gain/(loss) on investments (both realized and unrealized)	0.57	0.37	3.55	0.69	(3.07)	(0.93)	1.63
Total from Investment Operations	0.69	0.50	3.68	0.81	(2.95)	(0.82)	1.71
Less Distributions and Other:
Dividends (from net investment income)*	(0.21)	(0.12)	(0.16)	(0.08)	(0.17)	(0.10)	(0.07)
Distributions (from capital gains)*	–	–	–	–	–	(0.64)	–
Redemption fees	N/A	–(3)	–(3)	–(3)	–(3)	–	–(3)
Total Distributions and Other	(0.21)	(0.12)	(0.16)	(0.08)	(0.17)	(0.74)	(0.07)
Net Asset Value, End of Period	$14.83	$14.35	$13.97	$10.45	$9.72	$12.84	$14.40
Total Return**	4.82%	3.64%	35.31%	8.29%	(22.76)%	(6.33)%	13.39%
Net Assets, End of Period (in thousands)	$261,791	$264,411	$323,567	$379,401	$807,347	$1,224,054	$1,223,851
Average Net Assets for the Period (in thousands)	$265,151	$287,232	$329,686	$768,204	$857,115	$1,288,020	$981,873
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.59%	0.62%	0.63%	0.62%	0.55%	0.53%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.59%	0.62%	0.63%	0.61%	0.55%	0.53%	0.56%
Ratio of Net Investment Income to Average Net Assets***	1.57%	0.95%	0.84%	1.00%	1.30%	0.79%	0.77%
Portfolio Turnover Rate	49%	84%	96%	117%^	119%	125%	113%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

74 | DECEMBER 31, 2012

Class I Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended
June 30, the eleven-month fiscal period ended June 30, 2010	INTECH U.S. Value Fund
and each fiscal year ended July 31	2012	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$10.19	$10.07	$7.89	$7.37	$9.91	$11.70	$10.66
Income from Investment Operations:
Net investment income	0.12	0.17	0.15	0.11	0.18	0.22	0.20
Net gain/(loss) on investments (both realized and unrealized)	0.68	0.12	2.16	0.45	(2.38)	(1.64)	1.04
Total from Investment Operations	0.80	0.29	2.31	0.56	(2.20)	(1.42)	1.24
Less Distributions and Other:
Dividends (from net investment income)*	(0.22)	(0.17)	(0.13)	(0.04)	(0.34)	(0.14)	(0.18)
Distributions (from capital gains)*	–	–	–	–	–	(0.23)	(0.02)
Redemption fees	N/A	–(2)	–	–(2)	–(2)	–(2)	–
Total Distributions and Other	(0.22)	(0.17)	(0.13)	(0.04)	(0.34)	(0.37)	(0.20)
Net Asset Value, End of Period	$10.77	$10.19	$10.07	$7.89	$7.37	$9.91	$11.70
Total Return**	7.81%	2.96%	29.38%	7.62%	(21.96)%	(12.54)%	11.58%
Net Assets, End of Period (in thousands)	$97,448	$93,800	$93,695	$66,137	$59,647	$63,472	$47,593
Average Net Assets for the Period (in thousands)	$96,481	$89,976	$84,034	$69,502	$53,614	$57,513	$31,496
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.67%	0.68%	0.77%	0.96%	0.90%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	0.67%	0.68%	0.75%	0.61%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets***	2.05%	1.78%	1.64%	1.53%	2.79%	2.34%	1.87%
Portfolio Turnover Rate	50%	100%	108%	92%^	100%	78%	71%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Mathematical Funds | 75

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the fiscal	INTECH Global Dividend Fund
period ended June 30, 2012	2012	2012(1)

Net Asset Value, Beginning of Period	$10.39	$10.00
Income from Investment Operations:
Net investment income	0.14	0.21
Net gain/(loss) on investments (both realized and unrealized)	0.80	0.35
Total from Investment Operations	0.94	0.56
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.17)
Distributions (from capital gains)*	–	–
Total Distributions	(0.20)	(0.17)
Net Asset Value, End of Period	$11.13	$10.39
Total Return**	9.10%	5.60%
Net Assets, End of Period (in thousands)	$960	$880
Average Net Assets for the Period (in thousands)	$923	$872
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.18%	5.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	1.26%
Ratio of Net Investment Income to Average Net Assets***	2.53%	3.77%
Portfolio Turnover Rate	27%	24%

Class S Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended
June 30, the eleven-month fiscal period ended June 30, 2010	INTECH International Fund
and each fiscal year or period ended July 31	2012	2012	2011	2010(2)	2009	2008	2007(3)

Net Asset Value, Beginning of Period	$6.79	$8.12	$6.16	$6.56	$8.95	$9.92	$10.00
Income from Investment Operations:
Net investment income	0.59	0.10	0.70	0.13	0.16	0.18	0.07
Net gain/(loss) on investments (both realized and unrealized)	0.31	(1.36)	1.37	(0.47)	(2.30)	(1.02)	(0.15)
Total from Investment Operations	0.90	(1.26)	2.07	(0.34)	(2.14)	(0.84)	(0.08)
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.07)	(0.11)	(0.06)	(0.25)	(0.13)	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Total Distributions	(0.15)	(0.07)	(0.11)	(0.06)	(0.25)	(0.13)	–
Net Asset Value, End of Period	$7.54	$6.79	$8.12	$6.16	$6.56	$8.95	$9.92
Total Return**	13.22%	(15.54)%	33.75%	(5.32)%	(23.54)%	(8.61)%	(0.80)%
Net Assets, End of Period (in thousands)	$269	$421	$498	$1,642	$1,733	$2,268	$2,480
Average Net Assets for the Period (in thousands)	$339	$432	$1,870	$1,831	$1,551	$2,477	$2,489
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.52%	1.66%	3.46%	4.83%	6.66%	4.43%	6.36%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.52%	1.44%	1.07%(4)	0.72%(4)	0.65%(4)	1.15%	1.15%
Ratio of Net Investment Income to Average Net Assets***	0.78%	1.52%	2.05%	1.89%	2.60%	1.67%	2.95%
Portfolio Turnover Rate	83%	140%	179%	119%^	115%	105%	35%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from May 2, 2007 (inception date) through July 31, 2007.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.50% in 2011, 1.50% in 2010 and 1.18% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

76 | DECEMBER 31, 2012

Class S Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eight-month fiscal period ended	INTECH U.S. Core Fund
June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.73	$14.29	$10.73	$10.55	$9.26
Income from Investment Operations:
Net investment income/(loss)	0.11	0.12	0.08	0.07	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.79	0.40	3.57	0.17	1.25
Total from Investment Operations	0.90	0.52	3.65	0.24	1.29
Less Distributions and Other:
Dividends (from net investment income)*	(0.17)	(0.09)	(0.09)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	0.01	–(3)	–(3)	–(3)
Total Distributions and Other	(0.17)	(0.08)	(0.09)	(0.06)	–
Net Asset Value, End of Period	$15.46	$14.73	$14.29	$10.73	$10.55
Total Return**	6.10%	3.75%	34.11%	2.26%	13.93%
Net Assets, End of Period (in thousands)	$4,118	$4,645	$4,836	$3,888	$4,558
Average Net Assets for the Period (in thousands)	$4,549	$4,525	$4,423	$4,677	$5,179
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.17%	1.16%	1.18%	1.03%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.17%	1.16%	1.18%	1.02%	1.25%
Ratio of Net Investment Income to Average Net Assets***	1.09%	0.88%	0.61%	0.89%	1.02%
Portfolio Turnover Rate	38%	73%	93%	80%^	111%

Class S Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended
June 30, the eleven-month fiscal period ended June 30,	INTECH U.S. Growth Fund
2010 and each fiscal year ended July 31	2012	2012	2011	2010(4)	2009	2008	2007

Net Asset Value, Beginning of Period	$14.39	$14.02	$10.48	$9.77	$12.81	$14.36	$12.75
Income from Investment Operations:
Net investment income/(loss)	0.14	(0.06)	0.33	0.20	0.33	0.11	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.52	0.49	3.31	0.56	(3.30)	(0.98)	1.58
Total from Investment Operations	0.66	0.43	3.64	0.76	(2.97)	(0.87)	1.62
Less Distributions and Other:
Dividends (from net investment income)*	(0.14)	(0.06)	(0.10)	(0.05)	(0.07)	(0.04)	(0.01)
Distributions (from capital gains)*	–	–	–	–	–	(0.64)	–
Redemption fees	N/A	–(3)	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(0.14)	(0.06)	(0.10)	(0.05)	(0.07)	(0.68)	(0.01)
Net Asset Value, End of Period	$14.91	$14.39	$14.02	$10.48	$9.77	$12.81	$14.36
Total Return**	4.59%	3.14%	34.77%	7.73%	(23.09)%	(6.68)%	12.72%
Net Assets, End of Period (in thousands)	$16,571	$17,270	$13,963	$15,629	$20,051	$70,963	$154,057
Average Net Assets for the Period (in thousands)	$17,129	$15,590	$14,606	$18,507	$40,058	$117,236	$151,536
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.07%	1.07%	1.07%	1.12%	1.04%	1.02%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.07%	1.07%	1.07%	1.12%	1.04%	1.02%	1.05%
Ratio of Net Investment Income to Average Net Assets***	1.09%	0.52%	0.40%	0.49%	0.77%	0.36%	0.31%
Portfolio Turnover Rate	49%	84%	96%	117%^	119%	125%	113%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 77

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended June 30,
the eleven-month fiscal period ended June 30, 2010 and each	INTECH U.S. Value Fund
fiscal year ended July 31	2012	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$10.15	$10.02	$7.85	$7.37	$9.86	$11.66	$10.63
Income from Investment Operations:
Net investment income	0.27	0.13	0.15	0.08	0.17	0.20	0.17
Net gain/(loss) on investments (both realized and unrealized)	0.50	0.11	2.11	0.44	(2.38)	(1.67)	1.00
Total from Investment Operations	0.77	0.24	2.26	0.52	(2.21)	(1.47)	1.17
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.11)	(0.09)	(0.04)	(0.28)	(0.10)	(0.12)
Distributions (from capital gains)*	–	–	–	–	–	(0.23)	(0.02)
Total Distributions	(0.15)	(0.11)	(0.09)	(0.04)	(0.28)	(0.33)	(0.14)
Net Asset Value, End of Period	$10.77	$10.15	$10.02	$7.85	$7.37	$9.86	$11.66
Total Return**	7.54%	2.48%	28.81%	7.00%	(22.15)%	(12.98)%	11.00%
Net Assets, End of Period (in thousands)	$135	$221	$216	$214	$200	$257	$295
Average Net Assets for the Period (in thousands)	$177	$208	$254	$225	$192	$284	$294
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.17%	1.15%	1.17%	1.27%	1.44%	1.41%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.17%	1.09%	1.17%	1.26%	0.97%	1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets***	1.44%	1.36%	1.16%	1.02%	2.43%	1.84%	1.43%
Portfolio Turnover Rate	50%	100%	108%	92%^	100%	78%	71%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

78 | DECEMBER 31, 2012

Class T Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the fiscal	INTECH Global Dividend Fund
period ended June 30, 2012	2012	2012(1)

Net Asset Value, Beginning of Period	$10.40	$10.00
Income from Investment Operations:
Net investment income	0.15	0.22
Net gain/(loss) on investments (both realized and unrealized)	0.81	0.35
Total from Investment Operations	0.96	0.57
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.17)
Distributions (from capital gains)*	–	–
Total Distributions	(0.21)	(0.17)
Net Asset Value, End of Period	$11.15	$10.40
Total Return**	9.30%	5.70%
Net Assets, End of Period (in thousands)	$1,514	$1,233
Average Net Assets for the Period (in thousands)	$1,420	$1,093
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.93%	5.53%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.78%	4.09%
Portfolio Turnover Rate	27%	24%

Class T Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eleven-month fiscal	INTECH International Fund
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$6.77	$8.09	$6.16	$6.55	$5.93
Income from Investment Operations:
Net investment income	0.04	0.06	0.17	0.12	–
Net gain/(loss) on investments (both realized and unrealized)	0.88	(1.31)	1.87	(0.45)	0.62
Total from Investment Operations	0.92	(1.25)	2.04	(0.33)	0.62
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.07)	(0.11)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.19)	(0.07)	(0.11)	(0.06)	–
Net Asset Value, End of Period	$7.50	$6.77	$8.09	$6.16	$6.55
Total Return**	13.57%	(15.47)%	33.26%	(5.17)%	10.46%
Net Assets, End of Period (in thousands)	$67	$59	$45	$10	$1
Average Net Assets for the Period (in thousands)	$63	$40	$29	$8	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.37%	1.41%	2.41%	4.81%	13.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.35%	1.25%	0.54%(4)	0.31%(4)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.95%	1.80%	3.12%	2.47%	(0.35)%
Portfolio Turnover Rate	83%	140%	179%	119%^	115%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.25% in 2011 and 1.25% in 2010 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Mathematical Funds | 79

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended
June 30, the eight-month fiscal period ended June 30, 2010	INTECH U.S. Core Fund
and each fiscal year ended October 31	2012	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$14.74	$14.31	$10.74	$10.56	$10.21	$17.38	$16.46
Income from Investment Operations:
Net investment income	0.11	0.15	0.12	0.12	0.18	0.24	0.20
Net gain/(loss) on investments (both realized and unrealized)	0.82	0.40	3.58	0.14	0.46	(5.75)	1.71
Total from Investment Operations	0.93	0.55	3.70	0.26	0.64	(5.51)	1.91
Less Distributions and Other:
Dividends (from net investment income)*	(0.22)	(0.12)	(0.13)	(0.08)	(0.29)	(0.24)	(0.12)
Distributions (from capital gains)*	–	–	–	–	–	(1.42)	(0.87)
Redemption fees	N/A	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(0.22)	(0.12)	(0.13)	(0.08)	(0.29)	(1.66)	(0.99)
Net Asset Value, End of Period	$15.45	$14.74	$14.31	$10.74	$10.56	$10.21	$17.38
Total Return**	6.30%	3.93%	34.53%	2.39%	6.70%	(34.82)%	12.11%
Net Assets, End of Period (in thousands)	$87,206	$83,640	$74,483	$58,922	$222,932	$246,935	$512,837
Average Net Assets for the Period (in thousands)	$86,735	$75,220	$66,619	$140,726	$215,954	$386,247	$543,933
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.92%	0.91%	0.92%	0.79%	0.91%	0.75%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.91%	0.92%	0.79%	0.91%	0.75%	0.77%
Ratio of Net Investment Income to Average Net Assets***	1.36%	1.14%	0.87%	1.16%	1.78%	1.55%	1.08%
Portfolio Turnover Rate	38%	73%	93%	80%^	111%	74%	109%

Class T Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eleven-month fiscal period	INTECH U.S. Growth Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$14.33	$13.96	$10.48	$9.76	$8.98
Income from Investment Operations:
Net investment income	0.14	0.12	0.11	0.06	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.54	0.33	3.54	0.73	0.77
Total from Investment Operations	0.68	0.45	3.65	0.79	0.78
Less Distributions and Other:
Dividends (from net investment income)*	(0.21)	(0.10)	(0.17)	(0.07)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	0.02	–	–	–
Total Distributions and Other	(0.21)	(0.08)	(0.17)	(0.07)	–
Net Asset Value, End of Period	$14.80	$14.33	$13.96	$10.48	$9.76
Total Return**	4.73%	3.45%	34.99%	8.11%	8.69%
Net Assets, End of Period (in thousands)	$3,048	$85	$58	$14	$1
Average Net Assets for the Period (in thousands)	$1,511	$74	$33	$10	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.87%	0.83%	0.76%	0.85%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.87%	0.81%	0.76%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets***	1.78%	0.79%	0.63%	0.67%	0.72%
Portfolio Turnover Rate	49%	84%	96%	117%^	119%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

80 | DECEMBER 31, 2012

Class T Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eleven-month fiscal period	INTECH U.S. Value Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.18	$10.05	$7.87	$7.37	$6.63
Income from Investment Operations:
Net investment income	0.13	0.13	0.15	0.05	0.01
Net gain on investments (both realized and unrealized)	0.65	0.13	2.15	0.49	0.73
Total from Investment Operations	0.78	0.26	2.30	0.54	0.74
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.13)	(0.12)	(0.04)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.20)	(0.13)	(0.12)	(0.04)	–
Net Asset Value, End of Period	$10.76	$10.18	$10.05	$7.87	$7.37
Total Return**	7.64%	2.73%	29.29%	7.31%	11.16%
Net Assets, End of Period (in thousands)	$191	$58	$17	$33	$1
Average Net Assets for the Period (in thousands)	$75	$36	$35	$20	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.89%	0.95%	0.99%	1.47%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	0.89%	0.95%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets***	2.00%	1.54%	1.39%	1.20%	2.08%
Portfolio Turnover Rate	50%	100%	108%	92%^	100%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Mathematical Funds | 81

Notes to Schedules of Investments and Other Information (unaudited)

Lipper Global Funds	Funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have a below-average price-to earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World High Dividend Yield Index	An index designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The index includes large and mid cap stocks from developed markets across the Americas, Asia-Pacific and Europe.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

FDR	Fixed Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.

82 | DECEMBER 31, 2012

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
INTECH Global Dividend Fund
Common Stock
Aerospace and Defense	$193,586	$12,761	$–
Aerospace and Defense – Equipment	–	12,476	–
Airlines	–	9,283	–
Airport Development – Maintenance	–	21,119	–
Appliances	–	81,270	–
Athletic Footwear	–	27,008	–
Automotive – Cars and Light Trucks	–	32,291	–
Automotive – Medium and Heavy Duty Trucks	–	13,795	–
Beverages – Non-Alcoholic	–	23,979	–
Building – Heavy Construction	–	126,542	–
Building and Construction – Miscellaneous	–	126,385	–
Building and Construction Products – Miscellaneous	–	23,420	–
Building Products – Cement and Aggregate	–	37,233	–
Building Products – Doors and Windows	–	7,267	–
Casino Hotels	–	11,581	–
Casino Services	–	19,788	–
Cellular Telecommunications	13,624	21,268	–
Chemicals – Diversified	4,497	75,348	–
Chemicals – Specialty	–	20,667	–
Commercial Banks	103,430	799,406	–
Consumer Products – Miscellaneous	100,195	24,343	–
Containers – Paper and Plastic	–	17,922	–
Distribution/Wholesale	12,716	14,372	–
Diversified Financial Services	–	9,166	–
Diversified Minerals	–	41,958	–
Diversified Operations	35,338	211,689	–
Diversified Operations – Commercial Services	–	33,448	–
Electric – Generation	–	14,226	–
Electric – Integrated	674,469	255,292	–
Electric – Transmission	–	23,989	–
Electronic Components – Miscellaneous	–	53,716	–
Electronic Components – Semiconductors	75,046	55,580	–
Engineering – Research and Development Services	–	65,782	–
Enterprise Software/Services	13,188	20,704	–
Finance – Investment Bankers/Brokers	–	6,844	–
Finance – Other Services	9,462	54,318	–
Food – Miscellaneous/Diversified	83,916	43,797	–
Food – Retail	23,517	153,126	–
Food – Wholesale/Distribution	22,162	18,268	–
Gas – Distribution	54,860	148,457	–
Gas – Transportation	–	32,384	–
Human Resources	–	31,233	–
Import/Export	–	96,299	–
Investment Companies	–	10,654	–
Life and Health Insurance	125,342	277,418	–
Lottery Services	–	42,470	–
Machinery – Construction and Mining	–	15,169	–
Machinery – General Industrial	–	26,794	–
Medical – Drugs	423,994	659,538	–
Metal – Diversified	–	49,330	–
Mining Services	–	6,415	–
MRI and Medical Diagnostic Imaging Center	–	10,666	–
Multi-Line Insurance	54,824	213,301	–
Multimedia	–	83,475	–
Oil – Field Services	–	24,250	–
Oil and Gas Drilling	–	127,712	–
Oil Companies – Integrated	87,114	107,711	–
Oil Refining and Marketing	–	5,633	–
Paper and Related Products	6,374	10,362	–

Janus Mathematical Funds | 83

Notes to Schedules of Investments and Other Information (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Property and Casualty Insurance	–	72,156	–
Public Thoroughfares	–	27,996	–
Publishing – Newspapers	–	13,238	–
Publishing – Periodicals	–	62,279	–
Real Estate Management/Services	–	27,813	–
Real Estate Operating/Development	6,822	106,051	–
Reinsurance	–	199,739	–
Retail – Apparel and Shoe	–	12,446	–
Retail – Convenience Stores	–	33,993	–
Retail – Major Department Stores	–	19,119	–
Retail – Miscellaneous/Diversified	–	42,475	–
Rubber – Tires	–	23,138	–
Satellite Telecommunications	–	111,254	–
Shipbuilding	–	33,284	–
Silver Mining	–	71,758	–
Soap and Cleaning Preparations	–	49,042	–
Telecommunication Services	126,442	169,372	–
Telephone – Integrated	259,812	275,027	–
Tobacco	312,150	25,809	–
Transportation – Services	–	80,859	–
Travel Services	–	22,791	–
Water	–	65,785	–
Wireless Equipment	–	22,963	–
All Other	494,391	–	–

Preferred Stock	–	52,555	–

Right	474	–	–

Money Market	–	197,000	–

Total Investments in Securities	$3,317,745	$6,418,640	$–

Investments in Securities:
INTECH International Fund
Common Stock	$–	$36,540,004	$–

Preferred Stock	–	135,443	–

Money Market	–	168,073	–

Total Investments in Securities	$–	$36,843,520	$–

Investments in Securities:
INTECH U.S. Core Fund
Common Stock	$344,265,698	$–	$–

Money Market	–	796,000	–

Total Investments in Securities	$344,265,698	$796,000	$–

Investments in Securities:
INTECH U.S. Growth Fund
Common Stock	$289,796,538	$–	$–

Money Market	–	462,489	–

Total Investments in Securities	$289,796,538	$462,489	$–

Investments in Securities:
INTECH U.S. Value Fund
Common Stock	$103,617,122	$–	$–

Money Market	–	403,000	–

Total Investments in Securities	$103,617,122	$403,000	$–

(a)	Includes fair value factors.

84 | DECEMBER 31, 2012

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund and INTECH U.S. Value Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal period ended December 31, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event

Janus Mathematical Funds | 85

Notes to Financial Statements (unaudited) (continued)

that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for INTECH Global Dividend Fund are normally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

86 | DECEMBER 31, 2012

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal period ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Janus Mathematical Funds | 87

Notes to Financial Statements (unaudited) (continued)

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives. The Funds may invest, to a limited extent, in certain types of derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, and other equity-linked derivatives.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually

88 | DECEMBER 31, 2012

negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

There were no derivatives held by the Funds during the fiscal period ended December 31, 2012.

3.	Other investments and strategies

Additional Investment Risk
It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Janus Mathematical Funds | 89

Notes to Financial Statements (unaudited) (continued)

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its investment policies and to the extent that they may be included in a Fund’s benchmark index, a Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds’ investments. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing
The Funds may invest in equity securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee Rate (%)
Fund	Assets of the Fund	(annual rate)

INTECH Global Dividend Fund	All Asset Levels	0.55
INTECH International Fund	All Asset Levels	0.55
INTECH U.S. Core Fund	N/A	0.50
INTECH U.S. Growth Fund	All Asset Levels	0.50
INTECH U.S. Value Fund	All Asset Levels	0.50

For INTECH U.S. Core Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how

90 | DECEMBER 31, 2012

well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

INTECH U.S. Core Fund	S&P 500® Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by INTECH U.S. Core Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The Performance Adjustment is based on a rolling 36-month performance measurement period. Any applicable Performance Adjustments began January 2007 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of INTECH U.S. Core Fund relative to the record of the Fund’s benchmark index and future changes to the size of INTECH U.S. Core Fund.

INTECH U.S. Core Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the fiscal period ended December 31, 2012, INTECH U.S. Core Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

INTECH U.S. Core Fund	$145,896

INTECH Investment Management LLC (“INTECH”) serves as subadviser to each Fund. Janus Capital owns approximately 96% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable performance fee adjustment for INTECH U.S. Core Fund, and after any fee waivers and expense reimbursements for INTECH Global Dividend Fund, INTECH International

Janus Mathematical Funds | 91

Notes to Financial Statements (unaudited) (continued)

Fund and INTECH U.S. Value Fund). The subadvisory fee paid by Janus Capital to INTECH on behalf of INTECH U.S. Core Fund adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Funds until at least November 1, 2013 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

INTECH Global Dividend Fund	0.50
INTECH International Fund	1.00
INTECH U.S. Core Fund	0.89
INTECH U.S. Growth Fund	0.90
INTECH U.S. Value Fund	0.75

92 | DECEMBER 31, 2012

For a period of three years subsequent to INTECH Global Dividend Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires December 15, 2014. For the fiscal period ended December 31, 2012, total reimbursement by Janus Capital was $100,331 for the Fund. As of December 31, 2012, the aggregate amount of recoupment that may potentially be made to Janus Capital is $154,820.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal period ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $96,728 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal period ended December 31, 2012.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $249,192 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal period ended December 31, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal period ended December 31, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH Global Dividend Fund	$390
INTECH U.S. Core Fund	1,998
INTECH U.S. Growth Fund	131

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the fiscal period ended December 31, 2012.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the fiscal period ended December 31, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

INTECH Global Dividend Fund	$118
INTECH U.S. Core Fund	3
INTECH U.S. Growth Fund	43

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the fiscal period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Mathematical Funds | 93

Notes to Financial Statements (unaudited) (continued)

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the fiscal period ended December 31, 2012, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/12

Janus Cash Liquidity Fund LLC
INTECH Global Dividend Fund	$1,504,086	$(1,367,086)	$97	$197,000
INTECH International Fund	6,055,187	(6,121,183)	219	168,073
INTECH U.S. Core Fund	17,920,111	(18,883,111)	1,557	796,000
INTECH U.S. Growth Fund	15,228,797	(15,961,308)	1,156	462,489
INTECH U.S. Value Fund	3,895,334	(4,160,334)	425	403,000

	$44,603,515	$(46,493,022)	$3,454	$2,026,562

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal period ended December 31, 2012, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 6/30/12	Purchases	Purchases	Redemptions	Redemptions	at 12/31/12

INTECH Global Dividend Fund - Class A Shares	$833,333	$–	–	$–	–	$833,333
INTECH Global Dividend Fund - Class C Shares	833,333	–	–	–	–	833,333
INTECH Global Dividend Fund - Class D Shares	833,334	–	–	–	–	833,334
INTECH Global Dividend Fund - Class I Shares	833,333	–	–	–	–	833,333
INTECH Global Dividend Fund - Class S Shares	833,333	–	–	–	–	833,333
INTECH Global Dividend Fund - Class T Shares	833,334	–	–	–	–	833,334
INTECH International Fund - Class A Shares	411,445	–	–	(280,000)	9/20/12	131,445
INTECH International Fund - Class C Shares	411,445	–	–	(271,010)	9/20/12	140,435
INTECH International Fund - Class I Shares	686,890	–	–	(686,890)	9/20/12	–
INTECH International Fund - Class S Shares	411,445	–	–	(270,667)	9/20/12	140,778
INTECH International Fund - Class T Shares	11,000	–	–	–	–	11,000
INTECH U.S. Value Fund - Class S Shares	190,524	–	–	(93,848)	9/20/12	96,676

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

94 | DECEMBER 31, 2012

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

INTECH Global Dividend Fund	$9,004,587	$897,584	$(165,786)	$731,798
INTECH International Fund	33,175,710	4,071,297	(403,487)	3,667,810
INTECH U.S. Core Fund	290,189,357	57,401,683	(2,529,342)	54,872,341
INTECH U.S. Growth Fund	242,144,215	50,670,363	(2,555,551)	48,114,812
INTECH U.S. Value Fund	89,326,162	15,344,426	(650,466)	14,693,960

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the fiscal year ended June 30, 2012

				No Expiration		Accumulated
Fund	June 30, 2016	June 30, 2017	June 30, 2018	Short-Term	Long-Term	Capital Losses

INTECH International Fund	$–	$(477,452)	$(2,035,662)	$(2,488,664)	$–	$(5,001,778)
INTECH U.S. Core Fund(1)	(13,589,088)	(27,586,307)	–	–	–	(41,175,395)
INTECH U.S. Growth Fund	–	(45,539,623)	(181,101,744)	–	–	(226,641,367)
INTECH U.S. Value Fund	–	–	(7,398,674)	–	–	(7,398,674)

(1)	Capital loss carryovers subject to annual limitations.

Janus Mathematical Funds | 95

Notes to Financial Statements (unaudited) (continued)

6.	Capital Share Transactions

	INTECH		INTECH		INTECH		INTECH		INTECH
For the six-month period ended December 31, 2012	Global Dividend		International		U.S. Core		U.S. Growth		U.S. Value
(unaudited) and the fiscal year or period ended June 30, 2012	Fund		Fund		Fund		Fund		Fund
(all numbers in thousands)	2012	2012(1)	2012	2012	2012	2012	2012	2012	2012	2012

Transactions in Fund Shares – Class A Shares:
Shares sold	13	88	–	–	101	223	48	130	55	122
Reinvested dividends and distributions	2	1	–	1	9	8	3	4	10	7
Shares repurchased	–	–	(28)	–	(295)	(331)	(144)	(281)	(33)	(85)
Net Increase/(Decrease) in Fund Shares	15	89	(28)	1	(185)	(100)	(93)	(147)	32	44
Shares Outstanding, Beginning of Period	89	–	66	65	916	1,016	508	655	541	497
Shares Outstanding, End of Period	104	89	38	66	731	916	415	508	573	541
Transactions in Fund Shares – Class C Shares:
Shares sold	1	89	–	60	54	74	15	32	1	7
Reinvested dividends and distributions	1	2	1	1	1	–	–	–	–	–
Shares repurchased	(1)	–	(30)	(66)	(29)	(109)	(18)	(109)	–	(14)
Net Increase/(Decrease) in Fund Shares	1	91	(29)	(5)	26	(35)	(3)	(77)	1	(7)
Shares Outstanding, Beginning of Period	91	–	64	69	439	474	197	274	15	22
Shares Outstanding, End of Period	92	91	35	64	465	439	194	197	16	15
Transactions in Fund Shares – Class D Shares:
Shares sold	78	221	N/A	N/A	635	1,621	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	4	3	N/A	N/A	167	118	N/A	N/A	N/A	N/A
Shares repurchased	(22)	(19)	N/A	N/A	(906)	(1,968)	N/A	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	60	205	N/A	N/A	(104)	(229)	N/A	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	205	–	N/A	N/A	11,861	12,090	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	265	205	N/A	N/A	11,757	11,861	N/A	N/A	N/A	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	14	186	89	3,172	673	871	418	1,531	200	925
Reinvested dividends and distributions	4	3	125	46	36	29	210	160	175	157
Shares repurchased	(17)	(7)	(687)	(531)	(606)	(1,377)	(1,401)	(6,422)	(527)	(1,181)
Net Increase/(Decrease) in Fund Shares	1	182	(473)	2,687	103	(477)	(773)	(4,731)	(152)	(99)
Shares Outstanding, Beginning of Period	182	–	5,258	2,571	3,402	3,879	18,425	23,156	9,202	9,301
Shares Outstanding, End of Period	183	182	4,785	5,258	3,505	3,402	17,652	18,425	9,050	9,202
Transactions in Fund Shares – Class S Shares:
Shares sold	–	83	–	1	27	108	52	608	–	–
Reinvested dividends and distributions	1	2	1	1	3	2	10	6	–	–
Shares repurchased	–	–	(27)	(1)	(79)	(133)	(150)	(410)	(9)	–
Net Increase/(Decrease) in Fund Shares	1	85	(26)	1	(49)	(23)	(88)	204	(9)	–
Shares Outstanding, Beginning of Period	85	–	62	61	315	338	1,200	996	22	22
Shares Outstanding, End of Period	86	85	36	62	266	315	1,112	1,200	13	22
Transactions in Fund Shares – Class T Shares:
Shares sold	33	118	–	3	492	1,604	203	6	13	4
Reinvested dividends and distributions	2	2	–	–	78	46	2	–	–	–
Shares repurchased	(18)	(1)	–	–	(598)	(1,181)	(5)	(4)	(1)	–
Net Increase/(Decrease) in Fund Shares	17	119	–	3	(28)	469	200	2	12	4
Shares Outstanding, Beginning of Period	119	–	9	6	5,673	5,204	6	4	6	2
Shares Outstanding, End of Period	136	119	9	9	5,645	5,673	206	6	18	6

(1)	Period from December 15, 2011 (inception date) through June 30, 2012.

96 | DECEMBER 31, 2012

7.	Purchases and Sales of Investment Securities

For the fiscal period ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH Global Dividend Fund	$3,266,802	$2,354,835	$–	$–
INTECH International Fund	30,158,044	34,689,287	–	–
INTECH U.S. Core Fund	128,288,978	133,188,785	–	–
INTECH U.S. Growth Fund	142,011,359	154,037,482	–	–
INTECH U.S. Value Fund	51,434,527	53,362,852	–	–

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Mathematical Funds | 97

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

98 | DECEMBER 31, 2012

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

Janus Mathematical Funds | 99

Additional Information (unaudited) (continued)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

100 | DECEMBER 31, 2012

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Mathematical Funds | 101

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2012. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

102 | DECEMBER 31, 2012

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Funds for shares held for 90 days or less by a shareholder. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Mathematical Funds | 103

Notes

104 | DECEMBER 31, 2012

Notes

Janus Mathematical Funds | 105

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0213-32454	125-24-93006 02-13

SEMIANNUAL REPORT

December 31, 2012

Janus Value Funds

Perkins Large Cap Value Fund
Perkins Mid Cap Value Fund
Perkins Select Value Fund
Perkins Small Cap Value Fund
Perkins Value Plus Income Fund

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Funds

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS(52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Chief Investment Officer’s Market Perspective (unaudited)

Jeff Kautz
Chief Investment Officer

Strong Returns, Questionable Fundamentals

Although the Perkins portfolios enjoyed solid absolute returns through the six-month period, our risk-disciplined investment style resulted in a performance lag on a relative basis. Looking ahead, the real question seems to be how much more steam does this rally have left? All in all, there simply does not appear to be that much driving stocks higher outside of the Federal Reserve Board’s (the Fed’s) commitment to extremely accommodative monetary policy and investors’ cautious euphoria that perhaps things are not that bad, mixed with a fear of missing out on any further stock gains.

We realize it can be frustrating to experience short-term underperformance, particularly when the market seems to be on such a strong upswing. It remains unclear, however, how long investors will continue to shrug off the major uncertainties facing markets worldwide. The low-quality, low-volume momentum lifting stock prices could just as easily quickly dissipate should one or more of these macroeconomic threats suddenly take a negative turn. Given this environment, we continue to place tremendous faith in our investment process and the team implementing it. After all, it remains essentially the same team and same process that has guided our firm through 30 years of investing, including the 2008 financial crisis, a time that proved devastating for many equity investors.

If anything, the lessons that can be drawn from the years leading up to 2008 serve as a reminder of the importance we place on sticking to the consistent research discipline that has served many of our long-term clients well through the years and avoiding the herd mentality that can transpire in the late stages of a momentum rally. By seeking to minimize capital losses in difficult markets and capture solid absolute returns during strong periods, we strive to maximize the effects of compounding and deliver outperformance across full market cycles relative to our portfolio benchmarks and peers.

No Real Risk Resolution

Our current market caution is not necessarily because we are bearish; in fact, there is certainly good news to get excited about. Stocks appear fairly valued with the S&P 500 Index trading at 18x 2013 year-end earnings estimates and offering an impressive 2.11% dividend yield, compared to the paltry 10-year U.S. Treasury yield of 1.76%. Corporate balance sheets remain on solid footing, and the large number of company share buybacks and dividend increases should be further supportive for recent equity levels and we would expect merger and acquisition activity to pick up.

Yet these positive dynamics continue to remain highly susceptible to the broader negative macroeconomic factors hanging in the background, none of which have meaningful long-term solutions. In Europe, for example, European Union (EU) economic leaders continue to utilize more verbiage versus action when it comes to monetary policy to solve their fiscal problems. On the plus side, a complete euro meltdown seems to have been avoided for now, and markets appear to be responding favorably to the European Central Bank’s Outright Monetary Transactions open-ended sovereign debt buying program.

China appears to have avoided a hard economic landing for the time being, but general global growth estimates have continued to be revised down. U.S. GDP forecasts are also trending lower, with the Fed revising its 2012 estimate to 1.9-2.4% from April’s 2.4-2.9%. Furthermore, there is mounting risk of U.S. recession as the economy navigates the difficult one-two punch of the year-end fiscal cliff’s austerity measures and higher taxes.

Taking in all of these collective risks, there is a lot of uncertainty to digest. That being said, we continue to find solid companies that we are interested in investing in over the long term, but for many we are waiting for the right risk/reward entry point. We look forward to being opportunistic, especially if volatility increases.

Looking Ahead

So what might investors expect in 2013? We still believe that stocks offer the strongest long-term potential, but on a short term basis, volatility may increase as markets continue to muddle through their current difficulties, while remaining immensely vulnerable to external shocks. Our current moderately defensive positioning may prove to be too cautious in the short-term, but we would much rather sacrifice a portion of gains on unexpected upside rather than unduly risk capital in market downturns. In our

Janus Value Funds | 1

(Continued) (unaudited)

experience, it is these defensive characteristics in difficult periods that have been much more important in securing higher returns across full market cycles.

As we enter 2013, we want to thank you for the confidence and trust you have placed in Perkins Investment Management. Our investment team is firmly committed to our value discipline and remains heavily invested in our strategies right alongside you. We continue to be excited about our portfolios’ long-term investment potential and look forward to serving you for many years to come.

Sincerely,

Jeff Kautz
Chief Investment Officer

Past performance is no guarantee of future results.

2 | DECEMBER 31, 2012

Useful Information About Your Fund Report (unaudited)

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds’ managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If a Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Funds’ managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) (“CIO”) in the Market Perspectives and by the Funds’ managers in the Management Commentaries are just that: opinions. They are a reflection of the CIO’s and managers’ best judgment at the time this report was compiled, which was December 31, 2012. As the investing environment changes, so could the managers’ opinions. These views are unique to the CIO and each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Fund Expenses

We believe it’s important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund’s Expense Example, which appears in each Fund’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only); administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive each Fund’s total annual fund operating expenses, excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, to certain limits until at least November 1, 2013. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information

Janus Value Funds | 3

(Continued) (unaudited)

regarding the waivers is available in the Funds’ prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Funds’ prospectuses. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

4 | DECEMBER 31, 2012

Perkins Large Cap Value Fund (unaudited)

Fund Snapshot
The Fund seeks to invest in what we believe are fundamentally and financially strong larger capitalization companies exhibiting favorable risk-reward characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

Performance Overview

During the six months ended December 31, 2012, Perkins Large Cap Value Fund’s Class I Shares returned 6.24%, underperforming its benchmark, the Russell 1000 Value Index, which returned 8.13%.

Given the strong equity markets, our average 11% cash position hurt relative returns and was the main driver of our relative underperformance for the period. Our underweight and stock selection in financials, the second best performing sector in the index, also weighed on relative performance followed by our holdings in telecommunication services. Relative contributors were led by our underweight in utilities and our holdings in the health care sector.

Market Commentary

After a modestly down second quarter, stocks staged a good rally in the third quarter. Corporate earnings were modestly better than expected, but were in a decelerating trend as comparisons became more difficult and revenues were somewhat below estimates. The most important positive factor affecting the markets were statements from Mario Draghi, head of the European Central Bank, that European monetary policy would become much more aggressive in providing liquidity conditioned upon defined deleveraging programs. In addition, later in September the U.S. Federal Reserve (Fed) announced that it would keep Fed funds interest rates at 0-0.25% well into 2015 and that it would embark upon a more open-ended quantitative easing policy by purchasing $40 billion of mortgage-backed securities per month. Interestingly, at the end of the quarter the market was relatively unchanged from the time of the Fed announcement.

The strong third quarter rally was more modestly extended in the fourth quarter for the benchmark. Earnings remained positive, but on a decelerating path as revenues continued to show very slight gains. U.S. gross domestic product (GDP) was up a surprising 3%, and the Fed stated that it would not raise rates until unemployment reaches 6.5% (currently 7.8%) and inflation rises above 2.5%. European markets were firm as the European Central Bank’s promise “to do whatever it takes” and small steps toward political cooperation have had a calming effect. This is despite signs that GDP in Europe is heading to negative territory. China’s political transition appeared orderly and, with signs the economy was stabilizing in the area of 7% growth, its stock market rallied off its three-year bottom.

Detractors from Performance

Within telecommunications and for the Fund overall, Vodafone was our largest individual detractor. Shares of the global wireless concern were weak after the company reduced its revenue and earnings outlook given the sluggish economy in its core European markets. The company, which has sold many non-core assets, repurchased a significant amount of stock and increased dividends. Vodafone’s stake in Verizon Wireless began paying special dividends, which has enabled Vodafone to increase its dividend yield from 5% to nearly 8%. The market has not viewed these payouts as recurring yet, but we think the dividends are sustainable. The stock’s risk/reward remains attractive at current levels, in our view.

Intel also weighed on performance. The semiconductor giant’s shares suffered due to a stalled PC market, which reflects slowing enterprise spending due in part to the upgrade cycle over the past few years. Consumers have also reduced their PC purchases while tablets have gained market share. Nevertheless, Intel’s server business posted solid growth, and the company is focusing on chips for the smart phone and tablet markets. We continue to own the shares as the stock is trading at an attractive earnings multiple, an above average dividend yield with a

Janus Value Funds | 5

Perkins Large Cap Value Fund (unaudited)

net cash balance sheet and strong free cash flow yield, which we believe limit the downside risk at current levels.

Contributors to Performance

JPMorgan Chase benefited from a strong rally in financials during the period. We continue to like the stock as the bank’s strong capital position and robust balance sheet allowed it to take market share from its weaker competitors. While its derivative trading losses were a strong headwind, JPMorgan Chase remains among the best capitalized of the global financial intermediaries, in our view. We continue to find JPMorgan Chase attractive on a book value and earnings basis.

Switzerland-based pharmaceutical maker Novartis was also one of our top contributors in the period. The company had struggled to grow its earnings over the past few years due to patent expirations in its branded pharmaceuticals business, in addition to reimbursement pressure in Europe and manufacturing setbacks in the U.S. However, in the second half of 2012, Novartis reported solid sales and margins in each of its main business lines, good progress in its late-stage research pipeline, and began to direct investors’ attention to mid to late-2013, when management anticipates the company will return to a multi-year period of organic growth. We continue to hold the stock given its defensive characteristics.

Market Outlook

In the U.S., the election removed some political uncertainty, but unfortunately post-election progress toward resolution of our longer term fiscal imbalances has been disappointing. A partial resolution of the fiscal cliff took until the very end of the year to complete and left open the question of sequestration (automatic budget cuts) and the debt ceiling. The result is that the total amount of fiscal drag from tax increases and budget cuts is still unknown, but is likely to be 1-2% of GDP. This combined with dampened business and consumer confidence means that GDP in the fourth quarter and early 2013 is likely to grow below 2%. The hope is that growth in the second half will be better as the fiscal situation is clarified. Intermediate-term positives include: housing in an uptrend, low natural gas prices, enhanced U.S. manufacturing competitiveness, and improving consumer balance sheets. However, if U.S. political gridlock continues, Europe’s economic weakness results in financial turmoil, or China’s economy slows, there is potential risk to the downside. Thus, we model the potential for a mild U.S. recession as part of our downside estimates for U.S. earnings. Our base case estimate is that GDP is likely to grow 2-3%.

The robust stock market performance in the U.S. and Europe during 2012 was surprising to most, especially in the context of earnings not being as strong as originally expected. This is a reflection of stocks’ valuation being moderate especially in the context of low, stable interest rates. However, those valuations could be tested if the economy and earnings disappoint and the international economic and political climate becomes more volatile. This is with a backdrop of continuing long-term financial problems around the world and U.S. monetary policy that has become increasingly aggressive. That policy has had diminishing impact and is in uncharted territory with uncertain long-term implications. The potential positive case for stocks is that considerable equity buying power could be unleashed if confidence grows based on positive steps being taken in long-term policy in the U.S. and worldwide.

With earnings projections decelerating and stock prices up, our risk/reward targets have become less positive. We expect volatility, which declined over 20% in 2012 as reflected in Chicago Board of Options Exchange Volatility Index or VIX (which shows the market’s expectation of volatility) to pick up in 2013. Higher volatility we believe will give us more attractive buying situations. Global liquidity growth has helped mute volatility. However, that growth has been down to $1.4 trillion in 2012 compared to $3.2 trillion in 2011, and central bank balance sheets are now more extended. We also anticipate greater merger and acquisitions activity given excess liquidity on corporate balance sheets, which we believe will provide us with more opportunities.

The sector weights in the Fund have not changed significantly from the beginning of the period. Our largest absolute weighting remains the financial services sector. Health care is our second largest absolute weighting in the portfolio, and also our biggest relative overweight. Health care was also one of our top contributors from a stock selection standpoint. Conversely, our largest underweights are in the energy and utility sectors. The Fund became more underweight the energy sector on a relative basis as the index weight increased due to rebalancing. Utilities historically have been, and continue to be, an underweight for our strategy given the leveraged balance sheets, lack of free cash flow, and burdensome regulatory environment.

S&P 500 Index stocks offer growing dividends, a yield that is now above that of 10-year Treasuries and an over 5% risk premium relative to bonds, which is at the high end of its range over the last several decades. Despite stocks having a more favorable risk/reward than bonds, in our view, investors have been selling equities to buy fixed

6 | DECEMBER 31, 2012

(unaudited)

income. This could diminish investors’ ability to reach their long term financial goals. We think our Fund is an attractive investment option as we continue to focus on losing less in down markets, which we feel is the best way to outperform over the long term.

Thank you for your investment with us in the Perkins Large Cap Value Fund.

Janus Value Funds | 7

Perkins Large Cap Value Fund (unaudited)

Perkins Large Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

JPMorgan Chase & Co.	0.26%
Novartis A.G. (ADR)	0.24%
Hess Corp.	0.24%
Lowe’s Cos., Inc.	0.23%
Thermo Fisher Scientific, Inc.	0.23%

5 Bottom Performers – Holdings

Contribution

Vodafone Group PLC (ADR)	–0.19%
Intel Corp.	–0.18%
Western Union Co.	–0.18%
Exelon Corp.	–0.18%
Microsoft Corp.	–0.14%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.40%	2.48%	6.87%
Health Care	0.26%	15.64%	11.72%
Energy	0.17%	9.95%	16.62%
Industrials	0.17%	7.96%	9.08%
Consumer Staples	–0.02%	7.49%	7.27%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–1.09%	12.84%	0.00%
Financials	–0.43%	19.88%	26.61%
Telecommunication Services	–0.34%	4.80%	3.65%
Consumer Discretionary	–0.26%	6.32%	7.92%
Information Technology	–0.19%	9.03%	6.39%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

8 | DECEMBER 31, 2012

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Berkshire Hathaway, Inc. – Class B Reinsurance	2.3%
Novartis A.G. (ADR) Medical – Drugs	1.9%
Vodafone Group PLC (ADR) Cellular Telecommunications	1.8%
Wells Fargo & Co. Super-Regional Banks	1.6%
PNC Financial Services Group, Inc. Super-Regional Banks	1.6%

9.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of June 30, 2012

Janus Value Funds | 9

Perkins Large Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012				Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Large Cap Value Fund – Class A Shares

NAV	6.06%	12.95%	11.92%	1.13%	1.13%

MOP	–0.04%	6.45%	10.27%

Perkins Large Cap Value Fund – Class C Shares

NAV	5.66%	11.99%	11.05%	1.92%	1.92%

CDSC	4.63%	10.90%	11.05%

Perkins Large Cap Value Fund – Class D Shares(1)	6.11%	13.12%	11.75%	0.95%	0.95%

Perkins Large Cap Value Fund – Class I Shares	6.24%	13.33%	12.26%	0.77%	0.77%

Perkins Large Cap Value Fund – Class N Shares	6.26%	13.33%	12.26%	0.76%	0.76%

Perkins Large Cap Value Fund – Class S Shares	6.03%	12.93%	11.75%	1.25%	1.25%

Perkins Large Cap Value Fund – Class T Shares	6.14%	13.08%	11.88%	1.00%	1.00%

Russell 1000® Value Index	8.13%	17.51%	13.01%

Lipper Quartile – Class I Shares	–	4th	3rd

Lipper Ranking – based on total returns for Large-Cap Value Funds	–	376/474	198/391

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

10 | DECEMBER 31, 2012

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s and predecessor fund’s Class I Shares, calculated using the fees and expenses of Class D Shares without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – December 31, 2008
(1)	Closed to new investors.

Janus Value Funds | 11

Perkins Large Cap Value Fund (unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,061.30	$5.40

Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,056.60	$9.64

Hypothetical (5% return before expenses)	$1,000.00	$1,015.83	$9.45

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,061.10	$4.83

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,062.40	$3.95

Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,062.50	$3.80

Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,060.30	$6.39

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,061.40	$5.25

Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

†	Expenses are equal to the net annualized expense ratio of 1.04% for Class A Shares, 1.86% for Class C Shares, 0.93% for Class D Shares, 0.76% for Class I Shares, 0.73% for Class N Shares, 1.23% for Class S Shares and 1.01% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

12 | DECEMBER 31, 2012

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Common Stock – 87.9%
Aerospace and Defense – 1.5%
21,000	General Dynamics Corp.	$1,454,670
14,000	Rockwell Collins, Inc.	814,380
		2,269,050
Aerospace and Defense – Equipment – 0.5%
10,000	United Technologies Corp.	820,100
Agricultural Chemicals – 0.8%
21,000	Mosaic Co.	1,189,230
Applications Software – 1.7%
23,000	Check Point Software Technologies, Ltd.*	1,095,720
57,000	Microsoft Corp.	1,523,610
		2,619,330
Automotive – Truck Parts and Equipment – Original – 0.7%
33,000	Johnson Controls, Inc.	1,013,100
Beverages – Non-Alcoholic – 1.9%
25,000	Dr. Pepper Snapple Group, Inc.	1,104,500
25,500	PepsiCo, Inc.	1,744,965
		2,849,465
Brewery – 0.8%
27,000	Molson Coors Brewing Co. – Class B	1,155,330
Cable/Satellite Television – 0.8%
32,000	Comcast Corp. – Class A	1,196,160
Cellular Telecommunications – 1.8%
106,000	Vodafone Group PLC (ADR)	2,670,140
Commercial Banks – 0.8%
40,000	BB&T Corp.	1,164,400
Commercial Services – Finance – 0.6%
68,000	Western Union Co.	925,480
Computer Services – 0.4%
3,000	International Business Machines Corp.	574,650
Cosmetics and Toiletries – 1.4%
30,000	Procter & Gamble Co.	2,036,700
Diversified Banking Institutions – 2.2%
22,000	Citigroup, Inc.	870,320
5,500	Goldman Sachs Group, Inc.	701,580
40,000	JPMorgan Chase & Co.	1,758,800
		3,330,700
Diversified Minerals – 1.2%
50,000	Teck Resources, Ltd. – Class B	1,817,500
Diversified Operations – 1.0%
68,000	General Electric Co.	1,427,320
Electric – Integrated – 2.2%
18,100	Entergy Corp.	1,153,875
35,000	Exelon Corp.	1,040,900
40,000	PPL Corp.	1,145,200
		3,339,975
Electronic Components – Semiconductors – 1.8%
45,000	Altera Corp.	1,549,800
55,000	Intel Corp.	1,134,650
		2,684,450
Electronic Security Devices – 0.6%
32,000	Tyco International, Ltd. (U.S. Shares)	936,000
Engineering – Research and Development Services – 1.6%
28,000	Jacobs Engineering Group, Inc.*	1,191,960
40,000	KBR, Inc.	1,196,800
		2,388,760
Enterprise Software/Services – 0.6%
25,500	Oracle Corp.	849,660
Fiduciary Banks – 1.2%
37,000	State Street Corp.	1,739,370
Finance – Credit Card – 0.7%
26,000	Discover Financial Services	1,002,300
Finance – Investment Bankers/Brokers – 0.9%
78,000	TD Ameritrade Holding Corp.	1,311,180
Finance – Other Services – 0.6%
17,000	CME Group, Inc.	862,070
Food – Miscellaneous/Diversified – 1.9%
27,000	General Mills, Inc.	1,091,070
47,000	Unilever PLC (ADR)	1,819,840
		2,910,910
Food – Retail – 0.5%
30,000	Kroger Co.	780,600
Gold Mining – 1.1%
44,000	Goldcorp, Inc. (U.S. Shares)	1,614,800
Instruments – Controls – 0.7%
16,000	Honeywell International, Inc.	1,015,520
Instruments – Scientific – 0.8%
18,000	Thermo Fisher Scientific, Inc.	1,148,040
Internet Security – 0.5%
38,000	Symantec Corp.*	714,780
Investment Management and Advisory Services – 2.8%
27,000	Ameriprise Financial, Inc.	1,691,010
6,100	Franklin Resources, Inc.	766,770
67,000	Invesco, Ltd.	1,748,030
		4,205,810
Machinery – Farm – 0.5%
9,000	Deere & Co.	777,780
Medical – Biomedical and Genetic – 1.6%
10,500	Amgen, Inc.	906,360
12,000	Gilead Sciences, Inc.*	881,400
11,000	Life Technologies Corp.*	539,880
		2,327,640
Medical – Drugs – 6.7%
18,000	Abbott Laboratories	1,179,000
25,000	Johnson & Johnson	1,752,500
53,000	Merck & Co., Inc.	2,169,820
44,000	Novartis A.G. (ADR)	2,785,200
88,000	Pfizer, Inc.	2,207,040
		10,093,560
Medical – Generic Drugs – 1.1%
46,000	Teva Pharmaceutical Industries, Ltd. (ADR)	1,717,640
Medical – HMO – 0.7%
17,000	WellPoint, Inc.	1,035,640
Medical – Wholesale Drug Distributors – 0.9%
14,000	McKesson Corp.	1,357,440

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 13

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Medical Instruments – 0.5%
19,000	Medtronic, Inc.	$779,380
Medical Labs and Testing Services – 0.7%
12,500	Laboratory Corp. of America Holdings*	1,082,750
Medical Products – 2.3%
14,000	Baxter International, Inc.	933,240
33,000	Stryker Corp.	1,809,060
10,500	Zimmer Holdings, Inc.	699,930
		3,442,230
Metal – Aluminum – 0.4%
75,000	Alcoa, Inc.	651,000
Metal – Copper – 0.5%
24,000	Freeport-McMoRan Copper & Gold, Inc.	820,800
Multi-Line Insurance – 2.1%
26,000	Allstate Corp.	1,044,420
59,000	American International Group, Inc.*	2,082,700
		3,127,120
Multimedia – 1.6%
31,000	Time Warner, Inc.	1,482,730
18,000	Walt Disney Co.	896,220
		2,378,950
Networking Products – 0.8%
61,000	Cisco Systems, Inc.	1,198,650
Non-Hazardous Waste Disposal – 0.4%
20,000	Republic Services, Inc.	586,600
Oil – Field Services – 1.0%
22,000	Schlumberger, Ltd. (U.S. Shares)	1,524,380
Oil and Gas Drilling – 0.3%
7,000	Ensco PLC – Class A	414,960
Oil Companies – Exploration and Production – 5.5%
15,000	Anadarko Petroleum Corp.	1,114,650
17,500	Devon Energy Corp.	910,700
16,500	Noble Energy, Inc.	1,678,710
25,000	Occidental Petroleum Corp.	1,915,250
20,000	QEP Resources, Inc.	605,400
90,000	Talisman Energy, Inc.	1,019,700
21,500	Whiting Petroleum Corp.*	932,455
		8,176,865
Oil Companies – Integrated – 2.2%
9,000	Chevron Corp.	973,260
19,000	Hess Corp.	1,006,240
19,000	Royal Dutch Shell PLC (ADR)	1,310,050
		3,289,550
Oil Field Machinery and Equipment – 0.7%
15,000	National Oilwell Varco, Inc.	1,025,250
Pipelines – 0.5%
14,000	Enterprise Products Partners L.P.	701,120
Property and Casualty Insurance – 1.1%
22,000	Travelers Cos., Inc.	1,580,040
Reinsurance – 3.6%
38,000	Berkshire Hathaway, Inc. – Class B*	3,408,600
9,000	Everest Re Group, Ltd.	989,550
12,000	PartnerRe, Ltd.	965,880
		5,364,030
REIT – Diversified – 0.7%
38,000	Weyerhaeuser Co.	1,057,160
Retail – Building Products – 0.4%
17,000	Lowe’s Cos., Inc.	603,840
Retail – Discount – 1.0%
13,500	Target Corp.	798,795
10,000	Wal-Mart Stores, Inc.	682,300
		1,481,095
Retail – Drug Store – 0.6%
19,500	CVS Caremark Corp.	942,825
Retail – Regional Department Stores – 0.7%
25,000	Kohl’s Corp.	1,074,500
Retail – Restaurants – 0.8%
14,000	McDonald’s Corp.	1,234,940
Semiconductor Components/Integrated Circuits – 1.4%
22,000	Analog Devices, Inc.	925,320
20,000	QUALCOMM, Inc.	1,240,400
		2,165,720
Semiconductor Equipment – 1.1%
142,000	Applied Materials, Inc.	1,624,480
Super-Regional Banks – 5.6%
154,000	Fifth Third Bancorp	2,339,260
41,000	PNC Financial Services Group, Inc.	2,390,710
36,000	U.S. Bancorp	1,149,840
72,500	Wells Fargo & Co.	2,478,050
		8,357,860
Telephone – Integrated – 1.7%
30,000	AT&T, Inc.	1,011,300
21,000	CenturyLink, Inc.	821,520
18,000	Verizon Communications, Inc.	778,860
		2,611,680
Tools – Hand Held – 0.6%
12,000	Stanley Black & Decker, Inc.	887,640
Transportation – Railroad – 1.0%
24,000	Norfolk Southern Corp.	1,484,160

Total Common Stock (cost $116,551,857)		131,542,155

Exchange-Traded Fund – 0.6%
Commodity – 0.6%
6,000	SPDR Gold Trust (ETF)* (cost $939,900)	972,060

Repurchase Agreement – 11.8%
$17,654,000	ING Financial Markets LLC, 0.1700%, dated 12/31/12, maturing 1/2/13 to be repurchased at $17,654,167 collateralized by $19,779,165 in U.S. Treasuries 0.0000% – 2.2500%, 5/31/13 – 11/15/22 with a value of $18,007,107 (cost $17,654,000)	17,654,000

Total Investments (total cost $135,145,757) – 100.3%		150,168,215

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(431,891)

Net Assets – 100%		$149,736,324

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

14 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$3,703,460	2.5%
Canada	4,452,000	3.0%
Curacao	1,524,380	1.0%
Israel	1,717,640	1.1%
Switzerland	3,721,200	2.5%
United Kingdom	6,214,990	4.1%
United States††	128,834,545	85.8%

Total	$150,168,215	100.0%

††	Includes Cash Equivalents of 11.8%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 15

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Fund Snapshot
The Fund seeks to invest in what we believe are fundamentally and financially strong mid-sized companies exhibiting favorable risk/reward characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Jeff Kautz co-portfolio manager

Performance Overview

During the six months ended December 31, 2012, Perkins Mid Cap Value Fund’s Class T Shares returned 6.27%, underperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned 9.95%.

Unlike in 2011 when it was positive, our stock selection detracted. As indicated below, our largest detractors were companies with leading franchises that experienced what we believe are intermediate-term problems. Our 11.19% average cash position also hurt performance during a period in which the Russell Midcap Value Index was up almost 10%. We view cash as a residual of the process. If we are not finding a lot of attractive risk/rewards, cash may build. On a positive note, our stock selection in financials and our traditional underweight in utilities was additive. Despite recent underperformance, the Portfolio has only modestly underperformed the Russell Midcap Value Index over the longer term (and in fact since inception it has outperformed) with significantly less volatility.

Economic Environment

After a modestly down second quarter, stocks staged a good rally during the third quarter. Corporate earnings were modestly better than expected, but were in a decelerating trend as comparisons became more difficult and revenues were somewhat below estimates. The most important positive factor affecting the markets were statements from Mario Draghi, head of the European Central Bank (ECB), that European monetary policy would become much more aggressive in providing liquidity conditioned upon defined deleveraging programs. In addition, in September the U.S. Federal Reserve (Fed) announced that it would keep Fed funds interest rates at 0-0.25% well into 2015 and that it would embark upon a more open-ended quantitative easing policy by purchasing $40 billion of mortgage-backed securities per month. Interestingly, at the end of the quarter the market was relatively unchanged from the time of the Fed announcement.

The strong third quarter rally was more modestly extended in the fourth quarter for the benchmark. Earnings remained positive, but on a decelerating path as revenues continued to show very slight gains. U.S. gross domestic product (GDP) was up a surprising 3%, and the Fed stated that it would not raise rates until unemployment reaches 6.5% (currently 7.8%) and inflation rises above 2.5%. European markets were firm as the European Central Bank’s (ECB’s) promise “to do whatever it takes” and small steps toward political cooperation had a calming effect. This is despite signs that GDP in Europe is heading to negative territory. China’s political transition appeared orderly and, with signs the economy was stabilizing in the area of 7% growth, its stock market rallied off its three-year bottom.

Stocks that hurt relative results

Western Union weighed the most on performance. The global money transfer company’s stock suffered after it announced a price cut in an attempt to increase sales. Benefiting from owning a large number of outlets, Western Union can normally command a premium price. However, in the near-term, the company is responding to competitive threats by reducing its price, which will negatively impact margins. The weak macroeconomic environment is also weighing on pricing and volumes. We feel it noteworthy that the company enacted similar reductions during 2008-09 and prices rebounded significantly 14 months later. We also continue to appreciate the company’s high free-cash-flow generation (the stock’s free cash flow yield is 12%), relatively strong balance sheet, increasing dividend and stock buybacks and the valuation at less than 10x reduced 2013 estimates.

16 | DECEMBER 31, 2012

(unaudited)(closed to certain new investors)

Utility holding Exelon also detracted from performance during the period. Shares traded lower as the integrated utility’s power generation business experienced weak power prices and lackluster demand throughout 2012. Additionally, the company stated that it may have to revisit its dividend policy for a possible cut if power prices do not improve in the next six months. The stock reaction to news of a potential dividend cut was severe, as the company’s management team previously defended its dividend policy. Although power prices and demand fundamentals have only improved modestly over the short term, we think Exelon is well positioned to benefit from coal fired power generation retirements and any potential upside from an increase in power prices over a longer term time horizon. The company is navigating through a challenging commodity environment and we think further downside is limited since the stock is already reflecting a potential dividend cut.

Stocks that helped relative results

Ameriprise Financial led our individual contributors. The stock rose after the company reported good earnings growth driven by cost controls. The company also boosted the dividend and continues to buy back stock. We trimmed our position as the stock’s appreciation made its risk/reward profile less attractive. Ameriprise remains a large holding based on our belief it is positioned for above average growth, is well capitalized, generates strong free cash flow, has been disciplined in returning capital to shareholders and has a reasonable valuation.

In the consumer discretionary sector, Warnaco Group was a key contributor. Shares of the apparel manufacturer rose significantly after it agreed to be acquired by PVH Corp. Given the value of the offer was near our prices objective, we sold our position.

Derivatives

Small investments in index put options were maintained during the period for hedging purposes (making an investment in an attempt to reduce the risk of adverse price movements) reflecting our concerns about macroeconomic issues. We believe that these puts provide some insurance against the small but real possibility of a significant market disruption from sovereign risk compounded by contagion and trillions of dollars of derivatives. We believe including this type of investment is consistent with our sensitivity to the need to preserve capital and our objective of providing steady, above average long-term investment returns on both an absolute and relative basis. In aggregate, these positions slightly detracted from the Fund’s performance in the period. Please see “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Outlook and Positioning

In the U.S., the election removed some political uncertainty, but unfortunately post-election progress toward resolution of our longer term fiscal imbalances has been disappointing. Partial resolution of the fiscal cliff took until the very end of the year to complete and left open the question of sequestration (automatic budget cuts) and the debt ceiling. The result is that the total amount of fiscal drag from tax increases and budget cuts is still unknown, but is likely to be 1-2% of GDP. This combined with dampened business and consumer confidence means that GDP in the fourth quarter and early 2013 is likely to grow below 2%. The hope is that growth in the second half will be better as the fiscal situation is clarified. Intermediate term positives include, housing being in an uptrend, natural gas prices at low levels, enhanced U.S. manufacturing competitive advantage, and consumer balance sheets that are improving. However, if U.S. political gridlock continues, Europe’s economic weakness results in financial turmoil, or China’s economy slows, there is potential risk to the downside. Thus, we model the potential for a mild U.S. recession as part of our downside estimates for U.S. earnings. Our base case estimate is that GDP is likely to grow 2-3%.

Robust stock market performance in the U.S. and Europe was surprising to most, especially in the context of earnings not being as strong as originally expected. This is a reflection of stocks’ valuation being moderate especially in the context of low, stable interest rates. However, those valuations could be tested if the economy and earnings disappoint and the international economic and political climate becomes more volatile. This is with a backdrop of continuing long-term financial problems around the world and U.S. monetary policy that has become increasingly aggressive. That policy has had diminishing impact and is in uncharted territory with uncertain long-term implications. The potential positive case for stocks is that considerable equity buying power could be unleashed if confidence grows based on positive steps being taken in long-term policy in the U.S. and worldwide.

With earnings projections decelerating and stock prices up, our risk/reward targets have become less positive. Thus many of our larger cap positions have approached our price objectives, which has led us to eliminate or reduce most of them. We have found some opportunities at the lower end of the capitalization spectrum to reinvest proceeds from our larger cap sales. In total, our cash position declined slightly. We expect volatility, which has

Janus Value Funds | 17

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

been relatively low this year, to pick up, which we believe will give us more attractive buying situations. Global liquidity growth has helped mute volatility. However, that growth has been down to $1.4 trillion in 2012 compared to $3.2 trillion in 2011, and central bank balance sheets are now more extended. We also anticipate greater merger and acquisitions activity. In the past, mergers and acquisitions have been additive to our returns.

The largest change in our sector weightings this year was an increase in financials. A large part of that was due to the fact that our financial stocks’ price appreciation was 27%, better than the benchmark. This left us slightly underweighted compared to the index, especially in real estate investment trusts (REITs). Our energy exposure declined to slightly above the benchmark as we adjusted to lower natural gas prices and the index weighting increased because of rebalancing. Our consumer weighting declined further relative to the benchmark as we cut back some of our larger cap names that had approached our price targets.

S&P 500 Index stocks offer growing dividends, a yield that is now above that of 10-year Treasuries and an over 5% risk premium relative to bonds, which is at the high end of its range over the last several decades. Despite stocks having a more favorable risk/reward than bonds, in our view, investors have been selling equities to buy fixed income. We think our Fund is an attractive investment option as we continue to focus on performing well in down markets, which we feel is the best way to outperform over the long term. Relatedly, even with our recent underperformance (about which we are clearly unhappy) the Fund has outperformed the Russell Midcap Value Index since the October 2007 peak. We believe this highlights the importance of not declining as much in a down market.

Thank you for your investment in Perkins Mid Cap Value Fund.

18 | DECEMBER 31, 2012

(unaudited)(closed to certain new investors)

Perkins Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Ameriprise Financial, Inc.	0.31%
Warnaco Group, Inc.	0.28%
Thermo Fisher Scientific, Inc.	0.26%
Noble Energy, Inc.	0.26%
Symantec Corp.	0.25%

5 Bottom Performers – Holdings

Contribution

Western Union Co.	–0.27%
Exelon Corp.	–0.24%
QLogic Corp.	–0.15%
Norfolk Southern Corp.	–0.12%
iShares Russell 2000® Index Fund (ETF) – Put expired December 2012 exercise price $80.00	–0.10%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	0.65%	26.73%	30.55%
Utilities	0.42%	3.53%	10.58%
Consumer Staples	0.03%	3.42%	4.85%
Health Care	–0.02%	11.12%	7.04%
Materials	–0.28%	4.43%	6.15%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–1.12%	9.23%	0.00%
Telecommunication Services	–0.58%	1.97%	1.39%
Energy	–0.55%	9.67%	9.07%
Industrials	–0.51%	11.25%	10.91%
Information Technology	–0.46%	9.64%	10.17%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Value Funds | 19

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Jacobs Engineering Group, Inc. Engineering – Research and Development Services	1.5%
Ameriprise Financial, Inc. Investment Management and Advisory Services	1.5%
Noble Energy, Inc. Oil Companies – Exploration and Production	1.4%
Fifth Third Bancorp Super-Regional Banks	1.4%
PPL Corp. Electric – Integrated	1.4%

7.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of June 30, 2012

20 | DECEMBER 31, 2012

(unaudited)(closed to certain new investors)

Performance

Average Annual Total Return – for the periods ended December 31, 2012						Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Mid Cap Value Fund – Class A Shares(1)

NAV	6.18%	10.08%	2.99%	9.96%	11.51%	1.05%	1.01%

MOP	0.06%	3.75%	1.77%	9.31%	11.05%

Perkins Mid Cap Value Fund – Class C Shares(1)

NAV	5.78%	9.25%	2.21%	9.17%	10.79%	1.78%	1.76%

CDSC	4.76%	8.20%	2.21%	9.17%	10.79%

Perkins Mid Cap Value Fund – Class D Shares(1)	6.37%	10.43%	3.24%	10.21%	11.68%	0.74%	0.74%

Perkins Mid Cap Value Fund – Class I Shares(1)	6.35%	10.41%	3.18%	10.17%	11.66%	0.73%	0.73%

Perkins Mid Cap Value Fund – Class L Shares(1)	6.44%	10.47%	3.39%	10.39%	11.82%	0.84%	0.84%

Perkins Mid Cap Value Fund – Class N Shares(1)	6.47%	10.32%	3.18%	10.17%	11.66%	0.58%	0.58%

Perkins Mid Cap Value Fund – Class R Shares(1)	5.99%	9.72%	2.62%	9.57%	11.18%	1.34%	1.34%

Perkins Mid Cap Value Fund – Class S Shares(1)	6.15%	9.99%	2.89%	9.84%	11.41%	1.09%	1.09%

Perkins Mid Cap Value Fund – Class T Shares(1)	6.27%	10.32%	3.18%	10.17%	11.66%	0.84%	0.84%

Russell Midcap® Value Index	9.95%	18.51%	3.79%	10.63%	8.42%

Lipper Quartile – Class T Shares	–	4th	1st	1st	1st

Lipper Ranking – based on total returns for Multi-Cap Core Funds	–	714/778	73/582	39/342	3/160

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Value Funds | 21

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

For Class L Shares, net expense ratios reflect the administrative fee waiver, if any, Janus Services LLC has voluntarily agreed to, which could be changed or terminated at any time.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund and predecessor fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class L Shares of the Fund commenced operations on April 21, 2003. The performance shown for periods prior to April 21, 2003 reflects the historical performance of a prior share class of the predecessor fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class T Shares of the Fund commenced operations with the Fund’s inception. The performance shown for periods prior to April 21, 2003 reflects the historical performance of a prior share class of the predecessor fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

22 | DECEMBER 31, 2012

(unaudited)(closed to certain new investors)

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

August 13, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The predecessor Fund’s inception date – August 12, 1998

(1) Closed to certain distribution channels. Please see current prospectus for details.

Janus Value Funds | 23

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,061.80	$4.99

Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,057.80	$8.87

Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,063.70	$3.59

Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,063.50	$3.33

Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class L Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,063.90	$3.12

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,064.70	$2.71

Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.65

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,059.90	$6.59

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,061.50	$5.30

Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,062.70	$4.00

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.92

†	Expenses are equal to the net annualized expense ratio of 0.96% for Class A Shares, 1.71% for Class C Shares, 0.69% for Class D Shares, 0.64% for Class I Shares, 0.60% for Class L Shares, 0.52% for Class N Shares, 1.27% for Class R Shares, 1.02% for Class S Shares and 0.77% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

24 | DECEMBER 31, 2012

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Common Stock – 90.0%
Aerospace and Defense – 1.6%
1,500,000	General Dynamics Corp.	$103,905,000
1,569,919	Rockwell Collins, Inc.	91,322,188
		195,227,188
Agricultural Chemicals – 0.6%
1,297,000	Mosaic Co.	73,449,110
Applications Software – 1.2%
1,600,000	Check Point Software Technologies, Ltd.*	76,224,000
2,400,000	Microsoft Corp.**	64,152,000
		140,376,000
Automotive – Truck Parts and Equipment – Original – 2.2%
4,200,000	Johnson Controls, Inc.	128,940,000
2,200,000	Lear Corp.	103,048,000
584,960	TRW Automotive Holdings Corp.*	31,359,706
		263,347,706
Beverages – Non-Alcoholic – 0.3%
883,080	Dr. Pepper Snapple Group, Inc.	39,014,474
Brewery – 0.9%
2,400,000	Molson Coors Brewing Co. – Class B	102,696,000
Building – Residential and Commercial – 0.7%
2,700,000	D.R. Horton, Inc.	53,406,000
750,882	M.D.C. Holdings, Inc.	27,602,422
		81,008,422
Cellular Telecommunications – 0.9%
4,072,636	Vodafone Group PLC (ADR)	102,589,701
Commercial Banks – 1.9%
1,400,000	Bank of Hawaii Corp.	61,670,000
1,700,000	CIT Group, Inc.*	65,688,000
900,000	Cullen / Frost Bankers, Inc.	48,843,000
6,000,000	Fulton Financial Corp.	57,660,000
		233,861,000
Commercial Services – Finance – 1.5%
1,700,000	Global Payments, Inc.	77,010,000
7,827,040	Western Union Co.	106,526,014
		183,536,014
Computers – Integrated Systems – 0.6%
2,200,000	Diebold, Inc.	67,342,000
Dental Supplies and Equipment – 0.5%
1,900,000	Patterson Cos., Inc.	65,037,000
Diversified Minerals – 1.0%
3,300,518	Teck Resources, Ltd. – Class B	119,973,829
Electric – Integrated – 3.0%
1,375,544	Entergy Corp.	87,690,930
3,600,000	Exelon Corp.	107,064,000
5,800,000	PPL Corp.	166,054,000
		360,808,930
Electronic Components – Miscellaneous – 1.1%
2,400,000	Garmin, Ltd.	97,968,000
1,864,277	Gentex Corp.	35,085,693
		133,053,693
Electronic Components – Semiconductors – 1.5%
2,500,000	Altera Corp.	86,100,000
5,000,002	QLogic Corp.*,£	48,650,020
1,564,278	Semtech Corp.*	45,285,848
		180,035,868
Electronic Measuring Instruments – 0.5%
1,500,000	Agilent Technologies, Inc.	61,410,000
Electronic Parts Distributors – 0.4%
1,100,000	Tech Data Corp.*	50,083,000
Electronic Security Devices – 0.9%
3,546,036	Tyco International, Ltd. (U.S. Shares)	103,721,553
Engineering – Research and Development Services – 3.0%
4,124,800	Jacobs Engineering Group, Inc.*	175,592,736
4,200,057	KBR, Inc.	125,665,705
1,362,372	URS Corp.	53,486,725
		354,745,166
Fiduciary Banks – 1.1%
2,851,120	State Street Corp.	134,031,151
Finance – Credit Card – 0.8%
2,600,000	Discover Financial Services	100,230,000
Finance – Investment Bankers/Brokers – 2.1%
1,163,680	Lazard, Ltd. – Class A	34,724,211
2,800,000	Raymond James Financial, Inc.	107,884,000
6,700,000	TD Ameritrade Holding Corp.	112,627,000
		255,235,211
Finance – Other Services – 0.3%
700,000	CME Group, Inc.	35,497,000
Food – Miscellaneous/Diversified – 0.6%
2,000,320	Unilever PLC (ADR)	77,452,390
Food – Retail – 0.6%
2,900,000	Kroger Co.	75,458,000
Food – Wholesale/Distribution – 0.7%
2,600,000	Sysco Corp.	82,316,000
Footwear and Related Apparel – 0.2%
600,000	Deckers Outdoor Corp.*	24,162,000
Gas – Transportation – 0.3%
981,200	AGL Resources, Inc.	39,218,564
Gold Mining – 1.1%
3,700,000	Goldcorp, Inc. (U.S. Shares)	135,790,000
Human Resources – 0.3%
1,217,900	Robert Half International, Inc.	38,753,578
Instruments – Scientific – 1.5%
1,315,000	PerkinElmer, Inc.	41,738,100
2,251,119	Thermo Fisher Scientific, Inc.	143,576,370
		185,314,470
Internet Security – 0.6%
3,700,000	Symantec Corp.*	69,597,000
Investment Management and Advisory Services – 3.4%
2,800,000	Ameriprise Financial, Inc.	175,364,000
5,800,000	Invesco, Ltd.	151,322,000

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 25

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Investment Management and Advisory Services – (continued)

4,500,000	Och-Ziff Capital Management Group LLC – Class A	$42,750,000
1,100,000	Waddell & Reed Financial, Inc. – Class A	38,302,000
		407,738,000
Leisure & Recreation Products – 0.1%
945,959	WMS Industries, Inc.*,£	16,554,283
Machinery – Farm – 0.6%
784,960	Deere & Co.	67,836,243
Machinery – General Industrial – 0.6%
2,943,598	Babcock & Wilcox Co.	77,122,268
Medical – Biomedical and Genetic – 1.0%
1,100,039	Charles River Laboratories International, Inc.*	41,218,461
1,700,000	Life Technologies Corp.*	83,436,000
		124,654,461
Medical – Generic Drugs – 0.8%
2,457,306	Teva Pharmaceutical Industries, Ltd. (ADR)	91,755,806
Medical – HMO – 1.7%
2,400,000	Aetna, Inc.	111,120,000
1,079,321	Health Net, Inc.*	26,227,500
1,079,320	WellPoint, Inc.	65,752,175
		203,099,675
Medical – Wholesale Drug Distributors – 1.2%
1,500,000	McKesson Corp.	145,440,000
Medical Instruments – 0.5%
1,500,000	St. Jude Medical, Inc.	54,210,000
Medical Labs and Testing Services – 1.9%
1,150,000	Covance, Inc.*	66,435,500
1,900,000	Laboratory Corp. of America Holdings*	164,578,000
		231,013,500
Medical Products – 2.0%
1,600,000	Hill-Rom Holdings, Inc.	45,600,000
2,000,000	Stryker Corp.	109,640,000
1,200,000	Zimmer Holdings, Inc.	79,992,000
		235,232,000
Medical Sterilization Products – 0.6%
2,000,000	STERIS Corp.£	69,460,000
Metal – Aluminum – 0.3%
4,415,399	Alcoa, Inc.	38,325,663
Metal – Copper – 0.4%
1,513,339	Freeport-McMoRan Copper & Gold, Inc.	51,756,194
Metal Processors and Fabricators – 0.3%
1,522,186	Kaydon Corp.	36,425,911
Multi-Line Insurance – 1.2%
3,501,028	Allstate Corp.	140,636,295
Multimedia – 0.4%
900,041	Viacom, Inc. – Class B	47,468,162
Networking Products – 1.2%
3,406,784	Cisco Systems, Inc.	66,943,306
6,800,987	Polycom, Inc.*	71,138,324
		138,081,630
Non-Hazardous Waste Disposal – 0.5%
2,100,000	Republic Services, Inc.	61,593,000
Oil – Field Services – 0.4%
550,000	CARBO Ceramics, Inc.	43,087,000
Oil Companies – Exploration and Production – 5.8%
981,200	Anadarko Petroleum Corp.	72,912,972
1,373,681	Devon Energy Corp.	71,486,359
850,000	EQT Corp.	50,133,000
1,700,500	Noble Energy, Inc.	173,008,870
3,289,233	QEP Resources, Inc.	99,565,083
7,300,000	Talisman Energy, Inc.	82,709,000
2,500,000	Whiting Petroleum Corp.*	108,425,000
2,413,522	WPX Energy, Inc.	35,913,208
		694,153,492
Oil Companies – Integrated – 1.1%
2,400,000	Hess Corp.	127,104,000
Oil Field Machinery and Equipment – 0.5%
888,962	National Oilwell Varco, Inc.	60,760,553
Pipelines – 1.0%
2,772,205	Plains All American Pipeline L.P.	125,414,554
Property and Casualty Insurance – 0.6%
1,000,000	Travelers Cos., Inc.	71,820,000
Reinsurance – 3.2%
1,426,769	Everest Re Group, Ltd.	156,873,252
1,076,500	PartnerRe, Ltd.	86,647,485
2,600,000	Reinsurance Group of America, Inc.	139,152,000
		382,672,737
REIT – Apartments – 1.9%
1,200,000	American Campus Communities, Inc.	55,356,000
500,000	AvalonBay Communities, Inc.	67,795,000
883,081	BRE Properties, Inc.	44,887,007
981,200	Mid-America Apartment Communities, Inc.	63,532,700
		231,570,707
REIT – Diversified – 1.9%
1,500,000	Potlatch Corp.£	58,785,000
1,766,161	Rayonier, Inc.	91,540,125
2,700,599	Weyerhaeuser Co.	75,130,664
		225,455,789
REIT – Hotels – 0.9%
5,000,000	DiamondRock Hospitality Co.	45,000,000
4,300,000	Host Hotels & Resorts, Inc.	67,381,000
		112,381,000
REIT – Mortgage – 1.3%
3,428,558	Redwood Trust, Inc.	57,908,345
8,700,000	Two Harbors Investment Corp.	96,396,000
		154,304,345
REIT – Multi-Housing – 0.7%
1,250,000	Equity Lifestyle Properties, Inc.	84,112,500

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

26 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

REIT – Office Property – 1.4%
1,229,556	Alexandria Real Estate Equities, Inc.	$85,232,822
784,961	Boston Properties, Inc.	83,056,723
		168,289,545
REIT – Regional Malls – 0.5%
784,958	Taubman Centers, Inc.	61,791,894
REIT – Storage – 0.5%
413,895	Public Storage	59,998,219
Retail – Apparel and Shoe – 0.5%
3,400,000	Aeropostale, Inc.*	44,234,000
367,825	Men’s Wearhouse, Inc.	11,461,427
		55,695,427
Retail – Jewelry – 0.2%
500,000	Tiffany & Co.	28,670,000
Retail – Office Supplies – 0.4%
4,000,040	Staples, Inc.	45,600,456
Retail – Regional Department Stores – 1.4%
2,434,196	Kohl’s Corp.	104,621,744
1,573,679	Macy’s, Inc.	61,404,955
		166,026,699
Savings/Loan/Thrifts – 1.4%
8,923,645	First Niagara Financial Group, Inc.	70,764,505
5,690,958	Washington Federal, Inc.£	96,006,461
		166,770,966
Semiconductor Components/Integrated Circuits – 0.7%
2,000,000	Analog Devices, Inc.	84,120,000
Semiconductor Equipment – 1.0%
10,900,000	Applied Materials, Inc.	124,696,000
Super-Regional Banks – 3.2%
11,283,799	Fifth Third Bancorp	171,400,907
2,500,000	PNC Financial Services Group, Inc.	145,775,000
2,400,400	SunTrust Banks, Inc.	68,051,340
		385,227,247
Telephone – Integrated – 0.8%
2,351,120	CenturyLink, Inc.	91,975,814
Textile-Home Furnishings – 0.2%
250,000	Mohawk Industries, Inc.*	22,617,500
Tools – Hand Held – 1.1%
1,700,000	Stanley Black & Decker, Inc.	125,749,000
Transportation – Marine – 1.6%
1,850,341	Kirby Corp.*	114,517,605
1,800,721	Tidewater, Inc.	80,456,214
		194,973,819
Transportation – Railroad – 2.2%
3,197,360	CSX Corp.	63,083,913
690,388	Kansas City Southern	57,633,590
2,400,000	Norfolk Southern Corp.	148,416,000
		269,133,503
Transportation – Truck – 0.4%
700,000	J.B. Hunt Transport Services, Inc.	41,797,000

Total Common Stock (cost $9,513,902,853)		10,808,744,875

Repurchase Agreements – 10.3%
$230,000,000	Credit Agricole, New York Branch, 0.1800%, dated 12/31/12, maturing 1/2/13 to be repurchased at $230,002,300 collateralized by $219,839,404 in U.S. Treasuries 2.0000% – 4.2500%, 1/15/14 – 11/15/14 with a value of $234,600,039	230,000,000
150,000,000	Credit Suisse Securities (USA) LLC, 0.2000%, dated 12/31/12, maturing 1/2/13 to be repurchased at $150,001,667 collateralized by $148,845,000 in a U.S. Treasury 1.2500%, 9/30/15 with a value of $153,002,138	150,000,000
35,000,000	Deutsche Bank Securities, Inc., 0.1500%, dated 12/31/12, maturing 1/2/13 to be repurchased at $35,000,292 collateralized by $35,798,400 in a U.S. Treasury 0.6250%, 11/30/17 with a value of $35,700,000	35,000,000
125,000,000	HSBC Securities (USA), Inc., 0.1500%, dated 12/31/12, maturing 1/2/13 to be repurchased at $125,001,042 collateralized by $123,445,938 in U.S. Treasuries 0.6250% – 2.1250%, 11/30/14 – 9/30/17 with a value of $127,502,840	125,000,000
3,564,000	ING Financial Markets LLC, 0.1700%, dated 12/31/12, maturing 1/2/13 to be repurchased at $3,564,034 collateralized by $3,993,030 in U.S. Treasuries 0.0000% – 2.2500%, 5/31/13 – 11/15/22 with a value of $3,635,285	3,564,000
700,000,000	RBC Capital Markets Corp., 0.1500%, dated 12/31/12, maturing 1/2/13 to be repurchased at $700,005,833 collateralized by $713,767,460 in U.S. Treasuries 0.1250% – 0.7500%, 12/31/14 – 12/31/17 with a value of $714,000,017	700,000,000

Total Repurchase Agreements (cost $1,243,564,000)		1,243,564,000

Total Investments (total cost $10,757,466,853) – 100.3%		12,052,308,875

Liabilities, net of Cash, Receivables and Other Assets– (0.3)%		(36,325,777)

Net Assets – 100%		$12,015,983,098

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 27

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$429,566,948	3.6%
Canada	338,472,829	2.8%
Israel	91,755,806	0.7%
Switzerland	201,689,553	1.7%
United Kingdom	180,042,091	1.5%
United States††	10,810,781,648	89.7%

Total	$12,052,308,875	100.0%

††	Includes Cash Equivalents of 10.3%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

28 | DECEMBER 31, 2012

Perkins Select Value Fund (unaudited)

Fund Snapshot
The Fund seeks to invest in what we believe are fundamentally and financially strong companies exhibiting favorable risk/reward characteristics. We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building a diversified portfolio of high-quality, undervalued stocks.
Robert Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

Performance Overview

For the six-month period ended December 31, 2012, Perkins Select Value Fund’s Class I Shares returned 6.25%, while the Fund’s primary benchmark, the Russell 3000 Value Index, returned 8.20%. The underperformance was primarily due to our cash position, as our overall stock selection was positive in the period.

Market Environment

After a modestly down second quarter, stocks staged a good rally in the third quarter. Corporate earnings were modestly better than expected, but were in a decelerating trend as comparisons became more difficult and revenues were somewhat below estimates. The most important positive factor affecting the markets were statements from Mario Draghi, head of the European Central Bank (ECB), that European monetary policy would become much more aggressive in providing liquidity conditioned upon defined deleveraging programs. In addition, later in September the U.S. Federal Reserve (Fed) announced that it would keep Fed funds interest rates at 0% to 0.25% well into 2015 and that it would embark upon a more open-ended quantitative easing policy by purchasing $40 billion of mortgage-backed securities per month. Interestingly, at the end of the quarter the market was relatively unchanged from the time of the Fed announcement.

The strong third quarter rally was more modestly extended in the fourth quarter for the benchmark. Earnings remained positive, but on a decelerating path as revenues continued to show very slight gains. U.S. gross domestic product (GDP) was up a surprising 3%, and the Fed stated that it would not raise rates until unemployment reaches 6.5% (currently 7.8%), and inflation rises above 2.5%. European markets were firm as the European Central Bank’s promise “to do whatever it takes” and small steps toward political cooperation have had a calming effect. This was despite signs that GDP in Europe was heading to negative territory. China’s political transition appeared orderly and, with signs the economy was stabilizing in the area of 7% growth, its stock market rallied off its three-year bottom.

Individual Detractors from Performance

Vodafone was one of our largest detractors. Shares of the global wireless concern were weak after the company reduced its revenue and earnings outlook given the sluggish economy in its core European markets. The company has sold many non-core assets, repurchased a significant amount of stock, and increased dividends. Vodafone’s stake in Verizon Wireless began paying special dividends, which has enabled Vodafone to increase its dividend yield from 5% to nearly 8%. The market has not viewed these payouts as recurring yet, but we think the dividends are sustainable. The stock’s risk/reward remains attractive at current levels, in our view.

Western Union was also a key detractor. The global money transfer company’s stock suffered after it announced a price cut in an attempt to increase sales. Benefiting from owning a large number of outlets, Western Union can normally command a premium price. However, in the near-term, the company is responding to competitive threats by reducing its price, which will negatively impact margins. The weak macroeconomic environment is also weighing on pricing and volumes. We feel it noteworthy that the company enacted similar reductions during 2008-09 and prices rebounded significantly 14 months later. We continue to appreciate the company’s high free-cash-flow yield of 12%, relatively strong balance sheet, and increasing dividend and share buybacks with the valuation at less than 10x earnings estimates.

Individual Contributors to Performance

St. Joe led our individual contributors. The Florida real estate development company benefited from a significant

Janus Value Funds | 29

Perkins Select Value Fund (unaudited)

recovery in the housing market in 2012. The number of residential units sold increased in the third quarter and commercial activity improved as well. We think management has performed well keeping costs down, and the balance sheet remains in excellent shape after the company paid down another chunk of their outstanding debt. Despite the stock’s strength, we continue to think there is value in St. Joe’s land that can be monetized over time.

SK Telecom also aided performance. This is South Korea’s leading wireless telecommunications operator with 51% market share, and owns stakes in other companies including SK Broadband, SK Hynix and Posco. The company is engaged in a fierce marketing battle for next generation network subscribers that offer the potential for higher revenues in the long-term, but is depressing margins in the short-term. However, recent earnings reports have proven better than expected. In addition, new subsidiary SK Hynix reported a modest profit (as compared to significant losses in prior periods), which may have helped SK Telecom’s shares. We sold our position into the shares’ strength.

Market Outlook and Fund Positioning

In the U.S., the election removed some political uncertainty, but unfortunately post-election progress toward resolution of our longer term fiscal imbalances has been disappointing. A partial resolution of the fiscal cliff took until the very end of the year to complete and left open the question of sequestration (automatic budget cuts) and the debt ceiling. The result is that the total amount of fiscal drag from tax increases and budget cuts is still unknown, but is likely to be 1-2% of GDP. This combined with dampened business and consumer confidence means that GDP in the fourth quarter and early 2013 is likely to grow below 2%. The hope is that growth in the second half will be better as the fiscal situation is clarified. Intermediate-term positives include: housing in an uptrend, low natural gas prices, enhanced U.S. manufacturing competitiveness, and improving consumer balance sheets. However, if U.S. political gridlock continues, Europe’s economic weakness results in financial turmoil, or China’s economy slows, there is potential risk to the downside. Thus, we model the potential for a mild U.S. recession as part of our downside estimates for U.S. earnings. Our base case estimate is that GDP is likely to grow 2-3%.

The robust stock market performance in the U.S. and Europe during 2012 was surprising to most, especially in the context of earnings not being as strong as originally expected. This is a reflection of stocks’ valuation being moderate especially in the context of low, stable interest rates. However, those valuations could be tested if the economy and earnings disappoint and the international economic and political climate becomes more volatile. This is with a backdrop of continuing long-term financial problems around the world and U.S. monetary policy that has become increasingly aggressive. That policy has had diminishing impact and is in uncharted territory with uncertain long-term implications. The potential positive case for stocks is that considerable equity buying power could be unleashed if confidence grows based on positive steps being taken in long-term policy in the U.S. and worldwide.

With earnings projections decelerating and stock prices up, our risk/reward targets have become less positive. We expect volatility, which declined over 20% in 2012 as reflected in Chicago Board of Options Exchange Volatility Index or VIX (which shows the market’s expectation of volatility) to pick up in 2013. Higher volatility we believe will give us more attractive buying situations. Global liquidity growth has helped mute volatility. However, that growth has been down to $1.4 trillion in 2012 compared to $3.2 trillion in 2011, and central bank balance sheets are now more extended. We also anticipate greater merger and acquisitions activity given excess liquidity on corporate balance sheets, which in the past has added to our returns.

S&P 500 Index stocks offer growing dividends, a yield that is now above that of 10-year Treasuries and an over 5% risk premium relative to bonds, which is at the high end of its range over the last several decades. Despite stocks having a more favorable risk/reward than bonds, in our view, investors have been selling equities to buy fixed income. This could diminish investors’ ability to reach their long term financial goals. This is why we think our Fund is an attractive investment option as we continue to focus on losing less in down markets, which we feel is the best way to outperform over the long term.

Thank you for your investment with us in Perkins Select Value Fund.

30 | DECEMBER 31, 2012

(unaudited)

Perkins Select Value Fund At A Glance

5 Top Performers – Holdings

Contribution

St. Joe Co.	0.58%
SK Telecom Co., Ltd. (ADR)	0.58%
Symantec Corp.	0.47%
Orkla A.S.A.	0.45%
Potlach Corp.	0.38%

5 Bottom Performers – Holdings

Contribution

Vodafone Group PLC (ADR)	–0.17%
Western Union Co.	–0.17%
Devon Energy Corp.	–0.15%
Progress Software Corp.	–0.12%
QLogic Corp.	–0.12%

5 Top Performers – Sectors*

		Fund Weighting	Russell 3000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Industrials	0.69%	9.60%	9.38%
Utilities	0.69%	0.65%	6.87%
Telecommunication Services	0.38%	3.60%	3.42%
Energy	0.00%	8.89%	15.85%
Information Technology	–0.01%	9.45%	6.84%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 3000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–2.39%	26.85%	0.00%
Financials	–0.46%	14.41%	27.35%
Consumer Discretionary	–0.30%	3.88%	8.20%
Materials	–0.12%	4.07%	3.99%
Consumer Staples	–0.07%	2.72%	6.91%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Value Funds | 31

Perkins Select Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Kaydon Corp. Metal Processors and Fabricators	2.6%
Orkla A.S.A. Diversified Operations	2.6%
Stryker Corp. Medical Products	2.4%
Hill-Rom Holdings, Inc. Medical Products	2.3%
Novartis A.G. (ADR) Medical – Drugs	2.3%

12.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of June 30, 2012

32 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012				Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Select Value Fund – Class A Shares

NAV	6.00%	12.22%	14.03%	1.51%	1.27%

MOP	–0.09%	5.80%	7.75%

Perkins Select Value Fund – Class C Shares

NAV	5.59%	11.38%	13.21%	2.43%	2.02%

CDSC	4.61%	10.34%	13.21%

Perkins Select Value Fund – Class D Shares(1)	6.08%	12.30%	14.22%	1.74%	1.19%

Perkins Select Value Fund – Class I Shares	6.25%	12.48%	14.39%	1.26%	1.02%

Perkins Select Value Fund – Class S Shares	5.88%	11.89%	13.71%	1.73%	1.52%

Perkins Select Value Fund – Class T Shares	6.09%	12.32%	14.13%	1.44%	1.27%

Russell 3000® Value Index	8.20%	17.55%	21.33%

Lipper Quartile – Class I Shares	–	4th	4th

Lipper Ranking – based on total returns for Multi-Cap Value Funds	–	227/298	253/295

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Value Funds | 33

Perkins Select Value Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

34 | DECEMBER 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/2012)	(12/31/2012)	(7/1/2012 - 12/31/12)†

Actual	$1,000.00	$1,060.00	$6.65

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.51

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/2012)	(12/31/2012)	(7/1/2012 - 12/31/12)†

Actual	$1,000.00	$1,055.90	$10.52

Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$10.31

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/2012)	(12/31/2012)	(7/1/2012 - 12/31/12)†

Actual	$1,000.00	$1,060.80	$5.92

Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/2012)	(12/31/2012)	(7/1/2012 - 12/31/12)†

Actual	$1,000.00	$1,062.50	$5.04

Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/2012)	(12/31/2012)	(7/1/2012 - 12/31/12)†

Actual	$1,000.00	$1,057.80	$8.51

Hypothetical (5% return before expenses)	$1,000.00	$1,016.94	$8.34

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/2012)	(12/31/2012)	(7/1/2012 - 12/31/12)†

Actual	$1,000.00	$1,060.90	$6.39

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26

†	Expenses are equal to the net annualized expense ratio of 1.28% for Class A Shares, 2.03% for Class C Shares, 1.14% for Class D Shares, 0.97% for Class I Shares, 1.64% for Class S Shares and 1.23% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Value Funds | 35

Perkins Select Value Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Common Stock – 83.9%
Aerospace and Defense – 0.8%
7,000	General Dynamics Corp.	$484,890
Agricultural Chemicals – 1.5%
16,000	Mosaic Co.	906,080
Applications Software – 0.8%
11,000	Check Point Software Technologies, Ltd.*	524,040
Beverages – Non-Alcoholic – 0.6%
8,000	Dr. Pepper Snapple Group, Inc.	353,440
Building – Heavy Construction – 1.4%
84,000	Sterling Construction Co., Inc.*	834,960
Cellular Telecommunications – 1.9%
46,000	Vodafone Group PLC (ADR)	1,158,740
Chemicals – Specialty – 0.6%
104,937	Borregaard A.S.A	394,651
Commercial Banks – 4.5%
25,000	Bank of Hawaii Corp.	1,101,250
94,000	Fulton Financial Corp.	903,340
46,000	Univest Corp. of Pennsylvania	786,600
		2,791,190
Commercial Services – Finance – 0.8%
36,000	Western Union Co.	489,960
Computers – Integrated Systems – 1.8%
36,000	Diebold, Inc.	1,101,960
Diversified Minerals – 1.3%
22,000	Teck Resources, Ltd. – Class B	799,700
Diversified Operations – 2.6%
180,000	Orkla A.S.A.	1,576,474
Electronic Components – Miscellaneous – 1.9%
29,000	Garmin, Ltd.	1,183,780
Electronic Components – Semiconductors – 0.8%
50,000	QLogic Corp.*	486,500
Engineering – Research and Development Services – 2.4%
18,000	Jacobs Engineering Group, Inc.*	766,260
24,000	KBR, Inc.	718,080
		1,484,340
Enterprise Software/Services – 2.0%
82,000	Omnicell, Inc.*	1,219,340
Food – Retail – 2.2%
36,000	Harris Teeter Supermarkets, Inc.	1,388,160
Gold Mining – 0.8%
14,000	Goldcorp, Inc. (U.S. Shares)	513,800
Golf – 0.7%
70,000	Callaway Golf Co.	455,000
Instruments – Scientific – 0.5%
5,000	Thermo Fisher Scientific, Inc.	318,900
Internet Security – 0.9%
31,000	Symantec Corp.*	583,110
Investment Management and Advisory Services – 1.0%
24,000	Invesco, Ltd.	626,160
Medical – Drugs – 5.3%
14,000	Abbott Laboratories	917,000
6,000	AbbVie, Inc.	204,960
18,000	Merck & Co., Inc.	736,920
22,000	Novartis A.G. (ADR)	1,392,600
		3,251,480
Medical – Generic Drugs – 1.6%
27,000	Teva Pharmaceutical Industries, Ltd. (ADR)	1,008,180
Medical Labs and Testing Services – 1.7%
6,000	Covance, Inc.*	346,620
8,000	Laboratory Corp. of America Holdings*	692,960
		1,039,580
Medical Products – 6.0%
12,000	Baxter International, Inc.	799,920
49,000	Hill-Rom Holdings, Inc.	1,396,500
27,000	Stryker Corp.	1,480,140
		3,676,560
Metal Processors and Fabricators – 2.6%
66,000	Kaydon Corp.	1,579,380
Multi-Line Insurance – 1.4%
30,000	Kemper Corp.	885,000
Networking Products – 1.8%
108,000	Polycom, Inc.*	1,129,680
Oil – Field Services – 1.2%
40,000	PAA Natural Gas Storage L.P.	762,000
Oil Companies – Exploration and Production – 8.2%
12,000	Devon Energy Corp.	624,480
120,000	Lone Pine Resources, Inc.*	147,600
6,000	Noble Energy, Inc.	610,440
14,000	Occidental Petroleum Corp.	1,072,540
24,000	QEP Resources, Inc.	726,480
50,000	Talisman Energy, Inc.	566,500
19,000	Whiting Petroleum Corp.*	824,030
34,000	WPX Energy, Inc.	505,920
		5,077,990
Pipelines – 1.4%
28,000	MPLX L.P.	873,320
Real Estate Operating/Development – 1.9%
50,000	St. Joe Co.*	1,154,000
REIT – Apartments – 1.0%
10,000	Home Properties, Inc.	613,100
REIT – Diversified – 2.0%
19,000	Potlatch Corp.	744,610
18,000	Weyerhaeuser Co.	500,760
		1,245,370
REIT – Mortgage – 1.0%
56,000	Two Harbors Investment Corp.	620,480
Retail – Building Products – 0.6%
10,000	Lowe’s Cos., Inc.	355,200
Retail – Convenience Stores – 1.5%
18,000	Casey’s General Stores, Inc.	955,800
Retail – Leisure Products – 1.2%
80,000	MarineMax, Inc.*	715,200
Retail – Regional Department Stores – 0.7%
10,000	Kohl’s Corp.	429,800

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

36 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Savings/Loan/Thrifts – 0.3%
12,000	Rockville Financial, Inc.	$154,800
Semiconductor Equipment – 3.1%
100,000	Applied Materials, Inc.	1,144,000
31,000	MKS Instruments, Inc.	799,180
		1,943,180
Super-Regional Banks – 3.5%
66,000	Fifth Third Bancorp	1,002,540
20,000	PNC Financial Services Group, Inc.	1,166,200
		2,168,740
Tools – Hand Held – 1.0%
8,000	Stanley Black & Decker, Inc.	591,760
Transportation – Marine – 1.9%
47,000	Irish Continental Group PLC	1,186,012
Transportation – Railroad – 1.2%
12,000	Norfolk Southern Corp.	742,080

Total Common Stock (cost $48,699,303)		51,833,867

Corporate Bond – 2.6%
Oil Companies – Exploration and Production – 2.6%

$1,707,000	Lone Pine Resources Canada, Ltd. 10.3750%, 2/15/17 (cost $1,726,602)	1,604,580

Preferred Stock – 1.8%
Commercial Banks – 0.6%
15,000	First Republic Bank, 6.2000%	391,500
Savings/Loan/Thrifts – 1.2%
25,000	First Niagara Financial Group, Inc., 8.6250%	711,250

Total Preferred Stock (cost $1,073,950)		1,102,750

Repurchase Agreement – 11.0%
$6,800,000	HSBC Securities (USA), Inc., 0.1500% dated 12/31/12, maturing 1/2/13 to be repurchased at $6,800,057 collateralized by $6,715,459 in U.S. Treasuries 0.6250%-2.1250% 11/30/14-9/30/17 with a value of $6,936,154 (cost $6,800,000)	6,800,000

Total Investments (total cost $58,299,855) – 99.3%		61,341,197

Cash, Receivables and Other Assets, net of Liabilities – 0.7%		450,999

Net Assets – 100%		$61,792,196

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$626,160	1.0%
Canada	3,484,580	5.7%
Ireland	1,186,012	1.9%
Israel	1,008,180	1.7%
Norway	1,971,125	3.2%
Switzerland	2,576,380	4.2%
United Kingdom	1,158,740	1.9%
United States††	49,330,020	80.4%

Total	$61,341,197	100.0%

††	Includes Cash Equivalents of 11.1%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 37

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund Snapshot
We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities that we believe to have favorable risk/reward ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of high-quality, undervalued stocks.
Robert Perkins co-portfolio manager	Todd Perkins co-portfolio manager	Justin Tugman co-portfolio manager

Performance Overview

During the six months ended December 31, 2012, Perkins Small Cap Value Fund’s Class T Shares returned 5.27%, versus a 9.07% return for the Fund’s benchmark, the Russell 2000 Value Index.

Even though we’ve been opportunistic on pullbacks, bringing our cash position from 17% down to 14% during the six month period, it proved to be our biggest headwind amidst general market strength. Our stocks in the strongest areas of the market, consumer discretionary and materials, underperformed their benchmark peers. Even though combined our holdings in these two areas provided strong returns, our lagging resulted in a significant portion of stock selection shortfall.

Relative contributors included our holdings in industrials and health care and our underweight in utilities. We found a number of new opportunities within the industrial sector and ended the year slightly overweight relative to the benchmark. We remain overweight health care, however less so, as we trimmed many of our positions into strength as we felt they had deteriorating reward/risk ratios and found fewer new opportunities in which to redeploy the proceeds.

Economic Environment

After a modestly down second quarter, stocks staged a strong rally in the third quarter. Corporate earnings were modestly better than expected, but were in a decelerating trend as revenues were somewhat below estimates. The most important positive factor affecting the markets were statements from Mario Draghi, head of the European Central Bank (ECB), that European monetary policy would become much more aggressive and easy in providing liquidity conditioned upon defined deleveraging programs. In addition, in September the U.S. Federal Reserve announced that it would keep Fed funds interest rates at 0 to 0.25% well into 2015 and that it would embark upon a more open-ended quantitative easing policy by purchasing $40 billion of mortgage-backed securities per month.

The strong third quarter rally in the stock market was more modestly extended in the fourth quarter for the benchmark. Earnings remained positive, but on a decelerating path as revenues continued to show very slight gains. U.S. gross domestic product (GDP) was up a surprising 3%, and the Fed stated that it would not raise rates until unemployment reaches 6.5% (currently 7.8%) and inflation does not rise above 2.5%. European markets were firm, as the European Central Bank’s (ECB’s) promise “to do whatever it takes” and small steps toward political cooperation have had a calming effect. This is despite signs that GDP in Europe is heading to negative territory. China’s political transition appeared orderly and, with signs the economy was stabilizing in the area of 7% growth, its stock market rallied off its three-year bottom.

Holdings That Detracted From Performance

Within technology and for the Fund overall, QLogic was the most significant detractor. Shares of the technology networking infrastructure products company were weak on contracting margins due to weaker-than-expected revenue and higher-than-expected expenses. The revenue shortfall was the result of slower than expected HBA (host bus adapter) sales, which have not benefited from the recent server upgrade cycle. Additionally, expenses increased in research and development and, thus, lowered the overall operating margin. However, we think its margins are near the bottom and the company should benefit from launching a number of new products. The company’s relatively strong balance sheet, solid free cash flow, and potential share repurchase all help support the downside, in our view. We added to our position, averaging down our cost.

Harte-Hanks, a consumer discretionary holding, also weighed on performance. The company’s direct marketing business experienced slower growth and margin pressure. Local advertising spending remained soft and more client money went toward online advertising. While the stock has

38 | DECEMBER 31, 2012

(unaudited)(closed to certain new investors)

an attractive yield and appears inexpensive in relation to historical normalized sales and margins, we eliminated the position given increasing secular and competitive concerns that limit our ability to assess the downside risk.

Holdings That Contributed to Performance

St. Joe led our individual contributors. The Florida real estate development company benefited from a significant recovery in the housing market in 2012. The number of residential units sold increased in the third quarter and commercial activity improved as well. We think management has performed well keeping costs down, and the balance sheet remains in excellent shape after the company paid down another chunk of their outstanding debt. Despite the stock’s strength, we continue to think there is additional value in St. Joe’s land that can be monetized over time.

In the consumer discretionary sector, Warnaco Group was a key contributor. Shares of the apparel manufacturer rose significantly after it agreed to be acquired by PVH Corp at a premium in excess of 30%. Given the value of the offer was near our price objective, we sold our position.

Market Outlook

In the U.S., the election removed some political uncertainty, but unfortunately post-election progress toward resolution of our longer term fiscal imbalances has been disappointing. Partial resolution of the fiscal cliff took until the very end of the year and left open the question of sequestration (automatic spending cuts) and the debt ceiling. The result is that the total amount of fiscal drag from tax increases and budget cuts is still unknown, but is likely to be 1-2% of GDP. This, combined with dampened business and fluctuating consumer confidence, means that GDP in early 2013 is likely to grow below 2%. The hope is that growth in the second half will be better as the fiscal situation is clarified. Intermediate term positives include, housing being in an uptrend, natural gas prices at low levels, enhanced U.S. manufacturing competitive advantage, and consumer balance sheets that are improving. However, if U.S. political gridlock continues, Europe’s economic weakness results in financial turmoil, or China’s economy slows, there is potential risk to the downside. Thus, we model the potential for a mild U.S. recession as part of our downside price estimates for individual stocks. Our base case estimate is that GDP is likely to grow 2-3%.

Robust stock market performance in the U.S. and Europe was surprising to most, especially in the context of earnings not being as strong as originally expected. This is a reflection of stocks’ valuation being moderate, especially in the context of low, stable interest rates. However, those valuations could be tested if the economy and earnings disappoint and the international economic and political climate becomes more volatile. This is with a backdrop of continuing long-term financial problems around the world and U.S. monetary policy that has become increasingly aggressive. That policy has had diminishing impact and is in uncharted territory with uncertain long-term implications. The potential positive case for stocks is that considerable equity buying power could be unleashed if confidence grows based on positive steps being taken in long-term policy in the U.S. and worldwide.

With earnings projections decelerating and stock prices up, our risk/reward targets remain challenged. That being said, market pullbacks have given us opportunities to invest some of our cash. We are encouraged that the most recent brief market sell-off afforded us the opportunity to begin new positions in what we believe are several high quality names. Industrial stocks were most represented amongst new names and the portfolio ended the year slightly overweight the group. All but two of the positions we eliminated were either consumer or energy stocks, resulting in a slightly smaller overweight to the energy sector and a weighting in the consumer discretionary sector that is only about half that of our benchmark’s. We expect volatility, which has been relatively low this year, to pick up, which we believe will give us more numerous attractive buying opportunities. Global liquidity growth has helped mute volatility. However, that growth has slowed to $1.4 trillion in 2012 compared to $3.2 trillion in 2011, and central bank balance sheets are now more extended. We also anticipate greater merger and acquisitions activity. In the past, mergers and acquisitions have been additive to our returns.

S&P 500 Index stocks offer growing dividends, a yield that is now above that of 10-year Treasuries and an over 5% risk premium relative to bonds, which is at the high end of its range over the last several decades. Despite stocks now having a more favorable reward/risk tradeoff than bonds, in our view, investors have been selling equities to buy fixed income. We feel this could diminish investors’ ability to reach their long term financial goals. The pain and extreme volatility of 2008 still resonates in the mind of many investors. We believe our Fund is an attractive investment option as we continue to focus on losing less in down markets, which we feel is the best way to outperform over the long term.

Thank you for your investment in Perkins Small Cap Value Fund.

Janus Value Funds | 39

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Perkins Small Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

St. Joe Co.	0.45%
Warnaco Group, Inc.	0.44%
Potlatch Corp.	0.39%
Granite Construction, Inc.	0.36%
Alterra Capital Holdings, Ltd.	0.35%

5 Bottom Performers – Holdings

Contribution

QLogic Corp.	–0.29%
Harte-Hanks, Inc.	–0.26%
Lone Pine Resources, Inc.	–0.22%
Diebold, Inc.	–0.19%
Deckers Outdoor Corp.	–0.17%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Industrials	0.56%	9.95%	13.00%
Utilities	0.36%	0.00%	6.86%
Health Care	0.30%	9.66%	4.72%
Financials	0.09%	28.58%	36.48%
Telecommunication Services	0.03%	0.00%	0.60%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Other**	–1.52%	16.87%	0.00%
Consumer Discretionary	–1.14%	6.73%	11.64%
Information Technology	–0.75%	9.77%	12.28%
Materials	–0.73%	3.57%	5.43%
Energy	–0.23%	9.45%	6.43%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

40 | DECEMBER 31, 2012

(unaudited)(closed to certain new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

First Niagara Financial Group, Inc. Savings/Loan/Thrifts	2.4%
Owens & Minor, Inc. Distribution/Wholesale	1.9%
Diebold, Inc. Computers – Integrated Systems	1.9%
Fulton Financial Corp. Commercial Banks	1.9%
Harris Teeter Supermarkets, Inc. Food – Retail	1.8%

9.9%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of June 30, 2012

Janus Value Funds | 41

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

Average Annual Total Return – for the periods ended December 31, 2012					Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Five	Ten	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Operating Expenses	Operating Expenses

Perkins Small Cap Value Fund – Class A Shares(1)

NAV	5.20%	8.77%	5.60%	9.74%	1.39%	1.24%

MOP	–0.84%	2.52%	4.36%	9.09%

Perkins Small Cap Value Fund – Class C Shares(1)

NAV	4.78%	7.99%	4.77%	8.96%	2.05%	1.99%

CDSC	3.78%	6.95%	4.77%	8.96%

Perkins Small Cap Value Fund – Class D Shares(1)	5.35%	9.07%	5.86%	10.03%	0.95%	0.95%

Perkins Small Cap Value Fund – Class I Shares(1)	5.36%	9.13%	5.80%	10.00%	0.89%	0.89%

Perkins Small Cap Value Fund – Class L Shares(1)	5.43%	9.25%	6.05%	10.26%	1.02%	1.02%

Perkins Small Cap Value Fund – Class N Shares(1)	5.45%	8.99%	5.80%	10.00%	0.79%	0.79%

Perkins Small Cap Value Fund – Class R Shares(1)	5.04%	8.43%	5.27%	9.47%	1.54%	1.54%

Perkins Small Cap Value Fund – Class S Shares(1)	5.18%	8.76%	5.55%	9.74%	1.29%	1.29%

Perkins Small Cap Value Fund – Class T Shares(1)	5.27%	8.99%	5.80%	10.00%	1.05%	1.05%

Russell 2000® Value Index	9.07%	18.05%	3.55%	9.50%

Lipper Quartile – Class T Shares	–	4th	1st	2nd

Lipper Ranking – based on total returns for Small-Cap Value Funds	–	280/293	36/202	54/115

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

42 | DECEMBER 31, 2012

(unaudited)(closed to certain new investors)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

For Class L Shares, net expense ratios reflect the administrative fee waiver, if any, Janus Services LLC has voluntarily agreed to, which could be changed or terminated at any time.

The expense ratios for Class N Shares are estimated.

The Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement. See the Fund’s Prospectus or Statement of Additional Information for more details.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund and predecessor fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010 as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class L Shares of the Fund commenced operations on April 21, 2003. The performance shown for periods prior to April 21, 2003 reflects the historical performance of a prior share class of the predecessor fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class T Shares of the Fund commenced operations with the Fund’s inception. The performance shown for periods prior to April 21, 2003 reflects the historical performance of a prior share class of the predecessor fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class T Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

(1)	Closed to certain new investors. Please see current prospectus for details.

Janus Value Funds | 43

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,052.00	$5.38

Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,047.80	$9.39

Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,053.00	$4.04

Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,053.60	$3.73

Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class L Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,054.30	$3.31

Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class N Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,054.50	$3.11

Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class R Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,049.90	$7.03

Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,051.80	$5.69

Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,052.70	$4.45

Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38

†	Expenses are equal to the net annualized expense ratio of 1.04% for Class A Shares, 1.82% for Class C Shares, 0.78% for Class D Shares, 0.72% for Class I Shares, 0.64% for Class L Shares, 0.60% for Class N Shares, 1.36% for Class R Shares, 1.10% for Class S Shares and 0.86% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

44 | DECEMBER 31, 2012

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Common Stock – 85.6%
Apparel Manufacturers – 0.5%
250,000	Columbia Sportswear Co.	$13,340,000
Applications Software – 0.1%
100,000	Progress Software Corp.*	2,099,000
Automotive – Truck Parts and Equipment – Original – 1.0%
1,700,000	Dana Holding Corp.	26,537,000
Building – Heavy Construction – 1.6%
900,000	Granite Construction, Inc.	30,258,000
1,188,179	Sterling Construction Co., Inc.*,£	11,810,499
		42,068,499
Circuit Boards – 0.4%
1,250,000	TTM Technologies, Inc.*	11,500,000
Coal – 0.6%
775,000	Cloud Peak Energy, Inc.*	14,980,750
Commercial Banks – 9.8%
2,100,000	Associated Banc-Corp	27,552,000
600,000	Bank of Hawaii Corp.	26,430,000
3,300,000	BBCN Bancorp, Inc.	38,181,000
375,000	City National Corp.	18,570,000
1,463,596	Columbia Banking System, Inc.	26,256,912
5,094,899	Fulton Financial Corp.	48,961,980
850,000	Glacier Bancorp, Inc.	12,503,500
1,200,000	Hancock Holding Co.	38,088,000
300,000	Prosperity Bancshares, Inc.	12,600,000
170,000	Texas Capital Bancshares, Inc.*	7,619,400
		256,762,792
Commercial Services – Finance – 0.7%
375,000	Global Payments, Inc.	16,987,500
Computer Services – 0.4%
350,000	J2 Global, Inc.	10,703,000
Computers – Integrated Systems – 1.9%
1,600,000	Diebold, Inc.	48,976,000
Containers – Paper and Plastic – 1.8%
325,000	Packaging Corp. of America	12,502,750
1,175,000	Sonoco Products Co.	34,932,750
		47,435,500
Dental Supplies and Equipment – 1.0%
800,000	Patterson Cos., Inc.	27,384,000
Distribution/Wholesale – 1.9%
1,764,500	Owens & Minor, Inc.	50,305,895
Electronic Components – Miscellaneous – 0.4%
585,000	Gentex Corp.	11,009,700
Electronic Components – Semiconductors – 1.9%
3,000,000	QLogic Corp.*	29,190,000
700,000	Semtech Corp.*	20,265,000
		49,455,000
Electronic Design Automation – 0.8%
646,035	Synopsys, Inc.*	20,569,754
Engineering – Research and Development Services – 2.5%
500,000	EMCOR Group, Inc.	17,305,000
800,000	KBR, Inc.	23,936,000
650,000	URS Corp.	25,519,000
		66,760,000
Engines – Internal Combustion – 0.4%
550,000	Briggs & Stratton Corp.	11,594,000
Enterprise Software/Services – 0.8%
1,450,000	Omnicell, Inc.*	21,561,500
Filtration and Separations Products – 0.8%
425,000	CLARCOR, Inc.	20,306,500
Finance – Investment Bankers/Brokers – 0.9%
825,000	Lazard, Ltd. – Class A	24,618,000
Finance – Leasing Companies – 0.5%
575,000	Air Lease Corp.*	12,362,500
Food – Baking – 1.5%
1,700,000	Flowers Foods, Inc.	39,559,000
Food – Miscellaneous/Diversified – 0.9%
380,000	J&J Snack Foods Corp.	24,297,200
Food – Retail – 1.8%
1,200,000	Harris Teeter Supermarkets, Inc.	46,272,000
Footwear and Related Apparel – 0.5%
325,000	Wolverine World Wide, Inc.	13,318,500
Golf – 0.8%
3,300,000	Callaway Golf Co.£	21,450,000
Instruments – Scientific – 0.6%
500,000	PerkinElmer, Inc.	15,870,000
Insurance Brokers – 0.9%
907,000	Brown & Brown, Inc.	23,092,220
Investment Management and Advisory Services – 0.7%
550,000	Waddell & Reed Financial, Inc. – Class A	19,151,000
Lasers – Systems and Components – 0.9%
1,225,000	II-VI, Inc.*	22,380,750
Leisure & Recreation Products – 0.5%
800,000	WMS Industries, Inc.*	14,000,000
Machine Tools and Related Products – 1.6%
230,900	Kennametal, Inc.	9,236,000
675,000	Lincoln Electric Holdings, Inc.	32,859,000
		42,095,000
Machinery – Construction and Mining – 0.3%
194,327	Astec Industries, Inc.	6,476,919
Machinery – General Industrial – 0.7%
800,000	Albany International Corp. – Class A	18,144,000
Medical – Biomedical and Genetic – 0.8%
575,000	Charles River Laboratories International, Inc.*	21,545,250
Medical Instruments – 0.6%
1,450,000	AngioDynamics, Inc.*	15,935,500
Medical Labs and Testing Services – 1.5%
450,000	Covance, Inc.*	25,996,500
450,000	ICON PLC (ADR)*	12,492,000
		38,488,500

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 45

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Medical Products – 1.3%
1,075,000	Hill-Rom Holdings, Inc.	$30,637,500
50,000	West Pharmaceutical Services, Inc.	2,737,500
		33,375,000
Medical Sterilization Products – 0.5%
350,000	STERIS Corp.	12,155,500
Metal Processors and Fabricators – 1.5%
1,663,500	Kaydon Corp.£	39,807,555
Miscellaneous Manufacturing – 0.5%
275,000	Aptargroup, Inc.	13,123,000
Multi-Line Insurance – 1.6%
1,463,258	Kemper Corp.	43,166,111
Networking Products – 1.2%
3,100,000	Polycom, Inc.*	32,426,000
Non-Ferrous Metals – 0.9%
1,665,500	Globe Specialty Metals, Inc.	22,900,625
Oil – Field Services – 2.5%
750,000	C&J Energy Services, Inc.*	16,080,000
250,000	CARBO Ceramics, Inc.	19,585,000
1,150,000	PAA Natural Gas Storage L.P.	21,907,500
676,489	Tesco Corp.*	7,705,210
		65,277,710
Oil Companies – Exploration and Production – 3.3%
3,100,000	Lone Pine Resources, Inc.*	3,813,000
350,000	PDC Energy, Inc.*	11,623,500
2,200,000	Petroquest Energy, Inc.*,£	10,890,000
850,000	QEP Resources, Inc.	25,729,500
440,000	Whiting Petroleum Corp.*	19,082,800
1,100,000	WPX Energy, Inc.	16,368,000
		87,506,800
Paper and Related Products – 1.1%
380,000	Buckeye Technologies, Inc.	10,909,800
1,000,000	Glatfelter	17,480,000
		28,389,800
Pipelines – 1.0%
191,100	EQT Midstream Partners L.P.	5,952,765
400,000	Western Gas Partners L.P.	19,052,000
		25,004,765
Poultry – 0.7%
400,000	Sanderson Farms, Inc.	19,020,000
Printing Services – 1.2%
975,000	Brady Corp. – Class A	32,565,000
Property and Casualty Insurance – 1.8%
550,000	Infinity Property & Casualty Corp.	32,032,000
270,000	Navigators Group, Inc.*	13,788,900
		45,820,900
Real Estate Operating/Development – 1.4%
1,550,000	St. Joe Co.*	35,774,000
Reinsurance – 2.4%
1,300,000	Alterra Capital Holdings, Ltd.	36,647,000
425,000	Montpelier Re Holdings, Ltd.	9,715,500
315,000	Reinsurance Group of America, Inc.	16,858,800
		63,221,300
REIT – Apartments – 0.4%
170,000	Home Properties, Inc.	10,422,700
REIT – Diversified – 1.3%
900,000	Potlatch Corp.	35,271,000
REIT – Hotels – 0.8%
2,400,000	DiamondRock Hospitality Co.	21,600,000
REIT – Mortgage – 0.6%
475,000	Redwood Trust, Inc.	8,022,750
755,800	Two Harbors Investment Corp.	8,374,264
		16,397,014
REIT – Office Property – 1.1%
625,000	Government Properties Income Trust	14,981,250
550,000	Mack-Cali Realty Corp.	14,360,500
		29,341,750
Retail – Apparel and Shoe – 1.1%
750,000	Aeropostale, Inc.*	9,757,500
72,381	Genesco, Inc.*	3,980,955
320,000	Guess?, Inc.	7,852,800
244,751	Men’s Wearhouse, Inc.	7,626,441
		29,217,696
Retail – Convenience Stores – 1.1%
525,000	Casey’s General Stores, Inc.	27,877,500
Retail – Leisure Products – 0.7%
1,925,000	MarineMax, Inc.*,£	17,209,500
Savings/Loan/Thrifts – 5.7%
8,000,000	First Niagara Financial Group, Inc.	63,440,000
1,450,000	Investors Bancorp, Inc.	25,781,000
1,400,000	Provident Financial Services, Inc.	20,888,000
2,400,000	Washington Federal, Inc.	40,488,000
		150,597,000
Semiconductor Equipment – 2.0%
2,650,000	Brooks Automation, Inc.	21,332,500
1,200,000	MKS Instruments, Inc.	30,936,000
		52,268,500
Telecommunication Equipment – 0.6%
500,000	NICE Systems, Ltd. (ADR)*	16,740,000
Transportation – Marine – 2.0%
450,000	Kirby Corp.*	27,850,500
550,000	Tidewater, Inc.	24,574,000
		52,424,500

Total Common Stock (cost $2,086,138,064)		2,248,293,955

Repurchase Agreements – 14.4%
$68,200,000	HSBC Securities (USA), Inc., 0.1500%, dated 12/31/12, maturing 1/2/13, to be repurchased at $68,200,568 collateralized by $67,352,104 in U.S. Treasuries 0.6250% – 2.1250%, 11/30/14 – 9/30/17 with a value of $69,565,550	68,200,000

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

46 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

$11,604,000	ING Financial Markets LLC, 0.1700%, dated 12/31/12, maturing 1/2/13, to be repurchased at $11,604,110 collateralized by $13,000,874 in U.S. Treasuries 0.0000% – 2.2500%, 5/31/13 – 11/15/22 with a value of $11,836,098	$11,604,000
300,000,000	RBC Capital Markets Corp., 0.1500%, dated 12/31/12, maturing 1/2/13, to be repurchased at $300,002,500 collateralized by $305,900,340 in U.S. Treasuries 0.1250% – 0.7500%, 12/31/14 – 12/31/17 with a value of $306,000,007	300,000,000

Total Repurchase Agreements (cost $379,804,000)		379,804,000

Total Investments (total cost $2,465,942,064) – 100.0%		2,628,097,955

Cash, Receivables and Other Assets, net of Liabilities – 0.0%		815,664

Net Assets – 100%		$2,628,913,619

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$70,980,500	2.7%
Canada	7,705,210	0.3%
Ireland	12,492,000	0.5%
Israel	16,740,000	0.6%
United States††	2,520,180,245	95.9%

Total	$2,628,097,955	100.0%

††	Includes Cash Equivalents of 14.5%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 47

Perkins Value Plus Income Fund (unaudited)

Fund Snapshot
We believe in the timeless adage of power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform over a full market cycle by building a diversified portfolio of undervalued stocks and fixed income securities.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Jeff Kautz co-portfolio manager	Ted Thome co-portfolio manager

Performance Overview

For the six months ended December 31, 2012, Perkins Value Plus Income Fund’s Class I Shares returned 6.06%, while the Fund’s primary benchmark, the Russell 1000 Value Index, returned 8.13%. Its hypothetical internally-calculated benchmark, the Value Income Index, which combines the total returns from the Russell 1000 Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%), returned 4.94%. The Fund’s secondary benchmark, the Barclays U.S. Aggregate Bond Index, returned 1.80% during the period.

Market Environment

After a modestly down second quarter, stocks staged a good rally during the third quarter. Corporate earnings were modestly better than expected, but were in a decelerating trend as comparisons became more difficult and revenues were somewhat below estimates. The most important positive factor affecting the markets were statements from Mario Draghi, head of the European Central Bank (ECB), that European monetary policy would become much more aggressive in providing liquidity conditioned upon defined deleveraging programs. In addition, in September the U.S. Federal Reserve (Fed) announced that it would keep Fed funds interest rates at 0-0.25% well into 2015 and that it would embark upon a more open-ended quantitative easing policy by purchasing $40 billion of mortgage-backed securities per month. Interestingly, at the end of the quarter the market was relatively unchanged from the time of the Fed announcement.

The strong third quarter rally was more modestly extended in the fourth quarter for the benchmark. Earnings remained positive, but on a decelerating path as revenues continued to show very slight gains. U.S. gross domestic product (GDP) was up a surprising 3%, and the Fed stated that it would not raise rates until unemployment reaches 6.5% (currently 7.8%) and inflation rises above 2.5%. European markets were firm as the European Central Bank’s (ECB’s) promise “to do whatever it takes” and small steps toward political cooperation had a calming effect. This is despite signs that GDP in Europe is heading to negative territory. China’s political transition appeared orderly and, with signs the economy was stabilizing in the area of 7% growth, its stock market rallied off its three-year bottom.

In fixed income, corporate credit markets rallied in the second half of 2012, supported by global central banks’ continued accommodative monetary policy, progress toward resolving Europe’s debt problems and signs of stability, if not improvement, in the global economy. Investors worried about the “fiscal cliff,” a potentially recessionary mix of spending cuts and tax increases scheduled to take effect in January 2013 unless Congress reached a deal to avert them. However, despite that concern, low interest rates continued to drive investors into higher-yielding risk assets including corporate credit and mortgage-backed securities (MBS). Longer-duration U.S. Treasury bond prices declined modestly as investors sought higher yields elsewhere.

Portfolio Overview

We were overweight in equities during the period and finished the year with a mix of 58% equities and 40% fixed income and the balance in cash. The overweight aided relative performance, given equity’s significant outperformance relative to fixed income.

Our equity sleeve in aggregate outperformed the Russell 1000 Value Index. Our stock selection overall contributed to performance led by our holdings in telecommunication services and health care. Our energy holdings as well as our underweights in energy and utilities also aided performance. Relative detractors

48 | DECEMBER 31, 2012

(unaudited)

included our holdings in information technology and consumer discretionary.

The fixed income sleeve outperformed the Barclays U.S. Aggregate Bond Index. Our overweight allocation to corporate credit and the excess yield that our holdings generated compared with the benchmark were the greatest drivers of outperformance during the period. Our underweight to U.S. Treasury securities was beneficial, as was our underweight to and security selection within mortgage-backed securities (MBS).

In our joint management of the Fund, both Perkins and Janus investment teams are at least as focused on absolute total returns as we are on relative returns, and therefore, are focused on the long term. Our emphasis on determining the potential downside or risk of an opportunity, both within fixed income and equities, has served us well as shown by the Fund’s placement in the top quartile of its Lipper group since inception.

Equity Contributors

SK Telecom, South Korea’s leading wireless telecom operator with 51% market share and stakeholder in other (in some cases related) companies including SK Broadband, SK Hynix and Posco, led individual contributors. The company is engaged in a fierce marketing battle for next generation network subscribers, which, while offering the potential for higher revenues in the long-term, is depressing margins in the short-term. However, recent earnings reports have proven better than expected. In addition, new subsidiary SK Hynix reported a modest profit (as compared to significant losses in prior periods), which may have helped SK Telecom’s shares. We trimmed our position on the strength, but SK Telecom remains a top holding.

JPMorgan Chase also benefited from a strong rally in financials during the period. We like the stock as JPMorgan’s strong capital position and robust balance sheet has allowed it to take market share from its weaker competitors.

Equity Detractors

Utility holding Exelon was the largest individual detractor during the period. Shares traded lower as the integrated utility’s power generation business experienced weak power prices and lackluster demand throughout 2012. Additionally, the company stated that it may have to revisit its dividend policy for a possible cut if power prices do not improve in the next six months. The stock reaction to news of a potential dividend cut was severe, as the company’s management team previously defended its dividend policy. Although power prices and demand fundamentals have only improved modestly over the short term, we think Exelon is well positioned to benefit from coal fired power generation retirements and any potential upside from an increase in power prices over a longer term time horizon. The company is navigating through a challenging commodity environment and we think further downside is limited since the stock is already reflecting a potential sizable dividend cut.

Western Union also weighed on performance. The global money transfer company’s stock suffered after it announced a price cut in an attempt to increase sales. Benefiting from owning a large number of outlets, Western Union can normally command a premium price. However, in the near-term, the company is responding to competitive threats by reducing its price, which will negatively impact margins. The weak macroeconomic environment is also weighing on pricing and volumes. We feel it noteworthy that the company enacted similar reductions during 2008-09 and prices rebounded significantly 14 months later. We also continue to appreciate the company’s high free-cash-flow generation (the stock’s free cash flow yield is 12%), relatively strong balance sheet, increasing dividend and stock buybacks and the valuation at less than 10x reduced 2013 estimates.

Fixed Income Credit Contributors

Among individual credit names, GE Capital led the way. A provider of financing, mortgage, and insurance services, GE Capital has continued to execute on its balance sheet transformation, improving its funding model, quality of assets and capital levels while paying down debt. Over the long term we like GE Capital’s focus on mid-market commercial lending, as this typically represents one of the first areas of loan growth in a recovering economy.

American International Group (AIG) was also a key contributor. In December, once-embattled AIG finished repaying the U.S. government for a $182 billion bailout it received at the height of the credit crisis, largely by selling non-core assets. We had long believed the market did not fully appreciate the progress that AIG was making, a thesis that played out as we had expected throughout 2012.

Fixed Income Credit Detractor

Citigroup was our only corporate credit holding within our bottom ten detractors. The bank’s entire credit curve tightened during 2012, meaning that our allocation to front-end subordinated debt underperformed the

Janus Value Funds | 49

Perkins Value Plus Income Fund (unaudited)

tightening of the index with its longer duration. We held lower total weight and duration because we chose to focus on other financial credits that we believed held greater return potential from similar catalysts.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Market Outlook

In the U.S., the election removed some political uncertainty, but unfortunately post-election progress toward resolution of our longer term fiscal imbalances has been disappointing. Partial resolution of the fiscal cliff took until the very end of the year to complete and left open the question of sequestration (automatic budget cuts) and the debt ceiling. The result is that the total amount of fiscal drag from tax increases and budget cuts is still unknown, but is likely to be 1-2% of GDP. This combined with dampened business and consumer confidence means that GDP in the fourth quarter and early 2013 is likely to grow below 2%. The hope is that growth in the second half will be better as the fiscal situation is clarified. Intermediate term positives include, housing being in an uptrend, natural gas prices at low levels, enhanced U.S. manufacturing competitive advantage, and consumer balance sheets that are improving. However, if U.S. political gridlock continues, Europe’s economic weakness results in financial turmoil, or China’s economy slows, there is potential risk to the downside. Thus, we model the potential for a mild U.S. recession as part of our downside estimates for U.S. earnings. Our base case estimate is that GDP is likely to grow 2-3%.

Robust stock market performance in the U.S. and Europe was surprising to most, especially in the context of earnings not being as strong as originally expected. This is a reflection of stocks’ valuation being moderate especially in the context of low, stable interest rates. However, those valuations could be tested if the economy and earnings disappoint and the international economic and political climate becomes more volatile. This is with a backdrop of continuing long-term financial problems around the world and U.S. monetary policy that has become increasingly aggressive. That policy has had diminishing impact and is in uncharted territory with uncertain long-term implications. The potential positive case for stocks is that considerable equity buying power could be unleashed if confidence grows based on positive steps being taken in long-term policy in the U.S. and worldwide.

With earnings projections decelerating and stock prices up, our equity risk/reward targets have become less positive. We expect volatility, which has been relatively low this year, to pick up, which we believe will give us more attractive buying situations. Global liquidity growth has helped mute volatility. However, that growth has been down to $1.4 trillion in 2012 compared to $3.2 trillion in 2011, and central bank balance sheets are now more extended. We also anticipate greater merger and acquisitions activity. In the past, mergers and acquisitions have been additive to our equity returns.

In fixed income, we believe that interest rates may pose the greatest risk for investors in 2013. Global central banks have flooded the financial system with liquidity and continue to demonstrate their willingness to keep the spigot open. If the unconventional policies they are engaging in begin to be viewed as unsustainable or ineffective, we could see a quick rise in interest rates and sell-off in risk assets including corporate credit.

We continue to believe that the best total and risk-adjusted return opportunities remain in the corporate credit markets. However, many investors have participated in the rally over the past three years, and current valuations make it difficult to find return opportunities similar to the ones we have experienced previously. We also have seen an increase in shareholder-friendly activity, including special dividends and dividend increases, which can be negative for bondholders.

With credit spreads tight and certain fundamentals appearing to weaken, we believe we are entering a period in which downside risk must be the focus. We currently are seeking to limit long-duration credit exposure in anticipation of a potential steady rise in long-term interest rates. If we perceive risk of a sudden rate increase, we are prepared to employ more aggressive tools to seek to preserve capital, including shortening portfolio duration.

However, we continue to believe that security selection ultimately will drive outcomes in the credit markets. We see opportunities in credit sectors including financials and energy. We also have sharpened our focus on structured products, such as commercial mortgage-backed securities (CMBS), anticipating some bargains as tighter regulations force banks to pare some of these assets from their portfolios. We continue to view MBS as an attractive alternative source of spread over Treasurys, particularly given the Federal Reserve’s ongoing MBS purchase program and the low level of net new supply.

Thank you for your investment with us in Perkins Value Plus Income Fund.

50 | DECEMBER 31, 2012

(unaudited)

Perkins Value Plus Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

SK Telecom Co., Ltd. (ADR)	0.53%
JPMorgan Chase & Co.	0.35%
Redwood Trust, Inc.	0.30%
Tesco PLC	0.27%
Two Harbors Investment Corp.	0.27%

5 Bottom Performers – Equity Holdings

Contribution

Exelon Corp.	–0.22%
Western Union Co.	–0.21%
Vodafone Group PLC (ADR)	–0.19%
Hewlett-Packard Co.	–0.17%
Microsoft Corp	–0.15%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	0.43%	9.63%	16.62%
Utilities	0.41%	3.58%	6.87%
Health Care	0.35%	16.93%	11.72%
Consumer Staples	0.33%	7.74%	7.27%
Telecommunication Services	0.23%	7.07%	3.65%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	–0.58%	8.93%	6.39%
Other**	–0.44%	2.79%	0.00%
Consumer Discretionary	–0.31%	7.61%	7.92%
Financials	–0.20%	23.33%	26.61%
Materials	–0.05%	5.51%	3.87%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Value Funds | 51

Perkins Value Plus Income Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2012

Tesco PLC Food – Retail	1.5%
Vodafone Group PLC (ADR) Cellular Telecommunications	1.2%
Two Harbors Investment Corp. REIT – Mortgage	1.2%
SK Telecom Co., Ltd. (ADR) Cellular Telecommunications	1.1%
Novartis A.G. (ADR) Medical – Drugs	1.1%

6.1%

Asset Allocation – (% of Net Assets)
As of December 31, 2012

Emerging markets comprised 1.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2012

As of June 30, 2012

52 | DECEMBER 31, 2012

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2012				Expense Ratios – per the October 26, 2012 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Value Plus Income Fund – Class A Shares

NAV	5.95%	11.47%	10.06%	1.50%	1.02%

MOP	–0.12%	5.05%	7.40%

Perkins Value Plus Income Fund – Class C Shares

NAV	5.52%	11.00%	9.39%	2.26%	1.77%

CDSC	4.51%	9.94%	9.39%

Perkins Value Plus Income Fund – Class D Shares(1)	6.00%	11.56%	10.17%	1.41%	0.91%

Perkins Value Plus Income Fund – Class I Shares	6.06%	11.75%	10.29%	1.25%	0.77%

Perkins Value Plus Income Fund – Class S Shares	5.85%	11.25%	9.81%	1.73%	1.27%

Perkins Value Plus Income Fund – Class T Shares	6.05%	11.57%	10.10%	1.48%	1.02%

Russell 1000® Value Index	8.13%	17.51%	13.02%

Barclays U.S. Aggregate Bond Index	1.80%	4.21%	4.97%

Value Income Index	4.94%	10.84%	9.26%

Lipper Quartile – Class I Shares	–	2nd	1st

Lipper Ranking – based on total returns for Mixed-Asset Target Allocation Moderate Funds	–	211/469	50/442

Visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus Capital) to view current performance and characteristic information

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Value Funds | 53

Perkins Value Plus Income Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2013.

The Fund’s performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with the Janus “funds of funds.” Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/info (or janus.com/reports if you hold shares directly with Janus Capital) for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks.

The Fund invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund invests in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Fund. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Fund owns.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

For a period of three years subsequent to the Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Ranking is for Class I Shares only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The Fund’s portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Fund’s inception date – July 30, 2010
(1)	Closed to new investors.

54 | DECEMBER 31, 2012

(unaudited)

Fund Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Fund and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class A Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,059.50	$5.29

Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class C Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,055.60	$9.17

Hypothetical (5% return before expenses)	$1,000.00	$1,016.28	$9.00

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class D Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,060.30	$4.78

Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class I Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,060.60	$4.00

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.92

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class S Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,058.50	$6.59

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Class T Shares	(7/1/12)	(12/31/12)	(7/1/12 - 12/31/12)†

Actual	$1,000.00	$1,060.50	$5.30

Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

†	Expenses are equal to the net annualized expense ratio of 1.02% for Class A Shares, 1.77% for Class C Shares, 0.92% for Class D Shares, 0.77% for Class I Shares, 1.27% for Class S Shares and 1.02% for Class T Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of applicable waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Value Funds | 55

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.2%
$30,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	$30,316
252,673	Banc of America Large Loan, Inc. 2.5090%, 11/15/15 (144A),‡	252,152
34,000	FREMF Mortgage Trust 2.8120%, 5/25/19 (144A),‡	34,196
90,000	FREMF Mortgage Trust 4.9321%, 7/25/21 (144A),‡	99,736
19,000	FREMF Mortgage Trust 4.5942%, 10/25/21 (144A),‡	20,263
120,000	GS Mortgage Securities Corp. II 3.5510%, 4/10/34 (144A),‡	129,627
18,000	JPMorgan Chase Commercial Mortgage Securities Corp. 5.8713%, 4/15/45‡	20,715
28,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	28,846
27,000	Santander Drive Auto Receivables Trust 2.5200%, 10/15/18	26,986

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $613,980)		642,837

Bank Loans – 0.3%
Casino Hotels – 0.2%
98,000	MGM Resorts International 4.2500%, 12/20/19‡	98,955
Pharmaceuticals – 0.1%
49,000	Quintiles Transnational Corp. 0%, 6/8/18(a),‡	49,031

Total Bank Loans (cost $146,513)		147,986

Common Stock – 57.4%
Aerospace and Defense – 0.6%
4,500	General Dynamics Corp.	311,715
Aerospace and Defense – Equipment – 0.3%
45,000	BBA Aviation PLC**	162,815
Agricultural Chemicals – 0.4%
3,500	Mosaic Co.	198,205
Applications Software – 0.7%
13,500	Microsoft Corp.	360,855
Automotive – Truck Parts and Equipment – Original – 0.8%
8,000	Johnson Controls, Inc.**	245,600
3,500	Lear Corp.	163,940
		409,540
Beverages – Non-Alcoholic – 0.5%
4,000	PepsiCo, Inc.	273,720
Brewery – 0.3%
3,400	Molson Coors Brewing Co. – Class B	145,486
Building – Residential and Commercial – 0.3%
3,500	M.D.C. Holdings, Inc.	128,660
Cellular Telecommunications – 2.7%
14,000	NTT DOCOMO, Inc. (ADR)	201,740
35,000	SK Telecom Co., Ltd. (ADR)	554,050
25,000	Vodafone Group PLC (ADR)**	629,750
		1,385,540
Chemicals – Diversified – 0.3%
1,800	Air Products & Chemicals, Inc.	151,236
Chemicals – Specialty – 0.2%
33,000	Borregaard A.S.A	124,108
Commercial Banks – 1.7%
5,000	Bank of Hawaii Corp.	220,250
7,500	Columbia Banking System, Inc.	134,550
3,000	Cullen / Frost Bankers, Inc.	162,810
22,000	Fulton Financial Corp.	211,420
7,600	Univest Corp. of Pennsylvania	129,960
		858,990
Commercial Services – Finance – 0.5%
18,900	Western Union Co.	257,229
Computers – Integrated Systems – 0.5%
8,000	Diebold, Inc.	244,880
Containers – Metal and Glass – 0.6%
6,600	Greif, Inc. – Class A	293,700
Cosmetics and Toiletries – 0.3%
2,500	Procter & Gamble Co.**	169,725
Dental Supplies and Equipment – 0.3%
4,700	Patterson Cos., Inc.	160,881
Diagnostic Kits – 0.4%
10,500	Meridian Bioscience, Inc.	212,625
Diversified Banking Institutions – 0.9%
11,000	JPMorgan Chase & Co.**	483,670
Diversified Minerals – 0.5%
7,100	Teck Resources, Ltd. – Class B**	258,085
Diversified Operations – 1.0%
4,400	Koppers Holdings, Inc.	167,860
31,900	Orkla A.S.A.	279,386
1,079	Pentair, Ltd.	53,033
		500,279
Electric – Integrated – 1.2%
1,900	Entergy Corp.	121,125
5,000	Exelon Corp.	148,700
12,000	PPL Corp.	343,560
		613,385
Electronic Components – Miscellaneous – 0.5%
6,500	Garmin, Ltd.**	265,330
Electronic Components – Semiconductors – 1.3%
6,000	Altera Corp.	206,640
7,000	Intel Corp.	144,410
4,500	Microchip Technology, Inc.	146,655
5,000	Xilinx, Inc.	179,500
		677,205
Electronic Measuring Instruments – 0.4%
4,500	Agilent Technologies, Inc.	184,230
Electronic Security Devices – 0.4%
6,500	Tyco International, Ltd. (U.S. Shares)	190,125
Finance – Investment Bankers/Brokers – 0.3%
9,300	TD Ameritrade Holding Corp.	156,333
Finance – Other Services – 0.3%
3,500	CME Group, Inc.	177,485

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

56 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Food – Baking – 0.3%
$7,000	Flowers Foods, Inc.	$162,890
Food – Miscellaneous/Diversified – 0.4%
4,700	Unilever PLC (ADR)**	181,984
Food – Retail – 1.5%
135,000	Tesco PLC**	741,481
Food – Wholesale/Distribution – 0.3%
5,000	Sysco Corp.	158,300
Gold Mining – 0.6%
8,300	Goldcorp, Inc. (U.S. Shares)	304,610
Human Resources – 0.3%
3,000	Manpower, Inc.	127,320
Instruments – Scientific – 0.3%
2,100	Thermo Fisher Scientific, Inc.	133,938
Investment Management and Advisory Services – 0.9%
4,000	Ameriprise Financial, Inc.	250,520
600	BlackRock, Inc.**	124,026
2,700	Waddell & Reed Financial, Inc. – Class A	94,014
		468,560
Life and Health Insurance – 0.4%
10,300	Unum Group	214,446
Medical – Drugs – 3.8%
2,800	Abbott Laboratories	183,400
5,500	GlaxoSmithKline PLC (ADR)**	239,085
4,000	Johnson & Johnson	280,400
3,500	Merck & Co., Inc.	143,290
8,600	Novartis A.G. (ADR)	544,380
21,000	Pfizer, Inc.	526,680
		1,917,235
Medical – Generic Drugs – 0.7%
10,000	Teva Pharmaceutical Industries, Ltd. (ADR)	373,400
Medical – HMO – 1.7%
6,600	Aetna, Inc.	305,580
3,000	Humana, Inc.	205,890
6,000	WellPoint, Inc.	365,520
		876,990
Medical – Wholesale Drug Distributors – 0.6%
3,000	McKesson Corp.	290,880
Medical Instruments – 0.6%
3,300	Medtronic, Inc.**	135,366
4,000	St. Jude Medical, Inc.	144,560
		279,926
Medical Products – 1.7%
1,200	Baxter International, Inc.	79,992
1,500	Becton, Dickinson and Co.	117,285
2,500	Covidien PLC (U.S. Shares)**	144,350
7,000	Hill-Rom Holdings, Inc.	199,500
5,900	Stryker Corp.	323,438
		864,565
Medical Sterilization Products – 0.2%
2,600	STERIS Corp.	90,298
Metal – Copper – 0.3%
4,300	Freeport-McMoRan Copper & Gold, Inc.	147,060
Multi-Line Insurance – 0.3%
3,800	Allstate Corp.	152,646
Networking Products – 0.5%
13,800	Cisco Systems, Inc.	271,170
Non-Hazardous Waste Disposal – 0.3%
6,000	Republic Services, Inc.	175,980
Oil – Field Services – 1.1%
3,100	CARBO Ceramics, Inc.**	242,854
4,400	Schlumberger, Ltd. (U.S. Shares)**	304,876
		547,730
Oil Companies – Exploration and Production – 1.6%
2,000	Noble Energy, Inc.	203,480
6,000	Occidental Petroleum Corp.	459,660
15,000	Talisman Energy, Inc.	169,950
		833,090
Oil Companies – Integrated – 3.1%
7,000	BP PLC (ADR)**	291,480
3,500	Chevron Corp.	378,490
2,000	Exxon Mobil Corp.**	173,100
4,500	Royal Dutch Shell PLC (ADR)**	310,275
8,100	Total S.A. (ADR)**	421,281
		1,574,626
Paper and Related Products – 0.3%
8,500	Glatfelter	148,580
Printing Services – 0.3%
4,000	Brady Corp. – Class A	133,600
Protection – Safety – 0.3%
2,100	Landauer, Inc.	128,541
Publishing – Periodicals – 0.2%
8,500	UBM PLC**	98,178
Real Estate Management/Services – 0.4%
14,100	Brookfield Real Estate Services, Inc.	178,944
Reinsurance – 0.8%
1,200	Everest Re Group, Ltd.	131,940
1,800	PartnerRe, Ltd.	144,882
3,700	Validus Holdings, Ltd.	127,946
		404,768
REIT – Apartments – 1.1%
4,000	American Campus Communities, Inc.	184,520
14,000	Campus Crest Communities, Inc.	171,640
3,500	Home Properties, Inc.	214,585
		570,745
REIT – Diversified – 0.7%
4,000	Potlatch Corp.	156,760
4,050	Rayonier, Inc.	209,912
		366,672
REIT – Hotels – 0.4%
22,500	DiamondRock Hospitality Co.	202,500
REIT – Mortgage – 2.3%
7,500	American Capital Agency Corp.	217,050
7,200	Hatteras Financial Corp.	178,632
12,000	Redwood Trust, Inc.	202,680
53,700	Two Harbors Investment Corp.	594,996
		1,193,358
REIT – Office Property – 0.4%
9,500	BioMed Realty Trust, Inc.	183,635

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 57

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

REIT – Single Tenant – 0.4%
$12,000	Spirit Realty Capital, Inc.	$213,360
Retail – Apparel and Shoe – 0.1%
1,419	Men’s Wearhouse, Inc.	44,216
Retail – Office Supplies – 0.3%
14,200	Staples, Inc.	161,880
Retail – Regional Department Stores – 0.5%
6,500	Kohl’s Corp.	279,370
Retail – Restaurants – 0.4%
2,200	McDonald’s Corp.**	194,062
Savings/Loan/Thrifts – 0.2%
3,800	Berkshire Hills Bancorp, Inc.	90,668
Semiconductor Components/Integrated Circuits – 0.4%
4,700	Analog Devices, Inc.**	197,682
Semiconductor Equipment – 1.4%
26,700	Applied Materials, Inc.	305,448
22,500	Brooks Automation, Inc.	181,125
9,700	MKS Instruments, Inc.	250,066
		736,639
Super-Regional Banks – 2.3%
20,000	Fifth Third Bancorp**	303,800
7,500	PNC Financial Services Group, Inc.	437,325
12,500	Wells Fargo & Co.	427,250
		1,168,375
Telecommunication Services – 0.7%
10,000	Telenor A.S.A.	203,246
7,750	Vivendi S.A.**	174,507
		377,753
Telephone – Integrated – 1.0%
6,000	AT&T, Inc.**	202,260
7,700	CenturyLink, Inc.	301,224
		503,484
Television – 0.3%
20,000	Belo Corp. – Class A	153,400
Tobacco – 0.4%
7,000	Altria Group, Inc.**	219,940
Tools – Hand Held – 0.3%
2,000	Stanley Black & Decker, Inc.	147,940
Transportation – Railroad – 1.4%
7,000	CSX Corp.	138,110
6,500	Norfolk Southern Corp.	401,960
1,200	Union Pacific Corp.	150,864
		690,934
Water – 0.4%
16,000	Suez Environment Co.**	192,902

Total Common Stock (cost $27,366,028)		29,227,288

Corporate Bonds – 28.8%
Advertising Services – 0.1%
$21,000	WPP Finance 2010 4.7500%, 11/21/21**	22,745
22,000	WPP Finance 2010 3.6250%, 9/7/22**	21,883
		44,628
Aerospace and Defense – Equipment – 0.2%
61,000	Exelis, Inc. 4.2500%, 10/1/16	64,308
28,000	Exelis, Inc. 5.5500%, 10/1/21	30,556
19,000	TransDigm, Inc. 7.7500%, 12/15/18	21,019
		115,883
Agricultural Chemicals – 0.5%
125,000	CF Industries, Inc. 6.8750%, 5/1/18	152,702
60,000	CF Industries, Inc. 7.1250%, 5/1/20	75,512
36,000	Phibro Animal Health Corp. 9.2500%, 7/1/18 (144A)	36,000
		264,214
Airlines – 0.1%
53,000	Southwest Airlines Co. 5.1250%, 3/1/17	58,650
Brewery – 0.8%
42,000	Heineken N.V. 1.4000%, 10/1/17 (144A),**	41,873
200,000	SABMiller Holdings, Inc. 2.4500%, 1/15/17 (144A)	208,479
136,000	SABMiller Holdings, Inc. 3.7500%, 1/15/22 (144A)	146,857
		397,209
Building – Residential and Commercial – 0.1%
31,000	D.R. Horton, Inc. 4.7500%, 5/15/17	32,937
23,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	26,090
		59,027
Cable/Satellite Television – 0.3%
118,000	Comcast Corp. 3.1250%, 7/15/22	122,937
Chemicals – Diversified – 0.6%
288,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19**	318,240
Chemicals – Specialty – 0.3%
61,000	Ecolab, Inc. 3.0000%, 12/8/16	64,825
65,000	Ecolab, Inc. 4.3500%, 12/8/21	72,552
		137,377
Coatings and Paint Products – 0.2%
106,000	Valspar Corp. 4.2000%, 1/15/22	115,794
Commercial Banks – 1.0%
76,000	CIT Group, Inc. 5.2500%, 4/1/14 (144A)	78,660
94,000	CIT Group, Inc. 4.2500%, 8/15/17	96,796
95,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	103,550
56,000	SVB Financial Group 5.3750%, 9/15/20	62,846

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

58 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Commercial Banks – (continued)

$110,000	Zions Bancorp 7.7500%, 9/23/14	$120,137
52,000	Zions Bancorp 4.5000%, 3/27/17	54,327
		516,316
Computer Aided Design – 0.2%
80,000	Autodesk, Inc. 3.6000%, 12/15/22	80,353
Computers – Memory Devices – 0.1%
35,000	Seagate Technology International 10.0000%, 5/1/14 (144A)	37,669
Consulting Services – 0.8%
49,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	52,509
214,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	239,818
85,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	87,038
		379,365
Containers – Paper and Plastic – 0.3%
29,000	Packaging Corp. of America 3.9000%, 6/15/22	30,031
23,000	Rock-Tenn Co. 4.4500%, 3/1/19 (144A)	24,814
58,000	Rock-Tenn Co. 4.9000%, 3/1/22 (144A)	62,680
28,000	Rock-Tenn Co. 4.0000%, 3/1/23 (144A)	28,445
		145,970
Data Processing and Management – 0.1%
37,000	Fiserv, Inc. 3.1250%, 10/1/15	38,793
26,000	Fiserv, Inc. 3.1250%, 6/15/16	27,312
		66,105
Diversified Banking Institutions – 2.1%
15,000	Bank of America Corp. 4.5000%, 4/1/15	15,989
92,000	Bank of America Corp. 1.5000%, 10/9/15	92,470
60,000	Bank of America Corp. 3.6250%, 3/17/16	63,576
70,000	Bank of America Corp. 3.7500%, 7/12/16	74,825
79,000	Bank of America Corp. 8.0000%, 7/30/99‡	87,380
67,000	Citigroup, Inc. 5.0000%, 9/15/14	70,490
28,000	Citigroup, Inc. 5.9500%, 7/30/99‡	28,350
161,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	170,422
113,000	JPMorgan Chase & Co. 4.5000%, 1/24/22	127,830
37,000	JPMorgan Chase & Co. 7.9000%, 10/30/99‡	41,921
100,000	Morgan Stanley 3.4500%, 11/2/15	104,191
30,000	Morgan Stanley 4.7500%, 3/22/17	32,729
80,000	Morgan Stanley 5.5000%, 7/28/21	90,830
71,000	Morgan Stanley 4.8750%, 11/1/22	73,513
15,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15**	15,351
		1,089,867
Diversified Financial Services – 1.0%
50,000	General Electric Capital Corp. 4.8000%, 5/1/13	50,728
101,000	General Electric Capital Corp. 5.5500%, 5/4/20	120,067
7,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	7,385
100,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	108,898
200,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	226,058
		513,136
Diversified Operations – 0.4%
45,000	Danaher Corp. 2.3000%, 6/23/16	47,057
129,000	Eaton Corp. 2.7500%, 11/2/22 (144A)	128,602
33,000	GE Capital Trust I 6.3750%, 11/15/67‡	34,774
		210,433
Electric – Generation – 0%
15,000	AES Corp. 7.7500%, 10/15/15	16,838
Electric – Integrated – 0.7%
39,000	Calpine Construction Finance Co. L.P. / CCFC Finance Corp. 8.0000%, 6/1/16 (144A)	41,438
51,000	CMS Energy Corp. 4.2500%, 9/30/15	54,114
38,000	CMS Energy Corp. 5.0500%, 2/15/18	42,789
49,000	Great Plains Energy, Inc. 4.8500%, 6/1/21	53,985
88,000	PPL Energy Supply LLC 4.6000%, 12/15/21	95,410
46,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A),**	48,440
32,000	PPL WEM Holdings PLC 5.3750%, 5/1/21 (144A),**	35,990
		372,166
Electronic Components – Semiconductors – 0.4%
214,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	216,515
Electronic Connectors – 0.1%
42,000	Amphenol Corp. 4.0000%, 2/1/22	44,414

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 59

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Electronic Measuring Instruments – 0.3%
$60,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	$60,532
69,000	FLIR Systems, Inc. 3.7500%, 9/1/16	70,741
		131,273
Engineering – Research and Development Services – 0.3%
60,000	URS Corp. 3.8500%, 4/1/17 (144A)	61,808
59,000	URS Corp. 5.0000%, 4/1/22 (144A)	60,739
		122,547
Finance – Auto Loans – 0.9%
200,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	208,568
210,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	245,378
		453,946
Finance – Consumer Loans – 0.4%
110,000	SLM Corp. 5.3750%, 5/15/14	115,007
55,000	SLM Corp. 6.2500%, 1/25/16	59,812
		174,819
Finance – Credit Card – 0.2%
67,000	American Express Co. 6.8000%, 9/1/66‡	71,941
46,000	American Express Credit Corp. 1.7500%, 6/12/15	46,964
		118,905
Finance – Investment Bankers/Brokers – 0.8%
50,000	Charles Schwab Corp. 4.4500%, 7/22/20	56,503
51,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	58,367
51,000	Lazard Group LLC 7.1250%, 5/15/15	56,696
13,000	Lazard Group LLC 6.8500%, 6/15/17	15,026
215,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	240,662
		427,254
Finance – Mortgage Loan Banker – 0.2%
100,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A),**	116,194
Food – Meat Products – 0.4%
100,000	Tyson Foods, Inc. 6.6000%, 4/1/16	114,594
69,000	Tyson Foods, Inc. 4.5000%, 6/15/22	74,694
		189,288
Food – Miscellaneous/Diversified – 0.9%
41,000	ARAMARK Corp. 8.5000%, 2/1/15	41,206
232,000	Kraft Foods Group, Inc. 2.2500%, 6/5/17 (144A)	239,961
180,000	Kraft Foods Group, Inc. 3.5000%, 6/6/22 (144A)	192,126
		473,293
Hotels and Motels – 0.5%
18,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	19,760
50,000	Hyatt Hotels Corp. 6.8750%, 8/15/19 (144A)	59,091
27,000	Marriott International, Inc. 3.0000%, 3/1/19	27,788
50,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	60,788
50,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	61,821
		229,248
Instruments – Scientific – 0.2%
90,000	Thermo Fisher Scientific, Inc. 3.1500%, 1/15/23	91,978
Investment Management and Advisory Services – 0.3%
65,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	71,175
51,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	53,423
40,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	42,400
		166,998
Life and Health Insurance – 0.3%
152,000	Primerica, Inc. 4.7500%, 7/15/22	166,435
Linen Supply & Related Items – 0.1%
31,000	Cintas Corp. No. 2 2.8500%, 6/1/16	32,582
34,000	Cintas Corp. No. 2 4.3000%, 6/1/21	37,836
		70,418
Machine Tools and Related Products – 0.1%
64,000	Kennametal, Inc. 2.6500%, 11/1/19	64,094
Medical – Biomedical and Genetic – 0%
12,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	13,044
Medical – Drugs – 0.7%
148,000	AbbVie, Inc. 1.7500%, 11/6/17 (144A)	149,610
73,000	AbbVie, Inc. 2.0000%, 11/6/18 (144A)	73,943
87,000	AbbVie, Inc. 2.9000%, 11/6/22 (144A)	88,599
43,000	AbbVie, Inc. 4.4000%, 11/6/42 (144A)	45,715
		357,867

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

60 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Medical – Generic Drugs – 0.5%
$119,000	Watson Pharmaceuticals, Inc. 1.8750%, 10/1/17	$120,565
150,000	Watson Pharmaceuticals, Inc. 3.2500%, 10/1/22	153,127
		273,692
Medical Instruments – 0.1%
29,000	Boston Scientific Corp. 4.5000%, 1/15/15	30,825
Medical Labs and Testing Services – 0.2%
88,000	Laboratory Corp. of America Holdings 3.7500%, 8/23/22	93,321
Metal Processors and Fabricators – 0.3%
41,000	Precision Castparts Corp. 1.2500%, 1/15/18	41,068
60,000	Precision Castparts Corp. 2.5000%, 1/15/23	60,384
26,000	Precision Castparts Corp. 3.9000%, 1/15/43	26,673
		128,125
Multi-Line Insurance – 0.6%
94,000	American International Group, Inc. 4.2500%, 9/15/14	99,020
26,000	American International Group, Inc. 5.6000%, 10/18/16	29,691
47,000	American International Group, Inc. 5.4500%, 5/18/17	53,980
10,000	American International Group, Inc. 4.8750%, 6/1/22	11,416
77,000	American International Group, Inc. 8.1750%, 5/15/58‡	100,292
		294,399
Multimedia – 0%
20,000	Crown Castle Holdings LLC 2.3810%, 12/15/17 (144A)	20,098
Oil – Field Services – 0.4%
200,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	216,032
Oil and Gas Drilling – 0.3%
100,000	Nabors Industries, Inc. 5.0000%, 9/15/20	108,664
43,000	Rowan Cos., Inc. 5.0000%, 9/1/17	47,769
		156,433
Oil Companies – Exploration and Production – 1.4%
103,000	Anadarko Petroleum Corp. 6.4500%, 9/15/36	129,035
63,000	Cimarex Energy Co. 5.8750%, 5/1/22	68,985
168,000	Continental Resources, Inc. 5.0000%, 9/15/22	181,020
29,000	Forest Oil Corp. 8.5000%, 2/15/14	30,740
39,000	Occidental Petroleum Corp. 1.7500%, 2/15/17	39,992
53,000	Petrohawk Energy Corp. 10.5000%, 8/1/14	56,445
128,000	Petrohawk Energy Corp. 7.8750%, 6/1/15	133,649
86,000	QEP Resources, Inc. 5.2500%, 5/1/23	92,020
		731,886
Oil Companies – Integrated – 0.4%
172,000	Chevron Corp. 2.3550%, 12/5/22	172,282
31,000	Phillips 66 4.3000%, 4/1/22	34,640
		206,922
Oil Refining and Marketing – 0.1%
50,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	60,579
Pharmacy Services – 1.2%
75,000	Express Scripts Holding Co. 2.1000%, 2/12/15 (144A)	76,399
55,000	Express Scripts Holding Co. 3.1250%, 5/15/16	57,986
258,000	Express Scripts Holding Co. 2.6500%, 2/15/17 (144A)	268,162
79,000	Express Scripts Holding Co. 4.7500%, 11/15/21 (144A)	89,651
62,000	Express Scripts Holding Co. 3.9000%, 2/15/22 (144A)	66,852
23,000	Medco Health Solutions, Inc. 4.1250%, 9/15/20	25,137
		584,187
Pipelines – 2.5%
24,000	Colorado Interstate Gas Co. LLC 6.8500%, 6/15/37	29,162
50,000	Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.8750%, 2/15/18	54,000
37,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	38,077
117,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	124,155
50,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	60,966
37,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	41,931
39,000	Energy Transfer Partners L.P. 4.6500%, 6/1/21	42,851
69,000	Kinder Morgan Energy Partners L.P. 3.4500%, 2/15/23	71,063
151,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	165,063
50,000	Magellan Midstream Partners L.P. 4.2500%, 2/1/21	55,223
50,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	53,876
44,000	Plains All American Pipeline L.P. / PAA Finance Corp. 2.8500%, 1/31/23	43,594
52,000	Plains All American Pipeline L.P. / PAA Finance Corp. 4.3000%, 1/31/43	52,046

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 61

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Pipelines – (continued)

$43,000	Sunoco Logistics Partners Operations L.P. 4.6500%, 2/15/22	$46,844
40,000	TC Pipelines L.P. 4.6500%, 6/15/21	42,534
197,000	Western Gas Partners L.P. 5.3750%, 6/1/21	225,248
72,000	Western Gas Partners L.P. 4.0000%, 7/1/22	75,779
61,000	Williams Cos., Inc. 3.7000%, 1/15/23	61,528
		1,283,940
Publishing – Newspapers – 0%
6,000	Gannett Co., Inc. 6.3750%, 9/1/15	6,600
Publishing – Periodicals – 0.1%
58,000	UBM PLC 5.7500%, 11/3/20 (144A),**	61,186
Real Estate Management/Services – 0.2%
23,000	CBRE Services, Inc. 6.6250%, 10/15/20	25,156
91,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	92,962
		118,118
Real Estate Operating/Development – 0.1%
37,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	40,886
REIT – Diversified – 0.6%
250,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	284,019
REIT – Health Care – 0.1%
9,000	HCP, Inc. 2.7000%, 2/1/14	9,162
40,000	Senior Housing Properties Trust 6.7500%, 12/15/21	46,127
		55,289
REIT – Hotels – 0.1%
38,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	38,855
REIT – Office Property – 0.7%
120,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	128,805
210,000	SL Green Realty Corp. 5.0000%, 8/15/18	228,046
		356,851
REIT – Regional Malls – 0.3%
157,000	Rouse Co. LLC 6.7500%, 11/9/15	164,654
REIT – Warehouse and Industrial – 0%
11,000	ProLogis L.P. 6.8750%, 3/15/20	13,316
Retail – Regional Department Stores – 0.2%
21,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	24,675
47,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	56,707
		81,382
Retail – Toy Store – 0.1%
50,000	Toys R Us Property Co. II LLC 8.5000%, 12/1/17	53,000
Steel – Producers – 0.2%
92,000	Steel Dynamics, Inc. 6.7500%, 4/1/15	93,150
Super-Regional Banks – 0.1%
46,000	U.S. Bancorp 2.9500%, 7/15/22	46,470
Telecommunication Services – 0.1%
50,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	52,037
Telephone – Integrated – 0.3%
124,000	Qwest Communications International, Inc. 7.1250%, 4/1/18	129,382
Transportation – Railroad – 0.3%
100,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	110,250
20,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20	22,700
		132,950
Transportation – Services – 0%
7,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	7,170
Transportation – Truck – 0.1%
55,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	56,537
Trucking and Leasing – 0.2%
18,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	18,048
92,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	92,825
		110,873

Total Corporate Bonds (cost $13,862,073)		14,673,871

Mortgage-Backed Securities – 6.5%
	Fannie Mae:
26,288	5.5000%, 1/1/25	28,480
15,419	5.5000%, 1/1/33	17,057
42,227	5.0000%, 9/1/33	47,827
11,589	5.0000%, 11/1/33	12,626
24,413	5.0000%, 12/1/33	26,598
14,163	5.0000%, 2/1/34	15,430
46,634	5.5000%, 4/1/34	51,252
80,832	5.5000%, 9/1/34	88,433
26,389	5.5000%, 5/1/35	28,837
189,550	5.5000%, 7/1/35	207,373
37,535	5.0000%, 10/1/35	40,652
82,003	6.0000%, 12/1/35	91,756
38,034	5.5000%, 1/1/36	41,563
11,529	6.0000%, 2/1/37	13,166
21,986	6.0000%, 5/1/37	24,071
22,595	5.5000%, 7/1/37	24,554
19,807	5.5000%, 3/1/38	21,911
24,337	6.0000%, 11/1/38	26,644
205,436	6.0000%, 1/1/39	224,765
26,768	6.0000%, 10/1/39	29,826

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

62 | DECEMBER 31, 2012

Schedule of Investments (unaudited)

As of December 31, 2012

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)

	Fannie Mae: (continued)
$61,694	5.0000%, 2/1/40	$68,026
29,322	5.0000%, 6/1/40	32,551
63,225	5.0000%, 6/1/40	69,713
144,674	6.0000%, 7/1/40	162,279
17,977	4.5000%, 10/1/40	20,229
19,059	5.0000%, 3/1/41	21,158
39,622	5.0000%, 4/1/41	44,654
51,877	5.0000%, 4/1/41	58,692
62,888	5.0000%, 6/1/41	69,342
38,111	5.0000%, 10/1/41	42,951
	Freddie Mac:
24,101	5.0000%, 1/1/19	25,930
17,825	5.0000%, 2/1/19	19,177
23,971	5.5000%, 8/1/19	25,780
82,065	5.5000%, 12/1/27	89,941
98,523	5.0000%, 1/1/36	110,327
55,800	5.5000%, 10/1/36	62,331
34,694	5.0000%, 11/1/36	37,463
48,283	6.0000%, 1/1/38	52,620
17,106	5.5000%, 5/1/38	18,939
94,801	5.0000%, 5/1/39	104,358
44,452	5.5000%, 10/1/39	49,215
46,355	4.5000%, 1/1/41	51,916
99,897	5.0000%, 5/1/41	112,521
	Ginnie Mae:
38,824	6.0000%, 11/20/34	43,668
11,960	5.5000%, 9/15/35	13,492
15,837	5.5000%, 5/20/36	17,491
31,381	5.0000%, 4/15/39	34,413
38,197	5.0000%, 10/15/39	42,278
60,935	5.0000%, 11/15/39	67,341
17,759	5.0000%, 1/15/40	19,492
13,148	5.0000%, 4/15/40	14,429
21,560	5.0000%, 4/15/40	24,466
24,522	5.0000%, 5/15/40	27,243
16,238	5.0000%, 5/20/40	17,994
9,437	5.0000%, 7/15/40	10,357
60,844	5.0000%, 7/15/40	67,228
61,614	5.0000%, 2/15/41	68,189
25,035	5.0000%, 5/15/41	27,626
14,828	4.5000%, 7/15/41	16,385
11,048	5.5000%, 9/20/41	12,126
51,793	5.0000%, 10/20/41	57,201
11,379	6.0000%, 10/20/41	12,699
37,340	6.0000%, 12/20/41	41,672
34,176	6.0000%, 1/20/42	38,141
33,498	6.0000%, 2/20/42	37,385
21,075	6.0000%, 3/20/42	23,520
61,595	6.0000%, 4/20/42	68,742
22,729	3.5000%, 5/20/42	24,840
48,222	6.0000%, 5/20/42	53,817

Total Mortgage-Backed Securities (cost $3,278,200)		3,295,169

Preferred Stock – 0.5%
Diversified Banking Institutions – 0.1%
3,145	Goldman Sachs Group, Inc., 5.9500%	78,562
Diversified Financial Services – 0.1%
1,500	Citigroup Capital XIII, 7.8750%	41,850
Electric – Integrated – 0.1%
600	PPL Corp., 8.7500%	32,238
Finance – Credit Card – 0.1%
4,275	Discover Financial Services, 6.5000%	107,944
Savings/Loan/Thrifts – 0.1%
1,000	First Niagara Financial Group, Inc., 8.6250%	28,450

Total Preferred Stock (cost $284,948)		289,044

U.S. Treasury Notes/Bonds – 2.7%
	U.S. Treasury Notes/Bonds:
$213,000	0.2500%, 8/31/14	213,058
40,000	0.2500%, 9/15/14	40,009
55,000	0.2500%, 11/30/14	55,002
45,000	0.7500%, 10/31/17	45,148
216,000	1.6250%, 8/15/22	214,582
370,000	1.6250%, 11/15/22	365,953
20,000	3.0000%, 5/15/42	20,375
379,000	2.7500%, 8/15/42	365,972
54,000	2.7500%, 11/15/42	52,026

Total U.S. Treasury Notes/Bonds (cost $1,379,799)		1,372,125

Money Market – 2.7%
1,368,049	Janus Cash Liquidity Fund LLC, 0% (cost $1,368,049)	1,368,049

Total Investments (total cost $48,299,590) – 100.1%		51,016,369

Liabilities, net of Cash, Receivables and Other Assets– (0.1)%		(69,958)

Net Assets – 100%		$50,946,411

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$291,189	0.6%
Bermuda	404,768	0.8%
Canada	1,076,652	2.1%
Cayman Islands	37,669	0.1%
Curacao	304,876	0.6%
France	788,690	1.5%
Ireland	144,350	0.3%
Israel	373,400	0.7%
Japan	201,740	0.4%
Jersey	159,364	0.3%
Mexico	132,950	0.3%
Netherlands	360,113	0.7%
Norway	606,740	1.2%
South Korea	770,082	1.5%
Switzerland	999,835	2.0%
United Kingdom	2,817,473	5.5%
United States††	41,546,478	81.4%

Total	$51,016,369	100.0%

††	Includes Cash Equivalents of 2.7%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 63

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2012

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	Depreciation

HSBC Securities (USA), Inc.:
British Pound 2/14/13	1,094,000	$1,776,623	$(5,709)
Euro 2/14/13	613,000	809,348	(3,164)

Total		$2,585,971	$(8,873)

Schedule of Written Options – Calls	Value

Altria Group, Inc. expires January 2013 18 contracts exercise price $33.00	$(87)
Analog Devices, Inc. expires January 2013 14 contracts exercise price $44.00	(398)
BlackRock, Inc. expires January 2013 3 contracts exercise price $220.00	(462)
CARBO Ceramics, Inc. expires January 2013 7 contracts exercise price $90.00	(210)
Exxon Mobil Corp. expires January 2013 7 contracts exercise price $95.00	(11)
Fifth Third Bancorp expires January 2013 39 contracts exercise price $16.00	(512)
Garmin, Ltd. expires January 2013 14 contracts exercise price $47.00	(24)
Johnson Controls, Inc. expires January 2013 20 contracts exercise price $32.00	(540)
JPMorgan Chase & Co. expires January 2013 13 contracts exercise price $48.00	(103)
McDonald’s Corp. expires January 2013 7 contracts exercise price $95.00	(26)
McKesson Corp. expires January 2013 6 contracts exercise price $100.00	(318)
Medtronic, Inc. expires January 2013 14 contracts exercise price $45.00	(62)
Procter & Gamble Co. expires January 2013 8 contracts exercise price $72.50	(19)
Teck Resources, Ltd. – Class B expires January 2013 16 contracts exercise price $40.00	(180)

Total Schedule of Written Options – Calls (premiums received $3,972)	$(2,952)

Schedule of Written Option – Put
Schlumberger, Ltd. (U.S. Shares) expires January 2013 4 contracts exercise price $65.00 (premiums received $452)	$(228)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

64 | DECEMBER 31, 2012

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Janus Value Funds | 65

Statements of Assets and Liabilities

As of December 31, 2012 (unaudited)
(all numbers in thousands except net asset value per share)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Assets:
Investments at cost(1)	$135,146	$10,757,467	$58,300	$2,465,942	$48,300
Unaffiliated investments at value	$132,514	$10,664,088	$54,541	$2,179,466	$49,648
Affiliated investments at value	–	144,656	–	68,828	1,368
Repurchase agreements	17,654	1,243,564	6,800	379,804	–
Cash	–	–	234	–	24
Cash denominated in foreign currency(2)	–	–	–	–	1
Receivables:
Investments sold	302	66,608	–	16,342	–
Fund shares sold	58	12,757	248	18,508	6
Dividends	223	19,120	103	1,114	101
Foreign dividend tax reclaim	–	756	18	–	4
Interest	–	11	67	2	180
Non-interested Trustees’ deferred compensation	2	194	1	42	1
Other assets	3	190	1	42	1
Total Assets	150,756	12,151,944	62,013	2,664,148	51,334
Liabilities:
Payables:
Options written, at value(3)	–	–	–	–	3
Due to custodian	85	3,776	–	545	–
Investments purchased	601	55,021	116	8,811	223
Fund shares repurchased	199	68,076	33	23,732	50
Dividends	–	–	–	–	2
Advisory fees	68	4,932	39	1,356	15
Fund administration fees	1	103	1	22	1
Internal servicing cost	1	42	1	10	–
Administrative services fees	3	1,580	1	231	4
Distribution fees and shareholder servicing fees	3	602	–	74	6
Administrative, networking and omnibus fees	5	1,007	–	244	1
Non-interested Trustees’ fees and expenses	–	22	–	18	–
Non-interested Trustees’ deferred compensation fees	2	194	1	42	1
Accrued expenses and other payables	52	606	29	149	73
Forward currency contracts	–	–	–	–	9
Total Liabilities	1,020	135,961	221	35,234	388
Net Assets	$149,736	$12,015,983	$61,792	$2,628,914	$50,946

See footnotes at the end of the Statements.

See Notes to Financial Statements.

66 | DECEMBER 31, 2012

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Statements of Assets and Liabilities  (continued)

As of December 31, 2012 (unaudited)
(all numbers in thousands except net asset value per share)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$133,881	$10,681,067	$58,463	$2,489,479	$48,023
Undistributed net investment income/(loss)*	(107)	89,763	(6)	15,650	(21)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	940	(49,688)	293	(38,371)	235
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	15,022	1,294,841	3,042	162,156	2,709
Total Net Assets	$149,736	$12,015,983	$61,792	$2,628,914	$50,946
Net Assets - Class A Shares	$3,047	$958,869	$114	$126,237	$5,338
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	221	44,980	11	6,009	482
Net Asset Value Per Share(4)	$13.82	$21.32	$10.64	$21.01	$11.08
Maximum Offering Price Per Share(5)	$14.66	$22.62	$11.29	$22.29	$11.76
Net Assets - Class C Shares	$2,335	$196,282	$103	$18,073	$5,175
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	170	9,294	10	875	466
Net Asset Value Per Share(4)	$13.70	$21.12	$10.61	$20.66	$11.10
Net Assets - Class D Shares	$22,052	$809,933	$3,892	$69,390	$21,342
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,604	37,942	365	3,300	1,926
Net Asset Value Per Share	$13.74	$21.35	$10.65	$21.02	$11.08
Net Assets - Class I Shares	$41,249	$3,160,957	$56,441	$1,161,206	$9,534
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,993	148,128	5,296	55,156	859
Net Asset Value Per Share	$13.78	$21.34	$10.66	$21.05	$11.09
Net Assets - Class L Shares	N/A	$24,394	N/A	$230,795	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	1,132	N/A	10,793	N/A
Net Asset Value Per Share	N/A	$21.55	N/A	$21.38	N/A
Net Assets - Class N Shares	$78,223	$117,913	N/A	$64,352	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,681	5,526	N/A	3,057	N/A
Net Asset Value Per Share	$13.77	$21.34	N/A	$21.05	N/A
Net Assets - Class R Shares	N/A	$153,504	N/A	$30,245	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	7,229	N/A	1,454	N/A
Net Asset Value Per Share	N/A	$21.23	N/A	$20.79	N/A
Net Assets - Class S Shares	$424	$755,951	$11	$85,027	$4,182
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31	35,520	1	4,061	377
Net Asset Value Per Share	$13.82	$21.28	$10.65	$20.94	$11.08
Net Assets - Class T Shares	$2,406	$5,838,180	$1,231	$843,589	$5,375
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	175	273,552	116	40,124	485
Net Asset Value Per Share	$13.73	$21.34	$10.65	$21.02	$11.09

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $17,654,000, $1,243,564,000, $6,800,000 and $379,804,000 for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund and Perkins Small Cap Value Fund, respectively.
(2)	Includes cost of $1,109 for Perkins Value Plus Income Fund.
(3)	Includes premiums of $4,424 on written options for Perkins Value Plus Income Fund.
(4)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(5)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

68 | DECEMBER 31, 2012

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Statements of Operations

For the six-month period ended December 31, 2012 (unaudited)
(all numbers in thousands)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Investment Income:
Interest	$16	$1,163	$101	$376	$361
Dividends	1,715	137,213	567	25,555	522
Dividends from affiliates	–	1,375	–	681	1
Other Income	–	–	–	–	4
Foreign tax withheld	(19)	(894)	(11)	–	(9)
Total Investment Income	1,712	138,857	657	26,612	879
Expenses:
Advisory fees	398	30,437	234	7,737	151
Internal servicing expense - Class A Shares	–	76	–	10	–
Internal servicing expense - Class C Shares	–	41	–	4	1
Internal servicing expense - Class I Shares	2	112	2	40	–
Shareholder reports expense	9	656	2	77	4
Transfer agent fees and expenses	9	293	1	43	6
Registration fees	93	105	56	120	91
Custodian fees	2	28	1	12	3
Professional fees	27	83	22	40	29
Non-interested Trustees’ fees and expenses	1	84	1	20	–
Fund administration fees	7	627	3	136	2
Administrative services fees - Class D Shares	13	498	2	43	13
Administrative services fees - Class L Shares	N/A	42	N/A	292	N/A
Administrative services fees - Class R Shares	N/A	203	N/A	39	N/A
Administrative services fees - Class S Shares	1	975	–	112	5
Administrative services fees - Class T Shares	3	7,733	1	1,132	7
Distribution fees and shareholder servicing fees - Class A Shares	4	1,290	–	167	7
Distribution fees and shareholder servicing fees - Class C Shares	13	1,046	1	99	25
Distribution fees and shareholder servicing fees - Class R Shares	N/A	405	N/A	79	N/A
Distribution fees and shareholder servicing fees - Class S Shares	1	975	–	112	5
Administrative, networking and omnibus fees - Class A Shares	1	1,361	–	117	1
Administrative, networking and omnibus fees - Class C Shares	1	186	–	23	–
Administrative, networking and omnibus fees - Class I Shares	6	1,843	–	648	–
Other expenses	7	289	4	72	46
Total Expenses	598	49,388	330	11,174	396
Expense and Fee Offset	–	(6)	–	(1)	–
Net Expenses	598	49,382	330	11,173	396
Less: Excess Expense Reimbursement	–	(491)	(1)	(255)	(138)
Net Expenses after Expense Reimbursement	598	48,891	329	10,918	258
Net Investment Income	1,114	89,966	328	15,694	621
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions(1)	2,258	189,678	520	(6,074)	720
Net realized gain from written options contracts	–	33,146	–	–	20
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	5,372	462,592	3,174	130,059	1,510
Change in unrealized net appreciation/(depreciation) of written option contracts	–	(17,994)	–	–	3
Net Gain on Investments	7,630	667,422	3,694	123,985	2,253
Net Increase in Net Assets Resulting from Operations	$8,744	$757,388	$4,022	$139,679	$2,874

(1)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments and Other Information and Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the six-month period ended December 31 (unaudited) and	Perkins Large Cap		Perkins Mid Cap		Perkins Select		Perkins Small Cap		Perkins Value Plus
the fiscal year or period ended June 30, 2012	Value Fund		Value Fund		Value Fund		Value Fund		Income Fund
(all numbers in thousands)	2012	2012(1)	2012	2012(1)	2012	2012(2)	2012	2012(1)	2012	2012

Operations:
Net investment income	$1,114	$1,956	$89,966	$152,066	$328	$427	$15,694	$36,977	$621	$1,218
Net realized gain/(loss) from investment and foreign currency transactions(3)	2,258	3,792	222,824	614,644	520	4,169	(6,074)	114,441	740	832
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	5,372	(3,701)	444,598	(1,346,983)	3,174	(132)	130,059	(289,889)	1,513	(193)
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,744	2,047	757,388	(580,273)	4,022	4,464	139,679	(138,471)	2,874	1,857
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(39)	(28)	(5,609)	(6,645)	(1)	–	(1,222)	(135)	(79)	(148)
Class C Shares	(12)	–	(383)	–	–	–	(2)	–	(60)	(106)
Class D Shares	(322)	(192)	(6,211)	(7,689)	(38)	–	(971)	(258)	(324)	(507)
Class I Shares	(619)	(1,399)	(23,823)	(30,539)	(681)	–	(16,875)	(5,171)	(152)	(269)
Class L Shares	N/A	N/A	(209)	(538)	N/A	N/A	(3,545)	(1,368)	N/A	N/A
Class N Shares	(1,311)	–	(992)	–	N/A	N/A	(1,015)	–	N/A	N/A
Class R Shares	N/A	N/A	(746)	(423)	N/A	N/A	(240)	–	N/A	N/A
Class S Shares	(4)	(5)	(4,452)	(4,413)	–	–	(882)	(53)	(57)	(107)
Class T Shares	(34)	(25)	(42,393)	(52,212)	(11)	–	(11,027)	(1,998)	(78)	(143)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(58)	(133)	(34,092)	(85,970)	(7)	–	(5,181)	(20,201)	(121)	(169)
Class C Shares	(47)	(93)	(7,095)	(15,894)	(7)	–	(768)	(2,976)	(117)	(154)
Class D Shares	(422)	(823)	(28,651)	(61,779)	(242)	–	(2,833)	(8,954)	(484)	(523)
Class I Shares	(778)	(5,521)	(112,483)	(236,480)	(4,089)	–	(47,041)	(143,900)	(217)	(267)
Class L Shares	N/A	N/A	(1,128)	(4,013)	N/A	N/A	(9,262)	(33,189)	N/A	N/A
Class N Shares	(1,479)	–	(4,083)	–	N/A	N/A	(2,601)	–	N/A	N/A
Class R Shares	N/A	N/A	(5,608)	(11,285)	N/A	N/A	(1,285)	(4,083)	N/A	N/A
Class S Shares	(8)	(33)	(26,927)	(58,382)	(1)	–	(3,510)	(10,947)	(95)	(128)
Class T Shares	(47)	(115)	(209,230)	(493,500)	(79)	–	(35,337)	(119,912)	(122)	(151)
Net Decrease from Dividends and Distributions	(5,180)	(8,367)	(514,115)	(1,069,762)	(5,156)	–	(143,597)	(353,145)	(1,906)	(2,672)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

For the six-month period ended December 31 (unaudited) and	Perkins Large Cap		Perkins Mid Cap		Perkins Select		Perkins Small Cap		Perkins Value Plus
the fiscal year or period ended June 30, 2012	Value Fund		Value Fund		Value Fund		Value Fund		Income Fund
(all numbers in thousands)	2012	2012(1)	2012	2012(1)	2012	2012(2)	2012	2012(1)	2012	2012

Capital Share Transactions:
Shares Sold
Class A Shares	135	1,431	116,866	284,287	52	98	13,748	50,362	129	702
Class C Shares	437	1,181	12,953	41,684	32	77	612	2,074	157	725
Class D Shares	6,035	10,281	11,256	35,644	1,048	3,610	1,093	4,354	2,487	10,235
Class I Shares	268	18,563	385,965	1,137,831	2,244	56,981	142,404	405,182	109	2,037
Class L Shares	N/A	N/A	909	5,037	N/A	N/A	15,130	18,923	N/A	N/A
Class N Shares	10,718	64,789	126,000	21,226	N/A	N/A	52,401	12,087	N/A	N/A
Class R Shares	N/A	N/A	21,208	56,113	N/A	N/A	3,542	9,178	N/A	N/A
Class S Shares	–	–	99,835	270,100	–	10	7,938	24,352	–	–
Class T Shares	433	887	370,415	967,374	126	1,058	41,049	107,657	377	812
Reinvested Dividends and Distributions
Class A Shares	80	127	33,312	79,405	8	–	4,939	14,050	195	315
Class C Shares	48	71	5,524	11,148	7	–	605	2,259	170	249
Class D Shares	739	1,007	34,146	67,869	275	–	3,740	9,022	777	925
Class I Shares	1,339	6,768	115,243	229,324	4,770	–	51,655	115,330	364	534
Class L Shares	N/A	N/A	1,177	4,188	N/A	N/A	12,317	33,165	N/A	N/A
Class N Shares	2,790	–	5,074	–	N/A	N/A	3,616	–	N/A	N/A
Class R Shares	N/A	N/A	5,788	10,523	N/A	N/A	1,321	3,469	N/A	N/A
Class S Shares	12	38	31,312	62,682	1	–	4,391	10,999	152	235
Class T Shares	81	140	245,780	526,578	90	–	45,960	119,251	199	293
Shares Repurchased(4)
Class A Shares	(231)	(727)	(370,644)	(413,700)	(34)	(9)	(33,640)	(115,644)	(146)	(694)
Class C Shares	(878)	(1,222)	(37,320)	(56,729)	(12)	–	(4,697)	(7,865)	(61)	(205)
Class D Shares	(3,038)	(7,591)	(69,860)	(117,511)	(356)	(661)	(7,920)	(14,384)	(1,906)	(4,027)
Class I Shares	(9,914)	(82,310)	(816,319)	(943,132)	(8,423)	(2,502)	(225,519)	(447,640)	(356)	(1,029)
Class L Shares	N/A	N/A	(12,243)	(31,766)	N/A	N/A	(77,718)	(49,500)	N/A	N/A
Class N Shares	(3,316)	(401)	(32,106)	(61)	N/A	N/A	(2,596)	(76)	N/A	N/A
Class R Shares	N/A	N/A	(37,726)	(56,746)	N/A	N/A	(6,599)	(13,162)	N/A	N/A
Class S Shares	(300)	(11)	(185,089)	(276,209)	–	–	(21,181)	(32,287)	–	–
Class T Shares	(423)	(863)	(1,101,472)	(2,241,500)	(12)	(16)	(165,738)	(381,654)	(218)	(1,057)
Net Increase/(Decrease) from Capital Share Transactions	5,015	12,158	(1,040,016)	(326,341)	(184)	58,646	(139,147)	(120,498)	2,429	10,050
Net Increase/(Decrease) in Net Assets	8,579	5,838	(796,743)	(1,976,376)	(1,318)	63,110	(143,065)	(612,114)	3,397	9,235
Net Assets:
Beginning of period	141,157	135,319	12,812,726	14,789,102	63,110	–	2,771,979	3,384,093	47,549	38,314
End of period	$149,736	$141,157	$12,015,983	$12,812,726	$61,792	$63,110	$2,628,914	$2,771,979	$50,946	$47,549

Undistributed Net Investment Income/(Loss)*	$(107)	$1,121	$89,763	$84,615	$(6)	$398	$15,650	$35,736	$(21)	$109

*	See Note 5 in Notes to Financial Statements.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012 for Class N Shares.
(2)	Period from December 15, 2011 (inception date) through June 30, 2012.
(3)	Includes realized gain/(loss) from affiliated investment companies. See affiliates table in Notes to Schedules of Investments and Other Information and Note 4 in Notes to Financial Statements.
(4)	During the fiscal year ended June 30, 2012, Perkins Small Cap Value Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $15,940,516 and $2,270,372, respectively, at the date of redemption.

See Notes to Financial Statements.

74 | DECEMBER 31, 2012

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Financial Highlights

Class A Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eleven-month fiscal period	Perkins Large Cap Value Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.44	$14.21	$11.56	$11.14	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.09	0.12	0.13	0.03	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.74	(0.07)	2.87	0.44	1.11
Total from Investment Operations	0.83	0.05	3.00	0.47	1.16
Less Distributions:
Dividends (from net investment income)*	(0.18)	(0.14)	(0.03)	(0.03)	(0.02)
Distributions (from capital gains)*	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(0.45)	(0.82)	(0.35)	(0.05)	(0.02)
Net Asset Value, End of Period	$13.82	$13.44	$14.21	$11.56	$11.14
Total Return**	6.13%	0.75%	26.21%	4.20%	11.64%
Net Assets, End of Period (in thousands)	$3,047	$2,977	$2,265	$1,654	$718
Average Net Assets for the Period (in thousands)	$3,057	$2,598	$1,237	$1,514	$530
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.04%	1.13%	1.18%	1.32%	2.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.04%	1.13%	1.18%	1.29%	1.23%
Ratio of Net Investment Income to Average Net Assets***	1.25%	1.16%	1.40%	0.48%	1.19%
Portfolio Turnover Rate	23%	52%	43%	32%^	33%^

Class A Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended
June 30, the eight-month fiscal period ended June 30, 2010 and	Perkins Mid Cap Value Fund
the fiscal period ended October 31, 2009	2012	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$20.93	$23.66	$19.04	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.17	0.18	0.19	0.04	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.13	(1.15)	4.57	0.36	2.60
Total from Investment Operations	1.30	(0.97)	4.76	0.40	2.59
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.13)	(0.14)	(0.02)	–
Distributions (from capital gains)*	(0.78)	(1.63)	–	–	–
Total Distributions	(0.91)	(1.76)	(0.14)	(0.02)	–
Net Asset Value, End of Period	$21.32	$20.93	$23.66	$19.04	$18.66
Total Return**	6.18%	(3.84)%	25.04%	2.17%	16.12%
Net Assets, End of Period (in thousands)	$958,869	$1,157,423	$1,358,791	$1,011,334	$781,960
Average Net Assets for the Period (in thousands)	$1,023,798	$1,198,373	$1,228,239	$966,540	$736,402
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.04%	1.06%	1.20%	1.17%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.96%	1.02%	1.17%	1.17%	1.22%
Ratio of Net Investment Income to Average Net Assets***	1.22%	0.98%	0.82%	0.33%	0.35%
Portfolio Turnover Rate	27%	54%	66%	44%^	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

76 | DECEMBER 31, 2012

Class A Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the fiscal	Perkins Select Value Fund
period ended June 30, 2012	2012	2012(1)

Net Asset Value, Beginning of Period	$10.82	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.03	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.62	0.78
Total from Investment Operations	0.65	0.82
Less Distributions:
Dividends (from net investment income)*	(0.10)	–
Distributions (from capital gains)*	(0.73)	–
Total Distributions	(0.83)	–
Net Asset Value, End of Period	$10.64	$10.82
Total Return**	6.00%	8.20%
Net Assets, End of Period (in thousands)	$114	$89
Average Net Assets for the Period (in thousands)	$103	$48
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.53%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.28%	1.26%
Ratio of Net Investment Income to Average Net Assets***	0.71%	1.43%
Portfolio Turnover Rate	35%	80%

Class A Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eight-month fiscal
period ended June 30, 2010 and the fiscal period ended October 31,	Perkins Small Cap Value Fund
2009	2012	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$21.02	$24.89	$20.92	$19.48	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.12	0.21	–	0.09	(0.07)
Net gain/(loss) on investments (both realized and unrealized)	0.98	(1.30)	4.68	1.35	3.08
Total from Investment Operations	1.10	(1.09)	4.68	1.44	3.01
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.02)	(0.10)	–	–
Distributions (from capital gains)*	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.11)	(2.78)	(0.71)	–	–
Net Asset Value, End of Period	$21.01	$21.02	$24.89	$20.92	$19.48
Total Return**	5.20%	(4.08)%	22.53%	7.39%	18.28%
Net Assets, End of Period (in thousands)	$126,237	$141,049	$223,229	$86,403	$20,039
Average Net Assets for the Period (in thousands)	$132,422	$170,483	$181,662	$52,788	$13,537
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.04%	1.40%	1.25%	1.21%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.04%	1.25%	1.25%	1.21%	0.96%
Ratio of Net Investment Income to Average Net Assets***	0.90%	0.96%	0.23%	0.06%	0.62%
Portfolio Turnover Rate	30%	62%	64%	39%^	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 77

Financial Highlights  (continued)

Class A Shares

	Perkins Value Plus
For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the	Income Fund
fiscal year or period ended June 30	2012	2012	2011(1)

Net Asset Value, Beginning of Period	$10.86	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.14	0.31	0.29
Net gain on investments (both realized and unrealized)	0.51	0.10	1.14
Total from Investment Operations	0.65	0.41	1.43
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.33)	(0.24)
Distributions (from capital gains)*	(0.26)	(0.37)	(0.04)
Total Distributions	(0.43)	(0.70)	(0.28)
Net Asset Value, End of Period	$11.08	$10.86	$11.15
Total Return**	5.95%	3.97%	14.49%
Net Assets, End of Period (in thousands)	$5,338	$5,057	$4,861
Average Net Assets for the Period (in thousands)	$5,236	$4,848	$3,951
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.57%	1.50%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	1.02%	0.94%
Ratio of Net Investment Income to Average Net Assets***	2.47%	2.83%	3.05%
Portfolio Turnover Rate	47%	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

78 | DECEMBER 31, 2012

Class C Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eleven-month fiscal period	Perkins Large Cap Value Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.28	$14.00	$11.48	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.04	0.04	0.05	(0.03)	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.72	(0.08)	2.82	0.42	1.09
Total from Investment Operations	0.76	(0.04)	2.87	0.39	1.11
Less Distributions:
Dividends (from net investment income)*	(0.07)	–	(0.03)	–	–
Distributions (from capital gains)*	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(0.34)	(0.68)	(0.35)	(0.02)	–
Net Asset Value, End of Period	$13.70	$13.28	$14.00	$11.48	$11.11
Total Return**	5.66%	0.01%	25.21%	3.54%	11.10%
Net Assets, End of Period (in thousands)	$2,335	$2,629	$2,797	$1,336	$556
Average Net Assets for the Period (in thousands)	$2,664	$2,157	$2,070	$929	$484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.86%	1.92%	1.96%	2.09%	2.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.86%	1.92%	1.96%	2.04%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.41%	0.34%	0.31%	(0.23)%	0.48%
Portfolio Turnover Rate	23%	52%	43%	32%^	33%^

Class C Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended June 30, the
eight-month fiscal period ended June 30, 2010 and the fiscal period	Perkins Mid Cap Value Fund
ended October 31, 2009	2012	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$20.74	$23.50	$18.93	$18.62	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.05	0.01	0.04	(0.04)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	1.15	(1.14)	4.53	0.35	2.60
Total from Investment Operations	1.20	(1.13)	4.57	0.31	2.55
Less Distributions:
Dividends (from net investment income)*	(0.04)	–	–(5)	–	–
Distributions (from capital gains)*	(0.78)	(1.63)	–	–	–
Total Distributions	(0.82)	(1.63)	–	–	–
Net Asset Value, End of Period	$21.12	$20.74	$23.50	$18.93	$18.62
Total Return**	5.78%	(4.58)%	24.17%	1.66%	15.87%
Net Assets, End of Period (in thousands)	$196,282	$210,874	$242,324	$168,093	$121,166
Average Net Assets for the Period (in thousands)	$207,248	$217,116	$211,474	$155,180	$107,362
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.74%	1.79%	1.87%	1.91%	2.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.71%	1.77%	1.87%	1.91%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.49%	0.23%	0.11%	(0.41)%	(0.41)%
Portfolio Turnover Rate	27%	54%	66%	44%^	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.
(5)	Dividends (from net investment income) aggregated less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Value Funds | 79

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the fiscal	Perkins Select Value Fund
period ended June 30, 2012	2012	2012(1)

Net Asset Value, Beginning of Period	$10.78	$10.00
Income from Investment Operations:
Net investment income/(loss)	–	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.61	0.76
Total from Investment Operations	0.61	0.78
Less Distributions:
Dividends (from net investment income)*	(0.05)	–
Distributions (from capital gains)*	(0.73)	–
Total Distributions	(0.78)	–
Net Asset Value, End of Period	$10.61	$10.78
Total Return**	5.59%	7.80%
Net Assets, End of Period (in thousands)	$103	$77
Average Net Assets for the Period (in thousands)	$102	$34
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.10%	2.40%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.03%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.04)%	0.68%
Portfolio Turnover Rate	35%	80%

Class C Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eight-month fiscal	Perkins Small Cap Value Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$20.57	$24.57	$20.75	$19.43	$16.47
Income from Investment Operations:
Net investment income/(loss)	(0.03)	0.01	(0.18)	0.05	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	1.02	(1.25)	4.63	1.27	3.06
Total from Investment Operations	0.99	(1.24)	4.45	1.32	2.96
Less Distributions:
Dividends (from net investment income)*	–	–	(0.02)	–	–
Distributions (from capital gains)*	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(0.90)	(2.76)	(0.63)	–	–
Net Asset Value, End of Period	$20.66	$20.57	$24.57	$20.75	$19.43
Total Return**	4.78%	(4.78)%	21.55%	6.79%	17.97%
Net Assets, End of Period (in thousands)	$18,073	$21,434	$29,444	$26,768	$6,196
Average Net Assets for the Period (in thousands)	$19,697	$24,453	$29,169	$16,540	$3,739
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.88%	2.05%	2.05%	1.96%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.82%	1.99%	2.05%	1.96%	1.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.12%	0.25%	(0.52)%	(0.69)%	(0.39)%
Portfolio Turnover Rate	30%	62%	64%	39%^	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

80 | DECEMBER 31, 2012

Class C Shares

	Perkins Value Plus
For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the	Income Fund
fiscal year or period ended June 30	2012	2012	2011(1)

Net Asset Value, Beginning of Period	$10.89	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.10	0.27	0.22
Net gain on investments (both realized and unrealized)	0.50	0.09	1.14
Total from Investment Operations	0.60	0.36	1.36
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.25)	(0.17)
Distributions (from capital gains)*	(0.26)	(0.37)	(0.04)
Total Distributions	(0.39)	(0.62)	(0.21)
Net Asset Value, End of Period	$11.10	$10.89	$11.15
Total Return**	5.56%	3.55%	13.74%
Net Assets, End of Period (in thousands)	$5,175	$4,815	$4,128
Average Net Assets for the Period (in thousands)	$4,998	$4,453	$3,701
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.34%	1.87%	2.62%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.77%	1.38%	1.69%
Ratio of Net Investment Income to Average Net Assets***	1.72%	2.48%	2.27%
Portfolio Turnover Rate	47%	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 81

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the six-month period ended December 31, 2012	Perkins Large Cap Value Fund
(unaudited), each fiscal year ended June 30 and the fiscal period ended June 30, 2010	2012	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$13.39	$14.15	$11.58	$12.15
Income from Investment Operations:
Net investment income	0.08	0.17	0.18	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.75	(0.09)	2.85	(0.59)
Total from Investment Operations	0.83	0.08	3.03	(0.57)
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.16)	(0.14)	–
Distributions (from capital gains)*	(0.27)	(0.68)	(0.32)	–
Total Distributions	(0.48)	(0.84)	(0.46)	–
Net Asset Value, End of Period	$13.74	$13.39	$14.15	$11.58
Total Return**	6.11%	0.96%	26.41%	(4.69)%
Net Assets, End of Period (in thousands)	$22,052	$17,997	$15,001	$2,437
Average Net Assets for the Period (in thousands)	$20,882	$16,727	$7,705	$1,548
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.95%	0.92%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	0.95%	0.92%	1.16%
Ratio of Net Investment Income to Average Net Assets***	1.37%	1.33%	1.26%	0.70%
Portfolio Turnover Rate	23%	52%	43%	32%^

Class D Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30 and the fiscal period ended June 30,	Perkins Mid Cap Value Fund
2010	2012	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$20.96	$23.71	$19.06	$19.52
Income from Investment Operations:
Net investment income	0.18	0.24	0.26	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.16	(1.16)	4.57	(0.50)
Total from Investment Operations	1.34	(0.92)	4.83	(0.46)
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.20)	(0.18)	–
Distributions (from capital gains)*	(0.78)	(1.63)	–	–
Total Distributions	(0.95)	(1.83)	(0.18)	–
Net Asset Value, End of Period	$21.35	$20.96	$23.71	$19.06
Total Return**	6.37%	(3.57)%	25.40%	(2.36)%
Net Assets, End of Period (in thousands)	$809,933	$818,836	$936,795	$796,330
Average Net Assets for the Period (in thousands)	$819,502	$848,059	$896,522	$868,198
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.74%	0.88%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	0.74%	0.88%	0.93%
Ratio of Net Investment Income to Average Net Assets***	1.53%	1.26%	1.14%	0.49%
Portfolio Turnover Rate	27%	54%	66%	44%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.

See Notes to Financial Statements.

82 | DECEMBER 31, 2012

Class D Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the fiscal	Perkins Select Value Fund
period ended June 30, 2012	2012	2012(1)

Net Asset Value, Beginning of Period	$10.83	$10.00
Income from Investment Operations:
Net investment income	0.04	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.62	0.79
Total from Investment Operations	0.66	0.83
Less Distributions:
Dividends (from net investment income)*	(0.11)	–
Distributions (from capital gains)*	(0.73)	–
Total Distributions	(0.84)	–
Net Asset Value, End of Period	$10.65	$10.83
Total Return**	6.08%	8.30%
Net Assets, End of Period (in thousands)	$3,892	$3,004
Average Net Assets for the Period (in thousands)	$3,470	$1,593
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.17%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.14%	1.19%
Ratio of Net Investment Income to Average Net Assets***	0.86%	1.37%
Portfolio Turnover Rate	35%	80%

Class D Shares

For a share outstanding during the six-month period ended December 31, 2012	Perkins Small Cap Value Fund
(unaudited), each fiscal year ended June 30 and the fiscal period ended June 30, 2010	2012	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$21.10	$24.96	$20.92	$20.79
Income from Investment Operations:
Net investment income	0.15	0.28	0.09	0.07
Net gain/(loss) on investments (both realized and unrealized)	0.98	(1.30)	4.65	0.06
Total from Investment Operations	1.13	(1.02)	4.74	0.13
Less Distributions:
Dividends (from net investment income)*	(0.31)	(0.08)	(0.09)	–
Distributions (from capital gains)*	(0.90)	(2.76)	(0.61)	–
Total Distributions	(1.21)	(2.84)	(0.70)	–
Net Asset Value, End of Period	$21.02	$21.10	$24.96	$20.92
Total Return**	5.30%	(3.75)%	22.83%	0.63%
Net Assets, End of Period (in thousands)	$69,390	$72,646	$86,402	$78,237
Average Net Assets for the Period (in thousands)	$70,710	$75,800	$84,313	$74,758
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.78%	0.95%	0.99%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.78%	0.95%	0.99%	0.98%
Ratio of Net Investment Income to Average Net Assets***	1.17%	1.30%	0.54%	0.12%
Portfolio Turnover Rate	30%	62%	64%	39%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from February 16, 2010 (inception date) through June 30, 2010.

See Notes to Financial Statements.

Janus Value Funds | 83

Financial Highlights  (continued)

Class D Shares

	Perkins Value Plus
For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and	Income Fund
the fiscal year or period ended June 30	2012	2012	2011(1)

Net Asset Value, Beginning of Period	$10.86	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.14	0.32	0.29
Net gain on investments (both realized and unrealized)	0.51	0.10	1.16
Total from Investment Operations	0.65	0.42	1.45
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.34)	(0.26)
Distributions (from capital gains)*	(0.26)	(0.37)	(0.04)
Total Distributions	(0.43)	(0.71)	(0.30)
Net Asset Value, End of Period	$11.08	$10.86	$11.15
Total Return**	6.03%	4.08%	14.62%
Net Assets, End of Period (in thousands)	$21,342	$19,581	$12,627
Average Net Assets for the Period (in thousands)	$20,948	$16,050	$7,656
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.48%	1.41%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.91%	0.79%
Ratio of Net Investment Income to Average Net Assets***	2.57%	2.97%	3.33%
Portfolio Turnover Rate	47%	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

84 | DECEMBER 31, 2012

Class I Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eleven-month fiscal	Perkins Large Cap Value Fund
period ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.42	$14.17	$11.58	$11.14	$10.00
Income from Investment Operations:
Net investment income	0.17	0.35	0.19	0.07	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.67	(0.25)	2.85	0.43	1.13
Total from Investment Operations	0.84	0.10	3.04	0.50	1.17
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.17)	(0.13)	(0.04)	(0.03)
Distributions (from capital gains)*	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(0.48)	(0.85)	(0.45)	(0.06)	(0.03)
Net Asset Value, End of Period	$13.78	$13.42	$14.17	$11.58	$11.14
Total Return**	6.24%	1.13%	26.57%	4.49%	11.76%
Net Assets, End of Period (in thousands)	$41,249	$47,846	$112,360	$69,225	$28,863
Average Net Assets for the Period (in thousands)	$44,777	$106,448	$91,088	$53,625	$17,284
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.76%	0.77%	0.84%	1.08%	2.15%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	0.77%	0.84%	1.03%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.51%	1.53%	1.45%	0.76%	1.36%
Portfolio Turnover Rate	23%	52%	43%	32%^	33%^

Class I Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended
June 30, the eight-month fiscal period ended June 30, 2010	Perkins Mid Cap Value Fund
and the fiscal period ended October 31, 2009	2012	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$20.95	$23.71	$19.07	$18.68	$16.07
Income from Investment Operations:
Net investment income	0.19	0.23	0.25	0.08	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.15	(1.15)	4.59	0.37	2.60
Total from Investment Operations	1.34	(0.92)	4.84	0.45	2.61
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.21)	(0.20)	(0.06)	–
Distributions (from capital gains)*	(0.78)	(1.63)	–	–	–
Total Distributions	(0.95)	(1.84)	(0.20)	(0.06)	–
Net Asset Value, End of Period	$21.34	$20.95	$23.71	$19.07	$18.68
Total Return**	6.35%	(3.58)%	25.46%	2.40%	16.24%
Net Assets, End of Period (in thousands)	$3,160,957	$3,412,395	$3,385,626	$2,223,203	$1,258,548
Average Net Assets for the Period (in thousands)	$3,250,152	$3,277,486	$2,900,600	$1,712,121	$1,058,484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.64%	0.73%	0.84%	0.83%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.64%	0.73%	0.84%	0.83%	0.81%
Ratio of Net Investment Income to Average Net Assets***	1.58%	1.28%	1.14%	0.63%	0.75%
Portfolio Turnover Rate	27%	54%	66%	44%^	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 85

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the fiscal	Perkins Select Value Fund
period ended June 30, 2012	2012	2012(1)

Net Asset Value, Beginning of Period	$10.83	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.05	0.07
Net gain/(loss) on investments (both realized and unrealized)	0.63	0.76
Total from Investment Operations	0.68	0.83
Less Distributions:
Dividends (from net investment income)*	(0.12)	–
Distributions (from capital gains)*	(0.73)	–
Total Distributions	(0.85)	–
Net Asset Value, End of Period	$10.66	$10.83
Total Return**	6.25%	8.30%
Net Assets, End of Period (in thousands)	$56,441	$58,880
Average Net Assets for the Period (in thousands)	$61,446	$58,109
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.97%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.97%	1.02%
Ratio of Net Investment Income to Average Net Assets***	0.99%	1.30%
Portfolio Turnover Rate	35%	80%

Class I Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended June 30,
the eight-month fiscal period ended June 30, 2010 and the fiscal	Perkins Small Cap Value Fund
period ended October 31, 2009	2012	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$21.13	$25.01	$20.97	$19.49	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.15	0.29	0.04	0.11	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	0.99	(1.31)	4.73	1.37	3.04
Total from Investment Operations	1.14	(1.02)	4.77	1.48	3.02
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.10)	(0.12)	–	–
Distributions (from capital gains)*	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.22)	(2.86)	(0.73)	–	–
Net Asset Value, End of Period	$21.05	$21.13	$25.01	$20.97	$19.49
Total Return**	5.36%	(3.74)%	22.89%	7.59%	18.34%
Net Assets, End of Period (in thousands)	$1,161,206	$1,195,217	$1,317,183	$532,188	$236,437
Average Net Assets for the Period (in thousands)	$1,171,422	$1,214,236	$1,091,334	$408,417	$42,710
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.72%	0.89%	0.93%	0.85%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.72%	0.89%	0.93%	0.85%	0.75%
Ratio of Net Investment Income to Average Net Assets***	1.23%	1.37%	0.55%	0.52%	0.80%
Portfolio Turnover Rate	30%	62%	64%	39%^	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

86 | DECEMBER 31, 2012

Class I Shares

	Perkins Value Plus
For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the	Income Fund
fiscal year or period ended June 30	2012	2012	2011(1)

Net Asset Value, Beginning of Period	$10.87	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.15	0.33	0.30
Net gain on investments (both realized and unrealized)	0.51	0.11	1.15
Total from Investment Operations	0.66	0.44	1.45
Less Distributions:
Dividends (from net investment income)*	(0.18)	(0.35)	(0.26)
Distributions (from capital gains)*	(0.26)	(0.37)	(0.04)
Total Distributions	(0.44)	(0.72)	(0.30)
Net Asset Value, End of Period	$11.09	$10.87	$11.15
Total Return**	6.06%	4.25%	14.66%
Net Assets, End of Period (in thousands)	$9,534	$9,227	$7,860
Average Net Assets for the Period (in thousands)	$9,504	$8,365	$6,004
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.30%	1.25%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.77%	0.77%
Ratio of Net Investment Income to Average Net Assets***	2.72%	3.09%	3.27%
Portfolio Turnover Rate	47%	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 87

Financial Highlights  (continued)

Class L Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended
June 30, the eight-month fiscal period ended June 30,	Perkins Mid Cap Value Fund
2010 and each fiscal year ended October 31	2012	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$21.12	$23.90	$19.18	$18.79	$16.75	$26.69	$24.99
Income from Investment Operations:
Net investment income	1.93	1.89	0.73	1.72	0.23	0.49	0.39
Net gain/(loss) on investments (both realized and unrealized)	(0.57)	(2.82)	4.18	(1.28)	2.93	(7.31)	3.28
Total from Investment Operations	1.36	(0.93)	4.91	0.44	3.16	(6.82)	3.67
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.22)	(0.19)	(0.05)	(0.33)	(0.39)	(0.35)
Distributions (from capital gains)*	(0.78)	(1.63)	–	–	(0.79)	(2.73)	(1.62)
Total Distributions	(0.93)	(1.85)	(0.19)	(0.05)	(1.12)	(3.12)	(1.97)
Net Asset Value, End of Period	$21.55	$21.12	$23.90	$19.18	$18.79	$16.75	$26.69
Total Return**	6.39%	(3.59)%	25.66%	2.36%	20.67%	(28.49)%	15.49%
Net Assets, End of Period (in thousands)	$24,394	$33,875	$63,549	$61,880	$350,003	$365,505	$885,293
Average Net Assets for the Period (in thousands)	$33,220	$54,047	$66,281	$347,623	$298,741	$759,342	$1,043,566
Ratio of Gross Expenses (Absent of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.84%	0.99%	1.02%	1.13%	1.04%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.60%	0.77%	0.74%	0.76%	0.87%	0.84%	0.77%
Ratio of Net Investment Income to Average Net Assets***	1.60%	1.27%	1.32%	0.85%	1.11%	1.76%	1.60%
Portfolio Turnover Rate	27%	54%	66%	44%^	88%	103%	95%

Class L Shares

For a share outstanding during the six-month period
ended December 31, 2012 (unaudited), each fiscal year
ended June 30, the eight-month fiscal period ended	Perkins Small Cap Value Fund
June 30, 2010 and each fiscal year ended October 31	2012	2012	2011	2010(1)	2009	2008	2007

Net Asset Value, Beginning of Period	$21.45	$25.34	$21.21	$19.72	$18.24	$28.20	$30.54
Income from Investment Operations:
Net investment income	0.35	0.31	0.51	0.18	0.09	0.33	0.38
Net gain/(loss) on investments (both realized and unrealized)	0.82	(1.33)	4.34	1.31	3.45	(5.86)	2.61
Total from Investment Operations	1.17	(1.02)	4.85	1.49	3.54	(5.53)	2.99
Less Distributions and Other:
Dividends (from net investment income)*	(0.34)	(0.11)	(0.11)	–	(0.38)	(0.35)	(0.50)
Distributions (from capital gains)*	(0.90)	(2.76)	(0.61)	–	(1.62)	(4.08)	(4.83)
Return of capital	N/A	N/A	N/A	N/A	(0.06)	N/A	N/A
Total Distributions and Other	(1.24)	(2.87)	(0.72)	–	(2.06)	(4.43)	(5.33)
Net Asset Value, End of Period	$21.38	$21.45	$25.34	$21.21	$19.72	$18.24	$28.20
Total Return**	5.43%	(3.67)%	23.03%	7.56%	23.12%	(22.39)%	11.06%
Net Assets, End of Period (in thousands)	$230,795	$280,294	$325,503	$657,562	$706,873	$563,464	$771,789
Average Net Assets for the Period (in thousands)	$254,844	$287,560	$419,652	$706,615	$613,826	$664,935	$831,092
Ratio of Gross Expenses (Absent of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	1.02%	1.08%	1.08%	1.10%	1.02%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.64%	0.79%	0.84%	0.83%	0.85%	0.81%	0.79%
Ratio of Net Investment Income to Average Net Assets***	1.30%	1.45%	0.76%	0.70%	1.28%	1.65%	1.34%
Portfolio Turnover Rate	30%	62%	64%	39%^	85%	112%	59%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

88 | DECEMBER 31, 2012

Class N Shares

For a share outstanding during the six-month period ended December 31, 2012	Perkins Large Cap Value Fund		Perkins Mid Cap Value Fund
(unaudited) and the fiscal period ended June 30, 2012	2012	2012(1)	2012	2012(1)

Net Asset Value, Beginning of Period	$13.43	$12.91	$20.95	$20.44
Income from Investment Operations:
Net investment income/(loss)	0.11	–	0.17	(0.04)
Net gain on investments (both realized and unrealized)	0.74	0.52	1.19	0.55
Total from Investment Operations	0.85	0.52	1.36	0.51
Less Distributions:
Dividends (from net investment income)*	(0.24)	–	(0.19)	–
Distributions (from capital gains)*	(0.27)	–	(0.78)	–
Total Distributions	(0.51)	–	(0.97)	–
Net Asset Value, End of Period	$13.77	$13.43	$21.34	$20.95
Total Return**	6.25%	4.03%	6.47%	2.50%
Net Assets, End of Period (in thousands)	$78,223	$66,766	$117,913	$21,405
Average Net Assets for the Period (in thousands)	$73,737	$48,137	$71,380	$8,142
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.73%	0.72%	0.52%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.73%	0.72%	0.52%	0.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.58%	0.66%	2.03%	(3.02)%
Portfolio Turnover Rate	23%	52%	27%	54%

Class N Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the fiscal	Perkins Small Cap Value Fund
period ended June 30, 2012	2012	2012(1)

Net Asset Value, Beginning of Period	$21.14	$20.63
Income from Investment Operations:
Net investment income/(loss)	0.14	(0.03)
Net gain on investments (both realized and unrealized)	1.02	0.54
Total from Investment Operations	1.16	0.51
Less Distributions:
Dividends (from net investment income)*	(0.35)	–
Distributions (from capital gains)*	(0.90)	–
Total Distributions	(1.25)	–
Net Asset Value, End of Period	$21.05	$21.14
Total Return**	5.45%	2.47%
Net Assets, End of Period (in thousands)	$64,352	$12,300
Average Net Assets for the Period (in thousands)	$41,094	$8,788
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.60%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.60%	0.63%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.53%	(1.65)%
Portfolio Turnover Rate	30%	62%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

Janus Value Funds | 89

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended June 30, the
eight-month fiscal period ended June 30, 2010 and the fiscal period	Perkins Mid Cap Value Fund
ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$20.86	$23.59	$19.00	$18.64	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.11	0.10	0.12	–	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	1.14	(1.14)	4.56	0.36	2.60
Total from Investment Operations	1.25	(1.04)	4.68	0.36	2.57
Less Distributions:
Dividends (from net investment income)*	(0.10)	(0.06)	(0.09)	–	–
Distributions (from capital gains)*	(0.78)	(1.63)	–	–	–
Total Distributions	(0.88)	(1.69)	(0.09)	–	–
Net Asset Value, End of Period	$21.23	$20.86	$23.59	$19.00	$18.64
Total Return**	5.99%	(4.15)%	24.64%	1.93%	15.99%
Net Assets, End of Period (in thousands)	$153,504	$161,056	$170,602	$103,961	$71,203
Average Net Assets for the Period (in thousands)	$160,718	$157,701	$146,674	$94,163	$64,070
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.27%	1.34%	1.49%	1.52%	1.53%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.27%	1.34%	1.49%	1.52%	1.53%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.95%	0.66%	0.47%	(0.04)%	0.03%
Portfolio Turnover Rate	27%	54%	66%	44%^	88%

Class R Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eight-month fiscal	Perkins Small Cap Value Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$20.81	$24.71	$20.83	$19.46	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.07	0.15	(0.04)	0.11	(0.12)
Net gain/(loss) on investments (both realized and unrealized)	0.98	(1.29)	4.61	1.26	3.11
Total from Investment Operations	1.05	(1.14)	4.57	1.37	2.99
Less Distributions:
Dividends (from net investment income)*	(0.17)	–	(0.08)	–	–
Distributions (from capital gains)*	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.07)	(2.76)	(0.69)	–	–
Net Asset Value, End of Period	$20.79	$20.81	$24.71	$20.83	$19.46
Total Return**	4.99%	(4.32)%	22.10%	7.04%	18.15%
Net Assets, End of Period (in thousands)	$30,245	$31,997	$38,302	$21,450	$3,734
Average Net Assets for the Period (in thousands)	$31,178	$34,159	$32,917	$8,368	$3,362
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.36%	1.53%	1.60%	1.57%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.36%	1.53%	1.60%	1.57%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.60%	0.73%	(0.10)%	(0.28)%	0.10%
Portfolio Turnover Rate	30%	62%	64%	39%^	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

90 | DECEMBER 31, 2012

Class S Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eleven-month fiscal period	Perkins Large Cap Value Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.41	$14.15	$11.56	$11.13	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.20	0.14	0.14	0.03	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.61	(0.10)	2.84	0.42	1.10
Total from Investment Operations	0.81	0.04	2.98	0.45	1.14
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.10)	(0.07)	–	(0.01)
Distributions (from capital gains)*	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(0.40)	(0.78)	(0.39)	(0.02)	(0.01)
Net Asset Value, End of Period	$13.82	$13.41	$14.15	$11.56	$11.13
Total Return**	6.03%	0.67%	26.01%	4.07%	11.40%
Net Assets, End of Period (in thousands)	$424	$680	$685	$580	$557
Average Net Assets for the Period (in thousands)	$550	$656	$685	$616	$484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.23%	1.25%	1.34%	1.65%	2.32%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.23%	1.19%	1.34%	1.53%	1.47%
Ratio of Net Investment Income to Average Net Assets***	1.00%	1.08%	0.97%	0.28%	0.98%
Portfolio Turnover Rate	23%	52%	43%	32%^	33%^

Class S Shares

For a share outstanding during the six-month period ended
December 31, 2012 (unaudited), each fiscal year ended June 30, the
eight-month fiscal period ended June 30, 2010 and the fiscal period	Perkins Mid Cap Value Fund
ended October 31, 2009	2012	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$20.90	$23.64	$19.03	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.14	0.16	0.17	0.03	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	1.15	(1.15)	4.56	0.36	2.61
Total from Investment Operations	1.29	(0.99)	4.73	0.39	2.59
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.12)	(0.12)	(0.02)	–
Distributions (from capital gains)*	(0.78)	(1.63)	–	–	–
Total Distributions	(0.91)	(1.75)	(0.12)	(0.02)	–
Net Asset Value, End of Period	$21.28	$20.90	$23.64	$19.03	$18.66
Total Return**	6.15%	(3.90)%	24.91%	2.09%	16.12%
Net Assets, End of Period (in thousands)	$755,951	$794,421	$834,778	$569,777	$434,615
Average Net Assets for the Period (in thousands)	$773,743	$795,213	$742,692	$559,518	$397,613
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.02%	1.09%	1.24%	1.27%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	1.09%	1.24%	1.27%	1.28%
Ratio of Net Investment Income to Average Net Assets***	1.20%	0.92%	0.74%	0.22%	0.28%
Portfolio Turnover Rate	27%	54%	66%	44%^	88%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 91

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the fiscal	Perkins Select Value Fund
period ended June 30, 2012	2012	2012(1)

Net Asset Value, Beginning of Period	$10.81	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.02	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.61	0.77
Total from Investment Operations	0.63	0.81
Less Distributions:
Dividends (from net investment income)*	(0.06)	–
Distributions (from capital gains)*	(0.73)	–
Total Distributions	(0.79)	–
Net Asset Value, End of Period	$10.65	$10.81
Total Return**	5.78%	8.10%
Net Assets, End of Period (in thousands)	$11	$11
Average Net Assets for the Period (in thousands)	$11	$11
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.64%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.64%	1.47%
Ratio of Net Investment Income to Average Net Assets***	0.32%	0.78%
Portfolio Turnover Rate	35%	80%

Class S Shares

For a share outstanding during the six-month period ended December 31,
2012 (unaudited), each fiscal year ended June 30, the eight-month fiscal	Perkins Small Cap Value Fund
period ended June 30, 2010 and the fiscal period ended October 31, 2009	2012	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$20.97	$24.84	$20.88	$19.47	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.11	0.20	–	0.11	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	0.99	(1.30)	4.65	1.30	3.10
Total from Investment Operations	1.10	(1.10)	4.65	1.41	3.00
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.01)	(0.08)	–	–
Distributions (from capital gains)*	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.13)	(2.77)	(0.69)	–	–
Net Asset Value, End of Period	$20.94	$20.97	$24.84	$20.88	$19.47
Total Return**	5.18%	(4.11)%	22.40%	7.24%	18.21%
Net Assets, End of Period (in thousands)	$85,027	$93,910	$106,549	$51,460	$26,401
Average Net Assets for the Period (in thousands)	$89,079	$94,960	$83,981	$44,047	$24,792
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.10%	1.28%	1.35%	1.32%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.10%	1.28%	1.35%	1.32%	1.20%
Ratio of Net Investment Income to Average Net Assets***	0.84%	0.97%	0.14%	0.07%	0.46%
Portfolio Turnover Rate	30%	62%	64%	39%^	85%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

92 | DECEMBER 31, 2012

Class S Shares

	Perkins Value Plus
For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the	Income Fund
fiscal year or period ended June 30	2012	2012	2011(1)

Net Asset Value, Beginning of Period	$10.86	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.12	0.29	0.27
Net gain on investments (both realized and unrealized)	0.52	0.09	1.14
Total from Investment Operations	0.64	0.38	1.41
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.30)	(0.22)
Distributions (from capital gains)*	(0.26)	(0.37)	(0.04)
Total Distributions	(0.42)	(0.67)	(0.26)
Net Asset Value, End of Period	$11.08	$10.86	$11.15
Total Return**	5.85%	3.74%	14.24%
Net Assets, End of Period (in thousands)	$4,182	$3,950	$3,808
Average Net Assets for the Period (in thousands)	$4,096	$3,784	$3,596
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.79%	1.73%	2.12%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.27%	1.21%	1.20%
Ratio of Net Investment Income to Average Net Assets***	2.22%	2.64%	2.75%
Portfolio Turnover Rate	47%	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 93

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the six-month period ended December 31, 2012
(unaudited), each fiscal year ended June 30, the eleven-month fiscal period	Perkins Large Cap Value Fund
ended June 30, 2010 and the fiscal period ended July 31, 2009	2012	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.37	$14.13	$11.56	$11.13	$10.22
Income from Investment Operations:
Net investment income	0.09	0.16	0.17	0.04	–
Net gain/(loss) on investments (both realized and unrealized)	0.74	(0.10)	2.85	0.44	0.91
Total from Investment Operations	0.83	0.06	3.02	0.48	0.91
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.14)	(0.13)	(0.03)	–
Distributions (from capital gains)*	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(0.47)	(0.82)	(0.45)	(0.05)	–
Net Asset Value, End of Period	$13.73	$13.37	$14.13	$11.56	$11.13
Total Return**	6.14%	0.84%	26.37%	4.32%	8.90%
Net Assets, End of Period (in thousands)	$2,406	$2,262	$2,211	$594	$1
Average Net Assets for the Period (in thousands)	$2,327	$2,236	$1,402	$142	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.01%	1.00%	1.05%	1.29%	4.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	1.00%	1.05%	1.29%	1.25%
Ratio of Net Investment Income to Average Net Assets***	1.29%	1.27%	1.16%	0.53%	1.39%
Portfolio Turnover Rate	23%	52%	43%	32%^	33%^

Class T Shares

For a share outstanding during the six-month
period ended December 31, 2012 (unaudited),
each fiscal year ended June 30, the eight-
month fiscal period ended June 30, 2010 and	Perkins Mid Cap Value Fund
each fiscal year ended October 31	2012	2012	2011	2010(3)	2009	2008	2007

Net Asset Value, Beginning of Period	$20.96	$23.70	$19.06	$18.67	$16.63	$26.56	$24.87
Income from Investment Operations:
Net investment income	0.18	0.23	0.24	0.06	0.11	0.29	0.32
Net gain/(loss) on investments (both realized and unrealized)	1.14	(1.17)	4.56	0.37	2.97	(7.09)	3.30
Total from Investment Operations	1.32	(0.94)	4.80	0.43	3.08	(6.80)	3.62
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.17)	(0.16)	(0.04)	(0.25)	(0.40)	(0.31)
Distributions (from capital gains)*	(0.78)	(1.63)	–	–	(0.79)	(2.73)	(1.62)
Total Distributions	(0.94)	(1.80)	(0.16)	(0.04)	(1.04)	(3.13)	(1.93)
Net Asset Value, End of Period	$21.34	$20.96	$23.70	$19.06	$18.67	$16.63	$26.56
Total Return**	6.27%	(3.66)%	25.24%	2.27%	20.27%	(28.59)%	15.38%
Net Assets, End of Period (in thousands)	$5,838,180	$6,202,441	$7,796,637	$6,830,168	$7,321,160	$5,170,228	$5,892,209
Average Net Assets for the Period (in thousands)	$6,104,418	$6,737,743	$7,597,129	$7,518,444	$5,907,999	$6,009,064	$5,710,028
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.84%	0.99%	1.03%	1.11%	1.07%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.83%	0.99%	1.03%	1.11%	1.06%	0.85%
Ratio of Net Investment Income to Average Net Assets***	1.45%	1.16%	1.02%	0.49%	0.84%	1.47%	1.49%
Portfolio Turnover Rate	27%	54%	66%	44%^	88%	103%	95%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

94 | DECEMBER 31, 2012

Class T Shares

For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the fiscal	Perkins Select Value Fund
period ended June 30, 2012	2012	2012(1)

Net Asset Value, Beginning of Period	$10.82	$10.00
Income from Investment Operations:
Net investment income	0.04	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.62	0.78
Total from Investment Operations	0.66	0.82
Less Distributions:
Dividends (from net investment income)*	(0.10)	–
Distributions (from capital gains)*	(0.73)	–
Total Distributions	(0.83)	–
Net Asset Value, End of Period	$10.65	$10.82
Total Return**	6.09%	8.20%
Net Assets, End of Period (in thousands)	$1,231	$1,049
Average Net Assets for the Period (in thousands)	$1,177	$649
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.23%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.23%	1.26%
Ratio of Net Investment Income to Average Net Assets***	0.75%	1.32%
Portfolio Turnover Rate	35%	80%

Class T Shares

For a share outstanding during the six-month period
ended December 31, 2012 (unaudited), each fiscal
year ended June 30, the eight-month fiscal period
ended June 30, 2010 and each fiscal year ended	Perkins Small Cap Value Fund
October 31	2012	2012	2011	2010(2)	2009	2008	2007

Net Asset Value, Beginning of Period	$21.08	$24.93	$20.92	$19.47	$17.98	$27.90	$30.29
Income from Investment Operations:
Net investment income	0.15	0.27	0.05	0.12	0.08	0.32	0.32
Net gain/(loss) on investments (both realized and unrealized)	0.97	(1.31)	4.66	1.33	3.39	(5.83)	2.57
Total from Investment Operations	1.12	(1.04)	4.71	1.45	3.47	(5.51)	2.89
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.05)	(0.09)	–	(0.31)	(0.33)	(0.45)
Distributions (from capital gains)*	(0.90)	(2.76)	(0.61)	–	(1.62)	(4.08)	(4.83)
Return of capital	N/A	N/A	N/A	N/A	(0.05)	N/A	N/A
Total Distributions and Other	(1.18)	(2.81)	(0.70)	–	(1.98)	(4.41)	(5.28)
Net Asset Value, End of Period	$21.02	$21.08	$24.93	$20.92	$19.47	$17.98	$27.90
Total Return**	5.27%	(3.86)%	22.65%	7.45%	22.87%	(22.57)%	10.77%
Net Assets, End of Period (in thousands)	$843,589	$923,132	$1,257,481	$1,010,405	$659,087	$503,335	$813,857
Average Net Assets for the Period (in thousands)	$893,166	$1,023,747	$1,219,414	$936,037	$441,820	$662,033	$974,404
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	1.05%	1.10%	1.08%	1.11%	1.03%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	1.04%	1.10%	1.08%	1.11%	1.03%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.09%	1.20%	0.42%	0.35%	1.06%	1.44%	1.13%
Portfolio Turnover Rate	30%	62%	64%	39%^	85%	112%	59%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

Janus Value Funds | 95

Financial Highlights  (continued)

Class T Shares

	Perkins Value Plus
For a share outstanding during the six-month period ended December 31, 2012 (unaudited) and the	Income Fund
fiscal year or period ended June 30	2012	2012	2011(1)

Net Asset Value, Beginning of Period	$10.86	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.14	0.32	0.29
Net gain on investments (both realized and unrealized)	0.52	0.09	1.14
Total from Investment Operations	0.66	0.41	1.43
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.33)	(0.24)
Distributions (from capital gains)*	(0.26)	(0.37)	(0.04)
Total Distributions	(0.43)	(0.70)	(0.28)
Net Asset Value, End of Period	$11.09	$10.86	$11.15
Total Return**	6.05%	3.97%	14.49%
Net Assets, End of Period (in thousands)	$5,375	$4,919	$5,030
Average Net Assets for the Period (in thousands)	$5,195	$4,702	$4,002
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.54%	1.48%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	0.97%	0.94%
Ratio of Net Investment Income to Average Net Assets***	2.47%	2.87%	3.08%
Portfolio Turnover Rate	47%	100%	85%^

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
^	Rate has been adjusted to conform with current year presentation.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

96 | DECEMBER 31, 2012

Notes to Schedules of Investments and Other Information (unaudited)

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lipper Large-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have a below-average price-to earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Value Index	Measures the performance of the broad value segment of the U.S. equity universe. The index includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Value Income Index	Value Income Index is a hypothetical internally-calculated index which combines the total returns from the Russell 1000® Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%).

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

Janus Value Funds | 97

Notes to Schedules of Investments and Other Information (unaudited) (continued)

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.
*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2012 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Perkins Value Plus Income Fund	$4,292,413	8.4%

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended December 31, 2012.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/12

Perkins Mid Cap Value Fund
Potlatch Corp.(1)	–	$–	550,300	$18,485,685	$1,571,473	$–	N/A
QLogic Corp.*	584,406	6,182,130	84,604	1,224,774	(86,850)	–	$48,650,020
STERIS Corp.(1)	–	–	1,000,000	35,295,853	(794,033)	–	N/A
Washington Federal, Inc.	–	–	109,042	1,786,411	32,409	1,374,553	96,006,461
WMS Industries, Inc.*(1)	1,492,843	25,338,478	1,981,003	38,289,661	(6,255,625)	–	N/A

		$31,520,608		$95,082,384	$(5,532,626)	$1,374,553	$144,656,481

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/12

Perkins Small Cap Value Fund
Callaway Golf Co.(1)	–	$–	739,000	$5,606,771	$(1,071,305)	$36,000	N/A
Kaydon Corp.	100,000	2,320,361	–	–	–	645,400	$39,807,555
MarineMax, Inc.*	200,000	1,440,715	–	–	–	–	17,209,500
Petroquest Energy, Inc.*(1)	–	–	1,348,000	9,212,980	(1,538,826)	–	N/A
Sterling Construction Co., Inc.*	–	–	–	–	–	–	11,810,499

		$3,761,076		$14,819,751	$(2,610,131)	$681,400	$68,827,554

(1)	Company was no longer an affiliate as of December 31, 2012.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2012. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2012)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Perkins Large Cap Value Fund
Common Stock
Cellular Telecommunications	$–	$2,670,140	$–
Food – Miscellaneous/Diversified	1,091,070	1,819,840	–
Medical – Drugs	7,308,360	2,785,200	–
Medical – Generic Drugs	–	1,717,640	–
Oil Companies – Integrated	1,979,500	1,310,050	–
All Other	110,860,355	–	–

Exchange-Traded Fund	972,060	–	–

Repurchase Agreement	–	17,654,000	–

Total Investments in Securities	$122,211,345	$27,956,870	$–

98 | DECEMBER 31, 2012

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Investments in Securities:
Perkins Mid Cap Value Fund
Common Stock
Cellular Telecommunications	$–	$102,589,701	$–
Food – Miscellaneous/Diversified	–	77,452,390	–
Medical – Generic Drugs	–	91,755,806	–
All Other	10,536,946,978	–	–

Repurchase Agreements	–	1,243,564,000	–

Total Investments in Securities	$10,536,946,978	$1,515,361,897	$–

Investments in Securities:
Perkins Select Value Fund
Common Stock
Cellular Telecommunications	$–	$1,158,740	$–
Chemicals – Specialty	–	394,651	–
Diversified Operations	–	1,576,474	–
Medical – Drugs	1,858,880	1,392,600	–
Medical – Generic Drugs	–	1,008,180	–
Transportation – Marine	–	1,186,012	–
All Other	43,258,330	–	–

Corporate Bond	–	1,604,580	–

Preferred Stock	–	1,102,750	–

Repurchase Agreement	–	6,800,000	–

Total Investments in Securities	$45,117,210	$16,223,987	$–

Investments in Securities:
Perkins Small Cap Value Fund
Common Stock
Medical Labs and Testing Services	$25,996,500	$12,492,000	$–
Telecommunication Equipment	–	16,740,000	–
All Other	2,193,065,455	–	–

Repurchase Agreements	–	379,804,000	–

Total Investments in Securities	$2,219,061,955	$409,036,000	$–

Investments in Securities:
Perkins Value Plus Income Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$642,837	$–

Bank Loans	–	147,986	–

Common Stock
Aerospace and Defense – Equipment	–	162,815	–
Cellular Telecommunications	–	1,385,540	–
Chemical – Specialty	–	124,108	–
Diversified Operations	220,893	279,386	–
Food – Miscellaneous/Diversified	–	181,984	–
Food – Retail	–	741,481	–
Medical – Drugs	1,133,770	783,465	–
Medical – Generic Drugs	–	373,400	–
Oil Companies – Integrated	551,590	1,023,036	–
Publishing – Periodicals	–	98,178	–
Telecommunication Services	–	377,753	–
Water	–	192,902	–
All Other	21,596,987	–	–

Janus Value Funds | 99

Notes to Schedules of Investments and Other Information (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs(a)	Unobservable Inputs

Corporate Bonds	–	14,673,871	–

Mortgage-Backed Securities	–	3,295,169	–

Preferred Stock	–	289,044	–

U.S. Treasury Notes/Bonds	–	1,372,125	–

Money Market	–	1,368,049	–

Total Investments in Securities	$23,503,240	$27,513,129	$–

Other Financial Instruments(b):
Perkins Value Plus Income Fund	$–	$(12,053)	$–

(a)	Includes fair value factors.
(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2012 is noted below.

Fund	Aggregate Value

Perkins Mid Cap Value Fund	$13,365
Perkins Value Plus Income Fund	5,182,777

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

100 | DECEMBER 31, 2012

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund and Perkins Value Plus Income Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the fiscal period ended December 31, 2012. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares, which commenced May 31, 2012, are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and

Janus Value Funds | 101

Notes to Financial Statements (unaudited) (continued)

currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for Perkins Value Plus Income Fund are normally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their

102 | DECEMBER 31, 2012

shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statements of Operations.

These provisions require management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal period ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some of the enacted provisions include:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Valuation Inputs Summary
In accordance with FASB guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with

Janus Value Funds | 103

Notes to Financial Statements (unaudited) (continued)

maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds may use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2012 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedules of Investments and Other Information.

In May 2011, the FASB issued Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” The Accounting Standards Update requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized with Level 3 of the fair value hierarchy.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the fiscal period ended December 31, 2012 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

104 | DECEMBER 31, 2012

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a foreign currency at a future date at a negotiated rate. The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment

Janus Value Funds | 105

Notes to Financial Statements (unaudited) (continued)

and foreign currency transactions” on the Statements of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Funds’ custodian.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

106 | DECEMBER 31, 2012

Written option activity for the fiscal period ended December 31, 2012 is indicated in the tables below:

	Number of	Premiums
Put Options	Contracts	Received

Perkins Mid Cap Value Fund
Options outstanding at June 30, 2012	170,670	$27,324,315
Options written	156,695	17,634,411
Options closed	(305,415)	(42,261,994)
Options expired	(21,950)	(2,696,732)
Options exercised	–	–

Options outstanding at December 31, 2012	–	$–

	Number of	Premiums
Call Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2012	110	$1,905
Options written	1,122	26,440
Options closed	(87)	(1,842)
Options expired	(855)	(20,470)
Options exercised	(104)	(2,061)

Options outstanding at December 31, 2012	186	$3,972

	Number of	Premiums
Put Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2012	–	$–
Options written	4	452
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at December 31, 2012	4	$452

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of December 31, 2012.

Fair Value of Derivative Instruments as of December 31, 2012

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Perkins Value Plus Income Fund
Equity Contracts		$–	Options written, at value	$3,179
Foreign Exchange Contracts		–	Forward currency contracts	8,874

Total		$–		$12,053

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the fiscal period ended December 31, 2012.

The effect of Derivative Instruments on the Statements of Operations for the six-month period ended December 31, 2012

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$(66,533,951)	$–	$(66,533,951)

Total	$–	$–	$(66,533,951)	$–	$(66,533,951)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Mid Cap Value Fund

Equity Contracts	$–	$–	$18,962,584	$–	$18,962,584

Total	$–	$–	$18,962,584	$–	$18,962,584

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Value Plus Income Fund

Equity Contracts	$–	$–	$19,658	$–	$19,658

Foreign Exchange Contracts	–	–	–	(110,262)	(110,262)

Total	$–	$–	$19,658	$(110,262)	$(90,604)

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Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Perkins Value Plus Income Fund

Equity Contracts	$–	$–	$3,398	$–	$3,398

Foreign Exchange Contracts	–	–	–	(3,278)	(3,278)

Total	$–	$–	$3,398	$(3,278)	$120

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other investments and strategies

Additional Investment Risk
The Funds, particularly Perkins Value Plus Income Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

It is important to note that events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on a Fund, such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these government and regulatory measures will not have an adverse effect on the value or marketability of securities held by a Fund, including potentially limiting or completely restricting the ability of the Fund to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

In addition, European markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and worldwide sellers of credit default swaps linked to that country’s creditworthiness. These trends have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all European countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to European debt.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes,

108 | DECEMBER 31, 2012

wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Bank Loans
Perkins Value Plus Income Fund may invest in bank loans, which include institutionally traded floating and fixed-rate debt securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. Some bank loans may be purchased on a “when-issued” basis. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to a Fund. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal period ended December 31, 2012 is indicated in the table below:

	Average Monthly
Fund	Value	Rates

Perkins Value Plus Income Fund	$24,664	0.0000% - 4.2500%

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of their investment policies, each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and

Janus Value Funds | 109

Notes to Financial Statements (unaudited) (continued)

standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds’ investments. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing
The Funds may invest in equity and debt securities of U.S. and non-U.S. real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, REITs and similar REIT-like entities such as foreign entities that have REIT characteristics.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee Rate (%)
Fund	Assets of the Fund	(annual rate)

Perkins Large Cap Value Fund	N/A	0.64
Perkins Mid Cap Value Fund	N/A	0.64
Perkins Select Value Fund	N/A	0.70
Perkins Small Cap Value Fund	N/A	0.72
Perkins Value Plus Income Fund	All Asset Levels	0.60

For each Fund, except Perkins Value Plus Income Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Large Cap Value Fund	Russell 1000® Value Index
Perkins Mid Cap Value Fund	Russell Midcap® Value Index
Perkins Select Value Fund	Russell 3000® Value Index
Perkins Small Cap Value Fund	Russell 2000® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two

110 | DECEMBER 31, 2012

components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustments began February 2007 for Perkins Mid Cap Value Fund and January 2010 for each of Perkins Large Cap Value Fund and Perkins Small Cap Value Fund and will begin January 2013 for Perkins Select Value Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the fiscal period ended December 31, 2012, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Perkins Large Cap Value Fund	$(79,433)
Perkins Mid Cap Value Fund	(9,709,977)
Perkins Small Cap Value Fund	(2,075,596)

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Funds. Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by each of Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, and Perkins Small Cap Value Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements) and 50% of the advisory fee payable by the equity portion of Perkins Value Plus Income Fund to Janus Capital (net of any fee waivers and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on

Janus Value Funds | 111

Notes to Financial Statements (unaudited) (continued)

each of Perkins Large Cap Value Fund’s, Perkins Mid Cap Value Fund’s, Perkins Select Value Fund’s, and Perkins Small Cap Value Fund’s performance relative to each Fund’s respective benchmark index over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

For transfer agency and other services, Janus Services receives an asset-weighted fee from the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund based on the average proportion of each Fund’s total net assets sold directly and the average proportion of each Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. Depending on the shareholder composition of a Fund each month, the asset-weighted fee could increase or decrease from the amount that otherwise would have been paid under the prior transfer agency fee structure.

Janus Services has agreed to waive all or a portion of the administrative fees payable by the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average

112 | DECEMBER 31, 2012

daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has agreed to reimburse the Funds until at least November 1, 2013 by the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, if applicable, class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement (except for networking and omnibus fees for Class A Shares, Class C Shares, and Class I Shares), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Perkins Large Cap Value Fund	1.00
Perkins Mid Cap Value Fund	0.86
Perkins Select Value Fund	1.00
Perkins Small Cap Value Fund	0.96
Perkins Value Plus Income Fund	0.76

For a period of three years subsequent to Perkins Value Plus Income Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could be then considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. The recoupment of such reimbursements expires July 30, 2013 for Perkins Value Plus Income Fund. For the fiscal period ended December 31, 2012, total reimbursement by Janus Capital was $137,798 for the Fund. As of December 31, 2012, the aggregate amount of recoupment that may potentially be made to Janus Capital is $342,807.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2012 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the fiscal period ended December 31, 2012 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $96,728 were paid by the Trust to a Trustee under the Deferred Plan during the fiscal period ended December 31, 2012.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $249,192 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the fiscal period ended December 31, 2012. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Janus Value Funds | 113

Notes to Financial Statements (unaudited) (continued)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the fiscal period ended December 31, 2012, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Large Cap Value Fund	$466
Perkins Mid Cap Value Fund	14,897
Perkins Small Cap Value Fund	307
Perkins Value Plus Income Fund	637

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the fiscal period ended December 31, 2012, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the fiscal period ended December 31, 2012, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Large Cap Value Fund	$147
Perkins Mid Cap Value Fund	7,206
Perkins Small Cap Value Fund	195

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The transfer agent fee offsets received during the fiscal period reduce “Transfer agent fees and expenses” on the Statements of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the fiscal period ended December 31, 2012, the following Fund recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/12

Janus Cash Liquidity Fund LLC
Perkins Value Plus Income Fund	$8,332,740	$(7,394,583)	$900	$1,368,049

114 | DECEMBER 31, 2012

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the fiscal period ended December 31, 2012, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 6/30/12	Purchases	Purchases	Redemptions	Redemptions	at 12/31/12

Perkins Large Cap Value Fund - Class C Shares	$140,288	$–	–	$(140,288)	9/20/12	$–
Perkins Large Cap Value Fund - Class N Shares	10,000	–	–	(10,000)	9/20/12	–
Perkins Large Cap Value Fund - Class S Shares	460,826	–	–	(208,252)	9/20/12	252,574
Perkins Mid Cap Value Fund - Class N Shares	10,000	–	–	(10,000)	9/20/12	–
Perkins Select Value Fund - Class A Shares	10,000	–	–	(10,000)	9/20/12	–
Perkins Select Value Fund - Class C Shares	10,000	–	–	(10,000)	9/20/12	–
Perkins Select Value Fund - Class D Shares	10,000	–	–	(10,000)	9/20/12	–
Perkins Select Value Fund - Class I Shares	10,000	–	–	(10,000)	9/20/12	–
Perkins Select Value Fund - Class S Shares	10,000	–	–	–	–	10,000
Perkins Select Value Fund - Class T Shares	10,000	–	–	(10,000)	9/20/12	–
Perkins Small Cap Value Fund - Class N Shares	10,000	–	–	(10,000)	9/20/12	–
Perkins Value Plus Income Fund - Class A Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class C Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class D Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class I Shares	3,333,334	–	–	–	–	3,333,334
Perkins Value Plus Income Fund - Class S Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class T Shares	3,333,334	–	–	–	–	3,333,334

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2012 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Perkins Large Cap Value Fund	$135,369,795	$17,720,440	$(2,922,020)	$14,798,420
Perkins Mid Cap Value Fund	10,831,714,877	1,595,591,539	(374,997,541)	1,220,593,998
Perkins Select Value Fund	58,314,022	4,192,946	(1,165,771)	3,027,175
Perkins Small Cap Value Fund	2,468,536,936	277,681,501	(118,120,482)	159,561,019
Perkins Value Plus Income Fund	48,339,274	3,384,666	(707,571)	2,677,095

Janus Value Funds | 115

Notes to Financial Statements (unaudited) (continued)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2012, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the fiscal year ended June 30, 2012

		Accumulated
Fund	June 30, 2016	Capital Losses

Perkins Small Cap Value Fund(1)	$(7,950,648)	$(7,950,648)

(1)	Capital loss carryovers subject to annual limitations.

116 | DECEMBER 31, 2012

6.	Capital Share Transactions

For the six-month period ended December 31, 2012
(unaudited) and	Perkins Large Cap		Perkins Mid Cap		Perkins Select		Perkins Small Cap		Perkins Value Plus
the fiscal year ended June 30, 2012	Value Fund		Value Fund		Value Fund		Value Fund		Income Fund
(all numbers in thousands)	2012	2012(1)	2012	2012(1)	2012	2012(2)	2012	2012(1)	2012	2012

Transactions in Fund Shares – Class A Shares:
Shares sold	10	108	5,399	13,285	5	9	646	2,297	12	66
Reinvested dividends and distributions	6	10	1,549	3,931	1	–	233	686	17	30
Shares repurchased	(17)	(55)	(17,275)	(19,338)	(3)	(1)	(1,581)	(5,242)	(13)	(66)
Net Increase/(Decrease) in Fund Shares	(1)	63	(10,327)	(2,122)	3	8	(702)	(2,259)	16	30
Shares Outstanding, Beginning of Period	222	159	55,307	57,429	8	–	6,711	8,970	466	436
Shares Outstanding, End of Period	221	222	44,980	55,307	11	8	6,009	6,711	482	466
Transactions in Fund Shares – Class C Shares:
Shares sold	32	90	607	1,967	3	7	30	99	14	67
Reinvested dividends and distributions	3	6	259	555	1	–	29	112	15	24
Shares repurchased	(63)	(98)	(1,741)	(2,667)	(1)	–	(226)	(367)	(5)	(19)
Net Increase/(Decrease) in Fund Shares	(28)	(2)	(875)	(145)	3	7	(167)	(156)	24	72
Shares Outstanding, Beginning of Period	198	200	10,169	10,314	7	–	1,042	1,198	442	370
Shares Outstanding, End of Period	170	198	9,294	10,169	10	7	875	1,042	466	442
Transactions in Fund Shares – Class D Shares:
Shares sold	425	783	519	1,655	94	337	51	198	222	958
Reinvested dividends and distributions	53	80	1,587	3,358	26	–	177	440	70	87
Shares repurchased	(218)	(579)	(3,225)	(5,456)	(32)	(60)	(372)	(656)	(169)	(374)
Net Increase/(Decrease) in Fund Shares	260	284	(1,119)	(443)	88	277	(144)	(18)	123	671
Shares Outstanding, Beginning of Period	1,344	1,060	39,061	39,504	277	–	3,444	3,462	1,803	1,132
Shares Outstanding, End of Period	1,604	1,344	37,942	39,061	365	277	3,300	3,444	1,926	1,803
Transactions in Fund Shares – Class I Shares:
Shares sold	19	1,428	17,899	52,978	199	5,656	6,674	18,637	9	189
Reinvested dividends and distributions	96	538	5,355	11,353	444	–	2,435	5,615	33	50
Shares repurchased	(687)	(6,328)	(38,023)	(44,213)	(782)	(221)	(10,519)	(20,356)	(32)	(95)
Net Increase/(Decrease) in Fund Shares	(572)	(4,362)	(14,769)	20,118	(139)	5,435	(1,410)	3,896	10	144
Shares Outstanding, Beginning of Period	3,565	7,927	162,897	142,779	5,435	–	56,566	52,670	849	705
Shares Outstanding, End of Period	2,993	3,565	148,128	162,897	5,296	5,435	55,156	56,566	859	849
Transactions in Fund Shares – Class L Shares:
Shares sold	N/A	N/A	42	235	N/A	N/A	701	848	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	54	206	N/A	N/A	572	1,591	N/A	N/A
Shares repurchased	N/A	N/A	(568)	(1,496)	N/A	N/A	(3,545)	(2,221)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(472)	(1,055)	N/A	N/A	(2,272)	218	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	1,604	2,659	N/A	N/A	13,065	12,847	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	1,132	1,604	N/A	N/A	10,793	13,065	N/A	N/A
Transactions in Fund Shares – Class N Shares:
Shares sold	746	5,003	5,738	1,025	N/A	N/A	2,425	586	N/A	N/A
Reinvested dividends and distributions	200	–	236	–	N/A	N/A	171	–	N/A	N/A
Shares repurchased	(237)	(31)	(1,470)	(3)	N/A	N/A	(121)	(4)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	709	4,972	4,504	1,022	N/A	N/A	2,475	582	N/A	N/A
Shares Outstanding, Beginning of Period	4,972	N/A	1,022	N/A	N/A	N/A	582	–	N/A	N/A
Shares Outstanding, End of Period	5,681	4,972	5,526	1,022	N/A	N/A	3,057	582	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	985	2,625	N/A	N/A	168	425	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	270	522	N/A	N/A	63	171	N/A	N/A
Shares repurchased	N/A	N/A	(1,748)	(2,657)	N/A	N/A	(315)	(608)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(493)	490	N/A	N/A	(84)	(12)	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	7,722	7,232	N/A	N/A	1,538	1,550	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	7,229	7,722	N/A	N/A	1,454	1,538	N/A	N/A

Janus Value Funds | 117

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended December 31, 2012
(unaudited) and	Perkins Large Cap		Perkins Mid Cap		Perkins Select		Perkins Small Cap		Perkins Value Plus
the fiscal year ended June 30, 2012	Value Fund		Value Fund		Value Fund		Value Fund		Income Fund
(all numbers in thousands)	2012	2012(1)	2012	2012(1)	2012	2012(2)	2012	2012(1)	2012	2012

Transactions in Fund Shares – Class S Shares:
Shares sold	–	–	4,634	12,570	–	1	374	1,117	13	–
Reinvested dividends and distributions	1	4	1,459	3,106	–	–	208	539	–	22
Shares repurchased	(21)	(1)	(8,584)	(12,971)	–	–	(999)	(1,467)	–	–
Net Increase/(Decrease) in Fund Shares	(20)	3	(2,491)	2,705	–	1	(417)	189	13	22
Shares Outstanding, Beginning of Period	51	48	38,011	35,306	1	–	4,478	4,289	364	342
Shares Outstanding, End of Period	31	51	35,520	38,011	1	1	4,061	4,478	377	364
Transactions in Fund Shares – Class T Shares:
Shares sold	31	66	17,154	45,005	11	98	1,924	4,927	34	76
Reinvested dividends and distributions	6	11	11,421	26,055	9	–	2,170	5,817	18	28
Shares repurchased	(31)	(65)	(50,982)	(104,088)	(1)	(1)	(7,768)	(17,387)	(20)	(102)
Net Increase/(Decrease) in Fund Shares	6	12	(22,407)	(33,028)	19	97	(3,674)	(6,643)	32	2
Shares Outstanding, Beginning of Period	169	157	295,959	328,987	97	–	43,798	50,441	453	451
Shares Outstanding, End of Period	175	169	273,552	295,959	116	97	40,124	43,798	485	453

(1)	Period from May 31, 2012 (inception date) through June 30, 2012 for Class N Shares.
(2)	Period from December 15, 2011 (inception date) through June 30, 2012.

118 | DECEMBER 31, 2012

7.	Purchases and Sales of Investment Securities

For the fiscal period ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Large Cap Value Fund	$30,545,388	$29,470,788	$–	$–
Perkins Mid Cap Value Fund	2,931,073,938	3,865,998,065	–	–
Perkins Select Value Fund	26,881,956	17,323,123	–	–
Perkins Small Cap Value Fund	684,426,862	879,004,898	–	–
Perkins Value Plus Income Fund	18,052,536	18,040,437	5,220,156	4,868,227

8.	New Accounting Pronouncements

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” This update creates disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued Accounting Standards Update No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of the new Statements of Assets and Liabilities offsetting disclosures to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2012 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Value Funds | 119

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, none of whom has ever been affiliated with Janus Capital and each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the nine Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 7, 2012, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2013 through February 1, 2014, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and

120 | DECEMBER 31, 2012

procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds of Janus Investment Fund and the Portfolios of Janus Aspen Series (such Funds and Portfolios, together the “Janus Funds”) and Janus Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the Janus Funds have had some recent performance challenges, but performance has improved recently, and for the 36 months ended September 30, 2012, approximately 47% of the Janus Funds were in the top two quartiles of performance and for the 12 months ended September 30, 2012, approximately 54% of the Janus Funds were in the top two quartiles of performance. The Trustees concluded that the performance of certain Funds was good under current market conditions. Although the performance of other Funds lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for most of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by the independent data providers.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found (1) the total expenses and management fees of the Janus Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 16% below the mean total expenses of their respective Lipper Expense Group peers and 23% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Janus Funds, on average, were 9% below the mean management fees for their Expense Groups and 12% below the mean for their Expense Universes; and (4) Janus Funds expenses at the functional level for each asset and share class category were reasonable. The independent fee consultant concluded that based on its strategic review of expenses at the complex, category and individual fund level, Janus Funds expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/ performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Fund shareholders.

Janus Value Funds | 121

Additional Information (unaudited) (continued)

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to their separate account clients and to non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted the research conducted and conclusions reached by their independent fee consultant.

In this regard, the independent fee consultant found that (1) the management fees Janus Capital charges to the Janus Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Janus Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonability of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Janus Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of the subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by most of the Funds, after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused or will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and the five Funds that have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted

122 | DECEMBER 31, 2012

that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Janus Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus Funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an independent Trustee, concluded at their December 7, 2012 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Fund for another year was in the best interest of the respective Funds and their shareholders.

Janus Value Funds | 123

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended June 30, 2012. The ratios also include expenses indirectly incurred by a Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is each Fund’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If a Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports each Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. Each Fund’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows each Fund’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Funds’ long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Options

A table listing written options contracts follows each Fund’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Fund to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statements of Assets and Liabilities

These statements are often referred to as the “balance sheets.” They list the assets and liabilities of the Funds on the last day of the reporting period.

The Funds’ assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The

124 | DECEMBER 31, 2012

Funds’ liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Funds’ net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds’ net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statements of Operations

These statements detail the Funds’ income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds will realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Funds’ net assets during the reporting period. Changes in the Funds’ net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds’ net asset size to change during the period.

The first section summarizes the information from the Statements of Operations regarding changes in net assets due to the Funds’ investment performance. The Funds’ net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Funds to pay the distribution. If investors reinvest their dividends, the Funds’ net assets will not be affected. If you compare each Fund’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on each Fund’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. The Funds’ net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect each Fund’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds’ expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statements of Operations reflect total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios are listed in the Financial Highlights.

Janus Value Funds | 125

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don’t confuse this ratio with a Fund’s yield. The net investment income ratio is not a true measure of a Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

126 | DECEMBER 31, 2012

Notes

Janus Value Funds | 127

Notes

128 | DECEMBER 31, 2012

Notes

Janus Value Funds | 129

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC (02/13)

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0213-32455	125-24-93007 02-13

Item 2 -	Code of Ethics

Not applicable to semiannual reports.

Item 3 -	Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 -	Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 -	Audit Committee of Listed Registrants

Not applicable.

Item 6 -	Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 -	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 -	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 - Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund
By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)
Date: February 28, 2013
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: February 28, 2013

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)
Date: February 28, 2013